UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07651

Voya Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)       The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2022
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
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Voya Balanced Portfolio

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Voya Global High Dividend Low Volatility Portfolio

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Voya Government Money Market Portfolio

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Voya Growth and Income Portfolio

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Voya Intermediate Bond Portfolio

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Voya Small Company Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Money Market Portfolio does not file on Form N-PORT.
The Voya Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI World Value IndexSM (“MSCI World Value”)	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

1

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)

Common Stock	40.6%
Exchange-Traded Funds	23.7%
Mutual Funds	8.0%
Corporate Bonds/Notes	7.5%
U.S. Government Agency Obligations	7.2%
Collateralized Mortgage Obligations	3.6%
Asset-Backed Securities	3.1%
U.S. Treasury Obligations	3.0%
Commercial Mortgage-Backed Securities	1.6%
Sovereign Bonds	0.1%
Preferred Stock	0.0%
Purchased Options	0.0%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Target Asset Allocation”) to invest in a diversified portfolio of various asset classes and investment strategies. The Portfolio is managed by Paul Zemsky, CFA, Barbara Reinhard, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -17.24% compared to the S&P Target Risk® Growth Index, Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), MSCI EAFE® Index (“MSCI EAFE®”) and Russell 3000® Index, which returned -15.27%, -13.01%, -14.45% and -19.21%, respectively, for the same period.
Portfolio Specifics: The Portfolio began the year with a slight overweight to equities relative to fixed income. Within its sub-asset class allocations, the Portfolio was overweight US large cap and US small cap, funded by underweight positions in US mid cap equities and core US fixed income.
In January and February, the strategy lowered its allocation to high yield (“HY”), taking advantage of the relatively stable credit markets as equities experienced sharp volatility. Also in February, the strategy reduced its US large cap position and added to emerging market (“EM”) and developed international equities. The non-US equity markets offer less tech exposure and less long duration equity exposure which has shown to be more sensitive to rising US real yields.
In March, the strategy lowered its international equity exposure in favor of short-term Eurodollar futures, believing that international equities remain vulnerable to the economic fallout from the first major war in the Europe post-World War II. Recession risk in the Eurozone is rising quickly as war wages, gasoline prices continue to rise and an inflation problem is forcing the European Central Bank’s (“ECB”) hand to tighten financial conditions. In addition, slowing Chinese growth is a headwind for EM. Any stimulus to occur will likely not be enough to revive a slowing economy and to meeting Beijing’s growth target. We believe strong forward guidance by the US Federal Reserve to increase policy rates and a faster balance sheet roll-off than other central
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

iShares Core S&P 500 ETF	19.1%
Voya Short Term Bond Fund - Class R6	3.8%
Voya Small Company Fund - Class R6	2.0%
iShares 20+ Year Treasury Bond ETF	1.9%
Apple, Inc.	1.7%
iShares Core U.S. Aggregate Bond ETF	1.5%
Microsoft Corp.	1.5%
Voya High Yield Bond Fund - Class P	1.2%
Schwab U.S. TIPS ETF	1.0%
Voya Small Cap Growth Fund - Class R6	1.0%
Portfolio holdings are subject to change daily.
banks are dollar positives.
As part of its annual review in early April, the Portfolio increased its overweight to US large cap equities. Overweights to US assets helped within the fixed income segments of the Portfolio, as US aggregate bonds performed better than global bonds and significantly outperformed EM debt, which struggled due to those countries’ generally weaker growth outlook and a substantial strengthening in the US dollar. In May, a new position in Japanese equities was initiated, funded by selling US large cap stocks. Japan is acting more defensive than the rest of the world given the Bank of Japan’s (“BOJ”) use of yield curve control, which, along with relatively cheap valuations, makes their equity markets more attractive in this highly uncertain macro environment. In addition, during times of market stress, the Japanese yen serves as a safe haven for investors. Furthermore, the yen has fallen dramatically since the beginning of 2021 and has not been this cheap relative to the dollar since 2002 from both purchasing power parity (“PPP”) and real effective exchange rate perspective. We believe this should help the nation’s export-oriented businesses and could support earnings.
In the third quarter, the Portfolio increased US large cap and small cap equities. The large cap increase was funded by a reduction to international developed equites, as the US continues to be the favorite region given the relatively insulated economic and geopolitical position, strong currency, and generally healthier companies. Within the United States, small caps have retraced all their stimulus driven gains and now trade at a discount to large caps. Given the severely oversold conditions, there is potential for an unwind and small caps would disproportionally benefit from the bounce. Within fixed income, the Portfolio lengthened duration across the Portfolio by increasing exposure to long-term US government bonds and reducing cash. We believe declining energy and core goods prices, reduced shelter costs, softening labor market, and decreased domestic demand will pull inflation down to the 4-5% range by the middle of next year. We believe the necessary drop in nominal gross domestic product (“GDP”) or expectation thereof should weigh heavily on long dated yields. As a result, we have extended duration in fixed income Portfolio and maintain our preference for high-quality credit. Finally, toward the end of the quarter, the Portfolio closed the long Japan position,

2

Portfolio Managers’ Report	Voya Balanced Portfolio

reallocating proceeds to US large cap. The BOJ has held firm in its policy of “unlimited” purchases of 10-year Japanese Government Bonds (“JGBs”) to keep the yield at or below 0.25%. As Treasury yields climb and the yen weakens, the BOJ seems to have only two options: eliminate or raise the yield cap, or intervene in currency markets to support the weakening yen. The BOJ has chosen the latter for now, but we are skeptical of their ability to defend the yen while maintaining yield curve control.
Toward the end of the period, after strong returns from stocks in October and November, US large cap equities were decreased and US core bonds were increased, as recession risks accumulated, leading to concerns deteriorating earnings would drive a sell-off into year end. The underweight in international equity was maintained, as the ECB struggles to contain inflation in the face of a gas embargo with Russia that is likely to continue for a multi-year period and given local governments having spent their fiscal firepower on helping households meet their increased energy costs. Europe looks to have used a short-term patch to try and fix a long-term problem, which will likely pressure European equities in 2023. Within fixed income, the Portfolio continues to hold an underweight in HY. While spreads have widened, they do not provide sufficient compensation for the possible rise in defaults that will accompany the looming recession. The long duration posture remains as a hedge against equity beta in the event of a risk-off flight to safety and PM’s expectations a weak growth environment will weigh down the back-end of the yield curve.
Overall, tactical asset allocation positioning relative to the strategic asset allocation was a headwind to performance. Underlying manager detracted from the Portfolio’s performance for the year. Top performing underlying strategies were the mid-cap equity and international equity sleeves. Bottom performers include the US large cap equity sleeve and Voya Short Term Bond Fund.
Current Strategy and Outlook: Inflation dominated the headlines in 2022, and its progression and policy makers’ responses will continue to be the principal global macro drivers in the year ahead. Although it remains unacceptably high, data suggests it has peaked with meaningfully lower core goods and energy prices. Income sensitive components of the price Index baskets, such as shelter and services, are proving sticker given the still strong labor market and high personal income. However, we are beginning to see the effects of declining demand with wage gains cooling, which we expect will continue and contribute to a steady fall in inflation to the low single digits by the end of the year. However, we do not expect a shift in policy from the Fed or ECB. With more tightening in store and explicit declarations that there will be no rate cuts in 2023, a contraction in developed market growth seems likely and should cause top line revenues to fall. Additionally, the prolonged period of rising costs is likely to erode profit margins ahead, including those of US large cap companies, which have thus far been relatively successful in maintaining pricing power. In general, US stocks are not cheap, but they are well of peaks and seem reasonable. On the other side of this year, however, will see moderate inflation, more normal interest rates and slow but positive growth, which should be good for equities. Until investors begin to price in that outcome, volatility will likely be high.
We think the bond bear market is over. Following one of the worst years on record, bonds now look attractive. Positive real yields across the interest rate curve offer attractive carry for the first time in years. We expect the hand-off from inflation risk to growth risk should pressure yields lower to the benefit of duration sensitive assets. Additionally, the volatility in rates and the correlation between stocks and bonds should normalize, as fixed income reassumes its place of ballast within multi-asset Portfolios.
The United States continues to be our favorite region. It is further along in the inflation fight and still more geopolitically insulated as compared to the Eurozone, which still faces an increased probability and expected magnitude of a decline in output. China’s move away from zero Covid and the seeming relaxation of tensions with the US from their boiling point are pluses for EM. While the US dollar is less likely to be a headwind to international assets, it should retain its defensive properties in risk-off scenarios, providing motivation for keeping close to home for now.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
3

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class I	-17.24%	3.37%	5.91%
Class S	-17.47%	3.11%	5.64%
S&P Target Risk® Growth Index	-15.27%	3.48%	6.02%
Bloomberg U.S. Aggregate Bond	-13.01%	0.02%	1.06%
MSCI EAFE®	-14.45%	1.54%	4.67%
Russell 3000® Index	-19.21%	8.79%	12.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

4

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Portfolio

Geographic Diversification as of December 31, 2022 (as a percentage of net assets)

United States	67.2%
Japan	7.4%
United Kingdom	4.8%
Australia	3.1%
France	3.0%
Canada	2.6%
Switzerland	2.4%
Hong Kong	1.9%
Spain	1.3%
Netherlands	1.3%
Countries between 0.1% – 1.1%^	4.0%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 10 countries, which each represents 0.1% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Portfolio (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Steve Wetter, Kai Yee Wong, Peg DiOrio, CFA, and Vincent Costa, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -5.11% compared to the MSCI World Value IndexSM (the “Index” or “MSCI World Value”) which returned -6.52% for the same period.
Portfolio Specifics: For the reporting period, the Portfolio outperformed the Index. In terms of the Portfolio’s performance the Portfolio’s lower beta positioning and higher dividend yield both contributes, while the core model detracted.
On the regional level, stock selection was strongest in North America and Japan and weakest in Europe and the Asia Pacific ex-Japan region.
On the sector level, stock selection was strong in the information technology, consumer staples and health care. Selection was also strong in communication services, but this was partially offset by a negative allocation impact. At the individual stock level, the overweight to Coterra Energy Inc., not owning Home Depot, Inc. and Intel Corp. contributed positively.
By contrast, at the sector level, stock selection was weakest in the energy, industrials and financials sectors. At the individual
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Johnson & Johnson	2.2%
AbbVie, Inc.	1.7%
Merck & Co., Inc.	1.6%
PepsiCo, Inc.	1.3%
Cisco Systems, Inc.	1.3%
Verizon Communications, Inc.	1.2%
Bristol-Myers Squibb Co.	1.1%
Philip Morris International, Inc.	1.1%
Pfizer, Inc.	1.1%
Amgen, Inc.	1.1%
Portfolio holdings are subject to change daily.
stock level, underweight positions in Exxon Mobil Corp. and Chevron Corp. as well as the overweight to Digital Reality Trust, Inc. detracted from relative returns.
Current Strategy and Outlook: This is an actively-managed, quantitative, global equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process creates a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to what we believe to be the most attractive stocks within each region-sector. The Portfolio is then optimized to achieve its dividend, alpha and volatility objectives.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
5

Voya Global High Dividend Low Volatility Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Classes S2 and T March 5, 2015
Class ADV	-5.38%	4.30%	6.34%	—
Class I(1)	-4.90%	4.80%	6.80%	—
Class S	-5.11%	4.54%	6.60%	—
Class S2	-5.33%	4.38%	—	5.32%
Class T	-5.54%	4.17%	—	5.12%
MSCI World Value	-6.52%	4.12%	7.24%	5.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global High Dividend Low Volatility Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

6

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)

U.S. Government Agency Debt	50.9%
U.S. Treasury Debt	24.8%
U.S. Treasury Repurchase Agreement	20.3%
Investment Companies	1.4%
Assets in Excess of Other Liabilities	2.6%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of 1.39% compared to the iMoneyNet Government Institutional Index, which returned 1.38% for the same period.
The adviser to the Portfolio has waived fees to maintain a zero or positive yield, as have other money market funds. The Portfolio was able to realize some capital gains by primarily buying longer-term new issue T-Bills and selling them after yields declined to market levels over time. These gains were distributed to the shareholders and allowed the Portfolio to increase the total return over the yield of the Portfolio. The Portfolio continued to maintain an exposure to floating rate money market securities, shifting out of floaters tied to three-month London inter-bank offered rate (“LIBOR”) or one-month LIBOR, and into floaters tied to one-day secured overnight financing rate (“SOFR”), as the market prepares for LIBOR to be replaced by SOFR or another benchmark.
Portfolio Specifics: What a difference a year makes. The US Federal Reserve was far more aggressive than anyone expected in 2022. Inflation pressures were elevated, persistent and far above the comfort level for the Fed. The consumer price Index (“CPI”) peaked at 9.1% in June, a driving force for the historically large rate hikes. At the beginning of 2022, the Fed Funds rate was in a range of 0.00% – 0.25%. The Fed began raising interest rates in March and accelerated their pace of monetary policy tightening with 0.75% hikes in June, July, September and November. CPI ended the year at 7%, still above the Fed’s comfort level, and even though the Fed Funds rate ended the year in a range of 4.25% – 4.50% Fed officials have indicated they will continue to raise interest rates into 2023.
The Portfolio maintained a defensive and shorter than normal weighted average maturity (“WAM”) for the majority of the reporting period. The Portfolio was positioned with its lowest WAM (1 – 20 days) when the Fed was most aggressive. While we had anticipated these large moves, the market had not fully reflected these actions. The Portfolio increased exposure to floating rate securities, spanning agency and Treasury markets, tied to the SOFR. These investments allowed the Portfolio to capture the immediate increase in yields following rate hikes by the Fed.
Outlook and Current Strategy: We expect that the Fed will continue to raise rates in the first half of 2023, albeit at a slower pace than 2022. The Federal Open Market Committee has indicated once they reach a peak in the Fed Funds rate, they expect to hold rates for an extended period of time. We believe this is a prudent approach to monetary policy and have structured the Portfolios similar to 2022, with an emphasis on maintaining a shorter WAM and high exposures to floating rate agency and Treasury securities. Currently, the market is not pricing in the expected rate increases, nor the potential for the Fed to pause for an extended period of time that we anticipate. Should the market begin to price in these additional increases, we may look to extend our maturity to take advantage of recent high yields.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
7

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Information Technology	26.1%
Health Care	15.3%
Financials	12.5%
Consumer Discretionary	9.0%
Communication Services	7.7%
Industrials	7.7%
Consumer Staples	5.8%
Energy	5.5%
Materials	3.9%
Utilities	3.3%
Real Estate	3.0%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, James Dorment, CFA, and Gregory Wachsman, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -14.71% compared to the S&P 500® Index, which returned -18.11% for the same period.
Portfolio Specifics: For the reporting period, the Portfolio outperformed its benchmark, due primarily to strong stock selection. Stock selection within the industrials and communication services sectors had the greatest positive impact on performance. At the individual stock level, not owning Tesla Inc. or Meta Platforms Inc. and an overweight position in ConocoPhillips contributed the most to performance.
By contrast, on the sector level, stock selection consumer discretionary had the largest negative impact on relative performance. Key detractors included overweight positions in Intuit Inc. and Amazon.com, Inc., as well as not owning Exxon Mobile Corp.
Current Strategy and Outlook: From a portfolio positioning standpoint, we have continued to lean more into cyclical stocks in the Portfolio as they are trading at a historic discount to more stable companies and we believe that is unsustainable. With
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Microsoft Corp.	7.2%
Apple, Inc.	7.1%
Amazon.com, Inc.	3.7%
JPMorgan Chase & Co.	3.5%
AT&T, Inc.	2.7%
Philip Morris International, Inc.	2.5%
Broadcom, Inc.	2.5%
Thermo Fisher Scientific, Inc.	2.3%
Boston Scientific Corp.	2.2%
Howmet Aerospace, Inc.	2.2%
Portfolio holdings are subject to change daily.
investor sentiment at an all-time low and our belief that better news on the economic and inflation front, coupled with companies’ fundamental factors being better than feared, setup well for more economically sensitive companies with depressed valuations to outperform going forward.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
8

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-15.08%	9.21%	11.08%
Class I	-14.71%	9.70%	11.59%
Class S	-14.96%	9.42%	11.30%
Class S2	-15.08%	9.26%	11.14%
S&P 500® Index	-18.11%	9.42%	12.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

9

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)

U.S. Government Agency Obligations	28.0%
Mutual Funds	22.6%
Corporate Bonds/Notes	20.0%
U.S. Treasury Obligations	14.7%
Collateralized Mortgage Obligations	14.1%
Asset-Backed Securities	6.6%
Commercial Mortgage-Backed Securities	3.7%
Municipal Bonds	0.1%
Purchased Options	0.0%
Liabilities in Excess of Other Assets*	(9.8)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, Matthew Toms, CFA, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -14.44% compared to the Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), which returned -13.01% for the same period.
Portfolio Specifics: The Portfolio underperformed its benchmark. Sector allocation and security selection were challenges to performance, while duration and yield curve positioning did not meaningfully impact returns.
2022 marked one of the worst years in bond market performance, as measured by the index. Rates catapulted higher over the course of 2022. Persistently higher inflation, compounded by energy price spikes from the Russia and Ukraine conflict brought yields back to levels not witnessed since prior to Covid. The 10-year Treasury yield reached nearly 4.25% in October, before retracing to 3.90% by year-end. Later in the period, a peak in inflation data and worries of a recession in the United States led the market to believe the end of the US Federal Reserve hiking cycle was in sight. Higher interest rates and higher bond volatility was an unwelcome challenge in 2022. As a result, non-government sectors struggled and broadly trailed the US Treasury market for the year.
Sector allocations for the entire period detracted from performance, with overweights detracting from performance in the first half of the year. Higher volatility and elevated geopolitical risks on the heels of the Russia invasion of Ukraine dragged on performance. Meanwhile, the Portfolio was able to capture some of this performance in the second half as spread peaked with the end of the Fed tightening cycle in sight. For the year, allocations across corporate credit which spans
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

Voya Investment Grade Credit Fund - Class P	6.2%
Voya Securitized Credit Fund - Class P	5.1%
Voya Emerging Markets Hard Currency Debt Fund - Class P	4.8%
Voya VACS Series EMCD Fund	3.6%
Voya High Yield Bond Fund - Class P	2.9%
Uniform Mortgage-Backed Securities, 4.000%, 01/15/53	2.8%
Uniform Mortgage-Backed Securities, 2.500%, 01/15/53	2.8%
United States Treasury Note, 3.875%, 12/31/29	2.1%
United States Treasury Note, 3.875%, 12/31/27	2.1%
Uniform Mortgage-Backed Securities, 3.000%, 01/15/53	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
investment grade and high yield, as well as most securitized sectors, detracted. Allocations to asset-backed securities (ABS) added to results, reflecting the low-beta characteristics of this sector.
Security selection was mixed and in aggregate detracted from results over the period. Detractions arose in emerging markets, which included investments in Russia and Ukraine, and ABS which captures our investments in higher yielding collateralized loan obligations. Contributions were largely sourced from agency residential mortgage-backed securities (RMBS), where off-benchmark agency RMBS selection, including collateralized mortgage obligations, outperformed Index holdings.
Duration and yield curve positioning was broadly in line with the Index for the period and did not meaningfully impact performance.
Current Strategy and Outlook: Easing inflation pressures in the United States should allow the Fed to halt the rapid rate rise, but we do not expect rate cuts until labor markets rebalance. The cumulative effects of central bank tightening, disruption in the energy supply and the fading impact of Covid stimulus will push global growth below potential and threaten recession in several key economies — particularly in the Eurozone. While the probability of a US recession is high, we do not anticipate that economic growth will drop suddenly. This is in part because we do not see significant imbalances in either the corporate or consumer segments. We think corporate balance sheets are merely cooling from their very strong positions, and consumer spending is still supported by excess savings left over from various Covid stimulus packages.

10

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

If a recession happens, it will be a painful experience for many people but we belive necessary medicine to ensure the healthy functioning of the economy. A side effect will be higher unemployment, driven by the decrease in demand for labor. But on the flip side, companies which have been struggling to recruit skilled talent, which we belive could cause many of them to hold onto workers in a downturn. The persistent shortfall in the labor supply should keep the unemployment rate from going too high, too quickly. That said, the speed of interest rate hikes has been swift and unrelenting, increasing the strain on the markets. Housing has fallen, crypto is in crisis and the September rout in the United Kingdom government bond market forced many UK pension plans to offload assets.
We are cautious of additional imbalances lurking that could disrupt markets. Therefore, the Portfolio remains relatively defensive while we wait for more attractive entry points to increase exposures in the portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
11

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-14.90%	-0.54%	1.10%
Class I	-14.44%	-0.02%	1.61%
Class S	-14.68%	-0.27%	1.36%
Class S2	-14.88%	-0.44%	1.20%
Bloomberg U.S. Aggregate Bond	-13.01%	0.02%	1.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

12

Portfolio Managers’ Report	Voya Small Company Portfolio

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Industrials	18.9%
Information Technology	17.7%
Financials	17.1%
Health Care	15.7%
Consumer Discretionary	7.7%
Materials	7.3%
Real Estate	6.3%
Energy	4.6%
Communication Services	2.6%
Utilities	1.7%
Exchange-Traded Funds	0.3%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio* (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Vincent Costa, CFA and Gareth Shepherd, PhD, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of –16.68% compared to the Russell 2000® Index, which returned -20.44% for the same period.
Portfolio Specifics: For the one-year reporting period the Portfolio outperformed its benchmark, largely driven by positive stock selection. For the period under the management of the predecessor team (January 1 – May 31, 2022), the Portfolio outperformed due to strong selection and favorable allocation effects. An underweight allocation to the pharmaceutical and biotechnology sector, coupled with positive stock selection within the sector, contributed the most to performance. Stock selection within the health care equipment and services and software and services sectors also added value. By contrast, stock selection effects within the industrial materials and hardware and equipment sectors detracted the most value.
For the remainder of the period under the new management team (June 1, 2022 – December 31, 2022), the Portfolio underperformed the benchmark due to unfavorable stock selection, most notably within the consumer discretionary and materials sectors. An overweight allocation to and stock selection within the information technology sector also weighed on performance. For the one-year period, individual contributors included not
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Hillenbrand, Inc.	2.1%
Sensient Technologies Corp.	1.8%
Shyft Group, Inc./The	1.7%
World Fuel Services Corp.	1.6%
Element Solutions, Inc.	1.6%
Dropbox, Inc.	1.6%
Old Republic International Corp.	1.6%
Pacific Premier Bancorp, Inc.	1.5%
ACI Worldwide, Inc.	1.3%
Watts Water Technologies, Inc.	1.3%
Portfolio holdings are subject to change daily.
owning APA Corp., Marathon Oil Corp. and Ovintiv Inc. Key detractors from performance for the period included overweight positions in Wolverine World Wide, Inc., Glatfelter Corp. and CarGurus, Inc.
Current Strategy and Outlook: Investors can be forgiven for wanting to put 2022 in the rearview mirror. High inflation, rate hikes, market volatility, the war in Ukraine and resurging Covid infections top the list of things we would like to move past. Will 2023 bring more troubles, or do investors have reasons for optimism? The Eurozone appears to be headed for a recession, whereas the United States seems slightly less at risk. The markets are hunting for imbalances, such as whether China’s return to growth will be stymied by its significant debt burden. There is at least one reason for optimism: We believe that the end of the global interest-rate hiking cycle may be in sight, letting markets focus more on economic fundamental factors.

*
On May 25, 2022, the Board of Directors of Voya Variable Portfolios, Inc. approved changes with respect to the Portfolio’s principal investment strategies, expense limitation agreement, management fee schedule, sub-advisory fee schedule and portfolio management team. Effective May 31, 2022, Joseph Basset, CFA, and James Hasso are no longer portfolio managers and Vincent Costa and Gareth Shepherd have been added to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
13

Voya Small Company Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-17.04%	2.17%	8.15%
Class I	-16.68%	2.66%	8.69%
Class R6(1)	-16.62%	2.68%	8.70%
Class S	-16.86%	2.41%	8.42%
Russell 2000® Index	-20.44%	4.13%	9.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Voya Balanced Portfolio
Class I	$1,000.00	$1,001.50	0.69%	$3.48	$1,000.00	$1,021.73	0.69%	$3.52
Class S	1,000.00	1,000.00	0.94	4.74	1,000.00	1,020.47	0.94	4.79
Voya Global High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,050.20	1.10%	$5.68	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,052.40	0.60	3.10	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,051.00	0.85	4.39	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,049.50	1.00	5.17	1,000.00	1,020.16	1.00	5.09
Class T	1,000.00	1,048.40	1.20	6.20	1,000.00	1,019.16	1.20	6.11
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,013.10	0.35%	$1.78	$1,000.00	$1,023.44	0.35%	$1.79
Class S	1,000.00	1,012.50	0.35	1.78	1,000.00	1,023.44	0.35	1.79
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,009.50	1.11%	$5.62	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	1,011.40	0.66	3.35	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,010.00	0.91	4.61	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,009.10	1.06	5.37	1,000.00	1,019.86	1.06	5.40
15

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$970.90	1.03%	$5.12	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	972.90	0.53	2.64	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	972.30	0.78	3.88	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	970.50	0.93	4.62	1,000.00	1,020.52	0.93	4.74
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,019.40	1.38%	$7.02	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,021.50	0.88	4.48	1,000.00	1,020.77	0.88	4.48
Class R6	1,000.00	1,022.20	0.83	4.23	1,000.00	1,021.02	0.83	4.23
Class S	1,000.00	1,020.90	1.13	5.76	1,000.00	1,019.51	1.13	5.75

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio and the Boards of Directors/Trustees of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio and Voya Government Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively (collectively referred to as the “Registrants”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 28, 2023
17

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$263,716,568	$529,345,158	$—
Investments in affiliates at fair value**	23,470,758	—	—
Short-term investments at fair value†	11,742,800	7,538,938	—
Short-term investments at amortized cost	—	—	403,398,946
Repurchase agreements	—	—	105,978,000
Cash	1,543,092	129,503	13,359
Cash collateral for futures contracts	733,680	—	—
Cash pledged for centrally cleared swaps (Note 2)	600,000	—	—
Foreign currencies at value‡	17,378	89,342	—
Receivables:
Investment securities sold	467,733	—	11,874,177
Investment securities sold on a delayed-delivery or when-issued basis	544,875	—	—
Fund shares sold	62,042	75,233	1,050,769
Dividends	132,245	1,248,347	3,402
Interest	448,562	—	1,158,017
Foreign tax reclaims	116,089	1,201,128	—
Variation margin on futures contracts	931	—	—
Prepaid expenses	1,607	2,691	2,278
Reimbursement due from Investment Adviser	25,085	64,640	—
Other assets	42,779	46,890	104,447
Total assets	303,666,224	539,741,870	523,583,395
LIABILITIES:
Payable for investment securities purchased	2,201,690	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	5,710,429	—	—
Payable for fund shares redeemed	58,697	181,844	61,552
Payable upon receipt of securities loaned	3,043,301	6,379,938	—
Unrealized depreciation on forward premium swaptions	7,069	—	—
Variation margin payable on centrally cleared swaps	5,615	—	—
Payable for investment management fees	152,220	254,943	135,504
Payable for distribution and shareholder service fees	427	90,535	6
Payable to directors/ trustees under the deferred compensation plan (Note 6)	42,779	46,890	104,447
Payable for directors/ trustees fees	813	1,399	1,254
Other accrued expenses and liabilities	51,910	94,753	103,382
Written options, at fair value^	433,100	—	—
Total liabilities	11,708,050	7,050,302	406,145
NET ASSETS	$291,958,174	$532,691,568	$523,177,250
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$294,439,121	$487,253,212	$523,305,860
Total distributable earnings (loss)	(2,480,947)	45,438,356	(128,610)
NET ASSETS	$291,958,174	$532,691,568	$523,177,250
+ Including securities loaned at value	$2,954,084	$6,047,526	$—
* Cost of investments in securities	$270,198,165	$500,437,930	$—
** Cost of investments in affiliates	$25,008,970	$—	$—
† Cost of short-term investments	$11,744,378	$7,538,938	$—
‡ Cost of foreign currencies	$18,866	$88,454	$—
^ Premiums received on written options	$436,995	$—	$—
See Accompanying Notes to Financial Statements
18

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$11,235,482	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	1,020,523	n/a
Net asset value and redemption price per share	n/a	$11.01	n/a
Class I
Net assets	$289,995,135	$125,985,134	$523,129,896
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	22,222,500	11,465,647	523,158,459
Net asset value and redemption price per share	$13.05	$10.99	$1.00
Class S
Net assets	$1,963,039	$392,545,258	$47,354
Shares authorized	500,000,000	300,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	151,312	35,537,852	47,357
Net asset value and redemption price per share	$12.97	$11.05	$1.00
Class S2
Net assets	n/a	$222,535	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	20,431	n/a
Net asset value and redemption price per share	n/a	$10.89	n/a
Class T
Net assets	n/a	$2,703,159	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	245,208	n/a
Net asset value and redemption price per share	n/a	$11.02	n/a
See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$1,748,520,884	$2,109,628,009	$301,634,968
Investments in affiliates at fair value**	—	546,686,729	—
Short-term investments at fair value†	27,274,993	211,846,319	3,850,679
Cash	706,026	6,719,336	72,137
Cash collateral for futures contracts	—	1,940,387	—
Cash pledged for centrally cleared swaps (Note 2)	—	12,101,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	13,840,000	—
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	3,145,000	—
Due from broker	—	3,469,090	—
Receivables:
Investment securities sold	—	52,780,165	—
Investment securities sold on a delayed-delivery or when-issued basis	—	5,245,625	—
Fund shares sold	27,449	1,425,389	15,596
Dividends	1,796,892	615,806	321,110
Interest	379	12,016,569	104
Foreign tax reclaims	232,211	—	4,996
Variation margin on futures contracts	—	88,570	—
Prepaid expenses	11,060	13,743	1,917
Reimbursement due from Investment Adviser	44,007	94,740	26,400
Other assets	221,303	307,305	39,898
Total assets	1,778,835,204	2,981,963,782	305,967,805
LIABILITIES:
Payable for investment securities purchased	—	136,175,976	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	306,433,313	—
Payable for fund shares redeemed	1,183,903	513,338	260,696
Payable upon receipt of securities loaned	24,959,993	98,843,830	3,474,679
Unrealized depreciation on forward premium swaptions	—	199,829	—
Variation margin payable on centrally cleared swaps	—	144,546	—
Cash received as collateral for OTC derivatives (Note 2)	—	100,000	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	4,037,151	—
Payable for investment management fees	915,645	1,045,246	194,863
Payable for distribution and shareholder service fees	36,099	410,530	15,908
Payable to directors/ trustees under the deferred compensation plan (Note 6)	221,303	307,305	39,898
Payable for directors/ trustees fees	4,882	6,797	891
Other accrued expenses and liabilities	167,051	251,768	21,792
Written options, at fair value^	—	12,592,591	—
Total liabilities	27,488,876	561,062,220	4,008,727
NET ASSETS	$1,751,346,328	$2,420,901,562	$301,959,078
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,600,484,433	$2,929,534,424	$339,804,616
Total distributable earnings (loss)	150,861,895	(508,632,862)	(37,845,538)
NET ASSETS	$1,751,346,328	$2,420,901,562	$301,959,078
+ Including securities loaned at value	$24,290,576	$96,714,230	$3,353,202
* Cost of investments in securities	$1,590,452,732	$2,292,501,884	$309,910,603
** Cost of investments in affiliates	$—	$649,259,091	$—
† Cost of short-term investments	$27,274,993	$211,849,688	$3,850,679
^ Premiums received on written options	$—	$12,705,706	$—
See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$73,783,972	$203,733,066	$7,492,899
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	4,552,858	19,378,274	648,349
Net asset value and redemption price per share	$16.21	$10.51	$11.56
Class I
Net assets	$1,644,920,799	$727,981,473	$226,998,578
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	97,464,820	68,486,684	17,663,988
Net asset value and redemption price per share	$16.88	$10.63	$12.85
Class R6
Net assets	n/a	n/a	$8,465,100
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	657,649
Net asset value and redemption price per share	n/a	n/a	$12.87
Class S
Net assets	$32,228,725	$1,481,568,921	$59,002,501
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	1,985,684	140,353,248	4,824,618
Net asset value and redemption price per share	$16.23	$10.56	$12.23
Class S2
Net assets	$412,832	$7,618,102	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	26,230	724,501	n/a
Net asset value and redemption price per share	$15.74	$10.51	n/a
See Accompanying Notes to Financial Statements
21

STATEMENTS OF OPERATIONS for the Year ended December 31, 2022

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,099,162	$18,539,743	$106,162
Dividends from affiliated underlying funds	583,052	—	—
Interest, net of foreign taxes withheld*	2,862,050	—	8,824,533
Securities lending income, net	102,231	78,751	—
Total investment income	7,646,495	18,618,494	8,930,695
EXPENSES:
Investment management fees	1,950,708	3,116,297	1,755,408
Distribution and shareholder service fees:
Class ADV	—	59,692	—
Class S	5,758	1,038,168	130
Class S2	—	929	—
Class T	—	19,891	—
Transfer agent fees:
Class ADV	—	6,931	—
Class I	277,043	75,406	617,375
Class S	1,972	241,224	65
Class S2	—	135	—
Class T	—	1,543	—
Shareholder reporting expense	27,740	56,680	28,185
Professional fees	14,775	21,865	33,225
Custody and accounting expense	119,945	100,873	42,775
Directors/ trustees fees	8,128	13,993	12,536
Licensing fee (Note 7)	22,207	—	—
Miscellaneous expense	16,018	27,025	19,563
Interest expense	447	1,214	—
Total expenses	2,444,741	4,781,866	2,509,262
Waived and reimbursed fees	(188,000)	(328,624)	(725,189)
Net expenses	2,256,741	4,453,242	1,784,073
Net investment income	5,389,754	14,165,252	7,146,622
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,081,161	17,499,305	(128,610)
Sale of affiliated underlying funds	547,705	—	—
Capital gain distributions from affiliated underlying funds	49,730	—	—
Forward foreign currency contracts	18,168	—	—
Foreign currency related transactions	(18,263)	(106,474)	—
Futures	(1,763,062)	—	—
Swaps	21,504	—	—
Written options	173,658	—	—
Net realized gain (loss)	1,110,601	17,392,831	(128,610)
Net change in unrealized appreciation (depreciation) on:
Investments	(68,542,224)	(65,205,630)	—
Affiliated underlying funds	(3,284,426)	—	—
Forward foreign currency contracts	10,898	—	—
Foreign currency related transactions	(2,762)	(73,692)	—
Futures	(12,055)	—	—
Swaps	(93,911)	—	—
Written options	(11,201)	—	—
Net change in unrealized appreciation (depreciation)	(71,935,681)	(65,279,322)	—
Net realized and unrealized loss	(70,825,080)	(47,886,491)	(128,610)
Increase (decrease) in net assets resulting from operations	$(65,435,326)	$(33,721,239)	$7,018,012
* Foreign taxes withheld	$87,190	$758,439	$—
See Accompanying Notes to Financial Statements
22

STATEMENTS OF OPERATIONS for the Year ended December 31, 2022

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$34,012,527	$132,048	$4,611,710
Dividends from affiliated underlying funds	—	29,780,189	—
Interest	3,047	66,291,799	1,911
Securities lending income, net	90,221	317,440	31,652
Total investment income	34,105,795	96,521,476	4,645,273
EXPENSES:
Investment management fees	11,714,651	13,594,385	2,839,965
Distribution and shareholder service fees:
Class ADV	413,286	1,162,364	38,244
Class S	90,631	4,146,856	164,391
Class S2	1,716	43,062	—
Transfer agent fees:
Class ADV	46,197	114,750	9,472
Class I	1,025,001	403,226	341,062
Class R6	—	—	15
Class S	20,244	818,768	81,058
Class S2	240	5,315	—
Shareholder reporting expense	87,450	92,530	21,900
Registration fees	7,197	—	—
Professional fees	110,755	129,175	16,146
Custody and accounting expense	199,430	319,495	52,275
Directors/ trustees fees	48,811	67,972	8,912
Miscellaneous expense	86,541	97,107	15,496
Interest expense	46	537	8,011
Total expenses	13,852,196	20,995,542	3,596,947
Waived and reimbursed fees	(530,270)	(1,169,688)	(253,776)
Net expenses	13,321,926	19,825,854	3,343,171
Net investment income	20,783,869	76,695,622	1,302,102
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	201,867,652	(138,832,171)	(28,856,002)
Sale of affiliated underlying funds	—	(37,341,758)	—
Capital gain distributions from affiliated underlying funds	—	1,138,817	—
Forward foreign currency contracts	—	1,356,243	—
Foreign currency related transactions	(23)	(42,970)	—
Futures	—	(44,548,871)	—
Swaps	—	6,290,924	—
Written options	—	4,846,092	—
Net realized gain (loss)	201,867,629	(207,133,694)	(28,856,002)
Net change in unrealized appreciation (depreciation) on:
Investments	(548,775,324)	(226,799,906)	(45,707,875)
Affiliated underlying funds	—	(93,461,783)	—
Forward foreign currency contracts	—	673,238	—
Foreign currency related transactions	47	(232)	(359)
Futures	—	(2,645,344)	—
Swaps	—	(2,903,684)	—
Written options	—	(438,633)	—
Net change in unrealized appreciation (depreciation)	(548,775,277)	(325,576,344)	(45,708,234)
Net realized and unrealized loss	(346,907,648)	(532,710,038)	(74,564,236)
Decrease in net assets resulting from operations	$(326,123,779)	$(456,014,416)	$(73,262,134)
* Foreign taxes withheld	$25,233	$—	$8,479
See Accompanying Notes to Financial Statements
23

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global High Dividend Low Volatility Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$5,389,754	$5,441,352	$14,165,252	$13,585,031
Net realized gain	1,110,601	41,888,430	17,392,831	69,632,081
Net change in unrealized appreciation (depreciation)	(71,935,681)	9,293,959	(65,279,322)	35,471,670
Increase (decrease) in net assets resulting from operations	(65,435,326)	56,623,741	(33,721,239)	118,688,782
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(667,337)	(285,119)
Class I	(45,747,982)	(12,106,938)	(7,870,245)	(3,556,936)
Class S	(318,826)	(86,191)	(24,164,362)	(10,900,387)
Class S2	—	—	(13,783)	(7,066)
Class T	—	—	(144,852)	(54,811)
Total distributions	(46,066,808)	(12,193,129)	(32,860,579)	(14,804,319)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,963,207	4,492,780	8,589,904	6,376,131
Reinvestment of distributions	46,066,808	12,193,129	32,860,579	14,804,319
	49,030,015	16,685,909	41,450,483	21,180,450
Cost of shares redeemed	(34,031,403)	(46,277,136)	(78,631,312)	(100,005,477)
Net increase (decrease) in net assets resulting from capital share transactions	14,998,612	(29,591,227)	(37,180,829)	(78,825,027)
Net increase (decrease) in net assets	(96,503,522)	14,839,385	(103,762,647)	25,059,436
NET ASSETS:
Beginning of year or period	388,461,696	373,622,311	636,454,215	611,394,779
End of year or period	$291,958,174	$388,461,696	$532,691,568	$636,454,215
See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$7,146,622	$—	$20,783,869	$22,836,362
Net realized gain (loss)	(128,610)	417,484	201,867,629	916,377,469
Net change in unrealized appreciation (depreciation)	—	—	(548,775,277)	(126,586,298)
Increase (decrease) in net assets resulting from operations	7,018,012	417,484	(326,123,779)	812,627,533
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(11,552,104)	(62,613,808)
Class I	(7,145,983)	(435,973)	(254,695,900)	(868,148,958)
Class S	(632)	(47)	(5,105,764)	(29,792,606)
Class S2	—	—	(65,074)	(203,108)
Total distributions	(7,146,615)	(436,020)	(271,418,842)	(960,758,480)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	129,987,093	68,486,663	11,156,359	15,175,175
Reinvestment of distributions	7,143,997	436,020	271,031,994	959,988,028
	137,131,090	68,922,683	282,188,353	975,163,203
Cost of shares redeemed	(99,682,300)	(153,042,558)	(211,343,355)	(1,780,801,713)
Net increase (decrease) in net assets resulting from capital share transactions	37,448,790	(84,119,875)	70,844,998	(805,638,510)
Net increase (decrease) in net assets	37,320,187	(84,138,411)	(526,697,623)	(953,769,457)
NET ASSETS:
Beginning of year or period	485,857,063	569,995,474	2,278,043,951	3,231,813,408
End of year or period	$523,177,250	$485,857,063	$1,751,346,328	$2,278,043,951
See Accompanying Notes to Financial Statements
25

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$76,695,622	$77,924,697	$1,302,102	$(372,047)
Net realized gain (loss)	(207,133,694)	(5,450,459)	(28,856,002)	102,106,764
Net change in unrealized appreciation (depreciation)	(325,576,344)	(110,986,338)	(45,708,234)	(38,277,181)
Increase (decrease) in net assets resulting from operations	(456,014,416)	(38,512,100)	(73,262,134)	63,457,536
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(5,940,318)	(5,686,785)	(2,087,689)	(34,073)
Class I	(25,058,778)	(25,046,665)	(72,381,833)	(1,965,800)
Class R6	—	—	(2,351,076)	(82,239)
Class S	(46,794,345)	(44,109,528)	(17,786,935)	(342,592)
Class S2	(275,856)	(363,231)	—	—
Return of capital:
Class ADV	—	(1,774,823)	—	—
Class I	—	(6,113,408)	—	—
Class S	—	(12,119,576)	—	—
Class S2	—	(106,570)	—	—
Total distributions	(78,069,297)	(95,320,586)	(94,607,533)	(2,424,704)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	66,605,167	116,408,495	9,445,343	23,480,953
Reinvestment of distributions	78,064,594	95,313,861	94,607,533	2,424,704
	144,669,761	211,722,356	104,052,876	25,905,657
Cost of shares redeemed	(422,234,910)	(427,308,214)	(82,795,189)	(84,200,830)
Net increase (decrease) in net assets resulting from capital share transactions	(277,565,149)	(215,585,858)	21,257,687	(58,295,173)
Net increase (decrease) in net assets	(811,648,862)	(349,418,544)	(146,611,980)	2,737,659
NET ASSETS:
Beginning of year or period	3,232,550,424	3,581,968,968	448,571,058	445,833,399
End of year or period	$2,420,901,562	$3,232,550,424	$301,959,078	$448,571,058
See Accompanying Notes to Financial Statements
26

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-22	18.43	0.24•	(3.36)	(3.12)	0.28	1.98	—	2.26	—	13.05	(17.24)	0.75	0.69	0.69	1.66	289,995	147
12-31-21	16.43	0.25•	2.31	2.56	0.29	0.27	—	0.56	—	18.43	15.92	0.74	0.69	0.69	1.42	385,538	101
12-31-20	15.71	0.29	1.22	1.51	0.36	0.43	—	0.79	—	16.43	10.85	0.76	0.69	0.69	1.83	370,828	96
12-31-19	14.10	0.33•	2.26	2.59	0.37	0.61	—	0.98	—	15.71	19.11	0.69	0.69	0.69	2.23	371,202	113
12-31-18	16.69	0.34•	(1.37)	(1.03)	0.36	1.20	—	1.56	—	14.10	(6.83)	0.67	0.67	0.67	2.20	347,788	184
Class S
12-31-22	18.32	0.20•	(3.34)	(3.14)	0.23	1.98	—	2.21	—	12.97	(17.47)	1.00	0.94	0.94	1.40	1,963	147
12-31-21	16.34	0.20•	2.31	2.51	0.26	0.27	—	0.53	—	18.32	15.62	0.99	0.94	0.94	1.16	2,924	101
12-31-20	15.62	0.23•	1.24	1.47	0.32	0.43	—	0.75	—	16.34	10.57	1.01	0.94	0.94	1.59	2,794	96
12-31-19	14.02	0.29•	2.25	2.54	0.33	0.61	—	0.94	—	15.62	18.80	0.94	0.94	0.94	1.98	2,511	113
12-31-18	16.59	0.30•	(1.36)	(1.06)	0.31	1.20	—	1.51	—	14.02	(7.03)	0.92	0.92	0.92	1.94	2,693	184
Voya Global High Dividend Low Volatility Portfolio
Class ADV
12-31-22	12.32	0.25•	(0.93)	(0.68)	0.24	0.39	—	0.63	—	11.01	(5.38)	1.15	1.10	1.10	2.23	11,235	68
12-31-21	10.46	0.21•	1.89	2.10	0.24	—	—	0.24	—	12.32	20.23	1.16	1.10	1.10	1.85	13,886	71
12-31-20	10.83	0.18	(0.35)	(0.17)	0.19	—	0.01	0.20	—	10.46	(1.27)	1.16	1.10	1.10	1.86	13,684	72
12-31-19	9.63	0.25	1.71	1.96	0.24	0.52	—	0.76	—	10.83	21.06	1.10	1.10	1.10	2.43	15,665	63
12-31-18	11.02	0.23•	(1.21)	(0.98)	0.40	0.01	—	0.41	—	9.63	(9.26)(a)	1.12	1.11	1.11	2.12	15,225	147
Class I
12-31-22	12.30	0.30•	(0.92)	(0.62)	0.30	0.39	—	0.69	—	10.99	(4.90)	0.65	0.60	0.60	2.73	125,985	68
12-31-21	10.44	0.27•	1.89	2.16	0.30	—	—	0.30	—	12.30	20.87	0.66	0.60	0.60	2.35	144,785	71
12-31-20	10.82	0.23	(0.36)	(0.13)	0.24	—	0.01	0.25	—	10.44	(0.83)	0.66	0.60	0.60	2.36	129,379	72
12-31-19	9.62	0.30	1.71	2.01	0.29	0.52	—	0.81	—	10.82	21.68	0.60	0.60	0.60	2.92	149,439	63
12-31-18	11.13	0.29•	(1.22)	(0.93)	0.57	0.01	—	0.58	—	9.62	(8.85)(a)	0.62	0.61	0.61	2.63	132,480	147
Class S
12-31-22	12.36	0.28•	(0.93)	(0.65)	0.27	0.39	—	0.66	—	11.05	(5.11)	0.90	0.85	0.85	2.48	392,545	68
12-31-21	10.49	0.24•	1.90	2.14	0.27	—	—	0.27	—	12.36	20.56	0.91	0.85	0.85	2.10	474,598	71
12-31-20	10.87	0.21	(0.37)	(0.16)	0.21	—	0.01	0.22	—	10.49	(1.09)	0.91	0.85	0.85	2.11	465,405	72
12-31-19	9.66	0.27	1.73	2.00	0.27	0.52	—	0.79	—	10.87	21.41	0.85	0.85	0.85	2.62	542,303	63
12-31-18	11.12	0.26•	(1.23)	(0.97)	0.48	0.01	—	0.49	—	9.66	(9.11)(a)	0.87	0.86	0.86	2.37	375,359	147
Class S2
12-31-22	12.20	0.26•	(0.93)	(0.67)	0.25	0.39	—	0.64	—	10.89	(5.33)	1.05	1.00	1.00	2.34	223	68
12-31-21	10.35	0.22•	1.88	2.10	0.25	—	—	0.25	—	12.20	20.46	1.06	1.00	1.00	1.92	265	71
12-31-20	10.73	0.19	(0.36)	(0.17)	0.20	—	0.01	0.21	—	10.35	(1.25)	1.06	1.00	1.00	1.95	354	72
12-31-19	9.54	0.26•	1.70	1.96	0.25	0.52	—	0.77	—	10.73	21.26	1.00	1.00	1.00	2.59	332	63
12-31-18	10.95	0.23•	(1.20)	(0.97)	0.43	0.01	—	0.44	—	9.54	(9.27)(a)	1.02	1.01	1.01	2.17	273	147
See Accompanying Notes to Financial Statements
27

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global High Dividend Low Volatility Portfolio (continued)
Class T
12-31-22	12.34	0.24•	(0.94)	(0.70)	0.23	0.39	—	0.62	—	11.02	(5.54)	1.40	1.20	1.20	2.14	2,703	68
12-31-21	10.47	0.20•	1.90	2.10	0.23	—	—	0.23	—	12.34	20.19	1.41	1.20	1.20	1.75	2,920	71
12-31-20	10.85	0.18	(0.37)	(0.19)	0.18	—	0.01	0.19	—	10.47	(1.48)	1.41	1.20	1.20	1.74	2,573	72
12-31-19	9.59	0.26•	1.69	1.95	0.17	0.52	—	0.69	—	10.85	21.05	1.35	1.20	1.20	2.56	3,232	63
12-31-18	10.96	0.22•	(1.21)	(0.99)	0.37	0.01	—	0.38	—	9.59	(9.41)(a)	1.37	1.21	1.21	2.03	31,833	147
Voya Government Money Market Portfolio
Class I
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.39	0.50	0.35	0.35	1.43	523,130	—
12-31-21	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.50	0.05	0.05	0.00	485,800	—
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.29	0.51	0.17	0.17	0.20	569,945	—
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.96	0.39	0.34	0.34	1.86	469,271	—
12-31-18	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.56	0.39	0.34	0.34	1.54	463,191	—
Class S
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.31	0.75	0.35	0.35	1.28	47	—
12-31-21	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.75	0.05	0.05	0.00	57	—
12-31-20	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.04	0.76	0.17	0.17	0.00	51	—
06-30-18(5)	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.57	0.64	0.49	0.49	1.14	46	—
Voya Growth and Income Portfolio
Class ADV
12-31-22	22.50	0.13•	(3.55)	(3.42)	0.14	2.73	—	2.87	—	16.21	(15.08)	1.18	1.11	1.11	0.64	73,784	56
12-31-21	29.29	0.13•	8.14	8.27	0.19	14.87	—	15.06	—	22.50	28.41	1.16	1.06	1.06	0.39	97,015	65
12-31-20	27.93	0.26	4.22	4.48	0.26	2.86	—	3.12	—	29.29	16.74	1.17	1.07	1.07	0.90	903,118	92
12-31-19	24.42	0.35	6.42	6.77	0.35	2.91	—	3.26	—	27.93	28.29	1.13	1.03	1.03	1.17	896,424	69
12-31-18	28.94	0.37•	(1.75)	(1.38)	0.39	2.75	—	3.14	—	24.42	(4.88)	1.13	1.03	1.03	1.29	824,943	84
Class I
12-31-22	23.30	0.22•	(3.68)	(3.46)	0.23	2.73	—	2.96	—	16.88	(14.71)	0.68	0.66	0.66	1.09	1,644,921	56
12-31-21	29.90	0.29•	8.33	8.62	0.35	14.87	—	15.22	—	23.30	29.00	0.66	0.61	0.61	0.85	2,137,930	65
12-31-20	28.44	0.39	4.32	4.71	0.39	2.86	—	3.25	—	29.90	17.26	0.67	0.62	0.62	1.35	1,845,796	92
12-31-19	24.81	0.48	6.54	7.02	0.48	2.91	—	3.39	—	28.44	28.88	0.63	0.58	0.58	1.62	1,798,927	69
12-31-18	29.37	0.51•	(1.79)	(1.28)	0.53	2.75	—	3.28	—	24.81	(4.46)	0.63	0.58	0.58	1.74	1,602,432	84
Class S
12-31-22	22.54	0.17•	(3.57)	(3.40)	0.18	2.73	—	2.91	—	16.23	(14.96)	0.93	0.91	0.91	0.84	32,229	56
12-31-21	29.32	0.20•	8.16	8.36	0.27	14.87	—	15.14	—	22.54	28.72	0.91	0.86	0.86	0.59	42,612	65
12-31-20	27.96	0.32	4.22	4.54	0.32	2.86	—	3.18	—	29.32	16.93	0.92	0.87	0.87	1.10	482,532	92
12-31-19	24.44	0.41	6.42	6.83	0.40	2.91	—	3.31	—	27.96	28.55	0.88	0.83	0.83	1.37	479,676	69
12-31-18	28.97	0.43•	(1.76)	(1.33)	0.45	2.75	—	3.20	—	24.44	(4.69)	0.88	0.83	0.83	1.49	451,557	84
See Accompanying Notes to Financial Statements
28

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Growth and Income Portfolio (continued)
Class S2
12-31-22	21.97	0.13•	(3.47)	(3.34)	0.16	2.73	—	2.89	—	15.74	(15.08)	1.08	1.06	1.06	0.69	413	56
12-31-21	28.88	0.15•	8.03	8.18	0.22	14.87	—	15.09	—	21.97	28.52	1.06	1.01	1.01	0.46	488	65
12-31-20	27.59	0.25•	4.19	4.44	0.29	2.86	—	3.15	—	28.88	16.81	1.07	1.02	1.02	0.95	367	92
12-31-19	24.13	0.47	6.22	6.69	0.32	2.91	—	3.23	—	27.59	28.33	1.03	0.98	0.98	1.23	294	69
12-31-18	28.65	0.38•	(1.73)	(1.35)	0.42	2.75	—	3.17	—	24.13	(4.82)	1.03	0.98	0.98	1.34	407	84
Voya Intermediate Bond Portfolio
Class ADV
12-31-22	12.68	0.28•	(2.16)	(1.88)	0.29	—	—	0.29	—	10.51	(14.90)	1.08	1.03	1.03	2.51	203,733	246
12-31-21	13.19	0.26•	(0.44)	(0.18)	0.25	0.00*	0.08	0.33	—	12.68	(1.42)	1.07	1.03	1.03	2.01	284,547	139
12-31-20	12.94	0.32	0.61	0.93	0.38	0.30	—	0.68	—	13.19	7.32	1.08	1.03	1.03	2.40	312,654	99
12-31-19	12.20	0.37	0.76	1.13	0.37	0.02	—	0.39	—	12.94	9.29	1.03	1.03	1.03	2.88	291,207	149
12-31-18	12.73	0.36	(0.50)	(0.14)	0.39	—	—	0.39	—	12.20	(1.08)	1.03	1.03	1.03	2.95	265,204	193
Class I
12-31-22	12.82	0.34•	(2.18)	(1.84)	0.35	—	—	0.35	—	10.63	(14.44)	0.58	0.53	0.53	3.02	727,981	246
12-31-21	13.33	0.33•	(0.45)	(0.12)	0.31	0.00*	0.08	0.39	—	12.82	(0.88)	0.57	0.53	0.53	2.51	976,144	139
12-31-20	13.08	0.39	0.61	1.00	0.45	0.30	—	0.75	—	13.33	7.81	0.58	0.53	0.53	2.89	1,108,593	99
12-31-19	12.33	0.44	0.77	1.21	0.44	0.02	—	0.46	—	13.08	9.85	0.53	0.53	0.53	3.38	1,023,645	149
12-31-18	12.86	0.43	(0.50)	(0.07)	0.46	—	—	0.46	—	12.33	(0.54)	0.53	0.53	0.53	3.45	986,608	193
Class S
12-31-22	12.74	0.31•	(2.17)	(1.86)	0.32	—	—	0.32	—	10.56	(14.68)	0.83	0.78	0.78	2.77	1,481,569	246
12-31-21	13.24	0.29•	(0.43)	(0.14)	0.28	0.00*	0.08	0.36	—	12.74	(1.07)	0.82	0.78	0.78	2.26	1,956,289	139
12-31-20	12.99	0.35	0.62	0.97	0.42	0.30	—	0.72	—	13.24	7.57	0.83	0.78	0.78	2.65	2,139,406	99
12-31-19	12.25	0.40	0.76	1.16	0.40	0.02	—	0.42	—	12.99	9.54	0.78	0.78	0.78	3.13	2,198,827	149
12-31-18	12.78	0.40	(0.51)	(0.11)	0.42	—	—	0.42	—	12.25	(0.82)	0.78	0.78	0.78	3.20	2,255,122	193
Class S2
12-31-22	12.69	0.29•	(2.17)	(1.88)	0.30	—	—	0.30	—	10.51	(14.88)	0.98	0.93	0.93	2.56	7,618	246
12-31-21	13.19	0.27•	(0.43)	(0.16)	0.26	0.00*	0.08	0.34	—	12.69	(1.24)	0.97	0.93	0.93	2.11	15,571	139
12-31-20	12.94	0.33	0.62	0.95	0.40	0.30	—	0.70	—	13.19	7.42	0.98	0.93	0.93	2.50	21,316	99
12-31-19	12.20	0.38	0.76	1.14	0.38	0.02	—	0.40	—	12.94	9.40	0.93	0.93	0.93	2.99	21,401	149
12-31-18	12.73	0.38	(0.51)	(0.13)	0.40	—	—	0.40	—	12.20	(0.98)	0.93	0.93	0.93	3.05	22,040	193
Voya Small Company Portfolio
Class ADV
12-31-22	19.74	(0.01)•	(3.40)	(3.41)	—	4.77	—	4.77	—	11.56	(17.04)	1.46	1.38	1.38	(0.05)	7,493	209
12-31-21	17.36	(0.10)•	2.56	2.46	—	0.08	—	0.08	—	19.74	14.19	1.49	1.40	1.40	(0.52)	8,826	129
12-31-20	15.91	(0.04)	1.77	1.73	0.01	0.27	—	0.28	—	17.36	11.73	1.52	1.40	1.40	(0.31)	6,851	134
12-31-19	14.86	(0.01)	3.55	3.54	0.00*	2.49	—	2.49	—	15.91	25.56	1.39	1.39	1.39	(0.06)	7,227	125
12-31-18	20.95	(0.04)	(2.76)	(2.80)	0.02	3.27	—	3.29	—	14.86	(16.22)	1.39	1.39	1.39	(0.18)	6,342	96
See Accompanying Notes to Financial Statements
29

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Portfolio (continued)
Class I
12-31-22	21.22	0.06•	(3.66)	(3.60)	—	4.77	—	4.77	—	12.85	(16.68)	0.96	0.88	0.88	0.42	226,999	209
12-31-21	18.59	(0.01)•	2.75	2.74	0.03	0.08	—	0.11	—	21.22	14.76	0.99	0.90	0.90	(0.03)	344,506	129
12-31-20	17.04	0.05	1.86	1.91	0.09	0.27	—	0.36	—	18.59	12.28	1.02	0.90	0.90	0.19	347,004	134
12-31-19	15.75	0.07•	3.78	3.85	0.07	2.49	—	2.56	—	17.04	26.21	0.89	0.89	0.89	0.44	427,877	125
12-31-18	22.01	0.06•	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.84)	0.89	0.89	0.89	0.31	435,019	96
Class R6
12-31-22	21.23	0.07•	(3.66)	(3.59)	—	4.77	—	4.77	—	12.87	(16.62)	0.83	0.83	0.83	0.45	8,465	209
12-31-21	18.60	(0.00)*•	2.74	2.74	0.03	0.08	—	0.11	—	21.23	14.77	0.87	0.87	0.87	(0.00)*	14,790	129
12-31-20	17.04	0.03	1.89	1.92	0.09	0.27	—	0.36	—	18.60	12.34	0.89	0.89	0.89	0.25	11,466	134
12-31-19	15.75	0.09•	3.76	3.85	0.07	2.49	—	2.56	—	17.04	26.20	0.89	0.89	0.89	0.44	5,665	125
12-31-18	22.01	0.06	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.85)	0.89	0.89	0.89	0.33	6,115	96
Class S
12-31-22	20.51	0.03•	(3.54)	(3.51)	—	4.77	—	4.77	—	12.23	(16.86)	1.21	1.13	1.13	0.18	59,003	209
12-31-21	17.99	(0.06)•	2.66	2.60	—	0.08	—	0.08	—	20.51	14.47	1.24	1.15	1.15	(0.28)	80,449	129
12-31-20	16.48	(0.00)*	1.83	1.83	0.05	0.27	—	0.32	—	17.99	12.04	1.27	1.15	1.15	(0.06)	80,512	134
12-31-19	15.30	0.03	3.66	3.69	0.02	2.49	—	2.51	—	16.48	25.86	1.14	1.14	1.14	0.20	86,035	125
12-31-18	21.46	0.02	(2.86)	(2.84)	0.05	3.27	—	3.32	—	15.30	(16.05)	1.14	1.14	1.14	0.06	80,225	96

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Unaudited. There were no shares outstanding as of December 31, 2018 and December 31, 2019.

(a)
Excluding amounts related to a transition cost reimbursement recorded in the year ended December 31, 2018, total return for Voya Global High Dividend Low Volatility Portfolio would have been (9.37)%, (8.96)%, (9.22)%, (9.38)% and (9.52)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
30

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eighteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global High Dividend Low Volatility Portfolio (“Global High Dividend Low Volatility”), and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

31

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as

32

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

“Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’sjudgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s book, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets

33

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each

34

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2022, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $5,055 and $145,110, respectively, which represent the gross payments to be received by the Portfolios on OTC purchased options were they to be unwound as of December 31, 2022. At December 31, 2022, Intermediate Bond received $100,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not receive any cash collateral at December 31, 2022.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2022, Balanced and Intermediate Bond had a liability position of $440,169 and $12,792,420, respectively, on forward premium swaptions and OTC written options. If a contingent feature would have been triggered as of December 31, 2022, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2022, Intermediate Bond pledged $13,840,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not pledge any cash collateral at December 31, 2022.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2022, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$170,024	$757,789
Intermediate Bond	15,150,487	49,681,466
The above Portfolios entered into forward foreign currency contracts to protect any non-U.S. dollar-denominated holdings from adverse currency movements. There were no open forward foreign currency contracts at December 31, 2022.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures

35

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2022, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes as part of their duration management. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2022, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$22,681,375	$12,280,838
Intermediate Bond	166,501,708	156,528,266
Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2022.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2022, Balanced and Intermediate Bond had purchased foreign currency options to manage their foreign exchange exposure. Balanced and Intermediate Bond had average notional values of $4,435,250 and $125,809,125, respectively, on purchased

36

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency options. Please refer to the tables within the Portfolio of Investments for open purchased foreign currency options at December 31, 2022.
During the year ended December 31, 2022, Balanced and Intermediate Bond had written foreign currency options to generate income. Balanced and Intermediate Bond had average notional values of $3,051,000 and $82,777,500, respectively, on written foreign currency options. There were no open written foreign currency options at December 31, 2022.
During the year ended December 31, 2022, Balanced and Intermediate Bond had purchased forward premium swaptions with an average notional value of $2,544,000 and $72,004,800, respectively, to gain exposure to manage duration and yield curve exposures. Please refer to the tables within the Portfolio of Investments for open purchased forward premium swaptions at December 31, 2022.
During the year ended December 31, 2022, Balanced and Intermediate Bond had written interest swaptions to generate income. Balanced and Intermediate Bond had average notional values of $6,274,667 and $183,620,000, respectively, on written interest swaptions. Please refer to the tables within the Portfolio of Investments for open written interest swaptions at December 31, 2022.
During the year ended December 31, 2022, Balanced and Intermediate Bond had purchased options on equity indices with an average notional value of $6,492,860 and $235,457,674, respectively, to gain exposure to certain equity markets. There were no open purchased equity options at December 31, 2022.
During the year ended December 31, 2022, Balanced and Intermediate Bond had written options on equity indices with an average notional value of $3,487,622 and $127,470,607, respectively, to generate income. There were no open written equity options at December 31, 2022.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios distribute capital gains, if any, annually. Balanced and Small Company declare and pay dividends, if any, annually. Growth and Income declares and pays dividends, if any, semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal
Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which

37

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table within the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2022.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2022, Intermediate Bond pledged and received $3,145,000 and $4,037,151, respectively, in cash collateral for open when-issued or delayed-delivery transactions.
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different

38

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as

39

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2022, Balanced and Intermediate Bond bought credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and Intermediate Bond used CDX swaps to hedge the credit risk associated with various sectors within the credit market.
For the year ended December 31, 2022, Balanced and Intermediate Bond had an average notional amount of $1,895,932 and $86,748,287, respectively, on credit default swaps to buy protection. Please refer to the tables within the Portfolio of Investments for Intermediate Bond for open credit default swaps to buy protection at December 31, 2022. Balanced did not have any open credit default swaps to buy protection at December 31, 2022.
For the year ended December 31, 2022, Balanced had an average notional amount of $1,374,800 on credit default swaps to sell protection. The Portfolio did not have any open credit default swaps to sell protection at December 31, 2022.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2022, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. During the year ended December 31, 2022, Balanced and Intermediate Bond had average notional amounts of $2,005,019 and $58,179,086, respectively, on Long interest rate swaps.
For the year ended December 31, 2022, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. During the year

40

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

ended December 31, 2022, Balanced and Intermediate Bond had average notional amounts of $1,440,333 and $41,708,567, respectively, on Short interest rate swaps.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for open interest rate swaps at December 31, 2022.
At December 31, 2022, Balanced and Intermediate Bond had pledged $600,000 and $12,101,000, respectively, in cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$263,320,138	$303,429,274
Global High Dividend Low Volatility	379,054,555	438,981,206
Growth and Income	1,093,767,991	1,240,119,415
Intermediate Bond	669,763,163	1,260,770,653
Small Company	741,156,153	807,067,717
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$278,919,801	$268,258,851
Intermediate Bond	6,500,506,908	5,981,563,106
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced	0.60%
Global High Dividend Low Volatility	0.56% on the first $500 million; 0.53% on the next $500 million; 0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income(2)	0.600% on the first $5 billion; 0.550% on the next $5 billion; 0.525% thereafter
Intermediate Bond	0.50% on first $4 billion; 0.48% on next $3 billion; 0.46% thereafter
Small Company(3)	0.75%

(1)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Prior to May 1, 2022 the Investment Adviser contractually waived amounts equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. Termination of this obligation was approved by the Board.

(3)
Prior to June 1, 2022, the management fee was 0.85%.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder service and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.
Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor has contractually agreed to waive 0.10% of average daily net assets attributable to distribution and/or shareholder service fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.
Under the Plan for Class T shares of Global High Dividend Low Volatility, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global High Dividend Low Volatility’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global High Dividend Low Volatility, so that the actual fee paid by Class T shares of Global High Dividend Low Volatility is an annual rate of 0.35%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.
Class T shares of Global High Dividend Low Volatility are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global High Dividend Low Volatility. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero through May 1, 2023. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expense) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2022, the Distributor waived $29 of class specific distribution fees for Class S and the Investment Adviser waived $499,407 of management fees and/or certain expenses to assist the Portfolio in maintaining a net yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2022, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2023	2024	2025	Total
Government Money Market	$1,693,989	$2,068,744	$499,407	$4,262,140
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	9.09%
	Intermediate Bond	11.02
	Small Company	5.68
Voya Retirement Insurance and Annuity Company	Balanced	87.38
	Global High Dividend Low Volatility	21.59
	Government Money Market	87.41
	Growth and Income	87.86
	Intermediate Bond	24.83
	Small Company	69.01
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s

42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Balanced	$278,623
Global High Dividend Low Volatility	324,102
Government Money Market	616,544
Growth and Income	1,085,880
Intermediate Bond	1,337,546
Small Company	431,036
NOTE 7 — LICENSING FEE
Balanced pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”)
with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced	N/A	0.69%	N/A	0.94%	N/A	N/A
Global High Dividend Low Volatility	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income(1)	1.27%	0.67%	N/A	0.92%	1.07%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company(2)	1.36%	0.86%	0.86%	1.11%	N/A	N/A

(1)
Prior to May 1, 2022 the expense limits were 1.30%, 0.70%, 0.95% and 1.10% for Class ADV, Class I, Class S and Class S2, respectively.

(2)
Prior to June 1, 2022 the expense limits were 1.40%, 0.90%, 0.90% and 1.15% for Class ADV, Class I, Class R6 and Class S, respectively.

Pursuant to a side letter agreement through May 1, 2023, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Global High Dividend Low Volatility	1.10%	0.60%	0.85%	1.00%	1.20%
Unless otherwise specified above and with the exception of the non-recoupable management fee waiver for Government Money Market, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

As of December 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as below:
	December 31,
	2023	2024	2025	Total
Balanced	$236,487	$197,485	$188,000	$621,972
Growth and Income	—	—	170,094	170,094
Intermediate Bond	1,522,285	1,337,760	1,169,688	4,029,733
Small Company	—	1,250	—	1,250
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2022, are as follows:
	December 31,
	2023	2024	2025	Total
Small Company
Class ADV	$7,102	$7,165	$5,488	$19,755
Class I	387,425	316,996	201,196	905,617
Class S	84,569	74,415	47,092	206,076
The Expense Limitation Agreements are contractual through May 1, 2023, except Small Company which is through May 1, 2024, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2022:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	5	$926,600	3.47%
Global High Dividend Low Volatility	12	1,916,500	1.90
Growth and Income	1	1,258,000	1.33
Intermediate Bond	5	1,244,200	3.11
Small Company	14	8,174,357	2.52

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2022	185,296	—	3,421,689	(2,301,808)	1,305,177	2,819,534	—	45,747,982	(33,400,115)	15,167,401
12/31/2021	251,590	—	723,234	(2,622,896)	(1,648,072)	4,434,846	—	12,106,938	(45,927,989)	(29,386,205)
Class S
12/31/2022	11,412	—	23,954	(43,657)	(8,291)	143,673	—	318,826	(631,288)	(168,789)
12/31/2021	3,312	—	5,170	(19,863)	(11,381)	57,934	—	86,191	(349,147)	(205,022)
Global High Dividend Low Volatility
Class ADV
12/31/2022	16,956	—	61,257	(184,355)	(106,142)	180,693	—	667,337	(2,066,643)	(1,218,613)
12/31/2021	16,754	—	24,622	(223,495)	(182,119)	195,744	—	285,119	(2,572,804)	(2,091,941)
Class I
12/31/2022	326,273	—	724,228	(1,352,821)	(302,320)	3,678,858	—	7,870,245	(15,192,450)	(3,643,347)
12/31/2021	280,377	—	306,993	(1,215,811)	(628,441)	3,176,484	—	3,556,936	(13,931,507)	(7,198,087)
Class S
12/31/2022	376,938	—	2,210,963	(5,437,256)	(2,849,355)	4,181,996	—	24,164,362	(60,741,884)	(32,395,526)
12/31/2021	238,061	—	937,385	(7,168,854)	(5,993,408)	2,770,779	—	10,900,387	(82,950,586)	(69,279,420)
44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global High Dividend Low Volatility (continued)
Class S2
12/31/2022	1,764	—	1,278	(4,318)	(1,276)	19,793	—	13,783	(46,053)	(12,477)
12/31/2021	1,079	—	618	(14,200)	(12,503)	12,540	—	7,066	(166,995)	(147,389)
Class T
12/31/2022	48,107	—	13,286	(52,828)	8,565	528,564	—	144,852	(584,282)	89,134
12/31/2021	19,271	—	4,722	(33,150)	(9,157)	220,584	—	54,811	(383,585)	(108,190)
Government Money Market
Class I
12/31/2022	129,987,093	—	7,143,365	(99,672,054)	37,458,404	129,987,093	—	7,143,365	(99,672,054)	37,458,404
12/31/2021	68,479,424	—	435,973	(153,041,539)	(84,126,142)	68,479,424	—	435,973	(153,041,539)	(84,126,142)
Class S
12/31/2022	—	—	632	(10,246)	(9,614)	—	—	632	(10,246)	(9,614)
12/31/2021	7,239	—	47	(1,019)	6,267	7,239	—	47	(1,019)	6,267
Growth and Income
Class ADV
12/31/2022	89,714	—	701,147	(549,183)	241,678	1,744,478	—	11,552,104	(10,786,680)	2,509,902
12/31/2021	201,602	—	2,450,905	(29,175,892)	(26,523,385)	6,656,242	—	62,613,808	(1,008,319,631)	(939,049,581)
Class I
12/31/2022	356,954	—	14,845,877	(9,488,760)	5,714,071	7,346,879	—	254,309,052	(194,304,240)	67,351,691
12/31/2021	131,594	—	36,424,715	(6,543,445)	30,012,864	4,333,088	—	867,378,507	(223,795,000)	647,916,595
Class S
12/31/2022	101,772	—	309,290	(316,213)	94,849	2,046,477	—	5,105,764	(6,231,336)	920,905
12/31/2021	127,402	—	1,146,743	(15,839,739)	(14,565,594)	4,170,902	—	29,792,605	(548,686,094)	(514,722,587)
Class S2
12/31/2022	974	—	4,075	(1,018)	4,031	18,525	—	65,074	(21,099)	62,500
12/31/2021	453	—	9,051	(30)	9,474	14,943	—	203,108	(988)	217,063
Intermediate Bond
Class ADV
12/31/2022	388,133	—	537,652	(3,981,195)	(3,055,410)	4,351,777	—	5,940,318	(45,010,028)	(34,717,933)
12/31/2021	1,537,166	—	581,404	(3,393,970)	(1,275,400)	19,730,878	—	7,461,608	(43,581,477)	(16,388,991)
Class I
12/31/2022	1,874,834	—	2,239,599	(11,745,805)	(7,631,372)	21,338,764	—	25,054,075	(134,010,620)	(87,617,781)
12/31/2021	3,127,259	—	2,400,903	(12,557,702)	(7,029,540)	40,676,185	—	31,153,347	(162,906,269)	(91,076,737)
Class S
12/31/2022	3,420,335	—	4,217,193	(20,892,595)	(13,255,067)	39,204,519	—	46,794,345	(235,570,847)	(149,571,983)
12/31/2021	4,180,405	—	4,363,433	(16,513,541)	(7,969,703)	53,558,043	—	56,229,105	(212,930,197)	(103,143,049)
Class S2
12/31/2022	147,912	—	24,758	(675,555)	(502,885)	1,710,107	—	275,856	(7,643,415)	(5,657,452)
12/31/2021	189,378	—	36,584	(614,677)	(388,715)	2,443,389	—	469,801	(7,890,271)	(4,977,081)
Small Company
Class ADV
12/31/2022	93,588	—	182,331	(74,703)	201,216	1,345,402	—	2,087,689	(1,182,348)	2,250,743
12/31/2021	105,445	—	1,793	(54,825)	52,413	2,045,707	—	34,073	(1,072,678)	1,007,102
Class I
12/31/2022	314,217	—	5,703,848	(4,592,673)	1,425,392	4,937,868	—	72,381,833	(65,801,276)	11,518,425
12/31/2021	624,497	—	96,552	(3,153,101)	(2,432,052)	12,875,539	—	1,965,800	(64,937,072)	(50,095,733)
Class R6
12/31/2022	72,530	—	184,978	(296,548)	(39,040)	966,409	—	2,351,076	(5,246,690)	(1,929,205)
12/31/2021	292,892	—	4,037	(216,828)	80,101	6,151,114	—	82,239	(4,335,350)	1,898,003
Class S
12/31/2022	155,377	—	1,469,995	(723,542)	901,830	2,195,664	—	17,786,935	(10,564,875)	9,417,724
12/31/2021	119,177	—	17,382	(690,071)	(553,512)	2,408,593	—	342,592	(13,855,730)	(11,104,545)
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2022:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$5,319	$(5,319)	$—
Barclays Capital Inc.	126,328	(126,328)	—
BMO Capital Markets Corp	15,546	(15,546)	—
BNP Paribas	4,889	(4,889)	—
BofA Securities Inc	1,748,337	(1,748,337)	—
Citigroup Global Markets Inc.	25,807	(25,807)	—
Citigroup Global Markets Limited	146,328	(146,328)	—
Daiwa Capital Markets America Inc.	33,833	(33,833)	—
Deutsche Bank Securities Inc.	51,156	(51,156)	—
Goldman Sachs International	45,350	(45,350)	—
Goldman, Sachs & Co. LLC	51,610	(51,610)	—
HSBC Bank PLC	40,258	(40,258)	—
HSBC Securities (USA) Inc.	18,199	(18,199)	—
J.P. Morgan Securities LLC	30,846	(30,846)	—
Morgan Stanley & Co. LLC	10,862	(10,862)	—
National Bank of Canada Financial INC	41,063	(41,063)	—
National Financial Services LLC	10,934	(10,934)	—
NatWest Markets Securities Inc.	61,143	(61,143)	—
Nomura Securities International, Inc.	80,432	(80,432)	—
RBC Capital Markets, LLC	36,092	(36,092)	—
RBC Dominion Securities Inc	36,331	(36,331)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	$17,523	$(17,523)	$—
Societe Generale	156,374	(156,374)	—
TD Securities (USA) Inc.	46,344	(46,344)	—
Truist Securities INC	12,766	(12,766)	—
UBS AG	62,546	(62,546)	—
UBS Securities LLC.	20,672	(20,672)	—
US Bancorp Investments	17,196	(17,196)	—
Total	$2,954,084	$(2,954,084)	$—

(1)
Cash collateral with a fair value of $3,043,301 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatiliy
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$1,199,213	$(1,199,213)	$—
Citigroup Global Markets Inc.	190,227	(190,227)	—
Citigroup Global Markets Limited	3,592,934	(3,592,934)	—
Nomura Securities International, Inc.	436,811	(436,811)	—
State Street Bank and Trust Company	278,085	(278,085)	—
TD Prime Services LLC	350,256	(350,256)	—
Total	$6,047,526	$(6,047,526)	$—

(1)
Cash collateral with a fair value of $6,379,938 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$6,922,287	$(6,922,287)	$—
Citadel Clearing LLC	8,992,117	(8,992,117)	—
Citigroup Global Markets Inc.	186,543	(186,543)	—
Goldman, Sachs & Co. LLC	13,416	(13,416)	—
J.P. Morgan Securities LLC	8,122,197	(8,122,197)	—
Morgan Stanley & Co. LLC	54,016	(54,016)	—
Total	$24,290,576	$(24,290,576)	$—

(1)
Cash collateral with a fair value of $24,959,993 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$1,343,452	$(1,343,452)	$—
BNP Paribas	928,666	(928,666)	—
BNP Paribas Prime Brokerage Intl Ltd	364,080	(364,080)	—
BofA Securities Inc	48,564,175	(48,564,175)	—

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$35,146,607	$(35,146,607)	$—
Daiwa Capital Markets America Inc.	536,455	(536,455)	—
Deutsche Bank Securities Inc.	346,796	(346,796)	—
Goldman, Sachs & Co. LLC	157,888	(157,888)	—
Industrial And Commercial Bank Of China	334,944	(334,944)	—
J.P. Morgan Securities LLC	1,720,997	(1,720,997)	—
Nomura Securities International, Inc.	797,803	(797,803)	—
TD Prime Services LLC	6,055,013	(6,055,013)	—
UBS Securities LLC.	417,354	(417,354)	—
Total	$96,714,230	$(96,714,230)	$—

(1)
Cash collateral with a fair value of $98,843,830 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$106,677	$(106,677)	$—
J.P. Morgan Securities LLC	906,923	(906,923)	—
National Bank of Canada Financial Inc	723,940	(723,940)	—
Nomura Securities International, Inc.	696,324	(696,324)	—
Scotia Capital (USA) INC	40,898	(40,898)	—
TD Prime Services LLC	878,440	(878,440)	—
Total	$3,353,202	$(3,353,202)	$—

(1)
Cash collateral with a fair value of $3,474,679 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals, swaps, capital loss carryforwards and wash sale deferrals.
Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2022:
	Paid-in Capital	Distributable Earnings
Government Money Market	$(66,385)	$66,385
Intermediate Bond	(290,010)	290,010
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain	Return of Capital
Balanced	$15,899,870	$30,166,938	$9,669,879	$2,523,250	$—
Global High Dividend Low Volatility	23,880,547	8,980,032	14,804,319	—	—
Government Money Market	7,146,615	—	436,020	—	—
Growth and Income	39,602,466	231,816,376	246,652,811	714,105,669	—
Intermediate Bond	78,069,297	—	75,114,307	91,902	20,114,377
Small Company	55,293,825	39,313,708	2,424,704	—	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2022 were:
47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Total Distributable Earnings/(Loss)
				Amount	Character	Expiration
Balanced	$5,347,809	$1,229,251	$(9,058,007)	—	—	—	$(2,480,947)
Global High Dividend Low Volatility	—	17,174,337	28,264,019	—	—	—	45,438,356
Government Money Market	—	—	—	(128,579)	Short-term	None	(128,610)
				(31)	Long-term	None
				$(128,610)
Growth and Income	—	1,590,052	149,271,843	—	—	—	150,861,895
Intermediate Bond	1,168,842	—	(297,209,775)	(75,223,112)	Short-term	None	(508,632,862)
				(137,368,817)	Long-term	None
				$(212,591,929)
Small Company	1,217,709	—	(29,973,256)	(9,089,991)	Short-term	None	(37,845,538)
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rate ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.
NOTE 14 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial.Those events as well as other changes in foreign (non-U.S.) and domestic

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 14 — MARKET DISRUPTION (continued)

economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.
NOTE 15 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2022, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	$0.0034	February 1, 2023	Daily
Class S	$0.0030	February 1, 2023	Daily
	Per Share Amount	Payable Date	Record Date
Intermediate Bond
Class ADV	$0.0239	February 1, 2023	Daily
Class I	$0.0286	February 1, 2023	Daily
Class S	$0.0262	February 1, 2023	Daily
Class S2	$0.0248	February 1, 2023	Daily
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

49

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 40.6%
	Communication Services: 2.3%
1,367 (1)	Adevinta ASA	$9,052	0.0
29,299 (1)	Alphabet, Inc. - Class A	2,585,051	0.9
18,503	AT&T, Inc.	340,640	0.1
2,058 (2)	Auto Trader Group PLC	12,816	0.0
22,294	Bezeq Israeli Telecommunication Corp., Ltd.	38,246	0.0
1,064 (1)	Charter Communications, Inc.	360,802	0.1
8,256	Comcast Corp. - Class A	288,712	0.1
2,291	Electronic Arts, Inc.	279,914	0.1
5,696 (1)	Frontier Communications Parent, Inc.	145,134	0.1
8,217 (1)	Iridium Communications, Inc.	422,354	0.1
4,900	KDDI Corp.	148,602	0.1
9,378	Koninklijke KPN NV	29,027	0.0
4,808 (1)	Live Nation Entertainment, Inc.	335,310	0.1
2,788 (1)	Meta Platforms, Inc.	335,508	0.1
1,713 (1)	NetFlix, Inc.	505,130	0.2
1,145	Nexstar Media Group, Inc.	200,409	0.1
1,029	Publicis Groupe	65,735	0.1
1,208 (2)	Scout24 SE	60,803	0.0
5,500	Singapore Telecommunications Ltd.	10,545	0.0
2,800	SoftBank Group Corp.	118,420	0.1
605 (1)	Spotify Technology SA	47,765	0.0
1,248	TEGNA, Inc.	26,445	0.0
262,171 (1)	Telecom Italia S.p.A. - TIT	60,759	0.0
23,527 (3)	Telia Co. AB	60,118	0.0
10,999	Telstra Group Ltd.	29,746	0.0
395 (1)	TripAdvisor, Inc.	7,102	0.0
6,461	Vivendi SE	61,721	0.0
3,198	WPP PLC	31,596	0.0
110 (1)	Ziff Davis, Inc.	8,701	0.0
2,586 (1)	ZoomInfo Technologies, Inc.	77,865	0.0
		6,704,028	2.3
	Consumer Discretionary: 4.1%
1,963 (1)	Airbnb, Inc.	167,836	0.1
18,826 (1)	Amazon.com, Inc.	1,581,384	0.5
4,437	Aristocrat Leisure Ltd.	91,428	0.0
2,028 (1)	Autonation, Inc.	217,604	0.1
190 (1)	Autozone, Inc.	468,574	0.2
1,571	BorgWarner, Inc.	63,233	0.0
2,647	Boyd Gaming Corp.	144,341	0.1
719	Brunswick Corp.	51,826	0.0
1,129	Burberry Group PLC	27,449	0.0
1,689 (1)	Carmax, Inc.	102,843	0.0
1,175	Cie Financiere Richemont SA	152,351	0.1
604 (1)	CROCS, Inc.	65,492	0.0
2,695	Dana, Inc.	40,775	0.0
160 (1)	Deckers Outdoor Corp.	63,866	0.0
1,715	Dick’s Sporting Goods, Inc.	206,297	0.1
3,028 (3)	Electrolux AB	40,911	0.0
1,555	Entain PLC	24,764	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
338 (2)	Evolution AB	$32,923	0.0
80 (1)	Five Below, Inc.	14,150	0.0
18,046	Ford Motor Co.	209,875	0.1
538 (1)(3)	GameStop Corp.	9,931	0.0
12,623	General Motors Co.	424,638	0.2
4,247	Gentex Corp.	115,816	0.0
3,377	Genuine Parts Co.	585,943	0.2
1,961 (1)	Goodyear Tire & Rubber Co.	19,904	0.0
145	H&R Block, Inc.	5,294	0.0
1,192	Harley-Davidson, Inc.	49,587	0.0
1,405	Hilton Worldwide Holdings, Inc.	177,536	0.1
1,025	Home Depot, Inc.	323,757	0.1
7,000	Honda Motor Co., Ltd.	159,663	0.1
6,299	Industria de Diseno Textil SA	167,307	0.1
538 (1)(2)	Just Eat Takeaway.com NV	11,451	0.0
2,128 (2)	La Francaise des Jeux SAEM	85,627	0.0
465	Lear Corp.	57,669	0.0
1,040	Leggett & Platt, Inc.	33,519	0.0
67	Lithia Motors, Inc.	13,718	0.0
9,712	LKQ Corp.	518,718	0.2
338	Lowe’s Cos, Inc.	67,343	0.0
485 (1)	Lululemon Athletica, Inc.	155,384	0.1
191	LVMH Moet Hennessy Louis Vuitton SE	138,989	0.1
1,780	Macy’s, Inc.	36,757	0.0
1,237	Marriott Vacations Worldwide Corp.	166,488	0.1
2,920 (1)	Mattel, Inc.	52,093	0.0
2,900	Mazda Motor Corp.	21,739	0.0
2,288	McDonald’s Corp.	602,957	0.2
6,443	MGM Resorts International	216,034	0.1
1,444	Moncler SpA	76,729	0.0
6,607	Nike, Inc. - Class B	773,085	0.3
491 (3)	Nordstrom, Inc.	7,925	0.0
139 (1)	Ollie’s Bargain Outlet Holdings, Inc.	6,511	0.0
300	Open House Group Co. Ltd.	10,923	0.0
5,300	Panasonic Holdings Corp.	44,356	0.0
1,685	Pandora A/S	119,098	0.1
7,268 (1)	Penn Entertainment, Inc.	215,860	0.1
68	Penske Auto Group, Inc.	7,815	0.0
631	PVH Corp.	44,542	0.0
1,079	Ross Stores, Inc.	125,240	0.1
809 (1)	Scientific Games Corp.	47,407	0.0
5,000	Sekisui Chemical Co., Ltd.	69,692	0.0
3,400	Sekisui House Ltd.	60,279	0.0
1,012	Service Corp. International	69,970	0.0
100 (3)	Shimano, Inc.	15,802	0.0
200	Sony Group Corp.	15,244	0.0
2,504	Stellantis NV (STLAM)	35,583	0.0
5,000	Subaru Corp.	75,700	0.0

See Accompanying Notes to Financial Statements
50

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
2,092 (1)	Taylor Morrison Home Corp.	$63,492	0.0
36,743	Taylor Wimpey PLC	44,999	0.0
731	Tempur Sealy International, Inc.	25,095	0.0
7,818 (1)	Tesla, Inc.	963,021	0.3
312 (3)	Thor Industries, Inc.	23,553	0.0
183 (1)	TopBuild Corp.	28,638	0.0
5,200	Toyota Motor Corp.	70,941	0.0
5,286	Travel + Leisure Co.	192,410	0.1
24,061 (1)	Under Armour, Inc. - Class A	244,460	0.1
600	USS Co., Ltd.	9,520	0.0
272 (1)	Victoria’s Secret & Co.	9,732	0.0
17,462	Wendy’s Company	395,165	0.1
368	Williams-Sonoma, Inc.	42,291	0.0
89	Wingstop, Inc.	12,248	0.0
427	Wyndham Hotels & Resorts, Inc.	30,449	0.0
837 (1)	YETI Holdings, Inc.	34,576	0.0
400	ZOZO, Inc.	9,878	0.0
		12,008,013	4.1
	Consumer Staples: 2.9%
1,088	Archer-Daniels-Midland Co.	101,021	0.0
342	Beiersdorf AG	39,081	0.0
1,343 (1)	BellRing Brands, Inc.	34,434	0.0
547 (1)	BJ’s Wholesale Club Holdings, Inc.	36,189	0.0
102 (1)	Boston Beer Co., Inc.	33,611	0.0
5,594	British American Tobacco PLC	221,289	0.1
72	Carlsberg A/S	9,550	0.0
771	Carrefour S.A.	12,895	0.0
41	Casey’s General Stores, Inc.	9,198	0.0
325 (1)	Celsius Holdings, Inc.	33,813	0.0
20,806	Coca-Cola Co.	1,323,470	0.5
66	Coca-Cola Consolidated, Inc.	33,816	0.0
374	Coca-Cola European Partners PLC - USD	20,690	0.0
2,670	Coca-Cola HBC AG	63,116	0.0
2,401	Coles Group Ltd.	27,217	0.0
1,883	Colgate-Palmolive Co.	148,362	0.1
1,650	Costco Wholesale Corp.	753,225	0.3
1,023	Danone	53,918	0.0
849 (1)	Darling Ingredients, Inc.	53,139	0.0
4,386	Davide Campari-Milano NV	44,528	0.0
225	Diageo PLC	9,849	0.0
1,158	Estee Lauder Cos., Inc.	287,311	0.1
2,755	Flowers Foods, Inc.	79,179	0.0
20,347 (1)	Haleon PLC	80,506	0.0
1,557	Heineken Holding NV	120,247	0.1
1,063 (1)	HelloFresh SE	23,200	0.0
8,119	J Sainsbury Plc	21,295	0.0
7,400 (3)	Japan Tobacco, Inc.	149,186	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
900	Kobayashi Pharmaceutical Co., Ltd.	$61,688	0.0
2,971	Kroger Co.	132,447	0.1
426	L’Oreal S.A.	152,549	0.1
7,435	Mondelez International, Inc.	495,543	0.2
2,735 (1)	Monster Beverage Corp.	277,685	0.1
3,020	Mowi ASA	51,462	0.0
2,492	Nestle SA	287,849	0.1
7,426	PepsiCo, Inc.	1,341,581	0.5
931 (1)	Performance Food Group Co.	54,361	0.0
484	Pernod Ricard SA	95,213	0.1
4,459	Philip Morris International, Inc.	451,295	0.2
260 (1)	Post Holdings, Inc.	23,468	0.0
2,679	Procter & Gamble Co.	406,029	0.1
233	Remy Cointreau SA	39,287	0.0
1,800	Suntory Beverage & Food Ltd.	61,294	0.0
9,084	Tesco PLC	24,480	0.0
6,567	Treasury Wine Estates Ltd.	60,669	0.0
6,564	Tyson Foods, Inc.	408,609	0.1
446	Unilever PLC	22,379	0.0
435	Unilever PLC - ULVRL	21,962	0.0
2,193 (1)	US Foods Holding Corp.	74,606	0.0
101,500 (2)	WH Group Ltd.	59,199	0.0
400	Yakult Honsha Co., Ltd.	26,039	0.0
		8,453,029	2.9
	Energy: 2.0%
2,710	Aker BP ASA	84,235	0.0
3,961	Ampol Ltd.	76,140	0.0
1,629 (1)	Antero Resources Corp.	50,483	0.0
15,959	Baker Hughes Co.	471,269	0.2
38,743	BP PLC	223,546	0.1
461	ChampionX Corp.	13,364	0.0
2,833	Cheniere Energy, Inc.	424,837	0.2
1,867	Chevron Corp.	335,108	0.1
2,462 (1)(3)	CNX Resources Corp.	41,460	0.0
3,183	Diamondback Energy, Inc.	435,371	0.2
5,025	EOG Resources, Inc.	650,838	0.2
4,296	EQT Corp.	145,334	0.1
851	Equinor ASA	30,585	0.0
16,079	Equitrans Midstream Corp.	107,729	0.0
7,048	Exxon Mobil Corp.	777,395	0.3
494	HF Sinclair Corp.	25,634	0.0
5,120	Marathon Petroleum Corp.	595,917	0.2
792	Matador Resources Co.	45,334	0.0
508	OMV AG	26,132	0.0
544	PBF Energy, Inc.	22,184	0.0
2,777	Phillips 66	289,030	0.1
234	Pioneer Natural Resources Co.	53,443	0.0
1,660	Range Resources Corp.	41,533	0.0
7,573	Repsol SA	120,539	0.1

See Accompanying Notes to Financial Statements
51

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
890	Schlumberger Ltd.	$47,579	0.0
6,732	Shell PLC	189,782	0.1
15,766 (1)	Southwestern Energy Co.	92,231	0.0
4,748	Targa Resources Corp.	348,978	0.1
1,597 (3)	TotalEnergies SE	100,248	0.0
		5,866,258	2.0
	Financials: 5.5%
8,477	3i Group PLC	136,712	0.1
6,157	Abrdn PLC	13,991	0.0
320	Affiliated Managers Group, Inc.	50,698	0.0
3,600	AIA Group Ltd.	39,756	0.0
609	American Financial Group, Inc.	83,604	0.0
4,861	American International Group, Inc.	307,410	0.1
1,722	Ameriprise Financial, Inc.	536,179	0.2
3,800 (3)	Annaly Capital Management, Inc.	80,104	0.0
2,487	Aon PLC	746,448	0.3
786	Ares Management Corp.	53,794	0.0
2,219	ASX Ltd.	102,199	0.0
6,553	AXA S.A.	182,537	0.1
10,711	Banco Bilbao Vizcaya Argentaria SA	64,515	0.0
17,619	Bank of America Corp.	583,541	0.2
1,168	Bank OZK	46,790	0.0
73,040	Barclays PLC	138,982	0.1
2,856 (1)	Berkshire Hathaway, Inc. - Class B	882,218	0.3
3,446	BNP Paribas	196,212	0.1
3,624	Capital One Financial Corp.	336,887	0.1
8,853	Charles Schwab Corp.	737,101	0.3
10,516	Citigroup, Inc.	475,639	0.2
6,297	Citizens Financial Group, Inc.	247,913	0.1
1,912	CNO Financial Group, Inc.	43,689	0.0
1,265	Commerce Bancshares, Inc.	86,109	0.0
5,212 (1)	Commerzbank AG	48,730	0.0
268	Commonwealth Bank of Australia	18,614	0.0
427	Cullen/Frost Bankers, Inc.	57,090	0.0
1,800	Dai-ichi Life Holdings, Inc.	40,650	0.0
10,525	Deutsche Bank AG	118,317	0.0
50	Deutsche Boerse AG	8,609	0.0
1,292	East West Bancorp, Inc.	85,143	0.0
1,255	Erste Group Bank AG	40,154	0.0
602	Essent Group Ltd.	23,406	0.0
1,542	Evercore, Inc.	168,201	0.1
18	Everest Re Group Ltd.	5,963	0.0
4,816	FinecoBank Banca Fineco SpA	79,975	0.0
1,079	First American Financial Corp.	56,475	0.0
1,024	FNB Corp.	13,363	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
1,506	Gjensidige Forsikring ASA	$29,539	0.0
5,391	Hancock Whitney Corp.	260,870	0.1
7,626	Hartford Financial Services Group, Inc.	578,280	0.2
5,654	HSBC Holdings PLC	35,041	0.0
1,225	International Bancshares Corp.	56,056	0.0
3,555	Jefferies Financial Group, Inc.	121,865	0.1
3,710	JPMorgan Chase & Co.	497,511	0.2
111	Kemper Corp.	5,461	0.0
5,063	Lazard Ltd.	175,534	0.1
10,676	Loews Corp.	622,731	0.2
262	LPL Financial Holdings, Inc.	56,637	0.0
5,231	Marsh & McLennan Cos., Inc.	865,626	0.3
11,623	Medibank Pvt Ltd.	23,188	0.0
928	Metlife, Inc.	67,159	0.0
3,174	MGIC Investment Corp.	41,262	0.0
31,600	Mitsubishi UFJ Financial Group, Inc.	212,144	0.1
5,843	Morgan Stanley	496,772	0.2
43,960	NatWest Group PLC	140,199	0.1
1,429	Navient Corp.	23,507	0.0
2,715	NN Group NV	111,022	0.0
8,679	Nordea Bank Abp	92,969	0.0
1,950	Old Republic International Corp.	47,093	0.0
9,000	ORIX Corp.	144,060	0.1
13,200	Oversea-Chinese Banking Corp., Ltd.	120,068	0.0
589	Pinnacle Financial Partners, Inc.	43,233	0.0
2,539	Popular, Inc.	168,386	0.1
5,627 (2)	Poste Italiane SpA	54,899	0.0
56	Primerica, Inc.	7,942	0.0
843	Prosperity Bancshares, Inc.	61,269	0.0
600	Reinsurance Group of America, Inc.	85,254	0.0
2,470	Rithm Capital Corp.	20,180	0.0
6,200	Singapore Exchange Ltd.	41,459	0.0
4,452	Societe Generale	111,672	0.0
2,800	Sompo Holdings, Inc.	123,881	0.0
13,418	Standard Chartered PLC	100,079	0.0
16,402	Starwood Property Trust, Inc.	300,649	0.1
868	Stifel Financial Corp.	50,665	0.0
5,200	Sumitomo Mitsui Financial Group, Inc.	209,208	0.1
4,500	Sumitomo Mitsui Trust Holdings, Inc.	157,030	0.1
3,750	Swedbank AB	63,784	0.0
545	Synovus Financial Corp.	20,465	0.0
8,900	Tokio Marine Holdings, Inc.	190,125	0.1
1,644	UBS Group AG	30,556	0.0

See Accompanying Notes to Financial Statements
52

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
4,293	UMB Financial Corp.	$358,551	0.1
6,866	Unum Group	281,712	0.1
8,976	US Bancorp	391,443	0.2
1,709	Washington Federal, Inc.	57,337	0.0
125	Webster Financial Corp.	5,918	0.0
22,322	Wells Fargo & Co.	921,675	0.3
867	Willis Towers Watson PLC	212,051	0.1
1,797	Wintrust Financial Corp.	151,882	0.1
253	Zions Bancorp NA	12,437	0.0
398	Zurich Insurance Group AG	190,275	0.1
		16,186,329	5.5
	Health Care: 6.2%
6,137	Abbott Laboratories	673,781	0.2
1,616	AbbVie, Inc.	261,162	0.1
4,171	Agilent Technologies, Inc.	624,190	0.2
149 (1)	Amedisys, Inc.	12,447	0.0
77	AmerisourceBergen Corp.	12,760	0.0
600	Astellas Pharma, Inc.	9,123	0.0
1,089	AstraZeneca PLC	147,363	0.1
156 (1)	Biogen, Inc.	43,200	0.0
13,137	Bristol-Myers Squibb Co.	945,207	0.3
245	Bruker Corp.	16,746	0.0
4,513 (1)	Centene Corp.	370,111	0.1
1,616	Cigna Corp.	535,445	0.2
46	CSL Ltd.	8,970	0.0
6,390	CVS Health Corp.	595,484	0.2
1,100	Daiichi Sankyo Co., Ltd.	35,405	0.0
897	Danaher Corp.	238,082	0.1
1,268 (1)	DexCom, Inc.	143,588	0.1
1,858 (1)(3)	Doximity, Inc.	62,354	0.0
2,777 (1)	Edwards Lifesciences Corp.	207,192	0.1
1,009	Elevance Health, Inc.	517,587	0.2
953	Eli Lilly & Co.	348,646	0.1
883 (1)	Envista Holdings Corp.	29,731	0.0
6,180 (1)	Exelixis, Inc.	99,127	0.0
2,349	Getinge AB	48,837	0.0
5,921	Gilead Sciences, Inc.	508,318	0.2
923 (1)	Globus Medical, Inc.	68,551	0.0
7,234	GSK PLC	125,028	0.1
1,028 (1)	Halozyme Therapeutics, Inc.	58,493	0.0
401 (1)	HealthEquity, Inc.	24,718	0.0
4,545	Hikma Pharmaceuticals PLC	84,701	0.0
3,146 (1)	Hologic, Inc.	235,352	0.1
1,300	Hoya Corp.	124,512	0.1
321	Humana, Inc.	164,413	0.1
445 (1)	Inari Medical, Inc.	28,284	0.0
833	Ipsen SA	89,598	0.0
495 (1)	Jazz Pharmaceuticals PLC	78,858	0.0
10,670	Johnson & Johnson	1,884,855	0.7
52	Laboratory Corp. of America Holdings	12,245	0.0
606 (1)	Lantheus Holdings, Inc.	30,882	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
311 (1)	LivaNova PLC	$17,273	0.0
52 (1)	Masimo Corp.	7,693	0.0
1,059	McKesson Corp.	397,252	0.1
285 (1)	Medpace Holdings, Inc.	60,537	0.0
4,908	Medtronic PLC	381,450	0.1
4,318	Merck & Co., Inc.	479,082	0.2
154 (1)	Mettler Toledo International, Inc.	222,599	0.1
146 (1)	Molina Healthcare, Inc.	48,212	0.0
2,500 (1)	Neurocrine Biosciences, Inc.	298,600	0.1
1,461	Novartis AG	132,217	0.1
2,202	Novo Nordisk A/S	299,066	0.1
3,400	Olympus Corp.	59,968	0.0
322 (1)	Omnicell, Inc.	16,235	0.0
5,000	Ono Pharmaceutical Co., Ltd.	116,868	0.0
866 (1)	Option Care Health, Inc.	26,058	0.0
1,400	Otsuka Holdings Co. Ltd.	45,658	0.0
1,618	Patterson Cos., Inc.	45,353	0.0
214	Perrigo Co. PLC	7,295	0.0
20,011	Pfizer, Inc.	1,025,364	0.4
1,233 (1)	Progyny, Inc.	38,408	0.0
2,465 (1)	QIAGEN NV	123,916	0.1
358 (1)	QuidelOrtho Corp.	30,670	0.0
698 (1)	Regeneron Pharmaceuticals, Inc.	503,600	0.2
44 (1)	Repligen Corp.	7,450	0.0
1,305	Roche Holding AG-GENUSSCHEIN	410,080	0.1
1,508	Sanofi	145,411	0.1
54	Sartorius Stedim Biotech	17,548	0.0
590 (1)	Seagen, Inc.	75,821	0.0
606 (1)	Shockwave Medical, Inc.	124,600	0.1
6,080	Sonic Healthcare Ltd.	123,734	0.1
425	Sonova Holding AG - Reg	100,937	0.0
526 (1)	Staar Surgical Co.	25,532	0.0
767 (1)	Swedish Orphan Biovitrum AB	15,875	0.0
335 (1)	Syneos Health, Inc.	12,288	0.0
3,700	Takeda Pharmaceutical Co., Ltd.	115,613	0.0
833 (1)	Tandem Diabetes Care, Inc.	37,443	0.0
1,114	Thermo Fisher Scientific, Inc.	613,469	0.2
813	UCB S.A.	64,059	0.0
230 (1)	United Therapeutics Corp.	63,961	0.0
2,625	UnitedHealth Group, Inc.	1,391,722	0.5
1,303 (1)	Veeva Systems, Inc.	210,278	0.1
1,864 (1)	Vertex Pharmaceuticals, Inc.	538,286	0.2
		17,982,827	6.2
	Industrials: 4.1%
537	3M Co.	64,397	0.0
3,826	ACS Actividades de Construccion y Servicios SA	109,475	0.1
1,629	Acuity Brands, Inc.	269,779	0.1

See Accompanying Notes to Financial Statements
53

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
7,014	AECOM	$595,699	0.2
340	AGCO Corp.	47,155	0.0
2,009	Alfa Laval AB	58,115	0.0
35	AP Moller - Maersk A/S - Class B	78,351	0.0
473 (1)	ASGN, Inc.	38,540	0.0
7,461	Atlas Copco AB - A Shares	88,401	0.0
32,006	Aurizon Holdings Ltd.	81,085	0.0
223 (1)	Avis Budget Group, Inc.	36,556	0.0
112 (1)	Axon Enterprise, Inc.	18,584	0.0
3,009	BAE Systems PLC	31,078	0.0
729	Brenntag SE	46,492	0.0
1,269 (1)	Builders FirstSource, Inc.	82,333	0.0
35 (1)	CACI International, Inc.	10,521	0.0
106	Carlisle Cos., Inc.	24,979	0.0
258	Caterpillar, Inc.	61,806	0.0
74 (1)	Chart Industries, Inc.	8,527	0.0
3,133	Cie de Saint-Gobain	153,268	0.1
4,500	CK Hutchison Holdings Ltd.	26,959	0.0
449 (1)	Clean Harbors, Inc.	51,240	0.0
5,013	CNH Industrial NV	80,418	0.0
2,937 (1)	Copa Holdings S.A.- Class A	244,270	0.1
10,184 (1)	Copart, Inc.	620,104	0.2
106 (1)	CoStar Group, Inc.	8,192	0.0
7,091	CSX Corp.	219,679	0.1
34	Curtiss-Wright Corp.	5,678	0.0
1,693	DCC PLC	83,249	0.0
3,965	Deutsche Post AG	148,396	0.1
832	Donaldson Co., Inc.	48,980	0.0
373 (1)	Driven Brands Holdings, Inc.	10,187	0.0
1,202	Dun & Bradstreet Holdings, Inc.	14,736	0.0
628	Eiffage SA	61,773	0.0
6,778	Emerson Electric Co.	651,095	0.2
2,383	Experian PLC	80,709	0.0
1,054	Flowserve Corp.	32,337	0.0
1,431 (1)	Fluor Corp.	49,598	0.0
10,102	Fortive Corp.	649,053	0.2
176 (1)	FTI Consulting, Inc.	27,949	0.0
1,264 (1)	Gates Industrial Corp. PLC	14,422	0.0
2,266	GEA Group AG	92,152	0.0
8,382	General Electric Co.	702,328	0.3
818	Graco, Inc.	55,019	0.0
653 (1)	Hayward Holdings, Inc.	6,138	0.0
354	Hubbell, Inc.	83,077	0.0
5,951	Ingersoll Rand, Inc.	310,940	0.1
369	Insperity, Inc.	41,918	0.0
2,200	Jardine Matheson Holdings Ltd.	111,980	0.1
3,909 (1)	JetBlue Airways Corp.	25,330	0.0
6,534	Johnson Controls International plc	418,176	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
214	KBR, Inc.	$11,299	0.0
10,700	Keppel Corp., Ltd.	58,028	0.0
584	Knight-Swift Transportation Holdings, Inc.	30,607	0.0
882	Legrand S.A.	70,720	0.0
4,900	Lixil Corp.	73,873	0.0
70	Manpowergroup, Inc.	5,825	0.0
572 (1)	Mastec, Inc.	48,809	0.0
140 (1)	Middleby Corp.	18,746	0.0
5,300	Mitsubishi Electric Corp.	52,517	0.0
2,000	NGK Insulators Ltd.	25,355	0.0
1,000	Nihon M&A Center Holdings, Inc.	12,305	0.0
1,876	nVent Electric PLC	72,170	0.0
1,076	Owens Corning, Inc.	91,783	0.0
1,821	Parker Hannifin Corp.	529,911	0.2
4,325	Pentair PLC	194,538	0.1
2,500	Recruit Holdings Co. Ltd.	78,255	0.0
2,568	Regal Rexnord Corp.	308,109	0.1
1,441	Robert Half International, Inc.	106,389	0.1
28	Rockwell Automation, Inc.	7,212	0.0
347 (1)	RXO, Inc.	5,968	0.0
446	Ryder System, Inc.	37,272	0.0
541 (1)	Saia, Inc.	113,437	0.1
2,300	Secom Co., Ltd.	131,233	0.1
2,148	Sensata Technologies Holding PLC	86,736	0.0
1,818	Siemens AG	250,613	0.1
27,800 (3)	Singapore Airlines Ltd.	114,783	0.1
28,000	SITC International Holdings Co. Ltd.	62,060	0.0
1,747	SKF AB - B Shares	26,683	0.0
5,709	Smiths Group PLC	109,568	0.1
4,389 (1)	Southwest Airlines Co.	147,778	0.1
279 (1)	SunPower Corp.	5,030	0.0
240 (1)	Sunrun, Inc.	5,765	0.0
1,039	Terex Corp.	44,386	0.0
85	Tetra Tech, Inc.	12,341	0.0
1,670	Textron, Inc.	118,236	0.1
1,085	Timken Co.	76,677	0.0
122	Toro Co.	13,810	0.0
600	Toyota Industries Corp.	32,595	0.0
485	Trane Technologies PLC	81,524	0.0
290 (1)	Trex Co., Inc.	12,276	0.0
6,753	U-Haul Holding Co.	406,463	0.2
1,261 (1)	United Rentals, Inc.	448,185	0.2
1,985 (1)	Univar Solutions, Inc.	63,123	0.0
7,252	Volvo AB - B Shares	130,997	0.1
57	Watsco, Inc.	14,216	0.0
793	Watts Water Technologies, Inc.	115,960	0.1
3,976	Westinghouse Air Brake Technologies Corp.	396,844	0.1

See Accompanying Notes to Financial Statements
54

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
221 (1)	WillScot Mobile Mini Holdings Corp.	$9,983	0.0
524	Wolters Kluwer NV	54,829	0.0
581	Woodward, Inc.	56,130	0.0
399	WW Grainger, Inc.	221,944	0.1
516 (3)	ZIM Integrated Shipping Services Ltd.	8,870	0.0
		12,093,989	4.1
	Information Technology: 9.3%
2,714	Accenture PLC	724,204	0.3
1,742 (1)	ACI Worldwide, Inc.	40,066	0.0
2,086 (1)	Adobe, Inc.	702,002	0.3
34 (1)(2)	Adyen NV	47,200	0.0
7,849 (1)	Allegro MicroSystems, Inc.	235,627	0.1
6,486	Amdocs Ltd.	589,577	0.2
38,853	Apple, Inc.	5,048,170	1.7
5,474	Applied Materials, Inc.	533,058	0.2
625 (1)	Arrow Electronics, Inc.	65,356	0.0
269	ASM International NV	68,254	0.0
501	ASML Holding NV	273,170	0.1
78 (1)	Aspen Technology, Inc.	16,021	0.0
790 (1)	Autodesk, Inc.	147,627	0.1
2,407	Automatic Data Processing, Inc.	574,936	0.2
1,381	Avnet, Inc.	57,422	0.0
81	Broadcom, Inc.	45,290	0.0
720 (1)	Cadence Design Systems, Inc.	115,661	0.0
1,342 (1)	Calix, Inc.	91,833	0.0
712	Capgemini SE	119,029	0.1
1,014 (1)	Check Point Software Technologies	127,926	0.1
117 (1)	Ciena Corp.	5,965	0.0
224 (1)	Cirrus Logic, Inc.	16,684	0.0
21,736	Cisco Systems, Inc.	1,035,503	0.4
882	Cognex Corp.	41,551	0.0
7,188	Cognizant Technology Solutions Corp.	411,082	0.2
841 (1)	Coherent Corp.	29,519	0.0
124 (1)	Commvault Systems, Inc.	7,792	0.0
1,064	Computershare Ltd.	18,744	0.0
131	Concentrix Corp.	17,444	0.0
257 (1)	CyberArk Software Ltd.	33,320	0.0
503	Dassault Systemes SE	18,088	0.0
13,938 (1)	Dropbox, Inc.	311,932	0.1
1,121 (1)	Dynatrace, Inc.	42,934	0.0
823	Edenred	44,792	0.0
135 (1)	EPAM Systems, Inc.	44,245	0.0
68 (1)	Euronet Worldwide, Inc.	6,418	0.0
208 (1)	ExlService Holdings, Inc.	35,241	0.0
2,496 (1)	F5, Inc.	358,201	0.1
97 (1)	Fair Isaac Corp.	58,062	0.0
7,047	Genpact Ltd.	326,417	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
3,242	Halma PLC	$77,208	0.1
400	Hirose Electric Co., Ltd.	50,169	0.0
361 (1)	HubSpot, Inc.	104,376	0.0
83	Jabil, Inc.	5,661	0.0
2,009	Jack Henry & Associates, Inc.	352,700	0.1
6,925	Juniper Networks, Inc.	221,323	0.1
3,287 (1)	Keysight Technologies, Inc.	562,307	0.2
1,193	KLA Corp.	449,797	0.2
577	Lam Research Corp.	242,513	0.1
1,216 (1)	Lattice Semiconductor Corp.	78,894	0.0
498 (1)	Lumentum Holdings, Inc.	25,981	0.0
448 (1)	MACOM Technology Solutions Holdings, Inc.	28,215	0.0
1,693	Mastercard, Inc. - Class A	588,707	0.2
733	MAXIMUS, Inc.	53,751	0.0
18,442	Microsoft Corp.	4,422,760	1.5
317	MKS Instruments, Inc.	26,859	0.0
695	Monolithic Power Systems, Inc.	245,759	0.1
1,324	National Instruments Corp.	48,856	0.0
300	NEC Corp.	10,521	0.0
1,440	NetApp, Inc.	86,486	0.0
6,506	Nokia OYJ - Finland	30,225	0.0
8,579	Nvidia Corp.	1,253,735	0.4
9,449 (1)	Palantir Technologies, Inc.	60,663	0.0
2,006 (1)	Palo Alto Networks, Inc.	279,917	0.1
1,048 (1)	Paycom Software, Inc.	325,205	0.1
300 (1)	Paylocity Holding Corp.	58,278	0.0
2,557 (1)	PayPal Holdings, Inc.	182,110	0.1
11,923 (1)	Pure Storage, Inc. - Class A	319,059	0.1
3,762	Qualcomm, Inc.	413,594	0.2
2,425 (1)	Qualys, Inc.	272,158	0.1
4,500 (1)	Renesas Electronics Corp.	39,772	0.0
1,400	Rohm Co., Ltd.	100,365	0.1
4,604 (1)	Salesforce, Inc.	610,444	0.2
105	SAP SE	10,840	0.0
1,244 (1)	ServiceNow, Inc.	483,008	0.2
2,600	Shimadzu Corp.	73,606	0.0
142 (1)	Silicon Laboratories, Inc.	19,265	0.0
251 (1)	SolarEdge Technologies, Inc.	71,101	0.0
141 (1)	Synaptics, Inc.	13,418	0.0
10,416	Telefonaktiebolaget LM Ericsson	61,032	0.0
2,425	Teradyne, Inc.	211,824	0.1
13,537	The Sage Group PLC	121,897	0.1
2,940	Universal Display Corp.	317,638	0.1
5,400	Venture Corp. Ltd.	68,829	0.0
5,127	Visa, Inc. - Class A	1,065,186	0.4
1,481	WiseTech Global Ltd.	50,935	0.0
431 (1)	Wix.com Ltd.	33,114	0.0
209 (1)	Wolfspeed, Inc.	14,429	0.0

See Accompanying Notes to Financial Statements
55

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
1,586 (1)	Workday, Inc.	$265,385	0.1
874 (1)	Xero Ltd.	41,676	0.0
900	Yokogawa Electric Corp.	14,284	0.0
		27,052,198	9.3
	Materials: 1.6%
127	Air Liquide SA	18,026	0.0
800	Air Products & Chemicals, Inc.	246,608	0.1
1,061	Alcoa Corp.	48,244	0.0
3,000	Anglo American PLC	117,480	0.1
127	Aptargroup, Inc.	13,967	0.0
832	ArcelorMittal SA	21,950	0.0
504	Arkema SA	45,332	0.0
549	Ashland, Inc.	59,034	0.0
1,335	Avient Corp.	45,070	0.0
1,952	BASF SE	96,113	0.0
182	Berry Global Group, Inc.	10,998	0.0
7,484	BHP Group Ltd. Australian	231,832	0.1
4,506	BlueScope Steel Ltd.	51,356	0.0
1,114 (1)	Cleveland-Cliffs, Inc.	17,946	0.0
3,810	CRH PLC	151,524	0.1
2,784	Dow, Inc.	140,286	0.1
401	Eagle Materials, Inc.	53,273	0.0
1,959	Ecolab, Inc.	285,152	0.1
2,292	FMC Corp.	286,042	0.1
2,343	Freeport-McMoRan, Inc.	89,034	0.0
10	Givaudan	30,629	0.0
1,814	HeidelbergCement AG	102,790	0.1
2,503	Holcim AG	129,564	0.1
6,398	IGO Ltd.	58,525	0.0
1,749 (1)	Ingevity Corp.	123,200	0.1
1,143	Linde PLC	372,824	0.1
864	Louisiana-Pacific Corp.	51,149	0.0
205 (1)	MP Materials Corp.	4,977	0.0
1,000	Nippon Sanso Holdings Corp.	14,485	0.0
1,600	Nissan Chemical Corp.	69,772	0.0
1,700	Nitto Denko Corp.	97,911	0.0
838	Nucor Corp.	110,457	0.1
812	Reliance Steel & Aluminum Co.	164,381	0.1
2,672	Rio Tinto Ltd.	210,889	0.1
257	Royal Gold, Inc.	28,969	0.0
873	RPM International, Inc.	85,074	0.0
479	Sealed Air Corp.	23,892	0.0
307	Sherwin-Williams Co.	72,860	0.0
403	Sika AG	96,882	0.0
1,903	Smurfit Kappa PLC	70,526	0.0
7,358	South32 Ltd. - AUD	20,173	0.0
441	Steel Dynamics, Inc.	43,086	0.0
22,100	Sumitomo Chemical Co., Ltd.	79,242	0.0
268	Symrise AG	29,106	0.0
2,112	United States Steel Corp.	52,906	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
247	Valvoline, Inc.	$8,064	0.0
11,243	WestRock Co.	395,304	0.2
		4,576,904	1.6
	Real Estate: 1.3%
9,306	British Land Co. PLC	44,183	0.0
734	Brixmor Property Group, Inc.	16,640	0.0
4,575 (1)	CBRE Group, Inc.	352,092	0.1
5,500	CK Asset Holdings Ltd.	33,732	0.0
510	Cousins Properties, Inc.	12,898	0.0
1,038	Crown Castle, Inc.	140,794	0.1
2,247	CubeSmart	90,442	0.0
4,400	Daiwa House Industry Co., Ltd.	101,360	0.1
13,941	Dexus	73,191	0.0
2,039	Digital Realty Trust, Inc.	204,451	0.1
48	EastGroup Properties, Inc.	7,107	0.0
1,557	First Industrial Realty Trust, Inc.	75,141	0.0
117	Gecina S.A.	11,920	0.0
10,705	Highwoods Properties, Inc.	299,526	0.1
6,622	Host Hotels & Resorts, Inc.	106,283	0.0
1,175	Independence Realty Trust, Inc.	19,810	0.0
4,752	Iron Mountain, Inc.	236,887	0.1
441 (1)	Jones Lang LaSalle, Inc.	70,282	0.0
8,619	Kilroy Realty Corp.	333,297	0.1
1,529	Kite Realty Group Trust	32,185	0.0
1,716	Lamar Advertising Co.	161,990	0.1
432	Life Storage, Inc.	42,552	0.0
1,030	Mid-America Apartment Communities, Inc.	161,700	0.1
1,700	Mitsubishi Estate Co., Ltd.	22,021	0.0
1,100	Mitsui Fudosan Co., Ltd.	20,105	0.0
1,984	National Retail Properties, Inc.	90,788	0.0
863	National Storage Affiliates Trust	31,172	0.0
5,000	Nomura Real Estate Holdings, Inc.	106,914	0.1
4,243	Physicians Realty Trust	61,396	0.0
6,164	ProLogis, Inc.	694,868	0.3
110	Rexford Industrial Realty, Inc.	6,010	0.0
9,374	Segro PLC	86,356	0.0
140	Spirit Realty Capital, Inc.	5,590	0.0
		3,753,683	1.3
	Utilities: 1.3%
3,636	Atmos Energy Corp.	407,487	0.1
760	Black Hills Corp.	53,459	0.0
1,050	Consolidated Edison, Inc.	100,076	0.0
1,281	DTE Energy Co.	150,556	0.1
8,054	E.ON AG	80,073	0.0
3,899	Edison International	248,054	0.1

See Accompanying Notes to Financial Statements
56

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
1,921	EDP - Energias de Portugal SA	$9,576	0.0
23,145	Enel S.p.A.	124,477	0.1
3,577	Engie SA	51,173	0.0
158	Essential Utilities, Inc.	7,541	0.0
7,174	National Fuel Gas Co.	454,114	0.2
3,577	NextEra Energy, Inc.	299,037	0.1
12,153	NiSource, Inc.	333,235	0.1
751	OGE Energy Corp.	29,702	0.0
3,566	ONE Gas, Inc.	270,018	0.1
4,138	Origin Energy Ltd.	21,658	0.0
20,000	Power Assets Holdings Ltd.	109,309	0.0
2,356	PPL Corp.	68,842	0.0
2,534	Red Electrica Corp. SA	44,061	0.0
4,663	Sempra Energy	720,620	0.3
24,037	Snam SpA	116,551	0.1
578	Southwest Gas Holdings, Inc.	35,767	0.0
932	SSE PLC	19,168	0.0
5,300	Tokyo Gas Co., Ltd.	103,773	0.0
677	UGI Corp.	25,096	0.0
3,321	Vistra Corp.	77,047	0.0
		3,960,470	1.3
	Total Common Stock (Cost $114,509,607)	118,637,728	40.6
EXCHANGE-TRADED FUNDS: 23.7%
56,288	iShares 20+ Year Treasury Bond ETF	5,604,033	1.9
145,349	iShares Core S&P 500 ETF	55,844,539	19.1
466	iShares Core S&P Mid-Cap ETF	112,721	0.1
45,775	iShares Core U.S. Aggregate Bond ETF	4,439,717	1.5
1,209	iShares MSCI EAFE ETF	79,359	0.0
56,346	Schwab U.S. TIPS ETF	2,918,159	1.0
490	SPDR S&P 500 ETF Trust	187,391	0.1
	Total Exchange-Traded Funds (Cost $72,173,672)	69,185,919	23.7
MUTUAL FUNDS: 8.0%
	Affiliated Investment Companies: 8.0%
553,496	Voya High Yield Bond Fund - Class P	3,636,470	1.2
1,203,921	Voya Short Term Bond Fund - Class R6	11,088,112	3.8
87,717 (1)	Voya Small Cap Growth Fund - Class R6	2,888,514	1.0
457,988	Voya Small Company Fund - Class R6	5,857,662	2.0
	Total Mutual Funds (Cost $25,008,970)	23,470,758	8.0
PREFERRED STOCK: 0.0%
	Consumer Discretionary: 0.0%
874	Porsche AG	47,664	0.0
Shares		Value	Percentage of Net Assets
PREFERRED STOCK (continued)
	Consumer Discretionary (continued)
637	Volkswagen AG	$79,020	0.0
	Total Preferred Stock (Cost $209,324)	126,684	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 7.5%
	Basic Materials: 0.1%
10,000 (2)	Anglo American Capital PLC, 3.625%, 09/11/2024	9,682	0.0
12,000 (2)	Anglo American Capital PLC, 5.625%, 04/01/2030	11,942	0.0
55,000	Dow Chemical Co., 4.375%, 11/15/2042	45,778	0.1
17,000 (3)	Dow Chemical Co/The, 6.300%, 03/15/2033	17,939	0.0
18,000	Dow Chemical Co/The, 6.900%, 05/15/2053	19,652	0.0
31,000	Mosaic Co/The, 5.450%, 11/15/2033	30,248	0.0
7,000	Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	4,664	0.0
21,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	17,632	0.0
15,000	Steel Dynamics, Inc., 2.400%, 06/15/2025	14,079	0.0
19,000	Teck Resources Ltd., 5.400%, 02/01/2043	16,957	0.0
		188,573	0.1
	Communications: 0.7%
56,000	Amazon.com, Inc., 2.100%, 05/12/2031	45,875	0.0
131,000	Amazon.com, Inc., 2.875%, 05/12/2041	98,272	0.1
40,000 (3)	Amazon.com, Inc., 3.600%, 04/13/2032	36,723	0.0
19,000	Amazon.com, Inc., 3.950%, 04/13/2052	15,831	0.0
31,000	Amazon.com, Inc., 4.100%, 04/13/2062	25,770	0.0
37,000	Amazon.com, Inc., 4.550%, 12/01/2027	36,945	0.0
49,000	Amazon.com, Inc., 4.700%, 12/01/2032	48,661	0.0
42,000	AT&T, Inc., 2.550%, 12/01/2033	32,401	0.0
120,000	AT&T, Inc., 3.500%, 06/01/2041	89,956	0.1
8,000	AT&T, Inc., 3.550%, 09/15/2055	5,374	0.0

See Accompanying Notes to Financial Statements
57

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
73,000	AT&T, Inc., 3.650%, 09/15/2059	$49,198	0.0
10,000	AT&T, Inc., 4.500%, 05/15/2035	9,126	0.0
21,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	16,941	0.0
25,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	14,547	0.0
14,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.900%, 06/01/2052	8,841	0.0
6,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	4,379	0.0
35,000	Comcast Corp., 2.650%, 02/01/2030	30,359	0.0
32,000	Comcast Corp., 2.887%, 11/01/2051	20,696	0.0
87,000	Comcast Corp., 3.900%, 03/01/2038	75,318	0.0
78,000	Comcast Corp., 3.950%, 10/15/2025	76,469	0.1
40,000	Comcast Corp., 3.999%, 11/01/2049	31,761	0.0
20,000	Comcast Corp., 5.350%, 11/15/2027	20,461	0.0
33,000	Comcast Corp., 5.500%, 11/15/2032	34,516	0.0
13,000	Corning, Inc., 5.450%, 11/15/2079	11,293	0.0
56,000	Discovery Communications LLC, 4.000%, 09/15/2055	33,846	0.0
73,000	Fox Corp., 3.500%, 04/08/2030	64,847	0.0
9,000	Interpublic Group of Cos., Inc., 4.200%, 04/15/2024	8,837	0.0
26,000	Meta Platforms, Inc., 3.500%, 08/15/2027	24,276	0.0
70,000	Meta Platforms, Inc., 3.850%, 08/15/2032	61,796	0.0
45,000	Meta Platforms, Inc., 4.450%, 08/15/2052	35,993	0.0
71,000	Meta Platforms, Inc., 4.650%, 08/15/2062	57,343	0.0
200,000 (2)	NBN Co. Ltd., 1.625%, 01/08/2027	172,907	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
22,000	Paramount Global, 4.375%, 03/15/2043	$15,223	0.0
49,000 (3)	Paramount Global, 4.950%, 05/19/2050	35,834	0.0
5,000	Paramount Global, 5.250%, 04/01/2044	3,860	0.0
19,000	Paramount Global, 5.850%, 09/01/2043	15,850	0.0
15,000 (2)	Rogers Communications, Inc., 3.800%, 03/15/2032	12,985	0.0
12,000 (2)	Rogers Communications, Inc., 4.550%, 03/15/2052	9,359	0.0
28,000	Time Warner Cable LLC, 5.500%, 09/01/2041	23,342	0.0
25,000	Time Warner Cable LLC, 5.875%, 11/15/2040	21,876	0.0
143,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	123,056	0.1
20,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	16,958	0.0
17,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	14,717	0.0
284,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	257,918	0.1
2,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	1,654	0.0
97,000	Verizon Communications, Inc., 2.355%, 03/15/2032	77,149	0.1
10,000	Verizon Communications, Inc., 2.987%, 10/30/2056	6,145	0.0
18,000	Verizon Communications, Inc., 3.400%, 03/22/2041	13,605	0.0
38,000	Verizon Communications, Inc., 3.700%, 03/22/2061	26,693	0.0
5,000	Verizon Communications, Inc., 4.400%, 11/01/2034	4,609	0.0
4,000	Verizon Communications, Inc., 4.750%, 11/01/2041	3,665	0.0
80,000	Verizon Communications, Inc., 4.812%, 03/15/2039	73,613	0.0
31,000	Vodafone Group PLC, 4.375%, 02/19/2043	24,945	0.0
13,000	Vodafone Group PLC, 5.125%, 06/19/2059	11,184	0.0
		2,093,798	0.7
	Consumer, Cyclical: 0.3%
1,686 (2)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	1,608	0.0

See Accompanying Notes to Financial Statements
58

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
3,460	American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 03/22/2029	$3,111	0.0
2,143	American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	1,917	0.0
1,439	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	1,251	0.0
8,321	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	7,203	0.0
10,063	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	8,560	0.0
8,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	7,532	0.0
17,000 (3)	General Motors Co., 6.125%, 10/01/2025	17,319	0.0
95,000	General Motors Financial Co., Inc., 2.350%, 02/26/2027	83,098	0.1
25,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	24,520	0.0
25,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	23,791	0.0
56,000	General Motors Financial Co., Inc., 5.000%, 04/09/2027	54,331	0.0
21,000	Hasbro, Inc., 3.000%, 11/19/2024	20,191	0.0
19,000	Hasbro, Inc., 3.550%, 11/19/2026	17,843	0.0
37,000	Home Depot, Inc./The, 4.500%, 09/15/2032	36,244	0.0
49,000	Home Depot, Inc./The, 4.950%, 09/15/2052	47,332	0.0
32,000	Lowe’s Cos, Inc., 4.250%, 04/01/2052	25,530	0.0
19,000	Lowe’s Cos, Inc., 4.450%, 04/01/2062	14,869	0.0
24,299 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	24,212	0.0
20,000	Target Corp., 2.950%, 01/15/2052	13,814	0.0
39,000	Target Corp., 4.500%, 09/15/2032	37,974	0.0
16,000	Toyota Motor Credit Corp., 1.900%, 01/13/2027	14,300	0.0
21,000 (3)	Toyota Motor Credit Corp., 4.450%, 06/29/2029	20,608	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
53,000	Toyota Motor Credit Corp., 4.550%, 09/20/2027	$52,361	0.0
12,778	United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	12,384	0.0
10,007	United Airlines 2014-1 Class A Pass Through Trust, 4.000%, 10/11/2027	9,312	0.0
12,507	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/2030	10,130	0.0
83,869	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	71,499	0.0
14,941	United Airlines 2019-2 Class A Pass Through Trust, 2.900%, 11/01/2029	12,023	0.0
110,654	United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/2029	109,252	0.1
51,470	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	49,831	0.0
27,000	Walmart, Inc., 4.500%, 09/09/2052	25,854	0.0
96,000 (2)	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	86,587	0.1
17,000 (2)	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	13,067	0.0
14,000 (2)	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	10,232	0.0
		969,690	0.3
	Consumer, Non-cyclical: 1.2%
28,000	AbbVie, Inc., 2.600%, 11/21/2024	26,807	0.0
12,000	AbbVie, Inc., 4.050%, 11/21/2039	10,322	0.0
54,000	AbbVie, Inc., 4.300%, 05/14/2036	48,826	0.0
33,000	AbbVie, Inc., 4.400%, 11/06/2042	28,776	0.0
53,000	AbbVie, Inc., 4.500%, 05/14/2035	49,284	0.0
7,000	AbbVie, Inc., 4.550%, 03/15/2035	6,571	0.0
30,000	AbbVie, Inc., 4.625%, 10/01/2042	26,784	0.0
42,000	Aetna, Inc., 2.800%, 06/15/2023	41,565	0.0
70,000	Aetna, Inc., 4.500%, 05/15/2042	60,729	0.1

See Accompanying Notes to Financial Statements
59

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
16,000	Aetna, Inc., 6.625%, 06/15/2036	$17,071	0.0
17,000 (2)(3)	Alcon Finance Corp., 5.375%, 12/06/2032	17,140	0.0
32,000	Altria Group, Inc., 2.450%, 02/04/2032	24,219	0.0
69,000	Altria Group, Inc., 3.700%, 02/04/2051	43,475	0.0
9,000	Altria Group, Inc., 4.800%, 02/14/2029	8,655	0.0
20,000	Altria Group, Inc., 5.800%, 02/14/2039	18,519	0.0
72,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	68,272	0.1
175,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	159,970	0.1
15,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	15,034	0.0
78,000	BAT Capital Corp., 2.259%, 03/25/2028	64,863	0.1
11,000	BAT Capital Corp., 2.726%, 03/25/2031	8,608	0.0
17,000	BAT Capital Corp., 3.734%, 09/25/2040	11,599	0.0
25,000	BAT Capital Corp., 4.390%, 08/15/2037	19,519	0.0
61,000	BAT International Finance PLC, 4.448%, 03/16/2028	56,603	0.0
40,000	Baxter International, Inc., 2.272%, 12/01/2028	34,188	0.0
92,000	Bristol-Myers Squibb Co., 3.700%, 03/15/2052	72,045	0.1
30,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	26,822	0.0
25,000 (2)	Cargill, Inc., 2.125%, 04/23/2030	20,641	0.0
42,000 (2)	Cargill, Inc., 2.125%, 11/10/2031	33,264	0.0
22,000 (2)	Cargill, Inc., 3.125%, 05/25/2051	15,260	0.0
22,000 (2)	Cargill, Inc., 4.375%, 04/22/2052	19,193	0.0
13,000 (2)	Cargill, Inc., 5.125%, 10/11/2032	13,064	0.0
64,000	Centene Corp., 3.000%, 10/15/2030	52,608	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
44,000	Cigna Corp., 3.400%, 03/15/2050	$31,388	0.0
150,000	Cigna Corp., 4.375%, 10/15/2028	144,969	0.1
64,000	Cigna Corp., 4.800%, 08/15/2038	59,660	0.0
42,000	Cigna Corp., 4.900%, 12/15/2048	38,064	0.0
52,000 (2)	CSL Finance PLC, 4.250%, 04/27/2032	49,113	0.0
23,000 (2)	CSL Finance PLC, 4.625%, 04/27/2042	20,608	0.0
40,000 (2)	CSL Finance PLC, 4.750%, 04/27/2052	36,357	0.0
17,000 (2)	CSL Finance PLC, 4.950%, 04/27/2062	15,137	0.0
30,000	CVS Health Corp., 2.700%, 08/21/2040	20,838	0.0
5,000	CVS Health Corp., 3.875%, 07/20/2025	4,884	0.0
7,000	CVS Health Corp., 4.125%, 04/01/2040	5,853	0.0
5,000	CVS Health Corp., 4.780%, 03/25/2038	4,575	0.0
45,000	CVS Health Corp., 5.050%, 03/25/2048	40,619	0.0
9,000	CVS Health Corp., 5.125%, 07/20/2045	8,247	0.0
101,000	Global Payments, Inc., 2.650%, 02/15/2025	95,105	0.1
54,000	Global Payments, Inc., 3.200%, 08/15/2029	46,014	0.0
18,000	Global Payments, Inc., 5.950%, 08/15/2052	16,364	0.0
16,000	HCA, Inc., 2.375%, 07/15/2031	12,494	0.0
27,000 (2)	HCA, Inc., 3.125%, 03/15/2027	24,587	0.0
15,000	HCA, Inc., 3.500%, 09/01/2030	12,972	0.0
177,000	HCA, Inc., 4.125%, 06/15/2029	161,955	0.1
38,000 (2)	HCA, Inc., 4.375%, 03/15/2042	30,423	0.0
200,000	HCA, Inc., 4.500%, 02/15/2027	193,053	0.1
22,000	HCA, Inc., 5.250%, 04/15/2025	21,891	0.0
18,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	16,554	0.0

See Accompanying Notes to Financial Statements
60

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
180,000	Humana, Inc., 1.350%, 02/03/2027	$155,880	0.1
8,000	Humana, Inc., 3.125%, 08/15/2029	7,029	0.0
35,000	Humana, Inc., 4.500%, 04/01/2025	34,606	0.0
16,000	Humana, Inc., 5.750%, 03/01/2028	16,366	0.0
28,000	Johnson & Johnson, 3.625%, 03/03/2037	24,987	0.0
75,000 (2)	Mars, Inc., 2.375%, 07/16/2040	51,101	0.0
30,000 (2)	Mars, Inc., 3.875%, 04/01/2039	25,584	0.0
15,000	Merck & Co., Inc., 2.750%, 12/10/2051	10,095	0.0
25,000	Mylan, Inc., 5.200%, 04/15/2048	18,712	0.0
12,000	PayPal Holdings, Inc., 2.300%, 06/01/2030	9,885	0.0
54,000 (3)	PayPal Holdings, Inc., 4.400%, 06/01/2032	50,986	0.0
109,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	99,657	0.1
22,000	Reynolds American, Inc., 5.700%, 08/15/2035	19,931	0.0
22,000	Reynolds American, Inc., 5.850%, 08/15/2045	18,830	0.0
6,000	Reynolds American, Inc., 6.150%, 09/15/2043	5,376	0.0
11,000	Royalty Pharma PLC, 1.200%, 09/02/2025	9,855	0.0
14,000	Royalty Pharma PLC, 1.750%, 09/02/2027	11,871	0.0
17,000 (3)	S&P Global, Inc., 1.250%, 08/15/2030	13,113	0.0
54,000 (2)	S&P Global, Inc., 2.700%, 03/01/2029	47,642	0.0
65,000 (2)	S&P Global, Inc., 2.900%, 03/01/2032	55,623	0.0
60,000 (2)	S&P Global, Inc., 3.700%, 03/01/2052	46,610	0.0
18,000 (3)	Thermo Fisher Scientific, Inc., 4.800%, 11/21/2027	18,090	0.0
120,000 (2)	Triton Container International Ltd., 2.050%, 04/15/2026	104,345	0.1
16,000 (2)	Triton Container International Ltd., 3.150%, 06/15/2031	12,471	0.0
15,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	10,941	0.0
4,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	3,022	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
19,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	$15,606	0.0
19,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	15,202	0.0
16,000	UnitedHealth Group, Inc., 4.750%, 05/15/2052	14,862	0.0
54,000	UnitedHealth Group, Inc., 5.300%, 02/15/2030	55,778	0.0
40,000	UnitedHealth Group, Inc., 5.350%, 02/15/2033	41,399	0.0
30,000	UnitedHealth Group, Inc., 5.875%, 02/15/2053	32,590	0.0
29,000	UnitedHealth Group, Inc., 6.050%, 02/15/2063	31,678	0.0
23,000	Utah Acquisition Sub, Inc., 5.250%, 06/15/2046	17,477	0.0
70,000	Viatris, Inc., 2.700%, 06/22/2030	54,877	0.0
80,000	Viatris, Inc., 3.850%, 06/22/2040	53,893	0.0
11,000	Viatris, Inc., 4.000%, 06/22/2050	6,815	0.0
		3,454,805	1.2
	Energy: 0.7%
18,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	16,158	0.0
17,000	BP Capital Markets America, Inc., 1.749%, 08/10/2030	13,592	0.0
15,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	9,945	0.0
26,000 (4)	BP Capital Markets PLC, 4.875%, 12/31/2199	22,831	0.0
10,000	Canadian Natural Resources Ltd., 6.750%, 02/01/2039	10,386	0.0
21,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	18,884	0.0
134,000	Coterra Energy, Inc., 3.900%, 05/15/2027	125,324	0.1
5,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	4,398	0.0
46,000	Diamondback Energy, Inc., 6.250%, 03/15/2033	46,832	0.0
42,000	Diamondback Energy, Inc., 6.250%, 03/15/2053	40,812	0.0
200,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	187,964	0.1
38,000 (4)	Enbridge, Inc., 5.750%, 07/15/2080	34,455	0.0
34,000 (4)	Enbridge, Inc., 7.375%, 01/15/2083	33,131	0.0

See Accompanying Notes to Financial Statements
61

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
34,000 (4)	Enbridge, Inc., 7.625%, 01/15/2083	$33,715	0.0
9,000	Energy Transfer L.P., 4.250%, 04/01/2024	8,842	0.0
3,000	Energy Transfer L.P., 4.900%, 03/15/2035	2,682	0.0
43,000	Energy Transfer L.P., 5.300%, 04/01/2044	36,484	0.0
112,000	Energy Transfer L.P., 5.300%, 04/15/2047	93,732	0.1
99,000	Energy Transfer L.P., 5.750%, 02/15/2033	97,048	0.1
55,000	Energy Transfer L.P., 5.800%, 06/15/2038	50,560	0.0
25,000 (3)	Enterprise Products Operating LLC, 3.750%, 02/15/2025	24,328	0.0
26,000 (4)	Enterprise Products Operating LLC, 7.630%, 08/16/2077	23,567	0.0
69,000	Kinder Morgan, Inc., 3.600%, 02/15/2051	47,827	0.0
18,000	Kinder Morgan, Inc., 5.550%, 06/01/2045	16,497	0.0
17,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	14,270	0.0
17,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	14,274	0.0
23,000	Marathon Petroleum Corp., 5.125%, 12/15/2026	22,891	0.0
20,000	MPLX L.P., 1.750%, 03/01/2026	17,850	0.0
49,000	MPLX L.P., 2.650%, 08/15/2030	39,820	0.0
55,000	MPLX L.P., 4.000%, 03/15/2028	51,254	0.0
5,000	MPLX L.P., 4.700%, 04/15/2048	3,968	0.0
7,000	MPLX L.P., 5.200%, 03/01/2047	5,973	0.0
14,000	MPLX L.P., 5.200%, 12/01/2047	11,974	0.0
17,000	MPLX L.P., 5.500%, 02/15/2049	15,022	0.0
16,000 (2)	Northern Natural Gas Co., 3.400%, 10/16/2051	10,861	0.0
9,000	ONEOK Partners L.P., 6.125%, 02/01/2041	8,528	0.0
24,000	ONEOK Partners L.P., 6.200%, 09/15/2043	22,894	0.0
8,000	ONEOK, Inc., 3.100%, 03/15/2030	6,722	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
10,000	ONEOK, Inc., 5.850%, 01/15/2026	$10,131	0.0
200,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	154,940	0.1
235,000	Petroleos Mexicanos, 6.700%, 02/16/2032	184,993	0.1
10,000	Phillips 66, 0.900%, 02/15/2024	9,562	0.0
16,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	13,908	0.0
17,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.800%, 09/15/2030	14,814	0.0
50,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	48,979	0.0
73,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	56,837	0.0
17,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	16,010	0.0
16,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	15,713	0.0
92,000 (2)	Santos Finance Ltd., 3.649%, 04/29/2031	73,213	0.1
63,000 (3)	Shell International Finance BV, 3.875%, 11/13/2028	60,800	0.0
32,000	Shell International Finance BV, 4.125%, 05/11/2035	29,786	0.0
13,000	Targa Resources Corp., 6.250%, 07/01/2052	12,335	0.0
41,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	37,076	0.0
30,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	29,191	0.0
19,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	17,314	0.0
		2,031,897	0.7
	Financial: 2.5%
2,000	Alleghany Corp., 3.250%, 08/15/2051	1,417	0.0
18,000	Alleghany Corp., 3.625%, 05/15/2030	16,738	0.0
2,000	Alleghany Corp., 4.900%, 09/15/2044	1,843	0.0
43,000 (4)	American Express Co., 4.420%, 08/03/2033	40,749	0.0
163,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	126,151	0.1

See Accompanying Notes to Financial Statements
62

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
27,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	$22,784	0.0
17,000	American Homes 4 Rent L.P., 4.300%, 04/15/2052	12,535	0.0
4,000	American International Group, Inc., 3.900%, 04/01/2026	3,880	0.0
27,000 (2)	Antares Holdings L.P., 2.750%, 01/15/2027	21,663	0.0
40,000	Assurant, Inc., 3.700%, 02/22/2030	33,962	0.0
22,000	Athene Holding Ltd., 6.650%, 02/01/2033	21,821	0.0
26,000	AvalonBay Communities, Inc., 5.000%, 02/15/2033	25,666	0.0
21,000 (2)	Aviation Capital Group LLC, 1.950%, 09/20/2026	17,816	0.0
4,000 (2)	Aviation Capital Group LLC, 3.500%, 11/01/2027	3,500	0.0
8,000 (2)(3)	Aviation Capital Group LLC, 3.875%, 05/01/2023	7,936	0.0
32,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	31,458	0.0
25,000 (2)	Avolon Holdings Funding Ltd., 2.528%, 11/18/2027	20,019	0.0
16,000 (2)	Avolon Holdings Funding Ltd., 2.750%, 02/21/2028	12,868	0.0
34,000 (2)	Avolon Holdings Funding Ltd., 4.250%, 04/15/2026	30,861	0.0
200,000	Banco Santander SA, 2.746%, 05/28/2025	187,356	0.1
79,000 (4)	Bank of America Corp., 0.976%, 04/22/2025	74,106	0.0
36,000 (4)	Bank of America Corp., 1.197%, 10/24/2026	32,041	0.0
63,000 (4)	Bank of America Corp., 1.530%, 12/06/2025	58,150	0.0
248,000 (4)	Bank of America Corp., 1.734%, 07/22/2027	217,582	0.1
20,000 (4)	Bank of America Corp., 1.843%, 02/04/2025	19,184	0.0
40,000 (4)	Bank of America Corp., 2.087%, 06/14/2029	33,730	0.0
42,000 (4)	Bank of America Corp., 2.572%, 10/20/2032	32,999	0.0
22,000 (4)	Bank of America Corp., 2.676%, 06/19/2041	14,879	0.0
333,000 (4)	Bank of America Corp., 2.687%, 04/22/2032	267,327	0.1
80,000 (4)	Bank of America Corp., 3.593%, 07/21/2028	73,773	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
37,000 (4)	Bank of America Corp., 3.846%, 03/08/2037	$30,733	0.0
18,000 (4)	Bank of America Corp., 3.970%, 03/05/2029	16,641	0.0
7,000 (4)	Bank of America Corp., 4.083%, 03/20/2051	5,512	0.0
69,000 (4)	Bank of America Corp., 4.271%, 07/23/2029	64,473	0.0
56,000 (4)	Bank of America Corp., 4.571%, 04/27/2033	51,382	0.0
114,000 (4)	Bank of America Corp., 5.015%, 07/22/2033	108,567	0.1
27,000 (4)	Bank of America Corp., 6.204%, 11/10/2028	27,925	0.0
36,000 (4)	Bank of Montreal, 3.803%, 12/15/2032	31,757	0.0
56,000 (4)	Bank of New York Mellon Corp./The, 5.834%, 10/25/2033	58,230	0.0
128,000 (4)	Bank of Nova Scotia/The, 4.588%, 05/04/2037	109,562	0.1
21,000 (2)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	17,131	0.0
19,000 (2)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	14,004	0.0
41,000 (2)	Blackstone Holdings Finance Co. LLC, 2.850%, 08/05/2051	23,974	0.0
30,000 (2)	Blackstone Holdings Finance Co. LLC, 3.200%, 01/30/2052	19,266	0.0
60,000 (2)	Blackstone Holdings Finance Co. LLC, 6.200%, 04/22/2033	60,668	0.0
20,000	Blackstone Private Credit Fund, 4.000%, 01/15/2029	16,536	0.0
206,000 (2)	BPCE SA, 5.700%, 10/22/2023	204,513	0.1
29,000 (4)	Capital One Financial Corp., 1.878%, 11/02/2027	25,294	0.0
29,000 (4)	Capital One Financial Corp., 3.273%, 03/01/2030	24,850	0.0
24,000	CBRE Services, Inc., 2.500%, 04/01/2031	18,974	0.0
77,000	Chubb INA Holdings, Inc., 1.375%, 09/15/2030	59,948	0.0
19,000	CI Financial Corp., 4.100%, 06/15/2051	11,259	0.0
221,000 (4)	Citigroup, Inc., 1.462%, 06/09/2027	191,958	0.1
74,000 (2)	Corebridge Financial, Inc., 3.850%, 04/05/2029	67,553	0.0
46,000 (2)	Corebridge Financial, Inc., 3.900%, 04/05/2032	40,301	0.0

See Accompanying Notes to Financial Statements
63

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
102,000 (2)(4)	Corebridge Financial, Inc., 6.875%, 12/15/2052	$94,726	0.1
250,000 (2)(4)	Credit Suisse Group AG, 2.193%, 06/05/2026	213,725	0.1
30,000	CubeSmart L.P., 2.250%, 12/15/2028	24,781	0.0
50,000	Essex Portfolio L.P., 3.250%, 05/01/2023	49,627	0.0
11,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	11,784	0.0
7,000	Hartford Financial Services Group, Inc./The, 5.950%, 10/15/2036	7,002	0.0
74,000 (2)	Hartford Financial Services Group, Inc./The, 6.731%, (US0003M + 2.125%), 02/12/2067	62,133	0.0
400,000 (4)	HSBC Holdings PLC, 2.099%, 06/04/2026	364,348	0.1
400,000 (4)	HSBC Holdings PLC, 2.633%, 11/07/2025	375,929	0.1
84,000 (2)	Intact Financial Corp., 5.459%, 09/22/2032	83,135	0.0
24,000	Intercontinental Exchange, Inc., 2.650%, 09/15/2040	16,736	0.0
170,000	Intercontinental Exchange, Inc., 4.600%, 03/15/2033	163,070	0.1
70,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	58,011	0.0
55,000 (4)	JPMorgan Chase & Co., 0.969%, 06/23/2025	51,300	0.0
137,000 (4)	JPMorgan Chase & Co., 1.040%, 02/04/2027	119,319	0.1
46,000 (4)	JPMorgan Chase & Co., 1.470%, 09/22/2027	39,884	0.0
41,000 (4)	JPMorgan Chase & Co., 1.578%, 04/22/2027	36,072	0.0
39,000 (4)	JPMorgan Chase & Co., 2.069%, 06/01/2029	32,640	0.0
33,000 (4)	JPMorgan Chase & Co., 2.182%, 06/01/2028	28,904	0.0
168,000 (4)	JPMorgan Chase & Co., 2.545%, 11/08/2032	133,216	0.1
16,000 (4)	JPMorgan Chase & Co., 2.595%, 02/24/2026	15,055	0.0
57,000 (4)	JPMorgan Chase & Co., 2.947%, 02/24/2028	51,644	0.0
70,000 (4)	JPMorgan Chase & Co., 3.797%, 07/23/2024	69,320	0.0
18,000 (4)	JPMorgan Chase & Co., 4.912%, 07/25/2033	17,192	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
130,000 (4)	JPMorgan Chase & Co., 5.717%, 09/14/2033	$127,276	0.1
11,000	Kite Realty Group L.P., 4.000%, 10/01/2026	10,143	0.0
19,000 (2)	Liberty Mutual Group, Inc., 5.500%, 06/15/2052	17,145	0.0
56,000	Main Street Capital Corp., 3.000%, 07/14/2026	48,326	0.0
30,000	Main Street Capital Corp., 5.200%, 05/01/2024	29,586	0.0
35,000 (3)(4)	Morgan Stanley, 0.791%, 01/22/2025	33,126	0.0
54,000 (4)	Morgan Stanley, 1.512%, 07/20/2027	46,926	0.0
103,000 (4)	Morgan Stanley, 1.593%, 05/04/2027	90,475	0.1
234,000 (4)	Morgan Stanley, 2.188%, 04/28/2026	217,649	0.1
56,000 (4)	Morgan Stanley, 2.239%, 07/21/2032	43,097	0.0
18,000 (4)	Morgan Stanley, 2.475%, 01/21/2028	16,019	0.0
29,000 (4)	Morgan Stanley, 2.720%, 07/22/2025	27,742	0.0
32,000 (4)	Morgan Stanley, 2.802%, 01/25/2052	19,839	0.0
18,000 (4)	Morgan Stanley, 3.591%, 07/22/2028	16,539	0.0
45,000 (4)	Morgan Stanley, 3.737%, 04/24/2024	44,762	0.0
112,000	Morgan Stanley, 3.875%, 01/27/2026	108,547	0.1
100,000	Morgan Stanley, 4.000%, 07/23/2025	97,747	0.1
40,000 (4)	Morgan Stanley, 4.457%, 04/22/2039	35,272	0.0
107,000 (4)	Morgan Stanley, 5.297%, 04/20/2037	98,128	0.1
29,000 (4)	Morgan Stanley, 6.296%, 10/18/2028	29,988	0.0
214,000 (4)	Morgan Stanley, 6.342%, 10/18/2033	224,915	0.1
97,000	Northern Trust Corp., 6.125%, 11/02/2032	102,591	0.1
43,000 (2)	Northwestern Mutual Global Funding, 1.700%, 06/01/2028	36,414	0.0
36,000	Old Republic International Corp., 3.850%, 06/11/2051	24,842	0.0
150,000	ORIX Corp., 3.250%, 12/04/2024	144,570	0.1
101,000 (4)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	87,533	0.0

See Accompanying Notes to Financial Statements
64

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
15,000	Piedmont Operating Partnership L.P., 2.750%, 04/01/2032	$10,536	0.0
30,000	Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	29,488	0.0
19,000	Prologis L.P., 2.250%, 01/15/2032	15,110	0.0
15,000	Public Storage, 1.950%, 11/09/2028	12,824	0.0
8,000	Realty Income Corp., 3.950%, 08/15/2027	7,640	0.0
27,000	Realty Income Corp., 4.875%, 06/01/2026	26,886	0.0
17,000	Sabra Health Care L.P., 3.200%, 12/01/2031	12,688	0.0
11,000	Simon Property Group L.P., 1.750%, 02/01/2028	9,380	0.0
13,000	Simon Property Group L.P., 2.450%, 09/13/2029	10,881	0.0
40,000	Sun Communities Operating L.P., 4.200%, 04/15/2032	35,339	0.0
11,000 (4)	Truist Financial Corp., 1.267%, 03/02/2027	9,758	0.0
200,000 (2)(4)	UBS Group AG, 2.095%, 02/11/2032	151,030	0.1
55,000 (4)	US Bancorp, 5.850%, 10/21/2033	57,275	0.0
7,000	Ventas Realty L.P., 5.700%, 09/30/2043	6,409	0.0
29,000	Visa, Inc., 4.150%, 12/14/2035	27,504	0.0
8,000	Visa, Inc., 4.300%, 12/14/2045	7,346	0.0
18,000 (4)	Wells Fargo & Co., 2.164%, 02/11/2026	16,794	0.0
36,000 (4)	Wells Fargo & Co., 2.393%, 06/02/2028	31,827	0.0
81,000 (4)	Wells Fargo & Co., 2.406%, 10/30/2025	76,656	0.0
14,000 (4)	Wells Fargo & Co., 3.068%, 04/30/2041	10,038	0.0
24,000	XLIT Ltd., 5.500%, 03/31/2045	22,792	0.0
		7,252,756	2.5
	Industrial: 0.3%
31,000	Avnet, Inc., 5.500%, 06/01/2032	28,713	0.0
27,000	Berry Global, Inc., 0.950%, 02/15/2024	25,592	0.0
40,000	Berry Global, Inc., 1.650%, 01/15/2027	34,265	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
22,000	Boeing Co/The, 3.250%, 02/01/2028	$20,017	0.0
36,000	Boeing Co/The, 3.250%, 02/01/2035	27,486	0.0
5,000 (3)	Boeing Co/The, 3.625%, 02/01/2031	4,393	0.0
5,000	Boeing Co/The, 3.850%, 11/01/2048	3,454	0.0
35,000	Boeing Co/The, 4.875%, 05/01/2025	34,764	0.0
34,000	Boeing Co/The, 5.150%, 05/01/2030	33,255	0.0
19,000	Boeing Co/The, 5.805%, 05/01/2050	17,713	0.0
45,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	36,766	0.0
75,000	Burlington Northern Santa Fe LLC, 4.450%, 01/15/2053	67,057	0.1
38,000	CSX Corp., 4.500%, 11/15/2052	33,200	0.0
37,000	FedEx Corp., 3.900%, 02/01/2035	31,578	0.0
18,000	GE Capital Funding LLC, 4.400%, 05/15/2030	16,587	0.0
26,000	John Deere Capital Corp., 3.350%, 04/18/2029	24,082	0.0
25,000	John Deere Capital Corp., 4.350%, 09/15/2032	24,365	0.0
34,000	Lockheed Martin Corp., 5.700%, 11/15/2054	35,847	0.0
16,000	Lockheed Martin Corp., 5.900%, 11/15/2063	17,293	0.0
200,000 (2)	Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027	181,492	0.1
11,000	Norfolk Southern Corp., 4.100%, 05/15/2121	7,661	0.0
24,000 (2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/2025	21,141	0.0
40,000 (2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.700%, 06/15/2026	35,039	0.0
2,000	Raytheon Technologies Corp., 3.650%, 08/16/2023	1,983	0.0
34,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	31,025	0.0
51,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	46,104	0.0
30,000 (2)	Sealed Air Corp., 1.573%, 10/15/2026	25,944	0.0
76,000	Union Pacific Corp., 3.500%, 02/14/2053	57,462	0.1

See Accompanying Notes to Financial Statements
65

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
21,000	Union Pacific Corp., 5.150%, 01/20/2063	$20,314	0.0
29,000	Waste Connections, Inc., 4.200%, 01/15/2033	27,024	0.0
		971,616	0.3
	Technology: 0.6%
88,000 (3)	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	82,027	0.1
50,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	44,205	0.0
115,000	Apple, Inc., 2.650%, 02/08/2051	76,393	0.1
19,000	Apple, Inc., 2.850%, 08/05/2061	12,316	0.0
21,000 (3)	Apple, Inc., 3.350%, 08/08/2032	19,127	0.0
70,000	Apple, Inc., 3.750%, 09/12/2047	58,505	0.0
121,000	Apple, Inc., 3.950%, 08/08/2052	103,514	0.1
18,000	Apple, Inc., 4.100%, 08/08/2062	15,073	0.0
37,000 (2)	Broadcom, Inc., 4.926%, 05/15/2037	32,410	0.0
25,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	25,535	0.0
20,000	Fiserv, Inc., 2.750%, 07/01/2024	19,332	0.0
80,000 (3)	HP, Inc., 2.650%, 06/17/2031	62,516	0.0
12,000	HP, Inc., 4.000%, 04/15/2029	10,978	0.0
27,000 (3)	HP, Inc., 4.750%, 01/15/2028	26,244	0.0
18,000	Intel Corp., 3.100%, 02/15/2060	11,176	0.0
13,000	Intel Corp., 3.250%, 11/15/2049	8,905	0.0
75,000	Intel Corp., 4.600%, 03/25/2040	68,561	0.0
22,000	Intel Corp., 5.050%, 08/05/2062	19,427	0.0
38,000	International Business Machines Corp., 4.400%, 07/27/2032	36,371	0.0
37,000	International Business Machines Corp., 4.900%, 07/27/2052	33,836	0.0
64,000	KLA Corp., 4.950%, 07/15/2052	59,812	0.0
32,000	KLA Corp., 5.250%, 07/15/2062	30,938	0.0
21,000	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	17,159	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
54,000	Kyndryl Holdings, Inc., 2.700%, 10/15/2028	$40,611	0.0
18,000	Kyndryl Holdings, Inc., 3.150%, 10/15/2031	12,032	0.0
37,000	Microchip Technology, Inc., 2.670%, 09/01/2023	36,320	0.0
79,000	Microsoft Corp., 2.921%, 03/17/2052	56,301	0.0
31,000	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	30,861	0.0
13,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	8,150	0.0
14,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	12,130	0.0
100,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 4.300%, 06/18/2029	93,445	0.1
70,000	Oracle Corp., 2.300%, 03/25/2028	60,754	0.0
5,000	Oracle Corp., 3.600%, 04/01/2050	3,387	0.0
74,000	Oracle Corp., 3.650%, 03/25/2041	54,905	0.0
27,000	Oracle Corp., 3.800%, 11/15/2037	21,474	0.0
6,000	Oracle Corp., 3.850%, 07/15/2036	4,927	0.0
15,000	Oracle Corp., 3.950%, 03/25/2051	10,752	0.0
110,000	Oracle Corp., 4.300%, 07/08/2034	96,971	0.1
34,000	Oracle Corp., 6.150%, 11/09/2029	35,371	0.0
22,000	Oracle Corp., 6.900%, 11/09/2052	23,665	0.0
8,000 (3)	QUALCOMM, Inc., 5.400%, 05/20/2033	8,356	0.0
63,000	QUALCOMM, Inc., 6.000%, 05/20/2053	67,311	0.0
17,000	Roper Technologies, Inc., 1.400%, 09/15/2027	14,408	0.0
81,000	Salesforce, Inc., 2.700%, 07/15/2041	58,138	0.0
24,000	Texas Instruments, Inc., 3.650%, 08/16/2032	22,325	0.0
31,000	Texas Instruments, Inc., 4.100%, 08/16/2052	27,708	0.0
81,000	VMware, Inc., 1.400%, 08/15/2026	70,715	0.1
		1,745,377	0.6

See Accompanying Notes to Financial Statements
66

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: 1.1%
32,000 (2)	AEP Texas, Inc., 3.850%, 10/01/2025	$30,769	0.0
21,000	AES Corp./The, 1.375%, 01/15/2026	18,670	0.0
10,000 (2)	AES Corp./The, 3.950%, 07/15/2030	8,866	0.0
20,000	Alabama Power Co., 3.450%, 10/01/2049	14,502	0.0
74,000 (2)	Alliant Energy Finance LLC, 3.750%, 06/15/2023	73,501	0.1
26,000 (4)	American Electric Power Co., Inc., 3.875%, 02/15/2062	20,287	0.0
25,000 (2)	American Transmission Systems, Inc., 2.650%, 01/15/2032	20,583	0.0
28,000 (2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	25,572	0.0
14,000	Appalachian Power Co., 3.700%, 05/01/2050	10,262	0.0
55,000	Avangrid, Inc., 3.200%, 04/15/2025	52,607	0.0
28,000	Baltimore Gas and Electric Co., 2.250%, 06/15/2031	22,753	0.0
9,000	Black Hills Corp., 3.050%, 10/15/2029	7,655	0.0
40,000	Black Hills Corp., 4.250%, 11/30/2023	39,789	0.0
4,000	Black Hills Corp., 4.350%, 05/01/2033	3,531	0.0
25,000	CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	19,839	0.0
39,000 (2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	35,605	0.0
12,000 (4)	CMS Energy Corp., 3.750%, 12/01/2050	9,067	0.0
68,000 (4)	CMS Energy Corp., 4.750%, 06/01/2050	58,987	0.0
12,000	Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	11,830	0.0
53,000 (4)	Dominion Energy, Inc., 4.350%, 12/31/2199	44,782	0.0
25,000 (4)	Dominion Energy, Inc., 4.650%, 12/31/2199	22,000	0.0
50,000	Dominion Energy, Inc., 5.375%, 11/15/2032	49,716	0.0
10,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	8,373	0.0
6,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	4,684	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
81,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	$67,373	0.1
4,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	3,660	0.0
42,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	34,409	0.0
8,000	Duke Energy Florida LLC, 4.200%, 07/15/2048	6,746	0.0
20,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	21,413	0.0
195,000	Duke Energy Indiana LLC, 2.750%, 04/01/2050	123,268	0.1
11,000	Duke Energy Ohio, Inc., 2.125%, 06/01/2030	9,004	0.0
109,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	83,049	0.1
40,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	33,753	0.0
2,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	1,683	0.0
11,000 (2)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	8,741	0.0
78,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	47,370	0.0
9,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	6,295	0.0
25,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	20,587	0.0
24,000	Entergy Corp., 2.400%, 06/15/2031	19,122	0.0
7,000	Entergy Corp., 2.800%, 06/15/2030	5,929	0.0
100,000	Entergy Louisiana LLC, 2.900%, 03/15/2051	64,433	0.1
9,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	7,357	0.0
33,000	Entergy Texas, Inc., 4.000%, 03/30/2029	31,204	0.0
16,000	Evergy Metro, Inc., 2.250%, 06/01/2030	13,203	0.0
25,000	Eversource Energy, 1.400%, 08/15/2026	21,970	0.0
57,000	Eversource Energy, 2.900%, 03/01/2027	52,564	0.0
25,000	Georgia Power Co., 2.200%, 09/15/2024	23,857	0.0
33,000	Georgia Power Co., 5.750%, 04/15/2023	33,110	0.0
80,000	Interstate Power and Light Co., 3.250%, 12/01/2024	77,229	0.1
6,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	5,344	0.0

See Accompanying Notes to Financial Statements
67

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
8,000 (2)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	$6,481	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	48,349	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.700%, 04/01/2024	49,324	0.0
12,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	11,494	0.0
5,000	MidAmerican Energy Co., 4.400%, 10/15/2044	4,441	0.0
30,000	Mississippi Power Co., 4.250%, 03/15/2042	24,460	0.0
20,000 (2)	Monongahela Power Co., 3.550%, 05/15/2027	18,828	0.0
13,000 (2)	Narragansett Electric Co/The, 3.395%, 04/09/2030	11,646	0.0
41,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	34,232	0.0
31,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	25,585	0.0
38,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	35,207	0.0
43,000 (4)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	39,885	0.0
17,000 (3)	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	17,797	0.0
175,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	155,131	0.1
123,000	NextEra Energy Capital Holdings, Inc., 1.900%, 06/15/2028	105,234	0.1
18,000	NextEra Energy Capital Holdings, Inc., 2.440%, 01/15/2032	14,572	0.0
45,000 (4)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	36,725	0.0
38,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	37,509	0.0
100,000	NiSource, Inc., 0.950%, 08/15/2025	90,244	0.1
20,000	NiSource, Inc., 5.950%, 06/15/2041	20,322	0.0
16,000	NSTAR Electric Co., 1.950%, 08/15/2031	12,766	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
17,000	Oglethorpe Power Corp., 3.750%, 08/01/2050	$12,270	0.0
39,000 (2)	Oncor Electric Delivery Co. LLC, 4.550%, 09/15/2032	38,305	0.0
26,000	ONE Gas, Inc., 1.100%, 03/11/2024	24,943	0.0
13,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	9,092	0.0
28,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	19,956	0.0
17,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	12,715	0.0
61,000	PacifiCorp, 5.350%, 12/01/2053	60,750	0.0
5,000	PECO Energy Co., 3.700%, 09/15/2047	3,933	0.0
6,000	PECO Energy Co., 4.150%, 10/01/2044	5,128	0.0
200,000	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	192,459	0.1
75,000	PPL Electric Utilities Corp., 4.125%, 06/15/2044	63,011	0.1
11,000	Public Service Enterprise Group, Inc., 1.600%, 08/15/2030	8,554	0.0
59,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	47,303	0.0
42,000	Sempra Energy, 3.800%, 02/01/2038	34,599	0.0
65,000 (4)	Sempra Energy, 4.125%, 04/01/2052	50,651	0.0
24,000 (3)(4)	Sempra Energy, 4.875%, 12/31/2199	22,252	0.0
49,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	38,193	0.0
6,000	Southern California Edison Co., 4.050%, 03/15/2042	4,799	0.0
39,000 (4)	Southern Co/The, 3.750%, 09/15/2051	31,588	0.0
35,000 (4)	Southern Co/The, 4.000%, 01/15/2051	31,938	0.0
38,000	Southern Co/The, 5.113%, 08/01/2027	37,923	0.0
9,000	Southwest Gas Corp., 4.050%, 03/15/2032	7,927	0.0
36,000	Southwestern Electric Power Co., 1.650%, 03/15/2026	32,239	0.0
14,000	Tampa Electric Co., 4.350%, 05/15/2044	11,675	0.0
23,000	Tucson Electric Power Co., 1.500%, 08/01/2030	17,652	0.0

See Accompanying Notes to Financial Statements
68

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
17,000	Union Electric Co., 3.900%, 09/15/2042	$13,996	0.0
45,000 (2)	Vistra Operations Co. LLC, 5.125%, 05/13/2025	44,249	0.0
36,000	Washington Gas Light Co., 3.650%, 09/15/2049	26,304	0.0
31,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	26,346	0.0
26,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	22,060	0.0
10,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	10,008	0.0
14,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	14,175	0.0
23,000	Wisconsin Electric Power Co., 1.700%, 06/15/2028	19,629	0.0
26,000	Wisconsin Public Service Corp., 3.671%, 12/01/2042	19,800	0.0
		3,253,557	1.1
	Total Corporate Bonds/Notes (Cost $25,042,016)	21,962,069	7.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.6%
50,225	Alternative Loan Trust 2004-J7 MI, 4.179%, (US0001M + 1.020%), 10/25/2034	50,014	0.0
37,655	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	26,733	0.0
74,822	Alternative Loan Trust 2005-J2 1A12, 4.789%, (US0001M + 0.400%), 04/25/2035	58,630	0.0
15,275	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	7,782	0.0
76,522	Alternative Loan Trust 2006-19CB A12, 4.789%, (US0001M + 0.400%), 08/25/2036	38,978	0.0
23,307	Alternative Loan Trust 2007-23CB A3, 4.889%, (US0001M + 0.500%), 09/25/2037	10,568	0.0
100,437	Alternative Loan Trust 2007-2CB 2A1, 4.989%, (US0001M + 0.600%), 03/25/2037	47,409	0.0
600,000 (2)	Arroyo Mortgage Trust 2022-1 A3, 3.650%, 12/25/2056	458,319	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
22,358 (4)	Bear Stearns ALT-A Trust 2005-7 21A1, 3.899%, 09/25/2035	$18,201	0.0
38,668	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 4.579%, (US0001M + 0.190%), 01/25/2037	32,903	0.0
500,000 (2)	Bellemeade Re 2022-1 M1C Ltd., 7.628%, (SOFR30A + 3.700%), 01/26/2032	419,192	0.2
52,452 (4)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.412%, 03/25/2036	40,908	0.0
26,597 (4)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.871%, 09/25/2037	22,882	0.0
100,000 (2)	Connecticut Avenue Securities Trust 2020-R02 2B1, 7.389%, (US0001M + 3.000%), 01/25/2040	90,158	0.0
200,000 (2)	Connecticut Avenue Securities Trust 2021-R01 1M2, 5.478%, (SOFR30A + 1.550%), 10/25/2041	195,049	0.1
100,000 (2)	Connecticut Avenue Securities Trust 2022-R02 2B1, 8.428%, (SOFR30A + 4.500%), 01/25/2042	94,946	0.0
249,348	Fannie Mae 2011-113 CL, 4.000%, 11/25/2041	234,327	0.1
399,883	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	391,304	0.1
39,853	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 8.389%, (US0001M + 4.000%), 05/25/2025	40,084	0.0
6,697 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 6.689%, (US0001M + 2.300%), 08/25/2031	6,689	0.0
58,062 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 6.439%, (US0001M + 2.050%), 01/25/2040	57,698	0.0
154,355	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	150,853	0.1
140,182 (4)	Fannie Mae REMIC Trust 2009-50 HZ, 5.536%, 02/25/2049	140,308	0.1

See Accompanying Notes to Financial Statements
69

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
118,392	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	$116,357	0.1
87,564	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	84,300	0.0
179,482	Fannie Mae REMICS 2009-96 DB, 4.000%, 11/25/2029	174,938	0.1
53,763	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	53,509	0.0
36,048	Fannie Mae REMICS 2011-84 Z, 5.250%, 09/25/2041	35,612	0.0
67,704	Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	65,766	0.0
385,475	Fannie Mae REMICS 2018-11 BX, 4.000%, 12/25/2047	362,348	0.1
41,116	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	37,931	0.0
88,696 (2)(4)	Flagstar Mortgage Trust 2018-1 B3, 3.950%, 03/25/2048	74,712	0.0
270,927	Freddie Mac 4634 ZM, 5.000%, 11/15/2056	265,518	0.1
41,646	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	42,125	0.0
38,388	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	38,991	0.0
9,688	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	9,781	0.0
30,059	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	30,147	0.0
91,243	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	91,381	0.0
35,768	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	35,725	0.0
32,234 (4)	Freddie Mac REMIC Trust 3524 LA, 5.079%, 03/15/2033	30,935	0.0
34,104	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	34,052	0.0
6,025	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	5,897	0.0
211,582	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	196,665	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
575,714	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	$547,123	0.2
575,714	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	544,642	0.2
1,082,181	Freddie Mac REMICS 4136 ZG, 3.000%, 11/15/2042	963,108	0.3
530,137	Freddie Mac REMICS 4372 Z, 3.000%, 08/15/2044	466,986	0.2
143,152	Freddie Mac REMICS 4495 PA, 3.500%, 09/15/2043	138,157	0.1
217,737 (2)	Freddie Mac STACR REMIC Trust 2020-DNA6 M2, 5.928%, (SOFR30A + 2.000%), 12/25/2050	216,353	0.1
83,161 (2)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 7.489%, (US0001M + 3.100%), 03/25/2050	84,374	0.0
202,773 (2)	Freddie Mac STACR REMIC Trust 2021-DNA5 M2, 5.578%, (SOFR30A + 1.650%), 01/25/2034	200,077	0.1
600,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 7.678%, (SOFR30A + 3.750%), 12/25/2041	516,165	0.2
100,000 (2)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.328%, (SOFR30A + 3.400%), 01/25/2042	89,114	0.0
242,593	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	210,174	0.1
1,143,360	Ginnie Mae 2019-15 CZ, 3.500%, 02/20/2049	1,005,619	0.4
29,194	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	29,224	0.0
197,777	Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/2040	189,813	0.1
7,319	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	7,488	0.0
22,447	HomeBanc Mortgage Trust 2004-1 2A, 5.249%, (US0001M + 0.860%), 08/25/2029	21,246	0.0
44,846 (2)(4)	JP Morgan Mortgage Trust 2019-LTV3 A5, 3.500%, 03/25/2050	43,506	0.0
149,969 (2)(4)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	124,515	0.1
44,937	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	26,440	0.0

See Accompanying Notes to Financial Statements
70

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
300,000 (2)	Mortgage Insurance-Linked Notes 2021-3 M1B, 6.828%, (SOFR30A + 2.900%), 02/25/2034	$281,924	0.1
8,548	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	7,048	0.0
15,053 (4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.191%, 10/25/2036	13,434	0.0
36,154	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 5.409%, (US0001M + 0.510%), 08/25/2045	33,999	0.0
19,087	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 5.369%, (US0001M + 0.490%), 10/25/2045	17,569	0.0
20,840 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.682%, 08/25/2046	18,350	0.0
99,546 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.372%, 12/25/2036	88,208	0.0
53,536 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.368%, 07/25/2037	44,794	0.0
125,033	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.008%, (12MTA + 0.960%), 08/25/2046	77,229	0.0
10,909	Wells Fargo Alternative Loan 2007-PA2 2A1, 4.819%, (US0001M + 0.430%), 06/25/2037	8,839	0.0
9,087 (4)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 2.879%, 04/25/2036	8,484	0.0
13,978 (4)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.332%, 12/28/2037	12,166	0.0
	Total Collateralized Mortgage Obligations (Cost $11,784,305)	10,456,793	3.6

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 3.0%
	U.S. Treasury Bonds: 1.1%
1,000	1.250%, 05/15/2050	$538	0.0
22,000	1.375%, 11/15/2040	14,314	0.0
2,200	1.625%, 11/15/2050	1,310	0.0
1,631,200	3.000%, 08/15/2052	1,344,466	0.5
117,400	3.250%, 05/15/2042	102,982	0.0
1,674,000 (3)	4.000%, 11/15/2042	1,639,474	0.6
		3,103,084	1.1
	U.S. Treasury Notes: 1.9%
1,000	0.125%, 10/15/2023	965	0.0
260,500	0.500%, 11/30/2023	250,640	0.1
20,500	1.125%, 02/15/2031	16,713	0.0
137,800	1.250%, 11/30/2026	123,670	0.0
219,300	1.250%, 09/30/2028	188,367	0.1
45,400	2.750%, 08/15/2032	41,349	0.0
156,400 (3)	3.875%, 11/30/2027	155,569	0.0
585,300	3.875%, 12/31/2027	582,008	0.2
190,000	3.875%, 11/30/2029	188,768	0.1
462,000	3.875%, 12/31/2029	459,798	0.2
1,921,000	4.000%, 12/15/2025	1,908,994	0.7
1,000,800	4.125%, 11/15/2032	1,021,520	0.3
585,000	4.250%, 12/31/2024	583,012	0.2
		5,521,373	1.9
	Total U.S. Treasury Obligations (Cost $8,778,628)	8,624,457	3.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.2%
	Federal Home Loan Mortgage Corporation: 0.2%(5)
6,518	2.500%, 05/01/2030	6,112	0.0
4,029	2.500%, 05/01/2030	3,779	0.0
8,542	2.500%, 06/01/2030	8,010	0.0
16,142	3.000%, 03/01/2045	14,663	0.0
12,061	3.000%, 03/01/2045	10,888	0.0
18,408	3.000%, 04/01/2045	16,610	0.0
28,225	3.500%, 03/01/2045	26,301	0.0
77,737	4.000%, 12/01/2041	74,810	0.1
27,776	4.000%, 12/01/2042	26,690	0.0
3,411	4.000%, 09/01/2045	3,274	0.0
3,790	4.000%, 09/01/2045	3,638	0.0
4,827	4.000%, 09/01/2045	4,634	0.0
3,916	4.000%, 09/01/2045	3,759	0.0
40,486	4.500%, 08/01/2041	39,665	0.0
180,052	4.500%, 09/01/2041	178,860	0.1
2,005	5.500%, 07/01/2037	2,083	0.0
1,614	6.500%, 12/01/2031	1,666	0.0
		425,442	0.2

See Accompanying Notes to Financial Statements
71

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: 0.1%(5)
348,852	4.500%, 09/01/2047	$353,645	0.1

	Government National Mortgage Association: 1.7%
1,184,455	2.500%, 05/20/2051	1,031,093	0.4
628,934	3.000%, 11/20/2051	563,042	0.2
1,944,473	3.500%, 05/20/2050	1,805,937	0.6
19,768	4.000%, 11/20/2040	19,119	0.0
40,013	4.000%, 03/20/2046	38,511	0.0
1,559,000 (6)	4.000%, 01/15/2053	1,475,453	0.5
36,971	4.500%, 08/20/2041	36,933	0.0
67,759	4.500%, 09/15/2047	66,784	0.0
		5,036,872	1.7
	Uniform Mortgage-Backed Securities: 5.2%
269,289	2.000%, 05/01/2051	220,056	0.1
277,144	2.000%, 10/01/2051	226,327	0.1
945,410	2.000%, 02/01/2052	775,951	0.3
1,016,835	2.000%, 03/01/2052	829,679	0.3
11,144	2.500%, 05/01/2030	10,461	0.0
21,487	2.500%, 06/01/2030	20,171	0.0
15,674	2.500%, 06/01/2030	14,713	0.0
8,769	2.500%, 07/01/2030	8,232	0.0
1,304,970	2.500%, 02/01/2051	1,107,416	0.4
547,620	2.500%, 06/01/2051	464,534	0.2
971,414	2.500%, 11/01/2051	828,474	0.3
317,177	2.500%, 01/01/2052	270,729	0.1
473,369	2.500%, 02/01/2052	403,574	0.1
573,020	2.500%, 02/01/2052	488,535	0.2
902,204	2.500%, 02/01/2052	771,436	0.3
816,133	2.500%, 02/01/2052	697,945	0.2
358,213	2.500%, 03/01/2052	306,064	0.1
30,954	3.000%, 09/01/2043	28,200	0.0
151,183	3.000%, 04/01/2045	136,523	0.1
102,041	3.000%, 07/01/2046	91,593	0.0
541,002	3.000%, 04/01/2050	478,235	0.2
1,034,026	3.000%, 02/01/2052	916,555	0.3
956,682	3.000%, 04/01/2052	845,075	0.3
767,895	3.000%, 05/01/2052	677,826	0.2
34,995	3.500%, 10/01/2042	32,779	0.0
310,843	3.500%, 08/01/2046	288,949	0.1
1,501,000 (6)	3.500%, 01/15/2053	1,363,831	0.5
8,079	4.000%, 07/01/2042	7,766	0.0
76,974	4.000%, 07/01/2042	73,992	0.0
123,035	4.000%, 01/01/2045	120,284	0.0
20,006	4.000%, 06/01/2045	19,181	0.0
1,341,000 (6)	4.000%, 01/15/2053	1,257,821	0.4
15,519	4.500%, 11/01/2040	15,399	0.0
31,287	4.500%, 10/01/2041	31,045	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
1,010,000 (6)	4.500%, 01/15/2053	$972,194	0.3
190,392	5.000%, 05/01/2042	194,606	0.1
54,640	5.500%, 12/01/2036	56,258	0.0
164	7.000%, 10/01/2029	168	0.0
901	7.000%, 01/01/2032	906	0.0
		15,053,483	5.2
	Total U.S. Government Agency Obligations (Cost $22,198,570)	20,869,442	7.2
ASSET-BACKED SECURITIES: 3.1%
	Automobile Asset-Backed Securities: 0.2%
98,817	Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	98,652	0.1
100,000	Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	98,403	0.0
150,000	Drive Auto Receivables Trust 2021-2 C, 0.870%, 10/15/2027	144,386	0.1
100,000 (2)	Ford Credit Auto Owner Trust 2022-REV1 C, 4.670%, 11/15/2034	96,062	0.0
100,000 (2)	GLS Auto Receivables Issuer Trust 2021-4 C, 1.940%, 10/15/2027	92,688	0.0
100,000	GM Financial Automobile Leasing Trust 2022-2 C, 4.330%, 05/20/2026	97,666	0.0
		627,857	0.2
	Home Equity Asset-Backed Securities: 0.0%
63,020 (4)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	61,908	0.0

	Other Asset-Backed Securities: 2.7%
250,000 (2)	AMMC CLO 16 Ltd. 2015-16A CR2, 5.961%, (US0003M + 1.950%), 04/14/2029	243,888	0.1
33,512 (2)	Aqua Finance Trust 2020-AA A, 1.900%, 07/17/2046	31,623	0.0
300,000 (2)	Arbor Realty Commercial Real Estate Notes 2021-FL4 D Ltd., 7.218%, (US0001M + 2.900%), 11/15/2036	278,502	0.1
400,000 (2)	ARES XLIV CLO Ltd. 2017-44A A2R, 5.379%, (US0003M + 1.300%), 04/15/2034	380,938	0.1

See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
88,333 (2)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	$75,015	0.0
250,000 (2)	Benefit Street Partners CLO IV Ltd. 2014-IVA BRRR, 6.393%, (US0003M + 2.150%), 01/20/2032	236,873	0.1
500,000 (2)	Benefit Street Partners Clo XXII Ltd. 2020-22A AR, 5.313%, (TSFR3M + 1.350%), 04/20/2035	482,768	0.2
500,000 (2)	BlueMountain CLO 2014-2A A2R2 Ltd., 5.643%, (US0003M + 1.400%), 10/20/2030	481,055	0.2
250,000 (2)	BlueMountain CLO Ltd. 2021-28A C, 6.079%, (US0003M + 2.000%), 04/15/2034	232,193	0.1
455,000 (2)	BlueMountain CLO XXX Ltd. 2020-30A CR, 6.014%, (TSFR3M + 2.150%), 04/15/2035	422,930	0.2
99,250 (2)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	89,322	0.0
250,000 (2)	Carlyle US Clo 2017-2A CR Ltd., 5.643%, (US0003M + 1.400%), 07/20/2031	244,000	0.1
16,450	Chase Funding Trust Series 2003-5 2A2, 4.989%, (US0001M + 0.600%), 07/25/2033	15,545	0.0
76,625 (2)	CLI Funding VI LLC 2020-1A A, 2.080%, 09/18/2045	66,468	0.0
91,813 (2)	CLI Funding VIII LLC 2022-1A A1, 2.720%, 01/18/2047	78,174	0.0
96,000 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	89,098	0.0
194,500 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	168,628	0.1
98,500 (2)	Domino’s Pizza Master Issuer LLC 2021-1A A2II, 3.151%, 04/25/2051	79,040	0.0
96,250 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	88,293	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (2)	Eaton Vance Clo 2015-1A A2R Ltd., 5.493%, (US0003M + 1.250%), 01/20/2030	$237,731	0.1
98,750 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	92,740	0.1
13,189 (2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	12,505	0.0
228,952 (2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	191,330	0.1
243,199 (2)	LCM XXIV Ltd. 24A AR, 5.223%, (US0003M + 0.980%), 03/20/2030	239,554	0.1
68,132 (2)	Loanpal Solar Loan 2020-2GF A Ltd., 2.750%, 07/20/2047	56,620	0.0
68,771 (2)	Loanpal Solar Loan 2021-1 1GS A Ltd., 2.290%, 01/20/2048	52,484	0.0
114,508 (2)	Loanpal Solar Loan 2021-2GS A Ltd., 2.220%, 03/20/2048	84,056	0.0
250,000 (2)	Madison Park Funding XLVIII Ltd. 2021-48A C, 6.227%, (US0003M + 2.000%), 04/19/2033	238,743	0.1
80,210 (2)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	79,618	0.0
200,000 (2)(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	182,680	0.1
35,813 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	33,099	0.0
52,304 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	48,441	0.0
57,692 (2)	Mosaic Solar Loan Trust 2020-2A A, 1.440%, 08/20/2046	48,235	0.0
65,330 (2)	Mosaic Solar Loan Trust 2021-1A B, 2.050%, 12/20/2046	49,458	0.0
250,000 (2)	Oak Hill Credit Partners 2021-8A C, 6.094%, (US0003M + 1.900%), 01/18/2034	235,930	0.1

See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (2)	Octagon Investment Partners 32 Ltd. 2017-1A A2R, 5.279%, (US0003M + 1.200%), 07/15/2029	$240,587	0.1
200,000 (2)	OHA Loan Funding 2013-1A A1R2 Ltd., 5.415%, (US0003M + 1.090%), 07/23/2031	197,953	0.1
70,541 (2)	Pagaya AI Debt Trust 2022-1 A, 2.030%, 10/15/2029	67,754	0.0
250,000 (2)	Palmer Square CLO 2021-1A B Ltd., 5.943%, (US0003M + 1.700%), 04/20/2034	233,226	0.1
250,000 (2)	Rockland Park CLO Ltd. 2021-1A C, 6.143%, (US0003M + 1.900%), 04/20/2034	234,222	0.1
189,822 (2)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	149,467	0.1
91,665 (2)	Sunnova Sol III Issuer LLC 2021-1 A, 2.580%, 04/28/2056	70,034	0.0
90,834 (2)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	75,694	0.0
189,000 (2)	Taco Bell Funding LLC 2016-1A A23, 4.970%, 05/25/2046	181,985	0.1
96,000 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	90,105	0.0
99,000 (2)	Taco Bell Funding LLC 2021-1A A23, 2.542%, 08/25/2051	75,538	0.0
89,333 (2)	Textainer Marine Containers Ltd. 2021-3A A, 1.940%, 08/20/2046	73,147	0.0
85,125 (2)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	71,142	0.0
57,189 (2)	Upstart Securitization Trust 2021-4 A, 0.840%, 09/20/2031	55,373	0.0
95,000 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	85,917	0.0
98,500 (2)	Wendy’s Funding LLC 2021-1A A2II, 2.775%, 06/15/2051	77,056	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
197,500 (2)	Zaxby’s Funding LLC 2021-1A A2, 3.238%, 07/30/2051	$159,747	0.1
		7,806,524	2.7
	Student Loan Asset-Backed Securities: 0.2%
26,428 (2)	Commonbond Student Loan Trust 2017-BGS A1, 2.680%, 09/25/2042	24,342	0.0
21,084 (2)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	19,549	0.0
44,923 (2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	42,144	0.0
35,520 (2)	Commonbond Student Loan Trust 2020-AGS A, 1.980%, 08/25/2050	30,283	0.0
27,568 (2)	Navient Private Education Refi Loan Trust 2019-A A2A, 3.420%, 01/15/2043	26,358	0.0
32,616 (2)	Navient Private Education Refi Loan Trust 2020-DA A, 1.690%, 05/15/2069	29,343	0.0
100,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	91,728	0.1
65,013 (2)	SMB Private Education Loan Trust 2020-PTA A2A, 1.600%, 09/15/2054	57,807	0.0
33,073 (2)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	31,954	0.0
31,653 (2)	Sofi Professional Loan Program 2018-D A2FX Trust, 3.600%, 02/25/2048	30,431	0.0
70,533 (2)	SoFi Professional Loan Program 2020-C AFX Trust, 1.950%, 02/15/2046	63,235	0.1
		447,174	0.2
	Total Asset-Backed Securities (Cost $9,691,085)	8,943,463	3.1
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.6%
500,000 (2)(4)	Arbor Multifamily Mortgage Securities Trust 2021-MF2 E, 2.000%, 06/15/2054	271,762	0.1
500,000 (2)	AREIT 2021-CRE5 D Trust, 6.989%, (US0001M + 2.650%), 11/17/2038	465,607	0.2

See Accompanying Notes to Financial Statements
74

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
100,000 (2)(4)	BAMLL Commercial Mortgage Securities Trust 2015-200P F, 3.596%, 04/14/2033	$81,644	0.0
3,000,000 (4)(7)	BANK 2017-BNK8 XB, 0.184%, 11/15/2050	24,221	0.0
958,905 (4)(7)	BANK 2019-BNK16 XA, 0.941%, 02/15/2052	40,279	0.0
3,620,090 (4)(7)	BANK 2019-BNK21 XA, 0.845%, 10/17/2052	150,770	0.1
2,180,000 (2)(4)(7)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	31,068	0.0
982,365 (4)(7)	Benchmark 2019-B9 XA Mortgage Trust, 1.031%, 03/15/2052	46,357	0.0
343,000 (2)	BX Commercial Mortgage Trust 2021-IRON E, 6.668%, (US0001M + 2.350%), 02/15/2038	320,712	0.1
655,327 (4)(7)	CD 2017-CD4 Mortgage Trust XA, 1.226%, 05/10/2050	26,196	0.0
857,065 (4)(7)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.895%, 07/10/2049	41,344	0.0
1,116,424 (4)(7)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.040%, 10/12/2050	40,949	0.0
953,036 (4)(7)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.875%, 09/15/2050	29,858	0.0
1,179,618 (4)(7)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.673%, 06/10/2051	35,489	0.0
1,102,725 (4)(7)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.041%, 08/10/2056	50,255	0.0
60,000	Citigroup Commercial Mortgage Trust 2019-GC43 A4, 3.038%, 11/10/2052	52,362	0.0
181,324 (4)(7)	COMM 2012-CR4 XA, 1.258%, 10/15/2045	373	0.0
2,380,000 (2)(4)(7)	COMM 2012-CR4 XB, 0.423%, 10/15/2045	7,448	0.0
177,000 (4)	Comm 2013-CCRE13 C Mortgage Trust, 4.876%, 11/10/2046	166,803	0.1
1,301,559 (4)(7)	COMM 2016-CR28 XA, 0.631%, 02/10/2049	21,302	0.0
690,582 (4)(7)	COMM 2017-COR2 XA, 1.156%, 09/10/2050	27,437	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
110,000 (2)(4)	DBJPM 16-C3 Mortgage Trust, 3.473%, 08/10/2049	$79,557	0.0
130,000 (2)(4)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	100,200	0.1
647,269	Freddie Mac Multifamily 2021-ML08-X-US Certificates Sustainability Bonds, 1.846%, 07/25/2037	89,345	0.1
1,644,507 (4)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.882%, 11/25/2030	85,642	0.1
782,899 (4)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.324%, 07/25/2035	81,778	0.0
1,285,137 (4)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K-1518 X1, 0.868%, 10/25/2035	94,005	0.1
848,000 (4)(7)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	60,108	0.0
300,000 (2)	GAM Re-REMIC Trust 2021-FRR1 1B, 1.500%, 11/29/2050	197,168	0.1
300,000 (2)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.660%, 11/29/2050	189,053	0.1
100,000 (2)	GS Mortgage Securities Corp. II 2018-RIVR F, 6.418%, (US0001M + 2.100%), 07/15/2035	73,515	0.0
964,755 (4)(7)	GS Mortgage Securities Trust 2014-GC22 XA, 0.937%, 06/10/2047	7,911	0.0
1,344,276 (4)(7)	GS Mortgage Securities Trust 2016-GS4 XA, 0.567%, 11/10/2049	22,781	0.0
824,875 (4)(7)	GS Mortgage Securities Trust 2017-GS6 XA, 1.013%, 05/10/2050	29,073	0.0
1,214,788 (4)(7)	GS Mortgage Securities Trust 2019-GC38 XA, 0.952%, 02/10/2052	52,063	0.0
2,050,215 (4)(7)	GS Mortgage Securities Trust 2019-GC42 XA, 0.805%, 09/01/2052	79,489	0.0

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
90,000	GS Mortgage Securities Trust 2019-GSA1 A4, 3.048%, 11/10/2052	$78,440	0.0
1,298,561 (4)(7)	GS Mortgage Securities Trust 2020-GC47 XA, 1.129%, 05/12/2053	79,646	0.0
1,111,745 (4)(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.587%, 12/15/2049	19,184	0.0
100,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	81,332	0.0
373,980 (4)(7)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.620%, 04/15/2047	2,115	0.0
1,453,003 (4)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 0.954%, 12/15/2047	18,519	0.0
62,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	55,694	0.0
3,337,279 (4)(7)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.637%, 11/15/2052	112,296	0.1
1,006,717 (4)(7)	Morgan Stanley Capital I Trust 2021-L5 XA, 1.296%, 05/15/2054	69,943	0.0
1,961,313 (4)(7)	UBS Commercial Mortgage Trust 2018-C9 XA, 0.928%, 03/15/2051	75,504	0.0
60,000	UBS Commercial Mortgage Trust 2019-C17 A4, 2.921%, 10/15/2052	51,790	0.0
400,000 (2)	Wells Fargo Commercial Mortgage Trust 2018-C45 D, 3.000%, 06/15/2051	266,661	0.1
1,018,595 (4)(7)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.604%, 08/15/2052	72,672	0.0
500,000 (2)(4)	WFRBS Commercial Mortgage Trust 2014-C23 D, 4.004%, 10/15/2057	437,542	0.2
	Total Commercial Mortgage-Backed Securities (Cost $5,388,077)	4,595,262	1.6

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: 0.1%
200,000	Colombia Government International Bond, 3.125%, 04/15/2031	$149,143	0.0
200,000	Mexico Government International Bond, 3.500%, 02/12/2034	160,553	0.1
	Total Sovereign Bonds (Cost $398,408)	309,696	0.1

	Value	Percentage of Net Assets
PURCHASED OPTIONS(8): 0.0%
Total Purchased Options (Cost $24,473)	5,055	0.0
Total Long-Term Investments (Cost $295,207,135)	287,187,326	98.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Commercial Paper: 2.8%
2,000,000	American Electric Power Co., Inc., 4.960%, 02/01/2023	1,991,339	0.7
1,000,000	Concord Minutemen Capital Co., 5.880%, 01/03/2023	999,517	0.3
900,000	Enbridge (US) Inc., 6.020%, 01/04/2023	899,407	0.3
750,000	HP, Inc., 5.770%, 01/04/2023	749,526	0.3
2,000,000	Medtronic, Inc., 5.390%, 01/05/2023	1,998,524	0.7
1,600,000	Waste Management, Inc., 5.550%, 02/13/2023	1,590,510	0.5
	Total Commercial Paper (Cost $8,230,518)	8,228,823	2.8

	U.S. Treasury Bills: 0.2%
150,000 (9)	United States Treasury Bill, 4.150%, 02/28/2023	149,001	0.1
325,000 (9)	United States Treasury Bill, 4.240%, 03/30/2023	321,675	0.1
	Total U.S. Treasury Bills (Cost $470,559)	470,676	0.2

See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 1.0%
43,301 (10)	Citibank N.A., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $43,321, collateralized by various U.S. Government Securities, 0.000%-6.250%, Market Value plus accrued interest $44,167, due 06/01/23-02/15/52)	$43,301	0.0
1,000,000 (10)	MUFG Securities America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $1,020,000, due 08/01/24-01/01/53)	1,000,000	0.3
1,000,000 (10)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,020,000, due 01/03/23-09/09/49)	1,000,000	0.4
1,000,000 (10)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,000, due 09/01/24-10/20/52)	1,000,000	0.3
	Total Repurchase Agreements (Cost $3,043,301)	3,043,301	1.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
	Total Short-Term Investments (Cost $11,744,378)	$11,742,800	4.0
	Total Investments in Securities (Cost $306,951,513)	$298,930,126	102.4
	Liabilities in Excess of Other Assets	(6,971,952)	(2.4)
	Net Assets	$291,958,174	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Security, or a portion of the security, is on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2022.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Represents or includes a TBA transaction.

(7)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(8)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(9)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2022.

(10)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

SOFR30A
30-day Secured Overnight Financing Rate

TSFR3M
3-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$5,966,842	$737,186	$—	$6,704,028
Consumer Discretionary	10,394,667	1,613,346	—	12,008,013
Consumer Staples	6,613,082	1,839,947	—	8,453,029
Energy	5,015,051	851,207	—	5,866,258
Financials	12,775,178	3,411,151	—	16,186,329
Health Care	15,538,340	2,444,487	—	17,982,827
Industrials	9,589,654	2,504,335	—	12,093,989
Information Technology	25,711,562	1,340,636	—	27,052,198
Materials	2,832,797	1,744,107	—	4,576,904
Real Estate	3,253,901	499,782	—	3,753,683
Utilities	3,280,651	679,819	—	3,960,470
Total Common Stock	100,971,725	17,666,003	—	118,637,728
Exchange-Traded Funds	69,185,919	—	—	69,185,919
Mutual Funds	23,470,758	—	—	23,470,758
Preferred Stock	—	126,684	—	126,684
Purchased Options	—	5,055	—	5,055
Corporate Bonds/Notes	—	21,962,069	—	21,962,069
Collateralized Mortgage Obligations	—	10,456,793	—	10,456,793
Asset-Backed Securities	—	8,943,463	—	8,943,463
U.S. Government Agency Obligations	—	20,869,442	—	20,869,442
Commercial Mortgage-Backed Securities	—	4,595,262	—	4,595,262
Sovereign Bonds	—	309,696	—	309,696
U.S. Treasury Obligations	—	8,624,457	—	8,624,457
Short-Term Investments	—	11,742,800	—	11,742,800
Total Investments, at fair value	$193,628,402	$105,301,724	$—	$298,930,126
Other Financial Instruments+
Centrally Cleared Swaps	—	41,276	—	41,276
Futures	410,768	—	—	410,768
Total Assets	$194,039,170	$105,343,000	$—	$299,382,170
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(135,187)	$—	$(135,187)
Forward Premium Swaptions	—	(7,069)	—	(7,069)
Futures	(376,084)	—	—	(376,084)
Written Options	—	(433,100)	—	(433,100)
Total Liabilities	$(376,084)	$(575,356)	$—	$(951,440)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Local Currency Debt Fund - Class P	$804,693	$15,052	$(1,016,825)	$197,080	$—	$17,906	$(303,931)	$—
Voya Floating Rate Fund - Class P	1,691,934	73,040	(1,745,042)	(19,932)	—	83,419	(134,537)	—
Voya High Yield Bond Fund - Class P	32,911,489	2,391,760	(29,171,534)	(2,495,245)	3,636,470	357,812	1,025,942	49,730
Voya Short Term Bond Fund - Class R6	4,762,230	7,494,909	(860,974)	(308,053)	11,088,112	96,337	(31,104)	—
Voya Small Cap Growth Fund - Class R6	—	3,147,697	(58,311)	(200,872)	2,888,514	—	(3,079)	—
Voya Small Company Fund - Class R6	—	6,490,652	(175,586)	(457,404)	5,857,662	27,578	(5,586)	—
	$40,170,346	$19,613,110	$(33,028,272)	$(3,284,426)	$23,470,758	$583,052	$547,705	$49,730
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Balanced Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	65	03/17/23	$5,755,425	$(206,030)
U.S. Treasury 10-Year Note	14	03/22/23	1,572,156	(25,938)
U.S. Treasury 2-Year Note	31	03/31/23	6,357,422	1,865
U.S. Treasury 5-Year Note	42	03/31/23	4,533,047	(18,980)
U.S. Treasury Ultra Long Bond	45	03/22/23	6,044,062	(125,136)
			$24,262,112	$(374,219)
Short Contracts:
MSCI EAFE Index	(33)	03/17/23	(3,216,510)	116,592
S&P 500® E-Mini	(31)	03/17/23	(5,984,550)	253,414
U.S. Treasury Ultra 10-Year Note	(22)	03/22/23	(2,602,188)	38,897
			$(11,803,248)	$408,903
At December 31, 2022, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 39, Version 1	Buy	(5.000)	12/20/27	USD 2,460,000	$(14,327)	$(43,878)
					$(14,327)	$(43,878)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2022, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	3.067%	Annual	05/10/33	USD 303,882	$(10,958)	$(10,958)
Pay	1-day Secured Overnight Financing Rate	Annual	3.076	Annual	05/10/33	USD 217,059	(7,675)	(7,675)
Pay	1-day Secured Overnight Financing Rate	Annual	3.094	Annual	05/10/33	USD 260,000	(8,798)	(8,798)
Pay	1-day Secured Overnight Financing Rate	Annual	3.114	Annual	05/10/33	USD 195,000	(6,282)	(6,282)
Pay	1-day Secured Overnight Financing Rate	Annual	3.154	Annual	05/10/33	USD 260,000	(7,522)	(7,522)
Pay	1-day Secured Overnight Financing Rate	Annual	3.289	Annual	05/10/33	USD 477,319	(8,501)	(8,501)
Pay	1-day Secured Overnight Financing Rate	Annual	3.345	Annual	05/10/33	USD 280,000	(3,692)	(3,692)
Pay	1-day Secured Overnight Financing Rate	Annual	3.473	Annual	05/10/33	USD 434,289	(1,162)	(1,162)
Pay	1-day Secured Overnight Financing Rate	Annual	3.475	Annual	05/10/33	USD 434,284	(1,063)	(1,063)
Pay	1-day Secured Overnight Financing Rate	Annual	3.483	Annual	05/10/33	USD 651,427	(1,218)	(1,218)
Pay	1-day Secured Overnight Financing Rate	Annual	3.105	Annual	05/11/33	USD 434,000	(14,284)	(14,284)
Pay	1-day Secured Overnight Financing Rate	Annual	3.129	Annual	05/11/33	USD 216,998	(6,700)	(6,700)
Pay	1-day Secured Overnight Financing Rate	Annual	3.172	Annual	05/11/33	USD 216,999	(5,941)	(5,941)
Pay	1-day Secured Overnight Financing Rate	Annual	3.212	Annual	05/11/33	USD 260,000	(6,262)	(6,262)
Pay	1-day Secured Overnight Financing Rate	Annual	3.456	Annual	05/17/33	USD 330,000	(1,250)	(1,250)
Receive	1-day Secured Overnight Financing Rate	Annual	3.209	Annual	05/10/33	USD 521,000	12,712	12,712
Receive	1-day Secured Overnight Financing Rate	Annual	3.226	Annual	05/10/33	USD 538,000	12,362	12,362
Receive	1-day Secured Overnight Financing Rate	Annual	3.269	Annual	05/10/33	USD 326,000	6,342	6,342
Receive	1-day Secured Overnight Financing Rate	Annual	3.297	Annual	05/10/33	USD 211,000	3,608	3,608
Receive	1-day Secured Overnight Financing Rate	Annual	3.372	Annual	05/10/33	USD 347,000	3,802	3,802
Receive	1-day Secured Overnight Financing Rate	Annual	3.443	Annual	05/17/33	USD 265,000	1,274	1,274
Receive	1-day Secured Overnight Financing Rate	Annual	3.465	Annual	05/17/33	USD 391,000	1,176	1,176
Receive	1-day Secured Overnight Financing Rate	Annual	3.515	Annual	05/17/33	USD 289,000	—	—
							$(50,032)	$(50,032)
At December 31, 2022, the following OTC purchased foreign currency options were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD 210,000	$10,416	$4,295
Call USD vs. Put CNH	Bank of America N.A.	02/07/23	7.500	USD 989,000	4,599	222
Call USD vs. Put CNH	Morgan Stanley Capital Services LLC	02/09/23	7.470	USD 1,868,000	9,458	538
					$24,473	$5,055
See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following OTC written interest rate swaptions were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Pay	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD 1,737,000	$51,046	$(75,155)
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Pay	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 1,737,000	50,113	(66,653)
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Pay	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD 868,000	24,912	(34,626)
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Pay	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD 434,000	16,232	(9,715)
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Pay	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 868,000	26,604	(10,589)
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Pay	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD 1,737,000	49,591	(68,814)
Put on 10-Year Interest Rate Swap(2)	Bank of America N.A.	Receive	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD 1,737,000	51,046	(24,873)
Put on 10-Year Interest Rate Swap(2)	Barclays Bank PLC	Receive	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 1,737,000	50,112	(29,083)
Put on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Receive	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD 868,000	24,912	(13,758)
Put on 10-Year Interest Rate Swap(2)	Goldman Sachs International	Receive	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD 434,000	16,232	(26,258)
Put on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Receive	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 868,000	26,604	(45,812)
Put on 10-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Receive	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD 1,737,000	49,591	(27,764)
							$436,995	$(433,100)
At December 31, 2022, the following OTC purchased forward premium swaptions were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD 439,500	$(76,913)	$(415)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	05/28/27	USD 740,000	(130,980)	(1,732)
Call on 35-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/03/27	USD 439,500	(77,022)	(460)
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD 925,000	(166,500)	(4,462)
							$(451,415)	$(7,069)

(1)
Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(2)
Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

(3)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(4)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$5,055
Equity contracts	Variation margin receivable on futures contracts**	370,006
Interest rate contracts	Variation margin receivable on futures contracts**	40,762
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	41,276
Total Asset Derivatives		$457,099
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts**	$206,030
Interest rate contracts	Variation margin payable on futures contracts**	170,054
Credit contracts	Variation margin payable on centrally cleared swaps**	43,878
Interest rate contracts	Variation margin payable on centrally cleared swaps**	91,309
Interest rate contracts	Unrealized depreciation on OTC forward premium swaptions	7,069
Interest rate contracts	Written Options, at fair value	433,100
Total Liability Derivatives		$951,440

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$133,474	$—	$133,474
Equity contracts	—	—	607,798	—	—	607,798
Foreign exchange contracts	(26,445)	18,168	—	—	68,214	59,937
Interest rate contracts	6,057	—	(2,370,860)	(111,970)	105,444	(2,371,329)
Total	$(20,388)	$18,168	$(1,763,062)	$21,504	$173,658	$(1,570,120)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(43,878)	$—	$(43,878)
Equity contracts	—	—	163,976	—	—	163,976
Foreign exchange contracts	(19,418)	10,898	—	—	—	(8,520)
Interest rate contracts	10,281	—	(176,031)	(50,033)	(11,201)	(226,984)
Total	$(9,137)	$10,898	$(12,055)	$(93,911)	$(11,201)	$(115,406)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements
82

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Deutsche Bank AG	Goldman Sachs & Co.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Purchased options	$222	$—	$4,295	$—	$—	$—	$538	$5,055
Total Assets	$222	$—	$4,295	$—	$—	$—	$538	$5,055
Liabilities:
Forward premium swaptions	$—	$7,069	$—	$—	$—	$—	$—	$7,069
Written options	100,028	95,735	—	48,384	35,973	56,401	96,579	433,100
Total Liabilities	$100,028	$102,804	$—	$48,384	$35,973	$56,401	$96,579	$440,169
Net OTC derivative instruments by counterparty, at fair value	$(99,806)	$(102,804)	$4,295	$(48,384)	$(35,973)	$(56,401)	$(96,041)	(435,114)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(99,806)	$(102,804)	$4,295	$(48,384)	$(35,973)	$(56,401)	$(96,041)	$(435,114)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $307,533,633.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$12,553,636
Gross Unrealized Depreciation	(21,611,643)
Net Unrealized Depreciation	$(9,058,007)
See Accompanying Notes to Financial Statements
83

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Australia: 3.1%
66,774	Ampol Ltd.	$1,283,562	0.2
167,766	ANZ Group Holdings Ltd.	2,702,532	0.5
18,318	ASX Ltd.	843,659	0.2
504,117	Aurizon Holdings Ltd.	1,277,152	0.2
175,234	Brambles Ltd.	1,437,027	0.3
79,252	Computershare Ltd.	1,396,108	0.3
166,141 (1)	Lottery Corp. Ltd./The	506,412	0.1
681,646	Medibank Pvt Ltd.	1,359,912	0.3
8,060	Rio Tinto Ltd.	636,141	0.1
150,505	Santos Ltd.	740,214	0.1
33,883	Sonic Healthcare Ltd.	689,555	0.1
72,487	Suncorp Group Ltd.	590,684	0.1
300,810	Telstra Group Ltd.	813,525	0.2
268,484	Transurban Group - Stapled Security	2,362,088	0.4
		16,638,571	3.1
	Belgium: 0.1%
7,265	UCB S.A.	572,433	0.1

	Canada: 2.6%
55,780 (2)	BCE, Inc.	2,450,777	0.5
64,762	Canadian Imperial Bank of Commerce - XTSE	2,619,656	0.5
27,207	Canadian Utilities Ltd.	736,438	0.1
15,778	iA Financial Corp., Inc.	923,724	0.2
26,224	Royal Bank of Canada	2,465,521	0.5
17,260	Sun Life Financial, Inc.	801,175	0.1
54,556	Suncor Energy, Inc.	1,730,561	0.3
22,425 (2)	TC Energy Corp.	894,019	0.2
57,070	TELUS Corp.	1,101,358	0.2
		13,723,229	2.6
	China: 0.2%
260,000	BOC Hong Kong Holdings Ltd.	882,647	0.2

	Denmark: 0.4%
995	AP Moller - Maersk A/S - Class B	2,227,412	0.4

	Finland: 0.3%
163,173	Nokia OYJ - Finland	758,050	0.2
11,366	Orion Oyj	623,117	0.1
		1,381,167	0.3
	France: 3.0%
15,735	Air Liquide SA	2,233,346	0.4
98,502	AXA S.A.	2,743,816	0.5
23,635	BNP Paribas	1,345,753	0.3
30,651	Bouygues SA	919,274	0.2
3,926	Dassault Aviation SA	665,820	0.1
27,512	Edenred	1,497,346	0.3
7,406	Eiffage SA	728,482	0.1
5,336	Ipsen SA	573,942	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
19,845 (3)	La Francaise des Jeux SAEM	$798,531	0.2
278,010	Orange SA	2,758,439	0.5
14,222	Thales S.A.	1,817,122	0.3
		16,081,871	3.0
	Germany: 0. 7%
30,761	GEA Group AG	1,250,970	0.2
15,749 (3)	Scout24 SE	792,702	0.2
17,040	Symrise AG	1,850,623	0.3
		3,894,295	0.7
	Hong Kong: 1.9%
258,500	CK Asset Holdings Ltd.	1,585,426	0.3
205,000	CK Hutchison Holdings Ltd.	1,228,125	0.2
534,000	HKT Trust & HKT Ltd. - Stapled Security	653,682	0.1
29,700	Jardine Matheson Holdings Ltd.	1,511,730	0.3
174,700	Link REIT	1,278,339	0.2
295,000	MTR Corp.	1,560,211	0.3
238,500	Power Assets Holdings Ltd.	1,303,515	0.3
537,000	SITC International Holdings Co. Ltd.	1,190,228	0.2
		10,311,256	1.9
	Ireland: 0.6%
17,503	CRH PLC	696,095	0.2
24,699	DCC PLC	1,214,504	0.2
14,187	Medtronic PLC	1,102,613	0.2
		3,013,212	0.6
	Israel: 0.4%
260,581	Bank Leumi Le-Israel BM	2,170,329	0.4

	Italy: 1.1%
242,950	ENI S.p.A.	3,454,607	0.6
152,044 (3)	Poste Italiane SpA	1,483,408	0.3
166,181	Snam SpA	805,782	0.2
		5,743,797	1.1
	Japan: 7.4%
5,500	Hirose Electric Co., Ltd.	689,818	0.1
30,800	Honda Motor Co., Ltd.	702,517	0.1
435,300	Japan Post Holdings Co. Ltd.	3,662,596	0.7
181,700 (2)	Japan Tobacco, Inc.	3,663,115	0.7
39,800 (2)	McDonald’s Holdings Co. Japan Ltd.	1,512,654	0.3
97,800	Mitsubishi UFJ Financial Group, Inc.	656,572	0.1
179,200	Mizuho Financial Group, Inc.	2,524,622	0.5
35,900	Nintendo Co., Ltd.	1,509,472	0.3
45,500	Nomura Real Estate Holdings, Inc.	972,917	0.2
28,600	Ono Pharmaceutical Co., Ltd.	668,485	0.1
59,700	ORIX Corp.	955,597	0.2
6,900	Rohm Co., Ltd.	494,657	0.1
42,900	Secom Co., Ltd.	2,447,782	0.5

See Accompanying Notes to Financial Statements
84

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
58,100	Sekisui Chemical Co., Ltd.	$809,815	0.1
143,600	Sekisui House Ltd.	2,545,893	0.5
31,900	Sompo Holdings, Inc.	1,411,355	0.3
175,400	Sumitomo Chemical Co., Ltd.	628,919	0.1
109,000	Sumitomo Mitsui Financial Group, Inc.	4,385,336	0.8
69,500	Sumitomo Mitsui Trust Holdings, Inc.	2,425,240	0.4
116,900	Takeda Pharmaceutical Co., Ltd.	3,652,739	0.7
129,300	Tokio Marine Holdings, Inc.	2,762,158	0.5
28,300	Tokyo Gas Co., Ltd.	554,108	0.1
		39,636,367	7.4
	Netherlands: 1.3%
170,256	Koninklijke KPN NV	526,984	0.1
73,738	NN Group NV	3,015,298	0.6
31,005	Wolters Kluwer NV	3,244,206	0.6
		6,786,488	1.3
	New Zealand: 0.1%
197,069	Spark New Zealand Ltd.	674,720	0.1

	Singapore: 0.1%
131,400	Singapore Airlines Ltd.	542,534	0.1

	Spain: 1.3%
45,509	ACS Actividades de Construccion y Servicios SA	1,302,171	0.2
20,945	Industria de Diseno Textil SA	556,319	0.1
81,697	Red Electrica Corp. SA	1,420,556	0.3
224,939	Repsol SA	3,580,346	0.7
		6,859,392	1.3
	Switzerland: 2.4%
32,470	Holcim AG	1,680,754	0.3
23,517	Novartis AG	2,128,229	0.4
5,314	Roche Holding AG-GENUSSCHEIN	1,669,858	0.3
4,937	Swisscom AG	2,704,544	0.5
10,019	Zurich Insurance Group AG	4,789,857	0.9
		12,973,242	2.4
	United Kingdom: 4.8%
108,229	3i Group PLC	1,745,455	0.3
290,958	Amcor PLC	3,465,310	0.7
329,855	BAE Systems PLC	3,406,892	0.7
402,598	BP PLC	2,322,978	0.4
96,790	British American Tobacco PLC	3,828,852	0.7
171,368	GSK PLC	2,961,808	0.6
133,809	Imperial Brands PLC	3,333,351	0.6
391,750	NatWest Group PLC	1,249,387	0.2
49,909	Smiths Group PLC	957,862	0.2
241,377	The Sage Group PLC	2,173,539	0.4
		25,445,434	4.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: 67.2%
34,538	3M Co.	$4,141,797	0.8
54,518	AbbVie, Inc.	8,810,654	1.7
20,793	AECOM	1,765,950	0.3
13,699	Air Products & Chemicals, Inc.	4,222,854	0.8
12,516	Allison Transmission Holdings, Inc.	520,666	0.1
6,612	Allstate Corp.	896,587	0.2
99,130	Altria Group, Inc.	4,531,232	0.8
38,773	Amdocs Ltd.	3,524,466	0.7
30,941	American Electric Power Co., Inc.	2,937,848	0.5
21,477	Amgen, Inc.	5,640,719	1.1
141,075	Antero Midstream Corp.	1,522,199	0.3
2,076	Aon PLC	623,091	0.1
9,185	Aptargroup, Inc.	1,010,166	0.2
16,687	Assurant, Inc.	2,086,876	0.4
306,151	AT&T, Inc.	5,636,240	1.1
24,550	Avnet, Inc.	1,020,789	0.2
36,517	Axis Capital Holdings Ltd.	1,978,126	0.4
47,713	Bank OZK	1,911,383	0.4
7,527	Booz Allen Hamilton Holding Corp.	786,722	0.1
83,914	Bristol-Myers Squibb Co.	6,037,612	1.1
42,480	Cardinal Health, Inc.	3,265,438	0.6
10,174	Cheniere Energy, Inc.	1,525,693	0.3
12,730	Chevron Corp.	2,284,908	0.4
9,006	Cigna Corp.	2,984,048	0.6
145,602	Cisco Systems, Inc.	6,936,479	1.3
25,095	Citizens Financial Group, Inc.	987,990	0.2
18,270	Coca-Cola Co.	1,162,155	0.2
51,231	Colgate-Palmolive Co.	4,036,491	0.8
34,066	Commerce Bancshares, Inc.	2,318,873	0.4
30,924	Consolidated Edison, Inc.	2,947,366	0.6
21,403	Cullen/Frost Bankers, Inc.	2,861,581	0.5
26,365	CVS Health Corp.	2,456,954	0.5
23,155	Digital Realty Trust, Inc.	2,321,752	0.4
72,066	Dow, Inc.	3,631,406	0.7
56,610	DT Midstream, Inc.	3,128,269	0.6
26,209	DTE Energy Co.	3,080,344	0.6
44,058	Duke Energy Corp.	4,537,533	0.9
25,492	Edison International	1,621,801	0.3
22,942	Electronic Arts, Inc.	2,803,054	0.5
3,945	Elevance Health, Inc.	2,023,667	0.4
44,382	Emerson Electric Co.	4,263,335	0.8
8,075	Erie Indemnity Co.	2,008,414	0.4
8,560	Everest Re Group Ltd.	2,835,671	0.5
47,734	Evergy, Inc.	3,003,901	0.6
14,598	Eversource Energy	1,223,896	0.2
40,445	First Hawaiian, Inc.	1,053,188	0.2
119,172	Flowers Foods, Inc.	3,425,003	0.6
6,723	FMC Corp.	839,030	0.2

See Accompanying Notes to Financial Statements
85

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
170,754	FNB Corp.	$2,228,340	0.4
13,969	Fortive Corp.	897,508	0.2
47,174	Gaming and Leisure Properties, Inc.	2,457,294	0.5
5,116	General Dynamics Corp.	1,269,331	0.2
48,466	General Mills, Inc.	4,063,874	0.8
40,184	Genpact Ltd.	1,861,323	0.3
80,272	Gentex Corp.	2,189,017	0.4
20,576	Genuine Parts Co.	3,570,142	0.7
58,632	Gilead Sciences, Inc.	5,033,557	0.9
70,607	H&R Block, Inc.	2,577,862	0.5
10,871	Hancock Whitney Corp.	526,048	0.1
14,764	Hanover Insurance Group, Inc.	1,995,059	0.4
46,705	Hartford Financial Services Group, Inc.	3,541,640	0.7
20,658	International Bancshares Corp.	945,310	0.2
9,849	International Business Machines Corp.	1,387,626	0.3
52,719	Iron Mountain, Inc.	2,628,042	0.5
13,122	Jack Henry & Associates, Inc.	2,303,698	0.4
66,862	Johnson & Johnson	11,811,172	2.2
8,138	Johnson Controls International plc	520,832	0.1
105,944	Juniper Networks, Inc.	3,385,970	0.6
27,206	Kellogg Co.	1,938,155	0.4
60,660	Keurig Dr Pepper, Inc.	2,163,136	0.4
43,788	Kilroy Realty Corp.	1,693,282	0.3
23,605	Kimberly-Clark Corp.	3,204,379	0.6
194,431	Kinder Morgan, Inc.	3,515,312	0.7
7,659	Lamar Advertising Co.	723,010	0.1
29,893	Leidos Holdings, Inc.	3,144,445	0.6
14,858	Life Storage, Inc.	1,463,513	0.3
15,279	LKQ Corp.	816,051	0.2
3,958	Lockheed Martin Corp.	1,925,527	0.4
31,570	Loews Corp.	1,841,478	0.3
39,054	Marathon Petroleum Corp.	4,545,495	0.9
20,526	Marsh & McLennan Cos., Inc.	3,396,642	0.6
31,315	MAXIMUS, Inc.	2,296,329	0.4
20,024	McDonald’s Corp.	5,276,925	1.0
7,778	McKesson Corp.	2,917,683	0.5
44,018	MDU Resources Group, Inc.	1,335,506	0.2
78,400	Merck & Co., Inc.	8,698,480	1.6
51,947	Metlife, Inc.	3,759,404	0.7
55,224	MGIC Investment Corp.	717,912	0.1
4,644	Mid-America Apartment Communities, Inc.	729,062	0.1
27,619	Mondelez International, Inc.	1,840,806	0.3
16,394	Morgan Stanley	1,393,818	0.3
16,252	MSC Industrial Direct Co.	1,327,788	0.2
36,260	National Fuel Gas Co.	2,295,258	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
68,463	National Retail Properties, Inc.	$3,132,867	0.6
29,649	NetApp, Inc.	1,780,719	0.3
86,085	NiSource, Inc.	2,360,451	0.4
130,522	Old Republic International Corp.	3,152,106	0.6
16,950	ONE Gas, Inc.	1,283,454	0.2
31,609	Oneok, Inc.	2,076,711	0.4
21,139	Packaging Corp. of America	2,703,889	0.5
78,948	Patterson Cos., Inc.	2,212,912	0.4
38,983	PepsiCo, Inc.	7,042,669	1.3
113,303	Pfizer, Inc.	5,805,646	1.1
59,505	Philip Morris International, Inc.	6,022,501	1.1
43,584	Phillips 66	4,536,223	0.8
25,242	Popular, Inc.	1,674,049	0.3
113,670	PPL Corp.	3,321,437	0.6
42,978	Premier, Inc.	1,503,370	0.3
8,785	Procter & Gamble Co.	1,331,455	0.2
41,123	Prosperity Bancshares, Inc.	2,988,820	0.6
38,083	Reynolds Consumer Products, Inc.	1,141,728	0.2
10,328	Ryder System, Inc.	863,111	0.2
16,223	Sempra Energy	2,507,102	0.5
41,768	Service Corp. International	2,887,840	0.5
16,653	Silgan Holdings, Inc.	863,292	0.2
11,978	Snap-On, Inc.	2,736,853	0.5
38,954	Sonoco Products Co.	2,364,897	0.4
35,574	Spirit Realty Capital, Inc.	1,420,470	0.3
20,807	Targa Resources Corp.	1,529,315	0.3
21,745	Texas Instruments, Inc.	3,592,709	0.7
21,689	Travelers Cos, Inc.	4,066,471	0.8
8,955	U-Haul Holding Co. - Non-Voting	492,346	0.1
13,159	UMB Financial Corp.	1,099,040	0.2
13,233	United Parcel Service, Inc. - Class B	2,300,425	0.4
3,050	UnitedHealth Group, Inc.	1,617,049	0.3
73,175	Unum Group	3,002,370	0.6
84,473	US Bancorp	3,683,868	0.7
11,842	Valero Energy Corp.	1,502,276	0.3
162,693	Verizon Communications, Inc.	6,410,104	1.2
31,371	Washington Federal, Inc.	1,052,497	0.2
24,196	Wells Fargo & Co.	999,053	0.2
36,606	Wendy’s Company	828,394	0.2
26,190	WestRock Co.	920,840	0.2
114,618	Williams Cos., Inc.	3,770,932	0.7
		357,909,519	67.2
	Total Common Stock (Cost $498,578,706)	527,467,915	99.0

See Accompanying Notes to Financial Statements
86

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.4%
13,505	iShares MSCI EAFE Value Index ETF	$619,609	0.1
8,293	iShares Russell 1000 Value ETF	1,257,634	0.3
	Total Exchange-Traded Funds (Cost $1,859,224)	1,877,243	0.4
	Total Long-Term Investments (Cost $500,437,930)	529,345,158	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Repurchase Agreements: 1.2%
1,485,182 (4)	Bank of America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,485,882, collateralized by various U.S. Government Agency Obligations, 1.500%-6.500%, Market Value plus accrued interest $1,514,886, due 05/01/37-05/01/58)	1,485,182	0.3
439,210 (4)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $439,415, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $447,994, due 04/11/23-10/31/29)	439,210	0.1
1,485,182 (4)	Daiwa Capital Markets, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,485,882, collateralized by various U.S. Government Agency Obligations, 1.500%-6.000%, Market Value plus accrued interest $1,514,886, due 08/01/23-01/01/53)	1,485,182	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,485,182 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,485,882, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,514,886, due 09/01/24-10/20/52)	$1,485,182	0.3
1,485,182 (4)	Truist Securities Inc., Repurchase Agreement dated 12/30/22, 4.32%, due 01/03/23 (Repurchase Amount $1,485,885, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%-6.500%, Market Value plus accrued interest $1,514,896, due 05/31/24-12/01/52)	1,485,182	0.3
	Total Repurchase Agreements (Cost $6,379,938)	6,379,938	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
1,159,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $1,159,000)	1,159,000	0.2
	Total Short-Term Investments (Cost $7,538,938)	7,538,938	1.4
	Total Investments in Securities (Cost $507,976,868)	$536,884,096	100.8
	Liabilities in Excess of Other Assets	(4,192,528)	(0.8)
	Net Assets	$532,691,568	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements
87

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022 (continued)

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2022.

Sector Diversification	Percentage of Net Assets
Financials	21.1%
Health Care	16.0
Industrials	11.2
Consumer Staples	9.9
Energy	8.3
Sector Diversification	Percentage of Net Assets
Utilities	6.7
Information Technology	6.6
Communication Services	5.4
Materials	5.2
Consumer Discretionary	4.8
Real Estate	3.8
Exchange-Traded Funds	0.4
Short-Term Investments	1.4
Liabilities in Excess of Other Assets	(0.8)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Australia	$2,702,532	$13,936,039	$—	$16,638,571
Belgium	—	572,433	—	572,433
Canada	13,723,229	—	—	13,723,229
China	—	882,647	—	882,647
Denmark	—	2,227,412	—	2,227,412
Finland	—	1,381,167	—	1,381,167
France	—	16,081,871	—	16,081,871
Germany	—	3,894,295	—	3,894,295
Hong Kong	1,511,730	8,799,526	—	10,311,256
Ireland	1,102,613	1,910,599	—	3,013,212
Israel	—	2,170,329	—	2,170,329
Italy	—	5,743,797	—	5,743,797
Japan	—	39,636,367	—	39,636,367
Netherlands	—	6,786,488	—	6,786,488
New Zealand	—	674,720	—	674,720
Singapore	—	542,534	—	542,534
Spain	—	6,859,392	—	6,859,392
Switzerland	—	12,973,242	—	12,973,242
United Kingdom	3,465,310	21,980,124	—	25,445,434
United States	357,909,519	—	—	357,909,519
Total Common Stock	380,414,933	147,052,982	—	527,467,915
Exchange-Traded Funds	1,877,243	—	—	1,877,243
Short-Term Investments	1,159,000	6,379,938	—	7,538,938
Total Investments, at fair value	$383,451,176	$153,432,920	$—	$536,884,096

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
88

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $508,652,543.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$50,444,534
Gross Unrealized Depreciation	(22,180,515)
Net Unrealized Appreciation	$28,264,019
See Accompanying Notes to Financial Statements
89

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2022

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 50.9%
9,000,000	Federal Farm Credit Banks Funding Corp., 4.710%, (FEDL01 + 0.380%), 05/11/2023	$9,010,898	1.7
44,000,000	Federal Home Loan Bank Discount Notes, 4.230%, 03/10/2023	43,634,273	8.3
71,000,000	Federal Home Loan Bank Discount Notes, 4.290%, 02/08/2023	70,684,969	13.5
15,000,000	Federal Home Loan Bank Discount Notes, 4.492%, 03/03/2023	14,888,675	2.9
15,000,000	Federal Home Loan Bank Discount Notes, 4.499%, 03/23/2023	14,852,513	2.8
6,000,000	Federal Home Loan Bank Discount Notes, 4.521%, 03/08/2023	5,951,490	1.1
64,000,000	Federal Home Loan Bank Discount Notes, 4.540%, 03/15/2023	63,425,389	12.1
1,600,000	Federal Home Loan Banks, 4.320%, (SOFRRATE + 0.020%), 01/03/2023	1,599,998	0.3
6,000,000	Federal Home Loan Banks, 4.320%, (SOFRRATE + 0.020%), 01/11/2023	5,999,965	1.2
29,000,000	Federal Home Loan Banks, 4.320%, (SOFRRATE + 0.020%), 03/24/2023	29,000,000	5.6
7,250,000	Federal Home Loan Banks, 4.330%, (SOFRRATE + 0.030%), 04/14/2023	7,250,000	1.4
	Total U.S. Government Agency Debt (Cost $266,298,170)	266,298,170	50.9
U.S. TREASURY DEBT: 24.8%
129,500,000	United States Treasury Floating Rate Note, 4.432%, (USBMMY3M + 0.034%), 04/30/2023	129,600,776	24.8
	Total U.S. Treasury Debt (Cost $129,600,776)	129,600,776	24.8
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 20.3%
105,978,000	Deutsche Bank Repurchase Agreement dated 12/30/22, 4.250%, due 01/03/23, $106,028,045 to be received upon repurchase (Collateralized by $127,476,038, U.S. Treasury Interest, 0.000%, Market Value plus accrued interest $109,157,340 due 8/15/24-2/15/35), 4.250%, 01/03/2023	$105,978,000	20.3
	Total U.S. Treasury Repurchase Agreement (Cost $105,978,000)	105,978,000	20.3

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 1.4%
7,500,000 (1)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.143%, 10/03/22	7,500,000	1.4
	Total Investment Companies (Cost $7,500,000)	7,500,000	1.4
	Total Investments in Securities (Cost $509,376,946)	$509,376,946	97.4
	Assets in Excess of Other Liabilities	13,800,304	2.6
	Net Assets	$523,177,250	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Rate shown is the 7-day yield as of December 31, 2022.

Reference Rate Abbreviations:
FEDL01
Federal Funds Effective Rate

SOFRRATE
1-day Secured Overnight Financing Rate

USBMMY3M
U.S. Treasury 3-month Bill Money Market Yield

At December 31, 2022, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements
90

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
U.S. Government Agency Debt	$—	$266,298,170	$—	$266,298,170
Investment Companies	7,500,000	—	—	7,500,000
U.S. Treasury Debt	—	129,600,776	—	129,600,776
U.S. Treasury Repurchase Agreement	—	105,978,000	—	105,978,000
Total Investments, at fair value	$7,500,000	$501,876,946	$—	$509,376,946

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31,2022:
Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$105,978,000	$(105,978,000)	$—
Totals	$105,978,000	$(105,978,000)	$—

(1)
Collateral with a fair value of $109,157,340 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
91

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.8%
	Communication Services: 7.7%
220,032	Activision Blizzard, Inc.	$16,843,450	1.0
2,595,193	AT&T, Inc.	47,777,503	2.7
910,231 (1)	Paramount Global - Class B	15,364,699	0.9
974,762 (2)	Pinterest, Inc.	23,667,221	1.3
355,788 (2)	Walt Disney Co.	30,910,862	1.8
		134,563,735	7.7
	Consumer Discretionary: 9.0%
774,964 (2)	Amazon.com, Inc.	65,096,976	3.7
250,723 (2)	Aptiv PLC	23,349,833	1.3
503,012 (2)	Caesars Entertainment, Inc.	20,925,300	1.2
221,172 (2)	Expedia Group, Inc.	19,374,667	1.1
281,424 (1)	Ralph Lauren Corp.	29,738,074	1.7
		158,484,850	9.0
	Consumer Staples: 5.8%
510,604	Coca-Cola Co.	32,479,520	1.8
640,538	Kraft Heinz Co.	26,076,302	1.5
431,847	Philip Morris International, Inc.	43,707,235	2.5
		102,263,057	5.8
	Energy: 5.5%
781,909	BP PLC ADR	27,312,081	1.6
261,026	ConocoPhillips	30,801,068	1.7
124,308	Diamondback Energy, Inc.	17,002,848	1.0
165,140	Valero Energy Corp.	20,949,661	1.2
		96,065,658	5.5
	Financials: 12.5%
326,029	Apollo Global Management, Inc.	20,797,390	1.2
103,449	Arthur J. Gallagher & Co.	19,504,274	1.1
564,682	Bank of New York Mellon Corp.	25,704,325	1.5
61,180	Everest Re Group Ltd.	20,267,098	1.1
68,479	Goldman Sachs Group, Inc.	23,514,319	1.3
452,729	JPMorgan Chase & Co.	60,710,959	3.5
308,329	Nasdaq, Inc.	18,915,984	1.1
686,224	Truist Financial Corp.	29,528,219	1.7
		218,942,568	12.5
	Health Care: 15.3%
356,259 (1)	Alcon, Inc.	24,421,554	1.4
849,628 (2)	Boston Scientific Corp.	39,312,288	2.2
445,062	Bristol-Myers Squibb Co.	32,022,211	1.8
81,214	Eli Lilly & Co.	29,711,330	1.7
68,039	Humana, Inc.	34,848,895	2.0
79,407	McKesson Corp.	29,787,154	1.7
124,025	Quest Diagnostics, Inc.	19,402,471	1.1
72,931	Thermo Fisher Scientific, Inc.	40,162,372	2.3
66,322 (2)	Vertex Pharmaceuticals, Inc.	19,152,467	1.1
		268,820,742	15.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 7.7%
350,483	Emerson Electric Co.	$33,667,397	1.9
948,015	Howmet Aerospace, Inc.	37,361,271	2.2
813,439	nVent Electric PLC	31,292,998	1.8
89,537 (2)	United Rentals, Inc.	31,823,241	1.8
		134,144,907	7.7
	Information Technology: 26.1%
157,522	Analog Devices, Inc.	25,838,334	1.5
953,852	Apple, Inc.	123,933,990	7.1
77,735	Broadcom, Inc.	43,463,971	2.5
380,192	Dolby Laboratories, Inc.	26,818,744	1.5
524,686	Microsoft Corp.	125,830,196	7.2
118,843	Motorola Solutions, Inc.	30,627,030	1.7
152,335 (2)	Palo Alto Networks, Inc.	21,256,826	1.2
52,652 (2)	Paycom Software, Inc.	16,338,442	0.9
56,546	Roper Technologies, Inc.	24,432,961	1.4
48,838 (2)	ServiceNow, Inc.	18,962,330	1.1
		457,502,824	26.1
	Materials: 3.9%
75,830	Air Products & Chemicals, Inc.	23,375,356	1.3
289,131	Alcoa Corp.	13,146,786	0.8
139,854	CF Industries Holdings, Inc.	11,915,561	0.7
242,463	Eastman Chemical Co.	19,746,187	1.1
		68,183,890	3.9
	Real Estate: 3.0%
206,145	ProLogis, Inc.	23,238,726	1.3
137,693	Ryman Hospitality Properties	11,260,534	0.7
268,362	Welltower, Inc.	17,591,129	1.0
		52,090,389	3.0
	Utilities: 3.3%
137,100	Entergy Corp.	15,423,750	0.9
274,872	NextEra Energy, Inc.	22,979,299	1.3
311,004	Public Service Enterprise Group, Inc.	19,055,215	1.1
		57,458,264	3.3
	Total Common Stock (Cost $1,590,452,732)	1,748,520,884	99.8
OTHER(3): —%
	Utilities: —%
10,000,000 (4)(5)	Southern Energy (Escrow)	—	—
	Total Other (Cost $—)	—	—
	Total Long-Term Investments (Cost $1,590,452,732)	1,748,520,884	99.8

See Accompanying Notes to Financial Statements
92

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Repurchase Agreements: 1.4%
5,810,100 (6)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $5,812,838, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $5,926,302, due 01/15/23-11/20/72)	$5,810,100	0.3
5,520,291 (6)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $5,522,959, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $5,633,456, due 04/15/23-11/15/52)	5,520,291	0.3
71,560 (6)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/30/22, 4.26%, due 01/03/23 (Repurchase Amount $71,593, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $72,991, due 01/10/23-06/29/23)	71,560	0.0
2,445,106 (6)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $2,446,258, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $2,495,200, due 03/01/23-11/20/72)	2,445,106	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
5,810,114 (6)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $5,812,877, collateralized by various U.S. Government Securities, 0.000%- 4.435%, Market Value plus accrued interest $5,926,317, due 01/03/23-09/09/49)	$5,810,114	0.3
5,302,822 (6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $5,305,344, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $5,408,904, due 01/15/24-02/15/51)	5,302,822	0.3
	Total Repurchase Agreements (Cost $24,959,993)	24,959,993	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
2,315,000 (7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150%
	(Cost $2,315,000)	2,315,000	0.2
	Total Short-Term Investments (Cost $27,274,993)	27,274,993	1.6
	Total Investments in Securities (Cost $1,617,727,725)	$1,775,795,877	101.4
	Liabilities in Excess of Other Assets	(24,449,549)	(1.4)
	Net Assets	$1,751,346,328	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

See Accompanying Notes to Financial Statements
93

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2022 (continued)

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$1,748,520,884	$—	$—	$1,748,520,884
Other	—	—	—	—
Short-Term Investments	2,315,000	24,959,993	—	27,274,993
Total Investments, at fair value	$1,750,835,884	$24,959,993	$—	$1,775,795,877

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, Voya Growth and Income Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Southern Energy (Escrow)	11/30/2005	$—	$—
		$—	$—
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,626,524,081.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$343,408,673
Gross Unrealized Depreciation	(194,136,830)
Net Unrealized Appreciation	$149,271,843
See Accompanying Notes to Financial Statements
94

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 20.0%
	Basic Materials: 0.2%
445,000 (1)	Anglo American Capital PLC, 2.250%, 03/17/2028	$374,970	0.0
1,250,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,210,275	0.1
276,000 (1)	Anglo American Capital PLC, 5.625%, 04/01/2030	274,669	0.0
500,000	Dow Chemical Co/The, 4.625%, 10/01/2044	416,648	0.0
342,000 (2)	Dow Chemical Co/The, 6.300%, 03/15/2033	360,891	0.0
409,000	Dow Chemical Co/The, 6.900%, 05/15/2053	446,549	0.0
1,366,000	Mosaic Co/The, 5.450%, 11/15/2033	1,332,856	0.1
143,000	Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	95,281	0.0
1,147,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	963,035	0.0
362,000	Teck Resources Ltd., 5.400%, 02/01/2043	323,078	0.0
		5,798,252	0.2
	Communications: 1.7%
981,000	Amazon.com, Inc., 2.100%, 05/12/2031	803,628	0.0
2,340,000	Amazon.com, Inc., 2.875%, 05/12/2041	1,755,394	0.1
642,000 (2)	Amazon.com, Inc., 3.600%, 04/13/2032	589,407	0.0
411,000	Amazon.com, Inc., 3.950%, 04/13/2052	342,457	0.0
652,000	Amazon.com, Inc., 4.100%, 04/13/2062	541,997	0.0
701,000	Amazon.com, Inc., 4.550%, 12/01/2027	699,948	0.0
935,000	Amazon.com, Inc., 4.700%, 12/01/2032	928,521	0.1
1,803,000	AT&T, Inc., 2.550%, 12/01/2033	1,390,907	0.1
1,240,000	AT&T, Inc., 3.550%, 09/15/2055	832,958	0.0
1,532,000	AT&T, Inc., 3.650%, 09/15/2059	1,032,490	0.1
764,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	616,329	0.0
446,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	259,519	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
451,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.900%, 06/01/2052	$284,821	0.0
1,018,000	Comcast Corp., 2.650%, 02/01/2030	883,007	0.1
1,417,000	Comcast Corp., 2.887%, 11/01/2051	916,457	0.1
529,000	Comcast Corp., 3.900%, 03/01/2038	457,968	0.0
900,000	Comcast Corp., 3.999%, 11/01/2049	714,629	0.0
3,290,000	Comcast Corp., 4.000%, 03/01/2048	2,654,060	0.1
596,000	Comcast Corp., 5.350%, 11/15/2027	609,748	0.0
474,000	Comcast Corp., 5.500%, 11/15/2032	495,779	0.0
588,000	Corning, Inc., 5.450%, 11/15/2079	510,784	0.0
485,000	Meta Platforms, Inc., 3.500%, 08/15/2027	452,839	0.0
1,554,000	Meta Platforms, Inc., 3.850%, 08/15/2032	1,371,881	0.1
1,113,000	Meta Platforms, Inc., 4.450%, 08/15/2052	890,224	0.1
1,698,000	Meta Platforms, Inc., 4.650%, 08/15/2062	1,371,382	0.1
738,000 (1)	NBN Co. Ltd., 1.450%, 05/05/2026	651,995	0.0
550,000 (1)(2)	NBN Co. Ltd., 1.625%, 01/08/2027	475,495	0.0
1,004,000 (2)	Paramount Global, 4.950%, 05/19/2050	734,226	0.0
120,000	Paramount Global, 5.250%, 04/01/2044	92,650	0.0
575,000	Paramount Global, 5.850%, 09/01/2043	479,670	0.0
257,000 (1)	Rogers Communications, Inc., 3.800%, 03/15/2032	222,476	0.0
588,000 (1)	Rogers Communications, Inc., 4.550%, 03/15/2052	458,592	0.0
1,000,000	Time Warner Cable LLC, 5.500%, 09/01/2041	833,626	0.1
3,754,000	Time Warner Cable LLC, 5.875%, 11/15/2040	3,284,855	0.2
527,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	453,501	0.0
178,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	162,249	0.0
614,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	520,599	0.0
526,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	455,371	0.0

See Accompanying Notes to Financial Statements
95

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
640,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	$603,789	0.0
198,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	179,816	0.0
851,000	T-Mobile USA, Inc., 4.375%, 04/15/2040	729,742	0.0
537,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	444,145	0.0
1,543,000	Verizon Communications, Inc., 2.355%, 03/15/2032	1,227,221	0.1
417,000	Verizon Communications, Inc., 2.987%, 10/30/2056	256,258	0.0
779,000	Verizon Communications, Inc., 3.400%, 03/22/2041	588,813	0.0
1,119,000	Verizon Communications, Inc., 3.700%, 03/22/2061	786,028	0.0
2,000,000	Verizon Communications, Inc., 3.850%, 11/01/2042	1,593,953	0.1
980,000	Verizon Communications, Inc., 4.400%, 11/01/2034	903,270	0.1
116,000	Verizon Communications, Inc., 4.500%, 08/10/2033	108,914	0.0
770,000	Verizon Communications, Inc., 4.750%, 11/01/2041	705,549	0.0
2,750,000	Verizon Communications, Inc., 4.812%, 03/15/2039	2,530,460	0.1
286,000	Vodafone Group PLC, 4.375%, 02/19/2043	230,141	0.0
477,000	Vodafone Group PLC, 5.125%, 06/19/2059	410,368	0.0
		41,530,906	1.7
	Consumer, Cyclical: 1.2%
48,064 (1)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	45,831	0.0
38,065	American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 03/22/2029	34,218	0.0
9,287	American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	8,309	0.0
2,331,900	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	2,027,449	0.1
93,800	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	81,201	0.0
551,935	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	469,473	0.0
218,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	205,249	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
935,000	General Motors Co., 6.125%, 10/01/2025	$952,525	0.0
1,027,000	General Motors Financial Co., Inc., 2.350%, 02/26/2027	898,336	0.0
985,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	966,084	0.1
1,893,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,801,438	0.1
1,527,000	General Motors Financial Co., Inc., 5.000%, 04/09/2027	1,481,493	0.1
2,878,000 (1)	Harley-Davidson Financial Services, Inc., 3.050%, 02/14/2027	2,567,121	0.1
858,000	Hasbro, Inc., 3.000%, 11/19/2024	824,956	0.0
794,000	Hasbro, Inc., 3.550%, 11/19/2026	745,662	0.0
803,000	Home Depot, Inc./The, 4.500%, 09/15/2032	786,594	0.0
1,150,000 (2)	Home Depot, Inc./The, 4.950%, 09/15/2052	1,110,845	0.1
496,000	Lowe’s Cos, Inc., 4.250%, 04/01/2052	395,708	0.0
260,000	Lowe’s Cos, Inc., 4.450%, 04/01/2062	203,475	0.0
452,690 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	451,061	0.0
547,000	Target Corp., 2.950%, 01/15/2052	377,825	0.0
1,185,000	Target Corp., 4.500%, 09/15/2032	1,153,820	0.1
313,000	Toyota Motor Credit Corp., 1.900%, 01/13/2027	279,750	0.0
375,000 (2)	Toyota Motor Credit Corp., 4.450%, 06/29/2029	368,003	0.0
1,150,000	Toyota Motor Credit Corp., 4.550%, 09/20/2027	1,136,140	0.1
363,112	United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	351,903	0.0
512,705	United Airlines 2014-1 Class A Pass Through Trust, 4.000%, 10/11/2027	477,100	0.0
439,207	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/2030	355,741	0.0

See Accompanying Notes to Financial Statements
96

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
3,577,662	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	$3,050,018	0.1
573,032	United Airlines 2019-2 Class A Pass Through Trust, 2.900%, 11/01/2029	461,106	0.0
1,576,024	United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/2029	1,556,055	0.1
1,668,820	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	1,615,689	0.1
575,000	Walmart, Inc., 4.500%, 09/09/2052	550,586	0.0
1,505,000 (1)	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	1,357,439	0.1
288,000 (1)	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	221,364	0.0
438,000 (1)	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	320,102	0.0
		29,689,669	1.2
	Consumer, Non-cyclical: 3.3%
109,000	Abbott Laboratories, 4.900%, 11/30/2046	106,885	0.0
1,663,000	AbbVie, Inc., 2.600%, 11/21/2024	1,592,122	0.1
732,000	AbbVie, Inc., 4.050%, 11/21/2039	629,613	0.0
1,257,000	AbbVie, Inc., 4.300%, 05/14/2036	1,136,551	0.1
1,964,000	AbbVie, Inc., 4.400%, 11/06/2042	1,712,582	0.1
579,000	AbbVie, Inc., 4.500%, 05/14/2035	538,405	0.0
292,000	AbbVie, Inc., 4.550%, 03/15/2035	274,088	0.0
1,700,000	AbbVie, Inc., 4.625%, 10/01/2042	1,517,763	0.1
2,403,000	Aetna, Inc., 4.500%, 05/15/2042	2,084,732	0.1
327,000 (1)	Alcon Finance Corp., 5.375%, 12/06/2032	329,688	0.0
474,000 (1)	Alcon Finance Corp., 5.750%, 12/06/2052	477,667	0.0
473,000	Altria Group, Inc., 2.450%, 02/04/2032	357,992	0.0
918,000	Altria Group, Inc., 3.700%, 02/04/2051	578,404	0.0
301,000	Altria Group, Inc., 4.800%, 02/14/2029	289,446	0.0
730,000	Altria Group, Inc., 5.800%, 02/14/2039	675,956	0.0
543,000	Altria Group, Inc., 5.950%, 02/14/2049	485,363	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,375,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	$1,303,802	0.1
3,000,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	2,742,347	0.1
1,260,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	1,262,820	0.1
2,362,000	BAT Capital Corp., 2.259%, 03/25/2028	1,964,194	0.1
483,000	BAT Capital Corp., 2.726%, 03/25/2031	377,960	0.0
140,000	BAT Capital Corp., 3.557%, 08/15/2027	128,121	0.0
866,000	BAT Capital Corp., 3.734%, 09/25/2040	590,881	0.0
419,000	BAT Capital Corp., 4.390%, 08/15/2037	327,139	0.0
1,250,000	BAT International Finance PLC, 4.448%, 03/16/2028	1,159,898	0.1
1,150,000	Baxter International, Inc., 2.272%, 12/01/2028	982,911	0.1
1,158,000	Bristol-Myers Squibb Co., 3.700%, 03/15/2052	906,831	0.0
1,757,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	1,570,850	0.1
374,000 (1)	Cargill, Inc., 2.125%, 04/23/2030	308,788	0.0
831,000 (1)	Cargill, Inc., 2.125%, 11/10/2031	658,154	0.0
310,000 (1)	Cargill, Inc., 3.125%, 05/25/2051	215,026	0.0
388,000 (1)	Cargill, Inc., 4.375%, 04/22/2052	338,499	0.0
374,000 (1)	Cargill, Inc., 5.125%, 10/11/2032	375,850	0.0
1,137,000	Centene Corp., 3.000%, 10/15/2030	934,619	0.1
2,195,000	Cigna Corp., 3.250%, 04/15/2025	2,115,659	0.1
271,000	Cigna Corp., 3.400%, 03/15/2050	193,323	0.0
3,900,000	Cigna Corp., 4.800%, 08/15/2038	3,635,506	0.2
346,000	Cigna Corp., 4.900%, 12/15/2048	313,574	0.0
1,168,000 (1)	CSL Finance PLC, 4.250%, 04/27/2032	1,103,155	0.1
404,000 (1)	CSL Finance PLC, 4.625%, 04/27/2042	361,980	0.0

See Accompanying Notes to Financial Statements
97

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
668,000 (1)	CSL Finance PLC, 4.750%, 04/27/2052	$607,164	0.0
278,000 (1)	CSL Finance PLC, 4.950%, 04/27/2062	247,537	0.0
798,000	CVS Health Corp., 2.700%, 08/21/2040	554,297	0.0
1,075,000	CVS Health Corp., 3.875%, 07/20/2025	1,050,060	0.1
1,886,000	CVS Health Corp., 4.125%, 04/01/2040	1,576,884	0.1
3,000,000	CVS Health Corp., 4.780%, 03/25/2038	2,744,769	0.1
375,000	CVS Health Corp., 5.050%, 03/25/2048	338,488	0.0
159,000	CVS Health Corp., 5.125%, 07/20/2045	145,691	0.0
49,540	CVS Pass-Through Trust, 6.943%, 01/10/2030	50,462	0.0
1,237,000 (1)	Fresenius Medical Care US Finance III, Inc., 1.875%, 12/01/2026	1,050,565	0.1
1,000,000	Global Payments, Inc., 1.200%, 03/01/2026	872,758	0.0
670,000	Global Payments, Inc., 2.650%, 02/15/2025	630,895	0.0
1,676,000	Global Payments, Inc., 3.200%, 08/15/2029	1,428,128	0.1
385,000	Global Payments, Inc., 5.950%, 08/15/2052	350,012	0.0
614,000	GSK Consumer Healthcare Capital US LLC, 3.375%, 03/24/2029	553,397	0.0
218,000	HCA, Inc., 2.375%, 07/15/2031	170,225	0.0
440,000 (1)	HCA, Inc., 3.125%, 03/15/2027	400,681	0.0
211,000	HCA, Inc., 3.500%, 09/01/2030	182,478	0.0
1,166,000	HCA, Inc., 4.125%, 06/15/2029	1,066,891	0.1
670,000 (1)	HCA, Inc., 4.375%, 03/15/2042	536,403	0.0
1,604,000	HCA, Inc., 4.500%, 02/15/2027	1,548,285	0.1
772,000	HCA, Inc., 5.250%, 04/15/2025	768,183	0.0
1,115,000	Humana, Inc., 1.350%, 02/03/2027	965,588	0.1
178,000	Humana, Inc., 3.125%, 08/15/2029	156,405	0.0
305,000	Humana, Inc., 5.750%, 03/01/2028	311,983	0.0
407,000	Johnson & Johnson, 3.625%, 03/03/2037	363,207	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
296,000	Kraft Heinz Foods Co., 5.000%, 06/04/2042	$269,076	0.0
294,000	Kraft Heinz Foods Co., 5.200%, 07/15/2045	272,699	0.0
1,870,000 (1)	Mars, Inc., 3.875%, 04/01/2039	1,594,709	0.1
405,000	Merck & Co., Inc., 2.750%, 12/10/2051	272,577	0.0
884,000	Mylan, Inc., 5.200%, 04/15/2048	661,647	0.0
910,000 (1)	Nestle Holdings, Inc., 3.900%, 09/24/2038	813,194	0.0
1,116,000 (1)	Nestle Holdings, Inc., 4.125%, 10/01/2027	1,091,670	0.1
801,000 (1)	Nestle Holdings, Inc., 4.700%, 01/15/2053	758,249	0.0
233,000	PayPal Holdings, Inc., 2.300%, 06/01/2030	191,939	0.0
1,033,000 (2)	PayPal Holdings, Inc., 4.400%, 06/01/2032	975,347	0.1
2,526,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	2,309,487	0.1
385,000	Reynolds American, Inc., 5.700%, 08/15/2035	348,784	0.0
560,000	Reynolds American, Inc., 5.850%, 08/15/2045	479,320	0.0
624,000	Reynolds American, Inc., 6.150%, 09/15/2043	559,144	0.0
480,000 (1)	Roche Holdings, Inc., 2.607%, 12/13/2051	313,147	0.0
537,000	Royalty Pharma PLC, 1.200%, 09/02/2025	481,097	0.0
796,000	Royalty Pharma PLC, 1.750%, 09/02/2027	674,957	0.0
329,000	S&P Global, Inc., 1.250%, 08/15/2030	253,777	0.0
1,000,000 (1)	S&P Global, Inc., 2.700%, 03/01/2029	882,261	0.0
1,252,000 (1)	S&P Global, Inc., 2.900%, 03/01/2032	1,071,387	0.1
1,217,000 (1)	S&P Global, Inc., 3.700%, 03/01/2052	945,410	0.1
342,000	Thermo Fisher Scientific, Inc., 4.800%, 11/21/2027	343,718	0.0
830,000 (1)(2)	Triton Container International Ltd., 2.050%, 04/15/2026	721,721	0.0
482,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	375,676	0.0
485,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	353,755	0.0
245,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	185,109	0.0

See Accompanying Notes to Financial Statements
98

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,111,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	$912,543	0.0
493,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	394,445	0.0
265,000	UnitedHealth Group, Inc., 4.750%, 05/15/2052	246,149	0.0
1,024,000	UnitedHealth Group, Inc., 5.300%, 02/15/2030	1,057,723	0.1
838,000	UnitedHealth Group, Inc., 5.350%, 02/15/2033	867,317	0.0
699,000	UnitedHealth Group, Inc., 5.875%, 02/15/2053	759,353	0.0
586,000	UnitedHealth Group, Inc., 6.050%, 02/15/2063	640,107	0.0
265,000	Utah Acquisition Sub, Inc., 5.250%, 06/15/2046	201,364	0.0
553,000	Viatris, Inc., 2.700%, 06/22/2030	433,529	0.0
1,663,000	Viatris, Inc., 3.850%, 06/22/2040	1,120,301	0.1
124,000	Viatris, Inc., 4.000%, 06/22/2050	76,829	0.0
		79,240,097	3.3
	Energy: 1.8%
277,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	248,652	0.0
366,000	BP Capital Markets America, Inc., 1.749%, 08/10/2030	292,617	0.0
321,000	BP Capital Markets America, Inc., 2.772%, 11/10/2050	206,371	0.0
752,000 (3)	BP Capital Markets PLC, 4.875%, 12/31/2199	660,350	0.0
205,000	Canadian Natural Resources Ltd., 6.750%, 02/01/2039	212,917	0.0
3,558,000	Coterra Energy, Inc., 3.900%, 05/15/2027	3,327,638	0.2
181,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	159,191	0.0
885,000	Diamondback Energy, Inc., 6.250%, 03/15/2033	901,007	0.0
796,000	Diamondback Energy, Inc., 6.250%, 03/15/2053	773,490	0.0
979,000 (3)	Enbridge, Inc., 5.750%, 07/15/2080	887,677	0.0
631,000 (3)	Enbridge, Inc., 7.375%, 01/15/2083	614,880	0.0
631,000 (3)	Enbridge, Inc., 7.625%, 01/15/2083	625,706	0.0
582,000	Energy Transfer L.P., 4.250%, 04/01/2024	571,810	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
154,000	Energy Transfer L.P., 4.900%, 03/15/2035	$137,689	0.0
1,625,000	Energy Transfer L.P., 5.300%, 04/01/2044	1,378,759	0.1
1,086,000	Energy Transfer L.P., 5.300%, 04/15/2047	908,869	0.1
845,000	Energy Transfer L.P., 5.350%, 05/15/2045	720,220	0.0
2,009,000	Energy Transfer L.P., 5.750%, 02/15/2033	1,969,393	0.1
399,000	Energy Transfer L.P., 5.800%, 06/15/2038	366,791	0.0
1,067,000	Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,059,550	0.1
1,385,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	1,347,762	0.1
453,000	Enterprise Products Operating LLC, 3.950%, 01/31/2060	329,187	0.0
218,000	Enterprise Products Operating LLC, 4.200%, 01/31/2050	172,454	0.0
1,200,000 (3)	Enterprise Products Operating LLC, 7.630%, 08/16/2077	1,087,713	0.1
826,000	Equinor ASA, 3.125%, 04/06/2030	743,583	0.0
1,000,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	983,633	0.1
920,000	Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	831,142	0.0
786,000	Kinder Morgan, Inc., 5.550%, 06/01/2045	720,362	0.0
639,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	536,376	0.0
543,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	455,933	0.0
752,000	Marathon Petroleum Corp., 5.125%, 12/15/2026	748,433	0.0
1,100,000	MPLX L.P., 4.000%, 03/15/2028	1,025,087	0.1
202,000	MPLX L.P., 4.700%, 04/15/2048	160,292	0.0
504,000	MPLX L.P., 5.200%, 12/01/2047	431,046	0.0
309,000	MPLX L.P., 5.500%, 02/15/2049	273,051	0.0

See Accompanying Notes to Financial Statements
99

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
611,000 (1)	Northern Natural Gas Co., 3.400%, 10/16/2051	$414,742	0.0
350,000	ONEOK Partners L.P., 6.125%, 02/01/2041	331,632	0.0
908,000	ONEOK Partners L.P., 6.200%, 09/15/2043	866,140	0.0
112,000	ONEOK, Inc., 3.100%, 03/15/2030	94,102	0.0
766,000	ONEOK, Inc., 5.850%, 01/15/2026	776,048	0.0
510,000	Phillips 66, 0.900%, 02/15/2024	487,637	0.0
399,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	346,823	0.0
761,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.800%, 09/15/2030	663,160	0.0
1,779,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	1,742,662	0.1
500,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	389,297	0.0
982,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	924,819	0.1
906,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	889,740	0.0
584,000 (1)	Santos Finance Ltd., 3.649%, 04/29/2031	464,746	0.0
587,000	Shell International Finance BV, 4.000%, 05/10/2046	481,464	0.0
1,262,000	Shell International Finance BV, 4.125%, 05/11/2035	1,174,689	0.1
201,000	Targa Resources Corp., 6.250%, 07/01/2052	190,725	0.0
1,136,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	1,027,285	0.1
2,000,000	TotalEnergies Capital Canada Ltd., 2.750%, 07/15/2023	1,975,209	0.1
500,000	TotalEnergies Capital International SA, 2.986%, 06/29/2041	374,519	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
3,804,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	$3,701,399	0.2
1,017,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	926,746	0.1
		44,113,215	1.8
	Financial: 6.2%
600,000 (1)(3)	ABN AMRO Bank NV, 3.324%, 03/13/2037	435,114	0.0
69,000	Alleghany Corp., 3.250%, 08/15/2051	48,880	0.0
681,000	Alleghany Corp., 3.625%, 05/15/2030	633,258	0.0
25,000	Alleghany Corp., 4.900%, 09/15/2044	23,037	0.0
1,327,000 (3)	American Express Co., 4.420%, 08/03/2033	1,257,520	0.1
462,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	357,558	0.0
398,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	335,847	0.0
298,000	American Homes 4 Rent L.P., 4.300%, 04/15/2052	219,725	0.0
230,000	American International Group, Inc., 3.900%, 04/01/2026	223,071	0.0
419,000	American Tower Corp., 3.650%, 03/15/2027	391,962	0.0
842,000 (1)	Antares Holdings L.P., 2.750%, 01/15/2027	675,556	0.0
599,000 (1)(3)	ASB Bank Ltd., 5.284%, 06/17/2032	566,430	0.0
937,000	Assurant, Inc., 3.700%, 02/22/2030	795,567	0.0
445,000	Athene Holding Ltd., 6.650%, 02/01/2033	441,382	0.0
486,000	AvalonBay Communities, Inc., 5.000%, 02/15/2033	479,752	0.0
789,000 (1)	Aviation Capital Group LLC, 1.950%, 09/20/2026	669,380	0.0
503,000 (1)	Aviation Capital Group LLC, 3.500%, 11/01/2027	440,131	0.0
452,000 (1)	Aviation Capital Group LLC, 3.875%, 05/01/2023	448,383	0.0
863,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	848,385	0.0
1,094,000 (1)	Avolon Holdings Funding Ltd., 2.528%, 11/18/2027	876,040	0.0
710,000 (1)	Avolon Holdings Funding Ltd., 2.750%, 02/21/2028	571,038	0.0
1,345,000 (1)	Avolon Holdings Funding Ltd., 4.250%, 04/15/2026	1,220,827	0.1

See Accompanying Notes to Financial Statements
100

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,000,000 (3)	Banco Bilbao Vizcaya Argentaria SA, 6.138%, 09/14/2028	$1,002,923	0.1
1,000,000	Banco Santander SA, 2.746%, 05/28/2025	936,779	0.1
600,000 (3)	Banco Santander SA, 3.225%, 11/22/2032	454,454	0.0
3,495,000 (3)	Bank of America Corp., 1.197%, 10/24/2026	3,110,653	0.1
3,375,000 (3)	Bank of America Corp., 1.530%, 12/06/2025	3,115,169	0.1
4,767,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	4,182,308	0.2
1,668,000 (3)	Bank of America Corp., 1.843%, 02/04/2025	1,599,930	0.1
225,000 (3)	Bank of America Corp., 2.015%, 02/13/2026	209,028	0.0
1,506,000 (3)	Bank of America Corp., 2.087%, 06/14/2029	1,269,944	0.1
806,000 (3)	Bank of America Corp., 2.572%, 10/20/2032	633,260	0.0
405,000 (3)	Bank of America Corp., 2.676%, 06/19/2041	273,902	0.0
1,136,000 (3)	Bank of America Corp., 2.687%, 04/22/2032	911,964	0.0
814,000 (3)	Bank of America Corp., 3.194%, 07/23/2030	701,789	0.0
1,385,000 (3)	Bank of America Corp., 3.593%, 07/21/2028	1,277,204	0.1
727,000 (3)	Bank of America Corp., 3.846%, 03/08/2037	603,868	0.0
435,000 (3)	Bank of America Corp., 3.970%, 03/05/2029	402,153	0.0
158,000 (3)	Bank of America Corp., 4.083%, 03/20/2051	124,411	0.0
814,000 (3)	Bank of America Corp., 4.271%, 07/23/2029	760,592	0.0
856,000 (3)	Bank of America Corp., 4.571%, 04/27/2033	785,405	0.0
2,193,000 (3)	Bank of America Corp., 5.015%, 07/22/2033	2,088,492	0.1
512,000 (3)	Bank of America Corp., 6.204%, 11/10/2028	529,545	0.0
960,000 (3)	Bank of New York Mellon Corp./The, 5.834%, 10/25/2033	998,233	0.1
2,335,000 (3)	Bank of Nova Scotia/The, 4.588%, 05/04/2037	1,998,658	0.1
798,000 (1)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	650,986	0.0
363,000 (1)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	267,552	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,492,000 (1)	Blackstone Holdings Finance Co. LLC, 2.850%, 08/05/2051	$872,411	0.0
630,000 (1)	Blackstone Holdings Finance Co. LLC, 3.200%, 01/30/2052	404,594	0.0
1,168,000 (1)	Blackstone Holdings Finance Co. LLC, 6.200%, 04/22/2033	1,181,002	0.1
433,000	Blackstone Private Credit Fund, 4.000%, 01/15/2029	358,004	0.0
955,000 (1)	BPCE SA, 5.700%, 10/22/2023	948,108	0.1
725,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	632,348	0.0
476,000 (3)	Capital One Financial Corp., 3.273%, 03/01/2030	407,886	0.0
771,000	CBRE Services, Inc., 2.500%, 04/01/2031	609,542	0.0
1,338,000	Chubb INA Holdings, Inc., 1.375%, 09/15/2030	1,041,701	0.1
561,000	CI Financial Corp., 4.100%, 06/15/2051	332,435	0.0
806,000 (3)	Citigroup, Inc., 1.462%, 06/09/2027	700,083	0.0
745,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	547,029	0.0
1,661,000 (1)	Corebridge Financial, Inc., 3.850%, 04/05/2029	1,516,286	0.1
878,000 (1)	Corebridge Financial, Inc., 3.900%, 04/05/2032	769,230	0.0
2,333,000 (1)(3)	Corebridge Financial, Inc., 6.875%, 12/15/2052	2,166,635	0.1
718,000 (1)(3)	Credit Agricole SA, 4.750%, 12/31/2199	577,213	0.0
6,000,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	5,824,236	0.3
1,128,000	Credit Suisse AG/New York NY, 1.250%, 08/07/2026	913,988	0.1
1,030,000	Credit Suisse AG/New York NY, 5.000%, 07/09/2027	940,333	0.1
445,000	Crown Castle, Inc., 2.900%, 03/15/2027	405,406	0.0
760,000	CubeSmart L.P., 2.250%, 12/15/2028	627,776	0.0
1,870,000 (1)(3)	Danske Bank A/S, 1.621%, 09/11/2026	1,648,733	0.1

See Accompanying Notes to Financial Statements
101

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
813,000 (1)(3)	Depository Trust & Clearing Corp./The, 3.375%, 12/31/2199	$644,303	0.0
251,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	268,883	0.0
340,000	Hartford Financial Services Group, Inc./The, 5.950%, 10/15/2036	340,081	0.0
2,813,000 (1)	Hartford Financial Services Group, Inc./The, 6.731%, (US0003M + 2.125%), 02/12/2067	2,361,879	0.1
1,355,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	1,169,862	0.1
1,875,000 (3)	HSBC Holdings PLC, 2.206%, 08/17/2029	1,516,698	0.1
1,331,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,250,903	0.1
1,037,000 (3)	HSBC Holdings PLC, 2.999%, 03/10/2026	975,492	0.1
1,982,000 (3)	HSBC Holdings PLC, 4.041%, 03/13/2028	1,829,359	0.1
1,250,000	HSBC Holdings PLC, 4.300%, 03/08/2026	1,210,528	0.1
1,710,000 (3)	HSBC Holdings PLC, 4.600%, 12/31/2199	1,334,627	0.1
658,000 (3)	HSBC Holdings PLC, 5.210%, 08/11/2028	635,874	0.0
742,000 (3)	HSBC Holdings PLC, 7.390%, 11/03/2028	781,124	0.0
1,809,000 (1)	Intact Financial Corp., 5.459%, 09/22/2032	1,790,371	0.1
1,059,000	Intercontinental Exchange, Inc., 2.650%, 09/15/2040	738,480	0.0
3,319,000	Intercontinental Exchange, Inc., 4.600%, 03/15/2033	3,183,710	0.1
200,000 (1)	Intesa Sanpaolo SpA, 7.000%, 11/21/2025	204,194	0.0
507,000 (1)(3)	Intesa Sanpaolo SpA, 8.248%, 11/21/2033	515,789	0.0
1,839,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	1,524,032	0.1
2,030,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	1,893,428	0.1
1,184,000 (3)	JPMorgan Chase & Co., 1.040%, 02/04/2027	1,031,196	0.1
1,023,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	886,981	0.0
754,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	663,380	0.0
1,465,000 (3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	1,226,096	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
381,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	$333,711	0.0
1,537,000 (3)	JPMorgan Chase & Co., 2.545%, 11/08/2032	1,218,769	0.1
304,000 (3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	286,052	0.0
2,438,000 (3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	2,208,918	0.1
255,000 (3)	JPMorgan Chase & Co., 3.109%, 04/22/2051	168,181	0.0
853,000 (3)	JPMorgan Chase & Co., 3.964%, 11/15/2048	669,343	0.0
372,000 (3)	JPMorgan Chase & Co., 4.912%, 07/25/2033	355,300	0.0
2,593,000 (3)	JPMorgan Chase & Co., 5.717%, 09/14/2033	2,538,663	0.1
435,000	Kite Realty Group L.P., 4.000%, 10/01/2026	401,100	0.0
339,000 (1)	Liberty Mutual Group, Inc., 5.500%, 06/15/2052	305,900	0.0
2,640,000	Main Street Capital Corp., 3.000%, 07/14/2026	2,278,241	0.1
684,000	Main Street Capital Corp., 5.200%, 05/01/2024	674,561	0.0
620,000 (3)	Morgan Stanley, 0.791%, 01/22/2025	586,800	0.0
1,590,000 (3)	Morgan Stanley, 1.512%, 07/20/2027	1,381,723	0.1
1,340,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	1,177,049	0.1
1,074,000 (3)	Morgan Stanley, 2.188%, 04/28/2026	998,952	0.1
1,117,000 (3)	Morgan Stanley, 2.239%, 07/21/2032	859,631	0.0
444,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	395,138	0.0
499,000 (3)	Morgan Stanley, 2.720%, 07/22/2025	477,350	0.0
983,000 (3)	Morgan Stanley, 2.802%, 01/25/2052	609,414	0.0
1,562,000 (3)	Morgan Stanley, 3.591%, 07/22/2028	1,435,204	0.1
585,000 (3)	Morgan Stanley, 3.737%, 04/24/2024	581,912	0.0
538,000	Morgan Stanley, 3.875%, 01/27/2026	521,414	0.0
4,000,000	Morgan Stanley, 4.000%, 07/23/2025	3,909,868	0.2
1,821,000 (3)	Morgan Stanley, 5.297%, 04/20/2037	1,670,012	0.1
645,000 (3)	Morgan Stanley, 6.296%, 10/18/2028	666,980	0.0
4,375,000 (3)	Morgan Stanley, 6.342%, 10/18/2033	4,598,140	0.2

See Accompanying Notes to Financial Statements
102

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,983,000	Northern Trust Corp., 6.125%, 11/02/2032	$2,097,306	0.1
1,611,000 (1)	Northwestern Mutual Global Funding, 1.700%, 06/01/2028	1,364,249	0.1
1,044,000	Old Republic International Corp., 3.850%, 06/11/2051	720,432	0.0
5,000,000	ORIX Corp., 3.250%, 12/04/2024	4,818,994	0.2
2,781,000 (3)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	2,410,179	0.1
295,000	Piedmont Operating Partnership L.P., 2.750%, 04/01/2032	207,204	0.0
1,130,000	Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	1,110,722	0.1
388,000	Prologis L.P., 2.250%, 01/15/2032	308,556	0.0
365,000	Public Storage, 1.950%, 11/09/2028	312,054	0.0
167,000	Realty Income Corp., 3.950%, 08/15/2027	159,486	0.0
575,000	Realty Income Corp., 4.875%, 06/01/2026	572,566	0.0
448,000	Sabra Health Care L.P., 3.200%, 12/01/2031	334,366	0.0
640,000 (3)	Santander UK Group Holdings PLC, 2.469%, 01/11/2028	547,381	0.0
584,000	Sun Communities Operating L.P., 4.200%, 04/15/2032	515,949	0.0
467,000 (3)	Truist Financial Corp., 1.267%, 03/02/2027	414,281	0.0
2,470,000	UBS AG, 5.125%, 05/15/2024	2,443,183	0.1
750,000 (1)(3)	UBS Group AG, 1.364%, 01/30/2027	657,618	0.0
383,000 (1)(3)	UBS Group AG, 2.095%, 02/11/2032	289,222	0.0
452,000 (1)(3)	UBS Group AG, 2.746%, 02/11/2033	350,455	0.0
812,000 (1)(3)	UBS Group AG, 3.179%, 02/11/2043	560,696	0.0
633,000 (1)(3)	UBS Group AG, 4.751%, 05/12/2028	606,744	0.0
936,000 (3)	US Bancorp, 5.850%, 10/21/2033	974,725	0.1
163,000	Ventas Realty L.P., 5.700%, 09/30/2043	149,235	0.0
822,000	Visa, Inc., 4.150%, 12/14/2035	779,601	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
207,000	Visa, Inc., 4.300%, 12/14/2045	$190,074	0.0
370,000 (3)	Wells Fargo & Co., 2.164%, 02/11/2026	345,216	0.0
1,678,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	1,588,003	0.1
471,000 (3)	Wells Fargo & Co., 3.068%, 04/30/2041	337,701	0.0
418,000 (3)	Wells Fargo & Co., 5.013%, 04/04/2051	370,358	0.0
1,750,000	XLIT Ltd., 5.500%, 03/31/2045	1,661,935	0.1
		150,757,111	6.2
	Industrial: 1.2%
410,000	Avnet, Inc., 5.500%, 06/01/2032	379,756	0.0
1,201,000	Berry Global, Inc., 0.950%, 02/15/2024	1,138,352	0.1
1,472,000	Berry Global, Inc., 1.650%, 01/15/2027	1,260,956	0.1
1,213,000	Boeing Co/The, 3.250%, 02/01/2028	1,103,672	0.1
446,000	Boeing Co/The, 3.250%, 02/01/2035	340,521	0.0
340,000 (2)	Boeing Co/The, 3.625%, 02/01/2031	298,744	0.0
120,000	Boeing Co/The, 3.850%, 11/01/2048	82,900	0.0
768,000	Boeing Co/The, 4.875%, 05/01/2025	762,811	0.0
980,000	Boeing Co/The, 5.150%, 05/01/2030	958,530	0.1
288,000	Boeing Co/The, 5.805%, 05/01/2050	268,494	0.0
1,161,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	948,551	0.0
1,435,000	Burlington Northern Santa Fe LLC, 4.450%, 01/15/2053	1,283,020	0.1
763,000	CSX Corp., 4.500%, 11/15/2052	666,624	0.0
1,684,000	CSX Corp., 4.650%, 03/01/2068	1,429,432	0.1
361,000	FedEx Corp., 3.900%, 02/01/2035	308,095	0.0
678,000	FedEx Corp., 4.400%, 01/15/2047	543,768	0.0
484,000	John Deere Capital Corp., 3.350%, 04/18/2029	448,292	0.0
740,000	John Deere Capital Corp., 4.350%, 09/15/2032	721,213	0.0

See Accompanying Notes to Financial Statements
103

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
772,000 (1)(2)	Komatsu Finance America, Inc., 5.499%, 10/06/2027	$786,862	0.0
619,000	Lockheed Martin Corp., 5.700%, 11/15/2054	652,620	0.0
290,000	Lockheed Martin Corp., 5.900%, 11/15/2063	313,439	0.0
387,000	Norfolk Southern Corp., 4.100%, 05/15/2121	269,540	0.0
1,295,000 (1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/2025	1,140,757	0.1
1,661,000 (1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.700%, 06/15/2026	1,455,002	0.1
118,000	Raytheon Technologies Corp., 3.650%, 08/16/2023	117,023	0.0
1,423,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	1,298,501	0.1
2,066,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	1,867,667	0.1
1,070,000 (1)	Sealed Air Corp., 1.573%, 10/15/2026	925,326	0.0
1,322,000 (1)	SMBC Aviation Capital Finance DAC, 1.900%, 10/15/2026	1,126,968	0.1
2,250,000 (1)	TTX Co., 3.600%, 01/15/2025	2,170,911	0.1
582,000 (1)	TTX Co., 5.650%, 12/01/2052	588,380	0.0
1,190,000	Union Pacific Corp., 3.500%, 02/14/2053	899,729	0.0
608,000	Union Pacific Corp., 5.150%, 01/20/2063	588,133	0.0
575,000	Waste Connections, Inc., 4.200%, 01/15/2033	535,816	0.0
		27,680,405	1.2
	Technology: 1.5%
1,716,000	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	1,599,525	0.1
1,658,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	1,465,848	0.1
838,000	Apple, Inc., 2.650%, 02/08/2051	556,670	0.0
643,000	Apple, Inc., 2.850%, 08/05/2061	416,812	0.0
390,000 (2)	Apple, Inc., 3.350%, 08/08/2032	355,222	0.0
2,489,000	Apple, Inc., 3.750%, 09/12/2047	2,080,266	0.1
2,000,000	Apple, Inc., 3.850%, 05/04/2043	1,734,460	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
2,549,000	Apple, Inc., 3.950%, 08/08/2052	$2,180,634	0.1
390,000	Apple, Inc., 4.100%, 08/08/2062	326,575	0.0
800,000 (1)	Broadcom, Inc., 4.926%, 05/15/2037	700,765	0.0
1,000,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	1,021,385	0.1
1,840,000	HP, Inc., 2.650%, 06/17/2031	1,437,871	0.1
238,000	HP, Inc., 4.000%, 04/15/2029	217,738	0.0
550,000 (2)	HP, Inc., 4.750%, 01/15/2028	534,611	0.0
638,000	Intel Corp., 3.100%, 02/15/2060	396,125	0.0
1,219,000	Intel Corp., 3.250%, 11/15/2049	835,031	0.0
384,000	Intel Corp., 5.050%, 08/05/2062	339,093	0.0
1,264,000	International Business Machines Corp., 3.500%, 05/15/2029	1,164,635	0.1
758,000 (2)	International Business Machines Corp., 4.400%, 07/27/2032	725,500	0.0
792,000	International Business Machines Corp., 4.900%, 07/27/2052	724,278	0.0
1,206,000	KLA Corp., 4.950%, 07/15/2052	1,127,078	0.1
644,000	KLA Corp., 5.250%, 07/15/2062	622,618	0.0
564,000	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	460,837	0.0
1,563,000	Kyndryl Holdings, Inc., 2.700%, 10/15/2028	1,175,462	0.1
283,000	Kyndryl Holdings, Inc., 3.150%, 10/15/2031	189,175	0.0
900,000	Microchip Technology, Inc., 2.670%, 09/01/2023	883,456	0.1
3,061,000	Microsoft Corp., 2.921%, 03/17/2052	2,181,490	0.1
298,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	186,817	0.0
143,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	123,898	0.0
2,015,000	Oracle Corp., 2.300%, 03/25/2028	1,748,837	0.1
178,000	Oracle Corp., 3.600%, 04/01/2050	120,586	0.0

See Accompanying Notes to Financial Statements
104

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
998,000	Oracle Corp., 3.650%, 03/25/2041	$740,477	0.0
1,228,000	Oracle Corp., 3.800%, 11/15/2037	976,666	0.1
148,000	Oracle Corp., 3.850%, 07/15/2036	121,529	0.0
315,000	Oracle Corp., 3.950%, 03/25/2051	225,799	0.0
1,011,000	Oracle Corp., 4.000%, 11/15/2047	743,243	0.0
632,000	Oracle Corp., 6.150%, 11/09/2029	657,490	0.0
429,000	Oracle Corp., 6.900%, 11/09/2052	461,460	0.0
152,000 (2)	QUALCOMM, Inc., 5.400%, 05/20/2033	158,766	0.0
1,230,000	QUALCOMM, Inc., 6.000%, 05/20/2053	1,314,168	0.1
525,000 (1)	Renesas Electronics Corp., 2.170%, 11/25/2026	450,647	0.0
1,173,000	Salesforce, Inc., 2.700%, 07/15/2041	841,932	0.0
389,000	Texas Instruments, Inc., 3.650%, 08/16/2032	361,847	0.0
577,000	Texas Instruments, Inc., 4.100%, 08/16/2052	515,723	0.0
809,000	VMware, Inc., 1.400%, 08/15/2026	706,272	0.0
		35,909,317	1.5
	Utilities: 2.9%
1,198,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	1,151,906	0.1
1,068,000	AES Corp./The, 1.375%, 01/15/2026	949,519	0.1
880,000 (1)	AES Corp./The, 3.950%, 07/15/2030	780,208	0.0
663,000 (3)	American Electric Power Co., Inc., 3.875%, 02/15/2062	517,326	0.0
503,000 (1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	414,134	0.0
1,377,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	1,257,590	0.1
181,000	Appalachian Power Co., 3.700%, 05/01/2050	132,674	0.0
323,000	Avangrid, Inc., 3.200%, 04/15/2025	308,948	0.0
912,000	Baltimore Gas and Electric Co., 2.250%, 06/15/2031	741,092	0.0
583,000	Black Hills Corp., 3.050%, 10/15/2029	495,838	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,800,000	Black Hills Corp., 4.250%, 11/30/2023	$1,790,520	0.1
272,000	Black Hills Corp., 4.350%, 05/01/2033	240,128	0.0
750,000	CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	595,181	0.0
537,000 (3)	CMS Energy Corp., 3.750%, 12/01/2050	405,739	0.0
600,000 (3)	CMS Energy Corp., 4.750%, 06/01/2050	520,476	0.0
400,000	Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	394,325	0.0
1,586,000 (3)	Dominion Energy, Inc., 4.350%, 12/31/2199	1,340,064	0.1
1,531,000 (3)	Dominion Energy, Inc., 4.650%, 12/31/2199	1,347,280	0.1
961,000	Dominion Energy, Inc., 5.375%, 11/15/2032	955,544	0.1
405,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	339,095	0.0
1,186,000	Duke Energy Carolinas LLC, 3.700%, 12/01/2047	907,981	0.0
116,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	90,559	0.0
824,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	685,374	0.0
14,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	12,146	0.0
360,000 (3)	Duke Energy Corp., 4.875%, 12/31/2199	329,400	0.0
794,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	650,498	0.0
130,000	Duke Energy Florida LLC, 4.200%, 07/15/2048	109,621	0.0
372,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	398,288	0.0
479,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	364,958	0.0
180,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	151,887	0.0
21,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	17,684	0.0
1,029,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	866,003	0.0
485,000 (1)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	385,412	0.0
262,000 (1)	Enel Finance America LLC, 7.100%, 10/14/2027	271,372	0.0
841,000 (1)	Enel Finance International NV, 7.500%, 10/14/2032	891,280	0.0
877,000 (1)	Enel Finance International NV, 7.750%, 10/14/2052	941,603	0.0

See Accompanying Notes to Financial Statements
105

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
699,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	$424,507	0.0
129,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	90,232	0.0
383,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	315,395	0.0
1,626,000	Entergy Corp., 0.900%, 09/15/2025	1,449,547	0.1
745,000	Entergy Corp., 2.400%, 06/15/2031	593,566	0.0
417,000	Entergy Corp., 2.800%, 06/15/2030	353,175	0.0
1,749,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	1,217,544	0.1
925,000	Eversource Energy, 1.400%, 08/15/2026	812,888	0.0
1,070,000	Eversource Energy, 2.900%, 03/01/2027	986,728	0.1
1,505,000	Georgia Power Co., 2.200%, 09/15/2024	1,436,190	0.1
1,310,000	Georgia Power Co., 5.750%, 04/15/2023	1,314,380	0.1
3,640,000	Interstate Power and Light Co., 3.250%, 12/01/2024	3,513,905	0.2
289,000 (1)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	234,140	0.0
2,802,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	2,709,489	0.1
411,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	393,677	0.0
2,745,000	Mississippi Power Co., 4.250%, 03/15/2042	2,238,098	0.1
266,000	Mississippi Power Co., 4.750%, 10/15/2041	217,216	0.0
830,000 (1)	Monongahela Power Co., 3.550%, 05/15/2027	781,379	0.0
188,000 (1)	Narragansett Electric Co/The, 3.395%, 04/09/2030	168,414	0.0
1,490,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	1,244,036	0.1
616,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	508,400	0.0
825,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	764,354	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,507,000 (3)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	$1,397,818	0.1
333,000 (2)	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	348,613	0.0
1,750,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	1,551,306	0.1
863,000	NextEra Energy Capital Holdings, Inc., 1.900%, 06/15/2028	738,346	0.0
335,000	NextEra Energy Capital Holdings, Inc., 2.440%, 01/15/2032	271,199	0.0
1,215,000 (3)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	991,585	0.1
780,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	769,921	0.0
764,000	NiSource, Inc., 5.950%, 06/15/2041	776,293	0.0
526,000	NSTAR Electric Co., 1.950%, 08/15/2031	419,680	0.0
648,000	Oglethorpe Power Corp., 3.750%, 08/01/2050	467,720	0.0
1,185,000 (1)	Oncor Electric Delivery Co. LLC, 4.550%, 09/15/2032	1,163,892	0.1
951,000	ONE Gas, Inc., 1.100%, 03/11/2024	912,320	0.0
436,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	304,936	0.0
629,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	448,290	0.0
583,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	436,043	0.0
1,172,000	PacifiCorp, 5.350%, 12/01/2053	1,167,205	0.1
292,000	PECO Energy Co., 4.150%, 10/01/2044	249,582	0.0
1,176,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	942,848	0.0
1,331,000 (3)	Sempra Energy, 4.125%, 04/01/2052	1,037,174	0.1
1,315,000 (3)	Sempra Energy, 4.875%, 12/31/2199	1,219,242	0.1
1,541,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	1,201,129	0.1

See Accompanying Notes to Financial Statements
106

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,481,000 (3)	Southern Co/The, 3.750%, 09/15/2051	$1,199,538	0.1
1,280,000 (3)	Southern Co/The, 4.000%, 01/15/2051	1,168,000	0.1
780,000	Southern Co/The, 5.113%, 08/01/2027	778,414	0.0
160,000	Southwest Gas Corp., 4.050%, 03/15/2032	140,928	0.0
1,499,000	Southwestern Electric Power Co., 1.650%, 03/15/2026	1,342,379	0.1
580,000	Tampa Electric Co., 4.350%, 05/15/2044	483,662	0.0
998,000	Union Electric Co., 3.900%, 09/15/2042	821,659	0.0
850,000 (1)	Vistra Operations Co. LLC, 5.125%, 05/13/2025	835,805	0.0
711,000	Washington Gas Light Co., 3.650%, 09/15/2049	519,511	0.0
1,683,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	1,430,326	0.1
396,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	335,996	0.0
197,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	197,161	0.0
276,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	279,455	0.0
861,000	Wisconsin Electric Power Co., 1.700%, 06/15/2028	734,791	0.0
		70,601,680	2.9
	Total Corporate Bonds/Notes (Cost $549,571,917)	485,320,652	20.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 14.1%
1,013,664	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	719,639	0.0
1,223,439	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	1,029,117	0.1
210,906 (4)	Alternative Loan Trust 2005-J3 2A2, 0.611%, (-1.000*US0001M + 5.000%), 05/25/2035	7,214	0.0
1,116,061	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	568,624	0.0
1,536,937	Alternative Loan Trust 2007-23CB A3, 4.889%, (US0001M + 0.500%), 09/25/2037	696,915	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
70,439	Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/2037	$54,579	0.0
1,382,225 (1)	Bayview MSR Opportunity Master Fund Trust 2022-2 AF, 4.371%, (SOFR30A + 0.850%), 12/25/2051	1,266,842	0.1
476,480 (3)	Bear Stearns ALT-A Trust 2005-10 22A1, 3.787%, 01/25/2036	443,980	0.0
222,139 (3)	Bear Stearns ALT-A Trust 2005-4 23A1, 3.115%, 05/25/2035	206,585	0.0
760,575 (3)	Bear Stearns ALT-A Trust 2006-6 31A1, 3.602%, 11/25/2036	433,520	0.0
891,547 (3)	Bear Stearns ALT-A Trust 2006-6 32A1, 3.586%, 11/25/2036	477,501	0.0
2,054 (3)	Bear Stearns ARM Trust 2005-12 13A1, 3.953%, 02/25/2036	1,538	0.0
1,701,391	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 4.579%, (US0001M + 0.190%), 01/25/2037	1,447,726	0.1
85,816 (3)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.524%, 01/26/2036	69,017	0.0
3,300,000 (1)	Bellemeade RE 2021-3 A M1C Ltd., 5.478%, (SOFR30A + 1.550%), 09/25/2031	2,959,845	0.1
115,559 (3)	Chase Mortgage Finance Trust Series 2005-A1 1A1, 3.824%, 12/25/2035	104,786	0.0
1,287,508 (3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 3.793%, 11/25/2034	1,163,476	0.1
10,975 (3)	CHL Mortgage Pass-Through Trust 2004-HYB9 1A1, 3.671%, 02/20/2035	10,891	0.0
12,274	CHL Mortgage Pass-Through Trust 2005-2 2A3, 5.069%, (US0001M + 0.680%), 03/25/2035	10,718	0.0
1,420,910 (1)(3)	CIM Trust 2020-J1 B3, 3.444%, 07/25/2050	1,096,049	0.1

See Accompanying Notes to Financial Statements
107

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
498,186	Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/2037	$416,448	0.0
686,329 (3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.871%, 09/25/2037	590,476	0.0
662,380 (1)(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	625,362	0.0
21,453 (3)	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 3.885%, 08/25/2035	20,621	0.0
1,032,177	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/2035	994,741	0.1
183,195	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/2037	158,948	0.0
2,700,000 (1)	Connecticut Avenue Securities Trust 2020-R02 2B1, 7.389%, (US0001M + 3.000%), 01/25/2040	2,434,263	0.1
575,179 (1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 6.389%, (US0001M + 2.000%), 01/25/2040	566,829	0.0
1,500,000 (1)	Connecticut Avenue Securities Trust 2021-R01 1B1, 7.028%, (SOFR30A + 3.100%), 10/25/2041	1,413,836	0.1
1,500,000 (1)	Connecticut Avenue Securities Trust 2021-R03 1B1, 6.678%, (SOFR30A + 2.750%), 12/25/2041	1,388,019	0.1
8,600,000 (1)	Connecticut Avenue Securities Trust 2022-R01 1B1, 7.078%, (SOFR30A + 3.150%), 12/25/2041	8,096,503	0.3
1,000,000 (1)	Connecticut Avenue Securities Trust 2022-R08 1B1, 9.528%, (SOFR30A + 5.600%), 07/25/2042	1,011,525	0.1
717,582	Countrywide Alternative Loan Trust 2005-53T2 2A6, 4.889%, (US0001M + 0.500%), 11/25/2035	369,434	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
100,711 (3)	DSLA Mortgage Loan Trust 2004-AR3 2A1, 3.728%, 07/19/2044	$90,115	0.0
1,500,000 (1)	Eagle RE 2021-2 M1C Ltd., 7.378%, (SOFR30A + 3.450%), 04/25/2034	1,476,344	0.1
800,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 8.039%, (US0001M + 3.650%), 02/25/2040	791,720	0.0
1,000,000	Fannie Mae 2011-128 KB, 4.500%, 12/25/2041	948,681	0.0
12,408,268	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	12,142,085	0.5
718,270	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	652,604	0.0
14,814,450 (4)	Fannie Mae 2016-82 SD, 1.661%, (-1.000*US0001M + 6.050%), 11/25/2046	1,227,259	0.1
424,434	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	416,419	0.0
865,346	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 8.389%, (US0001M + 4.000%), 05/25/2025	870,352	0.0
184,968 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 6.839%, (US0001M + 2.450%), 07/25/2031	184,546	0.0
522,555 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 6.439%, (US0001M + 2.050%), 01/25/2040	519,279	0.0
2,659,380 (4)	Fannie Mae Interest Strip 421 C11, 6.500%, 05/25/2039	489,854	0.0
230,739 (4)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/2043	36,267	0.0
217,056 (4)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/2043	32,326	0.0
1,286	Fannie Mae REMIC Trust 1994-77 FB, 5.889%, (US0001M + 1.500%), 04/25/2024	1,291	0.0
146,943	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	147,521	0.0

See Accompanying Notes to Financial Statements
108

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,604	Fannie Mae REMIC Trust 2002-21 FC, 5.289%, (US0001M + 0.900%), 04/25/2032	$10,639	0.0
508,113 (4)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	96,533	0.0
20,889	Fannie Mae REMIC Trust 2004-11 A, 4.509%, (US0001M + 0.120%), 03/25/2034	20,831	0.0
237,702	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	240,494	0.0
126,639	Fannie Mae REMIC Trust 2005-74 DK, 6.445%, (-4.000*US0001M + 24.000%), 07/25/2035	127,080	0.0
2,396,230 (4)	Fannie Mae REMIC Trust 2005-92 SC, 2.291%, (-1.000*US0001M + 6.680%), 10/25/2035	204,491	0.0
127,237	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	130,280	0.0
495,535	Fannie Mae REMIC Trust 2006-104 ES, 11.507%, (-5.000*US0001M + 33.450%), 11/25/2036	659,871	0.0
2,670,544 (4)	Fannie Mae REMIC Trust 2006-12 SD, 2.361%, (-1.000*US0001M + 6.750%), 10/25/2035	178,700	0.0
1,375,624 (4)	Fannie Mae REMIC Trust 2006-123 UI, 2.351%, (-1.000*US0001M + 6.740%), 01/25/2037	134,242	0.0
216,224 (4)	Fannie Mae REMIC Trust 2006-72 HS, 2.311%, (-1.000*US0001M + 6.700%), 08/25/2026	5,975	0.0
363,391	Fannie Mae REMIC Trust 2007-73 A1, 3.821%, (US0001M + 0.060%), 07/25/2037	356,283	0.0
228,665	Fannie Mae REMIC Trust 2008-20 SP, 4.528%, (-2.500*US0001M + 15.500%), 03/25/2038	243,736	0.0
1,192,647	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	1,165,587	0.1
3,982,046 (4)	Fannie Mae REMIC Trust 2010-102 SB, 2.211%, (-1.000*US0001M + 6.600%), 09/25/2040	430,698	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,291,823 (4)	Fannie Mae REMIC Trust 2010-116 SE, 2.211%, (-1.000*US0001M + 6.600%), 10/25/2040	$117,360	0.0
3,591,627 (4)	Fannie Mae REMIC Trust 2010-123 SL, 1.681%, (-1.000*US0001M + 6.070%), 11/25/2040	256,087	0.0
1,943,274 (4)	Fannie Mae REMIC Trust 2010-55 AS, 2.031%, (-1.000*US0001M + 6.420%), 06/25/2040	175,335	0.0
3,620,693	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	3,580,501	0.2
435,857	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	437,230	0.0
1,465,506 (4)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	145,167	0.0
325,581 (4)	Fannie Mae REMIC Trust 2012-10 US, 2.061%, (-1.000*US0001M + 6.450%), 02/25/2042	35,593	0.0
114,565	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	111,753	0.0
4,428,872 (4)	Fannie Mae REMIC Trust 2012-113 SG, 1.711%, (-1.000*US0001M + 6.100%), 10/25/2042	459,124	0.0
3,126,386 (4)	Fannie Mae REMIC Trust 2012-122 SB, 1.761%, (-1.000*US0001M + 6.150%), 11/25/2042	334,330	0.0
1,417,073 (4)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	90,542	0.0
765,285	Fannie Mae REMIC Trust 2012-131 BS, 0.456%, (-1.200*US0001M + 5.400%), 12/25/2042	485,650	0.0
5,014,974 (4)	Fannie Mae REMIC Trust 2012-137 SN, 1.711%, (-1.000*US0001M + 6.100%), 12/25/2042	471,441	0.0
326,788 (4)	Fannie Mae REMIC Trust 2012-15 SP, 2.231%, (-1.000*US0001M + 6.620%), 06/25/2040	2,315	0.0
786,415 (4)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	110,482	0.0

See Accompanying Notes to Financial Statements
109

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,581,040 (4)	Fannie Mae REMIC Trust 2013-60 DS, 1.811%, (-1.000*US0001M + 6.200%), 06/25/2033	$326,895	0.0
4,908,209 (4)	Fannie Mae REMIC Trust 2013-9 DS, 1.761%, (-1.000*US0001M + 6.150%), 02/25/2043	556,033	0.0
11,054,015 (4)	Fannie Mae REMIC Trust 2013-9 SA, 1.761%, (-1.000*US0001M + 6.150%), 03/25/2042	601,450	0.0
11,745,309 (4)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	2,444,608	0.1
2,106,131 (4)	Fannie Mae REMICS 2005-66 SY, 2.311%, (-1.000*US0001M + 6.700%), 07/25/2035	192,089	0.0
3,315,546 (4)	Fannie Mae REMICS 2006-120 QD, 0.311%, (-1.000*US0001M + 4.700%), 10/25/2036	91,944	0.0
1,565,265 (4)	Fannie Mae REMICS 2006-59 XS, 2.811%, (-1.000*US0001M + 7.200%), 07/25/2036	145,563	0.0
1,707,836 (4)	Fannie Mae REMICS 2007-53 SX, 1.711%, (-1.000*US0001M + 6.100%), 06/25/2037	135,454	0.0
2,629,268 (4)	Fannie Mae REMICS 2010-112 PI, 6.000%, 10/25/2040	564,048	0.0
9,963,536 (4)	Fannie Mae REMICS 2010-139 SA, 1.641%, (-1.000*US0001M + 6.030%), 12/25/2040	863,877	0.0
545,313	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	542,737	0.0
51,762	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	46,817	0.0
1,415,679 (4)	Fannie Mae REMICS 2011-149 ES, 1.611%, (-1.000*US0001M + 6.000%), 07/25/2041	45,327	0.0
1,352,208	Fannie Mae REMICS 2011-84 Z, 5.250%, 09/25/2041	1,335,830	0.1
8,007,969 (4)	Fannie Mae REMICS 2012-19 S, 1.561%, (-1.000*US0001M + 5.950%), 03/25/2042	761,431	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
15,841,813 (4)	Fannie Mae REMICS 2016-2 IO, 5.500%, 02/25/2046	$2,655,961	0.1
6,145,598 (4)	Fannie Mae REMICS 2016-62 SC, 1.611%, (-1.000*US0001M + 6.000%), 09/25/2046	711,274	0.0
24,456,952 (4)	Fannie Mae REMICS 2016-88 CS, 1.661%, (-1.000*US0001M + 6.050%), 12/25/2046	2,060,709	0.1
6,590,596 (4)	Fannie Mae REMICS 2016-93 SL, 2.261%, (-1.000*US0001M + 6.650%), 12/25/2046	511,083	0.0
986,810	Fannie Mae REMICS 2016-97 PA, 3.000%, 12/25/2044	932,866	0.0
7,921,408 (4)	Fannie Mae REMICS 2017-23 IO, 6.000%, 04/25/2047	1,687,217	0.1
1,122,357	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	1,005,112	0.1
3,854,745	Fannie Mae REMICS 2018-11 BX, 4.000%, 12/25/2047	3,623,478	0.2
214,096	Fannie Mae REMICS 2018-27 EA, 3.000%, 05/25/2048	192,622	0.0
3,638,402 (4)	Fannie Mae REMICS 2018-43 SE, 1.861%, (-1.000*US0001M + 6.250%), 09/25/2038	309,161	0.0
546,498	Fannie Mae REMICS 2018-64 ET, 3.000%, 09/25/2048	495,365	0.0
6,476,443 (4)	Fannie Mae REMICS 2019-18 SA, 1.661%, (-1.000*US0001M + 6.050%), 05/25/2049	533,035	0.0
5,397,115 (4)	Fannie Mae REMICS 2019-25 PS, 1.661%, (-1.000*US0001M + 6.050%), 06/25/2049	560,892	0.0
15,225,757 (4)	Fannie Mae REMICS 2019-33 PS, 1.661%, (-1.000*US0001M + 6.050%), 07/25/2049	1,649,558	0.1
12,078,776 (4)	Fannie Mae REMICS 2020-71 TI, 3.000%, 10/25/2050	1,945,398	0.1

See Accompanying Notes to Financial Statements
110

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,226,361 (4)	Fannie Mae REMICS 2020-94 SC, 1.561%, (-1.000*US0001M + 5.950%), 07/25/2050	$1,147,489	0.1
13,349,168 (4)	Fannie Mae REMICS 2021-13 BI, 3.000%, 02/25/2050	2,148,259	0.1
18,890,834 (4)	Fannie Mae REMICS 2021-8 TI, 4.000%, 03/25/2051	3,773,990	0.2
7,162,098	Fannie Mae REMICS 2022-5 CZ, 2.500%, 02/25/2052	4,452,359	0.2
127,609 (3)	First Horizon Alternative Mortgage Securities Trust 2005-AA1 1A1, 3.605%, 03/25/2035	80,584	0.0
71,366 (3)	First Horizon Asset Securities, Inc. 2005-AR6 4A1, 3.748%, 02/25/2036	60,072	0.0
19,169 (3)	First Horizon Mortgage Pass-Through Trust 2005-AR3 2A1, 3.875%, 08/25/2035	13,237	0.0
1,330,430 (1)(3)	Flagstar Mortgage Trust 2018-1 B1, 3.950%, 03/25/2048	1,131,933	0.1
1,862,602 (1)(3)	Flagstar Mortgage Trust 2018-1 B3, 3.950%, 03/25/2048	1,568,953	0.1
1,618,928 (1)(3)	Flagstar Mortgage Trust 2018-2 B2, 4.001%, 04/25/2048	1,364,490	0.1
2,753,520 (4)	Freddie Mac 2815 GS, 1.682%, (-1.000*US0001M + 6.000%), 03/15/2034	186,384	0.0
101,223	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	102,783	0.0
98,239	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	99,368	0.0
49,737	Freddie Mac REMIC Trust 2411 FJ, 4.668%, (US0001M + 0.350%), 12/15/2029	49,239	0.0
65,260	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	66,092	0.0
155,530	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	157,973	0.0
63,999	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	65,071	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
139,741 (4)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	$24,211	0.0
196,333	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	198,214	0.0
596,549	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	594,025	0.0
409,419	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	407,666	0.0
514,514	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	516,020	0.0
3,245,529 (4)	Freddie Mac REMIC Trust 3045 DI, 2.412%, (-1.000*US0001M + 6.730%), 10/15/2035	277,209	0.0
224,402 (4)	Freddie Mac REMIC Trust 3064 SP, 2.282%, (-1.000*US0001M + 6.600%), 03/15/2035	974	0.0
223,226	Freddie Mac REMIC Trust 3065 DC, 6.906%, (-3.000*US0001M + 19.860%), 03/15/2035	225,572	0.0
308,956 (4)	Freddie Mac REMIC Trust 3102 IS, 8.735%, (-3.667*US0001M + 24.567%), 01/15/2036	69,006	0.0
1,673,673	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,676,212	0.1
1,040,267 (4)	Freddie Mac REMIC Trust 3170 SA, 2.282%, (-1.000*US0001M + 6.600%), 09/15/2033	84,322	0.0
469,772 (4)	Freddie Mac REMIC Trust 3171 PS, 2.167%, (-1.000*US0001M + 6.485%), 06/15/2036	30,604	0.0
775,629	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	774,712	0.0
193,406 (3)	Freddie Mac REMIC Trust 3524 LA, 5.079%, 03/15/2033	185,613	0.0
39,247	Freddie Mac REMIC Trust 3556 NT, 7.418%, (US0001M + 3.100%), 03/15/2038	39,761	0.0
3,696,335 (4)	Freddie Mac REMIC Trust 3589 SB, 1.882%, (-1.000*US0001M + 6.200%), 10/15/2039	329,112	0.0

See Accompanying Notes to Financial Statements
111

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
453,826 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	$53,725	0.0
3,721,758	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	3,782,843	0.2
1,258,832	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	1,301,781	0.1
638,916	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	637,937	0.0
687,419	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	645,880	0.0
2,616,880 (4)	Freddie Mac REMIC Trust 3856 KS, 2.232%, (-1.000*US0001M + 6.550%), 05/15/2041	253,718	0.0
981,718	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	968,212	0.0
458,358 (4)	Freddie Mac REMIC Trust 3925 SD, 1.732%, (-1.000*US0001M + 6.050%), 07/15/2040	13,501	0.0
1,621,317 (4)	Freddie Mac REMIC Trust 3925 SL, 1.732%, (-1.000*US0001M + 6.050%), 01/15/2041	34,097	0.0
7,045,903 (4)	Freddie Mac REMIC Trust 3951 SN, 2.232%, (-1.000*US0001M + 6.550%), 11/15/2041	793,700	0.0
415,689	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	406,916	0.0
1,022,836	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	1,089,837	0.1
758,587 (4)	Freddie Mac REMIC Trust 4094 YS, 2.382%, (-1.000*US0001M + 6.700%), 04/15/2040	7,437	0.0
3,820,441 (4)	Freddie Mac REMIC Trust 4102 MS, 2.282%, (-1.000*US0001M + 6.600%), 09/15/2042	464,659	0.0
466,871 (4)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	77,104	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,656,550	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	$3,398,748	0.1
21,577,426	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	21,082,984	0.9
4,670,174 (4)	Freddie Mac REMIC Trust 4313 SD, 1.832%, (-1.000*US0001M + 6.150%), 03/15/2044	368,313	0.0
7,164,627 (4)	Freddie Mac REMIC Trust 4313 SE, 1.832%, (-1.000*US0001M + 6.150%), 03/15/2044	630,802	0.0
246,824 (4)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	7,058	0.0
731,609 (4)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	103,844	0.0
8,303,311	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	7,890,954	0.3
2,040,549 (4)	Freddie Mac REMIC Trust 4346 ST, 1.882%, (-1.000*US0001M + 6.200%), 07/15/2039	68,381	0.0
12,830,292	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	12,137,834	0.5
2,145,889 (4)	Freddie Mac REMIC Trust 4386 LS, 1.782%, (-1.000*US0001M + 6.100%), 09/15/2044	202,623	0.0
4,914,075 (4)	Freddie Mac REMICS 3284 CI, 1.802%, (-1.000*US0001M + 6.120%), 03/15/2037	409,089	0.0
2,093,397 (4)	Freddie Mac REMICS 3311 IC, 2.092%, (-1.000*US0001M + 6.410%), 05/15/2037	199,825	0.0
4,682,139 (4)	Freddie Mac REMICS 3510 IC, 1.762%, (-1.000*US0001M + 6.080%), 08/15/2037	399,126	0.0
2,230,133 (4)	Freddie Mac REMICS 3575 ST, 2.282%, (-1.000*US0001M + 6.600%), 04/15/2039	241,154	0.0

See Accompanying Notes to Financial Statements
112

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,261,407 (4)	Freddie Mac REMICS 3702 SB, 0.182%, (-1.000*US0001M + 4.500%), 08/15/2040	$263,673	0.0
8,592,657 (4)	Freddie Mac REMICS 4139 CS, 1.832%, (-1.000*US0001M + 6.150%), 12/15/2042	978,111	0.1
4,748,601 (4)	Freddie Mac REMICS 4150 IO, 3.500%, 01/15/2043	713,965	0.0
2,261,957 (4)	Freddie Mac REMICS 4465 MI, 5.000%, 03/15/2041	389,991	0.0
7,049,171 (4)	Freddie Mac REMICS 4675 KS, 1.682%, (-1.000*US0001M + 6.000%), 04/15/2047	749,559	0.0
1,738,080	Freddie Mac REMICS 4753 VZ, 3.000%, 12/15/2047	1,318,874	0.1
1,622,208	Freddie Mac REMICS 4755 Z, 3.000%, 02/15/2048	1,371,174	0.1
15,827,757	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	13,793,529	0.6
817,069	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	769,190	0.0
17,283,678 (4)	Freddie Mac REMICS 4901 BS, 1.711%, (-1.000*US0001M + 6.100%), 07/25/2049	1,454,218	0.1
5,727,546 (4)	Freddie Mac REMICS 4988 IJ, 4.500%, 12/15/2047	1,070,851	0.1
4,648,559 (4)	Freddie Mac REMICS 5015 EI, 4.500%, 09/25/2050	952,611	0.0
35,998,872 (4)	Freddie Mac REMICS 5072 IU, 2.500%, 02/25/2051	4,992,727	0.2
30,176,546 (4)	Freddie Mac REMICS 5077 LI, 3.000%, 02/25/2051	4,648,606	0.2
18,359,273 (4)	Freddie Mac REMICS 5118 LI, 3.000%, 06/25/2041	2,171,284	0.1
14,371,451 (4)	Freddie Mac REMICS 5124 IQ, 3.500%, 07/25/2051	2,650,111	0.1
24,155,851 (4)	Freddie Mac REMICS 5171 DI, 3.000%, 12/25/2051	4,349,957	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
25,908,273 (4)	Freddie Mac REMICS 5211 IH, 3.500%, 04/25/2052	$4,096,943	0.2
9,248,541	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	8,806,406	0.4
2,000,000 (1)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 7.328%, (SOFR30A + 3.400%), 10/25/2041	1,870,165	0.1
2,550,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA3 M2, 6.028%, (SOFR30A + 2.100%), 09/25/2041	2,252,200	0.1
5,000,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 7.678%, (SOFR30A + 3.750%), 12/25/2041	4,301,373	0.2
2,400,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 M2, 6.278%, (SOFR30A + 2.350%), 12/25/2041	2,125,486	0.1
4,000,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.328%, (SOFR30A + 3.400%), 01/25/2042	3,564,580	0.2
2,500,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 M2, 6.428%, (SOFR30A + 2.500%), 01/25/2042	2,264,317	0.1
1,800,000 (1)	Freddie Mac STACR REMIC Trust 2022-HQA1 M2, 9.178%, (SOFR30A + 5.250%), 03/25/2042	1,752,733	0.1
1,400,000 (1)	Freddie Mac STACR REMIC Trust 2022-HQA3 M2, 9.278%, (SOFR30A + 5.350%), 08/25/2042	1,330,057	0.1
4,807,842 (4)	Freddie Mac Strips 228 IO, 6.000%, 02/01/2035	881,977	0.0
326,175 (3)(4)	Freddie Mac Strips 347 118, 4.500%, 02/15/2044	57,295	0.0
8,713,628 (3)(4)	Freddie Mac Strips 347 C29, 3.000%, 01/15/2044	1,245,328	0.1
7,568,905 (3)(4)	Freddie Mac Strips 347 C30, 3.500%, 02/15/2044	1,239,938	0.1
2,853,648 (3)(4)	Freddie Mac Strips 347 C31, 4.000%, 02/15/2044	473,289	0.0
7,606,380 (4)	Freddie Mac Strips 351 C1, 2.500%, 02/15/2031	420,527	0.0
5,361,835 (4)	Freddie Mac Strips 351 C11, 3.500%, 02/15/2031	443,332	0.0
6,956,563 (4)	Freddie Mac Strips 351 C12, 4.000%, 02/15/2031	658,008	0.0
4,917,680 (4)	Freddie Mac Strips 351 C13, 3.000%, 02/15/2031	350,021	0.0

See Accompanying Notes to Financial Statements
113

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,037,707 (4)	Freddie Mac Strips 351 C2, 3.000%, 02/15/2031	$549,487	0.0
6,724,948 (4)	Freddie Mac Strips 351 C7, 3.000%, 02/15/2031	456,033	0.0
7,249,569 (4)	Freddie Mac Strips 351 C8, 3.500%, 02/15/2031	604,505	0.0
5,246,066 (4)	Freddie Mac Strips Series 311 S1, 1.632%, (-1.000*US0001M + 5.950%), 08/15/2043	557,512	0.0
2,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 6.228%, (SOFR30A + 2.300%), 08/25/2033	1,978,697	0.1
1,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1, 7.578%, (SOFR30A + 3.650%), 11/25/2041	931,943	0.0
2,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M2, 9.928%, (SOFR30A + 6.000%), 07/25/2042	1,983,451	0.1
364,095	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/2043	380,064	0.0
1,619,990	Freddie Mac Structured Pass Through Certificates T-62 1A1, 3.248%, (12MTA + 1.200%), 10/25/2044	1,595,951	0.1
5,195	Freddie Mac-Ginnie Mae Series 27 FC, 4.875%, (PRIME + (1.375)%), 03/25/2024	5,138	0.0
6,099,609 (4)	Ginnie Mae 2007-35 KY, 2.124%, (-1.000*US0001M + 6.450%), 06/16/2037	598,484	0.0
464,915	Ginnie Mae 2013-26 GU, 1.500%, 04/20/2042	417,714	0.0
430,261	Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	389,696	0.0
176,664	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	155,749	0.0
130,172	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	112,776	0.0
28,364,623 (4)	Ginnie Mae 2019-143 SC, 1.697%, (-1.000*US0001M + 6.050%), 04/20/2046	2,956,694	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
28,265,874 (4)	Ginnie Mae 2021-228 IG, 3.000%, 12/20/2051	$4,661,701	0.2
12,370,004 (4)	Ginnie Mae 2021-87 ID, 2.500%, 05/20/2051	1,706,788	0.1
422,788 (4)	Ginnie Mae Series 2005-7 AH, 2.444%, (-1.000*US0001M + 6.770%), 02/16/2035	33,667	0.0
209,256	Ginnie Mae Series 2007-8 SP, 7.935%, (-3.242*US0001M + 22.049%), 03/20/2037	248,350	0.0
1,231,947 (4)	Ginnie Mae Series 2008-35 SN, 2.047%, (-1.000*US0001M + 6.400%), 04/20/2038	97,321	0.0
648,077 (4)	Ginnie Mae Series 2008-40 PS, 2.174%, (-1.000*US0001M + 6.500%), 05/16/2038	50,775	0.0
5,164,573 (4)	Ginnie Mae Series 2009-106 SU, 1.847%, (-1.000*US0001M + 6.200%), 05/20/2037	466,976	0.0
1,751,563 (4)	Ginnie Mae Series 2009-25 KS, 1.847%, (-1.000*US0001M + 6.200%), 04/20/2039	168,295	0.0
821,544	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	822,399	0.0
903,810	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	898,805	0.0
8,859,218	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	8,783,780	0.4
987,324 (4)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	87,743	0.0
1,073,947 (4)	Ginnie Mae Series 2010-116 NS, 2.324%, (-1.000*US0001M + 6.650%), 09/16/2040	80,885	0.0
3,342,942 (4)	Ginnie Mae Series 2010-116 SK, 2.267%, (-1.000*US0001M + 6.620%), 08/20/2040	303,140	0.0

See Accompanying Notes to Financial Statements
114

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,397,179 (4)	Ginnie Mae Series 2010-149 HS, 1.774%, (-1.000*US0001M + 6.100%), 05/16/2040	$73,480	0.0
1,276,437 (4)	Ginnie Mae Series 2010-4 SP, 2.174%, (-1.000*US0001M + 6.500%), 01/16/2039	38,085	0.0
1,602,909	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	1,580,600	0.1
519,294 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	32,491	0.0
1,105,730 (4)	Ginnie Mae Series 2010-68 MS, 1.497%, (-1.000*US0001M + 5.850%), 06/20/2040	93,857	0.0
2,726,359 (4)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/2040	573,344	0.0
778,297 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	25,616	0.0
32,493 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	242	0.0
18,710	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	19,141	0.0
2,681,611 (4)	Ginnie Mae Series 2011-80 KS, 2.317%, (-1.000*US0001M + 6.670%), 06/20/2041	299,169	0.0
61,338 (4)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/2040	4,435	0.0
5,576,020 (4)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	926,588	0.0
5,071,392 (4)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/2043	1,112,328	0.1
4,529,654	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	4,175,579	0.2
4,512,790 (4)	Ginnie Mae Series 2014-3 SU, 1.697%, (-1.000*US0001M + 6.050%), 07/20/2039	400,756	0.0
5,689,651 (4)	Ginnie Mae Series 2014-55 MS, 1.874%, (-1.000*US0001M + 6.200%), 04/16/2044	544,198	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,280,798 (4)	Ginnie Mae Series 2014-56 SP, 1.874%, (-1.000*US0001M + 6.200%), 12/16/2039	$296,181	0.0
5,326,085 (4)	Ginnie Mae Series 2014-58 CS, 1.274%, (-1.000*US0001M + 5.600%), 04/16/2044	290,029	0.0
6,949,249 (4)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/2044	1,351,940	0.1
2,521,769 (4)	Ginnie Mae Series 2014-99 S, 1.247%, (-1.000*US0001M + 5.600%), 06/20/2044	216,886	0.0
1,260,458	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	1,160,996	0.1
1,442,804	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	1,360,072	0.1
592,096 (4)	Ginnie Mae Series 2019-145 LS, 7.222%, (-1.000*US0001M + 2.830%), 11/20/2049	8,100	0.0
210,415 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	199,097	0.0
1,335	GSR Mortgage Loan Trust 2003-2F 3A1, 6.000%, 03/25/2032	1,269	0.0
33,362	HarborView Mortgage Loan Trust 2005-2 2A1A, 4.779%, (US0001M + 0.440%), 05/19/2035	29,710	0.0
110,263	HomeBanc Mortgage Trust 2004-1 2A, 5.249%, (US0001M + 0.860%), 08/25/2029	104,364	0.0
1,653,783	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 4.809%, (US0001M + 0.420%), 02/25/2046	1,168,632	0.1
3,885 (3)	JP Morgan Mortgage Trust 2005-A1 6T1, 2.675%, 02/25/2035	3,563	0.0
41,082 (3)	JP Morgan Mortgage Trust 2007-A1 5A5, 3.453%, 07/25/2035	39,812	0.0

See Accompanying Notes to Financial Statements
115

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
981,416 (1)(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.782%, 12/25/2048	$821,666	0.0
1,508,941 (1)(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.614%, 06/25/2048	1,263,196	0.1
1,508,941 (1)(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.614%, 06/25/2048	1,258,903	0.1
1,866,015 (1)(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.614%, 06/25/2048	1,531,024	0.1
1,875,363 (1)(3)	JP Morgan Mortgage Trust 2019-8 B3A, 3.418%, 03/25/2050	1,528,113	0.1
17,277 (1)(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	17,035	0.0
1,366,710 (1)(3)	JP Morgan Mortgage Trust 2020-8 B2, 3.510%, 03/25/2051	1,060,899	0.1
1,814,100 (1)(3)	JP Morgan Mortgage Trust 2020-8 B3, 3.510%, 03/25/2051	1,340,735	0.1
1,199,013,213 (1)(4)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	3,199,267	0.1
6,531,808 (4)	Lehman Mortgage Trust 2006-9 2A5, 2.231%, (-1.000*US0001M + 6.620%), 01/25/2037	626,022	0.0
37,410 (3)	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A3 1A, 3.011%, 05/25/2033	35,682	0.0
14,064	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 4.386%, (US0001M + 0.250%), 11/25/2035	13,172	0.0
2,000,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 6.189%, (US0001M + 1.800%), 09/25/2035	1,906,637	0.1
1,332,383	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	783,938	0.0
6,500,000 (1)	Mortgage Insurance-Linked Notes 2021-3 M1B, 6.828%, (SOFR30A + 2.900%), 02/25/2034	6,108,362	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,312,239 (1)(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	$1,208,824	0.1
12,070 (1)(3)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	11,546	0.0
2,900,000 (1)	Oaktown Re VII Ltd. 2021-2 M1C, 7.278%, (SOFR30A + 3.350%), 04/25/2034	2,523,136	0.1
363,294	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	299,516	0.0
1,214	RFMSI Series Trust 2003-S9 A1, 6.500%, 03/25/2032	1,163	0.0
1,574,592	Seasoned Credit Risk Transfer Trust 2017-4 M45T, 4.500%, 06/25/2057	1,536,011	0.1
670,783	Seasoned Credit Risk Transfer Trust Series 2018-2 HT, 3.000%, 11/25/2057	594,137	0.0
883,079	Seasoned Credit Risk Transfer Trust Series 2018-3 HT, 3.000%, 08/25/2057	778,958	0.0
693,786	Seasoned Credit Risk Transfer Trust Series 2018-4 HT, 3.000%, 03/25/2058	611,669	0.0
719,712	Seasoned Credit Risk Transfer Trust Series 2019-1 HT, 3.000%, 07/25/2058	637,115	0.0
924,534	Seasoned Credit Risk Transfer Trust Series 2019-2 HT, 3.000%, 08/25/2058	819,075	0.0
186,422	Seasoned Credit Risk Transfer Trust Series 2019-3 HT, 3.000%, 10/25/2058	165,177	0.0
28,704	Sequoia Mortgage Trust 2003-4 2A1, 5.053%, (US0001M + 0.350%), 07/20/2033	26,153	0.0

See Accompanying Notes to Financial Statements
116

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
12,376 (3)	Sequoia Mortgage Trust 2005-4 2A1, 4.272%, 04/20/2035	$12,173	0.0
614,550 (1)(3)	Sequoia Mortgage Trust 2015-2 B3, 3.766%, 05/25/2045	503,512	0.0
774,636 (1)(3)	Sequoia Mortgage Trust 2015-3 B3, 3.723%, 07/25/2045	551,526	0.0
132,835 (1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	123,042	0.0
1,976,333 (1)(3)	Sequoia Mortgage Trust 2020-3 B3, 3.327%, 04/25/2050	1,494,315	0.1
698,000 (1)(3)	Starwood Mortgage Residential Trust 2020-1, 2.878%, 02/25/2050	582,099	0.0
28,321 (3)	Structured Adjustable Rate Mortgage Loan Trust 2005-17 3A1, 3.678%, 08/25/2035	24,155	0.0
547,215 (3)	Structured Adjustable Rate Mortgage Loan Trust 2005-7 4A, 4.138%, 04/25/2035	498,942	0.0
102,253	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 4.839%, (US0001M + 0.250%), 07/19/2035	94,966	0.0
56,543	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 4.839%, (US0001M + 0.250%), 07/19/2035	50,479	0.0
136,969 (3)	Thornburg Mortgage Securities Trust 2006-5 A1, 3.433%, 10/25/2046	127,663	0.0
1,409,926 (1)(3)	Verus Securitization Trust 2021-4 A1, 0.938%, 07/25/2066	1,091,743	0.1
3,689	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 2.835%, (COF 11 + 1.250%), 02/27/2034	3,428	0.0
12,249	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 3.448%, (12MTA + 1.400%), 08/25/2042	11,288	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
18,349	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 5.029%, (US0001M + 0.640%), 01/25/2045	$17,015	0.0
392,888 (3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.191%, 10/25/2036	350,624	0.0
225,787	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 3.096%, (12MTA + 1.048%), 07/25/2046	183,757	0.0
32,620,794 (3)(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.004%, 08/25/2045	38,742	0.0
854,114	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 5.369%, (US0001M + 0.490%), 10/25/2045	786,208	0.0
433,949 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.801%, 10/25/2036	388,170	0.0
734,769 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.406%, 12/25/2036	632,030	0.0
1,474,695 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.682%, 08/25/2046	1,298,516	0.1
1,323,940 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.368%, 07/25/2037	1,107,747	0.1
1,601,141	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,305,740	0.1
138,966	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	128,695	0.0

See Accompanying Notes to Financial Statements
117

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,219,343	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 4.589%, (US0001M + 0.200%), 12/25/2036	$607,980	0.0
787,396	Wells Fargo Alternative Loan 2007-PA2 2A1, 4.819%, (US0001M + 0.430%), 06/25/2037	638,013	0.0
52,304 (3)	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 3.115%, 05/25/2035	52,450	0.0
160,815 (3)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 2.879%, 04/25/2036	150,148	0.0
572,226 (1)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.756%, 08/20/2045	490,976	0.0
	Total Collateralized Mortgage Obligations (Cost $402,214,810)	341,842,763	14.1
MUNICIPAL BONDS: 0.1%
	California: 0.1%
500,000	California State University, 6.434%, 11/01/2030	536,191	0.1
200,000	Los Angeles County Public Works Financing Authority, 7.488%, 08/01/2033	227,052	0.0
300,000	Los Angeles County Public Works Financing Authority, 7.618%, 08/01/2040	368,963	0.0
200,000	Regents of the University of California Medical Center Pooled Revenue, 6.398%, 05/15/2031	213,163	0.0
300,000	Regents of the University of California Medical Center Pooled Revenue, 6.548%, 05/15/2048	341,786	0.0
	Total Municipal Bonds (Cost $1,500,000)	1,687,155	0.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.0%
	Federal Home Loan Mortgage Corporation: 2.4%(5)
597,433	2.500%, 05/01/2030	560,218	0.0
320,812	2.500%, 05/01/2030	300,839	0.0
727,344	2.500%, 06/01/2030	681,997	0.0
1,443	2.597%, (H15T1Y + 2.250%), 03/01/2036	1,460	0.0
2,534,581	3.000%, 03/01/2045	2,302,373	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
1,891,569	3.000%, 03/01/2045	$1,707,602	0.1
2,183,271	3.000%, 04/01/2045	1,972,747	0.1
2,022,206	3.000%, 04/01/2045	1,824,702	0.1
3,837,852	3.000%, 10/01/2046	3,442,815	0.2
4,938,340	3.000%, 10/01/2046	4,450,712	0.2
5,412,921	3.000%, 03/01/2048	4,855,915	0.2
2,326	3.250%, (H15T1Y + 2.250%), 04/01/2032	2,298	0.0
789,744	3.500%, 08/01/2042	739,923	0.0
2,024,652	3.500%, 03/01/2045	1,886,625	0.1
352,736	3.500%, 04/01/2045	328,763	0.0
820,550	3.500%, 05/01/2045	763,841	0.0
475,928	3.500%, 06/01/2045	443,137	0.0
487,866	3.500%, 07/01/2045	455,620	0.0
554,621	3.500%, 07/01/2045	516,695	0.0
881,767	3.500%, 08/01/2045	822,567	0.0
594,841	3.500%, 08/01/2045	553,545	0.0
270,411	3.500%, 08/01/2045	251,638	0.0
418,910	3.500%, 08/01/2045	391,567	0.0
511,341	3.500%, 08/01/2045	478,602	0.0
675,130	3.500%, 09/01/2045	628,401	0.0
259,356	3.500%, 09/01/2045	241,781	0.0
925,653	3.500%, 09/01/2045	863,699	0.1
1,049,605	3.500%, 11/01/2045	977,718	0.1
3,658,722	3.500%, 12/01/2046	3,402,164	0.2
9,844,962	3.500%, 03/01/2048	9,207,779	0.4
257,896	3.508%, (US0012M + 1.721%), 06/01/2035	261,495	0.0
35,766	3.586%, (US0012M + 1.345%), 09/01/2035	35,840	0.0
566,936	4.000%, 10/01/2041	545,588	0.0
912,766	4.000%, 12/01/2041	878,399	0.1
150,826	4.000%, 07/01/2045	144,875	0.0
86,029	4.000%, 09/01/2045	82,574	0.0
1,540,861	4.000%, 09/01/2045	1,478,992	0.1
885,336	4.000%, 09/01/2045	849,784	0.1
1,274,465	4.000%, 09/01/2045	1,223,296	0.1
701,134	4.000%, 05/01/2047	673,707	0.0
201,136	4.000%, 11/01/2047	190,945	0.0
227,619	4.000%, 03/01/2048	217,778	0.0
857,767	4.000%, 06/01/2048	829,635	0.1
51	4.337%, (H15T1Y + 2.210%), 06/01/2024	51	0.0
4,164	4.339%, (H15T1Y + 2.250%), 11/01/2031	4,075	0.0
7,933	4.375%, (H15T1Y + 2.250%), 11/01/2035	8,007	0.0
4,031	4.500%, 06/01/2039	4,002	0.0
11,022	4.500%, 09/01/2040	10,949	0.0
38,364	4.500%, 03/01/2041	38,110	0.0
311,648	4.500%, 08/01/2041	309,586	0.0
159,617	4.500%, 08/01/2041	156,381	0.0
119,178	4.500%, 09/01/2041	118,389	0.0

See Accompanying Notes to Financial Statements
118

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
293,148	4.500%, 09/01/2041	$291,208	0.0
707,060	4.500%, 09/01/2041	702,383	0.0
148,843	4.500%, 09/01/2041	147,858	0.0
48,188	4.513%, (H15T1Y + 2.462%), 01/01/2029	47,365	0.0
14,257	5.000%, 05/01/2028	14,359	0.0
63,255	5.000%, 05/01/2035	64,680	0.0
153,485	5.000%, 01/01/2041	155,744	0.0
88,170	5.000%, 04/01/2041	89,829	0.0
415	5.500%, 03/01/2023	417	0.0
308	5.500%, 05/01/2023	310	0.0
6,703	5.500%, 03/01/2034	6,927	0.0
1,250	5.500%, 05/01/2036	1,259	0.0
45,891	5.500%, 06/01/2036	47,510	0.0
5,244	5.500%, 12/01/2036	5,448	0.0
24,821	5.500%, 03/01/2037	25,090	0.0
6,402	5.500%, 04/01/2037	6,653	0.0
39,554	5.500%, 05/01/2037	41,097	0.0
69,067	5.500%, 07/01/2037	71,765	0.0
15,277	5.500%, 09/01/2037	15,360	0.0
7,616	5.500%, 10/01/2037	7,913	0.0
23,999	5.500%, 11/01/2037	24,817	0.0
73,021	5.500%, 12/01/2037	75,869	0.0
20,770	5.500%, 12/01/2037	21,511	0.0
5,025	5.500%, 01/01/2038	5,221	0.0
5,508	5.500%, 01/01/2038	5,704	0.0
50,048	5.500%, 02/01/2038	51,999	0.0
68,285	5.500%, 02/01/2038	70,954	0.0
46,596	5.500%, 03/01/2038	48,413	0.0
58,986	5.500%, 04/01/2038	61,287	0.0
47,040	5.500%, 05/01/2038	48,427	0.0
5,315	5.500%, 05/01/2038	5,523	0.0
128,377	5.500%, 06/01/2038	133,395	0.0
38,849	5.500%, 06/01/2038	39,967	0.0
120,496	5.500%, 07/01/2038	125,195	0.0
5,985	5.500%, 08/01/2038	6,157	0.0
24,546	5.500%, 08/01/2038	25,504	0.0
27,185	5.500%, 09/01/2038	28,246	0.0
23,888	5.500%, 10/01/2038	24,820	0.0
26,897	5.500%, 10/01/2038	27,946	0.0
94,250	5.500%, 11/01/2038	97,935	0.0
2,534	5.500%, 11/01/2038	2,633	0.0
5,827	5.500%, 12/01/2038	6,046	0.0
9,776	5.500%, 12/01/2038	10,137	0.0
21,863	5.500%, 01/01/2039	22,716	0.0
45,943	5.500%, 03/01/2039	47,739	0.0
17,670	5.500%, 07/01/2039	18,177	0.0
11,778	5.500%, 12/01/2039	12,238	0.0
78,532	5.500%, 03/01/2040	81,596	0.0
36,073	5.500%, 08/01/2040	36,259	0.0
25,967	5.500%, 08/01/2040	26,944	0.0
50,970	5.500%, 08/01/2040	52,958	0.0
218,105	6.000%, 09/01/2027	221,838	0.0
4,242	6.000%, 02/01/2029	4,315	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
5,129	6.000%, 05/01/2035	$5,312	0.0
216,268	6.000%, 03/01/2037	226,266	0.0
1,820	6.000%, 05/01/2037	1,904	0.0
24,384	6.000%, 07/01/2037	25,491	0.0
5,987	6.000%, 08/01/2037	6,181	0.0
29,449	6.000%, 08/01/2037	30,810	0.0
161,375	6.000%, 09/01/2037	168,314	0.0
463	6.000%, 10/01/2037	483	0.0
6,399	6.000%, 11/01/2037	6,684	0.0
1,859	6.000%, 12/01/2037	1,894	0.0
5,361	6.000%, 12/01/2037	5,569	0.0
158,028	6.000%, 01/01/2038	164,053	0.0
965	6.000%, 04/01/2038	1,001	0.0
6,084	6.000%, 06/01/2038	6,231	0.0
338	6.000%, 07/01/2038	346	0.0
15,197	6.000%, 08/01/2038	15,497	0.0
46,128	6.000%, 11/01/2038	47,689	0.0
11,883	6.000%, 05/01/2039	12,215	0.0
7,027	6.000%, 08/01/2039	7,216	0.0
1,647	6.000%, 09/01/2039	1,676	0.0
509,454	6.500%, 09/01/2034	528,505	0.0
		57,599,199	2.4
	Federal National Mortgage Association: 0.0%(5)
18,967	2.175%, (US0012M + 1.675%), 02/01/2035	18,575	0.0
47,737	2.301%, (US0012M + 1.610%), 02/01/2034	46,883	0.0
51,143	2.357%, (US0012M + 1.480%), 04/01/2035	50,057	0.0
7,039	2.585%, (H15T1Y + 2.210%), 04/01/2032	6,869	0.0
23,076	2.691%, (US0006M + 1.373%), 09/01/2035	22,534	0.0
24,469	2.889%, (12MTA + 1.200%), 08/01/2042	23,380	0.0
42,251	2.889%, (12MTA + 1.200%), 08/01/2042	40,219	0.0
13,422	2.889%, (12MTA + 1.200%), 10/01/2044	12,748	0.0
20,936	2.889%, (12MTA + 1.200%), 10/01/2044	19,945	0.0
322,029	3.619%, (H15T1Y + 1.711%), 08/01/2035	319,270	0.0
1,770	3.635%, (COF 11 + 1.251%), 05/01/2036	1,738	0.0
34,022	3.637%, (US0012M + 1.486%), 07/01/2035	33,529	0.0
11,449	3.713%, (US0012M + 1.444%), 08/01/2035	11,298	0.0
131,101	3.908%, (US0012M + 1.661%), 10/01/2035	129,451	0.0

See Accompanying Notes to Financial Statements
119

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association (continued)
14,178	3.975%, (COF 11 + 1.926%), 12/01/2036	$14,153	0.0
131,659	4.060%, (US0012M + 1.810%), 09/01/2034	133,002	0.0
1,234	4.107%, (H15T1Y + 2.215%), 09/01/2031	1,212	0.0
59,585	4.300%, (H15T1Y + 2.175%), 10/01/2035	58,505	0.0
29,508	4.655%, (US0001M + 1.422%), 02/01/2033	29,724	0.0
		973,092	0.0
	Government National Mortgage Association: 5.4%
1,263,419	2.500%, 05/20/2051	1,099,833	0.1
4,350,679	2.500%, 08/20/2051	3,783,549	0.2
3,545,778	2.500%, 09/20/2051	3,081,652	0.1
1,821,376	2.500%, 11/20/2051	1,580,393	0.1
3,693,495	2.500%, 12/20/2051	3,207,827	0.1
5,925,999	2.500%, 03/20/2052	5,142,188	0.2
16,549,334	2.500%, 04/20/2052	14,355,240	0.6
25,214,455	2.500%, 05/20/2052	21,872,194	0.9
5,750,000 (6)	2.500%, 01/15/2053	4,984,254	0.2
988,325	3.000%, 11/20/2051	884,780	0.1
3,390,000 (6)	3.000%, 01/15/2053	3,019,305	0.1
2,010,269	3.500%, 07/20/2046	1,829,265	0.1
297,870	3.500%, 07/20/2047	278,137	0.0
4,896,116	3.500%, 12/20/2047	4,565,503	0.2
2,742,284	3.500%, 01/20/2048	2,556,914	0.1
6,027,866	3.500%, 05/20/2050	5,598,403	0.2
33,322,000 (6)	3.500%, 01/15/2053	30,620,509	1.3
381,485	4.000%, 11/20/2040	368,960	0.0
714,000	4.000%, 03/20/2046	687,201	0.0
18,942,000 (6)	4.000%, 01/15/2053	17,926,897	0.8
603,237	4.500%, 08/20/2041	602,622	0.0
277,592	4.500%, 01/20/2047	277,819	0.0
1,749	5.000%, 11/15/2035	1,761	0.0
12,710	5.000%, 11/15/2035	12,822	0.0
4,469	5.000%, 11/15/2035	4,508	0.0
4,760	5.000%, 11/15/2035	4,860	0.0
13,841	5.000%, 06/15/2037	13,913	0.0
77,604	5.000%, 03/15/2038	79,066	0.0
30,281	5.000%, 03/15/2038	30,671	0.0
4,698	5.000%, 06/15/2038	4,739	0.0
1,448	5.000%, 09/15/2038	1,463	0.0
31,202	5.000%, 11/15/2038	31,859	0.0
8,650	5.000%, 11/15/2038	8,772	0.0
7,447	5.000%, 12/15/2038	7,522	0.0
47,131	5.000%, 12/15/2038	48,287	0.0
643,543	5.000%, 12/15/2038	659,364	0.0
461,134	5.000%, 01/15/2039	469,713	0.0
43,041	5.000%, 01/15/2039	44,098	0.0
87,811	5.000%, 01/15/2039	89,970	0.0
41,484	5.000%, 02/15/2039	42,358	0.0
65,451	5.000%, 02/15/2039	66,951	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
18,091	5.000%, 02/15/2039	$18,468	0.0
1,653	5.000%, 03/15/2039	1,694	0.0
85,443	5.000%, 03/15/2039	87,225	0.0
51,829	5.000%, 03/15/2039	52,920	0.0
50,238	5.000%, 03/15/2039	51,297	0.0
52,197	5.000%, 04/15/2039	53,473	0.0
389	5.000%, 05/15/2039	392	0.0
68,757	5.000%, 05/15/2039	70,205	0.0
32,144	5.000%, 05/15/2039	32,822	0.0
44,821	5.000%, 07/15/2039	45,913	0.0
31,557	5.000%, 09/15/2039	32,148	0.0
8,401	5.000%, 11/15/2039	8,509	0.0
1,247	5.000%, 04/15/2040	1,273	0.0
7,928	5.000%, 06/15/2040	8,120	0.0
17,041	5.000%, 09/15/2040	17,459	0.0
8,445	5.000%, 09/15/2040	8,454	0.0
33,397	5.000%, 10/15/2040	34,208	0.0
46,121	5.000%, 05/15/2042	46,418	0.0
207,457	5.000%, 02/20/2043	211,143	0.0
		130,728,283	5.4
	Uniform Mortgage-Backed Securities: 20.2%
3,973,083	2.000%, 10/01/2050	3,261,869	0.1
6,948,600	2.000%, 12/01/2050	5,689,797	0.2
1,021,659	2.000%, 11/01/2051	843,043	0.0
2,830,074	2.000%, 11/01/2051	2,329,559	0.1
6,565,563	2.000%, 12/01/2051	5,378,133	0.2
4,982,353	2.000%, 12/01/2051	4,068,003	0.2
3,716,486	2.000%, 02/01/2052	3,059,150	0.1
1,898,348	2.000%, 02/01/2052	1,560,140	0.1
8,038,749	2.000%, 03/01/2052	6,559,156	0.3
43,092,000 (6)	2.000%, 01/15/2053	35,073,829	1.5
1,003,161	2.500%, 05/01/2030	941,638	0.1
1,524,831	2.500%, 06/01/2030	1,431,353	0.1
2,025,581	2.500%, 06/01/2030	1,901,525	0.1
914,168	2.500%, 07/01/2030	858,185	0.1
6,017,118	2.500%, 07/01/2050	5,136,695	0.2
18,849,724	2.500%, 11/01/2050	16,257,607	0.7
8,006,726	2.500%, 02/01/2051	6,803,006	0.3
4,780,898	2.500%, 04/01/2051	4,066,534	0.2
9,714,139	2.500%, 11/01/2051	8,284,743	0.4
4,685,854	2.500%, 12/01/2051	4,012,389	0.2
3,724,384	2.500%, 12/01/2051	3,184,287	0.1
5,063,563	2.500%, 01/01/2052	4,329,719	0.2
2,825,853	2.500%, 02/01/2052	2,426,037	0.1
4,678,262	2.500%, 02/01/2052	3,988,509	0.2
4,694,831	2.500%, 02/01/2052	4,020,398	0.2
4,859,039	2.500%, 02/01/2052	4,126,777	0.2
4,165,643	2.500%, 02/01/2052	3,551,452	0.2
78,964,000 (6)	2.500%, 01/15/2053	66,881,170	2.8
2,130,370	3.000%, 08/01/2030	2,040,172	0.1
1,080,171	3.000%, 09/01/2030	1,034,421	0.1
801,269	3.000%, 08/01/2043	729,906	0.0
1,373,942	3.000%, 09/01/2043	1,251,678	0.1

See Accompanying Notes to Financial Statements
120

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
5,046,845	3.000%, 04/01/2045	$4,557,455	0.2
3,084,971	3.000%, 08/01/2046	2,768,306	0.1
292,639	3.000%, 09/01/2046	262,328	0.0
4,119,057	3.000%, 01/01/2047	3,682,317	0.2
2,671,654	3.000%, 02/01/2052	2,363,456	0.1
4,568,517	3.000%, 02/01/2052	4,051,402	0.2
5,740,092	3.000%, 04/01/2052	5,070,447	0.2
3,870,895	3.000%, 05/01/2052	3,417,509	0.2
9,598,692	3.000%, 05/01/2052	8,472,824	0.4
47,896,000 (6)	3.000%, 01/15/2053	42,044,929	1.8
452,035	3.500%, 12/01/2041	423,554	0.0
77,806	3.500%, 08/01/2042	72,907	0.0
382,952	3.500%, 08/01/2042	358,839	0.0
529,174	3.500%, 10/01/2042	495,663	0.0
311,280	3.500%, 10/01/2042	291,535	0.0
226,870	3.500%, 03/01/2043	212,551	0.0
1,950,453	3.500%, 01/01/2046	1,813,886	0.1
3,129,966	3.500%, 02/01/2046	2,910,153	0.1
13,743,148	3.500%, 08/01/2046	12,775,177	0.5
2,247,173	3.500%, 08/01/2046	2,088,915	0.1
2,137,027	3.500%, 09/01/2047	1,978,077	0.1
6,228,773	3.500%, 07/01/2048	5,796,124	0.3
2,474,738	3.500%, 02/01/2052	2,270,727	0.1
2,178	4.000%, 05/01/2029	2,132	0.0
17,652	4.000%, 11/01/2030	17,103	0.0
9,771	4.000%, 02/01/2031	9,467	0.0
5,378	4.000%, 10/01/2031	5,211	0.0
3,826,303	4.000%, 12/01/2039	3,678,277	0.2
1,818,102	4.000%, 07/01/2042	1,747,675	0.1
474,601	4.000%, 07/01/2042	456,228	0.0
195,723	4.000%, 07/01/2042	188,059	0.0
305,160	4.000%, 08/01/2042	294,360	0.0
1,298,726	4.000%, 08/01/2043	1,248,630	0.1
2,163,774	4.000%, 09/01/2043	2,086,953	0.1
72,366	4.000%, 10/01/2043	69,384	0.0
146,471	4.000%, 10/01/2043	140,145	0.0
4,056,010	4.000%, 01/01/2045	3,965,333	0.2
398,500	4.000%, 06/01/2045	382,074	0.0
1,734,174	4.000%, 07/01/2045	1,669,670	0.1
707,776	4.000%, 07/01/2045	683,272	0.0
3,039,149	4.000%, 02/01/2046	2,913,875	0.1
597,444	4.000%, 06/01/2047	573,440	0.0
89,884	4.000%, 03/01/2048	85,788	0.0
403,800	4.000%, 03/01/2048	385,777	0.0
2,851,393	4.000%, 09/01/2048	2,734,919	0.1
4,856,632	4.000%, 05/01/2052	4,581,031	0.2
4,891,523	4.000%, 08/01/2052	4,593,022	0.2
72,558,000 (6)	4.000%, 01/15/2053	68,057,404	2.8
12,999	4.500%, 10/01/2025	12,912	0.0
204,446	4.500%, 07/01/2026	204,150	0.0
260,940	4.500%, 04/01/2029	259,176	0.0
3,974	4.500%, 06/01/2029	3,947	0.0
48,561	4.500%, 06/01/2029	48,233	0.0
51,361	4.500%, 07/01/2029	51,014	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
1,175	4.500%, 10/01/2029	$1,167	0.0
7,010	4.500%, 06/01/2030	6,942	0.0
237,388	4.500%, 10/01/2030	235,780	0.0
57,974	4.500%, 02/01/2031	57,012	0.0
36,751	4.500%, 05/01/2031	36,502	0.0
28,380	4.500%, 10/01/2033	28,031	0.0
13,106	4.500%, 01/01/2034	12,936	0.0
3,157	4.500%, 07/01/2034	3,116	0.0
18,608	4.500%, 09/01/2035	18,413	0.0
3,324	4.500%, 09/01/2035	3,261	0.0
25,316	4.500%, 11/01/2035	24,991	0.0
122,708	4.500%, 02/01/2036	119,074	0.0
52,352	4.500%, 01/01/2037	51,867	0.0
27,524	4.500%, 09/01/2037	27,185	0.0
1,550	4.500%, 02/01/2038	1,526	0.0
15,587	4.500%, 01/01/2039	15,433	0.0
22,812	4.500%, 02/01/2039	22,610	0.0
1,946	4.500%, 02/01/2039	1,900	0.0
55,791	4.500%, 04/01/2039	54,819	0.0
33,001	4.500%, 04/01/2039	32,695	0.0
11,301	4.500%, 04/01/2039	11,196	0.0
63,572	4.500%, 05/01/2039	63,072	0.0
51,054	4.500%, 05/01/2039	50,660	0.0
10,005	4.500%, 05/01/2039	9,919	0.0
322	4.500%, 05/01/2039	318	0.0
50,606	4.500%, 05/01/2039	50,163	0.0
651,059	4.500%, 05/01/2039	645,608	0.0
3,171	4.500%, 05/01/2039	3,142	0.0
80,363	4.500%, 06/01/2039	79,710	0.0
4,442	4.500%, 06/01/2039	4,408	0.0
18,462	4.500%, 07/01/2039	18,166	0.0
11,286	4.500%, 07/01/2039	11,192	0.0
40,066	4.500%, 07/01/2039	39,715	0.0
51,871	4.500%, 08/01/2039	51,114	0.0
147,295	4.500%, 08/01/2039	146,156	0.0
79,905	4.500%, 08/01/2039	79,267	0.0
38,752	4.500%, 08/01/2039	38,452	0.0
146,227	4.500%, 09/01/2039	144,227	0.0
120,990	4.500%, 10/01/2039	120,055	0.0
58,799	4.500%, 11/01/2039	58,344	0.0
7,665	4.500%, 11/01/2039	7,606	0.0
6,656	4.500%, 12/01/2039	6,556	0.0
3,746	4.500%, 12/01/2039	3,715	0.0
265,530	4.500%, 01/01/2040	263,477	0.0
3,388	4.500%, 01/01/2040	3,347	0.0
120,747	4.500%, 02/01/2040	119,814	0.0
61,119	4.500%, 02/01/2040	60,647	0.0
38,432	4.500%, 04/01/2040	38,024	0.0
415,888	4.500%, 04/01/2040	411,477	0.0
183,578	4.500%, 05/01/2040	181,716	0.0
34,287	4.500%, 05/01/2040	33,979	0.0
205,569	4.500%, 06/01/2040	203,980	0.0
83,265	4.500%, 06/01/2040	82,621	0.0
44,890	4.500%, 06/01/2040	44,414	0.0

See Accompanying Notes to Financial Statements
121

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
2,757	4.500%, 06/01/2040	$2,736	0.0
24,980	4.500%, 06/01/2040	24,787	0.0
16,706	4.500%, 07/01/2040	16,577	0.0
89,878	4.500%, 07/01/2040	89,183	0.0
54,414	4.500%, 07/01/2040	53,993	0.0
17,490	4.500%, 08/01/2040	17,355	0.0
55,706	4.500%, 08/01/2040	55,276	0.0
50,670	4.500%, 08/01/2040	50,279	0.0
58,401	4.500%, 08/01/2040	57,274	0.0
32,408	4.500%, 08/01/2040	32,157	0.0
3,387	4.500%, 08/01/2040	3,311	0.0
1,555	4.500%, 08/01/2040	1,542	0.0
12,561	4.500%, 09/01/2040	12,292	0.0
146,859	4.500%, 09/01/2040	145,723	0.0
19,265	4.500%, 09/01/2040	19,116	0.0
12,985	4.500%, 09/01/2040	12,885	0.0
75,263	4.500%, 09/01/2040	74,141	0.0
20,255	4.500%, 09/01/2040	20,098	0.0
11,943	4.500%, 09/01/2040	11,851	0.0
22,187	4.500%, 10/01/2040	22,015	0.0
126,873	4.500%, 10/01/2040	125,892	0.0
21,024	4.500%, 10/01/2040	20,861	0.0
57,965	4.500%, 10/01/2040	57,517	0.0
111,561	4.500%, 10/01/2040	110,670	0.0
38,279	4.500%, 11/01/2040	37,983	0.0
37,530	4.500%, 11/01/2040	37,239	0.0
280,473	4.500%, 11/01/2040	273,873	0.0
298,957	4.500%, 11/01/2040	296,645	0.0
744,342	4.500%, 11/01/2040	738,587	0.0
17,704	4.500%, 12/01/2040	17,567	0.0
2,059	4.500%, 12/01/2040	2,043	0.0
18,159	4.500%, 12/01/2040	17,967	0.0
29,457	4.500%, 12/01/2040	29,229	0.0
71,145	4.500%, 12/01/2040	70,594	0.0
70,038	4.500%, 12/01/2040	69,496	0.0
25,660	4.500%, 12/01/2040	25,461	0.0
151,516	4.500%, 12/01/2040	150,345	0.0
12,199	4.500%, 12/01/2040	11,955	0.0
98,033	4.500%, 01/01/2041	97,275	0.0
164,040	4.500%, 01/01/2041	162,771	0.0
351,093	4.500%, 01/01/2041	348,378	0.0
14,522	4.500%, 01/01/2041	14,410	0.0
29,806	4.500%, 01/01/2041	29,576	0.0
55,323	4.500%, 02/01/2041	54,895	0.0
56,896	4.500%, 02/01/2041	55,753	0.0
58,103	4.500%, 02/01/2041	57,654	0.0
42,117	4.500%, 02/01/2041	41,791	0.0
17,104	4.500%, 02/01/2041	16,923	0.0
35,952	4.500%, 03/01/2041	35,355	0.0
17,624	4.500%, 03/01/2041	17,488	0.0
35,843	4.500%, 03/01/2041	35,565	0.0
3,229	4.500%, 03/01/2041	3,204	0.0
56,137	4.500%, 03/01/2041	55,703	0.0
19,881	4.500%, 03/01/2041	19,727	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
155,446	4.500%, 03/01/2041	$152,123	0.0
73,097	4.500%, 03/01/2041	71,576	0.0
11,260	4.500%, 03/01/2041	10,949	0.0
305,643	4.500%, 04/01/2041	305,220	0.0
3,949	4.500%, 04/01/2041	3,919	0.0
28,786	4.500%, 04/01/2041	28,564	0.0
16,232	4.500%, 04/01/2041	15,800	0.0
72,388	4.500%, 04/01/2041	70,544	0.0
163,348	4.500%, 04/01/2041	162,085	0.0
295,564	4.500%, 05/01/2041	293,278	0.0
2,613	4.500%, 05/01/2041	2,585	0.0
19,689	4.500%, 05/01/2041	19,480	0.0
180,435	4.500%, 05/01/2041	178,556	0.0
258,038	4.500%, 05/01/2041	256,043	0.0
13,896	4.500%, 05/01/2041	13,788	0.0
11,208	4.500%, 05/01/2041	10,945	0.0
147,893	4.500%, 05/01/2041	146,749	0.0
6,136	4.500%, 05/01/2041	6,088	0.0
178,227	4.500%, 06/01/2041	176,848	0.0
47,651	4.500%, 06/01/2041	47,213	0.0
11,164	4.500%, 06/01/2041	11,078	0.0
3,103	4.500%, 07/01/2041	3,079	0.0
9,787	4.500%, 07/01/2041	9,711	0.0
141,388	4.500%, 07/01/2041	140,294	0.0
1,868	4.500%, 07/01/2041	1,838	0.0
41,611	4.500%, 07/01/2041	41,289	0.0
77,890	4.500%, 07/01/2041	77,288	0.0
17,460	4.500%, 07/01/2041	17,328	0.0
13,667	4.500%, 08/01/2041	13,561	0.0
96,520	4.500%, 08/01/2041	95,774	0.0
81,215	4.500%, 08/01/2041	80,586	0.0
127,661	4.500%, 08/01/2041	125,207	0.0
21,050	4.500%, 08/01/2041	20,527	0.0
120,377	4.500%, 08/01/2041	117,432	0.0
155,844	4.500%, 08/01/2041	153,519	0.0
52,720	4.500%, 08/01/2041	52,052	0.0
3,791	4.500%, 09/01/2041	3,751	0.0
422,188	4.500%, 09/01/2041	417,706	0.0
51,096	4.500%, 09/01/2041	50,223	0.0
9,382	4.500%, 09/01/2041	9,309	0.0
196,015	4.500%, 10/01/2041	193,935	0.0
24,973	4.500%, 10/01/2041	24,780	0.0
200,774	4.500%, 10/01/2041	198,645	0.0
846,650	4.500%, 10/01/2041	840,096	0.0
43,335	4.500%, 10/01/2041	42,408	0.0
475,269	4.500%, 10/01/2041	471,593	0.0
16,649	4.500%, 10/01/2041	16,472	0.0
85,668	4.500%, 10/01/2041	84,205	0.0
3,048	4.500%, 11/01/2041	3,024	0.0
232,588	4.500%, 11/01/2041	230,789	0.0
542,477	4.500%, 12/01/2041	538,278	0.0
180,970	4.500%, 12/01/2041	179,571	0.0
21,127	4.500%, 01/01/2042	20,963	0.0
12,599	4.500%, 01/01/2042	12,302	0.0

See Accompanying Notes to Financial Statements
122

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
9,519	4.500%, 01/01/2042	$9,445	0.0
4,179	4.500%, 03/01/2042	4,072	0.0
33,187	4.500%, 03/01/2042	32,598	0.0
26,994	4.500%, 04/01/2042	26,153	0.0
11,403	4.500%, 06/01/2042	11,229	0.0
5,297	4.500%, 08/01/2042	5,256	0.0
4,074	4.500%, 09/01/2042	3,938	0.0
6,437	4.500%, 01/01/2043	6,240	0.0
4,783	4.500%, 12/01/2043	4,703	0.0
42,682	4.500%, 04/01/2047	41,766	0.0
20,450	4.500%, 05/01/2047	20,003	0.0
61,922	4.500%, 06/01/2047	60,861	0.0
94,645	4.500%, 06/01/2047	93,004	0.0
66,461	4.500%, 07/01/2047	65,034	0.0
282,973	4.500%, 07/01/2047	278,007	0.0
16,176	4.500%, 08/01/2047	15,812	0.0
5,905,241	4.500%, 10/01/2052	5,689,658	0.2
26,835,000 (6)	4.500%, 01/15/2053	25,830,533	1.1
20	5.000%, 04/01/2023	20	0.0
116	5.000%, 12/01/2023	115	0.0
18,258	5.000%, 04/01/2026	18,170	0.0
24,470	5.000%, 05/01/2026	24,343	0.0
22,529	5.000%, 08/01/2027	22,447	0.0
8,961	5.000%, 04/01/2028	9,016	0.0
5,902,150	5.000%, 05/01/2042	6,032,784	0.3
3,244	5.500%, 06/01/2023	3,255	0.0
790	5.500%, 07/01/2023	787	0.0
712	5.500%, 09/01/2023	709	0.0
135	5.500%, 01/01/2025	135	0.0
28	5.500%, 08/01/2025	28	0.0
2,759	5.500%, 07/01/2026	2,769	0.0
2,660	5.500%, 12/01/2027	2,670	0.0
10,561	5.500%, 04/01/2028	10,599	0.0
3,437	5.500%, 08/01/2028	3,450	0.0
5,370	5.500%, 01/01/2029	5,399	0.0
44,235	5.500%, 10/01/2029	44,472	0.0
37,870	5.500%, 04/01/2033	38,306	0.0
11,671	5.500%, 10/01/2033	11,726	0.0
5,650	5.500%, 11/01/2033	5,715	0.0
2,513	5.500%, 11/01/2033	2,524	0.0
3,725	5.500%, 11/01/2033	3,837	0.0
716	5.500%, 11/01/2033	730	0.0
29,410	5.500%, 12/01/2033	30,380	0.0
940	5.500%, 12/01/2033	970	0.0
63,100	5.500%, 12/01/2033	63,924	0.0
10,074	5.500%, 12/01/2033	10,211	0.0
186,201	5.500%, 12/01/2033	190,543	0.0
280	5.500%, 01/01/2034	281	0.0
15,915	5.500%, 01/01/2034	15,989	0.0
7,150	5.500%, 01/01/2034	7,176	0.0
8,466	5.500%, 01/01/2034	8,676	0.0
66,772	5.500%, 01/01/2034	68,887	0.0
2,837	5.500%, 06/01/2034	2,886	0.0
30,325	5.500%, 11/01/2034	31,318	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
4,742	5.500%, 11/01/2034	$4,759	0.0
604	5.500%, 12/01/2034	625	0.0
9,104	5.500%, 01/01/2035	9,403	0.0
17,343	5.500%, 01/01/2035	17,917	0.0
22,048	5.500%, 01/01/2035	22,181	0.0
858,262	5.500%, 02/01/2035	887,258	0.1
8,971	5.500%, 02/01/2035	9,082	0.0
6,273	5.500%, 07/01/2035	6,428	0.0
480,586	5.500%, 08/01/2035	497,211	0.0
2,471	5.500%, 10/01/2035	2,554	0.0
320	5.500%, 11/01/2035	323	0.0
30,042	5.500%, 11/01/2035	30,815	0.0
76,696	5.500%, 12/01/2035	79,430	0.0
7,239	5.500%, 12/01/2035	7,461	0.0
478	5.500%, 12/01/2035	494	0.0
504	5.500%, 12/01/2035	522	0.0
49,790	5.500%, 01/01/2036	51,616	0.0
5,305	5.500%, 01/01/2036	5,497	0.0
409	5.500%, 02/01/2036	411	0.0
7,428	5.500%, 04/01/2036	7,698	0.0
601,050	5.500%, 07/01/2036	621,481	0.0
413	5.500%, 08/01/2036	429	0.0
51,134	5.500%, 09/01/2036	52,819	0.0
29,850	5.500%, 09/01/2036	30,830	0.0
82,810	5.500%, 12/01/2036	85,661	0.0
1,018	5.500%, 12/01/2036	1,056	0.0
78,749	5.500%, 12/01/2036	81,735	0.0
739	5.500%, 12/01/2036	766	0.0
7,510	5.500%, 01/01/2037	7,717	0.0
45,181	5.500%, 01/01/2037	46,895	0.0
63,241	5.500%, 02/01/2037	65,639	0.0
176,008	5.500%, 03/01/2037	181,049	0.0
6,849	5.500%, 04/01/2037	7,109	0.0
1,297	5.500%, 05/01/2037	1,335	0.0
511	5.500%, 05/01/2037	531	0.0
17,525	5.500%, 05/01/2037	18,188	0.0
8,429	5.500%, 05/01/2037	8,748	0.0
46,535	5.500%, 06/01/2037	48,297	0.0
15,631	5.500%, 06/01/2037	16,073	0.0
15,294	5.500%, 07/01/2037	15,485	0.0
24,802	5.500%, 08/01/2037	25,742	0.0
25,242	5.500%, 08/01/2037	26,162	0.0
9,556	5.500%, 08/01/2037	9,889	0.0
65,281	5.500%, 09/01/2037	67,756	0.0
472	5.500%, 11/01/2037	490	0.0
239,599	5.500%, 01/01/2038	248,646	0.0
732	5.500%, 02/01/2038	760	0.0
445	5.500%, 02/01/2038	462	0.0
219,828	5.500%, 03/01/2038	228,169	0.0
4,541	5.500%, 03/01/2038	4,608	0.0
8,982	5.500%, 04/01/2038	9,036	0.0
32,570	5.500%, 04/01/2038	33,582	0.0
436	5.500%, 04/01/2038	452	0.0
1,886	5.500%, 05/01/2038	1,958	0.0

See Accompanying Notes to Financial Statements
123

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
58,403	5.500%, 05/01/2038	$58,983	0.0
5,347	5.500%, 05/01/2038	5,558	0.0
53,250	5.500%, 06/01/2038	55,270	0.0
1,092,788	5.500%, 06/01/2038	1,137,910	0.1
11,878	5.500%, 06/01/2038	12,248	0.0
30,206	5.500%, 07/01/2038	31,352	0.0
29,371	5.500%, 07/01/2038	30,182	0.0
25,596	5.500%, 07/01/2038	26,567	0.0
268	5.500%, 07/01/2038	278	0.0
14,630	5.500%, 08/01/2038	15,135	0.0
53,396	5.500%, 08/01/2038	55,422	0.0
7,028	5.500%, 08/01/2038	7,278	0.0
121,897	5.500%, 11/01/2038	126,521	0.0
31,850	5.500%, 11/01/2038	33,104	0.0
114	5.500%, 12/01/2038	116	0.0
19,898	5.500%, 12/01/2038	20,684	0.0
215,902	5.500%, 01/01/2039	224,091	0.0
33,080	5.500%, 01/01/2039	34,334	0.0
64,258	5.500%, 01/01/2039	66,695	0.0
12,560	5.500%, 03/01/2039	13,037	0.0
195,522	5.500%, 06/01/2039	202,936	0.0
118,470	5.500%, 06/01/2039	122,963	0.0
11,058	5.500%, 07/01/2041	11,478	0.0
222,984	5.500%, 09/01/2041	230,175	0.0
48,230	6.000%, 11/01/2028	49,010	0.0
233	6.000%, 04/01/2031	239	0.0
228	6.000%, 01/01/2032	232	0.0
492	6.000%, 11/01/2032	500	0.0
519	6.000%, 11/01/2032	537	0.0
33,134	6.000%, 01/01/2033	34,302	0.0
2,138	6.000%, 09/01/2033	2,181	0.0
338	6.000%, 01/01/2034	345	0.0
25,214	6.000%, 06/01/2035	25,693	0.0
3,457	6.000%, 07/01/2035	3,560	0.0
5,548	6.000%, 07/01/2035	5,653	0.0
7,467	6.000%, 07/01/2035	7,732	0.0
4,501	6.000%, 07/01/2035	4,574	0.0
360	6.000%, 10/01/2035	366	0.0
1,028	6.000%, 10/01/2035	1,044	0.0
36,300	6.000%, 11/01/2035	37,587	0.0
29,959	6.000%, 12/01/2035	31,017	0.0
2,171	6.000%, 12/01/2035	2,206	0.0
190,072	6.000%, 12/01/2035	193,317	0.0
4,313	6.000%, 01/01/2036	4,423	0.0
30,232	6.000%, 02/01/2036	31,545	0.0
22,592	6.000%, 02/01/2036	23,463	0.0
15,825	6.000%, 03/01/2036	16,290	0.0
21,851	6.000%, 03/01/2036	23,130	0.0
30,378	6.000%, 04/01/2036	31,747	0.0
11,757	6.000%, 04/01/2036	12,274	0.0
9,025	6.000%, 05/01/2036	9,224	0.0
1,966	6.000%, 06/01/2036	2,024	0.0
333	6.000%, 06/01/2036	344	0.0
11,784	6.000%, 07/01/2036	11,980	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
2,520	6.000%, 07/01/2036	$2,562	0.0
1,193	6.000%, 07/01/2036	1,217	0.0
47,022	6.000%, 07/01/2036	48,758	0.0
118,916	6.000%, 08/01/2036	121,219	0.0
12,318	6.000%, 08/01/2036	12,621	0.0
316,424	6.000%, 08/01/2036	326,320	0.0
12,267	6.000%, 08/01/2036	12,820	0.0
1,547	6.000%, 08/01/2036	1,577	0.0
2,289	6.000%, 08/01/2036	2,393	0.0
77	6.000%, 09/01/2036	78	0.0
8,593	6.000%, 09/01/2036	8,779	0.0
55,310	6.000%, 09/01/2036	56,204	0.0
8,984	6.000%, 09/01/2036	9,375	0.0
17,968	6.000%, 09/01/2036	18,600	0.0
12,188	6.000%, 09/01/2036	12,461	0.0
33,608	6.000%, 09/01/2036	34,931	0.0
7,845	6.000%, 10/01/2036	7,972	0.0
27,100	6.000%, 10/01/2036	28,321	0.0
26,052	6.000%, 10/01/2036	26,984	0.0
19,277	6.000%, 10/01/2036	20,118	0.0
2,237	6.000%, 10/01/2036	2,273	0.0
10,393	6.000%, 10/01/2036	10,844	0.0
8,949	6.000%, 11/01/2036	9,180	0.0
14,896	6.000%, 11/01/2036	15,142	0.0
22,601	6.000%, 11/01/2036	23,620	0.0
1,364	6.000%, 12/01/2036	1,399	0.0
3,669	6.000%, 12/01/2036	3,735	0.0
19,775	6.000%, 12/01/2036	20,107	0.0
26,393	6.000%, 12/01/2036	27,583	0.0
2,456	6.000%, 12/01/2036	2,567	0.0
10,476	6.000%, 01/01/2037	10,650	0.0
7,283	6.000%, 01/01/2037	7,611	0.0
439	6.000%, 01/01/2037	459	0.0
515	6.000%, 01/01/2037	528	0.0
51,813	6.000%, 02/01/2037	53,694	0.0
7,557	6.000%, 02/01/2037	7,711	0.0
673	6.000%, 02/01/2037	686	0.0
10,060	6.000%, 02/01/2037	10,514	0.0
82,262	6.000%, 03/01/2037	85,090	0.0
4,509	6.000%, 03/01/2037	4,581	0.0
419	6.000%, 03/01/2037	438	0.0
11,286	6.000%, 03/01/2037	11,795	0.0
4,675	6.000%, 03/01/2037	4,886	0.0
17,533	6.000%, 03/01/2037	18,008	0.0
68,325	6.000%, 04/01/2037	71,295	0.0
38,885	6.000%, 04/01/2037	40,757	0.0
5,274	6.000%, 04/01/2037	5,466	0.0
9,988	6.000%, 04/01/2037	10,438	0.0
728	6.000%, 04/01/2037	742	0.0
13,716	6.000%, 04/01/2037	14,205	0.0
17,381	6.000%, 04/01/2037	18,164	0.0
1,409	6.000%, 04/01/2037	1,472	0.0
19,216	6.000%, 04/01/2037	19,577	0.0
2,191	6.000%, 04/01/2037	2,246	0.0

See Accompanying Notes to Financial Statements
124

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
20,613	6.000%, 04/01/2037	$20,946	0.0
27,579	6.000%, 04/01/2037	28,040	0.0
637	6.000%, 04/01/2037	647	0.0
588	6.000%, 05/01/2037	601	0.0
16,042	6.000%, 05/01/2037	16,323	0.0
7,456	6.000%, 05/01/2037	7,576	0.0
12,885	6.000%, 05/01/2037	13,093	0.0
11,020	6.000%, 05/01/2037	11,517	0.0
20,378	6.000%, 05/01/2037	21,118	0.0
59,722	6.000%, 05/01/2037	62,268	0.0
10,592	6.000%, 05/01/2037	10,763	0.0
5,516	6.000%, 05/01/2037	5,624	0.0
5,112	6.000%, 05/01/2037	5,297	0.0
3,642	6.000%, 06/01/2037	3,704	0.0
3,535	6.000%, 06/01/2037	3,661	0.0
4,346	6.000%, 06/01/2037	4,542	0.0
23,620	6.000%, 06/01/2037	24,002	0.0
41,797	6.000%, 06/01/2037	43,681	0.0
4,956	6.000%, 06/01/2037	5,036	0.0
1,254	6.000%, 06/01/2037	1,278	0.0
6,278	6.000%, 07/01/2037	6,379	0.0
8,931	6.000%, 07/01/2037	9,092	0.0
4,862	6.000%, 07/01/2037	5,081	0.0
12,958	6.000%, 07/01/2037	13,184	0.0
4,940	6.000%, 07/01/2037	5,180	0.0
30,927	6.000%, 07/01/2037	31,442	0.0
2,325	6.000%, 07/01/2037	2,402	0.0
37,782	6.000%, 07/01/2037	39,394	0.0
11,556	6.000%, 07/01/2037	11,756	0.0
13,993	6.000%, 08/01/2037	14,430	0.0
7,500	6.000%, 08/01/2037	7,644	0.0
16,764	6.000%, 08/01/2037	17,035	0.0
5,863	6.000%, 08/01/2037	5,961	0.0
8,592	6.000%, 08/01/2037	8,731	0.0
4,255	6.000%, 08/01/2037	4,405	0.0
35,670	6.000%, 08/01/2037	36,247	0.0
32,243	6.000%, 08/01/2037	33,697	0.0
1,544	6.000%, 09/01/2037	1,614	0.0
169,412	6.000%, 09/01/2037	177,050	0.0
5,751	6.000%, 09/01/2037	5,844	0.0
531	6.000%, 09/01/2037	542	0.0
61,047	6.000%, 09/01/2037	63,021	0.0
10,870	6.000%, 09/01/2037	11,351	0.0
600	6.000%, 10/01/2037	612	0.0
22,271	6.000%, 10/01/2037	23,239	0.0
671	6.000%, 11/01/2037	698	0.0
24,760	6.000%, 11/01/2037	25,804	0.0
33,938	6.000%, 11/01/2037	35,245	0.0
17,880	6.000%, 12/01/2037	18,438	0.0
45,181	6.000%, 12/01/2037	47,218	0.0
38,167	6.000%, 12/01/2037	39,029	0.0
1,028	6.000%, 12/01/2037	1,068	0.0
55,776	6.000%, 02/01/2038	57,148	0.0
84,741	6.000%, 02/01/2038	88,128	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
16,296	6.000%, 02/01/2038	$16,948	0.0
17,238	6.000%, 03/01/2038	17,847	0.0
833	6.000%, 03/01/2038	863	0.0
3,801	6.000%, 03/01/2038	3,862	0.0
47,543	6.000%, 05/01/2038	49,131	0.0
2,297	6.000%, 05/01/2038	2,398	0.0
7,686	6.000%, 06/01/2038	8,027	0.0
78,135	6.000%, 07/01/2038	80,746	0.0
30,954	6.000%, 07/01/2038	32,098	0.0
806	6.000%, 08/01/2038	832	0.0
17,532	6.000%, 09/01/2038	18,271	0.0
4,626	6.000%, 09/01/2038	4,835	0.0
3,244	6.000%, 09/01/2038	3,305	0.0
14,261	6.000%, 09/01/2038	14,545	0.0
9,879	6.000%, 10/01/2038	10,324	0.0
8,516	6.000%, 10/01/2038	8,858	0.0
349	6.000%, 10/01/2038	355	0.0
19,685	6.000%, 10/01/2038	20,445	0.0
1,433	6.000%,10/01/2038	1,480	0.0
11,557	6.000%, 10/01/2038	11,744	0.0
435	6.000%, 11/01/2038	449	0.0
1,104	6.000%, 11/01/2038	1,123	0.0
113,783	6.000%, 11/01/2038	116,829	0.0
846	6.000%, 12/01/2038	861	0.0
12,089	6.000%, 12/01/2038	12,379	0.0
47,476	6.000%, 12/01/2038	49,617	0.0
11,925	6.000%, 10/01/2039	12,424	0.0
951	6.000%, 10/01/2039	993	0.0
276,201	6.000%, 02/01/2040	285,966	0.0
11,837	6.000%, 04/01/2040	12,313	0.0
73,523	6.000%, 09/01/2040	74,756	0.0
125,008	6.000%, 10/01/2040	130,442	0.0
180,421	6.000%, 05/01/2041	188,593	0.0
1,784	6.500%, 04/01/2027	1,830	0.0
564	6.500%, 02/01/2028	579	0.0
5	6.500%, 06/01/2029	5	0.0
4,822	6.500%, 01/01/2032	4,949	0.0
5,234	6.500%, 04/01/2032	5,425	0.0
11,532	6.500%, 10/01/2032	11,830	0.0
7,838	6.500%, 10/01/2032	8,040	0.0
4,044	6.500%, 03/01/2038	4,288	0.0
205	7.000%, 08/01/2025	205	0.0
1,159	7.000%, 03/01/2026	1,156	0.0
3,864	7.000%, 03/01/2026	3,879	0.0
454	7.000%, 12/01/2027	453	0.0
145,585	7.000%, 03/01/2038	153,167	0.0
459,861	7.000%, 04/01/2038	492,480	0.0
6,207	7.500%, 09/01/2031	6,432	0.0
		488,234,719	20.2
	Total U.S. Government Agency Obligations (Cost $707,617,176)	677,535,293	28.0

See Accompanying Notes to Financial Statements
125

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 14.7%
	U.S. Treasury Bonds: 3.1%
17,000	1.250%, 05/15/2050	$9,155	0.0
920,000	1.375%, 11/15/2040	598,611	0.0
77,000	1.625%, 11/15/2050	45,844	0.0
100	2.000%, 11/15/2041	71	0.0
3,046,300	2.875%, 05/15/2052	2,441,800	0.1
33,312,100	3.000%, 08/15/2052	27,456,457	1.1
4,011,100	3.250%, 05/15/2042	3,518,487	0.2
41,336,000 (2)	4.000%, 11/15/2042	40,483,445	1.7
		74,553,870	3.1
	U.S. Treasury Notes: 11.6%
25,000	0.125%, 10/15/2023	24,119	0.0
16,997,000	0.250%, 06/15/2024	15,954,606	0.7
4,476,400	0.500%, 11/30/2023	4,306,977	0.2
4,427,600	0.875%, 01/31/2024	4,250,323	0.2
170,000	0.875%, 06/30/2026	152,050	0.0
773,500	1.125%, 02/15/2031	630,614	0.0
1,757,900	1.250%, 11/30/2026	1,577,647	0.1
8,250,800	1.250%, 09/30/2028	7,086,986	0.3
139,400	1.500%, 01/31/2027	125,879	0.0
1,600,500	1.500%, 11/30/2028	1,390,059	0.1
54,300	2.750%, 04/30/2027	51,468	0.0
1,315,300	2.750%, 08/15/2032	1,197,951	0.0
13,545,500 (2)	3.875%, 11/30/2027	13,473,540	0.6
50,713,400	3.875%, 12/31/2027	50,428,137	2.1
21,578,800	3.875%, 11/30/2029	21,438,875	0.9
52,454,000	3.875%, 12/31/2029	52,204,024	2.1
42,192,000 (2)	4.000%, 12/15/2025	41,928,300	1.7
30,827,100	4.125%, 11/15/2032	31,465,317	1.3
32,676,000	4.250%, 12/31/2024	32,564,953	1.3
		280,251,825	11.6
	Total U.S. Treasury Obligations
	(Cost $360,372,576)	354,805,695	14.7
ASSET-BACKED SECURITIES: 6.6%
	Automobile Asset-Backed Securities: 0.0%
350,000 (1)	GLS Auto Receivables Issuer Trust 2021-4 C, 1.940%, 10/15/2027	324,407	0.0

	Home Equity Asset-Backed Securities: 0.1%
1,150,721 (1)(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	901,952	0.1
56,112	Home Equity Asset Trust 2005-2 M5, 5.484%, (US0001M + 1.095%), 07/25/2035	55,974	0.0
603,134	Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 5.304%, (US0001M + 0.915%), 03/25/2035	591,728	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities (continued)
29,440	New Century Home Equity Loan Trust 2005-2 M3, 5.124%, (US0001M + 0.735%), 06/25/2035	$29,433	0.0
43,635	Renaissance Home Equity Loan Trust 2003-2 A, 3.894%, (US0001M + 0.880%), 08/25/2033	40,334	0.0
819,264 (3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	804,806	0.0
51,628	Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 4.549%, (US0001M + 0.160%), 11/25/2036	15,500	0.0
		2,439,727	0.1
	Other Asset-Backed Securities: 5.7%
2,000,000 (1)	AGL CLO 12 Ltd. 2021-12A C, 6.093%, (US0003M + 1.850%), 07/20/2034	1,854,548	0.1
2,408,195 (1)(3)(4)(7)	American Homes 4 Rent 2015-SFR1 XS, 3.232%, 04/17/2052	—	—
650,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR2, 5.961%, (US0003M + 1.950%), 04/14/2029	634,109	0.0
3,470,000 (1)	Babson CLO Ltd. 2017-1A A2, 5.544%, (US0003M + 1.350%), 07/18/2029	3,385,384	0.1
4,393,000 (1)	Babson CLO Ltd. 2018-3A A2, 5.543%, (US0003M + 1.300%), 07/20/2029	4,359,855	0.2
839,167 (1)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	712,638	0.0
564,324 (3)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 4.081%, 10/25/2036	549,164	0.0
2,250,000 (1)	Benefit Street Partners CLO IV Ltd. 2014-IVA BRRR, 6.393%, (US0003M + 2.150%), 01/20/2032	2,131,859	0.1
2,000,000 (1)	Benefit Street Partners CLO XVIII Ltd. 2019-18A A1R, 5.249%, (US0003M + 1.170%), 10/15/2034	1,949,048	0.1

See Accompanying Notes to Financial Statements
126

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,950,000 (1)	Benefit Street Partners CLO XVIII Ltd. 2019-18A A2R, 5.529%, (US0003M + 1.450%), 10/15/2034	$1,849,236	0.1
1,450,000 (1)	BlueMountain CLO Ltd. 2021-28A C, 6.079%, (US0003M + 2.000%), 04/15/2034	1,346,718	0.1
5,000,000 (1)	BlueMountain CLO XXXI Ltd. 2021-31A C, 6.227%, (US0003M + 2.000%), 04/19/2034	4,652,410	0.2
2,332,375 (1)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	2,099,065	0.1
3,490,000 (1)	Broad River Bsl Funding Clo Ltd. 2020-1A AR, 5.413%, (US0003M + 1.170%), 07/20/2034	3,384,895	0.1
3,000,000 (1)	Broad River Bsl Funding Clo Ltd. 2020-1A CR, 6.243%, (US0003M + 2.000%), 07/20/2034	2,794,344	0.1
1,750,000 (1)	California Street CLO IX L.P. 2012-9A CR3, 6.579%, (US0003M + 2.500%), 07/16/2032	1,658,123	0.1
5,500,000 (1)	Carlyle Global Market Strategies CLO 2016-1 Ltd. 2016-1A BR2, 6.293%, (US0003M + 2.050%), 04/20/2034	5,047,966	0.2
2,400,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 5.209%, (US0003M + 1.130%), 04/17/2031	2,284,486	0.1
3,250,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CRR, 6.325%, (US0003M + 2.000%), 07/23/2034	3,021,593	0.1
3,000,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 5.529%, (US0003M + 1.450%), 10/17/2034	2,849,340	0.1
37,273	Chase Funding Trust Series 2002-4 2A1, 5.129%, (US0001M + 0.740%), 10/25/2032	35,803	0.0
106,708	Chase Funding Trust Series 2003-5 2A2, 4.989%, (US0001M + 0.600%), 07/25/2033	100,837	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,055,853 (1)	CLI Funding VIII LLC 2022-1A A1, 2.720%, 01/18/2047	$899,003	0.0
919,125 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	841,045	0.0
483,750 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	450,401	0.0
291,750 (1)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	252,942	0.0
1,347,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,236,109	0.0
3,643,875 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,422,119	0.1
101,176	GSAMP Trust 2007-FM1 A2A, 4.459%, (US0001M + 0.070%), 12/25/2036	50,621	0.0
935,122 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	886,606	0.0
10,000,000 (1)	LCM 26A A2 Ltd., 5.493%, (US0003M + 1.250%), 01/20/2031	9,532,400	0.4
2,450,000 (1)	LCM 30A CR Ltd., 6.243%, (US0003M + 2.000%), 04/20/2031	2,244,746	0.1
58,753	Long Beach Mortgage Loan Trust 2004-4 1A1, 4.949%, (US0001M + 0.560%), 10/25/2034	53,818	0.0
2,090,000 (1)	Madison Park Funding XLVIII Ltd. 2021-48A C, 6.227%, (US0003M + 2.000%), 04/19/2033	1,995,894	0.1
1,650,000 (1)	Madison Park Funding XXI Ltd. 2016-21A ABRR, 5.479%, (US0003M + 1.400%), 10/15/2032	1,582,451	0.1
561,469 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	557,328	0.0
1,342,998 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	1,241,192	0.0
784,560 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	726,618	0.0

See Accompanying Notes to Financial Statements
127

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,567,032 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	$1,454,268	0.1
1,500,000 (1)	Oak Hill Credit Partners 2021-8A C, 6.094%, (US0003M + 1.900%), 01/18/2034	1,415,581	0.1
5,050,000 (1)	OCP CLO 2021-21A C Ltd., 6.143%, (US0003M + 1.900%), 07/20/2034	4,676,871	0.2
4,000,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 5.577%, (US0003M + 1.350%), 07/19/2030	3,817,632	0.2
1,800,000 (1)	OHA Credit Funding 9 Ltd. 2021-9A C, 6.127%, (US0003M + 1.900%), 07/19/2035	1,717,646	0.1
4,000,000 (1)	Palmer Square CLO 2013-2A BR3 Ltd., 6.077%, (US0003M + 1.850%), 10/17/2031	3,787,720	0.2
2,000,000 (1)	Palmer Square CLO 2021-3A A2 Ltd., 5.479%, (US0003M + 1.400%), 01/15/2035	1,941,968	0.1
7,000,000 (1)	Palmer Square CLO Ltd. 2021-2A C, 5.879%, (US0003M + 1.800%), 07/15/2034	6,589,177	0.3
266,149 (3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.527%, 01/25/2036	259,593	0.0
2,450,000 (1)	Rockland Park CLO Ltd. 2021-1A C, 6.143%, (US0003M + 1.900%), 04/20/2034	2,295,373	0.1
94,682	Small Business Administration Participation Certificates 2007-20L 1, 5.290%, 12/01/2027	94,188	0.0
1,513,833 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,349,288	0.1
2,600,000 (1)	Sound Point CLO XXIX Ltd. 2021-1A C1, 6.658%, (US0003M + 2.300%), 04/25/2034	2,378,688	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,800,000 (1)	Sound Point CLO XXVI Ltd. 2021-1A C1R, 6.443%, (US0003M + 2.200%), 07/20/2034	$2,557,251	0.1
1,813,580 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	1,666,428	0.1
8,200,000 (1)	Symphony CLO XXV Ltd. 2021-25A C, 6.277%, (US0003M + 2.050%), 04/19/2034	7,710,936	0.3
1,728,000 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,621,884	0.1
6,000,000 (1)	TCW CLO 2020-1A CRR Ltd., 6.293%, (US0003M + 2.050%), 04/20/2034	5,643,366	0.2
7,000,000 (1)	THL Credit Wind River 2017-3A CR Clo Ltd., 6.579%, (US0003M + 2.500%), 04/15/2035	6,593,580	0.3
7,000,000 (1)	Trinitas Clo VII Ltd. 2017-7A A1R, 5.558%, (US0003M + 1.200%), 01/25/2035	6,799,548	0.3
1,191,750 (1)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	995,984	0.0
		138,041,684	5.7
	Student Loan Asset-Backed Securities: 0.8%
453,457 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	412,882	0.0
316,257 (1)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	293,227	0.0
539,074 (1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	505,732	0.0
2,000,000 (1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	1,891,232	0.1
1,550,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,314,705	0.1
1,500,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,375,914	0.1

See Accompanying Notes to Financial Statements
128

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
2,500,000 (1)(3)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	$2,330,215	0.1
2,100,000 (1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	1,818,125	0.1
2,200,000 (1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	1,978,880	0.1
5,000,000 (1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	4,493,497	0.2
661,461 (1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	639,086	0.0
1,000,000 (1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	888,229	0.0
		17,941,724	0.8
	Total Asset-Backed Securities (Cost $169,427,259)	158,747,542	6.6
COMMERCIAL MORTGAGE-BACKED SECURITIES: 3.7%
12,277,628 (3)(4)	BANK 2019-BNK16 XA, 0.941%, 02/15/2052	515,725	0.0
50,524,631 (3)(4)	Bank 2019-BNK19 XA, 0.949%, 08/15/2061	2,389,661	0.1
22,800,000 (1)(3)(4)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	324,933	0.0
26,908,668 (3)(4)	Benchmark 2019-B12 XA Mortgage Trust, 1.033%, 08/15/2052	1,121,508	0.1
19,386,973 (3)(4)	Benchmark 2019-B9 XA Mortgage Trust, 1.031%, 03/15/2052	914,866	0.0
3,537,000 (1)(8)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	2,165,104	0.1
1,348,000 (1)(3)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.516%, 05/25/2052	907,207	0.0
16,859,436 (3)(4)	CD 2016-CD1 Mortgage Trust XA, 1.367%, 08/10/2049	588,750	0.0
34,309,298 (3)(4)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.875%, 09/15/2050	1,074,902	0.0
47,042,042 (3)(4)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.673%, 06/10/2051	1,415,255	0.1
4,124,547 (3)(4)	COMM 2012-CR3 XA, 1.530%, 10/15/2045	10,514	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
65,166,000 (1)(3)(4)	COMM 2012-CR4 XB, 0.423%, 10/15/2045	$203,930	0.0
307,998 (3)(4)	COMM 2012-CR5 XA, 1.092%, 12/10/2045	584	0.0
67,097,657 (3)(4)	COMM 2016-CR28 XA, 0.631%, 02/10/2049	1,098,134	0.1
3,906,000 (1)(3)	COMM 2020-CBM F Mortgage Trust, 3.633%, 02/10/2037	3,308,836	0.1
750,000 (1)	CSAIL 2020-C19 E Commercial Mortgage Trust, 2.500%, 03/15/2053	434,951	0.0
2,736,000 (1)	CSWF 2021-SOP2 D, 6.635%, (US0001M + 2.317%), 06/15/2034	2,456,487	0.1
253,692 (1)(7)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650%), 07/10/2044	252,541	0.0
10,394,493	Freddie Mac Multifamily 2021-ML08-X-US Certificates Sustainability Bonds, 1.846%, 07/25/2037	1,434,800	0.1
22,000,000 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.640%, 06/25/2041	71,247	0.0
10,700,000 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.788%, 12/25/2041	113,760	0.0
5,200,000 (1)(8)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	2,643,498	0.1
66,217,546 (1)(4)	FREMF 2019-KG01 X2A Mortgage Trust, 0.100%, 04/25/2029	233,192	0.0
7,380,000 (1)(4)	FREMF 2019-KG01 X2B Mortgage Trust, 0.100%, 05/25/2029	32,710	0.0
1,000,000 (1)(3)	FRR Re-REMIC Trust 2018-C1 B725, 2.844%, 02/27/2050	925,421	0.0
3,000,000 (1)(3)(9)	FRR Re-REMIC Trust 2018-C1 C725, 0.430%, 02/27/2050	2,670,352	0.1
2,845,000 (1)(3)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.430%, 09/27/2051	1,967,697	0.1
2,164,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 09/27/2051	1,770,960	0.1

See Accompanying Notes to Financial Statements
129

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,631,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 09/27/2051	$2,133,906	0.1
2,140,000 (1)(3)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.040%, 09/27/2051	1,710,553	0.1
1,817,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 09/27/2051	991,940	0.0
2,163,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 09/27/2051	1,728,716	0.1
2,140,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 09/27/2051	1,624,934	0.1
6,158,000 (1)	GAM Re-REMIC Trust 2021-FRR1 1B, 1.500%, 11/29/2050	4,047,201	0.2
8,097,000 (1)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.660%, 11/29/2050	5,102,530	0.2
4,451,000 (1)(3)(4)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/2050	3,148,519	0.1
3,030,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 BK61, 1.290%, 01/29/2052	2,084,960	0.1
3,298,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 BK89, 2.000%, 01/27/2052	1,844,214	0.1
1,723,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 C728, 0.600%, 08/27/2050	1,457,905	0.1
1,756,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.920%, 05/27/2048	1,391,854	0.1
2,125,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK61, 1.570%, 11/27/2049	1,391,853	0.1
1,483,000 (1)(3)(4)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.410%, 01/29/2052	957,201	0.0
1,728,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK89, 2.260%, 01/27/2052	897,532	0.0
1,724,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 D728, 0.690%, 01/29/2052	1,411,316	0.1
2,328,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 DK27, 0.030%, 12/27/2045	2,311,446	0.1
1,388,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.770%, 10/27/2047	1,147,604	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,755,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 DK47, 1.000%, 05/27/2048	$1,360,708	0.1
580,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 EK27, 0.040%, 12/27/2045	575,313	0.0
924,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.700%, 01/29/2052	754,016	0.0
27,754,461 (3)(4)	GS Mortgage Securities Trust 2013-GC16 XA, 0.994%, 11/10/2046	122,838	0.0
38,205,627 (3)(4)	GS Mortgage Securities Trust 2014-GC22 XA, 0.937%, 06/10/2047	313,277	0.0
105,040,797 (3)(4)	GS Mortgage Securities Trust 2019-GC42 XA, 0.805%, 09/01/2052	4,072,526	0.2
37,798,538 (3)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.587%, 12/15/2049	652,246	0.0
1,893,903 (3)(4)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.946%, 10/15/2048	28,502	0.0
292,068 (1)(3)(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.637%, 11/15/2038	—	—
688,079 (1)	Life 2021-BMR F Mortgage Trust, 6.668%, (US0001M + 2.350%), 03/15/2038	651,140	0.0
1,350,000 (1)	RFM Reremic Trust 2022-FRR1 AB55, 1.120%, 03/28/2049	1,005,606	0.0
1,140,000 (1)(3)	RFM Reremic Trust 2022-FRR1 AB60, 2.470%, 11/08/2049	891,698	0.0
1,720,000 (1)(3)	RFM Reremic Trust 2022-FRR1 AB64, 2.314%, 03/01/2050	1,310,273	0.1
420,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	296,933	0.0
530,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	347,028	0.0
500,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK64, 0.000%, 03/01/2050	320,099	0.0

See Accompanying Notes to Financial Statements
130

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
22,959,831 (3)(4)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.011%, 12/15/2047	$395,912	0.0
24,847,278 (3)(4)	Wells Fargo Commercial Mortgage Trust 2021-C59 E, 1.537%, 04/15/2054	2,086,401	0.1
664,309 (1)(3)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.521%, 11/15/2044	632,561	0.0
9,020,000 (1)(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.248%, 03/15/2045	7,289,905	0.3
4,017,360 (1)(3)(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 0.910%, 03/15/2048	5,108	0.0
	Total Commercial Mortgage-Backed Securities (Cost $101,086,343)	89,543,799	3.7

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 22.6%
	Affiliated Investment Companies: 22.6%
15,889,053	Voya Emerging Markets Hard Currency Debt Fund - Class P	116,943,433	4.8
10,816,439	Voya High Yield Bond Fund - Class P	71,064,002	2.9
16,701,399	Voya Investment Grade Credit Fund - Class P	149,477,522	6.2
13,944,031	Voya Securitized Credit Fund - Class P	122,428,596	5.1
10,569,205	Voya VACS Series EMCD Fund	86,773,176	3.6
	Total Mutual Funds (Cost $649,259,091)	546,686,729	22.6
	Value	Percentage of Net Assets
PURCHASED OPTIONS(10): 0.0%
Total Purchased Options (Cost $711,803)	145,110	0.0
Total Long-Term Investments (Cost $2,941,760,975)	2,656,314,738	109.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.7%
	Commercial Paper: 0.7%
11,300,000	BASF SE, 5.830%, 01/03/2023	$11,294,587	0.5
1,500,000	Duke Energy DUKESG, 6.120%, 01/03/2023	1,499,246	0.0
5,500,000	Waste Management, Inc., 4.930%, 02/06/2023	5,472,656	0.2

	Total Commercial Paper
	(Cost $18,269,858)	18,266,489	0.7

	Repurchase Agreements: 3.5%
3,349,401 (11)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/30/22, 4.32%, due 01/03/23 (Repurchase Amount $3,350,987, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $3,416,389, due 07/01/32-01/01/53)	3,349,401	0.1
3,819,059 (11)	Bethesda Securities LLC, Repurchase Agreement dated 12/30/22, 4.38%, due 01/03/23 (Repurchase Amount $3,820,892, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $3,933,631, due 04/01/23-12/01/52)	3,819,059	0.2
23,056,100 (11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $23,066,965, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $23,517,222, due 01/15/23-11/20/72)	23,056,100	1.0

See Accompanying Notes to Financial Statements
131

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
13,297,802 (11)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $13,304,229, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $13,570,404, due 04/15/23-11/15/52)	$13,297,802	0.6
2,699,202 (11)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/30/ 22, 4.26%, due 01/03/23 (Repurchase Amount $2,700,462, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $2,753,187, due 12/31/22-11/15/52)	2,699,202	0.1
7,581,948 (11)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/ 22, 4.30%, due 01/03/23 (Repurchase Amount $7,585,521, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $7,737,284, due 03/01/23-11/20/72)	7,581,948	0.3
12,621,936 (11)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $12,627,939, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $12,874,376, due 01/03/23-09/09/49)	12,621,936	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
17,838,382 (11)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $17,846,866, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $18,195,236, due 01/15/24-02/15/51)	$17,838,382	0.7
	Total Repurchase Agreements (Cost $84,263,830)	84,263,830	3.5

	Time Deposits: 0.6%
2,420,000 (11)	Canadian Imperial Bank of Commerce, 4.300%, 01/03/2023	2,420,000	0.1
2,410,000 (11)	Credit Agricole, 4.300%, 01/03/2023	2,410,000	0.1
2,440,000 (11)	Landesbank Baden-Wuerttemberg, 4.320%, 01/03/2023	2,440,000	0.1
2,430,000 (11)	Mizuho Bank Ltd., 4.320%, 01/03/2023	2,430,000	0.1
2,440,000 (11)	The Royal Bank of Canada, 4.320%, 01/03/ 2023	2,440,000	0.1
2,440,000 (11)	Toronto-Dominion Bank, 4.310%, 01/03/2023	2,440,000	0.1
	Total Time Deposits (Cost $14,580,000)	14,580,000	0.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.9%
94,736,000 (12)	Goldman Sachs Financial Square Government Fund ‑ Institutional Shares, 4.150%
	(Cost $94,736,000)	94,736,000	3.9
	Total Short-Term Investments (Cost $211,849,688)	211,846,319	8.7
	Total Investments in Securities (Cost $3,153,610,663)	$2,868,161,057	118.5
	Liabilities in Excess of Other Assets	(447,259,495)	(18.5)
	Net Assets	$2,420,901,562	100.0

See Accompanying Notes to Financial Statements
132

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of December 31, 2022.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Represents or includes a TBA transaction.

(7)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(9)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2022.

(10)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(11)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of December 31, 2022.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
SOFR30A	30-day Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Mutual Funds	$546,686,729	$—	$—	$546,686,729
Purchased Options	—	145,110	—	145,110
Corporate Bonds/Notes	—	485,320,652	—	485,320,652
Collateralized Mortgage Obligations	—	341,842,763	—	341,842,763
Municipal Bonds	—	1,687,155	—	1,687,155
Asset-Backed Securities	—	158,747,542	—	158,747,542
U.S. Government Agency Obligations	—	677,535,293	—	677,535,293
Commercial Mortgage-Backed Securities	—	89,291,258	252,541	89,543,799
U.S. Treasury Obligations	—	354,805,695	—	354,805,695
Short-Term Investments	94,736,000	117,110,319	—	211,846,319
Total Investments, at fair value	$641,422,729	$2,226,485,787	$252,541	$2,868,161,057
Other Financial Instruments+
Centrally Cleared Swaps	—	2,599,775	—	2,599,775
Futures	1,116,162	—	—	1,116,162
Total Assets	$642,538,891	$2,229,085,562	$252,541	$2,871,876,994
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(5,714,705)	$—	$(5,714,705)
Forward Premium Swaptions	—	(199,829)	—	(199,829)
Futures	(1,151,289)	—	—	(1,151,289)
Written Options	—	(12,592,591)	—	(12,592,591)
Total Liabilities	$(1,151,289)	$(18,507,125)	$—	$(19,658,414)
See Accompanying Notes to Financial Statements
133

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Hard Currency Debt Fund - Class P	$140,639,743	$6,835,398	$—	$(30,531,708)	$116,943,433	$6,835,399	$—	$—
Voya Emerging Markets Local Currency Debt Fund - Class P	54,094,440	—	(71,094,801)	17,000,361	—	—	(22,979,539)	—
Voya Floating Rate Fund Class P	845,247	36,489	(846,411)	(35,325)	—	41,674	(41,844)	—
Voya High Yield Bond Fund - Class P	138,305,077	33,056,244	(84,869,179)	(15,428,140)	71,064,002	7,084,580	(9,868,553)	971,818
Voya Investment Grade Credit Fund - Class P	179,068,657	5,460,172	(158,939)	(34,892,368)	149,477,522	5,460,173	(158,939)	—
Voya Securitized Credit Fund - Class P	193,421,253	—	(58,292,872)	(12,699,785)	122,428,596	6,272,574	(4,292,883)	—
Voya VACS Series EMCD Fund	99,395,231	4,252,763	—	(16,874,818)	86,773,176	4,085,789	—	166,999
	$805,769,648	$49,641,066	$(215,262,202)	$(93,461,783)	$546,686,729	$29,780,189	$(37,341,758)	$1,138,817
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury Ultra Long Bond	498	03/22/23	$66,887,625	$(1,151,289)
			$66,887,625	$(1,151,289)
Short Contracts:
U.S. Treasury 10-Year Note	(394)	03/22/23	(44,244,969)	288,473
U.S. Treasury 2-Year Note	(121)	03/31/23	(24,814,453)	57,093
U.S. Treasury 5-Year Note	(452)	03/31/23	(48,784,219)	124,056
U.S. Treasury Long Bond	(153)	03/22/23	(19,177,594)	333,003
U.S. Treasury Ultra 10-Year Note	(462)	03/22/23	(54,645,937)	313,537
			$(191,667,172)	$1,116,162
At December 31, 2022, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 33, Version 13	Buy	(5.000)	12/20/24	USD 27,986,640	$(796,654)	$1,399,784
CDX North American High Yield Index, Series 39, Version 1	Buy	(5.000)	12/20/27	USD 112,750,000	(656,660)	(3,057,743)
					$(1,453,314)	$(1,657,959)
See Accompanying Notes to Financial Statements
134

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2022, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	3.067%	Annual	05/10/33	USD 8,836,470	$(318,647)	$(318,647)
Pay	1-day Secured Overnight Financing Rate	Annual	3.076	Annual	05/10/33	USD 6,311,765	(223,191)	(223,191)
Pay	1-day Secured Overnight Financing Rate	Annual	3.094	Annual	05/10/33	USD 7,574,000	(256,307)	(256,307)
Pay	1-day Secured Overnight Financing Rate	Annual	3.114	Annual	05/10/33	USD 5,681,000	(183,019)	(183,019)
Pay	1-day Secured Overnight Financing Rate	Annual	3.154	Annual	05/10/33	USD 7,574,000	(219,112)	(219,112)
Pay	1-day Secured Overnight Financing Rate	Annual	3.289	Annual	05/10/33	USD 13,886,108	(247,323)	(247,323)
Pay	1-day Secured Overnight Financing Rate	Annual	3.345	Annual	05/10/33	USD 8,142,000	(107,349)	(107,349)
Pay	1-day Secured Overnight Financing Rate	Annual	3.473	Annual	05/10/33	USD 12,623,805	(33,768)	(33,768)
Pay	1-day Secured Overnight Financing Rate	Annual	3.475	Annual	05/10/33	USD 12,623,678	(30,890)	(30,890)
Pay	1-day Secured Overnight Financing Rate	Annual	3.483	Annual	05/10/33	USD 18,935,517	(35,412)	(35,412)
Pay	1-day Secured Overnight Financing Rate	Annual	3.105	Annual	05/11/33	USD 12,624,000	(415,497)	(415,497)
Pay	1-day Secured Overnight Financing Rate	Annual	3.129	Annual	05/11/33	USD 6,311,958	(194,893)	(194,893)
Pay	1-day Secured Overnight Financing Rate	Annual	3.172	Annual	05/11/33	USD 6,311,958	(172,795)	(172,795)
Pay	1-day Secured Overnight Financing Rate	Annual	3.212	Annual	05/11/33	USD 7,574,000	(182,417)	(182,417)
Pay	1-day Secured Overnight Financing Rate	Annual	3.456	Annual	05/17/33	USD 9,593,000	(36,342)	(36,342)
Receive	1-day Secured Overnight Financing Rate	Annual	3.209	Annual	05/10/33	USD 15,149,000	369,616	369,616
Receive	1-day Secured Overnight Financing Rate	Annual	3.226	Annual	05/10/33	USD 15,653,000	359,656	359,656
Receive	1-day Secured Overnight Financing Rate	Annual	3.269	Annual	05/10/33	USD 9,468,000	184,199	184,199
Receive	1-day Secured Overnight Financing Rate	Annual	3.297	Annual	05/10/33	USD 6,122,000	104,695	104,695
Receive	1-day Secured Overnight Financing Rate	Annual	3.372	Annual	05/10/33	USD 10,099,000	110,639	110,639
Receive	1-day Secured Overnight Financing Rate	Annual	3.443	Annual	05/17/33	USD 7,700,000	37,022	37,022
Receive	1-day Secured Overnight Financing Rate	Annual	3.465	Annual	05/17/33	USD 11,361,000	34,164	34,164
Receive	1-day Secured Overnight Financing Rate	Annual	3.515	Annual	05/17/33	USD 8,395,000	—	—
							$(1,456,971)	$(1,456,971)
At December 31, 2022, the following OTC purchased foreign currency options were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD6,000,500	$297,625	$122,725
Call USD vs. Put CNH	Bank of America N.A.	02/07/23	7.500	USD29,140,000	135,501	6,523
Call USD vs. Put CNH	Morgan Stanley Capital Services LLC	02/09/23	7.470	USD55,042,000	278,677	15,862
					$711,803	$145,110
See Accompanying Notes to Financial Statements
135

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following OTC written interest rate swaptions were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Pay	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD 50,495,000	$1,483,922	$(2,184,785)
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Pay	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 50,494,000	1,456,752	(1,937,566)
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Pay	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD 25,247,000	724,589	(1,007,149)
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Pay	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD 12,624,000	472,138	(282,580)
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Pay	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 25,247,000	773,820	(308,008)
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Pay	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD 50,495,000	1,441,632	(2,000,450)
Put on 10-Year Interest Rate Swap (2)	Bank of America N.A.	Receive	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD 50,495,000	1,483,922	(723,054)
Put on 10-Year Interest Rate Swap (2)	Barclays Bank PLC	Receive	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 50,494,000	1,456,752	(845,429)
Put on 10-Year Interest Rate Swap (2)	Deutsche Bank AG	Receive	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD 25,247,000	724,589	(400,171)
Put on 10-Year Interest Rate Swap (2)	Goldman Sachs International	Receive	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD 12,624,000	472,138	(763,785)
Put on 10-Year Interest Rate Swap (2)	JPMorgan Chase Bank N.A.	Receive	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 25,247,000	773,820	(1,332,497)
Put on 10-Year Interest Rate Swap (2)	Morgan Stanley Capital Services LLC	Receive	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD 50,495,000	1,441,632	(807,117)
							$12,705,706	$(12,592,591)
At December 31, 2022, the following OTC purchased forward premium swaptions were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD 12,484,500	$(2,184,788)	$(11,788)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	05/28/27	USD 20,904,800	(3,700,150)	(48,922)
Call on 30-Year Interest Rate Swap	Nomura International PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	05/25/27	USD 6,658,000	(1,198,440)	(32,115)
Call on 35-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/03/27	USD 12,484,500	(2,187,909)	(13,076)
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD 19,473,000	(3,505,140)	(93,928)
							$(12,776,427)	$(199,829)
See Accompanying Notes to Financial Statements
136

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

(1)
Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(2)
Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

(3)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(4)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$145,110
Interest rate contracts	Variation margin receivable on futures contracts**	1,116,162
Credit contracts	Variation margin receivable on centrally cleared swaps**	1,399,784
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	1,199,991
Total Asset Derivatives		$3,861,047
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts**	$1,151,289
Credit contracts	Variation margin payable on centrally cleared swaps**	3,057,743
Interest rate contracts	Variation margin payable on centrally cleared swaps**	2,656,962
Interest rate contracts	Unrealized depreciation on OTC forward premium swaptions	199,829
Interest rate contracts	Written options, at fair value	12,592,591
Total Liability Derivatives		$19,658,414

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$9,722,624	$—	$9,722,624
Equity contracts	—	—	10,236	—	—	10,236
Foreign exchange contracts	(738,519)	1,356,243	—	—	1,903,409	2,521,133
Interest rate contracts	218,866	—	(44,559,107)	(3,431,700)	2,942,683	(44,829,258)
Total	$(519,653)	$1,356,243	$(44,548,871)	$6,290,924	$4,846,092	$(32,575,265)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(1,446,713)	$—	$(1,446,713)
Foreign exchange contracts	(566,693)	673,238	—	—	—	106,545
Interest rate contracts	429,361	—	(2,645,344)	(1,456,971)	(438,633)	(4,111,587)
Total	$(137,332)	$673,238	$(2,645,344)	$(2,903,684)	$(438,633)	$(5,451,755)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements
137

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Nomura International PLC	Totals
Assets:
Purchased options	$6,523	$—	$122,725	$—	$—	$—	$15,862	$—	$145,110
Total Assets	$6,523	$—	$122,725	$—	$—	$—	$15,862	$—	$145,110
Liabilities:
Forward premium swaptions	$—	$167,714	$—	$—	$—	$—	$—	$32,115	$199,829
Written options	2,907,839	2,782,994	—	1,407,320	1,046,365	1,640,506	2,807,567	—	12,592,591
Total Liabilities	$2,907,839	$2,950,708	$—	$1,407,320	$1,046,365	$1,640,506	$2,807,567	$32,115	$12,792,420
Net OTC derivative instruments by counterparty, at fair value	$(2,901,316)	$(2,950,708)	$122,725	$(1,407,320)	$(1,046,365)	$(1,640,506)	$(2,791,705)	$(32,115)	(12,647,310)
Total collateral pledged by the Portfolio/ (Received from counterparty)	$2,901,316	$2,950,708	$(100,000)	$1,407,320	$970,000	$1,550,000	$2,791,705	$—	$12,471,049
Net Exposure(1)(2)	$—	$—	$22,725	$—	$(76,365)	$(90,506)	$—	$(32,115)	$(176,261)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2022, the Portfolio had pledged $3,400,000, $3,270,000, $1,750,000, and $2,900,000 in cash collateral to Bank of America N.A., Barclays Bank PLC, Deutsche Bank AG, and Morgan Stanley Capital Services LLC, respectively.Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $3,149,633,001.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$8,435,931
Gross Unrealized Depreciation	(305,645,706)
Net Unrealized Depreciation	$(297,209,775)
See Accompanying Notes to Financial Statements
138

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 2.6%
85,173 (1)	Cargurus, Inc.	$1,193,274	0.4
619,145 (1)	Globalstar, Inc.	823,463	0.3
45,368 (1)	Imax Corp.	665,095	0.2
175,262 (1)	Playtika Holding Corp.	1,491,479	0.5
188,647 (1)	Vimeo, Inc.	647,059	0.2
36,864 (1)	Yelp, Inc.	1,007,862	0.4
23,770 (1)	Ziff Davis, Inc.	1,880,207	0.6
		7,708,439	2.6
	Consumer Discretionary: 7.7%
31,382	Acushnet Holdings Corp.	1,332,480	0.4
92,288	Arko Corp.	799,214	0.3
67,725	Gentex Corp.	1,846,861	0.6
87,672	International Game Technology PLC	1,988,401	0.7
105,163 (1)	Leslie’s, Inc.	1,284,040	0.4
155,595 (1)	Lindblad Expeditions Holdings, Inc.	1,198,081	0.4
176,104 (1)	Sonos, Inc.	2,976,158	1.0
89,733	Steven Madden Ltd.	2,867,867	0.9
82,420 (1)	Taylor Morrison Home Corp.	2,501,447	0.8
154,975 (1)	Tri Pointe Homes, Inc.	2,880,985	1.0
139,862 (1)	Udemy, Inc.	1,475,544	0.5
187,322	Wolverine World Wide, Inc.	2,047,429	0.7
		23,198,507	7.7
	Energy: 4.6%
203,178	Archrock, Inc.	1,824,539	0.6
308,634 (1)	Clean Energy Fuels Corp.	1,604,897	0.5
389,131 (1)	Kosmos Energy Ltd.	2,474,873	0.8
35,540	Murphy Oil Corp.	1,528,575	0.5
132,306 (1)	US Silica Holdings, Inc.	1,653,825	0.6
178,764	World Fuel Services Corp.	4,885,620	1.6
		13,972,329	4.6
	Financials: 17.1%
331,239	AGNC Investment Corp.	3,428,324	1.1
127,712	Argo Group International Holdings Ltd.	3,301,355	1.1
121,917	Associated Banc-Corp.	2,815,064	0.9
26,396	Atlantic Union Bankshares Corp.	927,555	0.3
73,020	BankUnited, Inc.	2,480,489	0.8
43,428	Berkshire Hills Bancorp, Inc.	1,298,497	0.4
45,749	Brown & Brown, Inc.	2,606,321	0.9
58,928	Capstar Financial Holdings, Inc.	1,040,669	0.3
28,028	Cathay General Bancorp.	1,143,262	0.4
97,655	ConnectOne Bancorp, Inc.	2,364,228	0.8
66,872	Eastern Bankshares, Inc.	1,153,542	0.4
112,021	Ellington Financial, Inc.	1,385,700	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
40,200	Essent Group Ltd.	$1,562,976	0.5
85,707	First BanCorp. Puerto Rico	1,090,193	0.4
24,839 (2)	HCI Group, Inc.	983,376	0.3
64,159 (2)	KKR Real Estate Finance Trust, Inc.	895,660	0.3
81,787	Ladder Capital Corp.	821,141	0.3
55,322	Mercury General Corp.	1,892,012	0.6
61,191 (1)	NMI Holdings, Inc.	1,278,892	0.4
199,302	Old Republic International Corp.	4,813,143	1.6
30,620	Origin Bancorp, Inc.	1,123,754	0.4
141,295	Pacific Premier Bancorp, Inc.	4,459,270	1.5
39,171	ProAssurance Corp.	684,317	0.2
37,830	Provident Financial Services, Inc.	808,049	0.3
97,565	Radian Group, Inc.	1,860,565	0.6
306,252	Redwood Trust, Inc.	2,070,264	0.7
22,117	SEI Investments Co.	1,289,421	0.4
72,197	Simmons First National Corp.	1,558,011	0.5
25,837 (1)	Third Coast Bancshares, Inc.	476,176	0.2
		51,612,226	17.1
	Health Care: 15.7%
119,944 (1)	Alignment Healthcare, Inc.	1,410,541	0.5
145,649 (1)	Allscripts Healthcare Solutions, Inc.	2,569,248	0.9
202,331 (1)	Amicus Therapeutics, Inc.	2,470,462	0.8
62,832 (1)	Arrowhead Pharmaceuticals, Inc.	2,548,466	0.8
40,912 (1)	Avanos Medical, Inc.	1,107,079	0.4
241,228 (1)	BioCryst Pharmaceuticals, Inc.	2,769,297	0.9
32,126	Bruker Corp.	2,195,812	0.7
49,522 (1)	Castle Biosciences, Inc.	1,165,748	0.4
618,553 (1)	Cerus Corp.	2,257,719	0.8
467,442 (1)	Geron Corp.	1,131,210	0.4
25,910 (1)	Globus Medical, Inc.	1,924,336	0.6
26,856 (1)	Guardant Health, Inc.	730,483	0.2
35,191 (1)	HealthEquity, Inc.	2,169,173	0.7
177,075 (1)	Immunogen, Inc.	878,292	0.3
154,311 (1)	Kodiak Sciences, Inc.	1,104,867	0.4
32,290 (1)	Lantheus Holdings, Inc.	1,645,498	0.5
352,121 (1)	MannKind Corp.	1,855,678	0.6
54,484 (1)	Maravai LifeSciences Holdings, Inc.	779,666	0.3
35,038 (1)	Merit Medical Systems, Inc.	2,474,384	0.8
78,885 (1)	NextGen Healthcare, Inc.	1,481,460	0.5
770,108 (1)	Opko Health, Inc.	962,635	0.3
81,699 (1)	Option Care Health, Inc.	2,458,323	0.8

See Accompanying Notes to Financial Statements
139

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
31,100 (1)	PROCEPT BioRobotics Corp.	$1,291,894	0.4
64,994 (1)	PTC Therapeutics, Inc.	2,480,821	0.8
1,519,712 (1)	Rigel Pharmaceuticals, Inc.	2,279,568	0.8
111,493	Select Medical Holdings Corp.	2,768,371	0.9
9,902 (1)	TransMedics Group, Inc.	611,151	0.2
		47,522,182	15.7
	Industrials: 18.9%
61,929	ABM Industries, Inc.	2,750,886	0.9
10,328 (1)	Aerojet Rocketdyne Holdings, Inc.	577,645	0.2
7,361	Alamo Group, Inc.	1,042,318	0.4
92,001	Allison Transmission Holdings, Inc.	3,827,242	1.3
76,132	Barnes Group, Inc.	3,109,992	1.0
51,384	Brady Corp.	2,420,186	0.8
63,914 (1)	CoreCivic, Inc.	738,846	0.2
8,229	CSW Industrials, Inc.	953,988	0.3
140,196 (1)	First Advantage Corp.	1,822,548	0.6
14,874	Franklin Electric Co., Inc.	1,186,201	0.4
149,877	Hillenbrand, Inc.	6,395,252	2.1
105,533	Kennametal, Inc.	2,539,124	0.8
94,865 (1)	Legalzoom.com, Inc.	734,255	0.2
59,102	Marten Transport Ltd.	1,169,037	0.4
199,301	Mueller Water Products, Inc.	2,144,479	0.7
120,729 (1)	NOW, Inc.	1,533,258	0.5
101,251 (1)	Resideo Technologies, Inc.	1,665,579	0.6
208,157	Shyft Group, Inc./The	5,174,783	1.7
23,644	Simpson Manufacturing Co., Inc.	2,096,277	0.7
36,489 (1)	SunPower Corp.	657,897	0.2
59,747	Terex Corp.	2,552,392	0.9
24,814	Toro Co.	2,808,945	0.9
133,399 (1)	Upwork, Inc.	1,392,686	0.5
26,774	Watts Water Technologies, Inc.	3,915,162	1.3
36,254	Werner Enterprises, Inc.	1,459,586	0.5
24,502	Woodward, Inc.	2,367,138	0.8
		57,035,702	18.9
	Information Technology: 17.7%
182,827 (1)	8x8, Inc.	789,813	0.3
172,914 (1)	ACI Worldwide, Inc.	3,977,022	1.3
44,514 (1)	Altair Engineering, Inc.	2,024,052	0.7
6,720 (1)	Appfolio, Inc.	708,154	0.2
77,142 (1)	Avid Technology, Inc.	2,051,206	0.7
116,315 (1)	Box, Inc.	3,620,886	1.2
35,571 (1)	Commvault Systems, Inc.	2,235,282	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
15,455	CSG Systems International, Inc.	$884,026	0.3
59,862 (1)	Domo, Inc.	852,435	0.3
215,869 (1)	Dropbox, Inc.	4,831,148	1.6
155,852 (1)	Duck Creek Technologies, Inc.	1,878,017	0.6
49,491	EVERTEC, Inc.	1,602,519	0.5
94,361 (1)	Formfactor, Inc.	2,097,645	0.7
174,580 (1)(2)	Infinera Corp.	1,176,669	0.4
93,249 (1)	Knowles Corp.	1,531,149	0.5
44,787 (1)	LiveRamp Holdings, Inc.	1,049,807	0.3
129,631 (1)	Momentive Global, Inc.	907,417	0.3
52,066	National Instruments Corp.	1,921,235	0.6
41,703 (1)	Nutanix, Inc.	1,086,363	0.4
38,172 (1)	PowerSchool Holdings, Inc.	881,010	0.3
22,330 (1)	Procore Technologies, Inc.	1,053,529	0.3
33,699 (1)	PROS Holdings, Inc.	817,538	0.3
82,910 (1)	Repay Holdings Corp.	667,425	0.2
207,742 (1)(2)	Sabre Corp.	1,283,845	0.4
53,608	Sapiens International Corp. NV	990,676	0.3
28,674 (1)	Semtech Corp.	822,657	0.3
36,137 (1)	Smartsheet, Inc.	1,422,352	0.5
220,718 (1)	Sumo Logic, Inc.	1,787,816	0.6
29,042 (1)	Tenable Holdings, Inc.	1,107,952	0.4
99,603 (1)	Varonis Systems, Inc.	2,384,496	0.8
260,020 (1)	Viavi Solutions, Inc.	2,732,810	0.9
141,667 (1)	Yext, Inc.	925,085	0.3
227,526 (1)	Zuora, Inc.	1,447,065	0.5
		53,549,101	17.7
	Materials: 7.3%
46,381	Avient Corp.	1,565,823	0.5
11,742	Balchem Corp.	1,433,816	0.5
266,591	Element Solutions, Inc.	4,849,290	1.6
339,744	Glatfelter Corp.	944,488	0.3
21,590 (1)	Ingevity Corp.	1,520,800	0.5
12,443	Innospec, Inc.	1,279,887	0.4
40,031	Minerals Technologies, Inc.	2,430,682	0.8
74,077	Sensient Technologies Corp.	5,401,695	1.8
68,579 (1)	TimkenSteel Corp.	1,246,080	0.4
28,299	Worthington Industries, Inc.	1,406,743	0.5
		22,079,304	7.3
	Real Estate: 6.3%
27,472	American Assets Trust, Inc.	728,008	0.2
104,755	Americold Realty Trust, Inc.	2,965,614	1.0
146,382	Apartment Investment and Management Co.	1,042,240	0.3
81,444	Broadstone Net Lease, Inc.	1,320,207	0.4

See Accompanying Notes to Financial Statements
140

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
58,019	CareTrust REIT, Inc.	$1,077,993	0.4
68,644 (1)	Cushman & Wakefield PLC	855,304	0.3
49,186 (2)	Easterly Government Properties, Inc.	701,884	0.2
74,710	Essential Properties Realty Trust, Inc.	1,753,444	0.6
41,398	Gladstone Land Corp.	759,653	0.2
38,609	Plymouth Industrial REIT, Inc.	740,520	0.2
61,639	Sabra Healthcare REIT, Inc.	766,173	0.3
201,682	Service Properties Trust	1,470,262	0.5
91,186	STAG Industrial, Inc.	2,946,220	1.0
35,270	Terreno Realty Corp.	2,005,805	0.7
		19,133,327	6.3
	Utilities: 1.7%
18,817	ALLETE, Inc.	1,213,885	0.4
63,957	Avista Corp.	2,835,853	1.0
15,864	NorthWestern Corp.	941,370	0.3
		4,991,108	1.7
	Total Common Stock (Cost $309,055,467)	300,802,225	99.6
EXCHANGE-TRADED FUNDS: 0.3%
4,776	iShares Russell 2000 ETF	832,743	0.3
	Total Exchange-Traded Funds (Cost $855,136)	832,743	0.3
	Total Long-Term Investments (Cost $309,910,603)	301,634,968	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Repurchase Agreements: 1.2%
1,000,000 (3)	MUFG Securities America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $1,020,000, due 08/01/24-01/01/53)	1,000,000	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (3)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,020,000, due 01/03/ 23-09/09/49)	$1,000,000	0.3
474,679 (3)	Nomura Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $474,903, collateralized by various U.S. Government Agency Obligations, 1.973%-9.000%, Market Value plus accrued interest $484,173, due 02/01/23-07/01/60)	474,679	0.2
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,000, due 09/01/24-10/20/52)	1,000,000	0.4
	Total Repurchase Agreements (Cost $3,474,679)	3,474,679	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
376,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $376,000)	376,000	0.1

See Accompanying Notes to Financial Statements
141

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2022 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Short-Term Investments (Cost $3,850,679)	$3,850,679	1.3
Total Investments in Securities (Cost $313,761,282)	$305,485,647	101.2
Liabilities in Excess of Other Assets	(3,526,569)	(1.2)
Net Assets	$301,959,078	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$300,802,225	$—	$—	$300,802,225
Exchange-Traded Funds	832,743	—	—	832,743
Short-Term Investments	376,000	3,474,679	—	3,850,679
Total Investments, at fair value	$302,010,968	$3,474,679	$—	$305,485,647

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $335,458,534.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$13,459,549
Gross Unrealized Depreciation	(43,432,805)
Net Unrealized Depreciation	$(29,973,256)
See Accompanying Notes to Financial Statements
142

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.2777
Class S	NII	$0.2262
All Classes	STCG	$0.5014
All Classes	LTCG	$1.4775
Voya Global High Dividend Low Volatility Portfolio
Class ADV	NII	$0.2407
Class I	NII	$0.2970
Class S	NII	$0.2689
Class S2	NII	$0.2517
Class T	NII	$0.2305
All Classes	STCG	$0.2075
All Classes	LTCG	$0.1815
Voya Government Money Market Portfolio
Class I	NII	$0.0138
Class S	NII	$0.0130
Portfolio Name	Type	Per Share Amount
Voya Growth and Income Portfolio
Class ADV	NII	$0.1375
Class I	NII	$0.2304
Class S	NII	$0.1783
Class S2	NII	$0.1565
All Classes	STCG	$0.2016
All Classes	LTCG	$2.5276
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.2910
Class I	NII	$0.3513
Class S	NII	$0.3207
Class S2	NII	$0.3025
Voya Small Company Portfolio
All Classes	STCG	$2.7882
All Classes	LTCG	$1.9824

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	8.98%
Voya Global High Dividend Low Volatility Portfolio	71.23%
Voya Growth and Income Portfolio	59.32%
Voya Small Company Portfolio	6.36%
For the year ended December 31, 2022, 59.81% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Portfolio	$30,166,938
Voya Global High Dividend Low Volatility Portfolio	$8,980,032
Voya Growth and Income Portfolio	$231,816,376
Voya Small Company Portfolio	$39,313,708
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
143

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director/Trustee	January 2020 – Present May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	132	RSR Partners, Inc, (2016 − Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/Trustee	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	132	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Director/Trustee	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	132	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/Trustee	October 2015 – Present	Retired.	132	None.

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to

144

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).
(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

145

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. – Head of Funds Compliance; Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
146

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2002 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:50	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

147

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Directors/Trustees (“Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio, each a series of the Registrants (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Registrants, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Directors/Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors/Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

148

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Registrants’ Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

150

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Global High Dividend Low Volatility Portfolio
In considering whether to approve the renewal of the Contracts for Voya Global High Dividend Low Volatility Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date, five-year and ten-year periods, and the fourth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio outperformed its Morningstar category average for the one-year, three-year, five-year and ten-year periods, and its performance was equal to the performance of its Morningstar category average for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year and three-year periods, the second quintile for the five-year period, and the third quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the

151

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the negative impact of the increase in interest rates in the first quarter of 2022 on the Portfolio’s performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the fourth quintile for the one-year and ten-year periods, and the fifth quintile for the three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed. In analyzing this performance data, the Board took into account: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) recent changes with the Portfolio, including a change to the Portfolio’s investment strategy and portfolio management team, effective June 1, 2022, and the Portfolio’s improved performance during more recent periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that lower fee rates and expense limits were implemented for the Fund, effective June 1, 2022.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1222-022323)

Annual Report
December 31, 2022
Classes ADV, I and S
Domestic Equity Index Portfolios
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Voya Index Plus LargeCap Portfolio

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Voya Index Plus MidCap Portfolio

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Voya Index Plus SmallCap Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

Benchmark Descriptions

Index	Description
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index*	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

*
The S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and have been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index.

1

Portfolio Managers’ Report	Voya Index Plus LargeCap Portfolio

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Information Technology	26.9%
Health Care	16.0%
Financials	12.2%
Consumer Discretionary	9.7%
Industrials	8.2%
Consumer Staples	6.9%
Communication Services	6.4%
Energy	5.1%
Utilities	3.2%
Real Estate	2.6%
Materials	2.3%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -19.04% compared to the S&P 500® Index, which returned -18.11% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed the S&P 500® Index. The largest detractor came from stock specific and industry risk; conversely the core model contributed positively. The smaller market cap tilt also contributed favorably.
On the sector level, stock selection within the health care, energy and utilities sectors detracted the most value. Among the key contributors for the period were the overweight positions in ConocoPhillips, Marathon Petroleum Corp. and Valero Energy Corp. Key detractors for the period included the underweight positions in Chevron Corp., Exxon Mobil Corp. and AbbVie, Inc. In contrast, stock selection was positive in the information technology and materials sectors.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, what we refer to as “quantamental.” Our proprietary quantitative model
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Apple, Inc.	5.6%
Microsoft Corp.	4.9%
Alphabet, Inc. - Class A	2.9%
Johnson & Johnson	2.1%
Amazon.com, Inc.	1.8%
UnitedHealth Group, Inc.	1.5%
PepsiCo, Inc.	1.5%
Coca-Cola Co.	1.5%
Nvidia Corp.	1.4%
Visa, Inc. - Class A	1.2%
Portfolio holdings are subject to change daily.
seeks to emphasize high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages Voya’s fundamental equity research, seeking to create higher conviction “alpha,” that is uncorrelated to our quantitative models. We believe this approach of combining existing fundamental alpha sources with in-house quantitative models results in diversified excess returns.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
2

Voya Index Plus LargeCap Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV(1)	-19.44%	7.48%	11.37%
Class I	-19.04%	8.01%	11.92%
Class S	-19.23%	7.75%	11.65%
S&P 500® Index	-18.11%	9.42%	12.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus LargeCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class ADV incepted on August 24, 2018. The Class ADV shares performance shown for the period prior to their inception date is the performance of Class I shares with adjustment for any differences in the expenses between the two classes.

3

Portfolio Managers’ Report	Voya Index Plus MidCap Portfolio

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Industrials	18.4%
Financials	15.7%
Consumer Discretionary	14.3%
Information Technology	11.9%
Health Care	9.9%
Real Estate	7.6%
Materials	6.6%
Energy	3.9%
Consumer Staples	3.7%
Utilities	3.7%
Communication Services	2.1%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -14.29% compared to the S&P MidCap 400® Index, which returned -13.06% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed its benchmark. The primary driver of underperformance came from the Portfolio’s modestly higher market capitalization tilt.
Selection within healthcare and real estate contributed. Key contributors for the period included our position in non-benchmark stock Valero Energy Corp., as well as underweights to Trex Company, Inc. and Medical Properties Trust, Inc.
Conversely, stock selection in information technology, financials and utilities detracted from returns. Among the key detractors were the underweight position in FirstSolar Inc., not owning First Horizon Corp. and overweight to Semtech Corp.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, what we refer to as “quantamental.” Our proprietary quantitative model
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

AECOM	1.0%
Reliance Steel & Aluminum Co.	0.9%
Genpact Ltd.	0.8%
Lamar Advertising Co.	0.8%
Owens Corning, Inc.	0.8%
Neurocrine Biosciences, Inc.	0.8%
National Retail Properties, Inc.	0.8%
CubeSmart	0.8%
Unum Group	0.7%
National Fuel Gas Co.	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
seeks high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages Voya’s fundamental equity research, seeking to create higher conviction “alpha,” that is uncorrelated to our quantitative models. We believe this approach of combining existing fundamental alpha sources with in-house quantitative models can result in diversified excess returns.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Voya Index Plus MidCap Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class I	-14.29%	5.23%	9.62%
Class S	-14.51%	4.98%	9.35%
S&P MidCap 400® Index	-13.06%	6.71%	10.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus MidCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

5

Portfolio Managers’ Report	Voya Index Plus SmallCap Portfolio

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Financials	18.3%
Industrials	16.5%
Consumer Discretionary	12.8%
Information Technology	12.3%
Health Care	11.1%
Real Estate	7.3%
Consumer Staples	5.4%
Materials	5.4%
Energy	4.8%
Communication Services	2.4%
Utilities	2.3%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -14.00% compared to the S&P SmallCap 600® Index, which returned -16.10% for the same period.
Portfolio Review: For the reporting year, the Portfolio outperformed its benchmark due favorable sector allocation and stock selection.
On the sector level, stock selection within the information technology, financials and materials sectors added the most value. Key contributors for the period included the underweight in Innovative Industrial Properties Inc., not owning benchmark stock Rogers Corp. and underweight in Trupanion, Inc. In contrast, stock selection within the industrials sector detracted. Among the key detractors for the period were underweight positions in Helmerich & Payne, Inc., Lantheus Holdings Inc. and Civitas Resources, Inc.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, an approach which we refer to as “quantamental.” Our proprietary quantitative model seeks to emphasize high quality, profitable companies that
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

SPS Commerce, Inc.	0.9%
Applied Industrial Technologies, Inc.	0.9%
United Community Banks, Inc./GA	0.8%
Academy Sports & Outdoors, Inc.	0.8%
Insight Enterprises, Inc.	0.8%
AMN Healthcare Services, Inc.	0.8%
Essential Properties Realty Trust, Inc.	0.8%
Avista Corp.	0.7%
Simply Good Foods Co/The	0.7%
Exponent, Inc.	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages Voya’s fundamental equity research, seeking to create higher conviction added value (“alpha”) that is uncorrelated to our quantitative models. In our view, this unique approach of combining existing fundamental alpha sources with in-house quantitative models could result in diversified excess returns.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Voya Index Plus SmallCap Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class I	-14.00%	4.43%	9.73%
Class S	-14.20%	4.18%	9.46%
S&P SmallCap 600® Index	-16.10%	5.88%	10.82%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus SmallCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or a variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Voya Index Plus LargeCap Portfolio
Class ADV	$1,000.00	$1,015.30	1.05%	$5.33	$1,000.00	$1,019.91	1.05%	$5.35
Class I	1,000.00	1,017.50	0.55	2.80	1,000.00	1,022.43	0.55	2.80
Class S	1,000.00	1,016.70	0.80	4.07	1,000.00	1,021.17	0.80	4.08
Voya Index Plus MidCap Portfolio
Class I	$1,000.00	$1,070.50	0.60%	$3.13	$1,000.00	$1,022.18	0.60%	$3.06
Class S	1,000.00	1,068.80	0.85	4.43	1,000.00	1,020.92	0.85	4.33
Voya Index Plus SmallCap Portfolio
Class I	$1,000.00	$1,047.80	0.60%	$3.10	$1,000.00	$1,022.18	0.60%	$3.06
Class S	1,000.00	1,046.20	0.85	4.38	1,000.00	1,020.92	0.85	4.33

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio and Voya Index Plus SmallCap Portfolio and the Board of Directors of Voya Variable Portfolios, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio and Voya Index Plus SmallCap Portfolio (collectively referred to as the “Portfolios”) (three of the portfolios constituting Voya Variable Portfolios, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (three of the portfolios constituting Voya Variable Portfolios, Inc.) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 13, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 17, 2023
9

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at fair value+*	$705,092,452	$444,041,370	$216,390,229
Short-term investments at fair value†	3,413,000	14,942,401	4,468,976
Cash	265,407	177,920	115,485
Cash collateral for futures contracts	148,400	499,500	232,000
Receivables:
Fund shares sold	93,892	1,216	27,217
Dividends	723,972	572,483	309,428
Interest	904	196	160
Foreign tax reclaims	348	492	—
Prepaid expenses	3,895	2,427	3,711
Reimbursement due from Investment Adviser	13,775	30,730	20,300
Other assets	74,415	46,323	22,761
Total assets	709,830,460	460,315,058	221,590,267
LIABILITIES:
Payable for fund shares redeemed	471,254	219,566	28,661
Payable upon receipt of securities loaned	—	5,827,401	1,851,976
Variation margin payable on futures contracts	7,525	49,580	12,400
Payable for investment management fees	278,274	196,733	95,280
Payable for distribution and shareholder service fees	20,137	10,948	8,186
Payable to directors under the deferred compensation plan (Note 6)	74,415	46,323	22,761
Payable for trustee fees	1,984	1,233	594
Other accrued expenses and liabilities	198,494	194,706	87,310
Total liabilities	1,052,083	6,546,490	2,107,168
NET ASSETS	$708,778,377	$453,768,568	$219,483,099
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$618,460,970	$420,816,103	$202,054,765
Total distributable earnings	90,317,407	32,952,465	17,428,334
NET ASSETS	$708,778,377	$453,768,568	$219,483,099
+ Including securities loaned at value	$—	$5,670,896	$1,803,865
* Cost of investments in securities	$637,282,871	$432,558,729	$208,908,217
† Cost of short-term investments	$3,413,000	$14,942,401	$4,468,976
Class ADV
Net assets	$1,098,377	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	53,368	n/a	n/a
Net asset value and redemption price per share	$20.58	n/a	n/a
Class I
Net assets	$617,824,764	$403,372,882	$181,927,276
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	29,471,315	23,298,259	9,318,458
Net asset value and redemption price per share	$20.96	$17.31	$19.52
Class S
Net assets	$89,855,236	$50,395,686	$37,555,823
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,345,213	2,976,374	1,952,751
Net asset value and redemption price per share	$20.68	$16.93	$19.23
See Accompanying Notes to Financial Statements
10

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,547,644	$7,904,353	$3,520,508
Interest	5,681	4,532	4,510
Securities lending income, net	14,099	99,378	15,765
Total investment income	11,567,424	8,008,263	3,540,783
EXPENSES:
Investment management fees	3,571,952	2,465,611	1,188,370
Distribution and shareholder service fees:
Class ADV	6,371	—	—
Class S	261,943	141,621	106,133
Transfer agent fees:
Class ADV	856	—	—
Class I	441,616	507,901	253,210
Class S	67,156	65,834	54,924
Shareholder reporting expense	33,165	33,825	19,860
Professional fees	67,135	52,673	17,177
Custody and accounting expense	78,900	75,500	35,910
Trustee fees	19,844	12,328	5,942
Licensing fee (Note 7)	158,740	98,616	47,531
Miscellaneous expense	50,315	30,378	14,438
Interest expense	1,418	108	96
Total expenses	4,759,411	3,484,395	1,743,591
Waived and reimbursed fees	(110,973)	(370,571)	(205,169)
Net expenses	4,648,438	3,113,824	1,538,422
Net investment income	6,918,986	4,894,439	2,002,361
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	17,138,972	16,830,690	8,480,346
Futures	151,740	433,655	(437,032)
Net realized gain	17,290,712	17,264,345	8,043,314
Net change in unrealized appreciation (depreciation) on:
Investments	(202,501,922)	(104,729,728)	(48,170,680)
Futures	(845,869)	(150,245)	(185,426)
Net change in unrealized appreciation (depreciation)	(203,347,791)	(104,879,973)	(48,356,106)
Net realized and unrealized loss	(186,057,079)	(87,615,628)	(40,312,792)
Decrease in net assets resulting from operations	$(179,138,093)	$(82,721,189)	$(38,310,431)
* Foreign taxes withheld	$—	$1,880	$8,629
See Accompanying Notes to Financial Statements
11

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus LargeCap Portfolio		Voya Index Plus MidCap Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$6,918,986	$6,640,161	$4,894,439	$4,440,252
Net realized gain	17,290,712	193,771,986	17,264,345	105,237,357
Net change in unrealized appreciation (depreciation)	(203,347,791)	35,357,483	(104,879,973)	26,150,647
Increase (decrease) in net assets resulting from operations	(179,138,093)	235,769,630	(82,721,189)	135,828,256
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(320,725)	(95,867)	—	—
Class I	(173,274,010)	(57,344,483)	(96,265,200)	(6,145,195)
Class S	(26,643,719)	(9,450,366)	(12,607,249)	(758,030)
Total distributions	(200,238,454)	(66,890,716)	(108,872,449)	(6,903,225)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,170,556	14,344,911	4,810,346	12,807,567
Reinvestment of distributions	200,238,454	66,890,716	108,872,449	6,903,225
	206,409,010	81,235,627	113,682,795	19,710,792
Cost of shares redeemed	(81,119,037)	(167,300,497)	(56,032,542)	(68,185,642)
Net increase (decrease) in net assets resulting from capital share transactions	125,289,973	(86,064,870)	57,650,253	(48,474,850)
Net increase (decrease) in net assets	(254,086,574)	82,814,044	(133,943,385)	80,450,181
NET ASSETS:
Beginning of year or period	962,864,951	880,050,907	587,711,953	507,261,772
End of year or period	$708,778,377	$962,864,951	$453,768,568	$587,711,953
See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus SmallCap Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$2,002,361	$2,360,298
Net realized gain	8,043,314	47,514,765
Net change in unrealized appreciation (depreciation)	(48,356,106)	15,670,091
Increase (decrease) in net assets resulting from operations	(38,310,431)	65,545,154
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(31,425,093)	(1,522,903)
Class S	(6,872,575)	(269,344)
Total distributions	(38,297,668)	(1,792,247)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,709,670	12,105,326
Reinvestment of distributions	38,297,668	1,792,247
	43,007,338	13,897,573
Cost of shares redeemed	(26,093,422)	(34,592,216)
Net increase (decrease) in net assets resulting from capital share transactions	16,913,916	(20,694,643)
Net increase (decrease) in net assets	(59,694,183)	43,058,264
NET ASSETS:
Beginning of year or period	279,177,282	236,119,018
End of year or period	$219,483,099	$279,177,282

See Accompanying Notes to Financial Statements
13

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Plus LargeCap Portfolio
Class ADV
12-31-22	34.59	0.10•	(6.73)	(6.63)	0.09	7.29	—	7.38	—	20.58	(19.44)	1.07	1.05	1.05	0.40	1,098	57
12-31-21	29.04	0.08•	7.82	7.90	0.21	2.14	—	2.35	—	34.59	28.62	1.07	1.05	1.05	0.26	1,564	60
12-31-20	28.37	0.17•	3.30	3.47	0.28	2.52	—	2.80	—	29.04	15.37	1.08	1.05	1.05	0.67	1,188	52
12-31-19	24.41	0.25	6.52	6.77	0.40	2.41	—	2.81	—	28.37	29.40	1.00	1.00	1.00	0.95	1,247	45
08-24-18(5) - 12-31-18	28.07	0.10•	(3.76)	(3.66)	0.00*	—	—	0.00*	—	24.41	(13.04)	0.99	0.99	0.99	1.08	1,016	72
Class I
12-31-22	35.11	0.22•	(6.83)	(6.61)	0.25	7.29	—	7.54	—	20.96	(19.04)	0.57	0.55	0.55	0.91	617,825	57
12-31-21	29.43	0.24•	7.92	8.16	0.34	2.14	—	2.48	—	35.11	29.25	0.57	0.55	0.55	0.76	829,418	60
12-31-20	28.77	0.30•	3.33	3.63	0.45	2.52	—	2.97	—	29.43	15.91	0.58	0.55	0.55	1.16	755,544	52
12-31-19	24.64	0.39•	6.59	6.98	0.44	2.41	—	2.85	—	28.77	30.05	0.50	0.50	0.50	1.44	788,581	45
12-31-18	29.11	0.41•	(2.18)	(1.77)	0.43	2.27	—	2.70	—	24.64	(6.82)	0.49	0.49	0.49	1.47	728,383	72
Class S
12-31-22	34.72	0.16•	(6.75)	(6.59)	0.16	7.29	—	7.45	—	20.68	(19.23)	0.82	0.80	0.80	0.65	89,855	57
12-31-21	29.13	0.16•	7.84	8.00	0.27	2.14	—	2.41	—	34.72	28.94	0.82	0.80	0.80	0.51	131,883	60
12-31-20	28.49	0.27	3.26	3.53	0.37	2.52	—	2.89	—	29.13	15.62	0.83	0.80	0.80	0.91	123,319	52
12-31-19	24.43	0.32•	6.53	6.85	0.38	2.41	—	2.79	—	28.49	29.73	0.75	0.75	0.75	1.19	126,416	45
12-31-18	28.87	0.34•	(2.16)	(1.82)	0.35	2.27	—	2.62	—	24.43	(7.04)	0.74	0.74	0.74	1.23	119,150	72
Voya Index Plus MidCap Portfolio
Class I
12-31-22	26.18	0.20•	(4.04)	(3.84)	0.21	4.82	—	5.03	—	17.31	(14.29)	0.68	0.60	0.60	1.02	403,373	58
12-31-21	20.75	0.20•	5.52	5.72	0.21	0.08	—	0.29	—	26.18	27.74	0.68	0.60	0.60	0.81	517,075	63
12-31-20	19.50	0.20	1.30	1.50	0.25	—	—	0.25	—	20.75	8.25	0.74	0.60	0.60	1.03	442,016	53
12-31-19	17.22	0.23•	4.18	4.41	0.26	1.87	—	2.14	—	19.50	27.08	0.55	0.55	0.55	1.26	468,981	38
12-31-18	22.95	0.25•	(3.12)	(2.87)	0.23	2.63	—	2.86	—	17.22	(14.34)	0.55	0.55	0.55	1.18	415,219	68
Class S
12-31-22	25.71	0.15•	(3.98)	(3.83)	0.13	4.82	—	4.95	—	16.93	(14.51)	0.93	0.85	0.85	0.77	50,396	58
12-31-21	20.38	0.13•	5.44	5.57	0.16	0.08	—	0.24	—	25.71	27.49	0.93	0.85	0.85	0.56	70,637	63
12-31-20	19.14	0.16	1.28	1.44	0.20	—	—	0.20	—	20.38	7.98	0.99	0.85	0.85	0.78	65,246	53
12-31-19	16.93	0.18•	4.11	4.29	0.21	1.87	—	2.08	—	19.14	26.74	0.80	0.80	0.80	1.01	70,770	38
12-31-18	22.59	0.19•	(3.05)	(2.86)	0.17	2.63	—	2.80	—	16.93	(14.52)	0.80	0.80	0.80	0.93	65,547	68
Voya Index Plus SmallCap Portfolio
Class I
12-31-22	27.28	0.19•	(4.07)	(3.88)	0.22	3.66	—	3.88	—	19.52	(14.00)	0.69	0.60	0.60	0.89	181,927	57
12-31-21	21.39	0.23•	5.84	6.07	0.18	—	—	0.18	—	27.28	28.45	0.69	0.60	0.60	0.91	227,944	63
12-31-20	20.91	0.17•	0.74	0.91	0.21	0.22	—	0.43	—	21.39	5.38	0.73	0.60	0.60	0.97	188,149	54
12-31-19	20.36	0.21	3.86	4.07	0.23	3.29	—	3.53	—	20.91	21.81	0.57	0.57	0.57	0.98	199,122	43
12-31-18	26.78	0.22•	(2.95)	(2.73)	0.24	3.45	—	3.69	—	20.36	(12.40)(a)	0.55	0.55	0.55	0.86(b)	185,212	67
Class S
12-31-22	26.91	0.14•	(4.01)	(3.87)	0.15	3.66	—	3.81	—	19.23	(14.20)	0.94	0.85	0.85	0.64	37,556	57
12-31-21	21.11	0.16•	5.77	5.93	0.13	—	—	0.13	—	26.91	28.13	0.94	0.85	0.85	0.65	51,234	63
12-31-20	20.62	0.14	0.72	0.86	0.15	0.22	—	0.37	—	21.11	5.11	0.98	0.85	0.85	0.71	47,970	54
12-31-19	20.10	0.16	3.82	3.98	0.17	3.29	—	3.46	—	20.62	21.55	0.82	0.82	0.82	0.73	52,956	43
12-31-18	26.47	0.15•	(2.91)	(2.76)	0.16	3.45	—	3.61	—	20.10	(12.62)(a)	0.80	0.80	0.80	0.61(b)	50,198	67
See Accompanying Notes to Financial Statements
14

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Index Plus SmallCap Portfolio would have been (12.44)% and (12.66)% for Classes I and S, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, the net investment income ratios for Voya Index Plus SmallCap Portfolio would have been 0.82% and 0.57% for Classes I and S, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
15

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are eighteen active separate investment series that comprise the Company. The three series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Index Plus LargeCap Portfolio (“Index Plus LargeCap”), Voya Index Plus MidCap Portfolio (“Index Plus MidCap”), and Voya Index Plus SmallCap Portfolio (“Index Plus SmallCap”), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I and Class S. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers,

16

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s book, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
H. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2022, each Portfolio had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2022, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of $9,793,305, $5,591,596, and $3,614,404,

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

respectively. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at December 31, 2022.
I. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2022.
J. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
K. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2022, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Index Plus LargeCap	$449,220,239	$503,823,525
Index Plus MidCap	283,814,206	332,559,160
Index Plus SmallCap	133,448,441	151,650,832

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Index Plus LargeCap	0.45%
Index Plus MidCap	0.50%
Index Plus SmallCap	0.50%
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV shares of the respective Portfolios are subject to a shareholder service and distribution plan and Class S shares of the respective Portfolios are subject to a shareholder services and distribution plan (collectively the “Plans), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each respective Portfolio’s Class ADV and Class S shares. Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each respective Portfolio’s Class ADV and Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plan for Class ADV shares of Index Plus LargeCap, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its
Class ADV shares. Under the Plan for Class S shares, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to each Portfolio’s Class S shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	Index Plus SmallCap	5.06%
Voya Retirement Insurance and Annuity Company	Index Plus LargeCap	72.91
	Index Plus MidCap	82.27
	Index Plus SmallCap	73.56
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Index Plus LargeCap	$508,271
Index Plus MidCap	573,077
Index Plus SmallCap	307,740

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 7 — LICENSING FEE
The Portfolios pay an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class S
Index Plus LargeCap	1.05%	0.55%	0.80%
Index Plus MidCap	N/A	0.60%	0.85%
Index Plus SmallCap	N/A	0.60%	0.85%
The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:
	December 31,
	2023	2024	2025	Total
Index Plus LargeCap	$190,963	$118,253	$110,973	$420,189
Index Plus MidCap	604,690	424,748	370,571	1,400,009
Index Plus SmallCap	265,020	242,769	205,169	712,958
The Expense Limitation Agreement is contractual through May 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2022:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap	6	$1,845,333	4.61%
Index Plus MidCap	2	613,500	3.16
Index Plus SmallCap	1	2,188,000	1.58

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class ADV
12/31/2022	7,814	—	15,375	(15,045)	8,144	246,957	—	320,725	(412,089)	155,593
12/31/2021	7,870	—	3,262	(6,802)	4,330	249,973	—	95,867	(218,722)	127,118
Class I
12/31/2022	201,027	—	8,181,020	(2,535,979)	5,846,068	5,300,686	—	173,274,010	(62,286,498)	116,288,198
12/31/2021	416,130	—	1,928,194	(4,391,566)	(2,047,242)	13,359,056	—	57,344,483	(142,355,476)	(71,651,937)
Class S
12/31/2022	25,924	—	1,272,992	(752,679)	546,237	622,913	—	26,643,719	(18,420,450)	8,846,182
12/31/2021	23,188	—	320,895	(778,691)	(434,608)	735,882	—	9,450,366	(24,726,299)	(14,540,051)
Index Plus MidCap
Class I
12/31/2022	223,684	—	5,676,014	(2,351,065)	3,548,633	4,602,669	—	96,265,200	(45,432,782)	55,435,087
12/31/2021	469,409	—	258,419	(2,282,468)	(1,554,640)	11,160,951	—	6,145,195	(54,884,556)	(37,578,410)
Class S
12/31/2022	10,941	—	759,016	(541,510)	228,447	207,677	—	12,607,249	(10,599,760)	2,215,166
12/31/2021	73,161	—	32,408	(558,736)	(453,167)	1,646,616	—	758,030	(13,301,086)	(10,896,440)
Index Plus SmallCap
Class I
12/31/2022	219,365	—	1,635,020	(891,885)	962,500	4,580,425	—	31,425,093	(19,309,098)	16,696,420
12/31/2021	460,167	—	61,581	(963,197)	(441,449)	11,670,907	—	1,522,903	(24,522,517)	(11,328,707)
Class S
12/31/2022	6,178	—	362,477	(319,611)	49,044	129,245	—	6,872,575	(6,784,324)	217,496
12/31/2021	17,720	—	11,025	(397,552)	(368,807)	434,419	—	269,344	(10,069,699)	(9,365,936)
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2022:
Index Plus MidCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$524,326	$(524,326)	$—
Citigroup Global Markets Inc.	303,457	(303,457)	—
Morgan Stanley & Co. LLC	378,111	(378,111)	—
National Bank of Canada Financial INC	741,215	(741,215)	—
Nomura Securities International, Inc.	3,114,510	(3,114,510)	—
TD Prime Services LLC	377,201	(377,201)	—
UBS Securities LLC.	232,076	(232,076)	—
Total	$5,670,896	$(5,670,896)	$—

(1)
Cash collateral with a fair value of $5,827,401 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$772,434	$(772,434)	$—
Goldman, Sachs & Co. LLC	215,241	(215,241)	—
J.P. Morgan Securities LLC	22,970	(22,970)	—
Morgan Stanley & Co. LLC	342,186	(342,186)	—
National Bank of Canada Financial INC	154,404	(154,404)	—
National Financial Services LLC	4,039	(4,039)	—
Natixis Securities America LLC	83,282	(83,282)	—
Scotia Capital (USA) INC	29	(29)	—
UBS AG	27,162	(27,162)	—
Wells Fargo Bank NA	104,114	(104,114)	—
Wells Fargo Securities LLC	78,004	(78,004)	—
Total	$1,803,865	$(1,803,865)	$—

(1)
Cash collateral with a fair value of $1,851,976 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of futures contracts and wash sale deferrals.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Plus LargeCap	$49,460,015	$150,778,439	$19,098,411	$47,792,305
Index Plus MidCap	39,289,969	69,582,480	6,903,225	—
Index Plus SmallCap	16,616,198	21,681,470	1,792,247	—
The tax-basis components of distributable earnings as of December 31, 2022 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Loss)
Index Plus LargeCap	$6,930,410	$16,751,754	$66,635,243	$90,317,407
Index Plus MidCap	4,952,206	17,824,485	10,175,775	32,952,465
Index Plus SmallCap	2,368,826	7,691,103	7,368,405	17,428,334
24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

At December 31, 2022, the Portfolios did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.
NOTE 14 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.
NOTE 15 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

25

   PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Communication Services: 6.4%
231,660 (1)	Alphabet, Inc. - Class A	$20,439,362	2.9
146,314	AT&T, Inc.	2,693,641	0.4
8,408 (1)	Charter Communications, Inc.	2,851,153	0.4
65,278	Comcast Corp. - Class A	2,282,771	0.3
17,743	Electronic Arts, Inc.	2,167,840	0.3
33,128 (1)	Frontier Communications Parent, Inc.	844,101	0.1
52,930 (1)	Iridium Communications, Inc.	2,720,602	0.4
35,474 (1)	Live Nation Entertainment, Inc.	2,473,957	0.3
22,042 (1)	Meta Platforms, Inc.	2,652,534	0.4
13,543 (1)	NetFlix, Inc.	3,993,560	0.6
6,549	Nexstar Media Group, Inc.	1,146,271	0.2
4,786 (1)	Spotify Technology SA	377,855	0.0
18,844 (1)	ZoomInfo Technologies, Inc.	567,393	0.1
		45,211,040	6.4
	Consumer Discretionary: 9.7%
15,523 (1)	Airbnb, Inc.	1,327,217	0.2
148,856 (1)	Amazon.com, Inc.	12,503,904	1.8
11,261 (1)	Autonation, Inc.	1,208,305	0.2
1,441 (1)	Autozone, Inc.	3,553,765	0.5
9,773	BorgWarner, Inc.	393,363	0.0
11,739	Boyd Gaming Corp.	640,128	0.1
12,170 (1)	Carmax, Inc.	741,031	0.1
8,065	Dick’s Sporting Goods, Inc.	970,139	0.1
142,685	Ford Motor Co.	1,659,427	0.2
99,809	General Motors Co.	3,357,575	0.5
13,161	Gentex Corp.	358,901	0.0
24,372	Genuine Parts Co.	4,228,786	0.6
11,108	Hilton Worldwide Holdings, Inc.	1,403,607	0.2
8,104	Home Depot, Inc.	2,559,729	0.4
71,012	LKQ Corp.	3,792,751	0.5
2,672	Lowe’s Cos, Inc.	532,369	0.1
3,466 (1)	Lululemon Athletica, Inc.	1,110,437	0.1
6,526	Marriott Vacations Worldwide Corp.	878,334	0.1
18,092	McDonald’s Corp.	4,767,785	0.7
48,623	MGM Resorts International	1,630,329	0.2
52,242	Nike, Inc. - Class B	6,112,836	0.9
42,976 (1)	Penn Entertainment, Inc.	1,276,387	0.2
8,530	Ross Stores, Inc.	990,077	0.1
61,812 (1)	Tesla, Inc.	7,614,002	1.1
31,177	Travel + Leisure Co.	1,134,843	0.2
152,473 (1)	Under Armour, Inc. - Class A	1,549,126	0.2
115,890	Wendy’s Company	2,622,591	0.4
		68,917,744	9.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: 6.9%
8,606	Archer-Daniels-Midland Co.	$799,067	0.1
164,531	Coca-Cola Co.	10,465,817	1.5
14,887	Colgate-Palmolive Co.	1,172,947	0.2
13,049	Costco Wholesale Corp.	5,956,868	0.8
9,160	Estee Lauder Cos., Inc.	2,272,688	0.3
23,492	Kroger Co.	1,047,273	0.1
58,784	Mondelez International, Inc.	3,917,954	0.6
21,627 (1)	Monster Beverage Corp.	2,195,789	0.3
58,720	PepsiCo, Inc.	10,608,355	1.5
35,259	Philip Morris International, Inc.	3,568,563	0.5
21,180	Procter & Gamble Co.	3,210,041	0.5
47,750	Tyson Foods, Inc.	2,972,438	0.4
14,734 (1)	US Foods Holding Corp.	501,251	0.1
		48,689,051	6.9
	Energy: 5.1%
117,098	Baker Hughes Co.	3,457,904	0.5
20,993	Cheniere Energy, Inc.	3,148,110	0.4
14,766	Chevron Corp.	2,650,349	0.4
24,044	Diamondback Energy, Inc.	3,288,738	0.5
39,735	EOG Resources, Inc.	5,146,477	0.7
29,909	EQT Corp.	1,011,821	0.1
82,941	Equitrans Midstream Corp.	555,705	0.1
55,726	Exxon Mobil Corp.	6,146,578	0.9
40,481	Marathon Petroleum Corp.	4,711,584	0.7
21,956	Phillips 66	2,285,181	0.3
1,854	Pioneer Natural Resources Co.	423,435	0.1
7,036	Schlumberger Ltd.	376,145	0.1
58,337 (1)	Southwestern Energy Co.	341,271	0.0
34,014	Targa Resources Corp.	2,500,029	0.3
		36,043,327	5.1
	Financials: 12.2%
38,437	American International Group, Inc.	2,430,756	0.3
12,859	Ameriprise Financial, Inc.	4,003,907	0.6
19,668	Aon PLC	5,903,153	0.8
5,267	Ares Management Corp.	360,473	0.1
139,310	Bank of America Corp.	4,613,947	0.7
22,580 (1)	Berkshire Hathaway, Inc. - Class B	6,974,962	1.0
28,656	Capital One Financial Corp.	2,663,862	0.4
70,000	Charles Schwab Corp.	5,828,200	0.8
83,152	Citigroup, Inc.	3,760,965	0.5
43,697	Citizens Financial Group, Inc.	1,720,351	0.2
8,525	Evercore, Inc.	929,907	0.1
29,072	Hancock Whitney Corp.	1,406,794	0.2

See Accompanying Notes to Financial Statements
26

   PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
57,511	Hartford Financial Services Group, Inc.	$4,361,059	0.6
10,017	Jefferies Financial Group, Inc.	343,383	0.0
29,331	JPMorgan Chase & Co.	3,933,287	0.6
37,054	Lazard Ltd.	1,284,662	0.2
78,608	Loews Corp.	4,585,205	0.6
2,075	LPL Financial Holdings, Inc.	448,553	0.1
41,365	Marsh & McLennan Cos., Inc.	6,845,080	1.0
7,337	Metlife, Inc.	530,979	0.1
46,196	Morgan Stanley	3,927,584	0.6
16,363	Popular, Inc.	1,085,194	0.2
118,729	Starwood Property Trust, Inc.	2,176,303	0.3
27,329	UMB Financial Corp.	2,282,518	0.3
37,379	Unum Group	1,533,660	0.2
70,973	US Bancorp	3,095,133	0.4
176,497	Wells Fargo & Co.	7,287,561	1.0
6,427	Willis Towers Watson PLC	1,571,916	0.2
6,535	Wintrust Financial Corp.	552,338	0.1
		86,441,692	12.2
	Health Care: 16.0%
48,529	Abbott Laboratories	5,327,999	0.7
12,781	AbbVie, Inc.	2,065,537	0.3
31,064	Agilent Technologies, Inc.	4,648,728	0.7
1,233 (1)	Biogen, Inc.	341,442	0.0
103,874	Bristol-Myers Squibb Co.	7,473,734	1.1
35,684 (1)	Centene Corp.	2,926,445	0.4
12,776	Cigna Corp.	4,233,200	0.6
50,524	CVS Health Corp.	4,708,332	0.7
7,093	Danaher Corp.	1,882,624	0.3
10,025 (1)	DexCom, Inc.	1,135,231	0.2
10,388 (1)	Doximity, Inc.	348,621	0.0
21,955 (1)	Edwards Lifesciences Corp.	1,638,062	0.2
7,976	Elevance Health, Inc.	4,091,449	0.6
7,537	Eli Lilly & Co.	2,757,336	0.4
26,468 (1)	Exelixis, Inc.	424,547	0.1
46,815	Gilead Sciences, Inc.	4,019,068	0.6
21,228 (1)	Hologic, Inc.	1,588,067	0.2
2,539	Humana, Inc.	1,300,450	0.2
84,367	Johnson & Johnson	14,903,430	2.1
8,370	McKesson Corp.	3,139,754	0.4
38,808	Medtronic PLC	3,016,158	0.4
34,142	Merck & Co., Inc.	3,788,055	0.5
1,153 (1)	Mettler Toledo International, Inc.	1,666,604	0.2
13,701 (1)	Neurocrine Biosciences, Inc.	1,636,447	0.2
158,224	Pfizer, Inc.	8,107,398	1.1
5,518 (1)	Regeneron Pharmaceuticals, Inc.	3,981,182	0.6
4,078 (1)	Seagen, Inc.	524,064	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
2,539 (1)	Shockwave Medical, Inc.	$522,044	0.1
8,810	Thermo Fisher Scientific, Inc.	4,851,579	0.7
20,752	UnitedHealth Group, Inc.	11,002,295	1.5
8,926 (1)	Veeva Systems, Inc.	1,440,478	0.2
14,737 (1)	Vertex Pharmaceuticals, Inc.	4,255,751	0.6
		113,746,111	16.0
	Industrials: 8.2%
4,246	3M Co.	509,180	0.1
9,366	Acuity Brands, Inc.	1,551,103	0.2
44,410	AECOM	3,771,741	0.5
2,039	Caterpillar, Inc.	488,463	0.1
20,830 (1)	Copa Holdings S.A.- Class A	1,732,431	0.2
74,389 (1)	Copart, Inc.	4,529,546	0.6
56,067	CSX Corp.	1,736,956	0.2
53,596	Emerson Electric Co.	5,148,432	0.7
74,895	Fortive Corp.	4,812,004	0.7
66,277	General Electric Co.	5,553,350	0.8
42,771	Ingersoll Rand, Inc.	2,234,785	0.3
51,661	Johnson Controls International plc	3,306,304	0.5
13,605	Parker Hannifin Corp.	3,959,055	0.6
29,308	Pentair PLC	1,318,274	0.2
14,777	Regal Rexnord Corp.	1,772,944	0.2
8,951	Robert Half International, Inc.	660,852	0.1
1,864 (1)	Saia, Inc.	390,844	0.1
13,885	Sensata Technologies Holding PLC	560,676	0.1
34,705 (1)	Southwest Airlines Co.	1,168,517	0.2
10,899	Textron, Inc.	771,649	0.1
3,833	Trane Technologies PLC	644,289	0.1
48,828	U-Haul Holding Co.	2,938,957	0.4
9,078 (1)	United Rentals, Inc.	3,226,503	0.5
3,251	Watts Water Technologies, Inc.	475,394	0.1
29,281	Westinghouse Air Brake Technologies Corp.	2,922,537	0.4
2,957	WW Grainger, Inc.	1,644,831	0.2
		57,829,617	8.2
	Information Technology: 26.9%
21,463	Accenture PLC	5,727,187	0.8
16,491 (1)	Adobe, Inc.	5,549,716	0.8
52,792 (1)	Allegro MicroSystems, Inc.	1,584,816	0.2
48,039	Amdocs Ltd.	4,366,745	0.6
307,206	Apple, Inc.	39,915,276	5.6
43,285	Applied Materials, Inc.	4,215,093	0.6
6,248 (1)	Autodesk, Inc.	1,167,564	0.2
19,036	Automatic Data Processing, Inc.	4,546,939	0.6
638	Broadcom, Inc.	356,725	0.0
5,691 (1)	Cadence Design Systems, Inc.	914,202	0.1

See Accompanying Notes to Financial Statements
27

   PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
5,181 (1)	Calix, Inc.	$354,536	0.0
171,861	Cisco Systems, Inc.	8,187,458	1.2
56,831	Cognizant Technology Solutions Corp.	3,250,165	0.5
98,552 (1)	Dropbox, Inc.	2,205,594	0.3
1,067 (1)	EPAM Systems, Inc.	349,699	0.0
18,275 (1)	F5, Inc.	2,622,645	0.4
38,745	Genpact Ltd.	1,794,668	0.3
2,467 (1)	HubSpot, Inc.	713,284	0.1
14,905	Jack Henry & Associates, Inc.	2,616,722	0.4
47,017	Juniper Networks, Inc.	1,502,663	0.2
24,772 (1)	Keysight Technologies, Inc.	4,237,746	0.6
9,435	KLA Corp.	3,557,278	0.5
4,564	Lam Research Corp.	1,918,249	0.3
13,387	Mastercard, Inc. - Class A	4,655,061	0.7
145,819	Microsoft Corp.	34,970,313	4.9
5,045	Monolithic Power Systems, Inc.	1,783,962	0.3
11,388	NetApp, Inc.	683,963	0.1
67,834	Nvidia Corp.	9,913,261	1.4
65,626 (1)	Palantir Technologies, Inc.	421,319	0.1
15,859 (1)	Palo Alto Networks, Inc.	2,212,965	0.3
7,748 (1)	Paycom Software, Inc.	2,404,282	0.3
20,217 (1)	PayPal Holdings, Inc.	1,439,855	0.2
87,708 (1)	Pure Storage, Inc. - Class A	2,347,066	0.3
29,745	Qualcomm, Inc.	3,270,165	0.5
15,341 (1)	Qualys, Inc.	1,721,720	0.2
36,404 (1)	Salesforce, Inc.	4,826,806	0.7
9,833 (1)	ServiceNow, Inc.	3,817,859	0.5
1,988 (1)	SolarEdge Technologies, Inc.	563,141	0.1
17,419	Teradyne, Inc.	1,521,550	0.2
18,676	Universal Display Corp.	2,017,755	0.3
40,538	Visa, Inc. - Class A	8,422,175	1.2
12,541 (1)	Workday, Inc.	2,098,485	0.3
		190,746,673	26.9
	Materials: 2.3%
6,323	Air Products & Chemicals, Inc.	1,949,128	0.3
22,016	Dow, Inc.	1,109,386	0.1
15,488	Ecolab, Inc.	2,254,434	0.3
16,829	FMC Corp.	2,100,259	0.3
18,522	Freeport-McMoRan, Inc.	703,836	0.1
7,048 (1)	Ingevity Corp.	496,461	0.1
9,039	Linde PLC	2,948,341	0.4
6,627	Nucor Corp.	873,505	0.1
2,312	Reliance Steel & Aluminum Co.	468,041	0.1
2,435	Sherwin-Williams Co.	577,899	0.1
79,782	WestRock Co.	2,805,135	0.4
		16,286,425	2.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: 2.6%
33,341 (1)	CBRE Group, Inc.	$2,565,923	0.4
8,207	Crown Castle, Inc.	1,113,197	0.1
16,123	Digital Realty Trust, Inc.	1,616,653	0.2
65,883	Highwoods Properties, Inc.	1,843,406	0.3
44,770	Host Hotels & Resorts, Inc.	718,558	0.1
32,749	Iron Mountain, Inc.	1,632,538	0.2
54,653	Kilroy Realty Corp.	2,113,432	0.3
5,749	Lamar Advertising Co.	542,706	0.1
6,632	Mid-America Apartment Communities, Inc.	1,041,158	0.1
48,741	ProLogis, Inc.	5,494,573	0.8
		18,682,144	2.6
	Utilities: 3.2%
26,238	Atmos Energy Corp.	2,940,493	0.4
8,299	Consolidated Edison, Inc.	790,978	0.1
9,739	DTE Energy Co.	1,144,625	0.2
29,008	Edison International	1,845,489	0.3
45,884	National Fuel Gas Co.	2,904,457	0.4
28,282	NextEra Energy, Inc.	2,364,375	0.3
86,939	NiSource, Inc.	2,383,867	0.3
20,395	ONE Gas, Inc.	1,544,309	0.2
12,045	PPL Corp.	351,955	0.1
36,867	Sempra Energy	5,697,426	0.8
22,873	Vistra Corp.	530,654	0.1
		22,498,628	3.2
	Total Common Stock (Cost $637,282,871)	705,092,452	99.5

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
3,413,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $3,413,000)	$3,413,000	0.5
	Total Short-Term Investments (Cost $3,413,000)	3,413,000	0.5
	Total Investments in Securities (Cost $640,695,871)	$708,505,452	100.0
	Assets in Excess of Other Liabilities	$272,925	0.0
	Net Assets	$708,778,377	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of December 31, 2022.

See Accompanying Notes to Financial Statements
28

   PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$705,092,452	$—	$—	$705,092,452
Short-Term Investments	3,413,000	—	—	3,413,000
Total Investments, at fair value	$708,505,452	$—	$—	$708,505,452
Liabilities Table
Other Financial Instruments+
Futures	(92,412)	—	—	(92,412)
Total Liabilities	$(92,412)	$—	$—	$(92,412)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the following futures contracts were outstanding for Voya Index Plus LargeCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	14	03/17/23	$2,702,700	$(92,412)
			$2,702,700	$(92,412)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$92,412
Total Liability Derivatives		$92,412

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$151,740
Total	$151,740
See Accompanying Notes to Financial Statements
29

   PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2022 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(845,869)
Total	$(845,869)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $641,777,798.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$109,661,678
Gross Unrealized Depreciation	(43,026,435)
Net Unrealized Appreciation	$66,635,243
See Accompanying Notes to Financial Statements
30

PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Communication Services: 2.1%
1,820	Electronic Arts, Inc.	$222,368	0.0
58,359 (1)	Frontier Communications Parent, Inc.	1,486,987	0.3
58,996 (1)	Iridium Communications, Inc.	3,032,395	0.7
12,463 (1)	Live Nation Entertainment, Inc.	869,170	0.2
12,277	Nexstar Media Group, Inc.	2,148,843	0.5
48,312	TEGNA, Inc.	1,023,731	0.2
14,843 (1)	TripAdvisor, Inc.	266,877	0.1
4,278 (1)	Ziff Davis, Inc.	338,390	0.1
7,867 (1)	ZoomInfo Technologies, Inc.	236,875	0.0
		9,625,636	2.1
	Consumer Discretionary: 14.3%
23,411 (1)	Autonation, Inc.	2,512,000	0.6
319 (1)	Autozone, Inc.	786,711	0.2
12,236	BorgWarner, Inc.	492,499	0.1
45,053	Boyd Gaming Corp.	2,456,740	0.5
27,822	Brunswick Corp.	2,005,410	0.4
5,813 (1)	Carmax, Inc.	353,954	0.1
23,394 (1)	CROCS, Inc.	2,536,611	0.6
104,477	Dana, Inc.	1,580,737	0.4
6,198 (1)	Deckers Outdoor Corp.	2,473,994	0.5
26,892	Dick’s Sporting Goods, Inc.	3,234,839	0.7
3,105 (1)	Five Below, Inc.	549,181	0.1
20,837 (1)(2)	GameStop Corp.	384,651	0.1
100,096	Gentex Corp.	2,729,618	0.6
11,443	Genuine Parts Co.	1,985,475	0.4
75,911 (1)	Goodyear Tire & Rubber Co.	770,497	0.2
5,633	H&R Block, Inc.	205,661	0.0
46,163	Harley-Davidson, Inc.	1,920,381	0.4
18,001	Lear Corp.	2,232,484	0.5
40,251	Leggett & Platt, Inc.	1,297,290	0.3
2,601	Lithia Motors, Inc.	532,529	0.1
28,336	LKQ Corp.	1,513,426	0.3
1,809 (1)	Lululemon Athletica, Inc.	579,567	0.1
68,918	Macy’s, Inc.	1,423,157	0.3
15,963	Marriott Vacations Worldwide Corp.	2,148,460	0.5
113,072 (1)	Mattel, Inc.	2,017,204	0.4
11,354	MGM Resorts International	380,700	0.1
19,051 (2)	Nordstrom, Inc.	307,483	0.1
5,233 (1)	Ollie’s Bargain Outlet Holdings, Inc.	245,114	0.1
70,967 (1)	Penn Entertainment, Inc.	2,107,720	0.5
2,636	Penske Auto Group, Inc.	302,955	0.1
24,476	PVH Corp.	1,727,761	0.4
31,312 (1)	Scientific Games Corp.	1,834,883	0.4
39,233	Service Corp. International	2,712,570	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
80,984 (1)	Taylor Morrison Home Corp.	$2,457,864	0.5
28,317	Tempur Sealy International, Inc.	972,123	0.2
12,076 (2)	Thor Industries, Inc.	911,617	0.2
7,098 (1)	TopBuild Corp.	1,110,766	0.2
52,010	Travel + Leisure Co.	1,893,164	0.4
185,159 (1)	Under Armour, Inc. - Class A	1,881,215	0.4
10,528 (1)	Victoria’s Secret & Co.	376,692	0.1
108,720	Wendy’s Company	2,460,334	0.5
14,243	Williams-Sonoma, Inc.	1,636,805	0.4
3,441	Wingstop, Inc.	473,550	0.1
16,541	Wyndham Hotels & Resorts, Inc.	1,179,539	0.3
32,430 (1)	YETI Holdings, Inc.	1,339,683	0.3
		65,035,614	14.3
	Consumer Staples: 3.7%
52,050 (1)	BellRing Brands, Inc.	1,334,562	0.3
21,194 (1)	BJ’s Wholesale Club Holdings, Inc.	1,402,195	0.3
3,961 (1)	Boston Beer Co., Inc.	1,305,229	0.3
1,592	Casey’s General Stores, Inc.	357,165	0.1
12,585 (1)	Celsius Holdings, Inc.	1,309,344	0.3
2,551	Coca-Cola Consolidated, Inc.	1,307,030	0.3
32,913 (1)	Darling Ingredients, Inc.	2,060,025	0.4
106,660	Flowers Foods, Inc.	3,065,408	0.7
36,083 (1)	Performance Food Group Co.	2,106,886	0.4
10,074 (1)	Post Holdings, Inc.	909,279	0.2
20,344	Tyson Foods, Inc.	1,266,414	0.3
12,786 (1)	US Foods Holding Corp.	434,980	0.1
		16,858,517	3.7
	Energy: 3.9%
63,081 (1)	Antero Resources Corp.	1,954,880	0.4
44,548	Baker Hughes Co.	1,315,502	0.3
17,846	ChampionX Corp.	517,356	0.1
6,894	Cheniere Energy, Inc.	1,033,824	0.2
95,443 (1)(2)	CNX Resources Corp.	1,607,260	0.4
5,483	Diamondback Energy, Inc.	749,965	0.2
19,853	EQT Corp.	671,627	0.1
216,401	Equitrans Midstream Corp.	1,449,887	0.3
19,161	HF Sinclair Corp.	994,264	0.2
30,677	Matador Resources Co.	1,755,952	0.4
21,065	PBF Energy, Inc.	859,031	0.2
64,344	Range Resources Corp.	1,609,887	0.4
324,771 (1)	Southwestern Energy Co.	1,899,910	0.4
17,276	Targa Resources Corp.	1,269,786	0.3
		17,689,131	3.9

See Accompanying Notes to Financial Statements
31

PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: 15.7%
12,380	Affiliated Managers Group, Inc.	$1,961,363	0.4
23,590	American Financial Group, Inc.	3,238,435	0.7
3,712	Ameriprise Financial, Inc.	1,155,805	0.3
147,146 (2)	Annaly Capital Management, Inc.	3,101,838	0.7
4,520	Ares Management Corp.	309,349	0.1
45,260	Bank OZK	1,813,116	0.4
29,837	Citizens Financial Group, Inc.	1,174,683	0.3
74,028	CNO Financial Group, Inc.	1,691,540	0.4
49,027	Commerce Bancshares, Inc.	3,337,268	0.7
16,532	Cullen/Frost Bankers, Inc.	2,210,328	0.5
50,095	East West Bancorp, Inc.	3,301,260	0.7
23,326	Essent Group Ltd.	906,915	0.2
17,959	Evercore, Inc.	1,958,968	0.4
683	Everest Re Group Ltd.	226,257	0.0
41,822	First American Financial Corp.	2,188,963	0.5
39,632	FNB Corp.	517,198	0.1
66,440	Hancock Whitney Corp.	3,215,032	0.7
13,648	Hartford Financial Services Group, Inc.	1,034,928	0.2
47,435	International Bancshares Corp.	2,170,626	0.5
88,685	Jefferies Financial Group, Inc.	3,040,122	0.7
4,286	Kemper Corp.	210,871	0.0
14,598	Lazard Ltd.	506,113	0.1
28,436	Loews Corp.	1,658,672	0.4
122,892	MGIC Investment Corp.	1,597,596	0.4
55,346	Navient Corp.	910,442	0.2
75,488	Old Republic International Corp.	1,823,035	0.4
22,794	Pinnacle Financial Partners, Inc.	1,673,080	0.4
18,189	Popular, Inc.	1,206,294	0.3
2,169	Primerica, Inc.	307,608	0.1
32,668	Prosperity Bancshares, Inc.	2,374,310	0.5
23,276	Reinsurance Group of America, Inc.	3,307,287	0.7
95,736	Rithm Capital Corp.	782,163	0.2
53,666	Starwood Property Trust, Inc.	983,698	0.2
33,625	Stifel Financial Corp.	1,962,691	0.4
21,128	Synovus Financial Corp.	793,356	0.2
32,426	UMB Financial Corp.	2,708,219	0.6
82,930	Unum Group	3,402,618	0.7
66,181	Washington Federal, Inc.	2,220,372	0.5
4,846	Webster Financial Corp.	229,410	0.0
2,096	Willis Towers Watson PLC	512,640	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
37,613	Wintrust Financial Corp.	$3,179,051	0.7
9,815	Zions Bancorp NA	482,505	0.1
		71,386,025	15.7
	Health Care: 9.9%
9,406	Agilent Technologies, Inc.	1,407,608	0.3
5,762 (1)	Amedisys, Inc.	481,357	0.1
2,996	AmerisourceBergen Corp.	496,467	0.1
9,480	Bruker Corp.	647,958	0.1
21,070 (1)(2)	Doximity, Inc.	707,109	0.2
34,199 (1)	Envista Holdings Corp.	1,151,480	0.3
109,822 (1)	Exelixis, Inc.	1,761,545	0.4
35,775 (1)	Globus Medical, Inc.	2,657,009	0.6
39,838 (1)	Halozyme Therapeutics, Inc.	2,266,782	0.5
15,538 (1)	HealthEquity, Inc.	957,762	0.2
17,867 (1)	Hologic, Inc.	1,336,630	0.3
17,231 (1)	Inari Medical, Inc.	1,095,202	0.2
19,178 (1)	Jazz Pharmaceuticals PLC	3,055,247	0.7
1,995	Laboratory Corp. of America Holdings	469,783	0.1
23,455 (1)	Lantheus Holdings, Inc.	1,195,267	0.3
12,039 (1)	LivaNova PLC	668,646	0.2
2,023 (1)	Masimo Corp.	299,303	0.1
11,056 (1)	Medpace Holdings, Inc.	2,348,405	0.5
316 (1)	Mettler Toledo International, Inc.	456,762	0.1
5,667 (1)	Molina Healthcare, Inc.	1,871,357	0.4
29,701 (1)	Neurocrine Biosciences, Inc.	3,547,487	0.8
12,468 (1)	Omnicell, Inc.	628,637	0.1
33,564 (1)	Option Care Health, Inc.	1,009,941	0.2
62,707	Patterson Cos., Inc.	1,757,677	0.4
8,295	Perrigo Co. PLC	282,777	0.1
47,735 (1)	Progyny, Inc.	1,486,945	0.3
13,888 (1)	QuidelOrtho Corp.	1,189,785	0.3
1,715 (1)	Repligen Corp.	290,367	0.1
2,876 (1)	Seagen, Inc.	369,595	0.1
11,034 (1)	Shockwave Medical, Inc.	2,268,701	0.5
20,403 (1)	Staar Surgical Co.	990,362	0.2
12,971 (1)	Syneos Health, Inc.	475,776	0.1
32,296 (1)	Tandem Diabetes Care, Inc.	1,451,705	0.3
8,919 (1)	United Therapeutics Corp.	2,480,285	0.5
6,745 (1)	Veeva Systems, Inc.	1,088,508	0.2
		44,650,227	9.9
	Industrials: 18.4%
17,215	Acuity Brands, Inc.	2,850,976	0.6
54,105	AECOM	4,595,138	1.0
13,164	AGCO Corp.	1,825,715	0.4
18,338 (1)	ASGN, Inc.	1,494,180	0.3
8,661 (1)	Avis Budget Group, Inc.	1,419,798	0.3

See Accompanying Notes to Financial Statements
32

PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
4,337 (1)	Axon Enterprise, Inc.	$719,638	0.2
49,120 (1)	Builders FirstSource, Inc.	3,186,906	0.7
1,374 (1)	CACI International, Inc.	413,011	0.1
4,126	Carlisle Cos., Inc.	972,292	0.2
2,881 (1)	Chart Industries, Inc.	331,978	0.1
17,393 (1)	Clean Harbors, Inc.	1,984,889	0.4
11,721 (1)	Copa Holdings S.A.- Class A	974,836	0.2
30,032 (1)	Copart, Inc.	1,828,648	0.4
4,099 (1)	CoStar Group, Inc.	316,771	0.1
1,328	Curtiss-Wright Corp.	221,763	0.1
32,220	Donaldson Co., Inc.	1,896,791	0.4
14,424 (1)	Driven Brands Holdings, Inc.	393,919	0.1
46,555	Dun & Bradstreet Holdings, Inc.	570,764	0.1
40,824	Flowserve Corp.	1,252,480	0.3
55,424 (1)	Fluor Corp.	1,920,996	0.4
24,434	Fortive Corp.	1,569,884	0.3
6,813 (1)	FTI Consulting, Inc.	1,081,904	0.2
48,954 (1)	Gates Industrial Corp. PLC	558,565	0.1
31,664	Graco, Inc.	2,129,721	0.5
25,273 (1)	Hayward Holdings, Inc.	237,566	0.1
13,725	Hubbell, Inc.	3,220,983	0.7
21,014	Ingersoll Rand, Inc.	1,097,981	0.2
14,313	Insperity, Inc.	1,625,957	0.4
151,362 (1)	JetBlue Airways Corp.	980,826	0.2
8,303	KBR, Inc.	438,398	0.1
22,606	Knight-Swift Transportation Holdings, Inc.	1,184,780	0.3
2,702	Manpowergroup, Inc.	224,833	0.1
22,152 (1)	Mastec, Inc.	1,890,230	0.4
5,425 (1)	Middleby Corp.	726,408	0.2
72,712	nVent Electric PLC	2,797,231	0.6
41,694	Owens Corning, Inc.	3,556,498	0.8
3,876	Parker Hannifin Corp.	1,127,916	0.3
23,936	Pentair PLC	1,076,641	0.2
27,047	Regal Rexnord Corp.	3,245,099	0.7
11,976	Robert Half International, Inc.	884,188	0.2
1,098	Rockwell Automation, Inc.	282,812	0.1
13,434 (1)	RXO, Inc.	231,065	0.1
17,271	Ryder System, Inc.	1,443,337	0.3
11,797 (1)	Saia, Inc.	2,473,595	0.5
15,159	Sensata Technologies Holding PLC	612,120	0.1
10,790 (1)	SunPower Corp.	194,544	0.0
9,310 (1)	Sunrun, Inc.	223,626	0.1
40,240	Terex Corp.	1,719,053	0.4
3,287	Tetra Tech, Inc.	477,240	0.1
11,290	Textron, Inc.	799,332	0.2
42,001	Timken Co.	2,968,211	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
4,736	Toro Co.	$536,115	0.1
11,236 (1)	Trex Co., Inc.	475,620	0.1
22,385	U-Haul Holding Co.	1,347,353	0.3
4,399 (1)	United Rentals, Inc.	1,563,493	0.3
76,855 (1)	Univar Solutions, Inc.	2,443,989	0.5
2,204	Watsco, Inc.	549,678	0.1
14,820	Watts Water Technologies, Inc.	2,167,129	0.5
10,597	Westinghouse Air Brake Technologies Corp.	1,057,687	0.2
8,551 (1)	WillScot Mobile Mini Holdings Corp.	386,249	0.1
22,534	Woodward, Inc.	2,177,010	0.5
982	WW Grainger, Inc.	546,237	0.1
		83,502,593	18.4
	Information Technology: 11.9%
67,505 (1)	ACI Worldwide, Inc.	1,552,615	0.3
45,379 (1)	Allegro MicroSystems, Inc.	1,362,278	0.3
15,879	Amdocs Ltd.	1,443,401	0.3
24,214 (1)	Arrow Electronics, Inc.	2,532,058	0.6
3,034 (1)	Aspen Technology, Inc.	623,184	0.1
53,535	Avnet, Inc.	2,225,985	0.5
26,624 (1)	Calix, Inc.	1,821,880	0.4
4,525 (1)	Ciena Corp.	230,685	0.0
8,661 (1)	Cirrus Logic, Inc.	645,071	0.1
34,207	Cognex Corp.	1,611,492	0.4
32,547 (1)	Coherent Corp.	1,142,400	0.3
4,792 (1)	Commvault Systems, Inc.	301,129	0.1
5,086	Concentrix Corp.	677,252	0.1
57,120 (1)	Dropbox, Inc.	1,278,346	0.3
43,440 (1)	Dynatrace, Inc.	1,663,752	0.4
2,564 (1)	Euronet Worldwide, Inc.	241,990	0.1
8,055 (1)	ExlService Holdings, Inc.	1,364,759	0.3
7,175 (1)	F5, Inc.	1,029,684	0.2
3,771 (1)	Fair Isaac Corp.	2,257,245	0.5
83,224	Genpact Ltd.	3,854,936	0.8
1,895 (1)	HubSpot, Inc.	547,901	0.1
3,221	Jabil, Inc.	219,672	0.0
4,783	Jack Henry & Associates, Inc.	839,703	0.2
37,915	Juniper Networks, Inc.	1,211,763	0.3
5,954 (1)	Keysight Technologies, Inc.	1,018,551	0.2
47,073 (1)	Lattice Semiconductor Corp.	3,054,096	0.7
19,294 (1)	Lumentum Holdings, Inc.	1,006,568	0.2
17,364 (1)	MACOM Technology Solutions Holdings, Inc.	1,093,585	0.2
28,419	MAXIMUS, Inc.	2,083,965	0.5
12,275	MKS Instruments, Inc.	1,040,061	0.2
2,202	Monolithic Power Systems, Inc.	778,649	0.2
51,265	National Instruments Corp.	1,891,679	0.4

See Accompanying Notes to Financial Statements
33

PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
44,519 (1)	Palantir Technologies, Inc.	$285,812	0.1
2,614 (1)	Paycom Software, Inc.	811,150	0.2
11,627 (1)	Paylocity Holding Corp.	2,258,661	0.5
32,130 (1)	Pure Storage, Inc. - Class A	859,799	0.2
18,808 (1)	Qualys, Inc.	2,110,822	0.5
5,493 (1)	Silicon Laboratories, Inc.	745,235	0.2
5,463 (1)	Synaptics, Inc.	519,859	0.1
8,580	Teradyne, Inc.	749,463	0.2
22,391	Universal Display Corp.	2,419,124	0.5
8,085 (1)	Wolfspeed, Inc.	558,188	0.1
		53,964,448	11.9
	Materials: 6.6%
41,061	Alcoa Corp.	1,867,044	0.4
4,925	Aptargroup, Inc.	541,651	0.1
21,279	Ashland, Inc.	2,288,131	0.5
51,764	Avient Corp.	1,747,553	0.4
7,053	Berry Global Group, Inc.	426,213	0.1
43,145 (1)	Cleveland-Cliffs, Inc.	695,066	0.2
15,541	Eagle Materials, Inc.	2,064,622	0.5
6,349	FMC Corp.	792,355	0.2
33,256 (1)	Ingevity Corp.	2,342,553	0.5
33,495	Louisiana-Pacific Corp.	1,982,904	0.4
7,937 (1)	MP Materials Corp.	192,710	0.0
20,140	Reliance Steel & Aluminum Co.	4,077,142	0.9
9,939	Royal Gold, Inc.	1,120,324	0.2
33,804	RPM International, Inc.	3,294,200	0.7
18,550	Sealed Air Corp.	925,274	0.2
17,085	Steel Dynamics, Inc.	1,669,204	0.4
81,846	United States Steel Corp.	2,050,242	0.5
9,558	Valvoline, Inc.	312,069	0.1
44,707	WestRock Co.	1,571,898	0.3
		29,961,155	6.6
	Real Estate: 7.6%
28,401	Brixmor Property Group, Inc.	643,851	0.1
13,895 (1)	CBRE Group, Inc.	1,069,359	0.2
19,745	Cousins Properties, Inc.	499,351	0.1
86,985	CubeSmart	3,501,146	0.8
1,872	EastGroup Properties, Inc.	277,168	0.1
60,365	First Industrial Realty Trust, Inc.	2,913,215	0.6
91,897	Highwoods Properties, Inc.	2,571,278	0.6
37,153	Host Hotels & Resorts, Inc.	596,306	0.1
45,488	Independence Realty Trust, Inc.	766,928	0.2
23,630	Iron Mountain, Inc.	1,177,956	0.3
17,084 (1)	Jones Lang LaSalle, Inc.	2,722,677	0.6
66,099	Kilroy Realty Corp.	2,556,048	0.6
59,208	Kite Realty Group Trust	1,246,328	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
38,321	Lamar Advertising Co.	$3,617,502	0.8
16,726	Life Storage, Inc.	1,647,511	0.4
7,386	Mid-America Apartment Communities, Inc.	1,159,528	0.2
76,825	National Retail Properties, Inc.	3,515,512	0.8
33,460	National Storage Affiliates Trust	1,208,575	0.3
164,270	Physicians Realty Trust	2,376,987	0.5
4,136	Rexford Industrial Realty, Inc.	225,991	0.0
5,435	Spirit Realty Capital, Inc.	217,020	0.0
		34,510,237	7.6
	Utilities: 3.7%
12,345	Atmos Energy Corp.	1,383,504	0.3
29,414	Black Hills Corp.	2,068,981	0.5
1,908	DTE Energy Co.	224,247	0.0
8,899	Edison International	566,154	0.1
6,122	Essential Utilities, Inc.	292,203	0.1
53,136	National Fuel Gas Co.	3,363,509	0.7
44,855	NiSource, Inc.	1,229,924	0.3
29,091	OGE Energy Corp.	1,150,549	0.3
38,206	ONE Gas, Inc.	2,892,958	0.6
32,239	PPL Corp.	942,024	0.2
22,416	Southwest Gas Holdings, Inc.	1,387,102	0.3
26,215	UGI Corp.	971,790	0.2
16,588	Vistra Corp.	384,842	0.1
		16,857,787	3.7
	Total Common Stock (Cost $432,558,729)	444,041,370	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Repurchase Agreements: 1.3%
1,356,491 (3)	Bank of America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,357,130, collateralized by various U.S. Government Agency Obligations, 1.500%-6.500%, Market Value plus accrued interest $1,383,621, due 05/01/37-05/01/58)	1,356,491	0.3

See Accompanying Notes to Financial Statements
34

PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
401,437 (3)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $401,624, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $409,466, due 04/11/23-10/31/29)	$401,437	0.1
1,356,491 (3)	Daiwa Capital Markets, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,357,130, collateralized by various U.S. Government Agency Obligations, 1.500%-6.000%, Market Value plus accrued interest $1,383,621, due 08/01/23-01/01/53)	1,356,491	0.3
1,356,491 (3)	MUFG Securities America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,357,130, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $1,383,621, due 08/01/24-01/01/53)	1,356,491	0.3
1,356,491 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,357,130, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,383,621, due 09/01/24-10/20/52)	1,356,491	0.3
	Total Repurchase Agreements (Cost $5,827,401)	5,827,401	1.3

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.0%
9,115,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $9,115,000)	$9,115,000	2.0
	Total Short-Term Investments (Cost $14,942,401)	14,942,401	3.3
	Total Investments in Securities (Cost $447,501,130)	$458,983,771	101.1
	Liabilities in Excess of Other Assets	(5,215,203)	(1.1)
	Net Assets	$453,768,568	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2022.

See Accompanying Notes to Financial Statements
35

PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$444,041,370	$—	$—	$444,041,370
Short-Term Investments	9,115,000	5,827,401	—	14,942,401
Total Investments, at fair value	$453,156,370	$5,827,401	$—	$458,983,771
Other Financial Instruments+
Futures	29,730	—	—	29,730
Total Assets	$453,186,100	$5,827,401	$—	$459,013,501

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the following futures contracts were outstanding for Voya Index Plus MidCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P Mid 400 E-Mini	37	03/17/23	$9,037,620	$29,730
			$9,037,620	$29,730
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$29,730
Total Asset Derivatives		$29,730

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$433,655
Total	$433,655
See Accompanying Notes to Financial Statements
36

PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2022 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(150,245)
Total	$(150,245)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $448,837,726.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$48,074,329
Gross Unrealized Depreciation	(37,898,554)
Net Unrealized Appreciation	$10,175,775
See Accompanying Notes to Financial Statements
37

PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.5%
	Communication Services: 2.4%
18,955 (1)	AMC Networks, Inc.	$297,025	0.1
7,386	ATN International, Inc.	334,660	0.2
11,156	Cogent Communications Holdings, Inc.	636,784	0.3
21,015 (1)	Cumulus Media, Inc. Class-A	130,503	0.1
35,199 (1)	DHI Group, Inc.	186,203	0.1
55,594	Entravision Communications Corp.	266,851	0.1
14,758 (1)	Integral Ad Science Holding Corp.	129,723	0.1
11,830 (1)	Iridium Communications, Inc.	608,062	0.3
17,133 (1)	Ooma, Inc.	233,351	0.1
8,312 (1)	PubMatic, Inc.	106,477	0.0
37,318 (1)	QuinStreet, Inc.	535,513	0.2
5,334	Scholastic Corp.	210,480	0.1
15,634	Shutterstock, Inc.	824,224	0.4
22,197 (1)	Yelp, Inc.	606,866	0.3
6,928 (1)	ZipRecruiter, Inc.	113,758	0.0
		5,220,480	2.4
	Consumer Discretionary: 12.8%
4,908 (1)	Abercrombie & Fitch Co. - Class A	112,442	0.1
32,445	Academy Sports & Outdoors, Inc.	1,704,660	0.8
30,110 (1)	Accel Entertainment, Inc.	231,847	0.1
57,903 (1)	American Axle & Manufacturing Holdings, Inc.	452,801	0.2
144,675 (1)(2)	AMMO, Inc.	250,288	0.1
7,225 (1)	Asbury Automotive Group, Inc.	1,295,081	0.6
2,724 (1)	Autonation, Inc.	292,285	0.1
23,497 (1)	Beazer Homes USA, Inc.	299,822	0.1
14,954 (2)	Big Lots, Inc.	219,824	0.1
36,159	Bloomin Brands, Inc.	727,519	0.3
7,149 (1)	Boot Barn Holdings, Inc.	446,956	0.2
2,115	Boyd Gaming Corp.	115,331	0.1
14,744 (1)	Brinker International, Inc.	470,481	0.2
23,192	Buckle, Inc.	1,051,757	0.5
660 (1)	Cavco Industries, Inc.	149,325	0.1
23,563 (1)	Century Casinos, Inc.	165,648	0.1
18,727 (2)	Cheesecake Factory	593,833	0.3
93,151 (1)	Chico’s FAS, Inc.	458,303	0.2
18,499 (1)	Conn’s, Inc.	127,273	0.1
8,784 (1)	Coursera, Inc.	103,915	0.0
1,931 (1)	CROCS, Inc.	209,378	0.1
15,377	Dana, Inc.	232,654	0.1
13,475 (1)	Dave & Buster’s Entertainment, Inc.	477,554	0.2
1,343	Dick’s Sporting Goods, Inc.	161,549	0.1
11,899	Dine Brands Global, Inc.	768,675	0.4
8,129 (1)	Dorman Products, Inc.	657,392	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
22,464	El Pollo Loco Holdings, Inc.	$223,741	0.1
9,463 (1)	Genesco, Inc.	435,487	0.2
8,709	Gentex Corp.	237,494	0.1
6,071 (1)	Gentherm, Inc.	396,376	0.2
26,719 (1)	G-III Apparel Group Ltd.	366,318	0.2
19,470 (1)	Golden Entertainment, Inc.	728,178	0.3
4,330 (1)	Green Brick Partners, Inc.	104,916	0.0
6,548	Group 1 Automotive, Inc.	1,181,063	0.5
7,154	Guess?, Inc.	148,016	0.1
2,468	Harley-Davidson, Inc.	102,669	0.0
7,236 (1)	Hilton Grand Vacations, Inc.	278,875	0.1
2,331 (1)	Hovnanian Enterprises, Inc.	98,089	0.0
12,249	Installed Building Products, Inc.	1,048,514	0.5
11,841	International Game Technology PLC	268,554	0.1
8,537	Jack in the Box, Inc.	582,480	0.3
1,568	LCI Industries	144,962	0.1
16,268 (1)	Liquidity Services, Inc.	228,728	0.1
2,924 (1)	M/I Homes, Inc.	135,030	0.1
20,884 (1)	MarineMax, Inc.	651,999	0.3
1,183 (1)	Meritage Homes Corp.	109,073	0.0
12,382 (1)	Motorcar Parts of America, Inc.	146,851	0.1
16,988	Movado Group, Inc.	547,863	0.2
3,031 (1)	National Vision Holdings, Inc.	117,482	0.1
8,264	Oxford Industries, Inc.	770,040	0.4
7,365	Patrick Industries, Inc.	446,319	0.2
7,850 (1)	Penn Entertainment, Inc.	233,145	0.1
60,741 (1)	Playa Hotels & Resorts NV	396,639	0.2
5,320	Red Rock Resorts, Inc.	212,853	0.1
4,813	Rent-A-Center, Inc.	108,533	0.0
16,959 (1)	Shake Shack, Inc.	704,307	0.3
20,830	Shoe Carnival, Inc.	498,045	0.2
8,152	Signet Jewelers Ltd.	554,336	0.3
4,094 (1)	Sleep Number Corp.	106,362	0.0
5,516	Sonic Automotive, Inc.	271,773	0.1
12,400	Standard Motor Products, Inc.	431,520	0.2
6,953 (1)	Taylor Morrison Home Corp.	211,024	0.1
8,924 (1)	Tri Pointe Homes, Inc.	165,897	0.1
30,736 (1)	Under Armour, Inc. - Class A	312,278	0.1
28,871 (1)	Vista Outdoor, Inc.	703,586	0.3
16,332	Wendy’s Company	369,593	0.2
16,921	Winnebago Industries	891,737	0.4
46,120 (1)	WW International, Inc.	178,023	0.1
24,591 (1)	Zumiez, Inc.	534,608	0.2
		28,159,969	12.8

See Accompanying Notes to Financial Statements
38

PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: 5.4%
11,148 (1)	Central Garden & Pet Co. - CENT	$417,493	0.2
965	Coca-Cola Consolidated, Inc.	494,427	0.2
6,396 (1)	Duckhorn Portfolio, Inc./The	105,982	0.0
15,288	Edgewell Personal Care Co.	589,200	0.3
16,657 (1)	elf Beauty, Inc.	921,132	0.4
18,430	Fresh Del Monte Produce, Inc.	482,682	0.2
8,060 (1)(2)	Herbalife Nutrition Ltd.	119,933	0.0
66,585 (1)	Hostess Brands, Inc.	1,494,167	0.7
6,240	Ingles Markets, Inc.	601,910	0.3
1,752	Inter Parfums, Inc.	169,103	0.1
6,760	Medifast, Inc.	779,766	0.4
15,638 (1)	Natures Sunshine Prods, Inc.	130,108	0.1
13,835	Nu Skin Enterprises, Inc.	583,284	0.3
41,479 (1)	Simply Good Foods Co/The	1,577,446	0.7
20,429	SpartanNash Co.	617,773	0.3
14,840	Turning Point Brands, Inc.	320,989	0.1
14,199 (1)	United Natural Foods, Inc.	549,643	0.2
6,443 (1)	USANA Health Sciences, Inc.	342,768	0.2
101,233	Vector Group Ltd.	1,200,623	0.5
12,863 (1)	Vital Farms, Inc.	191,916	0.1
67,954 (1)	Whole Earth Brands, Inc.	276,573	0.1
		11,966,918	5.4
	Energy: 4.7%
70,475	Archrock, Inc.	632,865	0.3
12,949 (1)	Bristow Group, Inc.	351,306	0.2
22,379	Civitas Resources, Inc.	1,296,415	0.6
11,851	CONSOL Energy, Inc.	770,315	0.3
4,697	Delek US Holdings, Inc.	126,819	0.1
5,588	Dorian L.P.G Ltd.	105,893	0.0
12,191 (1)	Green Plains, Inc.	371,825	0.2
10,034	Helmerich & Payne, Inc.	497,385	0.2
1,141 (1)	Nabors Industries Ltd.	176,707	0.1
6,029	Northern Oil and Gas, Inc.	185,814	0.1
48,475 (1)	Oceaneering International, Inc.	847,828	0.4
64,101	Patterson-UTI Energy, Inc.	1,079,461	0.5
50,378 (1)	ProPetro Holding Corp.	522,420	0.2
7,588	Ranger Oil Corp.	306,783	0.1
10,225 (1)	SandRidge Energy, Inc.	174,132	0.1
41,300	SM Energy Co.	1,438,479	0.6
30,269 (1)	US Silica Holdings, Inc.	378,363	0.2
37,066	World Fuel Services Corp.	1,013,014	0.5
		10,275,824	4.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: 18.3%
21,501	Amalgamated Financial Corp.	$495,383	0.2
3,129	A-Mark Precious Metals, Inc.	108,670	0.0
6,635 (1)	Ambac Financial Group, Inc.	115,714	0.0
31,283	American Equity Investment Life Holding Co.	1,427,130	0.6
2,279	Ameris Bancorp.	107,432	0.0
26,020	Apollo Commercial Real Estate Finance, Inc.	279,975	0.1
2,443	Assured Guaranty Ltd.	152,101	0.1
36,990	Banc of California, Inc.	589,251	0.3
9,713 (1)	Bancorp, Inc.	275,655	0.1
9,033	Banner Corp.	570,886	0.3
41,209	Berkshire Hills Bancorp, Inc.	1,232,149	0.6
9,141 (1)	Blucora, Inc.	233,370	0.1
18,639	Brightsphere Investment Group, Inc.	383,591	0.2
72,120	BrightSpire Capital, Inc.	449,308	0.2
75,604	Brookline Bancorp, Inc.	1,069,797	0.5
17,456 (1)	Carter Bankshares, Inc.	289,595	0.1
41,259	Central Pacific Financial Corp.	836,733	0.4
46,373	Columbia Banking System, Inc.	1,397,218	0.6
1,795	Community Bank System, Inc.	112,995	0.0
14,882 (1)	Consumer Portfolio Services, Inc.	131,706	0.1
14,174 (1)	Customers Bancorp, Inc.	401,691	0.2
4,561	CVB Financial Corp.	117,446	0.1
6,351 (1)	Donnelley Financial Solutions, Inc.	245,466	0.1
33,553	Eastern Bankshares, Inc.	578,789	0.3
21,109	Employers Holdings, Inc.	910,431	0.4
20,837 (1)	Enova International, Inc.	799,516	0.4
4,083	Enterprise Financial Services Corp.	199,904	0.1
6,243	Esquire Financial Holdings, Inc.	270,072	0.1
1,001	Evercore, Inc.	109,189	0.0
59,479 (1)	Ezcorp, Inc.	484,754	0.2
5,755	Financial Institutions, Inc.	140,192	0.1
106,586	First BanCorp. Puerto Rico	1,355,774	0.6
3,137	First BanCorp. Southern Pines NC	134,389	0.1
17,234	First Financial Bancorp.	417,580	0.2
49,566	First Hawaiian, Inc.	1,290,699	0.6
154,857 (1)	Genworth Financial, Inc.	819,194	0.4
11,625	Hancock Whitney Corp.	562,534	0.3

See Accompanying Notes to Financial Statements
39

PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
38,498	Hanmi Financial Corp.	$952,825	0.4
3,549	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	102,850	0.0
9,002	Heartland Financial USA, Inc.	419,673	0.2
4,890	Heritage Financial Corp.	149,830	0.1
11,047	HomeTrust Bancshares, Inc.	267,006	0.1
1,605	Independent Bank Corp.	135,510	0.1
12,344	Independent Bank Corp. Michigan	295,268	0.1
11,658	International Bancshares Corp.	533,470	0.2
1,371	Investors Title Co.	202,291	0.1
18,542	James River Group Holdings Ltd.	387,713	0.2
57,739	KKR Real Estate Finance Trust, Inc.	806,036	0.4
47,578	Ladder Capital Corp.	477,683	0.2
11,794 (1)	LendingTree, Inc.	251,566	0.1
36,329 (1)	Mr Cooper Group, Inc.	1,457,883	0.7
42,034	OFG Bancorp	1,158,457	0.5
5,312 (1)	Palomar Holdings, Inc.	239,890	0.1
16,066	Peapack-Gladstone Financial Corp.	597,977	0.3
5,390	Popular, Inc.	357,465	0.2
14,677	Provident Bancorp, Inc.	106,849	0.0
7,051	Provident Financial Services, Inc.	150,609	0.1
30,917 (2)	Ready Capital Corp.	344,415	0.2
2,738	Red River Bancshares, Inc.	139,802	0.1
5,030	Regional Management Corp.	141,242	0.1
33,218	Rithm Capital Corp.	271,391	0.1
28,877	S&T Bancorp, Inc.	987,016	0.4
26,623	Seacoast Banking Corp. of Florida	830,371	0.4
1,689	ServisFirst Bancshares, Inc.	116,389	0.1
29,116	Southside Bancshares, Inc.	1,047,885	0.5
28,356	Starwood Property Trust, Inc.	519,765	0.2
15,211	Stewart Information Services Corp.	649,966	0.3
19,191	TrustCo Bank Corp. NY	721,390	0.3
7,290	UMB Financial Corp.	608,861	0.3
55,255	United Community Banks, Inc./GA	1,867,619	0.8
15,395	United Fire Group, Inc.	421,207	0.2
5,062	Unity Bancorp, Inc.	138,344	0.1
55,776	Universal Insurance Holdings, Inc.	590,668	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
13,432	Unum Group	$551,115	0.2
4,447	Virtus Investment Partners, Inc.	851,334	0.4
15,840	Westamerica Bancorp.	934,718	0.4
3,436	Wintrust Financial Corp.	290,411	0.1
		40,171,039	18.3
	Health Care: 11.1%
14,818 (1)	2seventy bio, Inc.	138,845	0.1
16,888 (1)	Acadia Pharmaceuticals, Inc.	268,857	0.1
7,648 (1)	Addus HomeCare Corp.	760,900	0.3
51,748 (1)	Allscripts Healthcare Solutions, Inc.	912,835	0.4
16,463 (1)	AMN Healthcare Services, Inc.	1,692,726	0.8
4,785 (1)	Amphastar Pharmaceuticals, Inc.	134,076	0.1
2,164 (1)	Apellis Pharmaceuticals, Inc.	111,900	0.0
9,243 (1)	Arcus Biosciences, Inc.	191,145	0.1
31,155 (1)	Atara Biotherapeutics, Inc.	102,188	0.0
24,327 (1)	Atea Pharmaceuticals, Inc.	117,013	0.1
35,730 (1)	Avanos Medical, Inc.	966,854	0.4
10,498 (1)	AxoGen, Inc.	104,770	0.0
5,073 (1)	Axonics, Inc.	317,215	0.1
45,148 (1)	Berkeley Lights, Inc.	120,997	0.1
4,003 (1)	Blueprint Medicines Corp.	175,371	0.1
27,863 (1)	Cara Therapeutics, Inc.	299,249	0.1
18,918 (1)	Catalyst Pharmaceuticals, Inc.	351,875	0.2
33,716 (1)	Cerus Corp.	123,063	0.1
50,933 (1)	Coherus Biosciences, Inc.	403,389	0.2
24,055 (1)	Computer Programs & Systems, Inc.	654,777	0.3
10,930	Conmed Corp.	968,835	0.4
20,979 (1)	Cross Country Healthcare, Inc.	557,412	0.3
11,829 (1)	Cytokinetics, Inc.	542,005	0.2
7,099 (1)	Doximity, Inc.	238,242	0.1
11,676	Embecta Corp.	295,286	0.1
8,025 (1)	Enanta Pharmaceuticals, Inc.	373,323	0.2
8,012 (1)	Enhabit, Inc.	105,438	0.0
5,853	Ensign Group, Inc.	553,752	0.2
7,674 (1)	Exelixis, Inc.	123,091	0.1
17,641 (1)	Fulcrum Therapeutics, Inc.	128,427	0.1
3,503 (1)(2)	Fulgent Genetics, Inc.	104,319	0.0
7,761 (1)	Harmony Biosciences Holdings, Inc.	427,631	0.2
23,013 (1)	Immunogen, Inc.	114,145	0.0
537 (1)	Inspire Medical Systems, Inc.	135,260	0.1

See Accompanying Notes to Financial Statements
40

PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
61,136 (1)	Ironwood Pharmaceuticals, Inc.	$757,475	0.3
22,136 (1)	Joint Corp./The	309,461	0.1
155,660 (1)	Jounce Therapeutics, Inc.	172,783	0.1
8,163 (1)	Kiniksa Pharmaceuticals Ltd.	122,282	0.1
30,905 (1)	MacroGenics, Inc.	207,373	0.1
21,190 (1)	Merit Medical Systems, Inc.	1,496,438	0.7
23,307 (1)	Myriad Genetics, Inc.	338,185	0.2
179,948 (1)	Nektar Therapeutics	406,682	0.2
27,161 (1)	NeoGenomics, Inc.	250,968	0.1
38,742 (1)	NextGen Healthcare, Inc.	727,575	0.3
7,033 (1)	OptimizeRx Corp.	118,154	0.1
28,800 (1)	Orthofix Medical, Inc.	591,264	0.3
35,326	Owens & Minor, Inc.	689,917	0.3
2,744 (1)	Pacira BioSciences, Inc.	105,946	0.0
4,154	Patterson Cos., Inc.	116,437	0.1
20,732 (1)	Prestige Consumer Healthcare, Inc.	1,297,823	0.6
6,280 (1)	Progyny, Inc.	195,622	0.1
8,364 (1)	Quanterix Corp.	115,841	0.1
21,405 (1)	REGENXBIO, Inc.	485,465	0.2
776 (1)	Shockwave Medical, Inc.	159,553	0.1
10,120 (1)	SI-BONE, Inc.	137,632	0.1
13,801 (1)	Sight Sciences, Inc.	168,510	0.1
27,315 (1)	Supernus Pharmaceuticals, Inc.	974,326	0.4
3,694 (1)	SurModics, Inc.	126,039	0.1
12,969 (1)	Tactile Systems Technology, Inc.	148,884	0.1
2,916 (1)	Tandem Diabetes Care, Inc.	131,074	0.1
93,919 (1)	Vanda Pharmaceuticals, Inc.	694,061	0.3
10,954 (1)	Varex Imaging Corp.	222,366	0.1
9,676 (1)	Vir Biotechnology, Inc.	244,900	0.1
4,384 (1)	Xencor, Inc.	114,159	0.0
23,367 (1)	Y-mAbs Therapeutics, Inc.	114,031	0.0
		24,356,437	11.1
	Industrials: 16.5%
1,402	AAON, Inc.	105,599	0.0
5,275 (1)	AAR Corp.	236,847	0.1
1,118	Acuity Brands, Inc.	185,152	0.1
7,464	AECOM	633,917	0.3
1,090	Albany International Corp.	107,463	0.0
15,451	Alta Equipment Group, Inc.	203,799	0.1
21,732	Apogee Enterprises, Inc.	966,205	0.4
15,050	Applied Industrial Technologies, Inc.	1,896,751	0.9
14,022	ArcBest Corp.	982,101	0.4
21,409	AZZ, Inc.	860,642	0.4
3,687	Barnes Group, Inc.	150,614	0.1
3,704 (1)	BlueLinx Holdings, Inc.	263,391	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
18,136	Boise Cascade Co.	$1,245,399	0.6
5,606	Cadre Holdings, Inc.	112,905	0.1
33,250	Caesarstone Ltd.	189,857	0.1
24,061 (1)	CIRCOR International, Inc.	576,502	0.3
4,365	Comfort Systems USA, Inc.	502,324	0.2
20,643 (1)	DXP Enterprises, Inc.	568,715	0.3
7,020	Encore Wire Corp.	965,671	0.4
13,132	Enerpac Tool Group Corp.	334,209	0.2
12,579	EnPro Industries, Inc.	1,367,211	0.6
7,625 (1)	Evoqua Water Technologies Corp.	301,950	0.1
15,262	Exponent, Inc.	1,512,312	0.7
8,318 (1)	Forrester Research, Inc.	297,452	0.1
1,542	Franklin Electric Co., Inc.	122,974	0.1
9,781	Genco Shipping & Trading Ltd.	150,236	0.1
20,021 (1)	Gibraltar Industries, Inc.	918,563	0.4
24,226 (1)	GMS, Inc.	1,206,455	0.5
28,101	Heidrick & Struggles International, Inc.	785,985	0.4
17,697	Hillenbrand, Inc.	755,131	0.3
31,155	Interface, Inc.	307,500	0.1
8,604	John Bean Technologies Corp.	785,803	0.4
23,907	Kelly Services, Inc.	404,028	0.2
3,638	Kforce, Inc.	199,472	0.1
28,937	Korn Ferry	1,464,791	0.7
27,247 (1)	Manitowoc Co., Inc./The	249,582	0.1
25,326	Marten Transport Ltd.	500,948	0.2
11,368	Matson, Inc.	710,614	0.3
12,206	Moog, Inc.	1,071,199	0.5
22,953 (1)	MRC Global, Inc.	265,796	0.1
17,972	Mueller Industries, Inc.	1,060,348	0.5
11,655 (1)	MYR Group, Inc.	1,073,076	0.5
54,807 (1)	NOW, Inc.	696,049	0.3
7,477 (1)	NV5 Global, Inc.	989,357	0.4
28,022 (1)	PGT Innovations, Inc.	503,275	0.2
59,115	Pitney Bowes, Inc.	224,637	0.1
14,442 (1)	Proto Labs, Inc.	368,704	0.2
1,915	Regal Rexnord Corp.	229,762	0.1
60,200 (1)	Resideo Technologies, Inc.	990,290	0.5
11,213	Resources Connection, Inc.	206,095	0.1
7,387 (1)	Sun Country Airlines Holdings, Inc.	117,158	0.1
4,780	Tennant Co.	294,305	0.1
14,997 (1)	Thermon Group Holdings, Inc.	301,140	0.1
16,111 (1)	Titan International, Inc.	246,821	0.1
6,188 (1)	TriNet Group, Inc.	419,546	0.2
37,951 (1)	Triumph Group, Inc.	399,245	0.2
35,432 (1)	TrueBlue, Inc.	693,759	0.3

See Accompanying Notes to Financial Statements
41

PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
15,373 (1)	Tutor Perini Corp.	$116,066	0.1
5,720	UFP Industries, Inc.	453,310	0.2
6,450	Unifirst Corp.	1,244,785	0.6
6,436	Veritiv Corp.	783,326	0.4
1,214	Watts Water Technologies, Inc.	177,523	0.1
2,344 (1)	WillScot Mobile Mini Holdings Corp.	105,878	0.0
		36,160,520	16.5
	Information Technology: 12.3%
74,204 (1)	8x8, Inc.	320,561	0.1
27,025	A10 Networks, Inc.	449,426	0.2
14,269	ADTRAN Holdings, Inc.	268,115	0.1
14,777	Advanced Energy Industries, Inc.	1,267,571	0.6
2,378 (1)	Alarm.com Holdings, Inc.	117,664	0.1
6,783 (1)	Allegro MicroSystems, Inc.	203,626	0.1
114,738 (1)	Arlo Technologies, Inc.	402,730	0.2
20,728 (1)	Avid Technology, Inc.	551,158	0.3
8,904 (1)	Axcelis Technologies, Inc.	706,622	0.3
974	Badger Meter, Inc.	106,195	0.0
5,949	Benchmark Electronics, Inc.	158,779	0.1
16,102 (1)	Box, Inc.	501,255	0.2
1,913 (1)	Calix, Inc.	130,907	0.1
5,887 (1)	Cambium Networks Corp.	127,571	0.1
38,926 (1)	Casa Systems, Inc.	106,268	0.0
28,901 (1)	Ceva, Inc.	739,288	0.3
33,318 (1)	Cohu, Inc.	1,067,842	0.5
22,996	CSG Systems International, Inc.	1,315,371	0.6
13,288 (1)	Digi International, Inc.	485,676	0.2
8,402 (1)	Diodes, Inc.	639,728	0.3
11,210 (1)	DZS, Inc.	142,143	0.1
15,122 (1)	ePlus, Inc.	669,602	0.3
28,115	EVERTEC, Inc.	910,364	0.4
42,534 (1)	Extreme Networks, Inc.	778,798	0.4
1,367 (1)	Fabrinet	175,277	0.1
7,274 (1)	Flex Ltd.	156,100	0.1
24,344 (1)	Harmonic, Inc.	318,906	0.1
78,985 (1)(2)	Infinera Corp.	532,359	0.2
16,912 (1)	Insight Enterprises, Inc.	1,695,766	0.8
12,428 (1)	Itron, Inc.	629,478	0.3
5,294 (1)	JFrog Ltd.	112,921	0.1
14,951	Kulicke & Soffa Industries, Inc.	661,731	0.3
8,381 (1)	LiveRamp Holdings, Inc.	196,451	0.1
26,972 (1)	MaxLinear, Inc.	915,699	0.4
19,891 (1)	Mitek Systems, Inc.	192,744	0.1
29,149 (1)	Netgear, Inc.	527,888	0.2
17,062 (1)	Onto Innovation, Inc.	1,161,752	0.5
79,660 (1)	Payoneer Global, Inc.	435,740	0.2
9,440	PC Connection, Inc.	442,736	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
14,389 (1)	PDF Solutions, Inc.	$410,374	0.2
16,894 (1)	Photronics, Inc.	284,326	0.1
13,816 (1)	Pure Storage, Inc. - Class A	369,716	0.2
2,257 (1)	Qualys, Inc.	253,303	0.1
7,434 (1)	Rambus, Inc.	266,286	0.1
90,961 (1)	Ribbon Communications, Inc.	253,781	0.1
2,828 (1)	Sanmina Corp.	162,016	0.1
25,410 (1)	Scansource, Inc.	742,480	0.3
33,798 (1)	Semtech Corp.	969,665	0.4
2,040 (1)	Sprout Social, Inc.	115,178	0.1
14,870 (1)	SPS Commerce, Inc.	1,909,754	0.9
32,758 (1)	Unisys Corp.	167,393	0.1
3,247	Universal Display Corp.	350,806	0.2
16,727 (1)	Yext, Inc.	109,227	0.0
41,977 (1)	Zuora, Inc.	266,974	0.1
		26,954,087	12.3
	Materials: 5.4%
9,930	AdvanSix, Inc.	377,539	0.2
43,850	American Vanguard Corp.	951,983	0.4
11,206 (1)	Arconic Corp.	237,119	0.1
7,176 (1)	ATI, Inc.	214,275	0.1
1,148	Balchem Corp.	140,182	0.0
20,185	Carpenter Technology Corp.	745,634	0.3
14,650	Compass Minerals International, Inc.	600,650	0.3
52,179	FutureFuel Corp.	424,215	0.2
11,065	Haynes International, Inc.	505,560	0.2
3,060	HB Fuller Co.	219,157	0.1
2,211 (1)	Ingevity Corp.	155,743	0.1
12,846	Innospec, Inc.	1,321,340	0.6
5,029	Kaiser Aluminum Corp.	382,003	0.2
28,925	Koppers Holdings, Inc.	815,685	0.4
52,824 (1)	Livent Corp.	1,049,613	0.5
16,184	Minerals Technologies, Inc.	982,692	0.4
37,494	Myers Industries, Inc.	833,492	0.4
14,928 (1)	O-I Glass, Inc.	247,357	0.1
88,800	SunCoke Energy, Inc.	766,344	0.3
3,415	Sylvamo Corp.	165,935	0.1
36,659 (1)	TimkenSteel Corp.	666,094	0.3
6,459	Valhi, Inc.	142,098	0.1
		11,944,710	5.4
	Real Estate: 7.3%
75,204	Acadia Realty Trust	1,079,177	0.5
11,235	Agree Realty Corp.	796,899	0.4
38,955 (1)	Ashford Hospitality Trust, Inc.	174,129	0.1
13,625	BRT Apartments Corp.	267,595	0.1
41,044	Chatham Lodging Trust	503,610	0.2
5,142	CubeSmart	206,966	0.1

See Accompanying Notes to Financial Statements
42

PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
97,974 (1)	Cushman & Wakefield PLC	$1,220,756	0.6
88,181	DiamondRock Hospitality Co.	722,202	0.3
327,442	Diversified Healthcare Trust	211,789	0.1
70,534	Essential Properties Realty Trust, Inc.	1,655,433	0.8
43,772	Hersha Hospitality Trust	372,937	0.2
20,100	Highwoods Properties, Inc.	562,398	0.3
13,983	iStar, Inc.	106,690	0.1
855 (1)	Jones Lang LaSalle, Inc.	136,261	0.1
14,025	Kilroy Realty Corp.	542,347	0.2
3,422	Lamar Advertising Co.	323,037	0.1
14,150	Office Properties Income Trust	188,903	0.1
81,344	Outfront Media, Inc.	1,348,684	0.6
51,332	Paramount Group, Inc.	304,912	0.1
35,621	RE/MAX Holdings, Inc.	663,975	0.3
78,881	Retail Opportunity Investments Corp.	1,185,581	0.5
16,666	RLJ Lodging Trust	176,493	0.1
10,767	RMR Group, Inc.	304,168	0.1
101,594	SITE Centers Corp.	1,387,774	0.6
104,738 (2)	Uniti Group, Inc.	579,201	0.3
7,530	Urban Edge Properties	106,098	0.0
58,003	Whitestone REIT	559,149	0.3
23,894	Xenia Hotels & Resorts, Inc.	314,923	0.1
		16,002,087	7.3
	Utilities: 2.3%
1,153	American States Water Co.	106,710	0.1
35,819	Avista Corp.	1,588,215	0.7
1,891	California Water Service Group	114,670	0.1
8,192	Chesapeake Utilities Corp.	968,131	0.4
11,685	National Fuel Gas Co.	739,661	0.3
2,294	Northwest Natural Holding Co.	109,171	0.1
7,021	ONE Gas, Inc.	531,630	0.2
14,341	Unitil Corp.	736,554	0.3
35,513 (2)	Via Renewables, Inc.	181,471	0.1
		5,076,213	2.3
	Total Common Stock (Cost $208,870,428)	216,288,284	98.5
RIGHTS: 0.0%
	Health Care: —%
7,651 (1)(3)(4)	Aduro Biotech, Inc. - CVR	—	—
Shares		Value	Percentage of Net Assets
RIGHTS: (continued)
	Industrials: 0.0%
5,862 (1)	Triumph Group, Inc.	$3,928	0.0
	Total Rights (Cost $—)	3,928	0.0
WARRANTS: 0.1%
	Energy: 0.1%
1,219 (1)	Chord Energy Corp.	76,797	0.1
645 (1)	Nabors Industries Ltd.	21,220	0.0
	Total Warrants (Cost $37,789)	98,017	0.1
	Total Long-Term Investments (Cost $208,908,217)	216,390,229	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Repurchase Agreements: 0.8%
1,000,000 (5)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,020,000, due 01/03/23-09/09/49)	1,000,000	0.4
851,976 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $852,377, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $869,016, due 09/01/24-10/20/52)	851,976	0.4
	Total Repurchase Agreements (Cost $1,851,976)	1,851,976	0.8

See Accompanying Notes to Financial Statements
43

PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.2%
2,617,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $2,617,000)	$2,617,000	1.2
	Total Short-Term Investments (Cost $4,468,976)	4,468,976	2.0
	Total Investments in Securities (Cost $213,377,193)	$220,859,205	100.6
	Liabilities in Excess of Other Assets	(1,376,106)	(0.6)
	Net Assets	$219,483,099	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$216,288,284	$—	$—	$216,288,284
Rights	3,928	—	—	3,928
Warrants	98,017	—	—	98,017
Short-Term Investments	2,617,000	1,851,976	—	4,468,976
Total Investments, at fair value	$219,007,229	$1,851,976	$—	$220,859,205
Liabilities Table
Other Financial Instruments+
Futures	(99,027)	—	—	(99,027)
Total Liabilities	$(99,027)	$—	$—	$(99,027)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, Voya Index Plus SmallCap Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Aduro Biotech, Inc. - CVR	10/6/2020	$—	$—
		$—	$—
See Accompanying Notes to Financial Statements
44

PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following futures contracts were outstanding for Voya Index Plus SmallCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	40	03/17/23	$3,541,800	$(99,027)
			$3,541,800	$(99,027)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$99,027
Total Liability Derivatives		$99,027

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(437,032)
Total	$(437,032)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(185,426)
Total	$(185,426)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $213,391,773.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$28,608,798
Gross Unrealized Depreciation	(21,240,393)
Net Unrealized Appreciation	$7,368,405
See Accompanying Notes to Financial Statements
45

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Plus LargeCap Portfolio
Class ADV	NII	$0.0935
Class I	NII	$0.2520
Class S	NII	$0.1610
All Classes	STCG	$1.6203
All Classes	LTCG	$5.6696
Voya Index Plus MidCap Portfolio
Class I	NII	$0.2053
Class S	NII	$0.1325
All Classes	STCG	$1.6138
All Classes	LTCG	$3.2065
Voya Index Plus SmallCap Portfolio
Class I	NII	$0.2218
Class S	NII	$0.1461
All Classes	STCG	$1.4693
All Classes	LTCG	$2.1886

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Plus LargeCap Portfolio	20.51%
Voya Index Plus MidCap Portfolio	15.52%
Voya Index Plus SmallCap Portfolio	16.34%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Plus LargeCap Portfolio	$150,778,439
Voya Index Plus MidCap Portfolio	$69,582,480
Voya Index Plus SmallCap Portfolio	$21,681,470
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
46

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2020 – Present May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	132	RSR Partners, Inc, (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	132	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Director	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Consultant (May 2001 – Present).	129	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	October 2015 – Present	Retired.	132	None.

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

47

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

48

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. – Head of Funds Compliance; Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
49

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2002 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

50

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Directors (“Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services

51

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Portfolio are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net

52

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and
Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Index Plus LargeCap Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Plus LargeCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and ten-year periods, the third quintile for the three-year and five-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its

53

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Index Plus MidCap Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Plus MidCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and one-year periods, and the fourth quintile for the three-year, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Index Plus SmallCap Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Plus SmallCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the three-year and ten-year periods, and the fourth quintile for the five-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

54

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-AIP         (1222-021623)

Annual Report
December 31, 2022
Classes ADV, I, P2, S and S2
Voya Variable Product Index Funds
■ Voya Emerging Markets Index Portfolio	■ Voya Russell™ Mid Cap Growth Index Portfolio
■ Voya International Index Portfolio	■ Voya Russell™ Mid Cap Index Portfolio
■ Voya Russell™ Large Cap Growth Index Portfolio	■ Voya Russell™ Small Cap Index Portfolio
■ Voya Russell™ Large Cap Index Portfolio	■ Voya U.S. Bond Index Portfolio
■ Voya Russell™ Large Cap Value Index Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”)	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Top 200® Growth Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200R Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Top 200® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Value Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Managers’ Report	Voya Emerging Markets Index Portfolio

Geographic Diversification as of December 31, 2022 (as a percentage of net assets)

China	31.5%
India	14.1%
Taiwan	13.4%
South Korea	11.2%
Brazil	5.2%
Saudi Arabia	4.0%
South Africa	3.6%
Mexico	2.3%
Thailand	2.2%
Indonesia	1.9%
Countries between 0.0% – 1.6%^	8.5%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 15 countries, which each represents 0.0% – 1.6% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -21.07% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -20.09% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM. The Portfolio attempts to track the MSCI EM IndexSM by investing in most of the stocks that make up the MSCI EM IndexSM. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EM IndexSM. This approach is employed because of the relatively
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

Taiwan Semiconductor Manufacturing Co., Ltd.	5.6%
Tencent Holdings Ltd.	4.1%
Samsung Electronics Co., Ltd. 005930	3.3%
Alibaba Group Holding Ltd.	2.5%
Meituan Class B	1.5%
Reliance Industries Ltd.	1.5%
Vale SA	1.0%
Infosys Ltd.	1.0%
JD.com, Inc. - Class A	1.0%
China Construction Bank - H Shares	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
large number of small and/or illiquid stocks in the MSCI EM IndexSM. The Portfolio may not always hold all of the same securities as the MSCI EM IndexSM.
For the reporting period, on an absolute basis, the worst performing territories were Europe, Asia/Pacific ex Japan and Africa/Middleeast. On an absolute basis, the best performing territory was Latin America for the reporting period.
Current Strategy and Outlook: The Portfolio invests principally in equity securities and employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Emerging Markets Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class I	-20.90%	-2.18%	0.37%
Class P2(1)	-20.48%	-1.76%	0.61%
Class S	-21.07%	-2.39%	0.19%
MSCI EM IndexSM	-20.09%	-1.40%	1.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya International Index Portfolio

Geographic Diversification as of December 31, 2022 (as a percentage of net assets)

Japan	21.4%
United Kingdom	13.4%
France	10.8%
Switzerland	10.6%
Germany	7.9%
Australia	7.7%
Netherlands	6.2%
Sweden	3.0%
Denmark	2.9%
Hong Kong	2.7%
Countries between 0.0% – 2.4%^	11.5%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 14 countries, which each represents 0.0% – 2.4% of net assets.
Portfolio holdings are subject to change daily.
Voya International Index Portfolio* (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance**: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -14.87% compared to the MSCI EAFE® Index (“MSCI EAFE®), which returned -14.45% for the same period.
Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE®. The Portfolio attempts to track the MSCI EAFE® by investing in most of the stocks which make up the MSCI EAFE®. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EAFE®. The approach is employed because of the relatively large number
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

Nestle SA	2.2%
Novo Nordisk A/S	1.5%
ASML Holding NV	1.5%
Roche Holding AG-GENUSSCHEIN	1.5%
AstraZeneca PLC	1.4%
Shell PLC	1.4%
LVMH Moet Hennessy Louis Vuitton SE	1.4%
Novartis AG	1.3%
Total Energies SE	1.1%
Toyota Motor Corp.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
of small and/or illiquid stocks in the MSCI EAFE®. The Portfolio may not always hold all of the same securities as the MSCI EAFE®.
For the reporting period, absolute performance was strongest within energy and financials. By contrast, information technology, consumer discretionary and real estate were the bottom absolute performing sectors posting negative returns for the reporting period.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index.

*
On January 27, 2022, the Board of Trustees approved a proposal to merge the VY® T. Rowe Price International Stock Portfolio, which is not included in this report (the “Merging Portfolio”) with and into the Portfolio (the “Reorganization”). The Reorganization took place on July 8, 2022.

**
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya International Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-15.03%	0.88%	3.81%
Class I	-14.59%	1.37%	4.32%
Class P2(1)	-14.43%	1.66%	4.49%
Class S	-14.87%	1.11%	4.04%
Class S2	-14.98%	0.95%	3.89%
MSCI EAFE® Index	-14.45%	1.54%	4.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Russell™ Large Cap Growth Index Portfolio

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Information Technology	46.6%
Consumer Discretionary	13.8%
Health Care	12.4%
Communication Services	7.4%
Consumer Staples	6.8%
Industrials	6.2%
Financials	2.7%
Real Estate	1.6%
Energy	0.9%
Materials	0.9%
Exchange-Traded Funds	0.4%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -30.21% compared to the Russell Top 200® Growth Index, which returned -29.74% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by principally investing stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.
For the reporting period, absolute performance was strongest within energy and industrials sectors. By contrast, communication services, consumer discretionary and materials were bottom performing sectors on
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Apple, Inc.	14.0%
Microsoft Corp.	12.9%
Amazon.com, Inc.	5.3%
Alphabet, Inc. - Class A	3.3%
UnitedHealth Group, Inc.	3.2%
Alphabet, Inc. - Class C	2.9%
Nvidia Corp.	2.5%
Visa, Inc. - Class A	2.4%
Tesla, Inc.	2.3%
Mastercard, Inc. - Class A	2.1%
Portfolio holdings are subject to change daily.
an absolute basis for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Large Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class ADV July 13, 2015
Class ADV	-30.40%	10.68%	—	11.97%
Class I	-30.03%	11.24%	14.36%	—
Class S	-30.21%	10.96%	14.08%	—
Russell Top 200® Growth Index	-29.74%	11.77%	14.90%	13.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Index Portfolio

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Information Technology	28.4%
Health Care	16.9%
Financials	11.2%
Consumer Discretionary	9.2%
Communication Services	8.3%
Consumer Staples	7.8%
Industrials	7.0%
Energy	5.1%
Utilities	2.0%
Materials	1.7%
Real Estate	1.5%
Exchange-Traded Funds	0.6%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -20.26% compared to the Russell Top 200® Index, which returned -19.77% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by principally investing in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.
For the reporting period, absolute performance was strongest within energy and health care. By contrast, consumer discretionary, communication services and information technology were the bottom performing sectors on an absolute basis for the reporting period.
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Apple, Inc.	7.4%
Microsoft Corp.	6.8%
Amazon.com, Inc.	2.8%
Berkshire Hathaway, Inc. - Class B	2.1%
Alphabet, Inc. - Class A	2.0%
UnitedHealth Group, Inc.	1.9%
Alphabet, Inc. - Class C	1.8%
Johnson & Johnson	1.8%
Exxon Mobil Corp.	1.7%
JPMorgan Chase & Co.	1.5%
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward‑looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Large Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-20.48%	8.95%	11.97%
Class I	-20.07%	9.49%	12.53%
Class S	-20.26%	9.22%	12.25%
Class S2	-20.40%	9.06%	12.09%
Russell Top 200® Index	-19.77%	9.90%	12.92%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Value Index Portfolio

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Health Care	22.0%
Financials	20.8%
Energy	9.8%
Communication Services	9.3%
Consumer Staples	8.9%
Industrials	7.9%
Information Technology	7.9%
Utilities	4.1%
Consumer Discretionary	4.0%
Materials	2.7%
Real Estate	1.5%
Exchange-Traded Funds	0.8%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -5.71% compared to the Russell Top 200® Value Index, which returned -5.11% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by principally investing in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.
Absolute performance was strongest within energy, health care and consumer staples. By contrast, real estate, information technology and communication services were the bottom performing sectors on an
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Berkshire Hathaway, Inc. – Class B	4.5%
Johnson & Johnson	3.7%
Exxon Mobil Corp.	3.6%
JPMorgan Chase & Co.	3.1%
Chevron Corp.	2.8%
Pfizer, Inc.	2.3%
Bank of America Corp.	1.9%
Meta Platforms, Inc.	1.7%
Procter & Gamble Co.	1.7%
Walmart, Inc.	1.6%
Portfolio holdings are subject to change daily.
absolute basis for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Large Cap Value Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class ADV July 13, 2015
Class ADV	-5.96%	6.22%	—	7.29%
Class I	-5.48%	6.76%	10.02%	—
Class S	-5.71%	6.50%	9.75%	—
Russell Top 200® Value Index	-5.11%	7.13%	10.40%	8.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Value Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Growth Index Portfolio

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Information Technology	27.4%
Health Care	17.5%
Industrials	15.9%
Consumer Discretionary	15.2%
Financials	5.8%
Energy	5.0%
Materials	3.8%
Communication Services	3.8%
Consumer Staples	3.0%
Real Estate	2.0%
Utilities	0.3%
Exchange-Traded Funds	0.1%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -27.16% compared to the Russell Midcap® Growth Index, which returned -26.72% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by principally investing in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.
For the reporting period, absolute performance was strongest within energy and utilities. By contrast, communication services, information technology and consumer discretionary were the bottom absolute
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Synopsys, Inc.	1.5%
Cadence Design Systems, Inc.	1.3%
DexCom, Inc.	1.3%
Autozone, Inc.	1.3%
Agilent Technologies, Inc.	1.2%
Chipotle Mexican Grill, Inc.	1.2%
IQVIA Holdings, Inc.	1.2%
Paychex, Inc.	1.1%
Cintas Corp.	1.1%
Lululemon Athletica, Inc.	1.1%
Portfolio holdings are subject to change daily.
performing sectors posting negative returns for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Mid Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class I	-26.97%	7.19%	10.96%
Class S	-27.16%	6.92%	10.69%
Class S2	-27.27%	6.76%	10.52%
Russell Midcap® Growth Index	-26.72%	7.64%	11.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Index Portfolio

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Industrials	15.6%
Information Technology	15.3%
Financials	13.8%
Consumer Discretionary	11.7%
Health Care	10.9%
Real Estate	7.6%
Materials	6.2%
Utilities	6.0%
Energy	5.3%
Consumer Staples	3.7%
Communication Services	3.3%
Exchange-Traded Funds	0.2%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -17.77% compared to the Russell Midcap® Index, which returned -17.32% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by principally investing in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.
For the reporting period, absolute performance was strongest within energy, utilities, and consumer staples. By contrast, communication services, information technology and consumer discretionary were the bottom absolute performing sector posting negative returns for the reporting period.
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

O’Reilly Automotive, Inc.	0.6%
Phillips 66	0.5%
Synopsys, Inc.	0.5%
Autozone, Inc.	0.5%
Amphenol Corp.	0.5%
Aflac, Inc.	0.5%
Agilent Technologies, Inc.	0.5%
Cadence Design Systems, Inc.	0.5%
DexCom, Inc.	0.5%
Motorola Solutions, Inc.	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Mid Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.07%	6.16%	9.97%
Class I	-17.61%	6.71%	10.53%
Class P2(1)	-17.38%	6.98%	10.69%
Class S	-17.77%	6.45%	10.26%
Class S2	-17.91%	6.28%	10.09%
Russell Midcap® Index	-17.32%	7.10%	10.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestmetns.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Russell™ Small Cap Index Portfolio

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Financials	16.8%
Health Care	16.5%
Industrials	15.2%
Information Technology	12.4%
Consumer Discretionary	10.2%
Energy	6.6%
Real Estate	6.3%
Materials	4.2%
Consumer Staples	3.5%
Utilities	3.4%
Communication Services	2.5%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -20.89% compared to the Russell 2000® Index, which returned -20.44% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by principally investing in most of the stocks that make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

Halozyme Therapeutics, Inc.	0.3%
Shockwave Medical, Inc.	0.3%
EMCOR Group, Inc.	0.3%
Inspire Medical Systems, Inc.	0.3%
Iridium Communications, Inc.	0.3%
CROCS, Inc.	0.3%
Matador Resources Co.	0.3%
Murphy Oil Corp.	0.3%
Texas Roadhouse, Inc.	0.3%
RBC Bearings, Inc.	0.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
For the reporting period, absolute performance was strongest within energy and utilities. By contrast, communication services, information technology and consumer discretionary were the bottom absolute performing sector posting negative returns for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Small Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-21.02%	3.30%	8.23%
Class I	-20.69%	3.78%	8.76%
Class P2(1)	-20.45%	4.03%	8.92%
Class S	-20.89%	3.54%	8.49%
Class S2	-21.01%	3.38%	8.33%
Russell 2000® Index	-20.44%	4.13%	9.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Small Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)

U.S. Treasury Obligations	42.6%
U.S. Government Agency Obligations	29.3%
Corporate Bonds/Notes	24.5%
Commercial Mortgage-Backed Securities	1.9%
Sovereign Bonds	1.4%
Municipal Bonds	0.8%
Asset-Backed Securities	0.4%
Supranational Bonds	0.2%
Collateralized Mortgage Obligations	0.0%
Liabilities in Excess of Other Assets*	(1.1)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg U.S. Aggregate Bond Index. The Portfolio is managed by Bob Kase, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -13.10% compared to the Bloomberg U.S. Aggregate Bond Index (the “Index” or “Bloomberg U.S. Aggregate Bond”), which returned -13.01% for the same period.
Portfolio Specifics**: 2022 marked one of the worst years in bond market performance, as measured by the Index. Rates catapulted higher over the course of 2022. Persistently higher inflation, compounded by energy price
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

United States Treasury Note, 4.250%, 12/31/24	7.1%
United States Treasury Note, 3.875%, 12/31/27	6.1%
United States Treasury Note, 4.000%, 12/15/25	6.0%
United States Treasury Note, 3.875%, 12/31/29	3.8%
United States Treasury Bond, 3.000%, 08/15/52	2.9%
United States Treasury Note, 1.625%, 10/31/23	2.8%
United States Treasury Note, 4.125%, 11/15/32	1.9%
United States Treasury Note, 1.500%, 01/31/27	1.8%
United States Treasury Note, 2.875%, 06/15/25	1.7%
United States Treasury Note, 3.875%, 11/30/27	1.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
spikes from the Russia and Ukraine conflict brought yields back to levels not witnessed since prior to Covid. The 10-year Treasury yield reached nearly 4.25% on October, before retracing to 3.90% by year-end. A peak in inflation data and worries of a recession in the United States led the market to believe the end of the US Federal Reserve hiking cycle was in sight. Higher interest rates and higher bond volatility was an unwelcome challenge in 2022. Non-government sectors struggled and broadly trailed the US Treasury market for the year.
The Portfolio is designed to replicate the risk and return drivers of the Index. Security selection contributed slightly more than asset allocation. Duration and curve position throughout the investment period was kept very close to that of the Index and had a modest positive impact to relative returns over the period.
Current Strategy and Outlook: In the US, we believe easing inflation pressures should allow the Fed to halt the rapid rate rise, but we do not expect rate cuts until labor markets rebalance. The cumulative effects of central bank tightening, disruption in the energy supply and the fading impact of Covid stimulus will push global growth below potential and threaten recession in several key economies — particularly in the Eurozone. While the probability of a US recession is high, we do not anticipate that economic growth will drop suddenly. This is in part because we do not see significant imbalances in either the corporate or consumer segments. Corporate balance sheets are merely cooling from their very strong positions, and consumer spending is still supported by excess savings left over from various Covid stimulus packages.
If a recession happens, it will be a painful experience for many people. But from an economic perspective, we believe it will be a necessary medicine to ensure the healthy functioning of an economy. A side effect will be higher unemployment, driven by the decrease in demand for labor. But on the flip side, companies have been struggling to recruit skilled talent, which could cause many of them to hold onto workers in a downturn. The persistent shortfall in the labor supply should keep the unemployment rate from going too high, too quickly.That said, the speed of interest rate hikes has been swift and

Voya U.S. Bond Index Portfolio	Portfolio Managers’ Report

unrelenting, increasing the strain on the markets. Housing has fallen, crypto is in crisis, and the September rout in the United Kingdom government bond market forced many UK pension plans to offload assets. Cautious of additional imbalances lurking, the Portfolio remains relatively defensive while we wait for more attractive entry points to increase exposures in the Portfolio.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-13.60%	-0.77%	0.23%
Class I	-13.10%	-0.27%	0.74%
Class P2(1)	-12.98%	-0.04%	0.87%
Class S	-13.37%	-0.52%	0.48%
Class S2	-13.50%	-0.67%	0.33%
Bloomberg U.S. Aggregate Bond	-13.01%	0.02%	1.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Bond Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to February 21, 2012, the Portfolio was managed by a different sub-adviser. The Portfolio’s performance information for these periods reflects returns achieved by different sub-advisers.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Voya Emerging Markets Index Portfolio
Class I	$1,000.00	$958.90	0.57%	$2.81	$1,000.00	$1,022.33	0.57%	$2.91
Class P2	1,000.00	961.80	0.15	0.74	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	958.20	0.82	4.05	1,000.00	1,021.07	0.82	4.18
Voya International Index Portfolio
Class ADV	$1,000.00	$1,055.40	0.94%	$4.87	$1,000.00	$1,020.47	0.94%	$4.79
Class I	1,000.00	1,058.80	0.45	2.34	1,000.00	1,022.94	0.45	2.29
Class P2	1,000.00	1,059.90	0.15	0.78	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,057.00	0.70	3.63	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,055.90	0.85	4.40	1,000.00	1,020.92	0.85	4.33
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	$1,000.00	$963.70	0.93%	$4.60	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	966.40	0.43	2.13	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	965.10	0.68	3.37	1,000.00	1,021.78	0.68	3.47

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Voya Russell™ Large Cap Index Portfolio
Class ADV	$1,000.00	$1,007.50	0.86%	$4.35	$1,000.00	$1,020.87	0.86%	$4.38
Class I	1,000.00	1,010.40	0.36	1.82	1,000.00	1,023.39	0.36	1.84
Class S	1,000.00	1,008.90	0.61	3.09	1,000.00	1,022.13	0.61	3.11
Class S2	1,000.00	1,008.20	0.76	3.85	1,000.00	1,021.37	0.76	3.87
Voya Russell™ Large Cap Value Index Portfolio
Class ADV	$1,000.00	$1,061.80	0.85%	$4.42	$1,000.00	$1,020.92	0.85%	$4.33
Class I	1,000.00	1,064.50	0.35	1.82	1,000.00	1,023.44	0.35	1.79
Class S	1,000.00	1,063.10	0.60	3.12	1,000.00	1,022.18	0.60	3.06
Voya Russell™ Mid Cap Growth Index Portfolio
Class I	$1,000.00	$1,060.30	0.40%	$2.08	$1,000.00	$1,023.19	0.40%	$2.04
Class S	1,000.00	1,059.00	0.65	3.37	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	1,057.90	0.80	4.15	1,000.00	1,021.17	0.80	4.08
Voya Russell™ Mid Cap Index Portfolio
Class ADV	$1,000.00	$1,049.50	0.90%	$4.65	$1,000.00	$1,020.67	0.90%	$4.58
Class I	1,000.00	1,052.50	0.40	2.07	1,000.00	1,023.19	0.40	2.04
Class P2	1,000.00	1,054.50	0.15	0.78	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,051.50	0.65	3.36	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	1,050.80	0.80	4.14	1,000.00	1,021.17	0.80	4.08
Voya Russell™ Small Cap Index Portfolio
Class ADV	$1,000.00	$1,036.10	0.95%	$4.88	$1,000.00	$1,020.42	0.95%	$4.84
Class I	1,000.00	1,037.90	0.45	2.31	1,000.00	1,022.94	0.45	2.29
Class P2	1,000.00	1,039.70	0.15	0.77	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,036.60	0.70	3.59	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,035.70	0.85	4.36	1,000.00	1,020.92	0.85	4.33
Voya U.S. Bond Index Portfolio
Class ADV	$1,000.00	$965.90	0.86%	$4.26	$1,000.00	$1,020.87	0.86%	$4.38
Class I	1,000.00	968.50	0.36	1.79	1,000.00	1,023.39	0.36	1.84
Class P2	1,000.00	968.70	0.15	0.74	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	967.20	0.61	3.02	1,000.00	1,022.13	0.61	3.11
Class S2	1,000.00	965.40	0.76	3.76	1,000.00	1,021.37	0.76	3.87

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio and Voya U.S. Bond Index Portfolio and the Board of Directors of Voya Variable Portfolios, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio and Voya U.S. Bond Index Portfolio (collectively referred to as the “Portfolios”) (nine of the portfolios constituting Voya Variable Portfolios, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (nine of the portfolios constituting Voya Variable Portfolios, Inc.) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 17, 2023

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Emerging Markets Index Portfolio	Voya International Index Portfolio	Voya Russell™ Large Cap Growth Index Portfolio	Voya Russell™ Large Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$636,844,182	$1,948,804,029	$1,073,036,982	$1,959,546,659
Short-term investments at fair value†	15,114,928	142,649,834	2,037,000	3,149,000
Cash	—	—	305,208	557,073
Cash collateral for futures contracts	586,921	1,985,554	159,000	318,000
Foreign currencies at value‡	3,007,457	262,334	—	—
Receivables:
Investment securities sold	66,738	—	408,371	1,133,291
Fund shares sold	131,678	303,765	1,003,226	325,959
Dividends	1,552,973	2,084,405	387,660	1,406,754
Interest	117	—	728	1,121
Foreign tax reclaims	19,972	8,315,796	—	—
Prepaid expenses	10,724	10,090	6,368	9,410
Reimbursement due from Investment Adviser	172,453	429,842	35,909	66,829
Other assets	17,472	77,303	23,780	76,633
Total assets	657,525,615	2,104,922,952	1,077,404,232	1,966,590,729
LIABILITIES:
Payable for investment securities purchased	69,433	—	—	—
Payable for fund shares redeemed	72,491	1,463,421	167,889	715,196
Payable upon receipt of securities loaned	4,082,928	114,535,834	—	—
Variation margin payable on futures contracts	205,256	419,241	8,063	16,125
Payable for investment management fees	194,521	782,425	366,943	581,483
Payable for distribution and shareholder service fees	2	192,271	133,272	358,659
Payable to custodian due to bank overdraft	47,974	121,893	—	—
Payable for directors fees	1,824	5,265	3,210	5,565
Payable to directors under the deferred compensation plan (Note 6)	17,472	77,303	23,780	76,633
Payable for foreign capital gains tax	2,066,688	—	—	—
Other accrued expenses and liabilities	345,716	471,924	281,688	286,806
Total liabilities	7,104,305	118,069,577	984,845	2,040,467
NET ASSETS	$650,421,310	$1,986,853,375	$1,076,419,387	$1,964,550,262
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$782,900,326	$1,761,274,883	$332,803,817	$1,367,033,850
Total distributable earnings (loss)	(132,479,016)	225,578,492	743,615,570	597,516,412
NET ASSETS	$650,421,310	$1,986,853,375	$1,076,419,387	$1,964,550,262
+ Including securities loaned at value	$3,863,539	$105,900,184	$—	$—
* Cost of investments in securities	$751,105,912	$1,487,053,352	$398,215,173	$1,344,627,776
† Cost of short-term investments	$15,114,928	$142,649,834	$2,037,000	$3,149,000
‡ Cost of foreign currencies	$2,985,242	$263,681	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Emerging Markets Index Portfolio	Voya International Index Portfolio	Voya Russell™ Large Cap Growth Index Portfolio	Voya Russell™ Large Cap Index Portfolio
Class ADV
Net assets	n/a	$390,656,517	$7,070	$127,077,827
Shares authorized	n/a	250,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	40,242,490	156	4,976,995
Net asset value and redemption price per share	n/a	$9.71	$45.41	$25.53
Class I
Net assets	$126,040,446	$530,382,089	$472,316,362	$448,138,733
Shares authorized	100,000,000	200,000,000	100,000,000	400,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,842,076	53,539,979	10,259,027	17,070,832
Net asset value and redemption price per share	$9.81	$9.91	$46.04	$26.25
Class P2
Net assets	$524,370,463	$940,665,049	n/a	n/a
Shares authorized	100,000,000	300,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	52,082,325	93,293,478	n/a	n/a
Net asset value and redemption price per share	$10.07	$10.08	n/a	n/a
Class S
Net assets	$10,401	$123,749,818	$604,095,955	$1,389,219,852
Shares authorized	100,000,000	100,000,000	100,000,000	200,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,055	12,583,871	13,223,597	53,414,952
Net asset value and redemption price per share	$9.86	$9.83	$45.68	$26.01
Class S2
Net assets	n/a	$1,399,902	n/a	$113,850
Shares authorized	n/a	100,000,000	n/a	100,000,000
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	142,550	n/a	4,232
Net asset value and redemption price per share	n/a	$9.82	n/a	$26.90
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio	Voya Russell™ Small Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$1,292,930,452	$931,615,536	$1,209,798,499	$877,967,081
Investments in affiliates at fair value**	—	—	773,606	—
Short-term investments at fair value†	881,000	11,474,486	31,375,045	83,794,671
Cash	366,326	387,084	509,560	215,669
Cash collateral for futures contracts	233,200	135,000	243,000	1,438,400
Receivables:
Investment securities sold	12,309,204	860,964	—	—
Fund shares sold	169,796	38,192	164,631	274,922
Dividends	1,451,465	304,769	1,745,201	1,127,154
Interest	802	—	242	—
Foreign tax reclaims	575	351	562	10,259
Prepaid expenses	5,947	4,712	6,629	5,036
Reimbursement due from Investment Adviser	—	30,042	183,614	176,096
Other assets	19,368	18,200	64,584	37,202
Total assets	1,308,368,135	944,869,336	1,244,865,173	965,046,490
LIABILITIES:
Payable for investment securities purchased	10,106,877	—	532,089	—
Payable for fund shares redeemed	446,069	179,565	515,347	44,823
Payable upon receipt of securities loaned	—	9,981,486	27,917,045	64,839,671
Variation margin payable on futures contracts	11,825	13,400	24,120	76,151
Payable for investment management fees	321,314	318,972	431,984	335,330
Payable for distribution and shareholder service fees	260,301	200,970	115,392	103,708
Payable for directors fees	3,441	2,682	3,386	2,445
Payable to directors under the deferred compensation plan (Note 6)	19,368	18,200	64,584	37,202
Other accrued expenses and liabilities	394,875	221,338	389,344	215,941
Total liabilities	11,564,070	10,936,613	29,993,291	65,655,271
NET ASSETS	$1,296,804,065	$933,932,723	$1,214,871,882	$899,391,219
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,086,167,619	$1,065,201,114	$572,104,538	$657,568,648
Total distributable earnings (loss)	210,636,446	(131,268,391)	642,767,344	241,822,571
NET ASSETS	$1,296,804,065	$933,932,723	$1,214,871,882	$899,391,219
+ Including securities loaned at value	$—	$9,681,249	$27,105,587	$62,499,571
* Cost of investments in securities	$1,093,008,444	$928,445,746	$662,856,117	$658,284,755
** Cost of investments in affiliates	$—	$—	$340,144	$—
† Cost of short-term investments	$881,000	$11,474,486	$31,375,045	$83,794,671
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio	Voya Russell™ Small Cap Index Portfolio
Class ADV
Net assets	$5,122	n/a	$167,537,007	$98,126,596
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	196	n/a	16,465,834	8,139,848
Net asset value and redemption price per share	$26.10	n/a	$10.17	$12.06
Class I
Net assets	$86,683,361	$16,213,451	$591,368,727	$217,486,962
Shares authorized	100,000,000	100,000,000	300,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,284,941	515,446	54,663,931	17,240,486
Net asset value and redemption price per share	$26.39	$31.46	$10.82	$12.61
Class P2
Net assets	n/a	n/a	$264,516,121	$306,937,490
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	23,987,722	23,934,665
Net asset value and redemption price per share	n/a	n/a	$11.03	$12.82
Class S
Net assets	$1,210,115,582	$916,042,896	$184,295,021	$271,895,012
Shares authorized	200,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	46,334,632	29,345,062	17,376,058	21,813,184
Net asset value and redemption price per share	$26.12	$31.22	$10.61	$12.46
Class S2
Net assets	n/a	$1,676,376	$7,155,006	$4,945,159
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	54,011	691,374	405,846
Net asset value and redemption price per share	n/a	$31.04	$10.35	$12.18
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

Voya U.S. Bond Index Portfolio
ASSETS:
Investments in securities at fair value+*	$2,843,001,799
Short-term investments at fair value†	483,198,004
Cash	191,561
Cash collateral for futures contracts	1,458,245
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	1,567,809
Receivables:
Investment securities sold	109,375,977
Investment securities sold on a delayed-delivery or when-issued basis	1,640,982
Fund shares sold	541,623
Dividends	88,994
Interest	14,243,986
Prepaid expenses	14,477
Reimbursement due from Investment Adviser	284,145
Other assets	133,987
Total assets	3,455,741,589
LIABILITIES:
Payable for investment securities purchased	480,553,099
Payable for investment securities purchased on a delayed-delivery or when-issued basis	117,353,438
Payable for fund shares redeemed	598,922
Payable upon receipt of securities loaned	45,060,882
Variation margin payable on futures contracts	70,874
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	23,000
Payable for investment management fees	852,841
Payable for distribution and shareholder service fees	38,125
Payable for directors fees	7,434
Payable to directors under the deferred compensation plan (Note 6)	133,987
Other accrued expenses and liabilities	151,313
Total liabilities	644,843,915
NET ASSETS	$2,810,897,674
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,230,596,833
Total distributable loss	(419,699,159)
NET ASSETS	$2,810,897,674
+ Including securities loaned at value	$43,869,164
* Cost of investments in securities	$3,049,600,587
† Cost of short-term investments	$483,227,898
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

Voya U.S. Bond Index Portfolio
Class ADV
Net assets	$19,964,709
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,196,618
Net asset value and redemption price per share	$9.09
Class I
Net assets	$1,300,763,600
Shares authorized	700,000,000
Par value	$0.001
Shares outstanding	142,538,306
Net asset value and redemption price per share	$9.13
Class P2
Net assets	$1,353,048,904
Shares authorized	300,000,000
Par value	$0.001
Shares outstanding	148,381,842
Net asset value and redemption price per share	$9.12
Class S
Net assets	$136,210,419
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	14,969,035
Net asset value and redemption price per share	$9.10
Class S2
Net assets	$910,042
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	99,983
Net asset value and redemption price per share	$9.10
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Emerging Markets Index Portfolio	Voya International Index Portfolio	Voya Russell™ Large Cap Growth Index Portfolio	Voya Russell™ Large Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$22,040,203	$67,341,046	$12,766,288	$35,171,920
Interest	13,219	13,349	4,516	5,606
Securities lending income, net	92,197	588,337	2,093	13,656
Total investment income	22,145,619	67,942,732	12,772,897	35,191,182
EXPENSES:
Investment management fees	4,743,178	9,438,782	6,206,325	7,498,169
Distribution and shareholder service fees:
Class ADV	—	2,043,128	40	703,563
Class S	26	240,976	1,820,691	4,003,715
Class S2	—	5,295	—	565
Transfer agent fees:
Class ADV	—	108,771	4	29,767
Class I	714	140,831	160,522	102,261
Class P2	1,016	2,393	—	—
Class S	—	27,937	210,028	338,773
Class S2	—	355	—	30
Shareholder reporting expense	2,640	35,373	47,700	28,730
Professional fees	70,055	87,920	61,195	84,980
Custody and accounting expense	984,343	617,200	159,125	249,080
Directors fees	18,243	52,642	32,100	55,643
Licensing fee (Note 7)	218,911	631,690	156,593	250,778
Miscellaneous expense	50,365	89,161	66,407	84,506
Interest expense	14,720	38,386	334	820
Total expenses	6,104,211	13,560,840	8,921,064	13,431,380
Waived and reimbursed fees	(4,236,338)	(5,055,125)	(1,547,480)	(668,453)
Net expenses	1,867,873	8,505,715	7,373,584	12,762,927
Net investment income	20,277,746	59,437,017	5,399,313	22,428,255
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	(12,339,041)	(73,256,011)	64,708,739	(35,431,755)
Forward foreign currency contracts	73,500	(113,826)	—	—
Foreign currency related transactions	(973,348)	(879,487)	—	—
Futures	(3,572,950)	(7,247,886)	(629,472)	(1,138,009)
Net realized gain (loss)	(16,811,839)	(81,497,210)	64,079,267	(36,569,764)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	(197,721,442)	(330,359,596)	(561,338,964)	(522,179,301)
Forward foreign currency contracts	1,179	—	—	—
Foreign currency related transactions	37,139	(360,718)	—	—
Futures	(214,677)	(1,028,125)	(163,413)	(310,129)
Net change in unrealized appreciation (depreciation)	(197,897,801)	(331,748,439)	(561,502,377)	(522,489,430)
Net realized and unrealized loss	(214,709,640)	(413,245,649)	(497,423,110)	(559,059,194)
Decrease in net assets resulting from operations	$(194,431,894)	$(353,808,632)	$(492,023,797)	$(536,630,939)
* Foreign taxes withheld	$2,658,323	$6,195,538	$1,699	$5,312
^ Foreign capital gains taxes withheld	$1,555,462	$—	$—	$—
# Change in foreign capital gains taxes accrued	$1,906,456	$—	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio	Voya Russell™ Small Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$31,818,807	$8,584,378	$21,137,855	$13,252,413
Dividends from affiliates	—	—	11,295	—
Interest	8,400	5,753	15,155	18,228
Securities lending income, net	16,753	294,864	423,331	1,284,155
Total investment income	31,843,960	8,884,995	21,587,636	14,554,796
EXPENSES:
Investment management fees	5,317,714	5,231,653	5,552,909	4,200,870
Distribution and shareholder service fees:
Class ADV	26	—	915,861	541,596
Class S	3,216,360	2,633,648	508,790	779,770
Class S2	—	7,172	32,834	21,673
Transfer agent fees:
Class ADV	—	—	148,162	105,704
Class I	9,083	741	551,584	229,866
Class P2	—	—	418	493
Class S	129,595	44,176	164,407	302,868
Class S2	—	74	6,604	5,282
Shareholder reporting expense	96,875	17,635	28,625	26,355
Professional fees	130,850	41,254	56,000	46,860
Custody and accounting expense	175,700	146,922	157,095	143,040
Directors fees	34,412	26,823	33,859	24,450
Licensing fee (Note 7)	165,845	135,485	163,632	125,993
Miscellaneous expense	108,465	47,443	73,347	61,356
Interest expense	796	1,757	469	—
Total expenses	9,385,721	8,334,783	8,394,596	6,616,176
Waived and reimbursed fees	(1,376,481)	(1,376,150)	(2,170,726)	(1,801,498)
Net expenses	8,009,240	6,958,633	6,223,870	4,814,678
Net investment income	23,834,720	1,926,362	15,363,766	9,740,118
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,695,714)	(131,460,782)	89,961,151	33,131,741
Sale of investments in affiliates	—	—	100,986	—
Foreign currency related transactions	—	—	—	7
Futures	(797,929)	(384,914)	(519,435)	(4,794,991)
Net realized gain (loss)	(4,493,643)	(131,845,696)	89,542,702	28,336,757
Net change in unrealized appreciation (depreciation) on:
Investments	(107,707,408)	(263,168,971)	(394,271,152)	(277,543,643)
Affiliates	—	—	(175,799)	—
Futures	(217,906)	(144,829)	(261,038)	(862,688)
Net change in unrealized appreciation (depreciation)	(107,925,314)	(263,313,800)	(394,707,989)	(278,406,331)
Net realized and unrealized loss	(112,418,957)	(395,159,496)	(305,165,287)	(250,069,574)
Decrease in net assets resulting from operations	$(88,584,237)	$(393,233,134)	$(289,801,521)	$(240,329,456)
* Foreign taxes withheld	$5,079	$1,473	$7,575	$19,321
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

Voya U.S. Bond Index Portfolio
INVESTMENT INCOME:
Dividends	$307,303
Interest	84,872,454
Securities lending income, net	1,251,046
Total investment income	86,430,803
EXPENSES:
Investment management fees	10,512,671
Distribution and shareholder service fees:
Class ADV	110,138
Class S	372,021
Class S2	3,755
Transfer agent fees:
Class ADV	1,064
Class I	69,929
Class P2	1,670
Class S	7,201
Class S2	45
Shareholder reporting expense	14,600
Professional fees	121,390
Custody and accounting expense	315,072
Directors fees	74,339
Miscellaneous expense	149,897
Total expenses	11,753,792
Waived and reimbursed fees	(3,355,555)
Net expenses	8,398,237
Net investment income	78,032,566
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(205,554,953)
Futures	11,098,090
Swaps	(24,823)
Net realized loss	(194,481,686)
Net change in unrealized appreciation (depreciation) on:
Investments	(324,179,575)
Futures	(109,871)
Swaps	30,900
Net change in unrealized appreciation (depreciation)	(324,258,546)
Net realized and unrealized loss	(518,740,232)
Decrease in net assets resulting from operations	$(440,707,666)
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Index Portfolio		Voya International Index Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$20,277,746	$16,376,484	$59,437,017	$52,692,610
Net realized gain (loss)	(16,811,839)	31,703,112	(81,497,210)	9,490,875
Net change in unrealized appreciation (depreciation)	(197,897,801)	(77,674,918)	(331,748,439)	189,722,715
Increase (decrease) in net assets resulting from operations	(194,431,894)	(29,595,322)	(353,808,632)	251,906,200
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(11,994,066)	(8,487,432)
Class I	(12,544,359)	(2,268,361)	(16,731,055)	(11,937,715)
Class P2	(31,943,320)	(6,354,916)	(40,212,938)	(26,065,167)
Class S	(539)	(97)	(2,292,745)	(1,478,337)
Class S2	—	—	(40,311)	(21,515)
Total distributions	(44,488,218)	(8,623,374)	(71,271,115)	(47,990,166)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	345,128,712	331,715,584	446,718,218	270,119,109
Proceeds from shares issued in merger (Note 15)	—	—	150,216,244	—
Reinvestment of distributions	44,488,037	8,623,337	71,271,115	47,990,166
	389,616,749	340,338,921	668,205,577	318,109,275
Cost of shares redeemed	(313,782,822)	(283,969,983)	(602,711,147)	(485,741,273)
Net increase (decrease) in net assets resulting from capital share transactions	75,833,927	56,368,938	65,494,430	(167,631,998)
Net increase (decrease) in net assets	(163,086,185)	18,150,242	(359,585,317)	36,284,036
NET ASSETS:
Beginning of year or period	813,507,495	795,357,253	2,346,438,692	2,310,154,656
End of year or period	$650,421,310	$813,507,495	$1,986,853,375	$2,346,438,692
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap Growth Index Portfolio		Voya Russell™ Large Cap Index Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$5,399,313	$3,355,496	$22,428,255	$12,911,219
Net realized gain (loss)	64,079,267	109,572,332	(36,569,764)	85,833,439
Net change in unrealized appreciation (depreciation)	(561,502,377)	300,965,178	(522,489,430)	292,753,577
Increase (decrease) in net assets resulting from operations	(492,023,797)	413,893,006	(536,630,939)	391,498,235
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(695)	(53)	(5,899,456)	(6,149,333)
Class I	(49,628,386)	(6,115,054)	(21,862,968)	(25,822,923)
Class S	(63,384,350)	(6,885,357)	(71,354,687)	(31,173,865)
Class S2	—	—	(5,730)	(11,719)
Total distributions	(113,013,431)	(13,000,464)	(99,122,841)	(63,157,840)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	46,793,952	72,021,458	60,864,125	1,435,709,303
Reinvestment of distributions	113,013,431	13,000,464	99,122,841	63,157,840
	159,807,383	85,021,922	159,986,966	1,498,867,143
Cost of shares redeemed	(177,136,347)	(253,842,382)	(294,710,745)	(253,545,660)
Net increase (decrease) in net assets resulting from capital share transactions	(17,328,964)	(168,820,460)	(134,723,779)	1,245,321,483
Net increase (decrease) in net assets	(622,366,192)	232,072,082	(770,477,559)	1,573,661,878
NET ASSETS:
Beginning of year or period	1,698,785,579	1,466,713,497	2,735,027,821	1,161,365,943
End of year or period	$1,076,419,387	$1,698,785,579	$1,964,550,262	$2,735,027,821
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap Value Index Portfolio		Voya Russell™ Mid Cap Growth Index Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$23,834,720	$16,760,391	$1,926,362	$(921,446)
Net realized gain (loss)	(4,493,643)	47,358,231	(131,845,696)	107,092,397
Net change in unrealized appreciation (depreciation)	(107,925,314)	143,678,762	(263,313,800)	(39,840,785)
Increase (decrease) in net assets resulting from operations	(88,584,237)	207,797,384	(393,233,134)	66,330,166
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(44)	(85)	—	—
Class I	(1,211,722)	(2,022,225)	(1,757,478)	(879,739)
Class S	(15,328,430)	(15,518,493)	(107,754,474)	(21,929,351)
Class S2	—	—	(182,723)	(76,005)
Total distributions	(16,540,196)	(17,540,803)	(109,694,675)	(22,885,095)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,486,977	660,730,602	11,496,327	915,934,449
Reinvestment of distributions	16,540,196	17,540,803	109,694,675	22,885,095
	40,027,173	678,271,405	121,191,002	938,819,544
Cost of shares redeemed	(194,213,079)	(177,715,486)	(175,213,454)	(181,677,038)
Net increase (decrease) in net assets resulting from capital share transactions	(154,185,906)	500,555,919	(54,022,452)	757,142,506
Net increase (decrease) in net assets	(259,310,339)	690,812,500	(556,950,261)	800,587,577
NET ASSETS:
Beginning of year or period	1,556,114,404	865,301,904	1,490,882,984	690,295,407
End of year or period	$1,296,804,065	$1,556,114,404	$933,932,723	$1,490,882,984
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Mid Cap Index Portfolio		Voya Russell™ Small Cap Index Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$15,363,766	$13,818,042	$9,740,118	$7,043,679
Net realized gain	89,542,702	111,318,306	28,336,757	96,941,859
Net change in unrealized appreciation (depreciation)	(394,707,989)	185,398,725	(278,406,331)	44,970,910
Increase (decrease) in net assets resulting from operations	(289,801,521)	310,535,073	(240,329,456)	148,956,448
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(16,553,124)	(21,636,582)	(9,998,701)	(402,726)
Class I	(64,413,331)	(77,276,322)	(22,345,692)	(1,694,311)
Class P2	(24,217,584)	(40,543,843)	(29,585,736)	(2,559,370)
Class S	(18,168,027)	(26,697,056)	(28,658,419)	(2,061,604)
Class S2	(767,708)	(1,139,987)	(486,190)	(26,399)
Total distributions	(124,119,774)	(167,293,790)	(91,074,738)	(6,744,410)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	108,037,275	370,686,532	143,134,459	386,310,290
Reinvestment of distributions	124,119,774	167,293,790	91,074,738	6,744,410
	232,157,049	537,980,322	234,209,197	393,054,700
Cost of shares redeemed	(253,079,281)	(427,003,212)	(156,044,694)	(466,266,070)
Net increase (decrease) in net assets resulting from capital share transactions	(20,922,232)	110,977,110	78,164,503	(73,211,370)
Net increase (decrease) in net assets	(434,843,527)	254,218,393	(253,239,691)	69,000,668
NET ASSETS:
Beginning of year or period	1,649,715,409	1,395,497,016	1,152,630,910	1,083,630,242
End of year or period	$1,214,871,882	$1,649,715,409	$899,391,219	$1,152,630,910
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya U.S. Bond Index Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$78,032,566	$51,246,285
Net realized loss	(194,481,686)	(17,329,759)
Net change in unrealized appreciation (depreciation)	(324,258,546)	(91,882,084)
Decrease in net assets resulting from operations	(440,707,666)	(57,965,558)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(382,044)	(751,928)
Class I	(32,112,300)	(57,512,797)
Class P2	(34,041,368)	(52,645,986)
Class S	(2,949,162)	(5,682,253)
Class S2	(17,187)	(40,440)
Total distributions	(69,502,061)	(116,633,404)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	871,998,669	811,265,760
Reinvestment of distributions	69,493,092	116,622,106
	941,491,761	927,887,866
Cost of shares redeemed	(916,578,826)	(885,591,204)
Net increase in net assets resulting from capital share transactions	24,912,935	42,296,662
Net decrease in net assets	(485,296,792)	(132,302,300)
NET ASSETS:
Beginning of year or period	3,296,194,466	3,428,496,766
End of year or period	$2,810,897,674	$3,296,194,466
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Index Portfolio
Class I
12-31-22	13.18	0.26•	(3.01)	(2.75)	0.23	0.39	—	0.62	—	9.81	(20.90)	0.84	0.57	0.57	2.38	126,040	33
12-31-21	13.81	0.23•	(0.73)	(0.50)	0.13	—	—	0.13	—	13.18	(3.65)	0.78	0.51	0.51	1.66	256,340	21
12-31-20	12.24	0.18•	1.79	1.97	0.40	—	—	0.40	—	13.81	17.58	0.80	0.53	0.53	1.56	250,721	27
12-31-19	10.66	0.21•	1.65	1.86	0.28	—	—	0.28	—	12.24	17.76	0.87	0.60	0.60	1.88	321,682	20
12-31-18	12.85	0.25	(2.14)	(1.89)	0.30	—	—	0.30	—	10.66	(15.07)	0.81	0.54	0.54	2.05	499,268	12
Class P2
12-31-22	13.44	0.32•	(3.07)	(2.75)	0.23	0.39	—	0.62	—	10.07	(20.48)	0.84	0.15	0.15	2.91	524,370	33
12-31-21	14.04	0.29•	(0.76)	(0.47)	0.13	—	—	0.13	—	13.44	(3.37)	0.78	0.15	0.15	2.03	557,155	21
12-31-20	12.39	0.22•	1.83	2.05	0.40	—	—	0.40	—	14.04	17.95	0.80	0.15	0.15	1.90	544,632	27
12-31-19	10.74	0.29•	1.64	1.93	0.28	—	—	0.28	—	12.39	18.29	0.87	0.16	0.16	2.49	303,648	20
12-31-18	12.88	0.29•	(2.13)	(1.84)	0.30	—	—	0.30	—	10.74	(14.64)	0.81	0.15	0.15	2.44	271,954	12
Class S
12-31-22	13.24	0.23•	(3.01)	(2.78)	0.21	0.39	—	0.60	—	9.86	(21.07)	1.09	0.82	0.82	2.16	10	33
12-31-21	13.90	0.22•	(0.76)	(0.54)	0.12	—	—	0.12	—	13.24	(3.91)	1.03	0.76	0.76	1.55	12	21
12-31-20	12.31	0.15•	1.81	1.96	0.37	—	—	0.37	—	13.90	17.27	1.05	0.78	0.78	1.30	4	27
12-31-19	10.71	0.21	1.64	1.85	0.25	—	—	0.25	—	12.31	17.55	1.12	0.85	0.85	1.83	4	20
12-31-18	12.91	0.21	(2.14)	(1.93)	0.27	—	—	0.27	—	10.71	(15.26)	1.06	0.79	0.79	1.71	3	12
Voya International Index Portfolio
Class ADV
12-31-22	11.79	0.22•	(2.00)	(1.78)	0.30	—	—	0.30	—	9.71	(15.03)	1.05	0.94	0.94	2.27	390,657	17
12-31-21	10.86	0.19•	0.93	1.12	0.19	—	—	0.19	—	11.79	10.41	1.04	0.94	0.94	1.63	490,645	4
12-31-20	10.39	0.16	0.53	0.69	0.22	—	—	0.22	—	10.86	7.28	1.04	0.95	0.95	1.43	508,888	12
12-31-19	8.83	0.23•	1.58	1.81	0.25	—	—	0.25	—	10.39	20.86	1.03	0.94	0.94	2.39	542,257	15
12-31-18	10.51	0.21•	(1.66)	(1.45)	0.23	—	—	0.23	—	8.83	(14.11)	1.04	0.94	0.94	2.11	524,307	3
Class I
12-31-22	12.04	0.27•	(2.04)	(1.77)	0.36	—	—	0.36	—	9.91	(14.59)	0.55	0.45	0.45	2.70	530,382	17
12-31-21	11.09	0.25•	0.94	1.19	0.24	—	—	0.24	—	12.04	10.86	0.54	0.45	0.45	2.11	564,827	4
12-31-20	10.61	0.21	0.54	0.75	0.27	—	—	0.27	—	11.09	7.90	0.54	0.46	0.46	1.98	580,413	12
12-31-19	9.02	0.24•	1.66	1.90	0.31	—	—	0.31	—	10.61	21.44	0.53	0.45	0.45	2.38	700,568	15
12-31-18	10.74	0.26•	(1.69)	(1.43)	0.29	—	—	0.29	—	9.02	(13.73)	0.54	0.45	0.45	2.58	299,378	3
Class P2
12-31-22	12.22	0.32•	(2.10)	(1.78)	0.36	—	—	0.36	—	10.08	(14.43)	0.52	0.15	0.15	3.14	940,665	17
12-31-21	11.21	0.29•	0.97	1.26	0.25	—	—	0.25	—	12.22	11.31	0.52	0.15	0.15	2.43	1,210,240	4
12-31-20	10.70	0.22•	0.56	0.78	0.27	—	—	0.27	—	11.21	8.13	0.52	0.16	0.16	2.24	1,143,697	12
12-31-19	9.07	0.31•	1.63	1.94	0.31	—	—	0.31	—	10.70	21.78	0.53	0.15	0.15	3.10	1,011,708	15
12-31-18	10.76	0.29•	(1.69)	(1.40)	0.29	—	—	0.29	—	9.07	(13.42)	0.54	0.15	0.15	2.84	708,457	3
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Index Portfolio (continued)
Class S
12-31-22	11.95	0.22•	(2.01)	(1.79)	0.33	—	—	0.33	—	9.83	(14.87)	0.80	0.70	0.70	2.26	123,750	17
12-31-21	11.01	0.22•	0.94	1.16	0.22	—	—	0.22	—	11.95	10.62	0.79	0.70	0.70	1.87	79,437	4
12-31-20	10.53	0.18	0.54	0.72	0.24	—	—	0.24	—	11.01	7.62	0.79	0.71	0.71	1.66	75,948	12
12-31-19	8.96	0.27	1.58	1.85	0.28	—	—	0.28	—	10.53	21.04	0.78	0.70	0.70	2.60	77,950	15
12-31-18	10.66	0.24	(1.68)	(1.44)	0.26	—	—	0.26	—	8.96	(13.86)	0.79	0.70	0.70	2.33	68,720	3
Class S2
12-31-22	11.94	0.24•	(2.04)	(1.80)	0.32	—	—	0.32	—	9.82	(14.98)	0.95	0.85	0.85	2.40	1,400	17
12-31-21	11.00	0.20•	0.94	1.14	0.20	—	—	0.20	—	11.94	10.49	0.94	0.85	0.85	1.72	1,290	4
12-31-20	10.51	0.15	0.56	0.71	0.22	—	—	0.22	—	11.00	7.40	0.94	0.86	0.86	1.49	1,209	12
12-31-19	8.94	0.25•	1.59	1.84	0.27	—	—	0.27	—	10.51	20.93	0.93	0.85	0.85	2.57	1,136	15
12-31-18	10.65	0.22•	(1.68)	(1.46)	0.25	—	—	0.25	—	8.94	(14.07)	0.94	0.85	0.85	2.19	1,289	3
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
12-31-22	71.86	0.04•	(21.57)	(21.53)	—	4.92	—	4.92	—	45.41	(30.40)	1.05	0.93	0.93	0.07	7	21
12-31-21	55.65	(0.08)•	16.67	16.59	0.10	0.28	—	0.38	—	71.86	29.98	1.04	0.93	0.93	(0.14)	10	22
12-31-20	42.54	0.06	15.22	15.28	0.10	2.07	—	2.17	—	55.65	37.80	1.05	0.93	0.93	0.15	8	13
12-31-19	33.18	0.17•	11.14	11.31	0.20	1.75	—	1.95	—	42.54	35.19	1.04	0.93	0.93	0.45	6	19
12-31-18	35.05	0.17	(0.57)	(0.40)	0.23	1.24	—	1.47	—	33.18	(1.44)	1.03	0.93	0.93	0.49	4	9
Class I
12-31-22	72.73	0.31•	(21.83)	(21.52)	0.25	4.92	—	5.17	—	46.04	(30.03)	0.55	0.43	0.43	0.56	472,316	21
12-31-21	56.25	0.23•	16.85	17.08	0.32	0.28	—	0.60	—	72.73	30.67	0.54	0.43	0.43	0.36	722,412	22
12-31-20	42.96	0.31	15.33	15.64	0.28	2.07	—	2.35	—	56.25	38.47	0.55	0.43	0.43	0.65	590,681	13
12-31-19	33.49	0.36	11.24	11.60	0.38	1.75	—	2.13	—	42.96	35.84	0.54	0.43	0.43	0.96	446,528	19
12-31-18	35.35	0.37•	(0.60)	(0.23)	0.39	1.24	—	1.63	—	33.49	(0.97)	0.53	0.43	0.43	1.00	329,022	9
Class S
12-31-22	72.15	0.17•	(21.65)	(21.48)	0.07	4.92	—	4.99	—	45.68	(30.21)	0.80	0.68	0.68	0.31	604,096	21
12-31-21	55.81	0.07•	16.75	16.82	0.20	0.28	—	0.48	—	72.15	30.36	0.79	0.68	0.68	0.11	976,363	22
12-31-20	42.68	0.21	15.21	15.42	0.22	2.07	—	2.29	—	55.81	38.13	0.80	0.68	0.68	0.40	876,025	13
12-31-19	33.29	0.26•	11.16	11.42	0.28	1.75	—	2.03	—	42.68	35.47	0.79	0.68	0.68	0.69	700,395	19
12-31-18	35.15	0.27•	(0.59)	(0.32)	0.30	1.24	—	1.54	—	33.29	(1.21)	0.78	0.68	0.68	0.75	321,604	9
Voya Russell™ Large Cap Index Portfolio
Class ADV
12-31-22	33.57	0.20•	(7.04)	(6.84)	0.07	1.13	—	1.20	—	25.53	(20.48)	0.89	0.86	0.86	0.72	127,078	13
12-31-21	27.91	0.16•	7.04	7.20	0.25	1.29	—	1.54	—	33.57	26.81	0.92	0.86	0.86	0.53	163,976	23
12-31-20	24.38	0.22•	4.56	4.78	0.29	0.96	—	1.25	—	27.91	21.24	0.94	0.86	0.86	0.90	105,733	6
12-31-19	19.55	0.26•	5.57	5.83	0.30	0.70	—	1.00	—	24.38	30.66	0.89	0.86	0.86	1.16	78,254	5
12-31-18	20.60	0.24•	(1.03)	(0.79)	0.26	—	—	0.26	—	19.55	(3.92)	0.88	0.86	0.86	1.13	54,275	5
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Large Cap Index Portfolio (continued)
Class I
12-31-22	34.46	0.35•	(7.23)	(6.88)	0.20	1.13	—	1.33	—	26.25	(20.07)	0.39	0.36	0.36	1.22	448,139	13
12-31-21	28.58	0.32•	7.21	7.53	0.36	1.29	—	1.65	—	34.46	27.41	0.42	0.36	0.36	1.03	565,026	23
12-31-20	24.92	0.34•	4.67	5.01	0.39	0.96	—	1.35	—	28.58	21.86	0.44	0.36	0.36	1.39	457,743	6
12-31-19	19.94	0.36	5.70	6.06	0.38	0.70	—	1.08	—	24.92	31.34	0.39	0.36	0.36	1.66	347,630	5
12-31-18	20.99	0.35•	(1.05)	(0.70)	0.35	—	—	0.35	—	19.94	(3.46)	0.38	0.36	0.36	1.62	260,309	5
Class S
12-31-22	34.20	0.28•	(7.18)	(6.90)	0.16	1.13	—	1.29	—	26.01	(20.26)	0.64	0.61	0.61	0.97	1,389,220	13
12-31-21	28.37	0.24•	7.17	7.41	0.29	1.29	—	1.58	—	34.20	27.13	0.67	0.61	0.61	0.78	2,005,750	23
12-31-20	24.73	0.28•	4.64	4.92	0.32	0.96	—	1.28	—	28.37	21.58	0.69	0.61	0.61	1.16	596,783	6
12-31-19	19.80	0.32•	5.63	5.95	0.32	0.70	—	1.02	—	24.73	30.96	0.64	0.61	0.61	1.42	592,415	5
12-31-18	20.84	0.29•	(1.04)	(0.75)	0.29	—	—	0.29	—	19.80	(3.69)	0.63	0.61	0.61	1.37	516,424	5
Class S2
12-31-22	35.29	0.24•	(7.41)	(7.17)	0.09	1.13	—	1.22	—	26.90	(20.40)	0.79	0.76	0.76	0.79	114	13
12-31-21	29.26	0.21•	7.38	7.59	0.27	1.29	—	1.56	—	35.29	26.92	0.82	0.76	0.76	0.66	276	23
12-31-20	25.47	0.25•	4.79	5.04	0.29	0.96	—	1.25	—	29.26	21.37	0.84	0.76	0.76	0.99	1,107	6
12-31-19	20.35	0.29•	5.81	6.10	0.28	0.70	—	0.98	—	25.47	30.80	0.79	0.76	0.76	1.26	1,012	5
12-31-18	21.38	0.27•	(1.07)	(0.80)	0.23	—	—	0.23	—	20.35	(3.81)	0.78	0.76	0.76	1.22	779	5
Voya Russell™ Large Cap Value Index Portfolio
Class ADV
12-31-22	28.00	0.38•	(2.05)	(1.67)	0.23	—	—	0.23	—	26.10	(5.96)	0.95	0.85	0.85	1.47	5	26
12-31-21	23.26	0.35•	4.83	5.18	0.44	—	—	0.44	—	28.00	22.44	0.95	0.85	0.85	1.34	5	39
12-31-20	23.99	0.39•	(0.35)	0.04	0.12	0.65	—	0.77	—	23.26	1.00	0.95	0.85	0.85	1.87	4	19
12-31-19	20.34	0.40	4.57	4.97	0.45	0.87	—	1.32	—	23.99	25.30	1.01	0.91	0.91	1.87	4	24
12-31-18	23.13	0.38	(1.96)	(1.58)	0.44	0.77	—	1.21	—	20.34	(7.18)	1.01	0.91	0.91	1.73	4	14
Class I
12-31-22	28.31	0.52•	(2.08)	(1.56)	0.36	—	—	0.36	—	26.39	(5.48)	0.45	0.35	0.35	1.97	86,683	26
12-31-21	23.50	0.48•	4.88	5.36	0.55	—	—	0.55	—	28.31	22.99	0.45	0.35	0.35	1.83	99,517	39
12-31-20	24.26	0.50•	(0.37)	0.13	0.24	0.65	—	0.89	—	23.50	1.48	0.45	0.35	0.35	2.37	88,235	19
12-31-19	20.57	0.53•	4.60	5.13	0.57	0.87	—	1.44	—	24.26	25.92	0.51	0.41	0.41	2.38	97,086	24
12-31-18	23.34	0.50•	(1.97)	(1.47)	0.53	0.77	—	1.30	—	20.57	(6.62)	0.51	0.41	0.41	2.24	85,885	14
Class S
12-31-22	28.04	0.45•	(2.06)	(1.61)	0.31	—	—	0.31	—	26.12	(5.71)	0.70	0.60	0.60	1.72	1,210,116	26
12-31-21	23.28	0.41•	4.84	5.25	0.49	—	—	0.49	—	28.04	22.72	0.70	0.60	0.60	1.58	1,456,592	39
12-31-20	24.08	0.45•	(0.38)	0.07	0.22	0.65	—	0.87	—	23.28	1.20	0.70	0.60	0.60	2.13	777,063	19
12-31-19	20.42	0.46•	4.58	5.04	0.51	0.87	—	1.38	—	24.08	25.61	0.76	0.66	0.66	2.05	894,317	24
12-31-18	23.17	0.45•	(1.96)	(1.51)	0.47	0.77	—	1.24	—	20.42	(6.85)	0.76	0.66	0.66	1.99	265,120	14
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Mid Cap Growth Index Portfolio
Class I
12-31-22	48.49	0.15•	(13.40)	(13.25)	—	3.78	—	3.78	—	31.46	(26.97)	0.53	0.40	0.40	0.43	16,213	38
12-31-21	44.95	0.04•	5.22	5.26	0.11	1.61	—	1.72	—	48.49	12.29	0.54	0.40	0.40	0.09	24,089	63
12-31-20	35.97	0.10	11.35	11.45	0.11	2.36	—	2.47	—	44.95	34.83	0.55	0.40	0.40	0.26	32,555	35
12-31-19	29.71	0.18•	9.69	9.87	0.29	3.32	—	3.61	—	35.97	34.87	0.54	0.40	0.40	0.52	22,121	38
12-31-18	35.21	0.27•	(1.68)	(1.41)	0.23	3.86	—	4.09	—	29.71	(5.14)	0.53	0.40	0.40	0.78	15,151	31
Class S
12-31-22	48.28	0.06•	(13.34)	(13.28)	—	3.78	—	3.78	—	31.22	(27.16)	0.78	0.65	0.65	0.18	916,043	38
12-31-21	44.76	(0.05)•	5.19	5.14	0.01	1.61	—	1.62	—	48.28	12.03	0.79	0.65	0.65	(0.11)	1,464,517	63
12-31-20	35.86	0.01	11.31	11.32	0.06	2.36	—	2.42	—	44.76	34.52	0.80	0.65	0.65	0.01	655,413	35
12-31-19	29.62	0.10•	9.65	9.75	0.19	3.32	—	3.51	—	35.86	34.53	0.79	0.65	0.65	0.31	586,966	38
12-31-18	35.11	0.19	(1.68)	(1.49)	0.14	3.86	—	4.00	—	29.62	(5.36)	0.78	0.65	0.65	0.53	244,214	31
Class S2
12-31-22	48.10	0.01•	(13.29)	(13.28)	—	3.78	—	3.78	—	31.04	(27.27)	0.93	0.80	0.80	0.03	1,676	38
12-31-21	44.66	(0.14)•	5.19	5.05	—	1.61	—	1.61	—	48.10	11.84	0.94	0.80	0.80	(0.30)	2,277	63
12-31-20	35.77	(0.05)	11.30	11.25	—	2.36	—	2.36	—	44.66	34.31	0.95	0.80	0.80	(0.14)	2,327	35
12-31-19	29.55	0.04	9.65	9.69	0.15	3.32	—	3.47	—	35.77	34.36	0.94	0.80	0.80	0.13	1,859	38
12-31-18	35.05	0.14	(1.68)	(1.54)	0.10	3.86	—	3.96	—	29.55	(5.54)	0.93	0.80	0.80	0.39	1,462	31
Voya Russell™ Mid Cap Index Portfolio
Class ADV
12-31-22	13.70	0.08•	(2.56)	(2.48)	0.06	0.99	—	1.05	—	10.17	(18.07)	1.03	0.90	0.90	0.69	167,537	18
12-31-21	12.59	0.05•	2.51	2.56	0.09	1.36	—	1.45	—	13.70	21.60	1.02	0.90	0.90	0.39	219,999	33
12-31-20	13.08	0.09	1.24	1.33	0.12	1.70	—	1.82	—	12.59	16.01	1.05	0.90	0.90	0.81	188,952	16
12-31-19	12.51	0.10	3.23	3.33	0.16	2.60	—	2.76	—	13.08	29.32	0.95	0.90	0.90	0.86	189,561	8
12-31-18	15.79	0.12	(1.45)	(1.33)	0.15	1.80	—	1.95	—	12.51	(9.80)(a)	0.95	0.91	0.91	0.81(b)	152,323	11
Class I
12-31-22	14.50	0.14•	(2.70)	(2.56)	0.13	0.99	—	1.12	—	10.82	(17.61)	0.53	0.40	0.40	1.19	591,369	18
12-31-21	13.24	0.13•	2.63	2.76	0.14	1.36	—	1.50	—	14.50	22.17	0.52	0.40	0.40	0.89	857,792	33
12-31-20	13.65	0.16	1.31	1.47	0.18	1.70	—	1.88	—	13.24	16.67	0.55	0.40	0.40	1.31	726,726	16
12-31-19	12.96	0.18•	3.34	3.52	0.23	2.60	—	2.83	—	13.65	29.95	0.45	0.40	0.40	1.35	754,716	8
12-31-18	16.28	0.20•	(1.49)	(1.29)	0.23	1.80	—	2.03	—	12.96	(9.31)(a)	0.45	0.41	0.41	1.28(b)	765,511	11
Class P2
12-31-22	14.73	0.17•	(2.74)	(2.57)	0.14	0.99	—	1.13	—	11.03	(17.38)	0.45	0.15	0.15	1.45	264,516	18
12-31-21	13.41	0.16•	2.67	2.83	0.15	1.36	—	1.51	—	14.73	22.46	0.44	0.15	0.15	1.14	306,920	33
12-31-20	13.77	0.18•	1.34	1.52	0.18	1.70	—	1.88	—	13.41	16.91	0.45	0.15	0.15	1.56	226,685	16
12-31-19	13.01	0.21•	3.38	3.59	0.23	2.60	—	2.83	—	13.77	30.43	0.45	0.15	0.15	1.58	183,282	8
12-31-18	16.31	0.24•	(1.51)	(1.27)	0.23	1.80	—	2.03	—	13.01	(9.15)(a)	0.45	0.16	0.16	1.55(b)	180,790	11
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Mid Cap Index Portfolio (continued)
Class S
12-31-22	14.22	0.11•	(2.64)	(2.53)	0.09	0.99	—	1.08	—	10.61	(17.77)	0.78	0.65	0.65	0.94	184,295	18
12-31-21	13.02	0.09•	2.58	2.67	0.11	1.36	—	1.47	—	14.22	21.80	0.77	0.65	0.65	0.64	254,761	33
12-31-20	13.45	0.15	1.27	1.42	0.15	1.70	—	1.85	—	13.02	16.32	0.80	0.65	0.65	1.06	240,792	16
12-31-19	12.79	0.16	3.29	3.45	0.19	2.60	—	2.79	—	13.45	29.74	0.70	0.65	0.65	1.10	275,980	8
12-31-18	16.09	0.16•	(1.48)	(1.32)	0.18	1.80	—	1.98	—	12.79	(9.57)(a)	0.70	0.66	0.66	1.06(b)	250,242	11
Class S2
12-31-22	13.90	0.09•	(2.59)	(2.50)	0.06	0.99	—	1.05	—	10.35	(17.91)	0.93	0.80	0.80	0.78	7,155	18
12-31-21	12.74	0.06•	2.54	2.60	0.08	1.36	—	1.44	—	13.90	21.68	0.92	0.80	0.80	0.48	10,244	33
12-31-20	13.21	0.13	1.23	1.36	0.13	1.70	—	1.83	—	12.74	16.11	0.95	0.80	0.80	0.91	12,343	16
12-31-19	12.60	0.12	3.26	3.38	0.17	2.60	—	2.77	—	13.21	29.56	0.85	0.80	0.80	0.96	14,835	8
12-31-18	15.89	0.13•	(1.46)	(1.33)	0.16	1.80	—	1.96	—	12.60	(9.75)(a)	0.85	0.81	0.81	0.91(b)	12,327	11
Voya Russell™ Small Cap Index Portfolio
Class ADV
12-31-22	16.95	0.07•	(3.66)	(3.59)	0.04	1.26	—	1.30	—	12.06	(21.02)	1.07	0.95	0.95	0.53	98,127	14
12-31-21	14.94	0.02•	2.04	2.06	0.05	—	—	0.05	—	16.95	13.81	1.04	0.95	0.95	0.14	131,976	36
12-31-20	13.75	0.06	2.04	2.10	0.08	0.83	—	0.91	—	14.94	18.93	1.05	0.95	0.95	0.46	113,940	41
12-31-19	12.53	0.07	2.84	2.91	0.09	1.60	—	1.69	—	13.75	24.57	0.98	0.95	0.95	0.54	111,010	22
12-31-18	15.15	0.06	(1.67)	(1.61)	0.10	0.91	—	1.01	—	12.53	(11.68)(c)	0.96	0.96	0.96	0.41(d)	97,210	17
Class I
12-31-22	17.69	0.14•	(3.83)	(3.69)	0.13	1.26	—	1.39	—	12.61	(20.69)	0.57	0.45	0.45	1.04	217,487	14
12-31-21	15.57	0.11•	2.12	2.23	0.11	—	—	0.11	—	17.69	14.34	0.54	0.45	0.45	0.64	274,932	36
12-31-20	14.30	0.13	2.12	2.25	0.15	0.83	—	0.98	—	15.57	19.56	0.55	0.45	0.45	0.97	252,530	41
12-31-19	12.98	0.14•	2.95	3.09	0.17	1.60	—	1.77	—	14.30	25.17	0.48	0.45	0.45	1.04	390,842	22
12-31-18	15.66	0.14•	(1.74)	(1.60)	0.17	0.91	—	1.08	—	12.98	(11.27)(c)	0.46	0.46	0.46	0.90(d)	386,854	17
Class P2
12-31-22	17.92	0.19•	(3.89)	(3.70)	0.14	1.26	—	1.40	—	12.82	(20.45)	0.47	0.15	0.15	1.35	306,937	14
12-31-21	15.73	0.17•	2.14	2.31	0.12	—	—	0.12	—	17.92	14.73	0.46	0.15	0.15	0.97	340,433	36
12-31-20	14.44	0.19•	2.08	2.27	0.15	0.83	—	0.98	—	15.73	19.49	0.47	0.15	0.15	1.42	289,711	41
12-31-19	13.06	0.19•	2.96	3.15	0.17	1.60	—	1.77	—	14.44	25.49	0.48	0.15	0.15	1.36	117,341	22
12-31-18	15.70	0.19•	(1.75)	(1.56)	0.17	0.91	—	1.08	—	13.06	(10.98)(c)	0.46	0.16	0.16	1.18(d)	79,563	17
Class S
12-31-22	17.47	0.11•	(3.79)	(3.68)	0.07	1.26	—	1.33	—	12.46	(20.89)	0.82	0.70	0.70	0.77	271,895	14
12-31-21	15.39	0.07•	2.09	2.16	0.08	—	—	0.08	—	17.47	14.04	0.79	0.70	0.70	0.37	398,676	36
12-31-20	14.15	0.10	2.10	2.20	0.13	0.83	—	0.96	—	15.39	19.34	0.80	0.70	0.70	0.71	420,955	41
12-31-19	12.86	0.11•	2.90	3.01	0.12	1.60	—	1.72	—	14.15	24.77	0.73	0.70	0.70	0.84	429,300	22
12-31-18	15.51	0.10•	(1.71)	(1.61)	0.13	0.91	—	1.04	—	12.86	(11.43)(c)	0.71	0.71	0.71	0.65(d)	191,769	17
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Small Cap Index Portfolio (continued)
Class S2
12-31-22	17.11	0.08•	(3.70)	(3.62)	0.05	1.26	—	1.31	—	12.18	(21.01)	0.97	0.85	0.85	0.63	4,945	14
12-31-21	15.07	0.04•	2.06	2.10	0.06	—	—	0.06	—	17.11	13.95	0.94	0.85	0.85	0.23	6,614	36
12-31-20	13.86	0.09	2.04	2.13	0.09	0.83	—	0.92	—	15.07	19.03	0.95	0.85	0.85	0.56	6,495	41
12-31-19	12.62	0.09	2.86	2.95	0.11	1.60	—	1.71	—	13.86	24.70	0.88	0.85	0.85	0.64	7,379	22
12-31-18	15.24	0.09	(1.70)	(1.61)	0.10	0.91	—	1.01	—	12.62	(11.60)(c)	0.86	0.86	0.86	0.51(d)	6,975	17
Voya U.S. Bond Index Portfolio
Class ADV
12-31-22	10.71	0.20•	(1.65)	(1.45)	0.17	—	—	0.17	—	9.09	(13.60)	0.88	0.86	0.86	2.05	19,965	464
12-31-21	11.27	0.10•	(0.35)	(0.25)	0.12	0.19	—	0.30	—	10.71	(2.29)	0.89	0.88	0.88	0.91	25,037	488
12-31-20	10.85	0.13	0.59	0.72	0.23	0.07	—	0.30	—	11.27	6.69	0.88	0.88	0.88	1.23	30,573	377
12-31-19	10.27	0.21	0.58	0.79	0.21	—	—	0.21	—	10.85	7.69	0.88	0.88	0.88	1.97	26,983	222
12-31-18	10.55	0.20	(0.29)	(0.09)	0.19	—	—	0.19	—	10.27	(0.84)	0.91	0.90	0.90	1.93	27,118	234
Class I
12-31-22	10.75	0.25•	(1.65)	(1.40)	0.22	—	—	0.22	—	9.13	(13.10)	0.38	0.36	0.36	2.54	1,300,764	464
12-31-21	11.32	0.15•	(0.36)	(0.21)	0.17	0.19	—	0.36	—	10.75	(1.87)	0.39	0.38	0.38	1.42	1,682,328	488
12-31-20	10.90	0.20	0.58	0.78	0.29	0.07	—	0.36	—	11.32	7.20	0.38	0.38	0.38	1.73	1,811,026	377
12-31-19	10.31	0.27•	0.58	0.85	0.26	—	—	0.26	—	10.90	8.30	0.38	0.38	0.38	2.48	1,808,834	222
12-31-18	10.59	0.25	(0.29)	(0.04)	0.24	—	—	0.24	—	10.31	(0.33)	0.41	0.40	0.40	2.44	2,146,798	234
Class P2
12-31-22	10.75	0.27•	(1.66)	(1.39)	0.24	—	—	0.24	—	9.12	(12.98)	0.38	0.15	0.15	2.76	1,353,049	464
12-31-21	11.32	0.18•	(0.36)	(0.18)	0.20	0.19	—	0.39	—	10.75	(1.62)	0.38	0.15	0.15	1.64	1,413,117	488
12-31-20	10.90	0.22	0.59	0.81	0.32	0.07	—	0.39	—	11.32	7.47	0.38	0.15	0.15	1.94	1,379,657	377
12-31-19	10.31	0.28	0.60	0.88	0.29	—	—	0.29	—	10.90	8.57	0.38	0.15	0.15	2.70	1,112,415	222
12-31-18	10.59	0.27	(0.28)	(0.01)	0.27	—	—	0.27	—	10.31	(0.08)	0.41	0.15	0.15	2.70	856,890	234
Class S
12-31-22	10.72	0.22•	(1.65)	(1.43)	0.19	—	—	0.19	—	9.10	(13.37)	0.63	0.61	0.61	2.29	136,210	464
12-31-21	11.29	0.13•	(0.37)	(0.24)	0.14	0.19	—	0.33	—	10.72	(2.13)	0.64	0.63	0.63	1.16	174,357	488
12-31-20	10.86	0.16	0.60	0.76	0.26	0.07	—	0.33	—	11.29	7.05	0.63	0.63	0.63	1.47	205,870	377
12-31-19	10.28	0.24	0.57	0.81	0.23	—	—	0.23	—	10.86	7.95	0.63	0.63	0.63	2.22	177,236	222
12-31-18	10.56	0.23	(0.29)	(0.06)	0.22	—	—	0.22	—	10.28	(0.58)	0.66	0.65	0.65	2.18	170,552	234
Class S2
12-31-22	10.72	0.21•	(1.65)	(1.44)	0.18	—	—	0.18	—	9.10	(13.50)	0.78	0.76	0.76	2.12	910	464
12-31-21	11.29	0.11•	(0.36)	(0.25)	0.13	0.19	—	0.31	—	10.72	(2.27)	0.79	0.78	0.78	1.02	1,356	488
12-31-20	10.87	0.15•	0.58	0.73	0.24	0.07	—	0.31	—	11.29	6.79	0.78	0.78	0.78	1.33	1,370	377
12-31-19	10.28	0.21	0.60	0.81	0.22	—	—	0.22	—	10.87	7.89	0.78	0.78	0.78	2.07	1,462	222
12-31-18	10.56	0.21•	(0.29)	(0.08)	0.20	—	—	0.20	—	10.28	(0.73)	0.81	0.80	0.80	2.03	1,146	234

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(a)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Russell™ Mid Cap Index Portfolio would have been (9.81)%, (9.32)%, (9.16)%, (9.58)% and (9.76)% for Classes ADV, I, P2, S and S2, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, the net investment income ratios for Voya Russell™ Mid Cap Index Portfolio would have been 0.80%, 1.27%, 1.54%, 1.05% and 0.90% for Class ADV, I, P2, S and S2, respectively.

(c)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Russell™ Small Cap Index Portfolio would have been (11.72)%, (11.31)%, (11.02)%, (11.47)% and (11.64)% for Classes ADV, I, P2, S and S2, respectively.

(d)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, the net investment income ratios for Voya RusseII™ Small Cap Index Portfolio would have been 0.37%, 0.86%, 1.14%, 0.61% and 0.47% for Classes ADV, I, P2, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are eighteen active separate investment series that comprise the Company. The nine series (each, a “Portfolio” and collectively, the “Portfolios”) that are in this report are: Voya Emerging Markets Index Portfolio (“Emerging Markets Index”), Voya International Index Portfolio (“International Index”), Voya RussellTM Large Cap Growth Index Portfolio (“RussellTM Large Cap Growth Index”), Voya RussellTM Large Cap Index Portfolio (“RussellTM Large Cap Index”), Voya RussellTM Large Cap Value Index Portfolio (“RussellTM Large Cap Value Index”), Voya RussellTM Mid Cap Growth Index Portfolio (“RussellTM Mid Cap Growth Index”), Voya RussellTM Mid Cap Index Portfolio (“RussellTM Mid Cap Index”), Voya RussellTM Small Cap Index Portfolio (“RussellTM Small Cap Index”), and Voya U.S. Bond Index Portfolio (“U.S. Bond Index”). All of the Portfolios are diversified. However, in seeking to track the performance of an index, a Portfolio may become non-diversified as a result of a change in relative market capitalizations or index weightings of one or more components of an index. As a result, whether at any time a Portfolio will be considered diversified or non-diversified will depend largely on the make-up of an index at the time. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
Russia’s large-scale invasion of Ukraine on February 24, 2022 created circumstances that significantly impacted Emerging Markets Index’s operations. The combination of market closures, Western sanctions, retaliatory Russian sanctions, and capital controls as a result of Russia’s invasion have rendered Emerging Markets Index’s investments in Russian securities, including depository receipts, illiquid. In addition, U.S. and non-U.S. exchanges have halted trading in certain ADRs and GDRs of Russian companies. Consequently, the Russian equity market has become largely restricted and it is uncertain when these restrictions on trading Russian securities will be relieved. As a result, Russian securities held by Emerging Markets Index were fair valued at $0. (see Note 2.A for additional information on security valuation procedures) Subsequent to February 24, 2022, certain Russian securities held by Emerging Markets Index had declared dividends, however there is no assurance these dividends can be collected by Emerging Markets Index. As a result, all such dividend receivables related to these Russian securities are valued at $0 as of December 31, 2022. Any currency denominated in Rubles cannot be repatriated and such currency is valued at $0 as of December 31, 2022.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class P2, Class S, and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges.The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of each Portfolio’s assets attributable to that class, subtracting each Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares dividends daily and pays dividends, if any, monthly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
There were no open OTC derivatives at December 31, 2022 for any Portfolio.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/ or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
For the year ended December 31, 2022, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.
During the year ended December 31, 2022, Emerging Markets Index and International Index had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. There were no open forward foreign currency contracts as of December 31, 2022 for any Portfolio.
	Purchased	Sold
Emerging Markets Index	$692,797	$15,414,464
International Index	1,436,336	—
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2022, with the exception of U.S. Bond Index, the below Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. U.S. Bond Index purchased and sold futures contracts as part of its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2022, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below.
	Purchased	Sold
Emerging Markets Index	$14,113,408	$—
International Index	39,100,242	—
Russell™ Large Cap Growth Index	3,428,640	—
Russell™ Large Cap Index	6,499,740	—
Russell™ Large Cap Value Index	4,520,955	—
Russell™ Mid Cap Growth Index	3,015,362	—
Russell™ Mid Cap Index	4,897,332	—
Russell™ Small Cap Index	23,459,599	—
U.S. Bond Index	18,795,016	70,553,866
Please refer to the tables within each respective Portfolio of Investments for open futures contracts as of December 31, 2022.
J. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2022, U.S. Bond Index had bought credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. U.S. Bond Index used CDX swaps to hedge the credit risk associated with various sectors within the credit market.
For the year ended December 31, 2022, U.S. Bond Index had bought credit protection with an average notional amount of $30,000,000 on credit default swaps. There were no open credit default swaps to buy protection at December 31, 2022 for any Portfolio.
K. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At December 31, 2022, U.S. Bond Index had pledged and received $1,567,809 and $23,000 respectively, in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities were as follows:
	Purchases	Sales
Emerging Markets Index	$295,535,810	$252,462,812
International Index	371,493,396	350,676,975
Russell™ Large Cap Growth Index	274,400,614	404,525,929
Russell™ Large Cap Index	289,664,344	519,671,490
Russell™ Large Cap Value Index	351,389,088	506,222,569
Russell™ Mid Cap Growth Index	411,953,175	569,325,975
Russell™ Mid Cap Index	246,275,128	376,390,757
Russell™ Small Cap Index	135,472,215	148,899,520
U.S. Bond Index	40,048,595	148,367,389
U.S. government securities not included above were as follows:
	Purchases	Sales
U.S. Bond Index	$14,256,429,236	$14,213,753,949
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Emerging Markets Index(1)	0.65%
International Index(2)	0.48% on the first $500 million; 0.46% on the next $500 million; 0.44% on the next $500 million;
0.42% on the next $500 million; and 0.40% thereafter
RussellTM Large Cap Growth Index(3)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
RussellTM Large Cap Index	0.35% on the first $1 billion; 0.33% on the next $1 billion; and 0.31% thereafter
RussellTM Large Cap Value Index(3)	0.50% on the first $250 million; 0.40% on the next $250 million; and 0.35% thereafter

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

RussellTM Mid Cap Growth Index(3)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
RussellTM Mid Cap Index	0.41% on the first $2 billion; 0.34% on the next $2 billion; and 0.28% thereafter
RussellTM Small Cap Index	0.43% on the first $1 billion; 0.41% on the next $1 billion; and 0.39% thereafter
U.S. Bond Index	0.39% on the first $500 million; 0.37% on the next $500 million; 0.35% on the next $1 billion; 0.33% on the next $2 billion; 0.31% on the next $2 billion; and 0.29% thereafter

(1)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.27% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Prior to July 8, 2022, the management fee was: 0.48% on the first $500 million; 0.46% on the next $500 million; 0.44% on the next $500 million; and 0.42% thereafter.

(3)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.10% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV shares of the respective Portfolios are subject to a shareholder service and distribution plan and Class S2 shares of the respective Portfolios are subject to a shareholder services and distribution plan (collectively the “Plans”). Under the Plans, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index. This waiver is not eligble for recoupment. Termination or modification of this waiver requires approval by the Board.
Class S shares of the Portfolios have a shareholder services and distribution plan (the “Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	RussellTM Large Cap Growth Index	19.30%
Security Life of Denver Insurance Company	RussellTM Large Cap Growth Index	5.38
Voya Index Solution 2025 Portfolio	Emerging Markets Index	9.90
	U.S. Bond Index	12.51
Voya Index Solution 2030 Portfolio	Emerging Markets Index	7.56
	U.S. Bond Index	8.14
Voya Index Solution 2035 Portfolio	Emerging Markets Index	15.82
	International Index	8.20
	RussellTM Small Cap Index	6.64
	U.S. Bond Index	9.86
Voya Index Solution 2040 Portfolio	Emerging Markets Index	9.27
	International Index	5.92
Voya Index Solution 2045 Portfolio	Emerging Markets Index	13.55
	International Index	8.72
	RussellTM Small Cap Index	6.15
Voya Index Solution 2050 Portfolio	Emerging Markets Index	7.88
	International Index	5.08
Voya Index Solution 2055 Portfolio	Emerging Markets Index	8.07
	International Index	5.20
Voya Index Solution Income Portfolio	U.S. Bond Index	11.17
Voya Institutional Trust Company	RussellTM Large Cap Growth Index	16.37
	RussellTM Large Cap Index	12.20
	RussellTM Large Cap Value Index	5.11
	RussellTM Mid Cap Index	18.59
	RussellTM Small Cap Index	13.71

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Retirement Conservative Portfolio	U.S. Bond Index	6.80%
Voya Retirement Growth Portfolio	Emerging Markets Index	12.06
	International Index	10.44
	RussellTM Mid Cap Index	11.89
	U.S. Bond Index	9.95
Voya Retirement Insurance and Annuity Company	International Index	5.71
	RussellTM Large Cap Growth Index	17.82
	RussellTM Large Cap Index	18.87
	RussellTM Mid Cap Index	27.45
	RussellTM Small Cap Index	19.39
Voya Retirement Moderate Growth Portfolio	RussellTM Mid Cap Index	5.11
	U.S. Bond Index	14.60
Voya Retirement Moderate Portfolio	U.S. Bond Index	12.58
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Emerging Markets Index	$387
International Index	275,282
Russell™ Large Cap Growth Index	367,641
Russell™ Large Cap Index	467,371
Russell™ Large Cap Value Index	134,780
Russell™ Mid Cap Growth Index	42,921
Russell™ Mid Cap Index	869,123
Russell™ Small Cap Index	642,638
U.S. Bond Index	75,902
NOTE 7 — LICENSING FEES
The following Portfolios pay an annual licensing fee to the licensor listed below:
Portfolio	Licensor
Emerging Markets Index	MSCI Inc.
International Index	MSCI Inc.
RussellTM Large Cap Growth Index, RussellTM Large Cap Index, RussellTM Large Cap Value Index, RussellTM Mid Cap Growth Index, RussellTM Mid Cap Index, and RussellTM Small Cap Index	Frank Russell Company
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class P2	Class S	Class S2
Emerging Markets Index	N/A	N/A	0.15%	N/A	N/A
International Index(1)	1.00%	0.50%	0.15%	0.75%	0.90%
RussellTM Large Cap Growth Index(2)	N/A	N/A	N/A	N/A	N/A
RussellTM Large Cap Index(3)	0.87%	0.37%	N/A	0.62%	0.77%
RussellTM Large Cap Value Index(2)	N/A	N/A	N/A	N/A	N/A
RussellTM Mid Cap Growth Index(4)	N/A	0.43%	N/A	0.68%	0.83%
RussellTM Mid Cap Index(5)	0.93%	0.43%	0.15%	0.68%	0.83%
RussellTM Small Cap Index	0.95%	0.45%	0.15%	0.70%	0.85%
U.S. Bond Index(6)	0.88%	0.38%	0.15%	0.63%	0.78%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

(1)
Pursuant to a side letter agreement through May 1, 2024, the Investment Adviser has further lowered the expense limits for International Index to 0.95%, 0.45%, 0.70% and 0.85% for Class ADV, Class I, Class S and Class S2, respectively. Termination or modification of this obligation requires approval by the Board.

(2)
Pursuant to a side letter agreement, through May 1, 2023, the Investment Adviser has agreed to waive all or a portion of the management fee so that the expense limits are 0.93%, 0.43%, and 0.68% for Class ADV, Class I, and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
Pursuant to a side letter agreement through May 1, 2023, the Investment Adviser has further lowered the expense limits for RussellTM Large Cap Index to 0.86%, 0.36%, 0.61% and 0.76% for Class ADV, Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
Pursuant to a side letter agreement through May 1, 2023, the Investment Adviser has further lowered the expense limits for RussellTM Mid Cap Growth Index to 0.40%, 0.65%, and 0.80% for Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.Termination or modification of this obligation requires approval by the Board.

(5)
Pursuant to a side letter agreement through May 1, 2023, the Investment Adviser has further lowered the expense limits for RussellTM Mid Cap Index to 0.90%, 0.40%, 0.65% and 0.80% for Class ADV, Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(6)
Effective January 1, 2022, pursuant to a side letter agreement through May 1, 2023, the Investment Adviser has further lowered the expense limits for U.S Bond Index to 0.86%, 0.36%, 0.61% and 0.76% for Class ADV, Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2022, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2023	2024	2025	Total
Emerging Markets Index	$1,233,613	$2,141,041	$2,266,082	$5,640,736
International Index	4,869,489	5,555,690	5,014,258	15,439,437
Russell™ Mid Cap Index	562,151	990,905	811,880	2,364,936
Russell™ Small Cap Index	981,784	1,800,797	1,801,498	4,584,079
U.S. Bond Index	2,700,906	3,458,936	3,056,226	9,216,068
The Expense Limitation Agreement is contractual through May 1, 2023, except for International Index which is through May 1, 2024, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 9 — LINE OF CREDIT (continued)

The following Portfolios utilized the line of credit during the year ended December 31, 2022:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Emerging Markets Index	9	$19,055,111	3.09%
International Index	7	46,891,857	4.21
Russell™ Large Cap Growth Index	5	1,705,400	1.41
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Russell™ Large Cap Index	6	$3,513,833	1.40%
Russell™ Large Cap Value Index	9	1,694,333	1.88
Russell™ Mid Cap Growth Index	12	2,717,183	1.94
Russell™ Mid Cap Index	5	2,207,400	1.53

NOTE 10 — CAPITAL SHARES
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Index
Class I
12/31/2022	3,759,310	—	1,253,183	(11,618,211)	(6,605,718)	40,351,161	—	12,544,359	(121,445,600)	(68,550,080)
12/31/2021	5,339,915	—	164,017	(4,205,054)	1,298,878	75,659,918	—	2,268,361	(59,312,257)	18,616,022
Class P2
12/31/2022	26,546,192	—	3,122,514	(19,026,883)	10,641,823	304,775,574	—	31,943,320	(192,336,599)	144,382,295
12/31/2021	17,793,677	—	451,344	(15,602,715)	2,642,306	256,047,331	—	6,354,916	(224,657,726)	37,744,521
Class S
12/31/2022	184	—	36	(51)	169	1,977	—	358	(623)	1,712
12/31/2021	582	—	4	—*	586	8,335	—	60	—*	8,395
International Index
Class ADV
12/31/2022	1,048,324	2,145,246	1,274,608	(5,832,649)	(1,364,471)	10,639,388	19,687,882	11,994,066	(57,669,096)	(15,347,760)
12/31/2021	1,279,079	—	751,765	(7,269,938)	(5,239,094)	14,952,614	—	8,487,432	(83,859,447)	(60,419,401)
Class I
12/31/2022	11,015,910	3,791,158	1,748,282	(9,912,449)	6,642,901	107,536,002	35,422,761	16,731,055	(99,723,144)	59,966,674
12/31/2021	2,749,195	—	1,038,062	(9,244,401)	(5,457,144)	32,667,959	—	11,937,715	(107,966,563)	(63,360,889)
Class P2
12/31/2022	29,812,328	—	4,137,134	(39,716,019)	(5,766,557)	317,688,782	—	40,212,938	(393,078,941)	(35,177,221)
12/31/2021	18,114,944	—	2,239,276	(23,306,826)	(2,952,606)	216,398,368	—	26,065,167	(283,329,707)	(40,866,172)
Class S
12/31/2022	966,580	10,241,142	240,835	(5,509,921)	5,938,636	10,281,159	95,105,601	2,292,745	(51,996,929)	55,682,576
12/31/2021	496,496	—	129,338	(879,125)	(253,291)	5,824,691	—	1,478,337	(10,264,945)	(2,961,917)
Class S2
12/31/2022	54,076	—	4,239	(23,762)	34,553	572,887	—	40,311	(243,037)	370,161
12/31/2021	23,691	—	1,882	(27,444)	(1,871)	275,477	—	21,515	(320,611)	(23,619)
Russell™ Large Cap Growth Index
Class ADV
12/31/2022	—	—	14	—	14	—	—	695	—	695
12/31/2021	—	—	1	—	1	—	—	53	—	53
Class I
12/31/2022	394,143	—	1,012,618	(1,080,241)	326,520	21,591,497	—	49,628,386	(60,309,933)	10,909,950
12/31/2021	489,409	—	107,281	(1,166,070)	(569,380)	30,939,566	—	6,115,054	(72,430,255)	(35,375,635)
Class S
12/31/2022	495,429	—	1,301,260	(2,105,086)	(308,397)	25,202,455	—	63,384,350	(116,826,414)	(28,239,609)
12/31/2021	658,734	—	121,585	(2,944,645)	(2,164,326)	41,081,892	—	6,885,357	(181,412,127)	(133,444,878)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Russell™ Large Cap Index
Class ADV
12/31/2022	412,747	—	225,342	(546,195)	91,894	11,922,035	—	5,899,456	(14,887,360)	2,934,131
12/31/2021	1,298,338	—	216,678	(418,381)	1,096,635	39,970,507	—	6,149,333	(12,727,337)	33,392,503
Class I
12/31/2022	1,336,149	—	814,870	(1,475,917)	675,102	39,739,873	—	21,862,968	(42,633,608)	18,969,233
12/31/2021	1,345,762	—	889,219	(1,857,345)	377,636	42,262,166	—	25,822,923	(57,446,949)	10,638,140
Class S
12/31/2022	327,091	—	2,679,485	(8,241,789)	(5,235,213)	9,183,412	—	71,354,687	(237,049,151)	(156,511,052)
12/31/2021	42,259,178	—	1,080,176	(5,724,018)	37,615,336	1,353,430,971	—	31,173,865	(182,400,725)	1,202,204,111
Class S2
12/31/2022	617	—	208	(4,401)	(3,576)	18,805	—	5,730	(140,626)	(116,091)
12/31/2021	1,433	—	393	(31,831)	(30,005)	45,659	—	11,719	(970,649)	(913,271)
Russell™ Large Cap Value Index
Class ADV
12/31/2022	—	—	2	—	2	—	—	44	—	44
12/31/2021	—	—	3	—	3	—	—	85	—	85
Class I
12/31/2022	206,566	—	47,130	(483,801)	(230,105)	5,604,830	—	1,211,722	(12,941,612)	(6,125,060)
12/31/2021	176,640	—	77,037	(493,896)	(240,219)	4,642,911	—	2,022,225	(13,091,969)	(6,426,833)
Class S
12/31/2022	686,850	—	601,351	(6,894,299)	(5,606,098)	17,882,147	—	15,328,430	(181,271,467)	(148,060,890)
12/31/2021	24,225,013	—	595,948	(6,254,317)	18,566,644	656,087,691	—	15,518,493	(164,623,517)	506,982,667
Russell™ Mid Cap Growth Index
Class I
12/31/2022	38,341	—	58,369	(78,012)	18,698	1,389,338	—	1,757,478	(2,976,834)	169,982
12/31/2021	157,274	—	20,926	(405,676)	(227,476)	7,458,554	—	879,739	(18,991,736)	(10,653,443)
Class S
12/31/2022	298,613	—	3,600,216	(4,889,581)	(990,752)	10,001,948	—	107,754,474	(172,158,397)	(54,401,975)
12/31/2021	18,593,666	—	523,124	(3,424,017)	15,692,773	908,410,678	—	21,929,351	(162,320,059)	768,019,970
Class S2
12/31/2022	2,878	—	6,136	(2,349)	6,665	105,041	—	182,723	(78,223)	209,541
12/31/2021	1,372	—	1,818	(7,956)	(4,766)	65,217	—	76,005	(365,243)	(224,021)
Russell™ Mid Cap Index
Class ADV
12/31/2022	758,414	—	1,632,458	(1,983,185)	407,687	8,557,197	—	16,553,124	(21,880,304)	3,230,017
12/31/2021	1,202,726	—	1,757,643	(1,905,327)	1,055,042	16,087,390	—	21,636,582	(25,348,284)	12,375,688
Class I
12/31/2022	2,582,756	—	5,991,938	(13,078,724)	(4,504,030)	31,162,835	—	64,413,331	(146,065,828)	(50,489,662)
12/31/2021	9,568,024	—	5,953,492	(11,251,292)	4,270,224	132,702,455	—	77,276,322	(158,527,437)	51,451,340
Class P2
12/31/2022	4,382,183	—	2,213,673	(3,442,854)	3,153,002	52,987,497	—	24,217,584	(41,594,409)	35,610,672
12/31/2021	12,904,755	—	3,078,500	(12,055,913)	3,927,342	195,339,744	—	40,543,843	(175,611,022)	60,272,565
Class S
12/31/2022	1,244,453	—	1,720,457	(3,498,425)	(533,515)	14,371,440	—	18,168,027	(41,259,190)	(8,719,723)
12/31/2021	1,749,399	—	2,092,246	(4,430,528)	(588,883)	24,664,151	—	26,697,056	(61,301,934)	(9,940,727)
Class S2
12/31/2022	82,861	—	74,462	(202,700)	(45,377)	958,306	—	767,708	(2,279,550)	(553,536)
12/31/2021	139,136	—	91,345	(462,340)	(231,859)	1,892,792	—	1,139,987	(6,214,535)	(3,181,756)
Russell™ Small Cap Index
Class ADV
12/31/2022	452,793	—	844,485	(943,790)	353,488	6,154,322	—	9,998,701	(12,578,925)	3,574,098
12/31/2021	1,349,494	—	24,998	(1,212,542)	161,950	22,737,619	—	402,726	(20,611,576)	2,528,769
Class I
12/31/2022	2,108,572	—	1,809,368	(2,221,769)	1,696,171	30,918,654	—	22,345,692	(30,641,106)	22,623,240
12/31/2021	2,022,021	—	101,093	(2,799,501)	(676,387)	35,499,648	—	1,694,311	(48,656,289)	(11,462,330)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Russell™ Small Cap Index (continued)
Class P2
12/31/2022	6,627,273	—	2,361,192	(4,053,890)	4,934,575	97,972,485	—	29,585,736	(57,667,417)	69,890,804
12/31/2021	16,645,262	—	151,084	(16,209,468)	586,878	296,856,918	—	2,559,370	(283,149,055)	16,267,233
Class S
12/31/2022	523,560	—	2,345,206	(3,878,990)	(1,010,224)	7,191,669	—	28,658,419	(53,944,064)	(18,093,976)
12/31/2021	1,744,927	—	124,343	(6,404,586)	(4,535,316)	29,447,673	—	2,061,604	(111,316,824)	(79,807,547)
Class S2
12/31/2022	67,359	—	40,651	(88,767)	19,243	897,329	—	486,190	(1,213,182)	170,337
12/31/2021	103,230	—	1,625	(149,094)	(44,239)	1,768,432	—	26,399	(2,532,326)	(737,495)
U.S. Bond Index
Class ADV
12/31/2022	200,618	—	40,422	(382,636)	(141,596)	1,965,521	—	382,044	(3,658,362)	(1,310,797)
12/31/2021	251,277	—	69,219	(694,250)	(373,754)	2,735,285	—	751,927	(7,584,145)	(4,096,933)
Class I
12/31/2022	17,914,766	—	3,370,548	(35,225,085)	(13,939,771)	173,025,688	—	32,110,883	(340,741,060)	(135,604,489)
12/31/2021	31,307,120	—	5,273,471	(40,102,857)	(3,522,266)	343,863,739	—	57,501,500	(439,237,562)	(37,872,323)
Class P2
12/31/2022	69,189,017	—	3,572,730	(55,860,599)	16,901,148	683,941,743	—	34,033,816	(543,218,481)	174,757,078
12/31/2021	41,268,522	—	4,829,550	(36,521,820)	9,576,252	451,748,754	—	52,645,986	(398,671,042)	105,723,698
Class S
12/31/2022	1,302,204	—	310,960	(2,908,472)	(1,295,308)	12,716,359	—	2,949,162	(28,317,628)	(12,652,107)
12/31/2021	1,162,250	—	522,535	(3,660,226)	(1,975,441)	12,672,529	—	5,682,253	(39,868,937)	(21,514,155)
Class S2
12/31/2022	36,247	—	1,813	(64,514)	(26,454)	349,358	—	17,187	(643,295)	(276,750)
12/31/2021	22,417	—	3,718	(21,065)	5,070	245,453	—	40,440	(229,518)	56,375

*
Amount is less than 0.50 or $0.50.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of the respective Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2022:
Emerging Markets Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$66,266	$(66,266)	$—
BNP Paribas Arbitrage	119,460	(119,460)	—
BNP Paribas Securities Corp.	325,386	(325,386)	—
Citigroup Global Markets Limited	399,286	(399,286)	—
Goldman Sachs International	127,733	(127,733)	—
Goldman, Sachs & Co. LLC	281,647	(281,647)	—
HSBC Bank PLC	217,308	(217,308)	—
JP Morgan Securities Plc.	709,567	(709,567)	—
Merrill Lynch International	526,188	(526,188)	—
Morgan Stanley & Co. International PLC	149,790	(149,790)	—
Morgan Stanley & Co. LLC	677,975	(677,975)	—
State Street Bank and Trust Company	262,893	(262,893)	—
UBS AG	40	(40)	—
Total	$3,863,539	$(3,863,539)	$—

(1)
Cash collateral with a fair value of $4,082,928 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

International Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$18,676,608	$(18,676,608)	$—
Barclays Capital Inc.	1,170,380	(1,170,380)	—
BMO Capital Markets Corp	837,381	(837,381)	—
BNP Paribas Arbitrage	59,239	(59,239)	—
BofA Securities Inc	927,963	(927,963)	—
Citigroup Global Markets Limited	14,723,712	(14,723,712)	—
Credit Suisse Securities (USA) LLC	11,501	(11,501)	—
Daiwa Capital Markets America Inc.	1,882,492	(1,882,492)	—
Goldman Sachs International	6,805,791	(6,805,791)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$6,544,822	$(6,544,822)	$—
HSBC Bank PLC	808,489	(808,489)	—
J.P. Morgan Securities LLC	3,633,853	(3,633,853)	—
JP Morgan Securities Plc.	8,374,543	(8,374,543)	—
Macquarie Bank Limited	41,354	(41,354)	—
Merrill Lynch International	5,364,115	(5,364,115)	—
Morgan Stanley & Co. International PLC	7,162,667	(7,162,667)	—
Morgan Stanley & Co. LLC	6,538,135	(6,538,135)	—
Scotia Capital (USA) INC	252,706	(252,706)	—
Societe Generale	846,888	(846,888)	—
State Street Bank and Trust Company	19,764,973	(19,764,973)
TD Prime Services LLC	1,413,069	(1,413,069)	—
UBS AG	59,503	(59,503)
Total	$105,900,184	$(105,900,184)	$—

(1)
Cash collateral with a fair value of $114,535,834 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

RussellTM Mid Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$45,102	$(45,102)	$—
BNP Paribas Prime Brokerage Intl Ltd	538,578	(538,578)	—
BNP Paribas Securities Corp.	206,945	(206,945)	—
Citadel Securities LLC	166,873	(166,873)	—
Citigroup Global Markets Inc.	1,373,582	(1,373,582)	—
Goldman, Sachs & Co. LLC	1,160,349	(1,160,349)	—
J.P. Morgan Securities LLC	519,423	(519,423)	—
Morgan Stanley & Co. LLC	3,118,227	(3,118,227)	—
Natixis Securities America LLC	595,404	(595,404)	—
State Street Bank and Trust Company	1,248,305	(1,248,305)	—
TD Prime Services LLC	108,614	(108,614)	—
UBS AG	28,473	(28,473)	—
UBS Securities LLC.	571,374	(571,374)	—
Total	$9,681,249	$(9,681,249)	$—

(1)
Cash collateral with a fair value of $9,981,486 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

RussellTM Mid Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$443,127	$(443,127)	$—
Barclays Capital Inc.	433,293	(433,293)	—
BNP Paribas Prime Brokerage Intl Ltd	497,902	(497,902)	—
BNP Paribas Securities Corp.	1,028,854	(1,028,854)	—
BofA Securities Inc	478,575	(478,575)	—
Citadel Clearing LLC	542,975	(542,975)	—
Citigroup Global Markets Inc.	921,738	(921,738)	—
Cowen Execution Services LLC	32,466	(32,466)	—
Goldman, Sachs & Co. LLC	2,360,239	(2,360,239)	—
HSBC Bank PLC	33,161	(33,161)	—
J.P. Morgan Securities LLC	565,114	(565,114)	—
Morgan Stanley & Co. LLC	3,174,778	(3,174,778)	—
National Bank of Canada Financial Inc	302,284	(302,284)	—
National Financial Services LLC	932,632	(932,632)	—
Natixis Securities America LLC	1,188,691	(1,188,691)	—
Nomura Securities International, Inc.	1,297,067	(1,297,067)	—
State Street Bank and Trust Company	4,919,886	(4,919,886)	—
TD Prime Services LLC	2,043,895	(2,043,895)	—
UBS AG	1,167,415	(1,167,415)	—
Wells Fargo Bank NA	4,650,278	(4,650,278)	—
Wells Fargo Securities LLC	91,217	(91,217)	—
Total	$27,105,587	$(27,105,587)	$—

(1)
Cash collateral with a fair value of $27,917,045 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

RussellTM Small Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$957,304	$(957,304)	$—
BMO Capital Markets Corp	907,206	(907,206)	—
BNP Paribas	12,700	(12,700)	—
BNP Paribas Prime Brokerage Intl Ltd	2,165,012	(2,165,012)	—
BNP Paribas Securities Corp.	488,363	(488,363)	—
BofA Securities Inc	5,839,299	(5,839,299)	—
CIBC World Markets Corporation	3,492	(3,492)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$949,572	$(949,572)	$—
Citadel Securities LLC	401,108	(401,108)	—
Citigroup Global Markets Inc.	2,575,950	(2,575,950)	—
Cowen Execution Services LLC	155,762	(155,762)	—
Goldman, Sachs & Co. LLC	3,371,879	(3,371,879)	—
HSBC Bank PLC	725,608	(725,608)	—
Industrial And Commercial Bank Of China	636,660	(636,660)	—
J.P. Morgan Securities LLC	4,903,112	(4,903,112)	—
Mizuho Securities USA LLC.	62,165	(62,165)	—
Morgan Stanley & Co. LLC	9,441,658	(9,441,658)	—
National Bank of Canada Financial Inc	1,804,515	(1,804,515)	—
National Financial Services LLC	6,750,327	(6,750,327)	—
Natixis Securities America LLC	1,260,627	(1,260,627)	—
Raymond James & Associates, Inc.	353,559	(353,559)	—
Scotia Capital (USA) INC	713,218	(713,218)	—
SG Americas Securities, LLC	215,183	(215,183)	—
State Street Bank and Trust Company	11,337,282	(11,337,282)	—
TD Prime Services LLC	1,180,400	(1,180,400)	—
UBS AG	486,752	(486,752)	—
Wells Fargo Bank NA	2,471,691	(2,471,691)	—
Wells Fargo Securities LLC	2,329,167	(2,329,167)	—
Total	$62,499,571	$(62,499,571)	$—

(1)
Cash collateral with a fair value of $64,839,671 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S Bond Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$2,834,004	$(2,834,004)	$—
Barclays Capital Inc.	1,449,919	(1,449,919)	—
BMO Capital Markets Corp	1,012,450	(1,012,450)	—
BNP Paribas	359,158	(359,158)	—
BNP Paribas Prime Brokerage Intl Ltd	46,097	(46,097)	—
BofA Securities Inc	17,862,540	(17,862,540)	—
Citigroup Global Markets Inc.	97,165	(97,165)	—
Daiwa Capital Markets America Inc.	344,121	(344,121)	—
Deutsche Bank Securities Inc.	56,471	(56,471)	—
Goldman, Sachs & Co. LLC	2,083,890	(2,083,890)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$3,978,709	$(3,978,709)	$—
MUFG Securities Americas Inc.	29,903	(29,903)	—
National Bank Financial Inc	2,929,878	(2,929,878)	—
National Financial Services LLC	805,664	(805,664)	—
Nomura Securities International, Inc.	436,134	(436,134)	—
Scotia Capital (USA) INC	1,111,110	(1,111,110)	—
Truist Securities INC	802,379	(802,379)	—
UBS AG	1,299,152	(1,299,152)	—
US Bancorp Investments	2,486,037	(2,486,037)	—
Wells Fargo Securities LLC	3,844,383	(3,844,383)	—
Total	$43,869,164	$(43,869,164)	$—

(1)
Cash collateral with a fair value of $45,060,882 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, capital loss carryforwards, income from passive foreign investment companies (PFICs), paydown gains and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Emerging Markets Index	$16,630,440	$27,857,778	$8,623,374	$—
International Index	71,271,115	—	47,990,166	—
Russell™ Large Cap Growth Index	26,042,952	86,970,479	6,134,829	6,865,635
Russell™ Large Cap Index	18,588,313	80,534,528	15,642,536	47,515,304
Russell™ Large Cap Value Index	16,540,196	—	17,540,803	—
Russell™ Mid Cap Growth Index	28,307,742	81,386,933	197,134	22,687,961
Russell™ Mid Cap Index	33,408,161	90,711,613	22,956,037	144,337,753
Russell™ Small Cap Index	21,255,020	69,819,718	6,744,410	—
U.S. Bond Index	69,502,061	—	105,104,570	11,528,834

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2022 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/ (Loss)
				Amount	Character	Expiration
Emerging Markets Index	$20,977,771	$—	$(145,404,429)	$(5,985,670)	Short-term	None	$(2,066,688)	$(132,479,016)
International Index	53,200,192	—	375,777,878	(22,097,173)	Short-term	None	—	225,578,492
				(181,302,405)	Long-term	None
				$(203,399,578)
Russell™ Large Cap Growth Index	5,283,069	64,242,238	674,090,263	—	—	—	—	743,615,570
Russell™ Large Cap Index	22,202,082	—	606,523,859	(30,211,251)	Short-term	None	—	597,516,412
				(998,278)	Long-term	None
				$(31,209,529)
Russell™ Large Cap Value Index	23,707,311	—	189,843,023	(2,913,888)	Short-term	None	—	210,636,446
Russell™ Mid Cap Growth Index	2,066,064	—	(9,883,584)	(123,450,871)	Short-term	None	—	(131,268,391)
Russell™ Mid Cap Index	15,759,676	92,600,125	534,407,543	—	—	—	—	642,767,344
Russell™ Small Cap Index	9,964,337	24,231,783	207,626,451	—	—	—	—	241,822,571
U.S. Bond Index	10,223,241	—	(212,895,378)	(25,685,094)	Short-term	None	—	(419,699,159)
				(191,341,928)	Long-term	None
				$(217,027,022)
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.
NOTE 14 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial.Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.
NOTE 15 — REORGANIZATIONS
On July 8, 2022, International Index (“Acquiring Portfolio”) acquired all of the assets and assumed all liabilities of VY® T. Rowe Price International Stock Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2022, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2022, are as follows (Unaudited):
Net investment income	$60,591,192
Net realized and unrealized loss on investments	$(450,244,237)
Net decrease in net assets resulting from operations	$(389,653,045)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 8, 2022. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$150,216	$1,995,297	$—	$2,320	1.2903
The net assets of the Acquiring Portfolio after the acquisition of the Acquired Portfolio were $2,145,513,244.
NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2022, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
U.S. Bond Index
Class ADV	$0.0241	February 1, 2023	Daily
Class I	$0.0281	February 1, 2023	Daily
Class P2	$0.0298	February 1, 2023	Daily
Class S	$0.0261	February 1, 2023	Daily
Class S2	$0.0249	February 1, 2023	Daily
On January 11, 2023, the Board approved a new management fee schedule and a new side letter expense limit agreement with respect to Emerging Markets Index. Effective January 1, 2023, the management fee is reduced

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 16 — SUBSEQUENT EVENTS (continued)

to 0.38% on all assets and the existing management fee waiver has been eliminated. Effective January 1, 2023 through May 1, 2024, the new side letter expense limits are 0.55% and 0.80% for Class I and Class S, respectively.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.8%
	Brazil: 3.9%
465,800	Ambev SA	$1,281,011	0.2
60,144	Americanas SA	109,927	0.0
60,700	Atacadao Distribuicao Comercio e Industria Ltd.	169,922	0.0
613,307	B3 SA - Brasil Bolsa Balcao	1,534,502	0.2
167,410	Banco Bradesco SA	427,106	0.1
118,900	Banco BTG Pactual SA - Unit	539,129	0.1
86,600	Banco do Brasil S.A.	569,652	0.1
40,600	Banco Santander Brasil SA - Unit	216,774	0.0
71,400	BB Seguridade Participacoes SA	455,873	0.1
72,695 (1)	BRF - Brasil Foods SA	114,004	0.0
129,400	CCR SA	265,185	0.0
115,240	Centrais Eletricas Brasileiras SA	919,344	0.1
34,900	Cia de Saneamento Basico do Estado de Sao Paulo	377,837	0.1
70,000	Cia Siderurgica Nacional S.A.	192,907	0.0
122,700	Cosan SA	397,864	0.1
24,200	CPFL Energia SA	152,174	0.0
21,600	Energisa SA - Unit	180,868	0.0
20,850	Engie Brasil Energia SA	149,590	0.0
101,207	Equatorial Energia SA	517,944	0.1
464,007 (1)(2)	Hapvida Participacoes e Investimentos S/A	446,452	0.1
42,900	Hypera S.A.	367,267	0.1
79,300	JBS SA	330,282	0.1
79,200	Klabin SA - Unit	299,564	0.0
73,103	Localiza Rent a Car SA	736,603	0.1
99,518	Lojas Renner SA	386,028	0.1
322,160 (1)	Magazine Luiza SA	167,189	0.0
94,171	Natura & Co. Holding SA	207,079	0.0
70,800 (1)	Petro Rio SA	498,976	0.1
375,398	Petroleo Brasileiro SA	1,993,685	0.3
107,400	Raia Drogasil SA	482,509	0.1
58,584 (2)	Rede D’Or Sao Luiz SA	328,219	0.0
129,500	Rumo SA	456,460	0.1
95,829	Sendas Distribuidora SA	353,386	0.1
74,044	Suzano SA	676,525	0.1
51,000	Telefonica Brasil SA-VIVT3	370,444	0.1
89,200	TIM SA/Brazil	209,495	0.0
54,621	Totvs S.A.	285,739	0.0
75,700	Ultrapar Participacoes SA	180,800	0.0
385,750	Vale SA	6,493,766	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Brazil (continued)
118,720	Vibra Energia SA	$349,656	0.1
168,408	Weg S.A.	1,228,352	0.2
		25,420,089	3.9
	Chile: 0.4%
4,573,147	Banco de Chile	474,432	0.1
6,255	Banco de Credito e Inversiones SA	179,852	0.0
7,024,960	Banco Santander Chile	281,164	0.1
148,908	Cencosud SA	244,889	0.0
13,895	Cia Cervecerias Unidas SA	92,797	0.0
1,551,351	Cia Sud Americana de Vapores SA	122,535	0.0
117,573	Empresas CMPC SA	196,253	0.0
39,529	Empresas COPEC SA	294,936	0.1
2,172,203	Enel Americas SA	290,651	0.1
2,678,499	Enel Chile SA	123,118	0.0
83,412	Falabella SA	162,251	0.0
		2,462,878	0.4
	China: 31.5%
11,369	360 DigiTech, Inc. ADR	231,473	0.0
57,300	360 Security Technology, Inc. - A Shares	53,831	0.0
16,600	37 Interactive Entertainment Network Technology Group Co. Ltd. - A Shares	43,058	0.0
152,000 (2)	3SBio, Inc.	160,940	0.0
79,000 (1)	AAC Technologies Holdings, Inc.	179,345	0.0
5,824 (1)	Advanced Micro-Fabrication Equipment, Inc. China - A Shares	82,023	0.0
15,500	AECC Aviation Power Co. Ltd. - A Shares	94,163	0.0
481,900	Agricultural Bank of China Ltd. - A Shares	201,642	0.0
2,958,000	Agricultural Bank of China Ltd. - H Shares	1,011,922	0.2
41,344	Aier Eye Hospital Group Co. Ltd. - A Shares	184,332	0.0
224,000 (1)	Air China Ltd. - H Shares	198,830	0.0
1,496,900 (1)	Alibaba Group Holding Ltd.	16,425,354	2.5
476,000 (1)	Alibaba Health Information Technology Ltd.	400,672	0.1
88,700	Aluminum Corp. of China Ltd. - A Shares	56,885	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
420,000	Aluminum Corp. of China Ltd. - H Shares	$177,733	0.0
6,300	Angel Yeast Co. Ltd. - A Shares	40,854	0.0
25,600	Anhui Conch Cement Co., Ltd. - A Shares	100,548	0.0
122,500	Anhui Conch Cement Co., Ltd. - H Shares	426,848	0.1
2,200	Anhui Gujing Distillery Co. Ltd. - A Shares	84,243	0.0
9,100	Anhui Gujing Distillery Co. Ltd. - B Shares	145,668	0.0
4,600	Anhui Kouzi Distillery Co. Ltd. - A Shares	38,084	0.0
5,000	Anhui Yingjia Distillery Co. Ltd. - A Shares	45,020	0.0
2,200	Anjoy Foods Group Co. Ltd. - A Shares	51,204	0.0
121,800	Anta Sports Products Ltd.	1,584,223	0.3
2,380	Asymchem Laboratories Tianjin Co. Ltd. - A Shares	50,583	0.0
7,786	Autohome, Inc. ADR	238,252	0.0
11,900	Avary Holding Shenzhen Co. Ltd. - A Shares	46,915	0.0
28,500	AVIC Electromechanical Systems Co. Ltd. - A Shares	41,146	0.0
4,800 (3)	AVIC Helicopter Co. Ltd. - A Shares	32,045	0.0
60,100	AVIC Industry-Finance Holdings Co. Ltd. - A Shares	28,350	0.0
272,000	AviChina Industry & Technology Co. Ltd. - H Shares	121,970	0.0
221,950 (1)	Baidu, Inc.	3,165,171	0.5
140,300	Bank of Beijing Co. Ltd. - A Shares	86,940	0.0
26,800	Bank of Chengdu Co. Ltd. - A Shares	58,871	0.0
217,400	Bank of China Ltd. - A Shares	98,772	0.0
7,988,000	Bank of China Ltd. - H Shares	2,891,092	0.5
240,600	Bank of Communications Co. Ltd. - A Shares	163,948	0.0
866,000	Bank of Communications Co., Ltd. - H Shares	496,995	0.1
36,726	Bank of Hangzhou Co. Ltd. - A Shares	68,992	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
96,870	Bank of Jiangsu Co. Ltd. - A Shares	$101,459	0.0
63,057	Bank of Nanjing Co. Ltd. - A Shares	94,406	0.0
52,200	Bank of Ningbo Co. Ltd. - A Shares	242,980	0.1
94,100	Bank of Shanghai Co. Ltd. - A Shares	79,950	0.0
143,900	Baoshan Iron & Steel Co. Ltd. - A Shares	115,542	0.0
59,400 (1)	BeiGene Ltd.	1,008,147	0.2
198,000 (1)	Beijing Capital International Airport Co., Ltd. - H Shares	144,457	0.0
3,800	Beijing Easpring Material Technology Co. Ltd. - A Shares	30,766	0.0
30,400	Beijing Enlight Media Co. Ltd. - A Shares	37,827	0.0
54,000	Beijing Enterprises Holdings Ltd.	172,411	0.0
416,000	Beijing Enterprises Water Group Ltd.	106,374	0.0
2,529	Beijing Kingsoft Office Software, Inc. - A Shares	95,904	0.0
11,300	Beijing New Building Materials PLC - A Shares	41,916	0.0
16,200	Beijing Tongrentang Co. Ltd. - A Shares	103,896	0.0
4,400	Beijing United Information Technology Co. Ltd. - A Shares	55,859	0.0
3,595	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. - A Shares	65,373	0.0
18,460 (1)	Bilibili, Inc.	437,576	0.1
1,848	Bloomage Biotechnology Corp. Ltd. - A Shares	35,854	0.0
266,800	BOE Technology Group Co. Ltd. - A Shares	129,398	0.0
358,000	Bosideng International Holdings Ltd.	169,646	0.0
13,636	BYD Co. Ltd. - A Shares	501,151	0.1
80,500	Byd Co., Ltd. - H Shares	1,974,987	0.3
72,000	BYD Electronic International Co. Ltd.	230,087	0.1
12,000	By-health Co. Ltd. - A Shares	39,297	0.0
63,000	C&D International Investment Group Ltd.	182,744	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
40,820	Caitong Securities Co. Ltd. - A Shares	$41,733	0.0
1,116,000 (2)	CGN Power Co. Ltd. - H Shares	265,039	0.1
2,400	Changchun High & New Technology Industry Group, Inc. - A Shares	57,356	0.0
74,200	Changjiang Securities Co. Ltd. - A Shares	56,763	0.0
2,100	Changzhou Xingyu Automotive Lighting Systems Co. Ltd. - A Shares	38,439	0.0
13,100	Chaozhou Three-Circle Group Co. Ltd. - A Shares	57,811	0.0
6,500	Chengxin Lithium Group Co. Ltd. - A Shares	34,885	0.0
20,400	China Baoan Group Co. Ltd. - A Shares	35,386	0.0
927,000	China Cinda Asset Management Co. Ltd. - H Shares	127,923	0.0
928,000	China CITIC Bank Corp. Ltd. - H Shares	410,661	0.1
223,000	China Coal Energy Co. - H Shares	181,064	0.0
268,000	China Communications Services Corp., Ltd. - H Shares	97,507	0.0
164,500	China Conch Venture Holdings Ltd.	356,855	0.1
9,667,000	China Construction Bank - H Shares	6,045,641	0.9
81,300	China Construction Bank Corp. - A Shares	65,812	0.0
23,200	China CSSC Holdings Ltd. - A Shares	74,193	0.0
58,100 (1)	China Eastern Airlines Corp. Ltd. - A Shares	46,143	0.0
179,900	China Energy Engineering Corp. Ltd. - A Shares	59,178	0.0
291,300	China Everbright Bank Co. Ltd. - A Shares	128,526	0.0
324,000	China Everbright Bank Co. Ltd. - H Shares	98,649	0.0
399,000	China Everbright Environment Group Ltd.	177,666	0.0
420,000 (1)	China Evergrande Group	8,654	0.0
365,000 (2)	China Feihe Ltd.	309,030	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
442,500	China Galaxy Securities Co. Ltd. - H Shares	$215,137	0.1
296,600	China Gas Holdings Ltd.	429,851	0.1
23,900	China Greatwall Technology Group Co. Ltd. - A Shares	34,976	0.0
249,500	China Hongqiao Group Ltd.	235,317	0.1
8,100	China International Capital Corp. Ltd. - A Shares	44,309	0.0
155,200 (2)	China International Capital Corp. Ltd. - H Shares	294,658	0.1
604,000	China Jinmao Holdings Group Ltd.	129,224	0.0
29,603	China Jushi Co. Ltd. - A Shares	58,254	0.0
117,000	China Lesso Group Holdings Ltd.	121,359	0.0
17,700	China Life Insurance Co. Ltd. - A Shares	94,341	0.0
733,000	China Life Insurance Co., Ltd. - H Shares	1,251,042	0.2
45,600 (1)(2)	China Literature Ltd.	175,902	0.0
337,000	China Longyuan Power Group Corp. Ltd. - H Shares	409,654	0.1
145,000	China Medical System Holdings Ltd.	226,894	0.1
13,000	China Meheco Co. Ltd. - A Shares	32,221	0.0
62,000	China Meidong Auto Holdings Ltd.	126,613	0.0
314,000	China Mengniu Dairy Co., Ltd.	1,415,862	0.2
144,300	China Merchants Bank Co. Ltd. - A Shares	769,417	0.1
378,880	China Merchants Bank Co., Ltd. - H Shares	2,096,668	0.3
33,200	China Merchants Energy Shipping Co. Ltd. - A Shares	26,608	0.0
143,583	China Merchants Port Holdings Co. Ltd.	209,630	0.0
49,470	China Merchants Securities Co. Ltd. - A Shares	94,424	0.0
48,400	China Merchants Shekou Industrial Zone Holdings Co. Ltd. - A Shares	87,599	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
231,480	China Minsheng Banking Corp. Ltd. - A Shares	$114,836	0.0
640,100	China Minsheng Banking Corp. Ltd. - H Shares	221,190	0.1
390,000	China National Building Material Co., Ltd. - H Shares	318,658	0.1
42,400	China National Chemical Engineering Co. Ltd. - A Shares	48,350	0.0
116,300	China National Nuclear Power Co. Ltd. - A Shares	100,255	0.0
5,700	China National Software & Service Co. Ltd. - A Shares	47,742	0.0
21,100	China Northern Rare Earth Group High-Tech Co. Ltd. - A Shares	75,716	0.0
184,000	China Oilfield Services Ltd. - H Shares	223,643	0.1
379,000	China Overseas Land & Investment Ltd.	991,795	0.2
140,000	China Overseas Property Holdings Ltd.	145,037	0.0
41,903	China Pacific Insurance Group Co. Ltd. - A Shares	147,524	0.0
258,800	China Pacific Insurance Group Co., Ltd. - H Shares	572,288	0.1
189,052	China Petroleum & Chemical Corp. - A Shares	118,445	0.0
2,531,600	China Petroleum & Chemical Corp. - H Shares	1,219,755	0.2
576,000	China Power International Development Ltd. - H Shares	242,546	0.1
134,500	China Railway Group Ltd. - A Shares	107,342	0.0
431,000	China Railway Group Ltd. - H Shares	226,312	0.1
6,000 (1)	China Rare Earth Resources And Technology Co. Ltd. - A Shares	28,305	0.0
162,000	China Resources Beer Holdings Co Ltd.	1,126,804	0.2
272,000	China Resources Cement Holdings Ltd. - H Shares	143,739	0.0
95,100	China Resources Gas Group Ltd.	354,776	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
318,444	China Resources Land Ltd.	$1,448,719	0.2
7,400	China Resources Microelectronics Ltd. - A Shares	55,948	0.0
70,000 (2)	China Resources Mixc Lifestyle Services Ltd.	354,588	0.1
160,000 (2)	China Resources Pharmaceutical Group Ltd.	129,052	0.0
194,000	China Resources Power Holdings Co.	395,313	0.1
6,400	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - A Shares	43,095	0.0
520,000 (1)(4)	China Ruyi Holdings Ltd.	129,646	0.0
37,370	China Shenhua Energy Co. Ltd. - A Shares	148,197	0.0
341,000	China Shenhua Energy Co., Ltd. - H Shares	982,312	0.2
66,600 (1)	China Southern Airlines Co. Ltd. - A Shares	72,638	0.0
210,000 (1)(4)	China Southern Airlines Co. Ltd. - H Shares	136,182	0.0
349,540	China State Construction Engineering Corp. Ltd. - A Shares	272,347	0.1
218,000	China State Construction International Holdings Ltd.	244,087	0.1
150,028	China Taiping Insurance Holdings Co., Ltd.	186,149	0.0
171,700	China Three Gorges Renewables Group Co. Ltd. - A Shares	139,365	0.0
13,503	China Tourism Group Duty Free Corp. Ltd. - A Shares	417,967	0.1
6,000 (1)(2)	China Tourism Group Duty Free Corp. Ltd. - H Shares	175,855	0.0
4,476,000 (2)	China Tower Corp. Ltd. - H Shares	480,306	0.1
290,000	China Traditional Chinese Medicine Holdings Co. Ltd.	131,514	0.0
188,600	China United Network Communications Ltd. - A Shares	121,398	0.0
59,100	China Vanke Co. Ltd. - A Shares	153,914	0.0
169,600	China Vanke Co. Ltd. - H Shares	341,192	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
167,500	China Yangtze Power Co. Ltd. - A Shares	$505,298	0.1
3,400	China Zhenhua Group Science & Technology Co. Ltd. - A Shares	55,782	0.0
294,000	Chinasoft International Ltd.	254,518	0.1
3,300	Chongqing Brewery Co. Ltd. - A Shares	60,375	0.0
47,360	Chongqing Changan Automobile Co. Ltd. - A Shares	83,691	0.0
9,500	Chongqing Zhifei Biological Products Co. Ltd. - A Shares	119,940	0.0
199,800	Chow Tai Fook Jewellery Group Ltd.	406,026	0.1
572,000	CITIC Ltd.	601,419	0.1
75,260	CITIC Securities Co. Ltd. - A Shares	215,049	0.1
209,325	CITIC Securities Co. Ltd. - H Shares	421,577	0.1
109,000	CMOC Group Ltd. - A Shares	71,060	0.0
390,000	CMOC Group Ltd. - H Shares	178,665	0.0
6,208	CNGR Advanced Material Co. Ltd. - A Shares	58,426	0.0
15,700	Contemporary Amperex Technology Co. Ltd. - A Shares	884,661	0.2
20,100 (1)	COSCO SHIPPING Energy Transportation Co. Ltd. - A Shares	34,841	0.0
79,360	COSCO SHIPPING Holdings Co. Ltd. - A Shares	117,177	0.0
312,650	COSCO Shipping Holdings Co., Ltd. - H Shares	317,822	0.1
198,000	COSCO Shipping Ports, Ltd.	157,132	0.0
1,247,133 (4)	Country Garden Holdings Co. Ltd.	420,091	0.1
220,000	Country Garden Services Holdings Co. Ltd. - H Shares	539,691	0.1
123,600	CRRC Corp. Ltd. - A Shares	90,792	0.0
513,000	CRRC Corp. Ltd. - H Shares	206,646	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
26,100	CSC Financial Co. Ltd. - A Shares	$88,963	0.0
891,360	CSPC Pharmaceutical Group Ltd.	927,971	0.2
219,000 (2)	Dali Foods Group Co. Ltd.	99,633	0.0
188,200	Daqin Railway Co. Ltd. - A Shares	180,812	0.0
6,194 (1)	Daqo New Energy Corp. ADR	239,150	0.0
6,332	DaShenLin Pharmaceutical Group Co. Ltd. - A Shares	36,088	0.0
13,800	Dongfang Electric Corp. Ltd. - A Shares	41,622	0.0
320,000	Dongfeng Motor Group Co., Ltd. - H Shares	182,842	0.0
160,000	Dongyue Group Ltd.	175,240	0.0
74,336	East Money Information Co. Ltd. - A Shares	206,658	0.0
2,800	Ecovacs Robotics Co. Ltd. - A Shares	29,241	0.0
78,900	ENN Energy Holdings Ltd.	1,102,079	0.2
11,145	Eve Energy Co. Ltd. - A Shares	140,390	0.0
25,300	Everbright Securities Co. Ltd. - A Shares	53,910	0.0
36,100 (1)	Fangda Carbon New Material Co. Ltd. - A Shares	31,713	0.0
162,000	Far East Horizon Ltd.	126,185	0.0
43,000	First Capital Securities Co. Ltd. - A Shares	34,743	0.0
12,600	Flat Glass Group Co. Ltd. - A Shares	60,318	0.0
44,000	Flat Glass Group Co. Ltd. - H Shares	105,815	0.0
97,600	Focus Media Information Technology Co. Ltd. - A Shares	93,458	0.0
28,508	Foshan Haitian Flavouring & Food Co. Ltd. - A Shares	325,680	0.1
265,968	Fosun International Ltd.	215,880	0.1
69,900	Foxconn Industrial Internet Co. Ltd. - A Shares	92,198	0.0
13,900	Fuyao Glass Industry Group Co. Ltd. - A Shares	69,990	0.0
62,000 (2)	Fuyao Glass Industry Group Co. Ltd. - H Shares	258,880	0.1
10,080	Ganfeng Lithium Co. Ltd. - A Shares	100,514	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
36,640 (2)	Ganfeng Lithium Co. Ltd. - H Shares	$271,624	0.1
2,036,000 (1)	GCL Poly Energy Holdings Ltd.	513,718	0.1
118,400 (1)	GD Power Development Co. Ltd. - A Shares	72,662	0.0
88,900 (1)	GDS Holdings Ltd.	230,196	0.1
604,000	Geely Automobile Holdings Ltd.	872,497	0.2
33,100	GEM Co. Ltd. - A Shares	35,331	0.0
28,500	Gemdale Corp. - A Shares	41,649	0.0
118,000 (1)	Genscript Biotech Corp. - H Shares	372,488	0.1
37,300	GF Securities Co. Ltd. - A Shares	82,889	0.0
120,400	GF Securities Co. Ltd. - H Shares	172,360	0.0
4,260	GigaDevice Semiconductor, Inc. - A Shares	62,684	0.0
1,800 (1)	Ginlong Technologies Co. Ltd. - A Shares	46,520	0.0
22,800	GoerTek, Inc. - A Shares	55,114	0.0
900	GoodWe Technologies Co. Ltd. - A Shares	41,686	0.0
11,400	Gotion High-tech Co. Ltd. - A Shares	47,113	0.0
16,600	Great Wall Motor Co. Ltd. - A Shares	70,526	0.0
299,000	Great Wall Motor Co. Ltd. - H Shares	385,178	0.1
20,100	Gree Electric Appliances, Inc. of Zhuhai - A Shares	93,146	0.0
98,000	Greentown China Holdings Ltd. - H Shares	141,711	0.0
164,000	Greentown Service Group Co. Ltd.	108,124	0.0
10,200	Guangdong Haid Group Co. Ltd. - A Shares	90,594	0.0
302,000	Guangdong Investment Ltd.	308,357	0.1
1,900	Guangdong Kinlong Hardware Products Co. Ltd. - A Shares	28,296	0.0
39,500	Guanghui Energy Co. Ltd. - A Shares	51,255	0.0
32,300	Guangzhou Automobile Group Co. Ltd. - A Shares	51,089	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
313,200	Guangzhou Automobile Group Co. Ltd. - H Shares	$209,753	0.0
11,800	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. - A Shares	50,490	0.0
4,100	Guangzhou Great Power Energy & Technology Co. Ltd. - A Shares	45,861	0.0
3,200	Guangzhou Kingmed Diagnostics Group Co. Ltd. - A Shares	35,937	0.0
4,500	Guangzhou Shiyuan Electronic Technology Co. Ltd. - A Shares	38,156	0.0
11,540	Guangzhou Tinci Materials Technology Co. Ltd. - A Shares	72,628	0.0
46,400	Guosen Securities Co. Ltd. - A Shares	59,184	0.0
51,300	Guotai Junan Securities Co. Ltd. - A Shares	100,114	0.0
40,040	Guoyuan Securities Co. Ltd. - A Shares	36,409	0.0
19,229	H World Group Ltd. ADR	815,694	0.1
413,000 (1)(2)	Haichang Ocean Park Holdings Ltd.	84,305	0.0
117,000 (2)	Haidilao International Holding Ltd.	333,691	0.1
40,100	Haier Smart Home Co. Ltd. - A Shares	140,540	0.0
222,200	Haier Smart Home Co. Ltd. - H Shares	754,165	0.1
69,000	Haitian International Holdings Ltd.	183,901	0.0
65,300	Haitong Securities Co. Ltd. - A Shares	81,543	0.0
314,400	Haitong Securities Co. Ltd. - H Shares	192,825	0.0
8,000	Hangzhou First Applied Material Co. Ltd. - A Shares	76,215	0.0
8,200	Hangzhou Robam Appliances Co. Ltd. - A Shares	32,680	0.0
9,100	Hangzhou Silan Microelectronics Co. Ltd. - A Shares	42,813	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
3,100	Hangzhou Tigermed Consulting Co. Ltd. - A Shares	$46,581	0.0
12,600 (2)	Hangzhou Tigermed Consulting Co. Ltd. - H Shares	144,897	0.0
128,000 (2)	Hansoh Pharmaceutical Group Co. Ltd.	241,808	0.1
23,700	Henan Shenhuo Coal & Power Co. Ltd. - A Shares	50,821	0.0
21,500	Henan Shuanghui Investment & Development Co. Ltd. - A Shares	80,096	0.0
66,500	Hengan International Group Co., Ltd.	352,575	0.1
37,020	Hengli Petrochemical Co. Ltd. - A Shares	82,555	0.0
28,470	Hengyi Petrochemical Co. Ltd. - A Shares	28,727	0.0
106,800	Hesteel Co. Ltd. - A Shares	34,681	0.0
3,300	Hithink RoyalFlush Information Network Co. Ltd. - A Shares	46,701	0.0
3,300	Hoshine Silicon Industry Co. Ltd. - A Shares	39,288	0.0
61,000 (1)(2)	Hua Hong Semiconductor Ltd.	211,378	0.1
85,700	Huadian Power International Corp. Ltd. - A Shares	72,295	0.0
11,140	Huadong Medicine Co. Ltd. - A Shares	74,816	0.0
45,900	Huafon Chemical Co. Ltd. - A Shares	44,795	0.0
11,730	Hualan Biological Engineering, Inc. - A Shares	38,153	0.0
54,800 (1)	Huaneng Power International, Inc. - A Shares	59,841	0.0
430,000 (1)	Huaneng Power International, Inc. - H Shares	202,546	0.0
52,000	Huatai Securities Co. Ltd. - A Shares	95,116	0.0
168,400 (2)	Huatai Securities Co. Ltd. - H Shares	192,062	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
83,600	Huaxia Bank Co. Ltd. - A Shares	$62,379	0.0
14,600	Huaxin Cement Co. Ltd. - A Shares	31,052	0.0
24,300	Huayu Automotive Systems Co. Ltd. - A Shares	60,388	0.0
6,800	Hubei Xingfa Chemicals Group Co. Ltd. - A Shares	28,282	0.0
3,100	Huizhou Desay Sv Automotive Co. Ltd. - A Shares	46,873	0.0
15,100	Humanwell Healthcare Group Co. Ltd. - A Shares	51,733	0.0
11,063	Hundsun Technologies, Inc. - A Shares	64,164	0.0
36,400 (1)(2)(4)	Hygeia Healthcare Holdings Co. Ltd.	259,705	0.1
15,500	Iflytek Co. Ltd. - A Shares	72,982	0.0
1,127	Imeik Technology Development Co. Ltd. - A Shares	91,581	0.0
5,564,000	Industrial & Commercial Bank of China - H Shares	2,853,718	0.5
546,300	Industrial & Commercial Bank of China Ltd. - A Shares	340,866	0.1
160,700	Industrial Bank Co. Ltd. - A Shares	405,841	0.1
59,020	Industrial Securities Co. Ltd. - A Shares - A Shares	48,608	0.0
3,000	Ingenic Semiconductor Co. Ltd. - A Shares	30,366	0.0
267,000	Inner Mongolia BaoTou Steel Union Co. Ltd. - A Shares	73,633	0.0
72,100	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. - A Shares	41,276	0.0
37,200	Inner Mongolia Yili Industrial Group Co. Ltd. - A Shares	165,415	0.0
145,300	Inner Mongolia Yitai Coal Co. - A Shares	191,573	0.0
25,400	Inner Mongolia Yuan Xing Energy Co. Ltd. - A Shares	28,577	0.0
103,500 (1)(2)	Innovent Biologics, Inc.	440,507	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
14,268	Inspur Electronic Information Industry Co. Ltd. - A Shares	$44,072	0.0
36,387 (1)	iQIYI, Inc. ADR	192,851	0.0
13,160	JA Solar Technology Co. Ltd. - A Shares	113,371	0.0
5,590	Jason Furniture Hangzhou Co. Ltd. - A Shares	34,190	0.0
13,800	JCET Group Co. Ltd. - A Shares	45,671	0.0
112,300 (1)(2)	JD Health International, Inc. - H Shares	1,014,075	0.2
217,759	JD.com, Inc. - Class A	6,079,100	1.0
18,300	Jiangsu Eastern Shenghong Co. Ltd. - A Shares	34,195	0.0
130,000	Jiangsu Expressway Co. Ltd. - H Shares	118,339	0.0
8,320	Jiangsu Hengli Hydraulic Co. Ltd. - A Shares	75,444	0.0
36,777	Jiangsu Hengrui Pharmaceuticals Co. Ltd. - A Shares	203,367	0.0
7,700	Jiangsu King’s Luck Brewery JSC Ltd. - A Shares	56,239	0.0
8,576	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - A Shares	197,210	0.0
8,500	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. - A Shares	38,879	0.0
22,500	Jiangsu Zhongtian Technology Co. Ltd. - A Shares	52,213	0.0
142,000	Jiangxi Copper Co., Ltd. - H Shares	208,479	0.0
10,100 (1)	Jiangxi Special Electric Motor Co. Ltd. - A Shares	25,290	0.0
2,300	JiuGui Liquor Co. Ltd. - A Shares	45,475	0.0
78,000 (2)(4)	Jiumaojiu International Holdings Ltd.	206,791	0.0
3,360	Joinn Laboratories China Co. Ltd. - A Shares	28,129	0.0
4,926	JOYY, Inc. ADR	155,612	0.0
5,200	Juewei Food Co. Ltd. - A Shares	45,647	0.0
18,461 (1)	Kanzhun Ltd. ADR	376,051	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
67,245 (1)	KE Holdings, Inc. ADR	$938,740	0.2
24,600	Keda Industrial Group Co. Ltd. - A Shares	50,145	0.0
70,000	Kingboard Holdings Ltd.	221,979	0.1
100,000	Kingboard Laminates Holdings Ltd.	109,586	0.0
261,000 (1)	Kingdee International Software Group Co., Ltd.	553,867	0.1
98,800	Kingsoft Corp. Ltd.	327,429	0.1
41,500 (1)(2)	Koolearn Technology Holding Ltd.	276,479	0.1
178,300 (1)(2)	Kuaishou Technology	1,602,787	0.3
14,400	Kuang-Chi Technologies Co. Ltd. - A Shares	35,248	0.0
408,000	Kunlun Energy Co. Ltd.	290,069	0.1
7,900	Kweichow Moutai Co. Ltd. - A Shares (Nth SSE-SEHK)	1,954,272	0.3
17,100	LB Group Co. Ltd. - A Shares	46,399	0.0
5,022 (1)	Legend Biotech Corp. ADR	250,698	0.0
724,000	Lenovo Group Ltd.	589,696	0.1
34,800	Lens Technology Co. Ltd. - A Shares	52,616	0.0
14,200	Lepu Medical Technology Beijing Co. Ltd. - A Shares	46,836	0.0
37,471 (1)(4)	Li Auto, Inc. ADR	764,409	0.1
38,432 (1)	Li Auto, Inc.	371,588	0.1
237,000	Li Ning Co. Ltd.	2,037,964	0.3
63,400 (1)	Lingyi iTech Guangdong Co. - A Shres - A Shares	41,367	0.0
189,000 (2)(4)	Longfor Group Holdings Ltd.	581,585	0.1
54,344	LONGi Green Energy Technology Co. Ltd. - A Shares	329,074	0.1
76,946	Lufax Holding Ltd. ADR	149,275	0.0
55,666	Luxshare Precision Industry Co. Ltd. - A Shares	253,631	0.1
8,400	Luzhou Laojiao Co. Ltd. - A Shares	269,929	0.1
14,290	Mango Excellent Media Co. Ltd. - A Shares	61,544	0.0
3,136	Maxscend Microelectronics Co. Ltd. - A Shares	51,505	0.0
445,100 (1)(2)	Meituan Class B	9,861,562	1.5
114,500	Metallurgical Corp. of China Ltd. - A Shares	52,253	0.0
66,700 (1)(4)	Microport Scientific Corp.	174,025	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
12,900	Ming Yang Smart Energy Group Ltd. - A Shares	$46,788	0.0
82,000	Minth Group Ltd.	221,333	0.1
6,740	Montage Technology Co. Ltd. - A Shares	60,636	0.0
30,012	Muyuan Foods Co. Ltd. - A Shares	209,962	0.0
11,424	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd. - A Shares	29,605	0.0
37,784	NARI Technology Co. Ltd. - A Shares	132,047	0.0
3,000	NAURA Technology Group Co. Ltd. - A Shares	97,082	0.0
198,300	NetEase, Inc.	2,876,146	0.5
14,600	New China Life Insurance Co. Ltd. - A Shares	62,965	0.0
94,000	New China Life Insurance Co. Ltd. - H Shares	228,860	0.1
28,500 (1)	New Hope Liuhe Co. Ltd. - A Shares	52,821	0.0
153,700 (1)	New Oriental Education & Technology Group, Inc.	541,802	0.1
171,000	Nine Dragons Paper Holdings Ltd.	155,463	0.0
9,300	Ninestar Corp. - A Shares	69,340	0.0
1,200	Ningbo Deye Technology Co. Ltd. - A Shares	57,084	0.0
4,800	Ningbo Orient Wires & Cables Co. Ltd. - A Shares	46,666	0.0
2,904	Ningbo Ronbay New Energy Technology Co. Ltd. - A Shares	28,578	0.0
16,893	Ningbo Shanshan Co. Ltd. - A Shares	44,105	0.0
6,900	Ningbo Tuopu Group Co. Ltd. - A Shares	58,018	0.0
38,700	Ningxia Baofeng Energy Group Co. Ltd. - A Shares	67,043	0.0
138,739 (1)	NIO, Inc. ADR	1,352,705	0.2
174,400 (2)	Nongfu Spring Co. Ltd. - H Shares	982,183	0.2
61,400	Offshore Oil Engineering Co. Ltd. - A Shares	53,496	0.0
3,520	Oppein Home Group, Inc. - A Shares	61,335	0.0
13,500	Orient Overseas International Ltd.	243,317	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
44,920	Orient Securities Co. Ltd./China - A Shares	$57,627	0.0
6,380	Ovctek China, Inc. - A Shares	32,711	0.0
45,000 (1)	Pangang Group Vanadium Titanium & Resources Co. Ltd. - A Shares	30,516	0.0
974,000	Peoples Insurance Co. Group of China Ltd. - H Shares	322,214	0.1
136,600	PetroChina Co. Ltd. - A Shares	97,682	0.0
2,086,000	PetroChina Co., Ltd. - H Shares	952,871	0.2
7,050	Pharmaron Beijing Co. Ltd. - A Shares	68,831	0.0
20,850 (2)	Pharmaron Beijing Co. Ltd. - H Shares	143,267	0.0
691,244	PICC Property & Casualty Co., Ltd. - H Shares	653,568	0.1
51,123 (1)	Pinduoduo, Inc. ADR	4,169,081	0.6
111,900	Ping An Bank Co. Ltd. - A Shares	211,225	0.1
54,600 (1)(2)(4)	Ping An Healthcare and Technology Co. Ltd.	147,382	0.0
64,100	Ping An Insurance Group Co. of China Ltd. - A Shares	431,482	0.1
638,000	Ping An Insurance Group Co. of China Ltd. - H Shares	4,191,498	0.7
30,700	Pingdingshan Tianan Coal Mining Co. Ltd. - A Shares	47,583	0.0
67,100	Poly Developments and Holdings Group Co. Ltd. - A Shares	145,429	0.0
61,000 (2)(4)	Pop Mart International Group Ltd.	153,541	0.0
163,500	Postal Savings Bank of China Co. Ltd. - A Shares	108,511	0.0
803,000 (2)	Postal Savings Bank of China Co. Ltd. - H Shares	496,909	0.1
89,600	Power Construction Corp. of China Ltd. - A Shares	90,958	0.0
1,300	Proya Cosmetics Co. Ltd. - A Shares	31,288	0.0
900	Pylon Technologies Co. Ltd. - A Shares	40,785	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
28,600 (1)	Qinghai Salt Lake Industry Co. Ltd. - A Shares	$93,058	0.0
59,550	Rongsheng Petrochemical Co. Ltd. - A Shares	105,203	0.0
48,500	SAIC Motor Corp. Ltd. - A Shares	100,350	0.0
2,500	Sangfor Technologies, Inc. - A Shares	40,489	0.0
123,000	Sany Heavy Equipment International Holdings Co. Ltd.	125,828	0.0
51,200	Sany Heavy Industry Co. Ltd. - A Shares	115,918	0.0
24,955	Satellite Chemical Co. Ltd. - A Shares	55,509	0.0
13,400 (1)	Seazen Holdings Co. Ltd. - A Shares	39,261	0.0
27,800	SF Holding Co. Ltd. - A Shares	230,392	0.1
2,300	SG Micro Corp. - A Shares	56,984	0.0
75,400	Shaanxi Coal Industry Co. Ltd. - A Shares	201,258	0.0
12,800	Shan Xi Hua Yang Group New Energy Co. Ltd. - A Shares	26,145	0.0
20,964	Shandong Gold Mining Co. Ltd. - A Shares	57,614	0.0
81,500 (2)	Shandong Gold Mining Co. Ltd. - H Shares	150,602	0.0
14,710	Shandong Hualu Hengsheng Chemical Co. Ltd. - A Shares	70,030	0.0
11,200	Shandong Linglong Tyre Co. Ltd. - A Shares	32,918	0.0
88,030	Shandong Nanshan Aluminum Co. Ltd. - A Shares	41,282	0.0
253,600	Shandong Weigao Group Medical Polymer Co., Ltd. - H Shares	414,375	0.1
9,747	Shanghai Baosight Software Co. Ltd. - A Shares	62,691	0.0
48,780	Shanghai Baosight Software Co., Ltd. - Class B	150,777	0.0
88,800	Shanghai Construction Group Co. Ltd. - A Shares	33,192	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
97,400 (1)	Shanghai Electric Group Co. Ltd. - A Shares	$55,087	0.0
11,200	Shanghai Fosun Pharmaceutical Group Co. Ltd. - A Shares	56,702	0.0
54,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. - H Shares	172,125	0.0
6,900	Shanghai Fudan Microelectronics Group Co. Ltd. - A Shares	69,090	0.0
25,000	Shanghai Fudan Microelectronics Group Co. Ltd. - H Shares	94,223	0.0
8,000 (1)	Shanghai International Airport Co. Ltd. - A Shares	66,274	0.0
71,200	Shanghai International Port Group Co. Ltd. - A Shares	54,647	0.0
5,700	Shanghai Jinjiang International Hotels Co. Ltd. - A Shares	47,709	0.0
4,800 (1)	Shanghai Junshi Biosciences Co. Ltd. - A Shares	43,072	0.0
215,533	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - B Shares	173,858	0.0
5,800	Shanghai M&G Stationery, Inc. - A Shares	45,764	0.0
107,100	Shanghai Pharmaceuticals Holding Co. Ltd. - H Shares	177,802	0.0
169,300	Shanghai Pudong Development Bank Co. Ltd. - A Shares	177,057	0.0
9,180	Shanghai Putailai New Energy Technology Co. Ltd. - A Shares	68,420	0.0
62,200	Shanghai RAAS Blood Products Co. Ltd. - A Shares	56,693	0.0
28,064	Shanghai Yuyuan Tourist Mart Group Co. Ltd. - A Shares	30,663	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
23,200	Shanxi Coking Coal Energy Group Co. Ltd. - A Shares	$38,809	0.0
18,050	Shanxi Lu’an Environmental Energy Development Co. Ltd. - A Shares	43,627	0.0
26,700	Shanxi Meijin Energy Co. Ltd. - A Shares	34,567	0.0
43,520	Shanxi Securities Co. Ltd. - A Shares	33,110	0.0
50,200	Shanxi Taigang Stainless Steel Co. Ltd. - A Shares	31,166	0.0
8,580	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. - A Shares	350,611	0.1
16,100	Shenghe Resources Holding Co. Ltd. - A Shares	32,299	0.0
20,000	Shengyi Technology Co. Ltd. - A Shares	41,379	0.0
4,320	Shennan Circuits Co. Ltd. - A Shares	44,756	0.0
148,200	Shenwan Hongyuan Group Co. Ltd. - A Shares	84,750	0.0
5,760	Shenzhen Capchem Technology Co. Ltd. - A Shares	35,964	0.0
1,100	Shenzhen Dynanonic Co. Ltd. - A Shares	36,279	0.0
15,900	Shenzhen Inovance Technology Co. Ltd. - A Shares	158,648	0.0
131,980	Shenzhen International Holdings Ltd.	129,188	0.0
8,160	Shenzhen Kangtai Biological Products Co. Ltd. - A Shares	36,915	0.0
8,400	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - A Shares	380,921	0.1
63,400	Shenzhen Overseas Chinese Town Co. Ltd. - A Shares	48,420	0.0
1,900	Shenzhen SC New Energy Technology Corp. - A Shares	31,070	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
4,400	Shenzhen Transsion Holdings Co. Ltd. - A Shares	$50,256	0.0
81,600	Shenzhou International Group Holdings Ltd.	909,992	0.2
9,360	Shijiazhuang Yiling Pharmaceutical Co. Ltd. - A Shares	40,269	0.0
150,500 (1)(3)(4)	Shimao Group Holdings Ltd.	38,351	0.0
26,500	Sichuan Chuantou Energy Co. Ltd. - A Shares	46,654	0.0
8,300	Sichuan Kelun Pharmaceutical Co. Ltd. - A Shares	31,727	0.0
32,100	Sichuan Road and Bridge Group Co. Ltd. - A Shares	51,265	0.0
3,300	Sichuan Swellfun Co. Ltd. - A Shares	39,974	0.0
32,000	Silergy Corp.	451,997	0.1
1,038,250	Sino Biopharmaceutical Ltd.	604,594	0.1
13,000	Sinoma Science & Technology Co. Ltd. - A Shares	39,966	0.0
3,120	Sinomine Resource Group Co. Ltd. - A Shares	29,852	0.0
138,800	Sinopharm Group Co. - H Shares	351,319	0.1
2,485 (1)	Skshu Paint Co. Ltd. - A Shares	40,552	0.0
185,000 (2)(4)	Smoore International Holdings Ltd.	283,777	0.1
18,540	Songcheng Performance Development Co. Ltd. - A Shares	38,901	0.0
1,100	StarPower Semiconductor Ltd. - A Shares	52,035	0.0
376,000 (1)(3)	Sunac China Holdings Ltd.	99,281	0.0
8,600	Sungrow Power Supply Co. Ltd. - A Shares	137,997	0.0
71,100	Sunny Optical Technology Group Co. Ltd.	838,545	0.1
12,200	Sunwoda Electronic Co. Ltd. - A Shares	37,011	0.0
10,600 (1)(4)	Super Hi International Holding Ltd.	13,499	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
8,200	Suzhou Dongshan Precision Manufacturing Co. Ltd. - A Shares	$29,140	0.0
780	Suzhou Maxwell Technologies Co. Ltd. - A Shares	46,099	0.0
4,300	Suzhou TA&A Ultra Clean Technology Co. Ltd. - A Shares	34,482	0.0
45,587 (1)	TAL Education Group ADR	321,389	0.1
25,400	TBEA Co. Ltd. - A Shares	73,133	0.0
110,500	TCL Technology Group Corp. - A Shares	58,944	0.0
19,500	TCL Zhonghuan Renewable Energy Technology Co. Ltd. - A Shares	105,248	0.0
630,800	Tencent Holdings Ltd.	26,746,150	4.1
71,222 (1)	Tencent Music Entertainment Group ADR	589,718	0.1
2,700	Thunder Software Technology Co. Ltd. - A Shares	38,856	0.0
8,100 (1)	Tianqi Lithium Corp. - A Shares	91,863	0.0
24,700	Tianshan Aluminum Group Co. Ltd. - A Shares	27,351	0.0
25,700	Tianshui Huatian Technology Co. Ltd. - A Shares	30,636	0.0
9,700 (1)	Tibet Summit Resources Co. Ltd. - A Shares	31,911	0.0
202,000	Tingyi Cayman Islands Holding Corp.	356,334	0.1
14,300	Titan Wind Energy Suzhou Co. Ltd. - A Shares	31,008	0.0
128,800 (1)	Tongcheng Travel Holdings Ltd.	307,646	0.1
17,900	Tongkun Group Co. Ltd. - A Shares	37,095	0.0
82,700	Tongling Nonferrous Metals Group Co. Ltd. - A Shares	36,968	0.0
26,800	Tongwei Co. Ltd. - A Shares	148,328	0.0
2,000 (1)	Topchoice Medical Corp. - A Shares	43,816	0.0
207,000 (2)	Topsports International Holdings Ltd. - H Shares	163,091	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
98,000	Travelsky Technology Ltd. - H Shares	$205,962	0.0
12,594	Trina Solar Co. Ltd. - A Shares	115,083	0.0
55,013 (1)	Trip.com Group Ltd. ADR	1,892,447	0.3
4,500	Tsingtao Brewery Co. Ltd. - A Shares	69,430	0.0
62,000	Tsingtao Brewery Co., Ltd. - H Shares	610,520	0.1
8,059	Unigroup Guoxin Microelectronics Co. Ltd. - A Shares	152,408	0.0
137,000	Uni-President China Holdings Ltd.	136,745	0.0
22,900	Unisplendour Corp. Ltd. - A Shares	64,185	0.0
38,000	Vinda International Holdings Ltd.	111,540	0.0
42,030 (1)	Vipshop Holdings Ltd. ADR	573,289	0.1
10,540	Walvax Biotechnology Co. Ltd. - A Shares	60,739	0.0
24,800	Wanhua Chemical Group Co. Ltd. - A Shares	329,731	0.1
490,000	Want Want China Holdings Ltd.	326,515	0.1
7,825 (1)	Weibo Corp. ADR	149,614	0.0
42,100	Weichai Power Co. Ltd. - A Shares	61,452	0.0
198,000	Weichai Power Co. Ltd. - H Shares	261,793	0.1
40,920	Wens Foodstuffs Group Co. Ltd. - A Shares	115,417	0.0
47,500	Western Securities Co. Ltd. - A Shares	41,538	0.0
3,223	Western Superconducting Technologies Co. Ltd. - A Shares	43,878	0.0
11,100	Westone Information Industry, Inc. - A Shares	48,626	0.0
6,660	Will Semiconductor Co. Ltd. Shanghai - A Shares	73,708	0.0
8,100	Wingtech Technology Co. Ltd. - A Shares	61,023	0.0
24,676	Wuhan Guide Infrared Co. Ltd. - A Shares	38,970	0.0
26,200	Wuliangye Yibin Co. Ltd. - A Shares	678,293	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
15,530	WUS Printed Circuit Kunshan Co. Ltd. - A Shares	$26,554	0.0
15,076	WuXi AppTec Co. Ltd. - A Shares	174,768	0.0
35,941 (2)	WuXi AppTec Co. Ltd. - H Shares	377,111	0.1
366,500 (1)(2)	Wuxi Biologics Cayman, Inc.	2,775,838	0.4
2,300	Wuxi Shangji Automation Co. Ltd. - A Shares	34,890	0.0
66,700	XCMG Construction Machinery Co. Ltd. - A Shares	48,575	0.0
33,500	Xiamen C & D, Inc. - A Shares	65,513	0.0
1,400	Xiamen Faratronic Co. Ltd. - A Shares	32,159	0.0
1,527,200 (1)(2)	Xiaomi Corp. - B Shares	2,119,925	0.3
20,700	Xinjiang Goldwind Science & Technology Co. Ltd. - A Shares	32,673	0.0
66,052	Xinjiang Goldwind Science & Technology Co. Ltd. - H Shares	58,552	0.0
488,000	Xinyi Solar Holdings Ltd.	536,969	0.1
81,400 (1)(4)	XPeng, Inc.	401,115	0.1
144,500 (4)	Xtep International Holdings Ltd.	159,921	0.0
132,000 (2)	Yadea Group Holdings Ltd.	219,777	0.1
3,500	Yangzhou Yangjie Electronic Technology Co. Ltd. - A Shares	26,444	0.0
15,100	Yankuang Energy Group Co. Ltd. - A Shares	72,791	0.0
154,000	Yankuang Energy Group Co. Ltd. - H Shares	468,413	0.1
8,100	Yantai Jereh Oilfield Services Group Co. Ltd. - A Shares	32,482	0.0
6,400	Yealink Network Technology Corp. Ltd. - A Shares	55,730	0.0
8,700	Yifeng Pharmacy Chain Co. Ltd. - A Shares	79,924	0.0
49,000	Yihai International Holding Ltd.	172,352	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
9,100	Yihai Kerry Arawana Holdings Co. Ltd. - A Shares	$56,910	0.0
17,120	Yintai Gold Co. Ltd. - A Shares	27,077	0.0
4,300	YongXing Special Materials Technology Co. Ltd. - A Shares	56,865	0.0
21,918	Yonyou Network Technology Co. Ltd. - A Shares	75,974	0.0
1,800 (1)	Youngy Co. Ltd. - A Shares	25,244	0.0
21,300	YTO Express Group Co. Ltd. - A Shares	61,457	0.0
148,200	Yuexiu Property Co. Ltd.	178,797	0.0
42,062	Yum China Holdings, Inc.	2,298,688	0.4
19,554	Yunda Holding Co. Ltd. - A Shares	40,347	0.0
24,400	Yunnan Aluminium Co. Ltd. - A Shares	38,883	0.0
12,600	Yunnan Baiyao Group Co. Ltd. - A Shares	98,385	0.0
1,800	Yunnan Botanee Bio-Technology Group Co. Ltd. - A Shares	38,533	0.0
5,100	Yunnan Energy New Material Co. Ltd. - A Shares	96,143	0.0
9,400 (1)	Yunnan Yuntianhua Co. Ltd. - A Shares	28,346	0.0
9,013 (1)	Zai Lab Ltd. ADR	276,699	0.1
18,800	Zangge Mining Co. Ltd. - A Shares	70,044	0.0
3,600	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. - A Shares	148,987	0.0
122,000 (1)	Zhaojin Mining Industry Co. Ltd. - H Shares	134,860	0.0
69,080 (1)	Zhejiang Century Huatong Group Co. Ltd. - A Shares	37,769	0.0
14,900	Zhejiang Chint Electrics Co. Ltd. - A Shares	59,222	0.0
25,500	Zhejiang Dahua Technology Co. Ltd. - A Shares	41,377	0.0
142,000	Zhejiang Expressway Co., Ltd. - H Shares	109,188	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
12,960	Zhejiang Huahai Pharmaceutical Co. Ltd. - A Shares	$40,822	0.0
9,120	Zhejiang Huayou Cobalt Co. Ltd. - A Shares	72,654	0.0
13,100	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. - A Shares	119,646	0.0
22,112	Zhejiang NHU Co. Ltd. - A Shares	59,597	0.0
4,400	Zhejiang Supor Co. Ltd. - A Shares	31,231	0.0
12,700	Zhejiang Weixing New Building Materials Co. Ltd. - A Shares	38,857	0.0
34,800	Zheshang Securities Co. Ltd. - A Shares	49,595	0.0
77,500 (1)(2)(4)	ZhongAn Online P&C Insurance Co. Ltd. - H Shares	211,069	0.0
7,700	Zhongji Innolight Co. Ltd. - A Shares	29,884	0.0
63,000	Zhongsheng Group Holdings Ltd.	322,692	0.1
47,100	Zhongtai Securities Co. Ltd. - A Shares	43,352	0.0
62,200	Zhuzhou CRRC Times Electric Co., Ltd. - H Shares	307,214	0.1
20,480	Zhuzhou Kibing Group Co. Ltd. - A Shares	33,461	0.0
130,100	Zijin Mining Group Co. Ltd. - A Shares	185,954	0.0
568,000	Zijin Mining Group Co., Ltd. - H Shares	763,388	0.1
52,000	Zoomlion Heavy Industry Science and Technology Co. Ltd. - A Shares	40,643	0.0
26,500	ZTE Corp. - A Shares	98,271	0.0
80,640	ZTE Corp. - H Shares	177,156	0.0
42,418	ZTO Express Cayman, Inc. ADR	1,139,772	0.2
		205,144,856	31.5
	Colombia: 0.1%
26,356	Bancolombia SA	231,050	0.1
44,771	Interconexion Electrica SA ESP	193,934	0.0
		424,984	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Czech Republic: 0.1%
16,039	CEZ AS	$546,488	0.1
8,221	Komercni Banka AS	237,570	0.0
39,727 (2)	Moneta Money Bank AS	133,615	0.0
		917,673	0.1
	Egypt: 0.1%
255,867	Commercial International Bank Egypt SAE	429,758	0.1
105,606	Eastern Co. SAE	61,131	0.0
92,248 (1)	Egyptian Financial Group-Hermes Holding	66,629	0.0
		557,518	0.1
	Greece: 0.3%
237,179 (1)	Alpha Services and Holdings SA	253,841	0.0
271,870 (1)	Eurobank Ergasias Services and Holdings SA	306,223	0.1
4,349 (1)(3)	FF Group	—	—
21,606	Hellenic Telecommunications Organization SA	337,465	0.1
12,156	Jumbo SA	208,486	0.0
8,603	Mytilineos SA	186,905	0.0
57,460 (1)	National Bank of Greece SA	230,419	0.0
19,709	OPAP S.A.	278,837	0.1
21,110 (1)	Public Power Corp.	148,168	0.0
4,454	Terna Energy SA	97,266	0.0
		2,047,610	0.3
	Hungary: 0.2%
43,074	MOL Hungarian Oil & Gas PLC	300,194	0.0
21,789	OTP Bank Nyrt	592,031	0.1
14,804	Richter Gedeon Nyrt	328,731	0.1
		1,220,956	0.2
	India: 14.1%
5,255	ABB India Ltd.	170,356	0.0
8,260	ACC Ltd.	243,375	0.0
28,691	Adani Enterprises Ltd.	1,336,056	0.2
31,792 (1)	Adani Green Energy Ltd.	740,697	0.1
52,309	Adani Ports & Special Economic Zone, Ltd.	516,343	0.1
79,708 (1)	Adani Power Ltd.	287,446	0.0
27,745	Adani Total Gas Ltd.	1,237,201	0.2
27,925 (1)	Adani Transmissions Ltd.	872,005	0.1
61,875	Ambuja Cements Ltd.	391,340	0.1
10,015	Apollo Hospitals Enterprise Ltd.	541,192	0.1
38,403	Asian Paints Ltd.	1,427,677	0.2

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
18,436 (2)	AU Small Finance Bank Ltd.	$145,625	0.0
29,429	Aurobindo Pharma Ltd.	155,836	0.0
16,141 (1)(2)	Avenue Supermarts Ltd.	792,547	0.1
229,107	Axis Bank Ltd.	2,578,288	0.4
7,376	Bajaj Auto Ltd.	321,624	0.1
27,093	Bajaj Finance Ltd.	2,146,166	0.3
37,815	Bajaj Finserv Ltd.	705,811	0.1
2,534	Bajaj Holdings and Investment Ltd.	175,631	0.0
8,158	Balkrishna Industries Ltd.	209,747	0.0
71,082 (1)(2)	Bandhan Bank Ltd.	200,613	0.0
26,975	Berger Paints India Ltd.	188,947	0.0
369,026	Bharat Electronics Ltd.	445,269	0.1
27,290	Bharat Forge Ltd.	289,562	0.0
88,560	Bharat Petroleum Corp. Ltd.	353,031	0.1
221,981	Bharti Airtel Ltd.	2,158,791	0.3
46,439	Biocon Ltd.	146,754	0.0
10,780	Britannia Industries Ltd.	560,754	0.1
41,706	Cholamandalam Investment and Finance Co. Ltd.	363,728	0.1
48,690	Cipla Ltd.	632,592	0.1
156,083	Coal India Ltd.	424,616	0.1
12,619	Colgate-Palmolive India Ltd.	234,027	0.0
29,212	Container Corp. Of India Ltd.	260,457	0.0
61,878	Dabur India Ltd.	419,231	0.1
13,471	Divis Laboratories Ltd.	554,854	0.1
65,079	DLF Ltd.	294,263	0.0
11,665	Dr Reddys Laboratories Ltd.	596,594	0.1
13,931	Eicher Motors Ltd.	541,765	0.1
247,806	GAIL India Ltd.	287,764	0.0
40,888 (1)	Godrej Consumer Products Ltd.	431,398	0.1
13,468 (1)	Godrej Properties Ltd.	199,068	0.0
27,145	Grasim Industries Ltd.	563,476	0.1
26,012	Havells India Ltd.	345,146	0.1
107,621	HCL Technologies Ltd.	1,349,663	0.2
95,903 (2)	HDFC Life Insurance Co., Ltd.	655,102	0.1
11,415	Hero Motocorp Ltd.	377,177	0.1
134,398	Hindalco Industries Ltd.	768,343	0.1
67,082	Hindustan Petroleum Corp. Ltd.	190,170	0.0
81,998	Hindustan Unilever Ltd.	2,533,201	0.4
173,215	Housing Development Finance Corp.	5,506,672	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
519,527	ICICI Bank Ltd.	$5,587,917	0.9
25,035 (2)	ICICI Lombard General Insurance Co. Ltd.	373,792	0.1
39,300 (2)	ICICI Prudential Life Insurance Co. Ltd.	213,804	0.0
79,789	Indian Hotels Co. Ltd.	306,941	0.1
288,284	Indian Oil Corp. Ltd.	266,281	0.0
25,844	Indian Railway Catering & Tourism Corp. Ltd.	199,257	0.0
34,388	Indraprastha Gas Ltd.	171,896	0.0
72,426	Indus Towers Ltd.	166,290	0.0
7,219	Info Edge India Ltd.	342,770	0.1
338,854	Infosys Ltd.	6,177,749	1.0
9,775 (1)(2)	InterGlobe Aviation Ltd.	236,539	0.0
296,884	ITC Ltd.	1,188,353	0.2
43,340	Jindal Steel & Power Ltd.	303,982	0.0
72,657	JSW Steel Ltd.	673,556	0.1
41,762	Jubilant Foodworks Ltd.	257,475	0.0
55,771	Kotak Mahindra Bank Ltd.	1,227,035	0.2
67,599	Larsen & Toubro Ltd.	1,699,056	0.3
9,525 (2)	LTIMindtree Ltd	502,089	0.1
21,964	Lupin Ltd.	194,572	0.0
87,424	Mahindra & Mahindra Ltd.	1,316,145	0.2
53,984	Marico Ltd.	332,202	0.1
12,189	Maruti Suzuki India Ltd.	1,233,106	0.2
9,321	Mphasis Ltd.	222,008	0.0
205	MRF Ltd.	219,106	0.0
12,647	Muthoot Finance Ltd.	162,321	0.0
3,315	Nestle India Ltd.	784,184	0.1
381,746	NTPC Ltd.	767,723	0.1
253,212	Oil & Natural Gas Corp., Ltd.	450,737	0.1
632	Page Industries Ltd.	326,698	0.1
78,929	Petronet LNG Ltd.	205,293	0.0
8,016	PI Industries Ltd.	331,052	0.1
15,516	Pidilite Industries Ltd.	477,311	0.1
307,772	Power Grid Corp. of India Ltd.	793,500	0.1
306,777	Reliance Industries Ltd.	9,418,242	1.5
213,713	Samvardhana Motherson International Ltd.	191,362	0.0
25,092	SBI Cards & Payment Services Ltd.	240,946	0.0
44,895 (2)	SBI Life Insurance Co. Ltd.	666,334	0.1
1,142	Shree Cement Ltd.	320,808	0.1
24,779	Shriram Finance Ltd.	411,337	0.1
7,670	Siemens, Ltd.	261,517	0.0
15,128	SRF Ltd.	417,685	0.1
179,031	State Bank of India	1,323,931	0.2
95,034	Sun Pharmaceutical Industries Ltd.	1,149,246	0.2

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
91,673	Tata Consultancy Services Ltd.	$3,605,235	0.6
55,323	Tata Consumer Products Ltd.	512,012	0.1
3,585	Tata Elxsi Ltd.	272,085	0.0
165,106 (1)	Tata Motors Ltd.	773,148	0.1
145,895	Tata Power Co. Ltd.	365,566	0.1
728,683	Tata Steel Ltd.	992,472	0.2
57,733	Tech Mahindra Ltd.	708,021	0.1
34,999	Titan Co., Ltd.	1,098,139	0.2
10,982	Torrent Pharmaceuticals Ltd.	205,307	0.0
18,779	Trent Ltd.	306,384	0.1
10,633	Tube Investments of India Ltd.	356,632	0.1
21,111	TVS Motor Co. Ltd.	276,466	0.0
9,821	Ultratech Cement Ltd.	824,103	0.1
30,128 (1)	United Spirits Ltd.	319,170	0.1
49,899	UPL Ltd.	430,965	0.1
22,697	Varun Beverages Ltd.	362,216	0.1
78,615	Vedanta Ltd.	292,598	0.0
133,497	Wipro Ltd.	633,283	0.1
1,166,196 (1)	Yes Bank Ltd.	290,130	0.0
297,924 (1)	Zomato Ltd.	213,576	0.0
		91,817,647	14.1
	Indonesia: 1.9%
1,464,400	Adaro Energy Indonesia Tbk PT	362,751	0.1
930,300	Aneka Tambang Tbk	118,388	0.0
2,008,500	Astra International Tbk PT	735,010	0.1
5,567,500	Bank Central Asia Tbk PT	3,052,873	0.5
389,600 (1)	Bank Jago Tbk PT	92,986	0.0
1,861,000	Bank Mandiri Persero TBK PT	1,186,750	0.2
758,200	Bank Negara Indonesia Persero Tbk PT	449,209	0.1
6,776,738	Bank Rakyat Indonesia	2,148,567	0.3
3,181,770	Barito Pacific Tbk PT	154,271	0.0
752,200	Charoen Pokphand Indonesia Tbk PT	273,042	0.0
295,300	Indah Kiat Pulp & Paper Tbk PT	165,461	0.0
255,300	Indofood CBP Sukses Makmur TBK PT	163,939	0.0
437,400	Indofood Sukses Makmur Tbk PT	189,078	0.0
2,222,300	Kalbe Farma Tbk PT	298,336	0.1
1,238,856 (1)	Merdeka Copper Gold Tbk PT	327,297	0.1
2,455,300	Sarana Menara Nusantara Tbk PT	173,570	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Indonesia (continued)
397,887	Semen Indonesia Persero Tbk PT	$168,029	0.0
1,729,800	Sumber Alfaria Trijaya Tbk PT	294,807	0.1
4,851,400	Telkom Indonesia Persero Tbk PT	1,168,276	0.2
775,900	Unilever Indonesia Tbk PT	234,379	0.0
173,700	United Tractors Tbk PT	291,169	0.1
273,800 (1)	Vale Indonesia Tbk PT	124,549	0.0
		12,172,737	1.9
	Kuwait: 0.9%
152,146	Agility Public Warehousing Co. KSC	358,429	0.0
137,337	Boubyan Bank KSCP	358,999	0.1
177,485	Gulf Bank KSCP	182,322	0.0
725,407	Kuwait Finance House KSCP	1,960,138	0.3
63,813	Mabanee Co. KPSC	177,154	0.0
222,079	Mobile Telecommunications Co. KSCP	409,247	0.1
707,474	National Bank of Kuwait SAKP	2,494,602	0.4
		5,940,891	0.9
	Malaysia: 1.6%
203,100	AMMB Holdings Bhd	190,954	0.0
291,300	Axiata Group Bhd	204,596	0.0
650,500	CIMB Group Holdings Bhd	856,037	0.1
389,142	Dialog Group BHD	216,414	0.0
324,800	Digi.Com BHD	294,772	0.1
226,800	Genting Bhd	230,634	0.0
322,900	Genting Malaysia BHD	197,116	0.0
73,200	HAP Seng Consolidated Bhd	106,311	0.0
166,400	Hartalega Holdings Bhd	64,262	0.0
67,972	Hong Leong Bank BHD	316,907	0.1
27,292	Hong Leong Financial Group Bhd	115,179	0.0
185,800	IHH Healthcare Bhd	262,193	0.1
305,500	Inari Amertron Bhd	181,031	0.0
274,300	IOI Corp. Bhd	252,433	0.1
45,900	Kuala Lumpur Kepong Bhd	233,284	0.0
450,000	Malayan Banking BHD	888,743	0.2
70,600 (1)	Malaysia Airports Holdings Bhd	105,231	0.0
249,200	Maxis Bhd	217,314	0.0
146,700	MISC Bhd	249,753	0.1
228,600 (2)	MR DIY Group M Bhd	103,780	0.0
7,100	Nestle Malaysia Bhd	225,653	0.0
240,900	Petronas Chemicals Group Bhd	470,596	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Malaysia (continued)
32,900	Petronas Dagangan BHD	$171,782	0.0
81,200	Petronas Gas BHD	315,583	0.1
68,780	PPB Group Bhd	272,310	0.1
367,100	Press Metal Aluminium Holdings Bhd	406,729	0.1
1,403,900	Public Bank BHD	1,376,599	0.2
116,500	QL Resources Bhd	145,724	0.0
160,176	RHB Bank Bhd	210,451	0.0
321,500	Sime Darby Bhd	167,813	0.0
222,400	Sime Darby Plantation Bhd	235,014	0.1
129,900	Telekom Malaysia BHD	159,171	0.0
254,900	Tenaga Nasional BHD	557,233	0.1
577,900	Top Glove Corp. Bhd	118,791	0.0
		10,120,393	1.6
	Mexico: 2.3%
312,900	Alfa SA de CV	199,592	0.0
2,763,400	America Movil SAB de CV-AMXL	2,495,874	0.4
45,000	Arca Continental SAB de CV	364,960	0.1
76,400 (2)	Banco del Bajio SA	240,650	0.0
1,488,521 (1)	Cemex SA de CV - Unit	604,987	0.1
53,200	Coca-Cola Femsa SAB de CV - Unit	360,072	0.1
314,900	Fibra Uno Administracion SA de CV	371,678	0.1
191,300	Fomento Economico Mexicano SAB de CV - Unit	1,495,628	0.2
21,260	Gruma SAB de CV	284,012	0.0
35,905	Grupo Aeroportuario del Pacifico SA de CV	514,811	0.1
19,600	Grupo Aeroportuario del Sureste SA de CV	456,654	0.1
133,000	Grupo Bimbo SAB de CV	561,717	0.1
48,300	Grupo Carso SAB de CV	203,298	0.0
261,377	Grupo Financiero Banorte	1,881,072	0.3
223,700 (1)	Grupo Financiero Inbursa SA	378,832	0.1
312,500	Grupo Mexico SA de CV Series B	1,101,724	0.2
241,700	Grupo Televisa S.A. - Unit	219,541	0.0
14,365	Industrias Penoles, S.A. de C.V.	175,581	0.0
155,500	Kimberly-Clark de Mexico SA de CV	263,895	0.0
141,100	Operadora De Sites Mexicanos SAB de CV	138,301	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Mexico (continued)
109,550	Orbia Advance Corp. SAB de CV	$194,235	0.0
23,725	Promotora y Operadora de Infraestructura SAB de CV	193,036	0.0
8,520	Southern Copper Corp.	514,523	0.1
527,400	Wal-Mart de Mexico SAB de CV	1,864,230	0.3
		15,078,903	2.3
	Peru: 0.2%
23,994	Cia de Minas Buenaventura SAA ADR	178,755	0.0
7,180	Credicorp Ltd.	974,039	0.2
		1,152,794	0.2
	Philippines: 0.7%
186,390	Aboitiz Equity Ventures, Inc.	193,560	0.0
825,695	ACEN Corp.	113,530	0.0
25,565	Ayala Corp.	320,000	0.1
723,790	Ayala Land, Inc.	401,782	0.1
187,500	Bank of the Philippine Islands	343,935	0.1
238,598	BDO Unibank, Inc.	453,737	0.1
3,093	Globe Telecom, Inc.	121,334	0.0
103,090	International Container Terminal Services, Inc.	369,989	0.1
319,569	JG Summit Holdings, Inc.	288,971	0.0
45,790	Jollibee Foods Corp.	189,161	0.0
25,000	Manila Electric Co.	134,326	0.0
198,352	Metropolitan Bank & Trust Co.	192,610	0.0
688,200 (2)	Monde Nissin Corp.	137,315	0.0
9,540	PLDT, Inc.	225,072	0.0
24,432	SM Investments Corp.	396,234	0.1
1,113,800	SM Prime Holdings, Inc.	710,615	0.1
92,230	Universal Robina Corp.	226,288	0.0
		4,818,459	0.7
	Poland: 0.7%
39,069 (1)(2)(4)	Allegro.eu SA	225,489	0.0
18,710	Bank Polska Kasa Opieki SA	372,208	0.1
7,068 (4)	CD Projekt SA	210,544	0.0
27,919	Cyfrowy Polsat SA	112,589	0.0
4,990 (1)(2)	Dino Polska SA	428,563	0.1
14,322	KGHM Polska Miedz SA	416,593	0.1
115	LPP SA	280,463	0.1
1,658 (1)(4)	mBank SA	112,363	0.0
96,637 (1)	PGE Polska Grupa Energetyczna SA	152,477	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Poland (continued)
61,985	Polski Koncern Naftowy Orlen	$910,642	0.1
86,983	Powszechna Kasa Oszczednosci Bank Polski SA	603,725	0.1
61,106	Powszechny Zaklad Ubezpieczen SA	496,235	0.1
3,776	Santander Bank Polska SA	224,798	0.0
		4,546,689	0.7
	Qatar: 1.0%
215,770	Barwa Real Estate Co.	170,350	0.0
327,950	Commercial Bank PQSC	450,617	0.1
151,480	Industries Qatar QSC	534,687	0.1
570,432	Masraf Al Rayan	497,311	0.1
476,749	Mesaieed Petrochemical Holding Co.	279,979	0.1
87,548	Ooredoo QPSC	221,169	0.0
46,893	Qatar Electricity & Water Co. QSC	227,914	0.1
55,678	Qatar Fuel QSC	274,787	0.0
261,969	Qatar Gas Transport Co. Ltd.	264,201	0.0
96,120	Qatar International Islamic Bank QSC	275,104	0.0
165,791	Qatar Islamic Bank SAQ	844,946	0.1
463,980	Qatar National Bank QPSC	2,299,872	0.4
		6,340,937	1.0
	Russia: —%
292,495 (1)(3)	Alrosa PJSC	—	—
1,334,323 (3)	Gazprom PJSC	—	—
4,339,761 (3)	Inter RAO UES PJSC	—	—
46,982 (3)	Lukoil PJSC	—	—
7,931 (3)	Magnit OJSC	—	—
7,016 (3)	MMC Norilsk Nickel OJSC	—	—
98,282 (3)	Mobile Telesystems OJSC	—	—
170,929 (1)(3)	Moscow Exchange MICEX-RTS PJ	—	—
101,990 (3)	Novatek PJSC	—	—
166,658 (3)	Novolipetsk Steel PJSC	—	—
5,981 (1)(3)	Ozon Holdings PLC ADR	—	—
5,194 (3)	PhosAgro PJSC	—	—
100 (1)(3)	PhosAgro PJSC NPV	—	—
40,645 (1)(3)	Polymetal International PLC	—	—
3,794 (1)(3)	Polyus PJSC	—	—
126,916 (3)	Rosneft Oil Co. PJSC	—	—
1,201,542 (1)(3)(5)	Sberbank of Russia PJSC	—	—
23,691 (3)	Severstal PAO	—	—
770,779 (3)	Surgutneftegas PJSC	—	—
160,492 (3)	Tatneft PJSC	—	—
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Russia (continued)
13,582 (1)(3)	TCS Group Holding PLC GDR	$—	—
344,289 (3)	United Co. RUSAL International PJSC	—	—
13,851 (1)(3)	VK Co. Ltd. GDR	—	—
377,182,805 (1)(3)(5)	VTB Bank PJSC	—	—
2,448 (3)	X5 Retail Group N.V. - FIVEL GDR	—	—
10,806 (3)	X5 Retail Group NV - FIVE GDR	—	—
34,476 (1)(3)	Yandex NV	—	—
		—	—
	Saudi Arabia: 4.0%
8,200	ACWA Power Co.	331,853	0.1
14,269	Advanced Petrochemical Co.	162,262	0.0
196,739 (1)	Al Rajhi Bank	3,934,435	0.6
97,439	Alinma Bank	843,732	0.1
25,651	Almarai Co. JSC	365,389	0.1
60,642	Arab National Bank	515,333	0.1
2,267	Arabian Internet & Communications Services Co.	146,133	0.0
49,342 (1)	Bank AlBilad	580,049	0.1
45,106	Bank Al-Jazira	228,190	0.0
58,964	Banque Saudi Fransi	635,773	0.1
7,941	Bupa Arabia for Cooperative Insurance Co.	302,845	0.1
3,577	Dallah Healthcare Co.	141,461	0.0
58,783 (1)	Dar Al Arkan Real Estate Development Co.	181,577	0.0
8,680	Dr Sulaiman Al Habib Medical Services Group Co.	506,880	0.1
2,539	Elm Co.	225,669	0.0
43,412 (1)	Emaar Economic City	96,303	0.0
38,753	Etihad Etisalat Co.	358,224	0.1
6,235	Jarir Marketing Co.	248,834	0.0
49,461 (1)	Mobile Telecommunications Co. Saudi Arabia	132,098	0.0
5,132	Mouwasat Medical Services Co.	287,499	0.1
3,543	Nahdi Medical Co.	157,266	0.0
38,021 (1)	National Industrialization Co.	125,830	0.0
46,537 (1)	Rabigh Refining & Petrochemical Co.	134,566	0.0
134,589	Riyad Bank	1,144,460	0.2
21,300	SABIC Agri-Nutrients Co.	831,405	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Saudi Arabia (continued)
37,159	Sahara International Petrochemical Co.	$339,856	0.1
87,095 (1)	Saudi Arabian Mining Co.	1,495,249	0.2
239,958 (2)	Saudi Arabian Oil Co.	2,059,784	0.3
88,717	Saudi Basic Industries Corp.	2,122,228	0.3
92,176	Saudi British Bank/The	948,346	0.2
82,048	Saudi Electricity Co.	507,194	0.1
40,878	Saudi Industrial Investment Group	241,461	0.0
52,984	Saudi Investment Bank/ The	244,304	0.0
77,935 (1)	Saudi Kayan Petrochemical Co.	285,673	0.1
219,705	Saudi National Bank	2,957,128	0.5
3,908 (1)	Saudi Research & Media Group	189,543	0.0
5,176	Saudi Tadawul Group Holding Co.	250,632	0.0
147,266	Saudi Telecom Co.	1,433,076	0.2
27,387	Savola Group/The	200,884	0.0
27,380	Yanbu National Petrochemical Co.	304,576	0.1
		26,198,000	4.0
	Singapore: 0.0%
22,500 (2)	BOC Aviation Ltd.	187,438	0.0

	South Africa: 3.6%
84,435	Absa Group Ltd.	958,811	0.2
11,946	African Rainbow Minerals Ltd.	201,857	0.0
5,340	Anglo American Platinum Ltd.	445,659	0.1
42,030	AngloGold Ashanti Ltd.	818,920	0.1
38,627	Aspen Pharmacare Holdings Ltd.	308,927	0.1
33,115	Bid Corp. Ltd.	642,859	0.1
30,176	Bidvest Group Ltd.	380,751	0.1
8,741	Capitec Bank Holdings Ltd.	951,517	0.1
24,911	Clicks Group Ltd.	395,966	0.1
50,458 (1)	Discovery Ltd.	364,980	0.1
25,483	Exxaro Resources Ltd.	326,705	0.1
501,142	FirstRand Ltd.	1,820,693	0.3
35,661	Foschini Group Ltd./The	209,948	0.0
90,084	Gold Fields Ltd.	935,508	0.1
348,522	Growthpoint Properties Ltd.	298,242	0.0
57,092	Harmony Gold Mining Co., Ltd.	199,458	0.0
85,514	Impala Platinum Holdings Ltd.	1,074,643	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Africa (continued)
6,650 (4)	Kumba Iron Ore Ltd.	$192,074	0.0
26,431	Mr Price Group Ltd.	245,088	0.0
168,978	MTN Group Ltd.	1,262,054	0.2
39,625	MultiChoice Group	273,413	0.0
22,009	Naspers Ltd.	3,677,829	0.6
46,531	Nedbank Group Ltd.	582,156	0.1
48,555	NEPI Rockcastle NV	291,113	0.0
34,283 (1)	Northam Platinum Holdings Ltd.	377,670	0.1
483,415	Old Mutual Ltd.	296,567	0.0
12,518 (1)(2)	Pepco Group NV	113,052	0.0
177,137 (2)	Pepkor Holdings Ltd.	208,504	0.0
14,644	Reinet Investments SCA	282,137	0.0
54,371	Remgro Ltd.	422,871	0.1
173,371	Sanlam Ltd.	497,117	0.1
56,771	Sasol Ltd.	905,988	0.1
49,895	Shoprite Holdings Ltd.	661,433	0.1
282,970	Sibanye Stillwater Ltd.	750,219	0.1
21,642 (4)	Spar Group Ltd.	144,567	0.0
134,200	Standard Bank Group Ltd.	1,324,106	0.2
63,473	Vodacom Group Pty Ltd.	458,362	0.1
101,018	Woolworths Holdings Ltd./South Africa	393,465	0.1
		23,695,229	3.6
	South Korea: 10.6%
3,046	Amorepacific Corp.	333,368	0.1
865	BGF retail Co. Ltd.	144,759	0.0
9,056	Celltrion Healthcare Co. Ltd.	418,505	0.1
1,935 (1)	Celltrion Pharm, Inc.	103,267	0.0
10,252	Celltrion, Inc.	1,308,511	0.2
7,581	Cheil Worldwide, Inc.	138,468	0.0
889	CJ CheilJedang Corp.	267,421	0.0
1,497	CJ Corp.	99,999	0.0
5,838	Coway Co. Ltd.	259,206	0.0
4,970	DB Insurance Co. Ltd.	257,620	0.0
5,159	Doosan Bobcat, Inc.	141,157	0.0
41,487 (1)	Doosan Enerbility Co. Ltd.	505,019	0.1
4,947	Ecopro BM Co. Ltd.	361,898	0.1
2,121	E-Mart, Inc.	164,909	0.0
1,870	F&F Co. Ltd. / New	214,933	0.0
4,928	GS Holdings Corp.	171,015	0.0
29,155	Hana Financial Group, Inc.	970,836	0.2
8,168	Hankook Tire & Technology Co. Ltd.	201,699	0.0
731	Hanmi Pharm Co. Ltd.	173,130	0.0
21,013	Hanon Systems Corp.	134,932	0.0
11,595 (1)	Hanwha Solutions Corp.	396,476	0.1
4,851	HD Hyundai Co. Ltd.	219,545	0.0
11,703 (1)	HLB, Inc.	264,069	0.0
26,993	HMM Co. Ltd.	420,724	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
3,378	Hotel Shilla Co. Ltd.	$223,107	0.0
1,944 (1)	HYBE Co. Ltd.	268,934	0.0
8,451	Hyundai Engineering & Construction Co. Ltd.	233,641	0.0
1,978	Hyundai Glovis Co., Ltd.	256,807	0.0
1,911 (1)	Hyundai Heavy Industries Co. Ltd.	176,124	0.0
2,351 (1)	Hyundai Mipo Dockyard Co., Ltd.	157,423	0.0
5,995	Hyundai Mobis Co. Ltd.	950,917	0.2
13,507	Hyundai Motor Co.	1,616,545	0.3
9,042	Hyundai Steel Co.	220,388	0.0
2,509	Iljin Materials Co. Ltd.	103,342	0.0
26,579	Industrial Bank Of Korea	206,572	0.0
30,913	Kakao Corp.	1,316,769	0.2
3,758 (1)	Kakao Games Corp.	134,287	0.0
14,171 (1)	KakaoBank Corp.	275,693	0.1
10,092 (1)	Kangwon Land, Inc.	185,706	0.0
38,407	KB Financial Group, Inc.	1,471,474	0.2
26,097	Kia Corp.	1,227,877	0.2
7,779	Korea Aerospace Industries Ltd.	314,389	0.1
25,778 (1)	Korea Electric Power Corp.	445,158	0.1
4,063	Korea Investment Holdings Co., Ltd.	172,427	0.0
4,601 (1)	Korea Shipbuilding & Offshore Engineering Co. Ltd.	258,724	0.0
920	Korea Zinc Co., Ltd.	412,299	0.1
18,066 (1)	Korean Air Lines Co. Ltd.	329,225	0.1
2,917 (1)	Krafton, Inc.	390,084	0.1
10,865	KT&G Corp.	785,295	0.1
1,946	Kumho Petrochemical Co. Ltd.	193,923	0.0
2,385 (1)	L&F Co. Ltd.	328,843	0.1
4,942	LG Chem Ltd.	2,359,950	0.4
9,418	LG Corp.	583,164	0.1
23,691	LG Display Co., Ltd.	234,117	0.0
10,254	LG Electronics, Inc.	704,960	0.1
3,544 (1)	LG Energy Solution Ltd.	1,221,464	0.2
923	LG H&H Co. Ltd.	531,251	0.1
1,470	LG Innotek Co. Ltd.	296,467	0.1
23,165	LG Uplus Corp.	202,864	0.0
1,972	Lotte Chemical Corp.	279,087	0.1
1,170	Lotte Shopping Co. Ltd.	84,309	0.0
3,631	Meritz Fire & Marine Insurance Co., Ltd.	143,757	0.0
26,452	Meritz Securities Co. Ltd.	131,737	0.0
27,786	Mirae Asset Securities Co. Ltd.	134,248	0.0
13,061	NAVER Corp.	1,857,549	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
1,640	NCSoft Corp.	$585,847	0.1
2,454 (2)	Netmarble Corp.	118,052	0.0
14,291	NH Investment & Securities Co., Ltd.	99,459	0.0
2,540	Orion Corp./Republic of Korea	258,586	0.0
28,293	Pan Ocean Co. Ltd.	128,990	0.0
3,233 (1)	Pearl Abyss Corp.	107,758	0.0
2,763	POSCO Chemical Co., Ltd.	394,716	0.1
7,825	POSCO Holdings, Inc.	1,712,516	0.3
1,805	S-1 Corp.	84,832	0.0
1,787 (1)(2)	Samsung Biologics Co. Ltd.	1,161,935	0.2
8,278	Samsung C&T Corp.	745,776	0.1
5,590	Samsung Electro-Mechanics Co. Ltd.	580,537	0.1
481,791	Samsung Electronics Co., Ltd. 005930	21,147,370	3.3
16,411 (1)	Samsung Engineering Co. Ltd.	290,323	0.1
3,112	Samsung Fire & Marine Insurance Co. Ltd.	492,443	0.1
67,223 (1)	Samsung Heavy Industries Co., Ltd.	272,442	0.1
7,931	Samsung Life Insurance Co. Ltd.	445,366	0.1
5,533	Samsung SDI Co., Ltd.	2,597,979	0.4
3,662	Samsung SDS Co. Ltd.	356,896	0.1
6,110	Samsung Securities Co. Ltd.	152,494	0.0
3,793	SD Biosensor, Inc.	90,831	0.0
45,371	Shinhan Financial Group Co., Ltd.	1,263,106	0.2
3,304 (1)	SK Biopharmaceuticals Co. Ltd.	188,911	0.0
2,483 (1)	SK Bioscience Co. Ltd.	145,394	0.0
54,845	SK Hynix, Inc.	3,272,275	0.5
2,776 (1)(2)	SK IE Technology Co. Ltd.	117,313	0.0
5,469 (1)	SK Innovation Co. Ltd.	668,130	0.1
10,224 (1)	SK Square Co. Ltd.	272,148	0.1
3,706	SK, Inc.	555,943	0.1
2,256	SKC Co., Ltd.	159,202	0.0
4,620	S-Oil Corp.	307,485	0.1
53,731	Woori Financial Group, Inc.	490,851	0.1
5,850	Yuhan Corp.	264,585	0.0
		68,622,854	10.6
	Taiwan: 13.4%
52,000	Accton Technology Corp.	394,878	0.1
324,462	Acer, Inc.	247,738	0.0
42,659	Advantech Co. Ltd.	456,769	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
13,603	Airtac International Group	$410,694	0.1
325,243	ASE Technology Holding Co. Ltd.	988,212	0.2
250,356	Asia Cement Corp.	333,473	0.1
70,000	Asustek Computer, Inc.	610,203	0.1
674,400	AUO Corp.	327,621	0.1
68,000	Catcher Technology Co., Ltd.	373,449	0.1
898,545	Cathay Financial Holding Co., Ltd.	1,166,713	0.2
141,914	Chailease Holding Co. Ltd.	999,811	0.2
518,228	Chang Hwa Commercial Bank Ltd.	288,747	0.0
197,650	Cheng Shin Rubber Industry Co. Ltd.	217,538	0.0
306,000	China Airlines Ltd.	188,443	0.0
1,523,100	China Development Financial Holding Corp.	623,304	0.1
1,178,535	China Steel Corp.	1,141,985	0.2
380,000	Chunghwa Telecom Co., Ltd.	1,397,495	0.2
446,000	Compal Electronics, Inc.	334,062	0.1
1,748,170	CTBC Financial Holding Co. Ltd.	1,254,459	0.2
195,703	Delta Electronics, Inc.	1,814,165	0.3
87,000	E Ink Holdings, Inc.	455,594	0.1
1,287,700	E.Sun Financial Holding Co., Ltd.	1,005,512	0.2
19,386	Eclat Textile Co. Ltd.	311,205	0.0
7,000	eMemory Technology, Inc.	302,292	0.0
265,000	Eva Airways Corp.	241,664	0.0
100,656	Evergreen Marine Corp. Taiwan Ltd.	531,989	0.1
335,685	Far Eastern New Century Corp.	347,870	0.1
165,000	Far EasTone Telecommunications Co., Ltd.	353,922	0.1
45,891	Feng TAY Enterprise Co., Ltd.	307,448	0.0
1,061,393	First Financial Holding Co., Ltd.	914,196	0.1
348,600	Formosa Chemicals & Fibre Co.	798,404	0.1
118,000	Formosa Petrochemical Corp.	308,019	0.0
409,600	Formosa Plastics Corp.	1,155,080	0.2
735,332	Fubon Financial Holding Co., Ltd.	1,344,944	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
34,015	Giant Manufacturing Co., Ltd.	$221,302	0.0
22,000	Globalwafers Co. Ltd.	304,846	0.0
1,252,170	HON HAI Precision Industry Co., Ltd.	4,058,574	0.6
29,000	Hotai Motor Co. Ltd.	553,522	0.1
895,320	Hua Nan Financial Holdings Co. Ltd.	653,279	0.1
932,962	Innolux Corp.	335,343	0.1
272,000	Inventec Co., Ltd.	232,135	0.0
10,000	Largan Precision Co. Ltd.	660,994	0.1
205,538	Lite-On Technology Corp.	424,778	0.1
152,820	MediaTek, Inc.	3,089,858	0.5
1,113,921	Mega Financial Holdings Co., Ltd.	1,097,354	0.2
73,000	Micro-Star International Co., Ltd.	283,096	0.0
7,000	momo.com, Inc.	145,669	0.0
466,890	Nan Ya Plastics Corp.	1,076,747	0.2
24,000	Nan Ya Printed Circuit Board Corp.	176,357	0.0
128,000	Nanya Technology Corp.	212,564	0.0
18,000	Nien Made Enterprise Co. Ltd.	171,999	0.0
57,000	Novatek Microelectronics Corp., Ltd.	582,696	0.1
8,000	Parade Technologies Ltd.	200,458	0.0
206,000	Pegatron Corp.	425,041	0.1
20,000 (1)	PharmaEssentia Corp.	309,944	0.0
228,000	Pou Chen Corp.	253,421	0.0
305,000	Powerchip Semiconductor Manufacturing Corp.	314,648	0.0
58,000	President Chain Store Corp.	512,816	0.1
269,000	Quanta Computer, Inc.	630,842	0.1
46,760	Realtek Semiconductor Corp.	425,235	0.1
179,578	Ruentex Development Co. Ltd.	252,636	0.0
391,152	Shanghai Commercial & Savings Bank Ltd./The	560,307	0.1
1,319,529	Shin Kong Financial Holding Co., Ltd.	376,135	0.1
1,045,488	SinoPac Financial Holdings Co., Ltd.	568,693	0.1
139,800	Synnex Technology International Corp.	268,608	0.0
1,081,057	Taishin Financial Holdings Co., Ltd.	530,250	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
600,000	Taiwan Business Bank	$252,199	0.0
603,389	Taiwan Cement Corp.	659,605	0.1
984,552	Taiwan Cooperative Financial Holding Co. Ltd.	831,874	0.1
200,000	Taiwan High Speed Rail Corp.	186,830	0.0
173,000	Taiwan Mobile Co., Ltd.	532,708	0.1
2,487,000	Taiwan Semiconductor Manufacturing Co., Ltd.	36,119,853	5.6
126,000	Unimicron Technology Corp.	489,155	0.1
474,209	Uni-President Enterprises Corp.	1,026,433	0.2
1,182,000	United Microelectronics Corp.	1,553,012	0.2
92,000	Vanguard International Semiconductor Corp.	231,070	0.0
7,000	Voltronic Power Technology Corp.	351,202	0.1
263,374	Walsin Lihwa Corp.	404,117	0.1
74,645	Wan Hai Lines Ltd.	194,007	0.0
36,000	Win Semiconductors Corp.	159,569	0.0
314,000	Winbond Electronics Corp.	199,401	0.0
9,000	Wiwynn Corp.	232,789	0.0
168,280	WPG Holdings Ltd.	262,776	0.0
34,856	Yageo Corp.	508,014	0.1
177,000	Yang Ming Marine Transport Corp.	375,990	0.1
993,011	Yuanta Financial Holding Co., Ltd.	699,805	0.1
72,000	Zhen Ding Technology Holding Ltd.	244,917	0.0
		87,373,371	13.4
	Thailand: 2.2%
13,000	Advanced Info Service PCL	73,111	0.0
101,900	Advanced Info Service PCL - Foreign	573,077	0.1
404,700 (1)	Airports of Thailand PCL - Foreign	875,964	0.1
911,800	Asset World Corp. PCL - Foreign	165,509	0.0
108,900	B Grimm Power PCL - Foreign	125,107	0.0
1,010,000	Bangkok Dusit Medical Services PCL - Foreign	844,623	0.1
833,300	Bangkok Expressway & Metro PCL - Foreign	235,658	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Thailand (continued)
143,800	Berli Jucker PCL - Foreign	$146,367	0.0
839,900	BTS Group Holdings PCL - Foreign	203,725	0.0
59,500	Bumrungrad Hospital PCL - Foreign	363,999	0.1
34,900	Carabao Group PCL	97,500	0.0
21,700	Central Pattana PCL	44,422	0.0
179,100	Central Pattana PCL - Foreign	366,633	0.1
191,300	Central Retail Corp. PCL - Foreign	255,382	0.1
53,700	Charoen Pokphand Foods PCL	38,394	0.0
333,500	Charoen Pokphand Foods PCL - Foreign	238,442	0.1
562,000	CP ALL PCL - Foreign	1,107,093	0.2
31,200	Delta Electronics Thailand PCL - Foreign	746,517	0.1
29,600	Electricity Generating PCL - Foreign	147,347	0.0
173,600	Energy Absolute PCL - Foreign	485,173	0.1
76,000	Global Power Synergy PCL - Foreign	160,207	0.0
305,700	Gulf Energy Development PCL - Foreign	487,350	0.1
660,951	Home Product Center PCL - Foreign	295,497	0.1
185,700	Indorama Ventures PCL - Foreign	218,031	0.0
117,800	Intouch Holdings PCL - Foreign	262,775	0.1
70,800	JMT Network Services PCL	140,860	0.0
50,000	Kasikornbank PCL - Foreign	212,562	0.0
214,800	Krung Thai Bank PCL	109,618	0.0
174,600	Krung Thai Bank PCL - Foreign	89,103	0.0
99,600 (4)	Krungthai Card PCL - Foreign	169,383	0.0
846,700	Land & Houses PCL - Foreign	242,027	0.1
329,400 (1)	Minor International PCL - Foreign	306,470	0.1
92,100	Muangthai Capital PCL - Foreign	100,898	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Thailand (continued)
158,200	Osotspa PCL - Foreign	$128,912	0.0
139,800	PTT Exploration & Production PCL - Foreign	711,948	0.1
49,100	PTT Global Chemical PCL	66,855	0.0
166,200	PTT Global Chemical PCL - Foreign	226,298	0.0
334,500	PTT Oil & Retail Business PCL	229,644	0.0
944,000	PTT PCL - Foreign	905,850	0.2
121,100	Ratch Group PCL - Foreign	149,608	0.0
48,900 (3)	Robinson PCL - Foreign	—	—
86,100	SCB X PCL	265,602	0.1
135,000	SCG Packaging PCL	222,020	0.0
80,100	Siam Cement PCL - Foreign	790,460	0.1
85,200	Srisawad Corp. PCL - Foreign	119,670	0.0
129,100	Thai Oil PCL - Foreign	209,264	0.0
339,400	Thai Union Group PCL - Foreign	165,563	0.0
1,331,990 (4)	True Corp. PCL - Foreign	186,038	0.0
		14,306,556	2.2
	Turkey: 0.7%
318,664	Akbank TAS	333,109	0.1
67,301	Aselsan Elektronik Sanayi Ve Ticaret AS	223,429	0.0
46,140	BIM Birlesik Magazalar AS	337,184	0.1
143,456	Eregli Demir ve Celik Fabrikalari TAS	315,227	0.1
7,466	Ford Otomotiv Sanayi AS	209,143	0.0
108,250	Haci Omer Sabanci Holding AS	261,304	0.0
115,030 (1)	Hektas Ticaret TAS	231,094	0.0
76,364	KOC Holding AS	342,595	0.1
45,006 (1)	Sasa Polyester Sanayi AS	264,709	0.0
54,833 (1)	Turk Hava Yollari	413,052	0.1
141,513	Turk Sise Ve Cam Fabrikalari	323,623	0.1
122,380	Turkcell Iletisim Hizmet AS	246,756	0.0
355,680	Turkiye Is Bankasi	243,470	0.0
12,766 (1)	Turkiye Petrol Rafinerileri AS	361,797	0.1
294,769	Yapi ve Kredi Bankasi AS	186,996	0.0
		4,293,488	0.7
	United Arab Emirates: 1.3%
275,148	Abu Dhabi Commercial Bank PJSC	673,374	0.1
149,956	Abu Dhabi Islamic Bank PJSC	371,494	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Arab Emirates (continued)
313,602	Abu Dhabi National Oil Co. for Distribution PJSC	$375,977	0.1
385,510	Aldar Properties PJSC	463,221	0.1
296,322	Dubai Islamic Bank PJSC	459,925	0.1
393,030	Emaar Properties PJSC	625,283	0.1
187,780	Emirates NBD Bank PJSC	661,387	0.1
345,041	Emirates Telecommunications Group Co. PJSC	2,141,610	0.3
438,831	First Abu Dhabi Bank PJSC	2,038,959	0.3
338,719 (1)	Multiply Group PJSC	426,905	0.1
195,178 (1)	Q Holding PJSC	212,564	0.0
		8,450,699	1.3
	Total Common Stock (Cost $735,380,287)	623,313,649	95.8
PREFERRED STOCK: 2.1%
	Brazil: 1.3%
528,266	Banco Bradesco SA	1,515,835	0.2
21,200	Braskem SA	95,405	0.0
30,100	Centrais Eletricas Brasileiras SA	246,455	0.0
147,139	Cia Energetica de Minas Gerais	310,456	0.1
114,600	Gerdau SA	637,493	0.1
486,125	Itau Unibanco Holding S.A.	2,301,837	0.4
506,690	Itausa SA	816,692	0.1
481,600	Petroleo Brasileiro SA	2,234,803	0.4
		8,158,976	1.3
	Chile: 0.2%
14,165	Sociedad Quimica y Minera de Chile SA	1,145,557	0.2

	Colombia: 0.0%
46,043	Bancolombia SA	318,635	0.0

	Russia: —%
773,978 (3)	Surgutneftegas PJSC	—	—

	South Korea: 0.6%
2,642	Hyundai Motor Co.	154,724	0.0
4,131	Hyundai Motor Co.- Series 2	241,773	0.1
866	LG Chem Ltd.	191,067	0.0
82,507	Samsung Electronics Co., Ltd.	3,306,333	0.5
		3,893,897	0.6
	Total Preferred Stock (Cost $15,721,223)	13,517,065	2.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
RIGHTS: 0.0%
	Brazil: 0.0%
298 (1)	Localiza Rent a Car SA	$607	0.0

	South Korea: 0.0%
320 (1)	Lotte Chemical Corp.	9,095	0.0
	Total Rights (Cost $—)	9,702	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	India: 0.0%
INR 320,334	Britannia Industries Ltd., 5.500%, 06/03/2024	3,766	0.0
	Total Corporate Bonds/Notes (Cost $4,402)	3,766	0.0
	Total Long-Term Investments (Cost $751,105,912)	636,844,182	97.9
SHORT-TERM INVESTMENTS: 2.3%
	Repurchase Agreements: 0.6%
1,000,000 (6)	Bank of America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 1.500%-6.500%, Market Value plus accrued interest $1,020,000, due 05/01/37-05/01/58)	1,000,000	0.1
82,928 (6)	Daiwa Capital Markets, Repurchase Agreement dated 12/30/22, 4.26%, due 01/03/23 (Repurchase Amount $82,967, collateralized by various U.S. Government Securities, 0.000%-7.125%, Market Value plus accrued interest $84,587, due 01/03/23-11/15/43)	82,928	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (6)	MUFG Securities America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $1,020,000, due 08/01/24-01/01/53)	$1,000,000	0.2
1,000,000 (6)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,020,000, due 01/03/23-09/09/49)	1,000,000	0.1
1,000,000 (6)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,000, due 09/01/24-10/20/52)	1,000,000	0.2
	Total Repurchase Agreements (Cost $4,082,928)	4,082,928	0.6

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
11,032,000 (7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $11,032,000)	$11,032,000	1.7
	Total Short-Term Investments (Cost $15,114,928)	15,114,928	2.3
	Total Investments in Securities (Cost $766,220,840)	$651,959,110	100.2
	Liabilities in Excess of Other Assets	(1,537,800)	(0.2)
	Net Assets	$650,421,310	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)
Security, or a portion of the security, is on loan.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2022.

Currency Abbreviations:
INR Indian Rupee
Sector Diversification	Percentage of Net Assets
Financials	21.6%
Information Technology	18.2
Consumer Discretionary	13.8
Communication Services	9.7
Materials	8.7
Consumer Staples	6.3
Industrials	6.0
Energy	4.7
Health Care	4.0
Utilities	3.0
Real Estate	1.9
Consumer, Non-cyclical	0.0
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Brazil	$25,420,089	$—	$—	$25,420,089
Chile	2,462,878	—	—	2,462,878
China	17,239,263	187,735,916	169,677	205,144,856
Colombia	424,984	—	—	424,984
Czech Republic	546,488	371,185	—	917,673
Egypt	66,629	490,889	—	557,518
Greece	—	2,047,610	—	2,047,610
Hungary	—	1,220,956	—	1,220,956
India	—	91,817,647	—	91,817,647
Indonesia	—	12,172,737	—	12,172,737
Kuwait	—	5,940,891	—	5,940,891
Malaysia	1,131,052	8,989,341	—	10,120,393
Mexico	15,078,903	—	—	15,078,903
See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Peru	$1,152,794	$—	$—	$1,152,794
Philippines	—	4,818,459	—	4,818,459
Poland	—	4,546,689	—	4,546,689
Qatar	1,294,029	5,046,908	—	6,340,937
Russia	—	—	—	—
Saudi Arabia	—	26,198,000	—	26,198,000
Singapore	—	187,438	—	187,438
South Africa	4,541,744	19,153,485	—	23,695,229
South Korea	—	68,622,854	—	68,622,854
Taiwan	—	87,373,371	—	87,373,371
Thailand	—	14,306,556	—	14,306,556
Turkey	597,818	3,695,670	—	4,293,488
United Arab Emirates	—	8,450,699	—	8,450,699
Total Common Stock	69,956,671	553,187,301	169,677	623,313,649
Preferred Stock	9,623,168	3,893,897	—	13,517,065
Rights	607	9,095	—	9,702
Corporate Bonds/Notes	—	3,766	—	3,766
Short-Term Investments	11,032,000	4,082,928	—	15,114,928
Total Investments, at fair value	$90,612,446	$561,176,987	$169,677	$651,959,110
Liabilities Table
Other Financial Instruments+
Futures	$(184,532)	$—	$—	$(184,532)
Total Liabilities	$(184,532)	$—	$—	$(184,532)

(1)
For the year ended December 31, 2022, certain securities have transferred in and out of the fair value hierarchy. At December 31, 2022, securities valued at $2,064,570 and $24,213,986 were transferred from Level 1 to Level 3 and Level 2 to Level 3, respectively, within the fair value hierarchy due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2022, Voya Emerging Markets Index Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Sberbank of Russia PJSC	7/27/2017	$3,894,962	$—
VTB Bank PJSC	4/28/2020	207,483	—
		$4,102,445	$—
At December 31, 2022, the following futures contracts were outstanding for Voya Emerging Markets Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
MSCI Emerging Markets Index	280	03/17/23	$13,431,600	$(184,532)
			$13,431,600	$(184,532)
See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$184,532
Total Liabiity Derivatives		$184,532

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$73,500	$—	$73,500
Equity contracts	—	(3,572,950)	(3,572,950)
Total	$73,500	$(3,572,950)	$(3,499,450)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$1,179	$—	$1,179
Equity contracts	—	(214,677)	(214,677)
Total	$1,179	$(214,677)	$(213,498)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $800,189,246.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$31,650,607
Gross Unrealized Depreciation	(177,055,036)
Net Unrealized Depreciation	$(145,404,429)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.6%
	Australia: 7.7%
32,576	Ampol Ltd.	$626,192	0.0
421,855	ANZ Group Holdings Ltd.	6,795,635	0.3
161,293	APA Group - Stapled Security	1,178,958	0.1
81,823	Aristocrat Leisure Ltd.	1,686,031	0.1
26,465	ASX Ltd.	1,218,879	0.1
251,626	Aurizon Holdings Ltd.	637,480	0.0
407,801	BHP Group Ltd. Australian	12,632,449	0.6
284,702	BHP Group Ltd. British	8,847,670	0.5
64,332	BlueScope Steel Ltd.	733,208	0.0
189,588	Brambles Ltd.	1,554,739	0.1
8,992	Cochlear Ltd.	1,241,864	0.1
182,672	Coles Group Ltd.	2,070,705	0.1
232,602	Commonwealth Bank of Australia	16,155,360	0.8
74,277	Computershare Ltd.	1,308,469	0.1
65,850	CSL Ltd.	12,840,382	0.7
147,031	Dexus	771,923	0.0
195,863	Endeavour Group Ltd./ Australia	852,382	0.0
231,494	Fortescue Metals Group Ltd.	3,235,632	0.2
231,356	Goodman Group	2,720,833	0.1
261,862	GPT Group	746,834	0.0
28,537 (1)	IDP Education Ltd.	525,916	0.0
93,167	IGO Ltd.	852,233	0.0
336,982	Insurance Australia Group Ltd.	1,083,288	0.1
94,174 (1)	Lendlease Corp., Ltd. - Stapled Security	499,884	0.0
304,266 (2)	Lottery Corp. Ltd./The	927,430	0.1
50,190	Macquarie Group Ltd.	5,665,880	0.3
376,475	Medibank Pvt Ltd.	751,083	0.0
23,302	Mineral Resources Ltd.	1,222,343	0.1
539,404	Mirvac Group	780,369	0.0
432,933	National Australia Bank Ltd.	8,790,114	0.4
122,091	Newcrest Mining Ltd.	1,712,001	0.1
159,274	Northern Star Resources Ltd.	1,191,900	0.1
61,441	Orica Ltd.	628,199	0.0
235,502	Origin Energy Ltd.	1,232,601	0.1
346,814 (2)	Pilbara Minerals Ltd.	878,221	0.0
126,334 (1)(2)	Qantas Airways Ltd.	511,364	0.0
202,763	QBE Insurance Group Ltd.	1,839,407	0.1
25,031	Ramsay Health Care Ltd.	1,099,140	0.1
7,224	REA Group Ltd.	543,293	0.0
30,907 (1)	Reece Ltd.	295,432	0.0
50,746	Rio Tinto Ltd.	4,005,164	0.2
435,759	Santos Ltd.	2,143,151	0.1
709,531	Scentre Group	1,381,147	0.1
46,066	Seek Ltd.	654,909	0.0
62,348	Sonic Healthcare Ltd.	1,268,848	0.1
632,712	South32 Ltd. - AUD	1,734,664	0.1
326,329	Stockland	803,703	0.0
172,600	Suncorp Group Ltd.	1,406,487	0.1
552,826	Telstra Group Ltd.	1,495,088	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Australia (continued)
420,302	Transurban Group - Stapled Security	$3,697,763	0.2
98,677	Treasury Wine Estates Ltd.	911,620	0.1
528,956	Vicinity Centres	714,250	0.0
29,607	Washington H Soul Pattinson & Co. Ltd.	555,467	0.0
155,039	Wesfarmers Ltd.	4,835,256	0.2
478,608	Westpac Banking Corp.	7,577,098	0.4
20,078	WiseTech Global Ltd.	690,533	0.0
208,115	Woodside Energy Group Ltd. (WDS)	5,040,181	0.3
51,446	Woodside Energy Group Ltd. (WDSL)	1,237,769	0.1
165,942	Woolworths Group Ltd.	3,789,362	0.2
		152,828,183	7.7
	Austria: 0.2%
47,003	Erste Group Bank AG	1,503,867	0.1
20,132	OMV AG	1,035,606	0.1
9,308	Verbund - Oesterreichische Elektrizitaetswirtschafts AG	782,426	0.0
15,865	Voestalpine AG	420,248	0.0
		3,742,147	0.2
	Belgium: 0.9%
22,046	Ageas SA/NV	978,219	0.0
118,738 (1)	Anheuser-Busch InBev SA/NV	7,151,678	0.4
3,402	D’ieteren Group	652,886	0.0
4,519	Elia Group SA/NV	642,431	0.0
13,595	Groupe Bruxelles Lambert NV	1,086,478	0.1
34,193	KBC Group NV	2,201,519	0.1
2,107 (1)	Sofina SA	465,231	0.0
10,131 (1)	Solvay S.A.	1,024,302	0.1
17,283	UCB S.A.	1,361,784	0.1
28,631 (1)	Umicore SA	1,053,039	0.1
22,079	Warehouses De Pauw CVA	632,490	0.0
		17,250,057	0.9
	China: 0.5%
505,917	BOC Hong Kong Holdings Ltd.	1,717,485	0.1
235,400 (1)(3)	Budweiser Brewing Co. APAC Ltd.	735,860	0.0
8,150 (2)	Futu Holdings Ltd. ADR	331,298	0.0
113,388	Prosus NV	7,828,669	0.4
		10,613,312	0.5
	Denmark: 2.9%
424	AP Moller - Maersk A/S - Class A	934,436	0.0
687	AP Moller - Maersk A/S - Class B	1,537,922	0.1
13,307	Carlsberg A/S	1,765,133	0.1
14,420	Chr Hansen Holding A/S	1,037,271	0.1
16,240	Coloplast A/S	1,902,560	0.1
94,289	Danske Bank A/S	1,859,672	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Denmark (continued)
12,597 (1)(2)	Demant A/S	$351,276	0.0
25,590	DSV A/S	4,046,731	0.2
8,996 (2)	Genmab A/S	3,803,462	0.2
226,300 (1)	Novo Nordisk A/S	30,735,062	1.5
27,960 (1)	Novozymes A/S	1,418,514	0.1
25,860 (1)(3)	Orsted A/S	2,337,890	0.1
12,402	Pandora A/S	876,592	0.0
1,216 (1)	ROCKWOOL A/S	284,669	0.0
49,221 (1)	Tryg A/S	1,169,765	0.1
138,050 (1)	Vestas Wind Systems A/S	4,027,010	0.2
		58,087,965	2.9
	Finland: 1.3%
19,444	Elisa OYJ	1,030,629	0.1
60,715	Fortum OYJ	1,011,149	0.1
37,337	Kesko OYJ	825,003	0.0
46,463	Kone Oyj	2,405,462	0.1
57,834	Neste Oyj	2,667,120	0.1
739,751	Nokia OYJ - Finland	3,436,650	0.2
459,588	Nordea Bank Abp	4,923,086	0.3
14,580	Orion Oyj	799,318	0.0
65,583	Sampo OYJ	3,425,355	0.2
75,342	Stora Enso OYJ	1,062,281	0.1
72,962	UPM-Kymmene OYJ	2,730,329	0.1
64,711 (1)	Wartsila OYJ	545,645	0.0
		24,862,027	1.3
	France: 10.8%
23,369 (2)	Accor S.A.	582,998	0.0
4,058 (1)(2)	Aeroports de Paris	543,655	0.0
71,537	Air Liquide SA	10,153,598	0.5
43,715 (1)	Alstom SA	1,069,555	0.1
8,360 (3)	Amundi SA	474,085	0.0
8,124	Arkema SA	730,710	0.0
255,510	AXA S.A.	7,117,342	0.4
5,725 (1)	BioMerieux	601,487	0.0
151,861	BNP Paribas	8,646,811	0.4
120,996	Bollore SE	676,172	0.0
31,375	Bouygues SA	940,988	0.1
40,192	Bureau Veritas SA	1,059,216	0.1
22,388	Capgemini SE	3,742,727	0.2
81,163 (1)	Carrefour S.A.	1,357,524	0.1
67,538	Cie de Saint-Gobain	3,304,004	0.2
92,740	Cie Generale des Etablissements Michelin SCA	2,583,477	0.1
6,474	Covivio	384,286	0.0
165,458	Credit Agricole SA	1,740,504	0.1
87,762	Danone	4,625,543	0.2
3,424	Dassault Aviation SA	580,685	0.0
91,116	Dassault Systemes SE	3,276,489	0.2
34,119	Edenred	1,856,933	0.1
11,387	Eiffage SA	1,120,069	0.1
82,255	Electricite de France SA	1,056,014	0.1
249,680	Engie SA	3,571,931	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
39,755	EssilorLuxottica SA	$7,192,973	0.4
5,957	Eurazeo SE	370,867	0.0
6,281	Gecina S.A.	639,906	0.0
60,149	Getlink SE	963,172	0.1
4,329	Hermes International	6,700,629	0.3
5,156	Ipsen SA	554,580	0.0
10,236	Kering SA	5,209,367	0.3
29,411	Klepierre SA	678,822	0.0
14,360 (3)	La Francaise des Jeux SAEM	577,823	0.0
36,474	Legrand S.A.	2,924,538	0.1
33,017	L’Oreal S.A.	11,823,270	0.6
37,838	LVMH Moet Hennessy Louis Vuitton SE	27,534,357	1.4
272,725	Orange SA	2,706,001	0.1
28,209	Pernod Ricard SA	5,549,330	0.3
31,232	Publicis Groupe	1,995,165	0.1
3,171	Remy Cointreau SA	534,672	0.0
26,277 (2)	Renault S.A.	876,825	0.0
46,724	Safran S.A.	5,852,346	0.3
155,939	Sanofi	15,036,610	0.8
3,780	Sartorius Stedim Biotech	1,228,375	0.1
74,166	Schneider Electric SE	10,415,438	0.5
3,404 (1)	SEB SA	285,600	0.0
110,371	Societe Generale	2,768,499	0.1
12,094 (1)	Sodexo SA	1,157,131	0.1
8,082	Teleperformance	1,932,120	0.1
14,587	Thales S.A.	1,863,757	0.1
340,136 (1)	TotalEnergies SE	21,351,348	1.1
12,869 (1)(2)	UbiSoft Entertainment	363,559	0.0
16,123 (1)(2)	Unibail-Rodamco-Westfield	842,846	0.0
28,186	Valeo	503,621	0.0
90,981	Veolia Environnement	2,337,697	0.1
73,519	Vinci SA	7,328,862	0.4
98,502	Vivendi SE	940,980	0.1
3,639	Wendel SE	339,914	0.0
32,700 (2)(3)	Worldline SA/France	1,280,608	0.1
		214,458,411	10.8
	Germany: 7.4%
23,634	Adidas AG	3,203,020	0.2
55,837	Allianz SE	11,924,384	0.6
136,574 (1)	Aroundtown SA	318,137	0.0
125,557	BASF SE	6,182,233	0.3
134,298	Bayer AG	6,912,306	0.4
45,261	Bayerische Motoren Werke AG	4,007,171	0.2
11,196	Bechtle AG	395,757	0.0
13,779	Beiersdorf AG	1,574,546	0.1
21,120	Brenntag SE	1,346,920	0.1
5,502	Carl Zeiss Meditec AG	691,566	0.0
145,519 (2)	Commerzbank AG	1,360,543	0.1
15,038	Continental AG	896,481	0.0
26,411 (3)	Covestro AG	1,028,864	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
61,874 (2)	Daimler Truck Holding AG	$1,902,107	0.1
23,243 (2)(3)	Delivery Hero SE	1,115,422	0.1
282,530	Deutsche Bank AG	3,176,069	0.2
25,973	Deutsche Boerse AG	4,472,279	0.2
81,712 (2)	Deutsche Lufthansa AG	673,555	0.0
135,505	Deutsche Post AG	5,071,483	0.3
443,075	Deutsche Telekom AG	8,815,648	0.4
306,911	E.ON AG	3,051,301	0.2
28,666	Evonik Industries AG	546,768	0.0
28,077	Fresenius Medical Care AG & Co. KGaA	917,063	0.0
57,746	Fresenius SE & Co. KGaA	1,612,951	0.1
20,706	GEA Group AG	842,059	0.0
8,243	Hannover Rueck SE	1,626,402	0.1
19,797	HeidelbergCement AG	1,121,794	0.1
22,589 (2)	HelloFresh SE	493,000	0.0
14,206	Henkel AG & Co. KGaA	912,941	0.0
178,521	Infineon Technologies AG	5,425,577	0.3
9,916	Knorr-Bremse AG	539,452	0.0
10,131	LEG Immobilien SE	660,729	0.0
109,686	Mercedes-Benz Group AG	7,172,884	0.4
17,668	Merck KGaA	3,408,858	0.2
7,305	MTU Aero Engines AG	1,571,558	0.1
19,152	Muenchener Rueckversicherungs- Gesellschaft AG	6,195,089	0.3
7,894	Nemetschek SE	403,590	0.0
14,433	Puma SE	872,375	0.0
699	Rational AG	415,084	0.0
5,955	Rheinmetall AG	1,185,495	0.1
87,818	RWE AG	3,882,220	0.2
142,747	SAP SE	14,737,251	0.7
10,963 (3)	Scout24 SE	551,806	0.0
104,576	Siemens AG	14,415,887	0.7
59,600	Siemens Energy AG	1,119,055	0.1
38,550 (3)	Siemens Healthineers AG	1,922,931	0.1
18,152	Symrise AG	1,971,392	0.1
142,319	Telefonica Deutschland Holding AG	349,536	0.0
13,260	United Internet AG	267,382	0.0
4,034	Volkswagen AG	632,835	0.0
97,914	Vonovia SE	2,306,496	0.1
30,614 (2)(3)	Zalando SE	1,077,756	0.1
		147,278,008	7.4
	Hong Kong: 2.7%
1,631,499	AIA Group Ltd.	18,017,282	0.9
273,699	CK Asset Holdings Ltd.	1,678,644	0.1
366,699	CK Hutchison Holdings Ltd.	2,196,839	0.1
85,902	CK Infrastructure Holdings Ltd.	448,240	0.0
224,365	CLP Holdings Ltd.	1,634,628	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
273,400 (3)	ESR Group Ltd.	$571,555	0.0
276,823	Hang Lung Properties Ltd.	539,254	0.0
104,536	Hang Seng Bank Ltd.	1,733,881	0.1
198,059	Henderson Land Development Co., Ltd.	689,483	0.0
362,500	HK Electric Investments & HK Electric Investments Ltd. - Stapled Security	239,684	0.0
517,867	HKT Trust & HKT Ltd. - Stapled Security	633,933	0.0
1,530,181 (1)	Hong Kong & China Gas	1,451,236	0.1
164,688	Hong Kong Exchanges and Clearing Ltd.	7,076,686	0.4
150,333	Hongkong Land Holdings Ltd. - HKHGF	691,655	0.1
2,500	Hongkong Land Holdings Ltd. - HKL	11,502	0.0
21,804	Jardine Matheson Holdings Ltd. (SGX:J36)	1,109,188	0.1
288,732	Link REIT	2,112,750	0.1
211,644	MTR Corp.	1,119,354	0.1
206,273 (1)	New World Development Co. Ltd.	578,632	0.0
189,845	Power Assets Holdings Ltd.	1,037,592	0.1
474,626	Sino Land Co.	591,994	0.0
183,000	SITC International Holdings Co. Ltd.	405,609	0.0
197,971	Sun Hung Kai Properties Ltd.	2,704,160	0.2
68,120	Swire Pacific Ltd. - Class A	597,132	0.0
160,025	Swire Properties Ltd.	405,327	0.0
188,000 (1)	Techtronic Industries Co., Ltd.	2,088,087	0.1
1,140,000 (3)	WH Group Ltd.	664,892	0.0
228,361	Wharf Real Estate Investment Co. Ltd.	1,330,006	0.1
248,000	Xinyi Glass Holding Co. Ltd.	458,199	0.0
		52,817,424	2.7
	Ireland: 0.6%
146,184	AIB Group PLC	561,112	0.0
146,315	Bank of Ireland Group PLC	1,394,277	0.1
42,352	CRH PLC	1,684,340	0.1
13,492	DCC PLC	663,431	0.0
22,835 (2)	Flutter Entertainment PLC	3,129,101	0.1
60,922	James Hardie Industries SE	1,096,494	0.0
21,769 (1)	Kerry Group PLC - KYG	1,966,394	0.1
21,110	Kingspan Group Plc	1,142,974	0.1
33,792	Smurfit Kappa PLC	1,252,339	0.1
		12,890,462	0.6
	Israel: 0.7%
5,802	Azrieli Group Ltd.	386,925	0.0
173,610	Bank Hapoalim BM	1,563,171	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Israel (continued)
211,040	Bank Leumi Le-Israel BM	$1,757,711	0.1
283,540	Bezeq Israeli Telecommunication Corp., Ltd.	486,416	0.0
13,715 (2)	Check Point Software Technologies	1,730,284	0.1
5,566 (2)	CyberArk Software Ltd.	721,632	0.0
3,637	Elbit Systems Ltd.	591,492	0.0
96,775	ICL Group Ltd.	699,244	0.1
169,101	Israel Discount Bank Ltd.	887,768	0.1
21,081	Mizrahi Tefahot Bank Ltd.	680,394	0.0
8,685 (2)	Nice Ltd.	1,670,804	0.1
151,815 (2)	Teva Pharmaceutical Industries Ltd. ADR	1,384,553	0.1
14,939 (2)	Tower Semiconductor Ltd.	652,092	0.0
7,827 (2)	Wix.com Ltd.	601,348	0.0
11,487 (1)	ZIM Integrated Shipping Services Ltd.	197,462	0.0
		14,011,296	0.7
	Italy: 1.9%
17,021 (1)	Amplifon S.p.A.	508,242	0.0
151,845	Assicurazioni Generali S.p.A.	2,700,176	0.1
71,456 (1)	Davide Campari-Milano NV	725,440	0.0
3,442 (1)	DiaSorin SpA	481,623	0.0
1,111,837	Enel S.p.A.	5,979,598	0.3
341,759	ENI S.p.A.	4,859,613	0.3
25,448	Ermenegildo Zegna NV	266,441	0.0
17,231	Ferrari NV	3,694,979	0.2
83,404	FinecoBank Banca Fineco SpA	1,385,012	0.1
45,941 (1)(3)	Infrastrutture Wireless Italiane SpA	463,461	0.0
2,283,788	Intesa Sanpaolo SpA	5,059,512	0.3
82,744 (1)	Mediobanca Banca di Credito Finanziario SpA	795,090	0.0
28,060	Moncler SpA	1,491,016	0.1
80,686 (2)(3)	Nexi SpA	636,928	0.0
71,419 (3)	Poste Italiane SpA	696,795	0.0
34,823	Prysmian SpA	1,293,862	0.1
14,294	Recordati Industria Chimica e Farmaceutica SpA	594,168	0.0
275,660	Snam SpA	1,336,626	0.1
1,362,111 (1)(2)	Telecom Italia S.p.A. - TIT	315,671	0.0
192,338 (1)	Terna - Rete Elettrica Nazionale	1,420,449	0.1
262,618	UniCredit SpA	3,726,421	0.2
		38,431,123	1.9
	Japan: 21.4%
25,900	Advantest Corp.	1,658,859	0.1
89,380	Aeon Co., Ltd.	1,887,303	0.1
26,421 (1)	AGC, Inc.	876,800	0.1
20,111	Aisin Corp.	533,243	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
62,428	Ajinomoto Co., Inc.	$1,908,008	0.1
21,889 (1)(2)	ANA Holdings, Inc.	463,564	0.0
62,358	Asahi Group Holdings, Ltd.	1,941,056	0.1
29,700	Asahi Intecc Co. Ltd.	484,474	0.0
171,453	Asahi Kasei Corp.	1,220,502	0.1
250,920	Astellas Pharma, Inc.	3,815,398	0.2
15,700	Azbil Corp.	394,184	0.0
27,293	Bandai Namco Holdings, Inc.	1,710,710	0.1
78,043 (1)	Bridgestone Corp.	2,763,275	0.1
32,286	Brother Industries Ltd.	487,960	0.0
136,793 (1)	Canon, Inc.	2,960,757	0.2
23,700 (1)	Capcom Co., Ltd.	756,516	0.0
19,728	Central Japan Railway Co.	2,422,197	0.1
72,466	Chiba Bank Ltd.	528,722	0.0
88,042	Chubu Electric Power Co., Inc.	910,397	0.1
91,818	Chugai Pharmaceutical Co., Ltd.	2,341,981	0.1
148,809	Concordia Financial Group Ltd.	621,341	0.0
58,800	CyberAgent, Inc.	523,484	0.0
30,374	Dai Nippon Printing Co., Ltd.	610,201	0.0
13,800	Daifuku Co., Ltd.	643,275	0.0
133,983	Dai-ichi Life Holdings, Inc.	3,025,788	0.2
239,579	Daiichi Sankyo Co., Ltd.	7,711,255	0.4
34,098	Daikin Industries Ltd.	5,173,130	0.3
8,481	Daito Trust Construction Co., Ltd.	868,309	0.1
81,954	Daiwa House Industry Co., Ltd.	1,887,914	0.1
301	Daiwa House REIT Investment Corp.	671,127	0.0
182,321	Daiwa Securities Group, Inc.	805,641	0.0
59,267	Denso Corp.	2,906,443	0.2
29,603 (1)	Dentsu Group, Inc.	928,666	0.1
3,900	Disco Corp.	1,111,582	0.1
41,333	East Japan Railway Co.	2,354,243	0.1
34,479	Eisai Co., Ltd.	2,273,962	0.1
419,464	ENEOS Holdings, Inc.	1,428,450	0.1
26,193	Fanuc Ltd.	3,919,693	0.2
7,942	Fast Retailing Co., Ltd.	4,832,974	0.3
17,323	Fuji Electric Co. Ltd.	653,758	0.0
49,260	Fuji Film Holdings Corp.	2,463,071	0.1
26,913	Fujitsu Ltd.	3,587,978	0.2
583	GLP J-Reit	671,428	0.0
5,800	GMO Payment Gateway, Inc.	479,654	0.0
32,000	Hakuhodo DY Holdings, Inc.	321,154	0.0
19,142	Hamamatsu Photonics KK	913,604	0.1
31,257	Hankyu Hanshin Holdings, Inc.	926,070	0.1
2,800	Hikari Tsushin, Inc.	394,112	0.0
4,064	Hirose Electric Co., Ltd.	509,713	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
14,710	Hitachi Construction Machinery Co., Ltd.	$327,834	0.0
132,391	Hitachi Ltd.	6,661,423	0.3
222,842	Honda Motor Co., Ltd.	5,082,805	0.3
14,900	Hoshizaki Corp.	523,914	0.0
49,337	Hoya Corp.	4,725,428	0.2
52,464 (1)	Hulic Co. Ltd.	411,977	0.0
15,400	Ibiden Co., Ltd.	555,362	0.0
28,455	Idemitsu Kosan Co., Ltd.	666,177	0.0
19,691	Iida Group Holdings Co. Ltd.	298,969	0.0
142,216 (1)	Inpex Corp.	1,528,171	0.1
79,668	Isuzu Motors Ltd.	923,582	0.1
7,300	Ito En Ltd.	265,676	0.0
162,516 (1)	Itochu Corp.	5,098,575	0.3
13,100	Itochu Techno-Solutions Corp.	303,865	0.0
19,678 (2)	Japan Airlines Co. Ltd.	400,795	0.0
68,614	Japan Exchange Group, Inc.	988,919	0.1
955	Japan Metropolitan Fund Invest	759,716	0.0
56,400 (1)	Japan Post Bank Co. Ltd.	483,515	0.0
325,000	Japan Post Holdings Co. Ltd.	2,734,536	0.1
27,300	Japan Post Insurance Co. Ltd.	480,129	0.0
170	Japan Real Estate Investment Corp.	746,690	0.0
164,002 (1)	Japan Tobacco, Inc.	3,306,319	0.2
67,202	JFE Holdings, Inc.	779,778	0.0
24,235	JSR Corp.	474,552	0.0
57,854	Kajima Corp.	673,265	0.0
18,223	Kakaku.com, Inc.	292,400	0.0
96,262	Kansai Electric Power Co., Inc.	934,787	0.1
64,975	Kao Corp.	2,579,537	0.1
220,501	KDDI Corp.	6,687,111	0.3
14,068	Keio Corp.	515,306	0.0
17,698 (1)	Keisei Electric Railway Co., Ltd.	502,822	0.0
26,588	Keyence Corp.	10,322,652	0.5
19,834	Kikkoman Corp.	1,043,995	0.1
23,497 (1)	Kintetsu Group Holdings Co., Ltd.	775,783	0.0
112,456 (1)	Kirin Holdings Co., Ltd.	1,713,991	0.1
7,300	Kobayashi Pharmaceutical Co., Ltd.	500,361	0.0
20,600 (1)	Kobe Bussan Co. Ltd.	593,717	0.0
16,040	Koei Tecmo Holdings Co. Ltd.	290,108	0.0
28,600	Koito Manufacturing Co., Ltd.	426,374	0.0
126,383	Komatsu Ltd.	2,731,658	0.1
12,766	Konami Holdings Corp.	579,101	0.0
4,600	Kose Corp.	499,805	0.0
139,422 (1)	Kubota Corp.	1,904,705	0.1
14,248	Kurita Water Industries, Ltd.	588,510	0.0
43,894	Kyocera Corp.	2,178,753	0.1
36,914	Kyowa Kirin Co., Ltd.	845,478	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
10,300	Lasertec Corp.	$1,681,688	0.1
39,292	Lixil Corp.	592,370	0.0
60,300	M3, Inc.	1,637,949	0.1
30,608	Makita Corp.	713,020	0.0
211,356	Marubeni Corp.	2,421,284	0.1
77,766	Mazda Motor Corp.	582,938	0.0
11,800 (1)	McDonald’s Holdings Co. Japan Ltd.	448,475	0.0
15,188	MEIJI Holdings Co., Ltd.	778,510	0.0
49,600	Minebea Mitsumi, Inc.	734,878	0.0
38,900	MISUMI Group, Inc.	845,465	0.1
175,048	Mitsubishi Chemical Holdings Corp.	906,227	0.1
172,593	Mitsubishi Corp.	5,603,196	0.3
264,161	Mitsubishi Electric Corp.	2,617,556	0.1
166,927	Mitsubishi Estate Co., Ltd.	2,162,302	0.1
90,276	Mitsubishi HC Capital, Inc.	444,027	0.0
43,819	Mitsubishi Heavy Industries Ltd.	1,731,576	0.1
1,634,106	Mitsubishi UFJ Financial Group, Inc.	10,970,434	0.6
195,901	Mitsui & Co., Ltd.	5,705,759	0.3
25,214	Mitsui Chemicals, Inc.	566,327	0.0
123,919	Mitsui Fudosan Co., Ltd.	2,264,864	0.1
47,000 (1)	Mitsui OSK Lines Ltd.	1,174,429	0.1
329,806	Mizuho Financial Group, Inc.	4,646,404	0.2
34,300	MonotaRO Co. Ltd.	483,146	0.0
60,854	MS&AD Insurance Group Holdings, Inc.	1,945,492	0.1
78,544	Murata Manufacturing Co., Ltd.	3,873,412	0.2
33,520	NEC Corp.	1,175,521	0.1
65,100 (1)	Nexon Co. Ltd.	1,461,541	0.1
32,569	NGK Insulators Ltd.	412,897	0.0
61,184	Nidec Corp.	3,148,477	0.2
41,400	Nihon M&A Center Holdings, Inc.	509,417	0.0
10,522	Niippon Express Holdings, Inc.	600,906	0.0
150,940	Nintendo Co., Ltd.	6,346,511	0.3
209 (1)	Nippon Building Fund, Inc.	934,609	0.1
113,385	Nippon Paint Holdings Co., Ltd.	890,537	0.1
292	Nippon Prologis REIT, Inc.	684,616	0.0
23,725	Nippon Sanso Holdings Corp.	343,666	0.0
6,700	Nippon Shinyaku Co., Ltd.	380,223	0.0
110,380	Nippon Steel Corp.	1,915,219	0.1
163,396	Nippon Telegraph & Telephone Corp.	4,659,811	0.2
66,209 (1)	Nippon Yusen KK	1,561,251	0.1
17,400	Nissan Chemical Corp.	758,765	0.0
317,292	Nissan Motor Co., Ltd.	992,941	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
27,067	Nisshin Seifun Group, Inc.	$340,178	0.0
8,517	Nissin Food Products Co., Ltd.	674,499	0.0
10,906	Nitori Co., Ltd.	1,425,006	0.1
19,442	Nitto Denko Corp.	1,119,756	0.1
397,826	Nomura Holdings, Inc.	1,474,135	0.1
16,245	Nomura Real Estate Holdings, Inc.	347,363	0.0
580	Nomura Real Estate Master Fund, Inc.	718,558	0.0
54,368	Nomura Research Institute Ltd.	1,292,542	0.1
86,320	NTT Data Corp.	1,257,919	0.1
88,815 (1)	Obayashi Corp.	670,872	0.0
9,500	Obic Co., Ltd.	1,394,686	0.1
40,327	Odakyu Electric Railway Co., Ltd.	522,252	0.0
110,926	Oji Holdings Corp.	448,029	0.0
167,028	Olympus Corp.	2,945,971	0.2
25,423	Omron Corp.	1,228,637	0.1
49,490	Ono Pharmaceutical Co., Ltd.	1,156,759	0.1
10,700	Open House Group Co. Ltd.	389,586	0.0
5,300	Oracle Corp. Japan	344,614	0.0
27,380	Oriental Land Co., Ltd.	3,984,452	0.2
163,363	ORIX Corp.	2,614,895	0.1
51,265	Osaka Gas Co., Ltd.	826,038	0.1
15,622	Otsuka Corp.	492,411	0.0
53,346 (1)	Otsuka Holdings Co. Ltd.	1,739,759	0.1
52,068	Pan Pacific International Holdings Corp.	967,117	0.1
301,931	Panasonic Holdings Corp.	2,526,867	0.1
24,300	Persol Holdings Co. Ltd.	516,855	0.0
119,370 (1)	Rakuten Group, Inc.	538,009	0.0
197,100	Recruit Holdings Co. Ltd.	6,169,620	0.3
160,200 (2)	Renesas Electronics Corp.	1,415,890	0.1
295,413	Resona Holdings, Inc.	1,622,532	0.1
78,432	Ricoh Co., Ltd.	596,957	0.0
11,950	Rohm Co., Ltd.	856,688	0.1
33,470	SBI Holdings, Inc.	637,696	0.0
21,400	SCSK Corp.	323,926	0.0
28,706	Secom Co., Ltd.	1,637,903	0.1
38,216	Seiko Epson Corp.	556,006	0.0
50,719	Sekisui Chemical Co., Ltd.	706,936	0.0
84,285	Sekisui House Ltd.	1,494,294	0.1
102,971	Seven & I Holdings Co., Ltd.	4,412,964	0.2
39,400	SG Holdings Co. Ltd.	546,308	0.0
31,100 (1)	Sharp Corp.	223,393	0.0
32,372	Shimadzu Corp.	916,448	0.1
9,955 (1)	Shimano, Inc.	1,573,078	0.1
75,492	Shimizu Corp.	402,820	0.0
51,289	Shin-Etsu Chemical Co., Ltd.	6,263,013	0.3
36,232	Shionogi & Co., Ltd.	1,807,728	0.1
54,662 (1)	Shiseido Co., Ltd.	2,679,188	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
60,981	Shizuoka Financial Group, Inc.	$488,671	0.0
7,836	SMC Corp.	3,271,952	0.2
392,600	SoftBank Corp.	4,441,748	0.2
164,892	SoftBank Group Corp.	6,973,771	0.4
42,813	Sompo Holdings, Inc.	1,894,180	0.1
172,370	Sony Group Corp.	13,138,321	0.7
11,700	Square Enix Holdings Co., Ltd.	543,178	0.0
84,135	Subaru Corp.	1,273,810	0.1
47,900	Sumco Corp.	634,608	0.0
203,771	Sumitomo Chemical Co., Ltd.	730,646	0.0
153,955	Sumitomo Corp.	2,559,208	0.1
97,633	Sumitomo Electric Industries Ltd.	1,103,101	0.1
33,780	Sumitomo Metal Mining Co., Ltd.	1,186,991	0.1
178,551	Sumitomo Mitsui Financial Group, Inc.	7,183,542	0.4
46,185	Sumitomo Mitsui Trust Holdings, Inc.	1,611,651	0.1
42,296	Sumitomo Realty & Development Co., Ltd.	996,830	0.1
19,034 (1)	Suntory Beverage & Food Ltd.	648,150	0.0
50,344	Suzuki Motor Corp.	1,612,385	0.1
22,938	Sysmex Corp.	1,384,781	0.1
72,511	T&D Holdings, Inc.	1,037,976	0.1
24,661	Taisei Corp.	795,199	0.0
205,522	Takeda Pharmaceutical Co., Ltd.	6,421,883	0.3
53,136	TDK Corp.	1,728,705	0.1
88,228	Terumo Corp.	2,501,315	0.1
30,900	TIS, Inc.	812,107	0.0
25,785	Tobu Railway Co., Ltd.	601,435	0.0
15,300	Toho Co., Ltd.	589,752	0.0
250,964	Tokio Marine Holdings, Inc.	5,361,192	0.3
208,666 (2)	Tokyo Electric Power Co., Inc.	751,494	0.0
20,465	Tokyo Electron Ltd.	6,013,205	0.3
53,472	Tokyo Gas Co., Ltd.	1,046,971	0.1
72,594	Tokyu Corp.	914,247	0.1
35,816	Toppan, Inc.	528,913	0.0
189,603	Toray Industries, Inc.	1,054,452	0.1
53,261	Toshiba Corp.	1,850,783	0.1
35,600	Tosoh Corp.	423,342	0.0
19,334	Toto Ltd.	655,799	0.0
20,005	Toyota Industries Corp.	1,086,786	0.1
1,449,690	Toyota Motor Corp.	19,777,462	1.0
29,054	Toyota Tsusho Corp.	1,068,732	0.1
18,253 (1)	Trend Micro, Inc.	853,644	0.1
55,178	Unicharm Corp.	2,112,558	0.1
28,126	USS Co., Ltd.	446,277	0.0
12,900	Welcia Holdings Co. Ltd.	300,703	0.0
30,021	West Japan Railway Co.	1,303,492	0.1
17,585	Yakult Honsha Co., Ltd.	1,144,741	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
19,207	Yamaha Corp.	$712,730	0.0
40,704 (1)	Yamaha Motor Co., Ltd.	919,962	0.1
38,901	Yamato Holdings Co., Ltd.	616,435	0.0
32,842	Yaskawa Electric Corp.	1,047,838	0.1
31,173	Yokogawa Electric Corp.	494,746	0.0
365,044	Z Holdings Corp.	911,703	0.1
17,000	ZOZO, Inc.	419,828	0.0
		426,086,572	21.4
	Luxembourg: 0.1%
18,418 (1)	Eurofins Scientific SE	1,322,375	0.1
64,552	Tenaris S.A.	1,132,090	0.0
		2,454,465	0.1
	Macau: 0.2%
298,159	Galaxy Entertainment Group Ltd.	1,960,293	0.1
332,002 (2)	Sands China Ltd.	1,089,042	0.1
		3,049,335	0.2
	Netherlands: 6.2%
55,212 (3)	ABN AMRO Bank NV	764,572	0.0
2,964 (2)(3)	Adyen NV	4,114,757	0.2
244,254	Aegon NV	1,237,551	0.1
18,484 (2)	AerCap Holdings NV	1,077,987	0.1
80,804 (1)	Airbus SE	9,607,762	0.5
24,826	Akzo Nobel NV	1,665,882	0.1
71,999	ArcelorMittal SA	1,899,482	0.1
7,527 (1)(2)	Argenx SE	2,825,671	0.1
6,402	ASM International NV	1,624,404	0.1
55,566	ASML Holding NV	30,297,367	1.5
11,713 (3)	Euronext NV	867,125	0.0
14,825 (2)	EXOR NV	1,085,399	0.1
13,781	Heineken Holding NV	1,064,309	0.1
35,433	Heineken NV	3,337,502	0.2
7,790 (1)	IMCD NV	1,114,290	0.1
514,986	ING Groep NV	6,273,107	0.3
13,745 (1)	JDE Peet’s NV	397,571	0.0
24,978 (1)(2)(3)	Just Eat Takeaway.com NV	531,643	0.0
142,952	Koninklijke Ahold Delhaize NV	4,110,039	0.2
23,893	Koninklijke DSM NV	2,933,921	0.1
451,569	Koninklijke KPN NV	1,397,717	0.1
121,570	Koninklijke Philips NV	1,829,284	0.1
38,140	NN Group NV	1,559,623	0.1
14,402 (1)	OCI NV	514,905	0.0
31,125 (2)	QIAGEN NV	1,564,665	0.1
16,346 (1)	Randstad NV	998,776	0.0
993,046	Shell PLC	27,994,916	1.4
184,339	Stellantis NV (STLAM)	2,619,508	0.1
116,501	Stellantis NV (STLAP)	1,655,180	0.1
99,156 (1)	Universal Music Group NV	2,397,850	0.1
35,886	Wolters Kluwer NV	3,754,929	0.2
		123,117,694	6.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	New Zealand: 0.2%
171,120 (2)	Auckland International Airport Ltd.	$848,686	0.0
78,925	Fisher & Paykel Healthcare Corp. Ltd.	1,129,267	0.1
94,464	Mercury NZ Ltd.	333,717	0.0
176,178	Meridian Energy Ltd.	586,002	0.0
255,848	Spark New Zealand Ltd.	875,966	0.0
18,461 (2)	Xero Ltd.	880,293	0.1
		4,653,931	0.2
	Norway: 0.8%
39,838 (2)	Adevinta ASA	263,796	0.0
43,199	Aker BP ASA	1,342,749	0.1
127,162	DNB Bank ASA	2,511,466	0.1
130,227 (1)	Equinor ASA	4,680,394	0.2
27,340	Gjensidige Forsikring ASA	536,247	0.0
12,119	Kongsberg Gruppen ASA	515,831	0.0
56,552	Mowi ASA	963,663	0.1
183,842	Norsk Hydro ASA	1,373,735	0.1
102,673	Orkla ASA	741,025	0.0
8,932 (1)	Salmar ASA	350,281	0.0
95,654	Telenor ASA	893,693	0.1
22,634	Yara International ASA	994,017	0.1
		15,166,897	0.8
	Portugal: 0.2%
379,479	EDP - Energias de Portugal SA	1,891,623	0.1
68,523	Galp Energia SGPS SA	924,415	0.1
38,711	Jeronimo Martins SGPS SA	837,529	0.0
		3,653,567	0.2
	Russia: —%
5,115 (2)(4)	TCS Group Holding PLC GDR	—	—

	Singapore: 1.5%
725,340	CapitaLand Integrated Commercial Trust	1,106,297	0.1
355,596	Capitaland Investment Ltd./Singapore	982,758	0.1
459,437	CapLand Ascendas REIT	940,960	0.1
55,981	City Developments Ltd.	344,133	0.0
247,620	DBS Group Holdings Ltd.	6,267,659	0.3
826,612	Genting Singapore Ltd.	589,919	0.0
177,478 (2)	Grab Holdings Ltd.	571,479	0.0
13,500	Jardine Cycle & Carriage Ltd.	288,249	0.0
199,104	Keppel Corp., Ltd.	1,079,777	0.1
459,594 (1)	Mapletree Logistics Trust	546,508	0.0
321,900	Mapletree Pan Asia Commercial Trust	402,195	0.0
462,922	Oversea-Chinese Banking Corp., Ltd.	4,210,756	0.2
49,397 (2)	Sea Ltd. ADR	2,570,126	0.2
183,200 (1)	Singapore Airlines Ltd.	756,409	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore (continued)
117,151	Singapore Exchange Ltd.	$783,376	0.0
213,406	Singapore Technologies Engineering Ltd.	534,009	0.0
1,128,750	Singapore Telecommunications Ltd.	2,164,144	0.1
161,356	United Overseas Bank Ltd.	3,695,996	0.2
63,500	UOL Group Ltd.	319,264	0.0
37,900	Venture Corp. Ltd.	483,080	0.0
262,576	Wilmar International Ltd.	818,023	0.1
		29,455,117	1.5
	Spain: 2.4%
3,375	Acciona SA	621,105	0.0
29,596 (1)	ACS Actividades de Construccion y Servicios SA	846,844	0.0
10,253 (2)(3)	Aena SME SA	1,285,295	0.1
61,584 (2)	Amadeus IT Group SA	3,194,829	0.2
829,412 (1)	Banco Bilbao Vizcaya Argentaria SA	4,995,753	0.3
2,295,814	Banco Santander SA	6,864,722	0.4
606,045	CaixaBank SA	2,376,168	0.1
74,292 (3)	Cellnex Telecom SA	2,464,350	0.1
9,002	Corp ACCIONA Energias Renovables SA	347,842	0.0
39,393 (1)	EDP Renovaveis S.A.	868,043	0.0
34,024	Enagas	565,766	0.0
43,420	Endesa S.A.	818,314	0.0
66,708	Ferrovial SA - FERE	1,746,591	0.1
40,777 (1)(2)	Grifols SA	470,908	0.0
826,220	Iberdrola S.A. - IBEE	9,644,846	0.5
149,117	Industria de Diseno Textil SA	3,960,690	0.2
19,882 (1)	Naturgy Energy Group SA	516,712	0.0
55,475 (1)	Red Electrica Corp. SA	964,605	0.1
188,617	Repsol SA	3,002,210	0.2
710,533	Telefonica S.A.	2,572,197	0.1
		48,127,790	2.4
	Sweden: 3.0%
39,604	Alfa Laval AB	1,145,638	0.1
137,015	Assa Abloy AB	2,947,092	0.2
367,188	Atlas Copco AB - A Shares	4,350,590	0.2
213,374	Atlas Copco AB - B Shares	2,276,626	0.1
37,389 (1)	Boliden AB	1,404,413	0.1
30,062 (1)	Electrolux AB	406,165	0.0
88,849 (1)(2)	Embracer Group AB	403,370	0.0
90,088	Epiroc AB-A	1,640,422	0.1
53,310	Epiroc AB-B	857,609	0.1
40,757 (1)	EQT AB	865,894	0.1
83,251	Essity AB	2,180,110	0.1
24,995 (3)	Evolution AB	2,434,624	0.1
86,255 (1)(2)	Fastighets AB Balder	402,576	0.0
31,269	Getinge AB	650,101	0.0
99,838 (1)	H & M Hennes & Mauritz AB	1,075,897	0.1
266,078	Hexagon AB	2,789,852	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden (continued)
12,824	Holmen AB	$509,690	0.0
57,361 (1)	Husqvarna AB - B Shares	402,871	0.0
17,825	Industrivarden AB-Class A	433,559	0.0
21,051 (1)	Industrivarden AB-Class C	510,749	0.0
37,353 (1)	Indutrade AB	757,500	0.1
20,239 (1)	Investment AB Latour	382,758	0.0
68,174 (1)	Investor AB-A SHS	1,268,357	0.1
249,061	Investor AB-B SHS	4,508,243	0.2
33,175 (1)(2)	Kinnevik AB	456,626	0.0
31,866	Lifco AB	533,383	0.0
10,389	Lundbergforetagen AB	442,918	0.0
207,170 (1)	Nibe Industrier AB	1,933,680	0.1
26,064 (1)	Sagax AB	592,181	0.0
145,755	Sandvik AB	2,634,024	0.1
67,264 (1)	Securitas AB	561,282	0.0
220,899	Skandinaviska Enskilda Banken AB	2,543,182	0.1
46,507	Skanska AB	737,252	0.0
52,405	SKF AB - B Shares	800,409	0.1
82,823	Svenska Cellulosa AB SCA	1,048,926	0.1
199,390	Svenska Handelsbanken AB	2,007,457	0.1
123,797	Swedbank AB	2,105,671	0.1
23,091 (2)	Swedish Orphan Biovitrum AB	477,913	0.0
77,883	Tele2 AB	635,357	0.0
399,000	Telefonaktiebolaget LM Ericsson	2,337,906	0.1
363,387	Telia Co. AB	928,552	0.1
27,374	Volvo AB	519,731	0.0
206,288	Volvo AB - B Shares	3,726,303	0.2
81,461 (1)(2)	Volvo Car AB	370,926	0.0
		59,998,385	3.0
	Switzerland: 10.6%
214,866	ABB Ltd.	6,548,582	0.3
21,873	Adecco Group AG	719,509	0.0
68,310	Alcon, Inc.	4,687,362	0.2
4,537 (1)	Bachem Holding AG	393,678	0.0
6,261	Baloise Holding AG	965,489	0.1
4,118 (1)	Banque Cantonale Vaudoise	394,821	0.0
488	Barry Callebaut AG	963,679	0.1
2,887	BKW AG	395,008	0.0
142	Chocoladefabriken Lindt & Spruengli AG - Participation Certificate	1,446,986	0.1
15	Chocoladefabriken Lindt & Spruengli AG - Registered	1,543,252	0.1
71,358	Cie Financiere Richemont SA	9,252,276	0.5
29,495	Clariant AG	468,423	0.0
27,550	Coca-Cola HBC AG	651,252	0.0
492,392 (1)	Credit Suisse Group AG	1,470,011	0.1
959	EMS-Chemie Holding AG	649,532	0.0
4,904	Geberit AG - Reg	2,315,083	0.1
1,262	Givaudan	3,865,389	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
1,335,508	Glencore PLC	$8,906,075	0.5
75,778	Holcim AG	3,922,519	0.2
29,227	Julius Baer Group Ltd.	1,701,044	0.1
7,428 (1)	Kuehne & Nagel International AG	1,726,882	0.1
23,664 (1)	Logitech International SA	1,467,392	0.1
10,180	Lonza Group AG	4,997,112	0.3
375,928	Nestle SA	43,423,230	2.2
295,732	Novartis AG	26,762,993	1.3
3,102	Partners Group	2,746,771	0.1
3,646 (1)	Roche Holding AG-BR	1,412,812	0.1
96,041	Roche Holding AG-GENUSSCHEIN	30,179,689	1.5
5,566 (1)	Schindler Holding AG - Part Cert	1,046,866	0.1
3,209	Schindler Holding AG - Reg	578,748	0.0
871	SGS SA	2,028,855	0.1
41,805 (1)	SIG Group AG	913,488	0.0
19,965	Sika AG	4,799,650	0.2
7,340	Sonova Holding AG - Reg	1,743,241	0.1
93,430	STMicroelectronics NV-STM1	3,320,122	0.2
15,258	Straumann Holding AG	1,749,653	0.1
3,956	Swatch Group AG - BR	1,124,377	0.1
7,192	Swatch Group AG - Reg	373,962	0.0
4,214	Swiss Life Holding AG	2,172,144	0.1
10,488	Swiss Prime Site AG	909,025	0.0
41,232	Swiss Re Ltd.	3,855,249	0.2
3,541	Swisscom AG	1,939,800	0.1
8,694	Temenos AG	478,286	0.0
457,731	UBS Group AG	8,507,492	0.4
3,691 (3)	VAT Group AG	1,013,244	0.1
20,568	Zurich Insurance Group AG	9,833,095	0.5
		210,364,148	10.6
	United Arab Emirates: —%
19,351 (4)	NMC Health PLC	—	—

	United Kingdom: 13.4%
133,047	3i Group PLC	2,145,705	0.1
294,114 (1)	Abrdn PLC	668,347	0.0
24,625	Admiral Group Plc	632,149	0.0
173,706	Anglo American PLC	6,802,341	0.3
53,907	Antofagasta PLC	1,006,320	0.1
60,240	Ashtead Group PLC	3,421,938	0.2
48,700	Associated British Foods PLC	923,297	0.0
211,817	AstraZeneca PLC	28,663,087	1.4
128,733 (3)	Auto Trader Group PLC	801,670	0.0
16,506	AVEVA Group PLC	638,902	0.0
383,141	Aviva PLC	2,032,437	0.1
427,923	BAE Systems PLC	4,419,783	0.2
2,197,436	Barclays PLC	4,181,329	0.2
139,786	Barratt Developments PLC	667,663	0.0
14,932	Berkeley Group Holdings PLC	680,744	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
2,572,146	BP PLC	$14,841,204	0.7
292,175	British American Tobacco PLC	11,557,960	0.6
120,386	British Land Co. PLC	571,567	0.0
950,076 (1)	BT Group PLC	1,282,870	0.1
46,145	Bunzl PLC	1,535,259	0.1
53,599	Burberry Group PLC	1,303,114	0.1
139,886	CNH Industrial NV	2,244,043	0.1
23,965	Coca-Cola Europacific Partners PLC	1,323,519	0.1
4,135	Coca-Cola European Partners PLC - USD	228,748	0.0
241,409	Compass Group PLC	5,574,652	0.3
60,857	CRH PLC - London	2,421,801	0.1
19,088	Croda International PLC	1,519,003	0.1
311,269	Diageo PLC	13,624,895	0.7
80,487	Entain PLC	1,281,767	0.1
125,846	Experian PLC	4,262,216	0.2
556,012	GSK PLC	9,609,733	0.5
694,307 (2)	Haleon PLC	2,747,120	0.1
51,898	Halma PLC	1,235,954	0.1
48,630	Hargreaves Lansdown PLC	500,792	0.0
22,569	Hikma Pharmaceuticals PLC	420,596	0.0
2,729,654	HSBC Holdings PLC	16,917,218	0.9
123,426	Imperial Brands PLC	3,074,697	0.2
198,229	Informa PLC	1,478,749	0.1
25,155	InterContinental Hotels Group PLC	1,443,371	0.1
22,063	Intertek Group PLC	1,073,419	0.1
240,334	J Sainsbury Plc	630,356	0.0
352,562	JD Sports Fashion PLC	535,765	0.0
25,033	Johnson Matthey PLC	639,776	0.0
268,977	Kingfisher PLC	764,228	0.0
96,692	Land Securities Group PLC	722,405	0.0
816,476	Legal & General Group PLC	2,447,917	0.1
9,323,255	Lloyds Banking Group Plc	5,087,856	0.3
44,989	London Stock Exchange Group PLC	3,865,528	0.2
343,454	M&G PLC	776,642	0.0
554,245	Melrose Industries PLC	892,951	0.0
66,376	Mondi PLC	1,122,484	0.1
500,335	National Grid PLC	5,993,721	0.3
726,507	NatWest Group PLC	2,317,009	0.1
17,670	Next PLC	1,238,156	0.1
78,931 (1)(2)	Ocado Group PLC	585,909	0.0
90,553	Pearson PLC	1,022,513	0.1
43,651	Persimmon PLC	640,042	0.0
102,530	Phoenix Group Holdings PLC	751,086	0.0
375,834	Prudential PLC	5,124,633	0.3
97,823	Reckitt Benckiser Group PLC	6,780,768	0.3
262,410	Relx PLC (GBP Exchange)	7,255,156	0.4
342,977	Rentokil Initial Plc	2,107,181	0.1
153,713	Rio Tinto PLC	10,818,995	0.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
1,143,860 (2)	Rolls-Royce Holdings PLC	$1,277,670	0.1
99,963	Schroders PLC	525,257	0.0
165,285	Segro PLC	1,522,656	0.1
34,375	Severn Trent PLC	1,098,223	0.1
119,013	Smith & Nephew PLC	1,589,406	0.1
49,535	Smiths Group PLC	950,684	0.1
10,063	Spirax-Sarco Engineering PLC	1,285,359	0.1
145,954	SSE PLC	3,001,842	0.2
74,375	St. James’s Place PLC	979,774	0.1
341,783	Standard Chartered PLC	2,549,208	0.1
482,826	Taylor Wimpey PLC	591,319	0.0
1,020,425	Tesco PLC	2,749,925	0.1
139,270	The Sage Group PLC	1,254,091	0.1
204,433	Unilever PLC	10,257,756	0.5
143,516	Unilever PLC - ULVRL	7,245,849	0.4
93,215	United Utilities Group PLC	1,113,770	0.1
3,610,300	Vodafone Group PLC	3,656,234	0.2
27,617	Whitbread PLC	853,883	0.0
149,288	WPP PLC	1,474,971	0.1
		265,858,933	13.4
	Total Common Stock (Cost $1,477,934,617)	1,939,257,249	97.6
PREFERRED STOCK: 0.5%
	Germany: 0.5%
8,121	Bayerische Motoren Werke AG	685,339	0.0
15,567 (1)(2)	Dr Ing hc F Porsche AG	1,570,916	0.1
24,355	Henkel AG & Co. KGaA	1,688,106	0.1
20,932	Porsche AG	1,141,542	0.0
3,327	Sartorius AG	1,313,748	0.1
25,370	Volkswagen AG	3,147,129	0.2
	Total Preferred Stock (Cost $9,118,735)	9,546,780	0.5
	Total Long-Term Investments (Cost $1,487,053,352)	1,948,804,029	98.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.2%
	Repurchase Agreements: 5.8%
4,953,591 (5)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/30/22, 4.32%, due 01/03/23 (Repurchase Amount $4,955,936, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $5,052,663, due 07/01/32-01/01/53)	$4,953,591	0.3
5,648,189 (5)	Bethesda Securities LLC, Repurchase Agreement dated 12/30/22, 4.38%, due 01/03/23 (Repurchase Amount $5,650,900, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $5,817,635, due 04/01/23-12/01/52)	5,648,189	0.3
26,700,000 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $26,712,582, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $27,234,000, due 01/15/23-11/20/72)	26,700,000	1.3
19,640,581 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $19,650,073, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $20,043,209, due 04/15/23-11/15/52)	19,640,581	1.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,991,980 (5)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/30/22, 4.26%, due 01/03/23 (Repurchase Amount $3,993,844, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $4,071,820, due 12/31/22-11/15/52)	$3,991,980	0.2
11,213,304 (5)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $11,218,588, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $11,443,038, due 03/01/23-11/20/72)	11,213,304	0.6
18,054,175 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $18,062,683, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $18,415,258, due 09/01/24-10/20/52)	18,054,175	0.9
24,334,014 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $24,345,588, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $24,820,812, due 01/15/24-02/15/51)	24,334,014	1.2
	Total Repurchase Agreements (Cost $114,535,834)	114,535,834	5.8

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.4%
28,114,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $28,114,000)	$28,114,000	1.4
	Total Short-Term Investments (Cost $142,649,834)	142,649,834	7.2
	Total Investments in Securities (Cost $1,629,703,186)	$2,091,453,863	105.3
	Liabilities in Excess of Other Assets	(104,600,488)	(5.3)
	Net Assets	$1,986,853,375	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2022.

Sector Diversification	Percentage of Net Assets
Financials	18.3%
Industrials	14.7
Health Care	13.3
Consumer Discretionary	10.9
Consumer Staples	10.3
Information Technology	7.7
Materials	7.6
Energy	4.9
Communication Services	4.4
Utilities	3.4
Real Estate	2.6
Short-Term Investments	7.2
Liabilities in Excess of Other Assets	(5.3)
Net Assets	100.0%
Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Australia	$6,795,635	$146,032,548	$—	$152,828,183
Austria	—	3,742,147	—	3,742,147
Belgium	—	17,250,057	—	17,250,057
China	331,298	10,282,014	—	10,613,312
Denmark	—	58,087,965	—	58,087,965
Finland	—	24,862,027	—	24,862,027
France	—	214,458,411	—	214,458,411
Germany	—	147,278,008	—	147,278,008
Hong Kong	—	52,817,424	—	52,817,424
Ireland	—	12,890,462	—	12,890,462
Israel	4,635,279	9,376,017	—	14,011,296
Italy	266,441	38,164,682	—	38,431,123
Japan	—	426,086,572	—	426,086,572
Luxembourg	—	2,454,465	—	2,454,465
Macau	—	3,049,335	—	3,049,335
Netherlands	1,077,987	122,039,707	—	123,117,694
New Zealand	—	4,653,931	—	4,653,931
Norway	—	15,166,897	—	15,166,897
Portugal	—	3,653,567	—	3,653,567
Russia	—	—	—	—
Singapore	3,141,605	26,313,512	—	29,455,117
Spain	—	48,127,790	—	48,127,790
Sweden	—	59,998,385	—	59,998,385
Switzerland	—	210,364,148	—	210,364,148
United Arab Emirates	—	—	—	—
United Kingdom	228,748	265,630,185	—	265,858,933
Total Common Stock	16,476,993	1,922,780,256	—	1,939,257,249
Preferred Stock	—	9,546,780	—	9,546,780
Short-Term Investments	28,114,000	114,535,834	—	142,649,834
Total Investments, at fair value	$44,590,993	$2,046,862,870	$—	$2,091,453,863
Liabilities Table
Other Financial Instruments+
Futures	$(788,324)	$—	$—	$(788,324)
Total Liabilities	$(788,324)	$—	$—	$(788,324)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following futures contracts were outstanding for Voya International Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
MSCI EAFE Index	423	03/17/23	$41,229,810	$(788,324)
			$41,229,810	$(788,324)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$788,324
Total Liability Derivatives		$788,324

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(113,826)	$—	$(113,826)
Equity contracts	—	(7,247,886)	(7,247,886)
Total	$(113,826)	$(7,247,886)	$(7,361,712)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(1,028,125)	$(1,028,125)
Total	$—	$(1,028,125)	$(1,028,125)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,714,880,063.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$528,330,234
Gross Unrealized Depreciation	(152,552,356)
Net Unrealized Appreciation	$375,777,878
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.3%
	Communication Services: 7.4%
403,651 (1)	Alphabet, Inc. - Class A	$35,614,128	3.3
357,965 (1)	Alphabet, Inc. - Class C	31,762,234	2.9
8,269 (1)	Charter Communications, Inc.	2,804,018	0.3
36,934 (1)	Meta Platforms, Inc.	4,444,637	0.4
15,228 (1)	NetFlix, Inc.	4,490,433	0.4
9,394 (1)	Walt Disney Co.	816,151	0.1
		79,931,601	7.4
	Consumer Discretionary: 13.8%
28,931 (1)	Airbnb, Inc.	2,473,601	0.2
685,560 (1)	Amazon.com, Inc.	57,587,040	5.3
2,991 (1)	Booking Holdings, Inc.	6,027,702	0.6
17,380	Dollar General Corp.	4,279,825	0.4
46,224	Home Depot, Inc.	14,600,313	1.3
41,336	Lowe’s Cos, Inc.	8,235,785	0.8
20,463	Marriott International, Inc.	3,046,736	0.3
13,851	McDonald’s Corp.	3,650,154	0.3
94,509	Nike, Inc. - Class B	11,058,498	1.0
31,840	Starbucks Corp.	3,158,528	0.3
19,681	Target Corp.	2,933,256	0.3
199,346 (1)	Tesla, Inc.	24,555,440	2.3
89,520	TJX Cos., Inc.	7,125,792	0.7
		148,732,670	13.8
	Consumer Staples: 6.8%
225,871	Coca-Cola Co.	14,367,654	1.3
39,267	Colgate-Palmolive Co.	3,093,847	0.3
34,149	Costco Wholesale Corp.	15,589,019	1.5
17,697	Estee Lauder Cos., Inc.	4,390,803	0.4
15,384	Kimberly-Clark Corp.	2,088,378	0.2
26,110 (1)	Monster Beverage Corp.	2,650,948	0.2
90,102	PepsiCo, Inc.	16,277,827	1.5
77,562	Procter & Gamble Co.	11,755,297	1.1
39,152	Sysco Corp.	2,993,170	0.3
		73,206,943	6.8
	Energy: 0.9%
32,970	EOG Resources, Inc.	4,270,274	0.4
50,553	Occidental Petroleum Corp.	3,184,334	0.3
10,079	Pioneer Natural Resources Co.	2,301,943	0.2
		9,756,551	0.9
	Financials: 2.7%
2,911	American Express Co.	430,100	0.1
14,884	Aon PLC	4,467,284	0.4
53,979	Blackstone, Inc.	4,004,702	0.4
65,065	Charles Schwab Corp.	5,417,312	0.5
34,115	Marsh & McLennan Cos., Inc.	5,645,350	0.5
11,621	Moody’s Corp.	3,237,843	0.3
39,173	Progressive Corp.	5,081,130	0.5
		28,283,721	2.7
	Health Care: 12.4%
17,458	Abbott Laboratories	1,916,714	0.2
136,318	AbbVie, Inc.	22,030,352	2.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
34,596	Amgen, Inc.	$9,086,293	0.9
6,022	Baxter International, Inc.	306,941	0.0
3,671	Cigna Corp.	1,216,349	0.1
3,395	Danaher Corp.	901,101	0.1
47,631 (1)	Edwards Lifesciences Corp.	3,553,749	0.3
5,652	Elevance Health, Inc.	2,899,306	0.3
52,903	Eli Lilly & Co.	19,354,033	1.8
1,025	HCA Healthcare, Inc.	245,959	0.0
6,883	Humana, Inc.	3,525,404	0.3
25,024 (1)	Intuitive Surgical, Inc.	6,640,118	0.6
2,144	McKesson Corp.	804,257	0.1
81,755	Merck & Co., Inc.	9,070,717	0.8
1,535 (1)	Moderna, Inc.	275,717	0.0
1,167 (1)	Regeneron Pharmaceuticals, Inc.	841,979	0.1
14,497	Stryker Corp.	3,544,372	0.3
3,682	Thermo Fisher Scientific, Inc.	2,027,641	0.2
65,653	UnitedHealth Group, Inc.	34,807,908	3.2
18,618 (1)	Vertex Pharmaceuticals, Inc.	5,376,506	0.5
36,314	Zoetis, Inc.	5,321,817	0.5
		133,747,233	12.4
	Industrials: 6.2%
13,144 (1)	Boeing Co.	2,503,801	0.2
34,959	Caterpillar, Inc.	8,374,778	0.8
40,820	CSX Corp.	1,264,604	0.1
21,271	Deere & Co.	9,120,154	0.9
14,525	Emerson Electric Co.	1,395,271	0.1
4,707	General Electric Co.	394,399	0.1
15,282	Honeywell International, Inc.	3,274,933	0.3
21,188	Illinois Tool Works, Inc.	4,667,716	0.4
18,029	Lockheed Martin Corp.	8,770,928	0.8
1,321	Northrop Grumman Corp.	720,751	0.1
128,168 (1)	Uber Technologies, Inc.	3,169,595	0.3
47,402	Union Pacific Corp.	9,815,532	0.9
50,576	United Parcel Service, Inc. - Class B	8,792,132	0.8
29,643	Waste Management, Inc.	4,650,394	0.4
		66,914,988	6.2
	Information Technology: 46.6%
48,873	Accenture PLC	13,041,271	1.2
35,813 (1)	Adobe, Inc.	12,052,149	1.1
98,169 (1)	Advanced Micro Devices, Inc.	6,358,406	0.6
7,954	Analog Devices, Inc.	1,304,695	0.1
1,159,240	Apple, Inc.	150,620,053	14.0
66,230	Applied Materials, Inc.	6,449,477	0.6
11,076 (1)	Atlassian Corp.	1,425,260	0.1
16,777 (1)	Autodesk, Inc.	3,135,118	0.3
29,565	Automatic Data Processing, Inc.	7,061,896	0.7
30,464	Broadcom, Inc.	17,033,336	1.6
4,111 (1)	Fiserv, Inc.	415,499	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
46,367	International Business Machines Corp.	$6,532,647	0.6
21,255	Intuit, Inc.	8,272,871	0.8
10,934	KLA Corp.	4,122,446	0.4
10,552	Lam Research Corp.	4,435,006	0.4
65,632	Mastercard, Inc. - Class A	22,822,215	2.1
15,827	Micron Technology, Inc.	791,033	0.1
577,135	Microsoft Corp.	138,408,516	12.9
185,751	Nvidia Corp.	27,145,651	2.5
80,997	Oracle Corp.	6,620,695	0.6
22,666 (1)	Palo Alto Networks, Inc.	3,162,814	0.3
27,075 (1)	PayPal Holdings, Inc.	1,928,281	0.2
86,426	Qualcomm, Inc.	9,501,674	0.9
15,885 (1)	Salesforce, Inc.	2,106,192	0.2
15,443 (1)	ServiceNow, Inc.	5,996,054	0.6
22,126 (1)	Snowflake, Inc. - Class A	3,175,966	0.3
47,945	Texas Instruments, Inc.	7,921,473	0.7
126,982	Visa, Inc. - Class A	26,381,780	2.4
7,935 (1)	VMware, Inc.	974,101	0.1
15,393 (1)	Workday, Inc.	2,575,711	0.2
		501,772,286	46.6
	Materials: 0.9%
16,886	Ecolab, Inc.	2,457,926	0.2
8,003	Linde PLC	2,610,419	0.3
18,442	Sherwin-Williams Co.	4,376,840	0.4
4,309	Southern Copper Corp.	260,220	0.0
		9,705,405	0.9
	Real Estate: 1.6%
27,448	American Tower Corp.	5,815,133	0.6
33,276	Crown Castle, Inc.	4,513,557	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
5,370	Equinix, Inc.	$3,517,511	0.3
9,568	Public Storage, Inc.	2,680,858	0.3
		16,527,059	1.6
	Total Common Stock (Cost $393,541,673)	1,068,578,457	99.3
EXCHANGE-TRADED FUNDS: 0.4%
36,991	iShares Russell Top 200 Growth ETF	4,458,525	0.4
	Total Exchange-Traded Funds (Cost $4,673,500)	4,458,525	0.4
	Total Long-Term Investments (Cost $398,215,173)	1,073,036,982	99.7
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
2,037,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $2,037,000)	2,037,000	0.2
	Total Short-Term Investments (Cost $2,037,000)	2,037,000	0.2
	Total Investments in Securities (Cost $400,252,173)	$1,075,073,982	99.9
	Assets in Excess of Other Liabilities	1,345,405	0.1
	Net Assets	$1,076,419,387	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$1,068,578,457	$—	$—	$1,068,578,457
Exchange-Traded Funds	4,458,525	—	—	4,458,525
Short-Term Investments	2,037,000	—	—	2,037,000
Total Investments, at fair value	$1,075,073,982	$—	$—	$1,075,073,982
Liabilities Table
Other Financial Instruments+
Futures	$(86,298)	$—	$—	$(86,298)
Total Liabilities	$(86,298)	$—	$—	$(86,298)
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2022 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the following futures contracts were outstanding for Voya Russell™ Large Cap Growth Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	15	03/17/23	$2,895,750	$(86,298)
			$2,895,750	$(86,298)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$86,298
Total Liability Derivatives		$86,298

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(629,472)
Total	$(629,472)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	(163,413)
Total	(163,413)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $400,897,420.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$684,790,459
Gross Unrealized Depreciation	(10,700,196)
Net Unrealized Appreciation	$674,090,263
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.1%
	Communication Services: 8.3%
57,900	Activision Blizzard, Inc.	$4,432,245	0.2
448,495 (1)	Alphabet, Inc. - Class A	39,570,714	2.0
397,734 (1)	Alphabet, Inc. - Class C	35,290,938	1.8
533,821	AT&T, Inc.	9,827,645	0.5
7,993 (1)	Charter Communications, Inc.	2,710,426	0.2
319,849	Comcast Corp. - Class A	11,185,119	0.6
167,618 (1)	Meta Platforms, Inc.	20,171,150	1.0
32,639 (1)	NetFlix, Inc.	9,624,588	0.5
44,417 (1)	T-Mobile US, Inc.	6,218,380	0.3
313,374	Verizon Communications, Inc.	12,346,936	0.6
135,851 (1)	Walt Disney Co.	11,802,735	0.6
		163,180,876	8.3
	Consumer Discretionary: 9.2%
27,967 (1)	Airbnb, Inc.	2,391,179	0.1
662,700 (1)	Amazon.com, Inc.	55,666,800	2.8
2,891 (1)	Booking Holdings, Inc.	5,826,174	0.3
16,800	Dollar General Corp.	4,137,000	0.2
293,805	Ford Motor Co.	3,416,952	0.2
105,619	General Motors Co.	3,553,023	0.2
77,039	Home Depot, Inc.	24,333,539	1.2
46,301	Lowe’s Cos, Inc.	9,225,011	0.5
19,780	Marriott International, Inc.	2,945,044	0.2
55,100	McDonald’s Corp.	14,520,503	0.7
91,358	Nike, Inc. - Class B	10,689,800	0.5
85,495	Starbucks Corp.	8,481,104	0.4
34,528	Target Corp.	5,146,053	0.3
192,699 (1)	Tesla, Inc.	23,736,663	1.2
86,535	TJX Cos., Inc.	6,888,186	0.4
		180,957,031	9.2
	Consumer Staples: 7.8%
133,666	Altria Group, Inc.	6,109,873	0.3
40,746	Archer-Daniels-Midland Co.	3,783,266	0.2
291,119	Coca-Cola Co.	18,518,080	0.9
61,720	Colgate-Palmolive Co.	4,862,919	0.3
11,289	Constellation Brands, Inc.	2,616,226	0.1
33,011	Costco Wholesale Corp.	15,069,521	0.8
17,107	Estee Lauder Cos., Inc.	4,244,418	0.2
44,404	General Mills, Inc.	3,723,275	0.2
63,891	Keurig Dr Pepper, Inc.	2,278,353	0.1
25,078	Kimberly-Clark Corp.	3,404,338	0.2
52,067	Kraft Heinz Co.	2,119,648	0.1
101,651	Mondelez International, Inc.	6,775,039	0.3
27,285 (1)	Monster Beverage Corp.	2,770,246	0.1
103,074	PepsiCo, Inc.	18,621,349	1.0
115,535	Philip Morris International, Inc.	11,693,297	0.6
175,999	Procter & Gamble Co.	26,674,408	1.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
37,847	Sysco Corp.	$2,893,403	0.1
53,449	Walgreens Boots Alliance, Inc.	1,996,855	0.1
105,978	Walmart, Inc.	15,026,621	0.8
		153,181,135	7.8
	Energy: 5.1%
144,200	Chevron Corp.	25,882,458	1.3
92,933	ConocoPhillips	10,966,094	0.6
43,599	EOG Resources, Inc.	5,646,943	0.3
307,259	Exxon Mobil Corp.	33,890,668	1.7
148,053	Kinder Morgan, Inc.	2,676,798	0.1
34,878	Marathon Petroleum Corp.	4,059,450	0.2
59,161	Occidental Petroleum Corp.	3,726,551	0.2
17,714	Pioneer Natural Resources Co.	4,045,701	0.2
105,300	Schlumberger Ltd.	5,629,338	0.3
28,669	Valero Energy Corp.	3,636,949	0.2
		100,160,950	5.1
	Financials: 11.2%
44,887	American Express Co.	6,632,054	0.3
55,391	American International Group, Inc.	3,502,927	0.2
15,274	Aon PLC	4,584,338	0.2
523,660	Bank of America Corp.	17,343,619	0.9
134,514 (1)	Berkshire Hathaway, Inc. - Class B	41,551,375	2.1
11,188	Blackrock, Inc.	7,928,152	0.4
52,179	Blackstone, Inc.	3,871,160	0.2
28,370	Capital One Financial Corp.	2,637,275	0.1
113,325	Charles Schwab Corp.	9,435,440	0.5
30,985	Chubb Ltd.	6,835,291	0.4
144,323	Citigroup, Inc.	6,527,729	0.3
26,737	CME Group, Inc.	4,496,094	0.2
24,454	Goldman Sachs Group, Inc.	8,397,015	0.4
41,136	Intercontinental Exchange, Inc.	4,220,142	0.2
217,476	JPMorgan Chase & Co.	29,163,532	1.5
36,929	Marsh & McLennan Cos., Inc.	6,111,011	0.3
49,242	Metlife, Inc.	3,563,644	0.2
11,913	Moody’s Corp.	3,319,200	0.2
91,918	Morgan Stanley	7,814,868	0.4
30,013	PNC Financial Services Group, Inc.	4,740,253	0.3
43,525	Progressive Corp.	5,645,628	0.3
24,273	S&P Global, Inc.	8,129,999	0.4
17,435	Travelers Cos, Inc.	3,268,888	0.2
99,104	Truist Financial Corp.	4,264,445	0.2
100,041	US Bancorp	4,362,788	0.2
282,765	Wells Fargo & Co.	11,675,367	0.6
		220,022,234	11.2

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 16.9%
127,850	Abbott Laboratories	$14,036,651	0.7
131,772	AbbVie, Inc.	21,295,673	1.1
39,813	Amgen, Inc.	10,456,486	0.5
37,502	Baxter International, Inc.	1,911,477	0.1
21,169	Becton Dickinson & Co.	5,383,277	0.3
106,378 (1)	Boston Scientific Corp.	4,922,110	0.2
158,789	Bristol-Myers Squibb Co.	11,424,868	0.6
42,358 (1)	Centene Corp.	3,473,780	0.2
22,317	Cigna Corp.	7,394,515	0.4
97,734	CVS Health Corp.	9,107,831	0.5
48,265	Danaher Corp.	12,810,496	0.6
46,043 (1)	Edwards Lifesciences Corp.	3,435,268	0.2
17,973	Elevance Health, Inc.	9,219,610	0.5
62,824	Eli Lilly & Co.	22,983,532	1.2
93,593	Gilead Sciences, Inc.	8,034,959	0.4
16,084	HCA Healthcare, Inc.	3,859,517	0.2
9,424	Humana, Inc.	4,826,879	0.2
11,710 (1)	Illumina, Inc.	2,367,762	0.1
26,265 (1)	Intuitive Surgical, Inc.	6,969,418	0.3
196,225	Johnson & Johnson	34,663,146	1.8
10,575	McKesson Corp.	3,966,894	0.2
99,654	Medtronic PLC	7,745,109	0.4
188,614	Merck & Co., Inc.	20,926,723	1.1
24,737 (1)	Moderna, Inc.	4,443,260	0.2
421,407	Pfizer, Inc.	21,592,895	1.1
7,728 (1)	Regeneron Pharmaceuticals, Inc.	5,575,675	0.3
26,194	Stryker Corp.	6,404,171	0.3
29,173	Thermo Fisher Scientific, Inc.	16,065,279	0.8
69,740	UnitedHealth Group, Inc.	36,974,753	1.9
19,064 (1)	Vertex Pharmaceuticals, Inc.	5,505,302	0.3
35,103	Zoetis, Inc.	5,144,345	0.2
		332,921,661	16.9
	Industrials: 7.0%
41,099	3M Co.	4,928,592	0.3
40,856 (1)	Boeing Co.	7,782,659	0.4
38,798	Caterpillar, Inc.	9,294,449	0.5
156,583	CSX Corp.	4,850,941	0.2
20,562	Deere & Co.	8,816,163	0.4
29,756	Eaton Corp. PLC	4,670,204	0.2
44,016	Emerson Electric Co.	4,228,177	0.2
17,895	FedEx Corp.	3,099,414	0.2
18,134	General Dynamics Corp.	4,499,227	0.2
81,647	General Electric Co.	6,841,202	0.3
50,248	Honeywell International, Inc.	10,768,146	0.5
22,782	Illinois Tool Works, Inc.	5,018,875	0.3
51,318	Johnson Controls International plc	3,284,352	0.2
14,158	L3Harris Technologies, Inc.	2,947,837	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
17,428	Lockheed Martin Corp.	$8,478,548	0.4
17,221	Norfolk Southern Corp.	4,243,599	0.2
10,914	Northrop Grumman Corp.	5,954,788	0.3
109,592	Raytheon Technologies Corp.	11,060,025	0.6
143,065 (1)	Uber Technologies, Inc.	3,537,997	0.2
45,822	Union Pacific Corp.	9,488,362	0.5
54,809	United Parcel Service, Inc. - Class B	9,527,997	0.5
30,581	Waste Management, Inc.	4,797,547	0.2
		138,119,101	7.0
	Information Technology: 28.4%
47,243	Accenture PLC	12,606,322	0.6
34,619 (1)	Adobe, Inc.	11,650,332	0.6
120,426 (1)	Advanced Micro Devices, Inc.	7,799,992	0.4
38,251	Analog Devices, Inc.	6,274,312	0.3
1,120,585	Apple, Inc.	145,597,609	7.4
64,022	Applied Materials, Inc.	6,234,462	0.3
10,707 (1)	Atlassian Corp.	1,377,777	0.1
16,217 (1)	Autodesk, Inc.	3,030,471	0.2
31,131	Automatic Data Processing, Inc.	7,435,951	0.4
39,943 (1)	Block, Inc.	2,510,018	0.1
29,448	Broadcom, Inc.	16,465,260	0.8
306,404	Cisco Systems, Inc.	14,597,087	0.7
38,232	Cognizant Technology Solutions Corp.	2,186,488	0.1
44,179	Fidelity National Information Services, Inc.	2,997,545	0.2
43,889 (1)	Fiserv, Inc.	4,435,861	0.2
305,110	Intel Corp.	8,064,057	0.4
67,097	International Business Machines Corp.	9,453,296	0.5
20,546	Intuit, Inc.	7,996,914	0.4
10,570	KLA Corp.	3,985,207	0.2
10,200	Lam Research Corp.	4,287,060	0.2
63,224	Marvell Technology, Inc.	2,341,817	0.1
63,444	Mastercard, Inc. - Class A	22,061,382	1.1
80,949	Micron Technology, Inc.	4,045,831	0.2
557,891	Microsoft Corp.	133,793,420	6.8
179,557	Nvidia Corp.	26,240,460	1.3
113,969	Oracle Corp.	9,315,826	0.5
21,910 (1)	Palo Alto Networks, Inc.	3,057,321	0.2
84,975 (1)	PayPal Holdings, Inc.	6,051,920	0.3
83,544	Qualcomm, Inc.	9,184,827	0.5
7,868	Roper Technologies, Inc.	3,399,684	0.2
71,755 (1)	Salesforce, Inc.	9,513,995	0.5
14,928 (1)	ServiceNow, Inc.	5,796,095	0.3
22,851 (1)	Snowflake, Inc. - Class A	3,280,033	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
67,659	Texas Instruments, Inc.	$11,178,620	0.6
122,747	Visa, Inc. - Class A	25,501,917	1.3
15,751 (1)	VMware, Inc.	1,933,593	0.1
14,880 (1)	Workday, Inc.	2,489,870	0.1
		558,172,632	28.4
	Materials: 1.7%
16,505	Air Products & Chemicals, Inc.	5,087,831	0.3
52,473	Dow, Inc.	2,644,114	0.1
18,486	Ecolab, Inc.	2,690,822	0.1
106,247	Freeport-McMoRan, Inc.	4,037,386	0.2
36,837	Linde PLC	12,015,493	0.6
59,211	Newmont Corp.	2,794,759	0.2
17,827	Sherwin-Williams Co.	4,230,882	0.2
6,361	Southern Copper Corp.	384,141	0.0
		33,885,428	1.7
	Real Estate: 1.5%
34,593	American Tower Corp.	7,328,873	0.4
32,167	Crown Castle, Inc.	4,363,132	0.2
21,371	Digital Realty Trust, Inc.	2,142,870	0.1
6,885	Equinix, Inc.	4,509,882	0.2
68,633	ProLogis, Inc.	7,736,998	0.4
11,648	Public Storage, Inc.	3,263,653	0.2
		29,345,408	1.5
	Utilities: 2.0%
38,323	American Electric Power Co., Inc.	3,638,769	0.2
62,042	Dominion Energy, Inc.	3,804,415	0.2
57,404	Duke Energy Corp.	5,912,038	0.3
74,002	Exelon Corp.	3,199,107	0.2
148,071	NextEra Energy, Inc.	12,378,736	0.6
23,448	Sempra Energy	3,623,654	0.2
81,069	Southern Co.	5,789,137	0.3
		38,345,856	2.0
	Total Common Stock (Cost $1,333,339,609)	1,948,292,312	99.1
Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.6%
125,090	iShares Russell Top 200 ETF	$11,254,347	0.6
	Total Exchange-Traded Funds (Cost $11,288,167)	11,254,347	0.6
	Total Long-Term Investments (Cost $1,344,627,776)	1,959,546,659	99.7
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
3,149,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $3,149,000)	3,149,000	0.2
	Total Short-Term Investments (Cost $3,149,000)	3,149,000	0.2
	Total Investments in Securities (Cost $1,347,776,776)	$1,962,695,659	99.9
	Assets in Excess of Other Liabilities	1,854,603	0.1
	Net Assets	$1,964,550,262	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of December 31, 2022.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$1,948,292,312	$—	$—	$1,948,292,312
Exchange-Traded Funds	11,254,347	—	—	11,254,347
Short-Term Investments	3,149,000	—	—	3,149,000
Total Investments, at fair value	$1,962,695,659	$—	$—	$1,962,695,659
Liabilities Table
Other Financial Instruments+
Futures	$(178,985)	$—	$—	$(178,985)
Total Liabilities	$(178,985)	$—	$—	$(178,985)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the following futures contracts were outstanding for Voya Russell™ Large Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	30	03/17/23	$5,791,500	$(178,985)
			$5,791,500	$(178,985)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$178,985
Total Liability Derivatives		$178,985

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,138,009)
Total	$(1,138,009)
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(310,129)
Total	$(310,129)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,355,992,816.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$667,693,612
Gross Unrealized Depreciation	(61,169,753)
Net Unrealized Appreciation	$606,523,859
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 9.3%
81,133	Activision Blizzard, Inc.	$6,210,731	0.5
81,699 (1)	Alphabet, Inc. - Class A	7,208,303	0.5
72,452 (1)	Alphabet, Inc. - Class C	6,428,666	0.5
748,018	AT&T, Inc.	13,771,011	1.1
448,190	Comcast Corp. - Class A	15,673,204	1.2
184,847 (1)	Meta Platforms, Inc.	22,244,488	1.7
25,109 (1)	NetFlix, Inc.	7,404,142	0.6
62,240 (1)	T-Mobile US, Inc.	8,713,600	0.7
439,116	Verizon Communications, Inc.	17,301,171	1.3
177,608 (1)	Walt Disney Co.	15,430,583	1.2
		120,385,899	9.3
	Consumer Discretionary: 4.0%
411,695	Ford Motor Co.	4,788,013	0.4
147,998	General Motors Co.	4,978,653	0.4
45,339	Home Depot, Inc.	14,320,776	1.1
8,888	Lowe’s Cos, Inc.	1,770,845	0.1
58,447	McDonald’s Corp.	15,402,538	1.2
76,673	Starbucks Corp.	7,605,962	0.6
21,724	Target Corp.	3,237,745	0.2
		52,104,532	4.0
	Consumer Staples: 8.9%
187,300	Altria Group, Inc.	8,561,483	0.7
57,095	Archer-Daniels-Midland Co.	5,301,271	0.4
101,983	Coca-Cola Co.	6,487,139	0.5
33,297	Colgate-Palmolive Co.	2,623,471	0.2
15,819	Constellation Brands, Inc.	3,666,053	0.3
62,221	General Mills, Inc.	5,217,231	0.4
89,527	Keurig Dr Pepper, Inc.	3,192,533	0.2
14,302	Kimberly-Clark Corp.	1,941,496	0.2
72,959	Kraft Heinz Co.	2,970,161	0.2
142,439	Mondelez International, Inc.	9,493,559	0.7
2,867 (1)	Monster Beverage Corp.	291,086	0.0
22,387	PepsiCo, Inc.	4,044,435	0.3
161,893	Philip Morris International, Inc.	16,385,191	1.3
141,559	Procter & Gamble Co.	21,454,682	1.7
74,895	Walgreens Boots Alliance, Inc.	2,798,077	0.2
148,502	Walmart, Inc.	21,056,099	1.6
		115,483,967	8.9
	Energy: 9.8%
202,061	Chevron Corp.	36,267,929	2.8
130,223	ConocoPhillips	15,366,314	1.2
16,434	EOG Resources, Inc.	2,128,532	0.2
430,547	Exxon Mobil Corp.	47,489,334	3.6
207,460	Kinder Morgan, Inc.	3,750,877	0.3
48,873	Marathon Petroleum Corp.	5,688,328	0.4
14,425	Occidental Petroleum Corp.	908,631	0.1
11,170	Pioneer Natural Resources Co.	2,551,116	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
147,553	Schlumberger Ltd.	$7,888,183	0.6
40,172	Valero Energy Corp.	5,096,220	0.4
		127,135,464	9.8
	Financials: 20.8%
58,935	American Express Co.	8,707,646	0.7
77,616	American International Group, Inc.	4,908,436	0.4
1,241	Aon PLC	372,474	0.0
733,780	Bank of America Corp.	24,302,794	1.9
188,489 (1)	Berkshire Hathaway, Inc. - Class B	58,224,252	4.5
15,677	Blackrock, Inc.	11,109,192	0.9
39,753	Capital One Financial Corp.	3,695,439	0.3
70,665	Charles Schwab Corp.	5,883,568	0.4
43,417	Chubb Ltd.	9,577,790	0.7
202,233	Citigroup, Inc.	9,146,998	0.7
37,465	CME Group, Inc.	6,300,114	0.5
34,266	Goldman Sachs Group, Inc.	11,766,259	0.9
57,643	Intercontinental Exchange, Inc.	5,913,595	0.4
304,739	JPMorgan Chase & Co.	40,865,500	3.1
5,537	Marsh & McLennan Cos., Inc.	916,263	0.1
69,000	Metlife, Inc.	4,993,530	0.4
951	Moody’s Corp.	264,968	0.0
128,800	Morgan Stanley	10,950,576	0.8
42,055	PNC Financial Services Group, Inc.	6,642,167	0.5
7,929	Progressive Corp.	1,028,471	0.1
34,012	S&P Global, Inc.	11,391,979	0.9
24,430	Travelers Cos, Inc.	4,580,381	0.3
138,869	Truist Financial Corp.	5,975,533	0.5
140,183	US Bancorp	6,113,381	0.5
396,226	Wells Fargo & Co.	16,360,171	1.3
		269,991,477	20.8
	Health Care: 22.0%
155,503	Abbott Laboratories	17,072,674	1.3
8,926	Amgen, Inc.	2,344,325	0.2
44,352	Baxter International, Inc.	2,260,621	0.2
29,663	Becton Dickinson & Co.	7,543,301	0.6
149,062 (1)	Boston Scientific Corp.	6,897,099	0.5
222,504	Bristol-Myers Squibb Co.	16,009,163	1.2
59,355 (1)	Centene Corp.	4,867,704	0.4
26,299	Cigna Corp.	8,713,911	0.7
136,950	CVS Health Corp.	12,762,370	1.0
63,032	Danaher Corp.	16,729,953	1.3
17,528	Elevance Health, Inc.	8,991,338	0.7
16,374	Eli Lilly & Co.	5,990,264	0.5
131,147	Gilead Sciences, Inc.	11,258,970	0.9
21,164	HCA Healthcare, Inc.	5,078,513	0.4
3,882	Humana, Inc.	1,988,322	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
16,409 (1)	Illumina, Inc.	$3,317,900	0.3
2,907 (1)	Intuitive Surgical, Inc.	771,372	0.1
274,960	Johnson & Johnson	48,571,684	3.7
11,914	McKesson Corp.	4,469,180	0.3
139,640	Medtronic PLC	10,852,821	0.8
153,556	Merck & Co., Inc.	17,037,038	1.3
32,583 (1)	Moderna, Inc.	5,852,558	0.4
590,497	Pfizer, Inc.	30,257,066	2.3
9,248 (1)	Regeneron Pharmaceuticals, Inc.	6,672,340	0.5
17,067	Stryker Corp.	4,172,711	0.3
35,891	Thermo Fisher Scientific, Inc.	19,764,815	1.5
8,795	UnitedHealth Group, Inc.	4,662,933	0.4
1,496 (1)	Vertex Pharmaceuticals, Inc.	432,015	0.0
		285,342,961	22.0
	Industrials: 7.9%
57,590	3M Co.	6,906,193	0.5
39,445 (1)	Boeing Co.	7,513,878	0.6
7,013	Caterpillar, Inc.	1,680,034	0.1
164,121	CSX Corp.	5,084,469	0.4
41,696	Eaton Corp. PLC	6,544,187	0.5
42,002	Emerson Electric Co.	4,034,712	0.3
25,076	FedEx Corp.	4,343,163	0.3
25,410	General Dynamics Corp.	6,304,475	0.5
108,001	General Electric Co.	9,049,404	0.7
49,710	Honeywell International, Inc.	10,652,853	0.8
3,224	Illinois Tool Works, Inc.	710,247	0.1
71,909	Johnson Controls International plc	4,602,176	0.4
19,839	L3Harris Technologies, Inc.	4,130,678	0.3
24,131	Norfolk Southern Corp.	5,946,361	0.5
13,504	Northrop Grumman Corp.	7,367,918	0.6
153,566	Raytheon Technologies Corp.	15,497,881	1.2
26,863 (1)	Uber Technologies, Inc.	664,322	0.0
8,294	United Parcel Service, Inc. - Class B	1,441,829	0.1
2,700	Waste Management, Inc.	423,576	0.0
		102,898,356	7.9
	Information Technology: 7.9%
35,774 (1)	Advanced Micro Devices, Inc.	2,317,082	0.2
42,826	Analog Devices, Inc.	7,024,749	0.5
3,577	Automatic Data Processing, Inc.	854,402	0.1
55,970 (1)	Block, Inc.	3,517,155	0.3
429,350	Cisco Systems, Inc.	20,454,234	1.6
53,573	Cognizant Technology Solutions Corp.	3,063,840	0.2
61,906	Fidelity National Information Services, Inc.	4,200,322	0.3
55,903 (1)	Fiserv, Inc.	5,650,116	0.4
427,537	Intel Corp.	11,299,803	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
31,215	International Business Machines Corp.	$4,397,881	0.3
88,592	Marvell Technology, Inc.	3,281,448	0.3
91,992	Micron Technology, Inc.	4,597,760	0.4
49,986	Oracle Corp.	4,085,856	0.3
82,397 (1)	PayPal Holdings, Inc.	5,868,314	0.4
11,025	Roper Technologies, Inc.	4,763,792	0.4
79,030 (1)	Salesforce, Inc.	10,478,588	0.8
2,049 (1)	Snowflake, Inc. - Class A	294,113	0.0
29,864	Texas Instruments, Inc.	4,934,130	0.4
11,323 (1)	VMware, Inc.	1,390,012	0.1
		102,473,597	7.9
	Materials: 2.7%
23,128	Air Products & Chemicals, Inc.	7,129,437	0.6
73,528	Dow, Inc.	3,705,076	0.3
3,031	Ecolab, Inc.	441,192	0.0
148,879	Freeport-McMoRan, Inc.	5,657,402	0.5
40,778	Linde PLC	13,300,968	1.0
82,969	Newmont Corp.	3,916,137	0.3
3,048	Southern Copper Corp.	184,069	0.0
		34,334,281	2.7
	Real Estate: 1.5%
11,294	American Tower Corp.	2,392,747	0.2
29,947	Digital Realty Trust, Inc.	3,002,786	0.2
2,373	Equinix, Inc.	1,554,386	0.1
96,172	ProLogis, Inc.	10,841,469	0.9
3,362	Public Storage, Inc.	941,999	0.1
		18,733,387	1.5
	Utilities: 4.1%
53,700	American Electric Power Co., Inc.	5,098,815	0.4
86,936	Dominion Energy, Inc.	5,330,915	0.4
80,437	Duke Energy Corp.	8,284,207	0.6
103,695	Exelon Corp.	4,482,735	0.4
207,485	NextEra Energy, Inc.	17,345,746	1.3
32,856	Sempra Energy	5,077,566	0.4
113,599	Southern Co.	8,112,105	0.6
		53,732,089	4.1
	Total Common Stock (Cost $1,082,725,169)	1,282,616,010	98.9
EXCHANGE-TRADED FUNDS: 0.8%
158,757	iShares Russell Top 200 Value ETF	10,314,442	0.8
	Total Exchange-Traded Funds (Cost $10,283,275)	10,314,442	0.8
	Total Long-Term Investments (Cost $1,093,008,444)	1,292,930,452	99.7

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
881,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $881,000)	$881,000	0.1
	Total Short-Term Investments (Cost $881,000)	881,000	0.1
	Total Investments in Securities (Cost $1,093,889,444)	$1,293,811,452	99.8
	Assets in Excess of Other Liabilities	2,992,613	0.2
	Net Assets	$1,296,804,065	100.0
(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$1,282,616,010	$—	$—	$1,282,616,010
Exchange-Traded Funds	10,314,442	—	—	10,314,442
Short-Term Investments	881,000	—	—	881,000
Total Investments, at fair value	$1,293,811,452	$—	$—	$1,293,811,452
Liabilities Table
Other Financial Instruments+
Futures	$(130,944)	$—	$—	$(130,944)
Total Liabilities	$(130,944)	$—	$—	$(130,944)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the following futures contracts were outstanding for Voya Russell™ Large Cap Value Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	22	03/17/23	$4,247,100	$(130,944)
			$4,247,100	$(130,944)
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$130,944
Total Liability Derivatives		$130,944

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(797,929)
Total	$(797,929)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(217,906)
Total	$(217,906)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,103,837,485.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$274,443,553
Gross Unrealized Depreciation	(84,600,530)
Net Unrealized Appreciation	$189,843,023
See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.7%
	Communication Services: 3.8%
1,010	Cable One, Inc.	$718,979	0.1
4,902	Electronic Arts, Inc.	598,926	0.1
2,311 (1)	Liberty Broadband Corp. - Series A	175,289	0.0
15,814 (1)	Liberty Broadband Corp. - Series C	1,206,134	0.1
676 (1)	Liberty Media Corp.- Liberty Formula One A Tracking Stock	36,119	0.0
6,411 (1)	Liberty Media Corp.- Liberty Formula One C Tracking Stock	383,250	0.0
5,931 (1)	Liberty Media Corp.- Liberty SiriusXM A Tracking Stock	233,148	0.0
12,272 (1)	Liberty Media Corp.- Liberty SiriusXM C Tracking Stock	480,203	0.1
22,242 (1)	Live Nation Entertainment, Inc.	1,551,157	0.2
2,714	Madison Square Garden Sports Corp.	497,558	0.1
74,496 (1)	Match Group, Inc.	3,090,839	0.3
941	Nexstar Media Group, Inc.	164,703	0.0
35,052 (1)	Pinterest, Inc.	851,063	0.1
23,611 (1)	Playtika Holding Corp.	200,930	0.0
127,632 (1)	ROBLOX Corp.	3,632,407	0.4
9,829 (1)	Roku, Inc.	400,040	0.1
39,935 (1)	Spotify Technology SA	3,152,868	0.3
38,580 (1)	Take-Two Interactive Software, Inc.	4,017,335	0.4
125,198 (1)	Trade Desk, Inc./The	5,612,626	0.6
2,376 (1)	TripAdvisor, Inc.	42,720	0.0
494,031 (1)	Warner Bros Discovery, Inc.	4,683,414	0.5
12,277	World Wrestling Entertainment, Inc.	841,220	0.1
78,400 (1)	ZoomInfo Technologies, Inc.	2,360,624	0.3
		34,931,552	3.8
	Consumer Discretionary: 15.2%
1,354	Advance Auto Parts, Inc.	199,079	0.0
19,360 (1)	Aptiv PLC	1,802,997	0.2
4,911 (1)	Autozone, Inc.	12,111,410	1.3
17,948	Best Buy Co., Inc.	1,439,609	0.2
4,610 (1)	Bright Horizons Family Solutions, Inc.	290,891	0.0
3,585	Brunswick Corp.	258,407	0.0
17,598 (1)	Burlington Stores, Inc.	3,568,170	0.4
40,146 (1)	Caesars Entertainment, Inc.	1,670,074	0.2
5,224 (1)	Carmax, Inc.	318,089	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
29,651 (1)(2)	Carvana Co.	$140,546	0.0
7,939 (1)	Chipotle Mexican Grill, Inc.	11,015,283	1.2
9,174	Choice Hotels International, Inc.	1,033,359	0.1
10,175	Churchill Downs, Inc.	2,151,300	0.2
47,170	D.R. Horton, Inc.	4,204,734	0.5
25,494	Darden Restaurants, Inc.	3,526,585	0.4
6,633 (1)	Deckers Outdoor Corp.	2,647,628	0.3
18,793 (1)	Dollar Tree, Inc.	2,658,082	0.3
7,356	Domino’s Pizza, Inc.	2,548,118	0.3
63,094 (1)	DoorDash, Inc.	3,080,249	0.3
100,944 (1)(2)	DraftKings, Inc.	1,149,752	0.1
20,139	eBay, Inc.	835,164	0.1
35,665 (1)	Etsy, Inc.	4,271,954	0.5
43,137 (1)	Expedia Group, Inc.	3,778,801	0.4
15,567 (1)	Five Below, Inc.	2,753,335	0.3
29,441 (1)	Floor & Decor Holdings, Inc.	2,049,977	0.2
3,208	Genuine Parts Co.	556,620	0.1
36,596	H&R Block, Inc.	1,336,120	0.1
54,954	Hilton Worldwide Holdings, Inc.	6,943,987	0.7
35,196 (1)	Las Vegas Sands Corp.	1,691,872	0.2
40,209 (1)(2)	Leslie’s, Inc.	490,952	0.1
142,389 (1)(2)	Lucid Group, Inc.	972,517	0.1
31,867 (1)	Lululemon Athletica, Inc.	10,209,549	1.1
48,327 (1)	Mattel, Inc.	862,154	0.1
16,211 (1)(2)	Mister Car Wash, Inc.	149,628	0.0
27,283 (2)	Nordstrom, Inc.	440,348	0.0
8,798 (1)(2)	Norwegian Cruise Line Holdings Ltd.	107,687	0.0
601 (1)	NVR, Inc.	2,772,161	0.3
914 (1)	Ollie’s Bargain Outlet Holdings, Inc.	42,812	0.0
7,219 (1)	O’Reilly Automotive, Inc.	6,093,053	0.7
17,544 (1)	Planet Fitness, Inc.	1,382,467	0.1
11,633	Polaris, Inc.	1,174,933	0.1
10,853	Pool Corp.	3,281,187	0.4
25,281	Pulte Group, Inc.	1,151,044	0.1
2,028 (1)(2)	RH	541,861	0.1
41,245	Ross Stores, Inc.	4,787,307	0.5
10,565 (1)	Six Flags Entertainment Corp.	245,636	0.0
5,742 (1)	Skechers USA, Inc.	240,877	0.0
9,324	Tapestry, Inc.	355,058	0.0
15,687	Toll Brothers, Inc.	783,095	0.1
7,678 (1)	TopBuild Corp.	1,201,530	0.1
31,504	Tractor Supply Co.	7,087,455	0.8
16,355	Travel + Leisure Co.	595,322	0.1
14,379 (1)	Ulta Beauty, Inc.	6,744,758	0.7
10,854	Vail Resorts, Inc.	2,587,051	0.3

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
16,543 (1)	Victoria’s Secret & Co.	$591,909	0.1
14,284 (1)	Wayfair, Inc.	469,801	0.1
48,640	Wendy’s Company	1,100,723	0.1
14,949	Williams-Sonoma, Inc.	1,717,939	0.2
17,182	Wyndham Hotels & Resorts, Inc.	1,225,248	0.1
3,746 (1)	Wynn Resorts Ltd.	308,933	0.0
24,599 (1)	YETI Holdings, Inc.	1,016,185	0.1
9,253	Yum! Brands, Inc.	1,185,124	0.1
		141,948,496	15.2
	Consumer Staples: 3.0%
24,117 (1)	BJ’s Wholesale Club Holdings, Inc.	1,595,581	0.2
2,556 (1)	Boston Beer Co., Inc.	842,253	0.1
7,628	Brown-Forman Corp. - Class A	501,617	0.1
30,786	Brown-Forman Corp. - Class B	2,022,025	0.2
31,381	Church & Dwight Co., Inc.	2,529,622	0.3
29,144	Clorox Co.	4,089,778	0.4
3,138 (1)	Darling Ingredients, Inc.	196,408	0.0
7,247 (1)	Freshpet, Inc.	382,424	0.0
1,875 (1)	Grocery Outlet Holding Corp.	54,731	0.0
36,107	Hershey Co.	8,361,298	0.9
39,859	Kellogg Co.	2,839,555	0.3
41,114	Lamb Weston Holdings, Inc.	3,673,947	0.4
35,330 (1)	Olaplex Holdings, Inc.	184,069	0.0
13,403 (1)	Performance Food Group Co.	782,601	0.1
6,917 (1)	Pilgrim’s Pride Corp.	164,140	0.0
		28,220,049	3.0
	Energy: 5.0%
52,659 (1)	Antero Resources Corp.	1,631,902	0.2
40,836	Cheniere Energy, Inc.	6,123,766	0.7
36,494	Coterra Energy, Inc.	896,658	0.1
90,751	Devon Energy Corp.	5,582,094	0.6
28,606	Diamondback Energy, Inc.	3,912,729	0.4
8,730	Enviva, Inc.	462,428	0.0
116,126	Halliburton Co.	4,569,558	0.5
62,908	Hess Corp.	8,921,613	0.9
15,713	New Fortress Energy, Inc.	666,545	0.1
14,331	Oneok, Inc.	941,547	0.1
50,552	Ovintiv, Inc.	2,563,492	0.3
13,426	PDC Energy, Inc.	852,282	0.1
44,332	Range Resources Corp.	1,109,187	0.1
22,462 (1)	Southwestern Energy Co.	131,403	0.0
64,455	Targa Resources Corp.	4,737,442	0.5
1,633	Texas Pacific Land Corp.	3,828,128	0.4
		46,930,774	5.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: 5.8%
19,350	Ameriprise Financial, Inc.	$6,025,009	0.7
105,131	Apollo Global Management, Inc.	6,706,306	0.7
32,838 (1)	Arch Capital Group Ltd.	2,061,570	0.2
43,748	Ares Management Corp.	2,994,113	0.3
6,767	Arthur J. Gallagher & Co.	1,275,850	0.2
922	Assurant, Inc.	115,305	0.0
118,570 (2)	Blue Owl Capital, Inc.	1,256,842	0.1
5,108	Brown & Brown, Inc.	291,003	0.0
190 (1)(2)	Credit Acceptance Corp.	90,136	0.0
5,292	Erie Indemnity Co.	1,316,226	0.2
3,430	Everest Re Group Ltd.	1,136,256	0.1
10,827	Factset Research Systems, Inc.	4,343,901	0.5
774	First Citizens BancShares, Inc.	586,971	0.1
10,018	Lincoln National Corp.	307,753	0.0
22,709	LPL Financial Holdings, Inc.	4,909,005	0.5
873 (1)	Markel Corp.	1,150,169	0.1
10,595	MarketAxess Holdings, Inc.	2,954,840	0.3
6,426	Morningstar, Inc.	1,391,807	0.2
16,692	MSCI, Inc. - Class A	7,764,618	0.8
4,455	Raymond James Financial, Inc.	476,017	0.1
6,717	RenaissanceRe Holdings Ltd.	1,237,473	0.1
18,027 (2)	Rocket Cos, Inc.	126,189	0.0
23,457 (1)	Ryan Specialty Holdings, Inc.	973,700	0.1
898	Signature Bank	103,468	0.0
10,683 (1)	SVB Financial Group	2,458,586	0.3
19,412	Tradeweb Markets, Inc.	1,260,421	0.1
3,829 (1)(2)	Upstart Holdings, Inc.	50,619	0.0
23,930 (2)	UWM Holdings Corp.	79,208	0.0
18,456	Western Alliance Bancorp.	1,099,239	0.1
		54,542,600	5.8
	Health Care: 17.5%
23,518 (1)	10X Genomics, Inc.	856,996	0.1
75,795	Agilent Technologies, Inc.	11,342,722	1.2
50,366 (1)(2)	agilon health, Inc.	812,907	0.1
16,788 (1)	Align Technology, Inc.	3,540,589	0.4
35,067 (1)	Alnylam Pharmaceuticals, Inc.	8,333,673	0.9
44,276	AmerisourceBergen Corp.	7,336,976	0.8
161,613 (1)	Avantor, Inc.	3,408,418	0.4
44,380	Bio-Techne Corp.	3,678,214	0.4
30,580	Bruker Corp.	2,090,143	0.2
16,283 (1)	Catalent, Inc.	732,898	0.1
21,415 (1)	Certara, Inc.	344,139	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
13,419 (1)	Charles River Laboratories International, Inc.	$2,924,000	0.3
1,483	Chemed Corp.	756,968	0.1
15,864 (1)	DaVita, Inc.	1,184,565	0.1
4,979 (1)	Definitive Healthcare Corp.	54,719	0.0
109,971 (1)	DexCom, Inc.	12,453,116	1.3
14,857 (1)(2)	Doximity, Inc.	498,601	0.1
9,025 (1)	Exact Sciences Corp.	446,828	0.1
78,048 (1)	Exelixis, Inc.	1,251,890	0.1
1,454 (1)	Globus Medical, Inc.	107,989	0.0
27,796 (1)	Guardant Health, Inc.	756,051	0.1
58,731 (1)	Horizon Therapeutics Plc	6,683,588	0.7
1,066 (1)	ICU Medical, Inc.	167,874	0.0
23,452 (1)	Idexx Laboratories, Inc.	9,567,478	1.0
45,032 (1)	Incyte Corp., Ltd.	3,616,970	0.4
19,638 (1)	Insulet Corp.	5,781,231	0.6
37,021 (1)	Ionis Pharmaceuticals, Inc.	1,398,283	0.2
52,933 (1)	IQVIA Holdings, Inc.	10,845,442	1.2
31,320 (1)	Maravai LifeSciences Holdings, Inc.	448,189	0.1
10,352 (1)	Masimo Corp.	1,531,578	0.2
6,275 (1)	Mettler Toledo International, Inc.	9,070,199	1.0
12,680 (1)	Molina Healthcare, Inc.	4,187,190	0.5
25,880 (1)	Natera, Inc.	1,039,600	0.1
27,033 (1)	Neurocrine Biosciences, Inc.	3,228,821	0.4
22,185 (1)(2)	Novavax, Inc.	228,062	0.0
29,469 (1)	Novocure Ltd.	2,161,551	0.2
10,172 (1)	Penumbra, Inc.	2,262,863	0.2
11,232 (1)	Repligen Corp.	1,901,690	0.2
41,222	Resmed, Inc.	8,579,535	0.9
24,002 (1)	Sarepta Therapeutics, Inc.	3,110,179	0.3
38,783 (1)	Seagen, Inc.	4,984,003	0.5
1,270 (1)	Signify Health, Inc.	36,398	0.0
28,094 (1)	Sotera Health Co.	234,023	0.0
5,097 (1)	Syneos Health, Inc.	186,958	0.0
17,016 (1)	Tandem Diabetes Care, Inc.	764,869	0.1
4,382 (1)	Teladoc Health, Inc.	103,634	0.0
14,837 (1)	Ultragenyx Pharmaceutical, Inc.	687,398	0.1
39,755 (1)	Veeva Systems, Inc.	6,415,662	0.7
16,850 (1)	Waters Corp.	5,772,473	0.6
21,125	West Pharmaceutical Services, Inc.	4,971,769	0.5
		162,879,912	17.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 15.9%
18,273	Advanced Drainage Systems, Inc.	$1,497,838	0.2
2,283	AECOM	193,895	0.0
2,337	AGCO Corp.	324,119	0.0
19,797	Allegion Public Ltd.	2,083,832	0.2
20,781	Allison Transmission Holdings, Inc.	864,490	0.1
8,599	AO Smith Corp.	492,207	0.1
7,468	Armstrong World Industries, Inc.	512,230	0.1
14,913 (1)	Axon Enterprise, Inc.	2,474,514	0.3
37,446	Booz Allen Hamilton Holding Corp.	3,913,856	0.4
10,156	BWX Technologies, Inc.	589,860	0.1
12,366	Carlisle Cos., Inc.	2,914,048	0.3
8,905	CH Robinson Worldwide, Inc.	815,342	0.1
72,189 (1)(2)	ChargePoint Holdings, Inc.	687,961	0.1
23,045	Cintas Corp.	10,407,583	1.1
121,609 (1)	Copart, Inc.	7,404,772	0.8
6,929 (1)	Core & Main, Inc.	133,799	0.0
16,455 (1)	CoStar Group, Inc.	1,271,642	0.1
182,623 (1)	Delta Air Lines, Inc.	6,000,992	0.6
5,910	Donaldson Co., Inc.	347,922	0.0
1,029 (1)	Driven Brands Holdings, Inc.	28,102	0.0
17,338	Equifax, Inc.	3,369,814	0.4
13,983	Expeditors International Washington, Inc.	1,453,113	0.2
164,236	Fastenal Co.	7,771,648	0.8
12,703	Fortune Brands Innovations, Inc.	725,468	0.1
4,037 (1)	FTI Consulting, Inc.	641,076	0.1
17,770 (1)	Generac Holdings, Inc.	1,788,728	0.2
32,842	Graco, Inc.	2,208,953	0.2
3,273 (1)	GXO Logistics, Inc.	139,724	0.0
21,099	Heico Corp. - Class A - HEI.A	2,528,715	0.3
12,016	Heico Corp. - HEI	1,846,138	0.2
10,375	Howmet Aerospace, Inc.	408,879	0.0
2,469	Huntington Ingalls Industries, Inc.	569,549	0.1
31,647 (1)	IAA, Inc.	1,265,880	0.1
3,857	IDEX Corp.	880,669	0.1
20,948	JB Hunt Transport Services, Inc.	3,652,493	0.4
25,187	KBR, Inc.	1,329,874	0.1
9,064	Landstar System, Inc.	1,476,526	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
15,979	Lincoln Electric Holdings, Inc.	$2,308,806	0.2
72,488 (1)	Lyft, Inc.	798,818	0.1
3,330	Masco Corp.	155,411	0.0
12,661 (1)	Masterbrand, Inc.	95,591	0.0
1,049 (1)	Middleby Corp.	140,461	0.0
4,064	MSA Safety, Inc.	585,988	0.1
3,818	Nordson Corp.	907,615	0.1
28,339	Old Dominion Freight Line	8,042,041	0.9
14,513	Otis Worldwide Corp.	1,136,513	0.1
8,289	Parker Hannifin Corp.	2,412,099	0.3
73,631 (1)(2)	Plug Power, Inc.	910,815	0.1
22,164	Quanta Services, Inc.	3,158,370	0.3
3,765	Republic Services, Inc.	485,647	0.1
26,589	Robert Half International, Inc.	1,963,066	0.2
22,121	Rockwell Automation, Inc.	5,697,706	0.6
61,196	Rollins, Inc.	2,236,102	0.2
2,235 (1)	RXO, Inc.	38,442	0.0
7,715 (1)	SiteOne Landscape Supply, Inc.	905,124	0.1
28,246	Spirit Aerosystems Holdings, Inc.	836,082	0.1
6,164	Tetra Tech, Inc.	894,951	0.1
29,765	Toro Co.	3,369,398	0.4
38,092	Trane Technologies PLC	6,402,884	0.7
5,670	TransDigm Group, Inc.	3,570,116	0.4
40,240	TransUnion	2,283,620	0.2
31,421 (1)	Trex Co., Inc.	1,330,051	0.1
9,144 (1)	United Rentals, Inc.	3,249,960	0.3
830	Valmont Industries, Inc.	274,456	0.0
44,317	Verisk Analytics, Inc.	7,818,405	0.8
13,634	Vertiv Holdings Co.	186,240	0.0
4,971	Watsco, Inc.	1,239,767	0.1
6,722 (1)	Wesco International, Inc.	841,594	0.1
30,863 (1)	WillScot Mobile Mini Holdings Corp.	1,394,082	0.2
12,855	WW Grainger, Inc.	7,150,594	0.8
2,235 (1)	XPO, Inc.	74,403	0.0
7,154	Xylem, Inc.	791,018	0.1
		148,702,487	15.9
	Information Technology: 27.4%
18,904 (1)	Allegro MicroSystems, Inc.	567,498	0.1
17,125 (1)	Alteryx, Inc.	867,724	0.1
125,995	Amphenol Corp.	9,593,259	1.0
13,077 (1)	ANSYS, Inc.	3,159,272	0.3
62,419 (1)(2)	AppLovin Corp.	657,272	0.1
70,206 (1)	Arista Networks, Inc.	8,519,498	0.9
874 (1)	Arrow Electronics, Inc.	91,394	0.0
7,689 (1)	Aspen Technology, Inc.	1,579,321	0.2
48,089	Bentley Systems, Inc.	1,777,369	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
4,086 (1)	Black Knight, Inc.	$252,311	0.0
30,224	Broadridge Financial Solutions, Inc. ADR	4,053,945	0.4
77,842 (1)	Cadence Design Systems, Inc.	12,504,539	1.3
18,910 (1)	CCC Intelligent Solutions Holdings, Inc.	164,517	0.0
38,573	CDW Corp.	6,888,366	0.7
7,416 (1)	Ceridian HCM Holding, Inc.	475,736	0.1
80,678 (1)	Cloudflare, Inc.	3,647,452	0.4
46,142	Cognex Corp.	2,173,750	0.2
5,347 (1)	Coherent Corp.	187,680	0.0
35,426 (1)	Confluent, Inc.	787,874	0.1
12,710	Corning, Inc.	405,957	0.0
11,932 (1)	Coupa Software, Inc.	944,656	0.1
59,987 (1)	Crowdstrike Holdings, Inc.	6,316,031	0.7
75,744 (1)	Datadog, Inc.	5,567,184	0.6
11,027	Dell Technologies, Inc.	443,506	0.1
56,354 (1)	DocuSign, Inc.	3,123,139	0.3
18,195 (1)	DoubleVerify Holdings, Inc.	399,562	0.0
71,312 (1)	Dropbox, Inc.	1,595,963	0.2
56,732 (1)	Dynatrace, Inc.	2,172,836	0.2
22,071 (1)	Elastic NV	1,136,657	0.1
37,341 (1)	Enphase Energy, Inc.	9,893,871	1.1
42,334	Entegris, Inc.	2,776,687	0.3
15,658 (1)	EPAM Systems, Inc.	5,131,753	0.6
10,129 (1)	Euronet Worldwide, Inc.	955,975	0.1
6,926 (1)	Fair Isaac Corp.	4,145,765	0.4
19,969 (1)	Five9, Inc.	1,355,096	0.1
20,482 (1)	FleetCor Technologies, Inc.	3,762,134	0.4
184,115 (1)	Fortinet, Inc.	9,001,382	1.0
21,896 (1)	Gartner, Inc.	7,360,121	0.8
57,122	Gen Digital, Inc.	1,224,124	0.1
27,188	Genpact Ltd.	1,259,348	0.1
4,362 (1)(2)	GLOBALFOUNDRIES, Inc.	235,068	0.0
11,611 (1)	Globant SA	1,952,506	0.2
6,159 (1)	GoDaddy, Inc.	460,816	0.1
131,803	HP, Inc.	3,541,547	0.4
13,209 (1)	HubSpot, Inc.	3,819,118	0.4
1,803 (1)(2)	Informatica, Inc.	29,371	0.0
30,592	Jabil, Inc.	2,086,374	0.2
20,703	Jack Henry & Associates, Inc.	3,634,619	0.4
16,191 (1)	Jamf Holding Corp.	344,868	0.0
47,351 (1)	Keysight Technologies, Inc.	8,100,336	0.9
38,706 (1)	Lattice Semiconductor Corp.	2,511,245	0.3

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
10,919 (1)	Manhattan Associates, Inc.	$1,325,567	0.1
129,702	Microchip Technology, Inc.	9,111,566	1.0
18,917 (1)	MongoDB, Inc.	3,723,622	0.4
12,945	Monolithic Power Systems, Inc.	4,577,481	0.5
4,832	National Instruments Corp.	178,301	0.0
3,952 (1)	nCino, Inc.	104,491	0.0
1,899 (1)	NCR Corp.	44,456	0.0
61,991	NetApp, Inc.	3,723,179	0.4
15,197 (1)	New Relic, Inc.	857,871	0.1
34,127 (1)	Nutanix, Inc.	889,008	0.1
5,868 (1)	Okta, Inc.	400,960	0.0
77,241 (1)	ON Semiconductor Corp.	4,817,521	0.5
524,810 (1)	Palantir Technologies, Inc.	3,369,280	0.4
92,037	Paychex, Inc.	10,635,796	1.1
14,604 (1)	Paycom Software, Inc.	4,531,767	0.5
11,324 (1)	Paylocity Holding Corp.	2,199,800	0.2
11,790	Pegasystems, Inc.	403,690	0.0
14,603 (1)	Procore Technologies, Inc.	688,970	0.1
30,044 (1)	PTC, Inc.	3,606,482	0.4
80,248 (1)	Pure Storage, Inc. - Class A	2,147,436	0.2
24,302 (1)	RingCentral, Inc.	860,291	0.1
38,289 (1)	SentinelOne, Inc.	558,637	0.1
14,395 (1)	Shift4 Payments, Inc.	805,112	0.1
36,263 (1)	Smartsheet, Inc.	1,427,312	0.2
46,418 (1)	Splunk, Inc.	3,996,126	0.4
43,503 (1)	Synopsys, Inc.	13,890,073	1.5
15,819 (1)	Teradata Corp.	532,468	0.1
40,521	Teradyne, Inc.	3,539,509	0.4
24,201 (1)	Thoughtworks Holding, Inc.	246,608	0.0
72,721 (1)	Toast, Inc.	1,311,160	0.1
18,782 (1)	Twilio, Inc.	919,567	0.1
10,248 (1)	Tyler Technologies, Inc.	3,304,058	0.4
342	Ubiquiti, Inc.	93,547	0.0
9,840 (1)	UiPath, Inc.	125,066	0.0
47,635 (1)(2)	Unity Software, Inc.	1,361,885	0.1
12,390	Universal Display Corp.	1,338,616	0.1
2,832 (1)	VeriSign, Inc.	581,806	0.1
28,052	Vontier Corp.	542,245	0.1
36,876	Western Union Co.	507,783	0.1
8,987 (1)	WEX, Inc.	1,470,723	0.2
12,233 (1)	Wix.com Ltd.	939,861	0.1
6,035 (1)	Zebra Technologies Corp.	1,547,434	0.2
36,313 (1)	Zoom Video Communications, Inc.	2,459,843	0.3
24,074 (1)	Zscaler, Inc.	2,693,881	0.3
		256,027,247	27.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 3.8%
17,197	Albemarle Corp.	$3,729,341	0.4
14,010	Ardagh Metal Packaging SA	67,388	0.0
14,284	Avery Dennison Corp.	2,585,404	0.3
15,303 (1)	Axalta Coating Systems Ltd.	389,767	0.0
35,015	Ball Corp.	1,790,667	0.2
17,250	Berry Global Group, Inc.	1,042,418	0.1
55,854	CF Industries Holdings, Inc.	4,758,761	0.5
25,770	Chemours Co.	789,077	0.1
28,924	Crown Holdings, Inc.	2,377,842	0.2
8,652	Eagle Materials, Inc.	1,149,418	0.1
12,288	FMC Corp.	1,533,542	0.2
47,561 (1)	Ginkgo Bioworks Holdings, Inc.	80,378	0.0
67,255	Graphic Packaging Holding Co.	1,496,424	0.2
1,966	Louisiana-Pacific Corp.	116,387	0.0
1,561	Martin Marietta Materials, Inc.	527,571	0.1
11,932	Mosaic Co.	523,457	0.1
25,879 (1)	MP Materials Corp.	628,342	0.1
35,701	PPG Industries, Inc.	4,489,044	0.5
1,211	Royal Gold, Inc.	136,504	0.0
1,850	RPM International, Inc.	180,283	0.0
3,924	Scotts Miracle-Gro Co.	190,667	0.0
41,575	Sealed Air Corp.	2,073,761	0.2
50,432	Valvoline, Inc.	1,646,605	0.2
18,432	Vulcan Materials Co.	3,227,628	0.3
		35,530,676	3.8
	Real Estate: 2.0%
3,458	Apartment Income REIT Corp.	118,644	0.0
2,484	Camden Property Trust	277,910	0.0
43,885 (1)	CBRE Group, Inc.	3,377,389	0.4
31,054	Equity Lifestyle Properties, Inc.	2,006,088	0.2
4,498	Extra Space Storage, Inc.	662,016	0.1
61,676	Iron Mountain, Inc.	3,074,549	0.3
21,703	Lamar Advertising Co.	2,048,763	0.2
35,992 (1)	Opendoor Technologies, Inc.	41,751	0.0
6,937	SBA Communications Corp.	1,944,510	0.2
45,140	Simon Property Group, Inc.	5,303,047	0.6
995 (1)	Zillow Group, Inc. - Class A	31,054	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
2,794 (1)(2)	Zillow Group, Inc. - Class C	$89,995	0.0
		18,975,716	2.0
	Utilities: 0.3%
34,258	AES Corp.	985,260	0.1
2,018	National Fuel Gas Co.	127,740	0.0
64,660	Vistra Corp.	1,500,112	0.2
		2,613,112	0.3
	Total Common Stock (Cost $928,140,478)	931,302,621	99.7
EXCHANGE-TRADED FUNDS: 0.1%
3,743	iShares Russell Mid-Cap Growth ETF	312,915	0.1
	Total Exchange-Traded Funds (Cost $305,268)	312,915	0.1
	Total Long-Term Investments (Cost $928,445,746)	931,615,536	99.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 1.1%
2,323,457 (3)	Bank of America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $2,324,552, collateralized by various U.S. Government Agency Obligations, 1.500%- 6.500%, Market Value plus accrued interest $2,369,926, due 05/01/37-05/01/58)	2,323,457	0.3
2,323,500 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $2,324,595, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,369,970, due 01/15/23-11/20/72)	2,323,500	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
890,594 (3)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $891,009, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $908,406, due 04/11/23-10/31/29)	$890,594	0.1
2,323,457 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $2,324,552, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $2,369,926, due 09/01/24-10/20/52)	2,323,457	0.2
2,120,478 (3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $2,121,487, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,162,898, due 01/15/24-02/15/51)	2,120,478	0.2
	Total Repurchase Agreements (Cost $9,981,486)	9,981,486	1.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.1%
1,493,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $1,493,000)	$1,493,000	0.1
	Total Short-Term Investments (Cost $11,474,486)	11,474,486	1.2
	Total Investments in Securities (Cost $939,920,232)	$943,090,022	101.0
	Liabilities in Excess of Other Assets	(9,157,299)	(1.0)
	Net Assets	$933,932,723	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$931,302,621	$—	$—	$931,302,621
Exchange-Traded Funds	312,915	—	—	312,915
Short-Term Investments	1,493,000	9,981,486	—	11,474,486
Total Investments, at fair value	$933,108,536	$9,981,486	$—	$943,090,022
Liabilities Table
Other Financial Instruments+
Futures	$(60,577)	$—	$—	$(60,577)
Total Liabilities	$(60,577)	$—	$—	$(60,577)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the following futures contracts were outstanding for Voya Russell™ Mid Cap Growth Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P Mid 400 E-Mini	10	03/17/23	$2,442,600	$(60,577)
			$2,442,600	$(60,577)
See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$60,577
Total Liability Derivatives		$60,577

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(384,914)
Total	$(384,914)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(144,829)
Total	$(144,829)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $952,913,028.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$161,296,313
Gross Unrealized Depreciation	(171,179,897)
Net Unrealized Depreciation	$(9,883,584)
See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Communication Services: 3.3%
26,934 (1)	Altice USA, Inc.	$123,896	0.0
66,806 (1)(2)	AMC Entertainment Holdings, Inc.	271,900	0.0
746	Cable One, Inc.	531,048	0.1
32,387 (1)	Dish Network Corp. - Class A	454,714	0.0
35,834	Electronic Arts, Inc.	4,378,198	0.4
38,415	Fox Corp. - Class A	1,166,664	0.1
18,411	Fox Corp. - Class B	523,793	0.0
31,659 (1)(2)	Frontier Communications Parent, Inc.	806,671	0.1
9,934 (1)	IAC, Inc.	441,070	0.0
50,163	Interpublic Group of Cos., Inc.	1,670,930	0.1
2,253 (1)	Liberty Broadband Corp. - Series A	170,890	0.0
15,413 (1)	Liberty Broadband Corp. - Series C	1,175,550	0.1
2,722 (1)	Liberty Media Corp.- Liberty Formula One A Tracking Stock	145,436	0.0
25,941 (1)	Liberty Media Corp.- Liberty Formula One C Tracking Stock	1,550,753	0.1
9,701 (1)	Liberty Media Corp.- Liberty SiriusXM A Tracking Stock	381,346	0.0
20,005 (1)	Liberty Media Corp.- Liberty SiriusXM C Tracking Stock	782,796	0.1
20,160 (1)	Live Nation Entertainment, Inc.	1,405,958	0.1
132,804 (2)	Lumen Technologies, Inc.	693,237	0.1
2,450	Madison Square Garden Sports Corp.	449,159	0.0
36,031 (1)	Match Group, Inc.	1,494,926	0.1
20,992	New York Times Co.	681,400	0.1
49,103	News Corp - Class A	893,675	0.1
15,296	News Corp - Class B	282,058	0.0
4,685	Nexstar Media Group, Inc.	820,016	0.1
26,304	Omnicom Group	2,145,617	0.2
1,186 (2)	Paramount Global - Class A	23,257	0.0
74,557 (2)	Paramount Global - Class B	1,258,522	0.1
75,286 (1)	Pinterest, Inc.	1,827,944	0.2
11,707 (1)	Playtika Holding Corp.	99,627	0.0
57,842 (1)(2)	ROBLOX Corp.	1,646,183	0.1
15,740 (1)	Roku, Inc.	640,618	0.1
90,714 (2)	Sirius XM Holdings, Inc.	529,770	0.1
18,098 (1)	Spotify Technology SA	1,428,837	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Communication Services (continued)
21,116 (1)	Take-Two Interactive Software, Inc.	$2,198,809	0.2
56,739 (1)	Trade Desk, Inc./The	2,543,609	0.2
13,148 (1)	TripAdvisor, Inc.	236,401	0.0
305,029 (1)	Warner Bros Discovery, Inc.	2,891,675	0.2
5,564 (2)	World Wrestling Entertainment, Inc.	381,245	0.0
35,530 (1)	ZoomInfo Technologies, Inc.	1,069,808	0.1
		40,218,006	3.3
	Consumer Discretionary: 11.7%
27,015	ADT, Inc.	245,026	0.0
7,768	Advance Auto Parts, Inc.	1,142,129	0.1
34,956 (1)	Aptiv PLC	3,255,452	0.3
29,966	Aramark	1,238,794	0.1
4,358 (1)	Autonation, Inc.	467,613	0.0
2,451 (1)	Autozone, Inc.	6,044,607	0.5
29,576	Bath & Body Works, Inc.	1,246,333	0.1
25,987	Best Buy Co., Inc.	2,084,417	0.2
30,168	BorgWarner, Inc.	1,214,262	0.1
9,869	Boyd Gaming Corp.	538,157	0.0
7,433 (1)	Bright Horizons Family Solutions, Inc.	469,022	0.0
9,339	Brunswick Corp.	673,155	0.1
8,511 (1)(2)	Burlington Stores, Inc.	1,725,690	0.1
26,521 (1)	Caesars Entertainment, Inc.	1,103,274	0.1
16,232 (1)	Capri Holdings Ltd.	930,418	0.1
20,410 (1)(2)	Carmax, Inc.	1,242,765	0.1
126,114 (1)	Carnival Corp.	1,016,479	0.1
4,821	Carter’s, Inc.	359,695	0.0
13,428 (1)(2)	Carvana Co.	63,649	0.0
3,598 (1)	Chipotle Mexican Grill, Inc.	4,992,189	0.4
4,157	Choice Hotels International, Inc.	468,244	0.0
4,611	Churchill Downs, Inc.	974,904	0.1
4,655	Columbia Sportswear Co.	407,685	0.0
40,796	D.R. Horton, Inc.	3,636,555	0.3
15,827	Darden Restaurants, Inc.	2,189,349	0.2
3,404 (1)	Deckers Outdoor Corp.	1,358,741	0.1
6,872	Dick’s Sporting Goods, Inc.	826,633	0.1
27,474 (1)	Dollar Tree, Inc.	3,885,923	0.3
4,560	Domino’s Pizza, Inc.	1,579,584	0.1
32,309 (1)	DoorDash, Inc.	1,577,325	0.1
45,747 (1)(2)	DraftKings, Inc.	521,058	0.0
70,206	eBay, Inc.	2,911,443	0.2
16,163 (1)	Etsy, Inc.	1,936,004	0.2
19,549 (1)	Expedia Group, Inc.	1,712,492	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
7,055 (1)	Five Below, Inc.	$1,247,818	0.1
13,342 (1)	Floor & Decor Holdings, Inc.	929,003	0.1
34,701 (1)(2)	GameStop Corp.	640,580	0.1
25,144 (2)	Gap, Inc.	283,624	0.0
19,931	Garmin Ltd.	1,839,432	0.2
30,370	Gentex Corp.	828,190	0.1
17,950	Genuine Parts Co.	3,114,505	0.3
3,962 (1)	Grand Canyon Education, Inc.	418,625	0.0
20,079	H&R Block, Inc.	733,084	0.1
45,049	Hanesbrands, Inc.	286,512	0.0
17,389	Harley-Davidson, Inc.	723,382	0.1
16,984	Hasbro, Inc.	1,036,194	0.1
34,446	Hilton Worldwide Holdings, Inc.	4,352,597	0.4
6,119 (1)	Hyatt Hotels Corp.	553,464	0.0
15,003	Kohl’s Corp.	378,826	0.0
42,764 (1)	Las Vegas Sands Corp.	2,055,665	0.2
7,605	Lear Corp.	943,172	0.1
17,199	Leggett & Platt, Inc.	554,324	0.0
32,423	Lennar Corp. - Class A	2,934,282	0.2
1,905	Lennar Corp. - Class B	142,456	0.0
20,392 (1)(2)	Leslie’s, Inc.	248,986	0.0
3,505	Lithia Motors, Inc.	717,614	0.1
32,316	LKQ Corp.	1,725,998	0.1
68,722 (1)(2)	Lucid Group, Inc.	469,371	0.0
14,442 (1)	Lululemon Athletica, Inc.	4,626,928	0.4
34,834	Macy’s, Inc.	719,322	0.1
4,833	Marriott Vacations Worldwide Corp.	650,473	0.1
45,439 (1)	Mattel, Inc.	810,632	0.1
41,467	MGM Resorts International	1,390,389	0.1
10,154 (1)(2)	Mister Car Wash, Inc.	93,721	0.0
6,799 (1)	Mohawk Industries, Inc.	694,994	0.1
48,798	Newell Brands, Inc.	638,278	0.1
14,403	Nordstrom, Inc.	232,464	0.0
54,061 (1)(2)	Norwegian Cruise Line Holdings Ltd.	661,707	0.1
378 (1)	NVR, Inc.	1,743,555	0.1
8,066 (1)(2)	Ollie’s Bargain Outlet Holdings, Inc.	377,811	0.0
8,018 (1)	O’Reilly Automotive, Inc.	6,767,433	0.6
39,837 (1)(2)	Peloton Interactive, Inc.	316,306	0.0
19,968 (1)(2)	Penn Entertainment, Inc.	593,050	0.1
3,334	Penske Auto Group, Inc.	383,177	0.0
10,421 (1)	Petco Health & Wellness Co., Inc.	98,791	0.0
10,788 (1)	Planet Fitness, Inc.	850,094	0.1
7,114	Polaris, Inc.	718,514	0.1
4,918	Pool Corp.	1,486,859	0.1
29,302	Pulte Group, Inc.	1,334,120	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
8,386	PVH Corp.	$591,968	0.0
33,322 (1)(2)	QuantumScape Corp.	188,936	0.0
5,240 (2)	Ralph Lauren Corp.	553,711	0.0
2,457 (1)(2)	RH	656,486	0.1
67,181 (1)(2)	Rivian Automotive, Inc.	1,238,146	0.1
44,085	Ross Stores, Inc.	5,116,946	0.4
28,476 (1)	Royal Caribbean Cruises Ltd.	1,407,569	0.1
19,334	Service Corp. International	1,336,753	0.1
9,569 (1)	Six Flags Entertainment Corp.	222,479	0.0
17,293 (1)	Skechers USA, Inc.	725,441	0.1
31,300	Tapestry, Inc.	1,191,904	0.1
21,721	Tempur Sealy International, Inc.	745,682	0.1
6,673 (2)	Thor Industries, Inc.	503,745	0.0
13,724	Toll Brothers, Inc.	685,102	0.1
4,123 (1)	TopBuild Corp.	645,208	0.1
14,277	Tractor Supply Co.	3,211,897	0.3
10,308	Travel + Leisure Co.	375,211	0.0
6,516 (1)	Ulta Beauty, Inc.	3,056,460	0.3
24,257 (1)	Under Armour, Inc. - Class A	246,451	0.0
25,737 (1)	Under Armour, Inc. - Class C	229,574	0.0
5,200	Vail Resorts, Inc.	1,239,420	0.1
45,194	VF Corp.	1,247,806	0.1
10,485 (1)(2)	Victoria’s Secret & Co.	375,153	0.0
10,194 (1)(2)	Wayfair, Inc.	335,281	0.0
22,043	Wendy’s Company	498,833	0.0
6,894	Whirlpool Corp.	975,225	0.1
8,565	Williams-Sonoma, Inc.	984,290	0.1
11,220	Wyndham Hotels & Resorts, Inc.	800,098	0.1
13,473 (1)	Wynn Resorts Ltd.	1,111,118	0.1
11,148 (1)	YETI Holdings, Inc.	460,524	0.0
36,463	Yum! Brands, Inc.	4,670,181	0.4
		142,012,986	11.7
	Consumer Staples: 3.7%
21,754	Albertsons Cos, Inc.	451,178	0.0
17,321 (1)	BJ’s Wholesale Club Holdings, Inc.	1,145,957	0.1
1,221 (1)	Boston Beer Co., Inc.	402,344	0.0
5,880	Brown-Forman Corp. - Class A	386,669	0.0
23,727	Brown-Forman Corp. - Class B	1,558,389	0.1
17,883	Bunge Ltd.	1,784,187	0.2
25,060	Campbell Soup Co.	1,422,155	0.1
4,791	Casey’s General Stores, Inc.	1,074,861	0.1
31,394	Church & Dwight Co., Inc.	2,530,670	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
15,932	Clorox Co.	$2,235,737	0.2
60,858	Conagra Brands, Inc.	2,355,205	0.2
45,422 (1)	Coty, Inc - Class A	388,812	0.0
20,683 (1)	Darling Ingredients, Inc.	1,294,549	0.1
24,227	Flowers Foods, Inc.	696,284	0.1
5,875 (1)	Freshpet, Inc.	310,024	0.0
11,402 (1)	Grocery Outlet Holding Corp.	332,824	0.0
18,873	Hershey Co.	4,370,421	0.4
37,064	Hormel Foods Corp.	1,688,265	0.2
8,472	Ingredion, Inc.	829,663	0.1
13,327	JM Smucker Co.	2,111,796	0.2
32,963	Kellogg Co.	2,348,284	0.2
84,789	Kroger Co.	3,779,894	0.3
18,632	Lamb Weston Holdings, Inc.	1,664,955	0.1
32,411	McCormick & Co., Inc.	2,686,548	0.2
22,628	Molson Coors Beverage Co.	1,165,795	0.1
16,096 (1)	Olaplex Holdings, Inc.	83,860	0.0
19,658 (1)	Performance Food Group Co.	1,147,831	0.1
6,090 (1)	Pilgrim’s Pride Corp.	144,516	0.0
7,070 (1)	Post Holdings, Inc.	638,138	0.1
6,991 (2)	Reynolds Consumer Products, Inc.	209,590	0.0
33	Seaboard Corp.	124,582	0.0
5,151	Spectrum Brands Holdings, Inc.	313,799	0.0
36,832	Tyson Foods, Inc.	2,292,792	0.2
26,086 (1)	US Foods Holding Corp.	887,446	0.1
		44,858,020	3.7
	Energy: 5.3%
43,461	Antero Midstream Corp.	468,944	0.0
36,659 (1)	Antero Resources Corp.	1,136,062	0.1
41,416	APA Corp.	1,933,299	0.2
121,773	Baker Hughes Co.	3,595,957	0.3
32,185	Cheniere Energy, Inc.	4,826,463	0.4
15,655	Chesapeake Energy Corp.	1,477,362	0.1
101,466	Coterra Energy, Inc.	2,493,020	0.2
84,106	Devon Energy Corp.	5,173,360	0.4
22,704	Diamondback Energy, Inc.	3,105,453	0.3
12,527	DT Midstream, Inc.	692,242	0.1
3,940	Enviva, Inc.	208,702	0.0
47,642	EQT Corp.	1,611,729	0.1
116,176	Halliburton Co.	4,571,526	0.4
36,411	Hess Corp.	5,163,808	0.4
17,437	HF Sinclair Corp.	904,806	0.1
81,846	Marathon Oil Corp.	2,215,571	0.2
7,122	New Fortress Energy, Inc.	302,115	0.0
50,593	NOV, Inc.	1,056,888	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
57,477	Oneok, Inc.	$3,776,239	0.3
32,177	Ovintiv, Inc.	1,631,696	0.1
11,351	PDC Energy, Inc.	720,561	0.1
61,132	Phillips 66	6,362,619	0.5
30,440	Range Resources Corp.	761,609	0.1
142,234 (1)	Southwestern Energy Co.	832,069	0.1
29,210	Targa Resources Corp.	2,146,935	0.2
740	Texas Pacific Land Corp.	1,734,730	0.1
157,505	Williams Cos., Inc.	5,181,914	0.4
		64,085,679	5.3
	Financials: 13.8%
4,832	Affiliated Managers Group, Inc.	765,534	0.1
79,732	Aflac, Inc.	5,735,920	0.5
73,746	AGNC Investment Corp.	763,271	0.1
34,179	Allstate Corp.	4,634,672	0.4
38,572	Ally Financial, Inc.	943,085	0.1
8,698	American Financial Group, Inc.	1,194,061	0.1
13,745	Ameriprise Financial, Inc.	4,279,781	0.4
60,420 (2)	Annaly Capital Management, Inc.	1,273,654	0.1
62,525	Apollo Global Management, Inc.	3,988,470	0.3
45,791 (1)	Arch Capital Group Ltd.	2,874,759	0.2
19,826	Ares Management Corp.	1,356,891	0.1
26,903	Arthur J. Gallagher & Co.	5,072,292	0.4
6,878	Assurant, Inc.	860,163	0.1
7,445	Assured Guaranty Ltd.	463,526	0.0
10,057	Axis Capital Holdings Ltd.	544,788	0.0
5,111	Bank of Hawaii Corp.	396,409	0.0
94,984	Bank of New York Mellon Corp.	4,323,672	0.4
14,453	Bank OZK	578,987	0.0
53,735 (2)	Blue Owl Capital, Inc.	569,591	0.0
3,751	BOK Financial Corp.	389,316	0.0
8,870 (1)	Brighthouse Financial, Inc.	454,765	0.0
30,561	Brown & Brown, Inc.	1,741,060	0.1
26,762	Carlyle Group, Inc./The	798,578	0.1
13,686	Cboe Global Markets, Inc.	1,717,182	0.1
19,819	Cincinnati Financial Corp.	2,029,267	0.2
63,127	Citizens Financial Group, Inc.	2,485,310	0.2
3,512	CNA Financial Corp.	148,487	0.0
20,642 (1)(2)	Coinbase Global, Inc.	730,520	0.1
16,886	Comerica, Inc.	1,128,829	0.1
14,695	Commerce Bancshares, Inc.	1,000,289	0.1
10,364	Corebridge Financial, Inc.	207,902	0.0
867 (1)(2)	Credit Acceptance Corp.	411,305	0.0
7,540	Cullen/Frost Bankers, Inc.	1,008,098	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
35,282	Discover Financial Services	$3,451,638	0.3
18,281	East West Bancorp, Inc.	1,204,718	0.1
47,648	Equitable Holdings, Inc.	1,367,498	0.1
3,241 (2)	Erie Indemnity Co.	806,102	0.1
4,713	Evercore, Inc.	514,094	0.0
5,031	Everest Re Group Ltd.	1,666,619	0.1
2,309 (1)	F&G Annuities & Life, Inc.	46,203	0.0
4,907	Factset Research Systems, Inc.	1,968,737	0.2
33,578	Fidelity National Financial, Inc.	1,263,204	0.1
88,091	Fifth Third Bancorp	2,890,266	0.2
13,040	First American Financial Corp.	682,514	0.1
1,420	First Citizens BancShares, Inc.	1,076,871	0.1
16,510	First Hawaiian, Inc.	429,920	0.0
68,405	First Horizon Corp.	1,675,922	0.1
23,509	First Republic Bank	2,865,512	0.2
45,106	FNB Corp.	588,633	0.0
36,886 (2)	Franklin Resources, Inc.	973,053	0.1
11,560	Globe Life, Inc.	1,393,558	0.1
4,575	Hanover Insurance Group, Inc.	618,220	0.0
41,050	Hartford Financial Services Group, Inc.	3,112,821	0.3
185,544	Huntington Bancshares, Inc.	2,616,170	0.2
12,003	Interactive Brokers Group, Inc.	868,417	0.1
48,268	Invesco Ltd.	868,341	0.1
17,580	Janus Henderson Group PLC	413,482	0.0
25,894	Jefferies Financial Group, Inc.	887,646	0.1
8,210	Kemper Corp.	403,932	0.0
120,128	Keycorp	2,092,630	0.2
73,952	KKR & Co., Inc.	3,432,852	0.3
10,700	Lazard Ltd.	370,969	0.0
21,932	Lincoln National Corp.	673,751	0.1
25,396	Loews Corp.	1,481,349	0.1
10,291	LPL Financial Holdings, Inc.	2,224,605	0.2
22,228	M&T Bank Corp.	3,224,394	0.3
1,727 (1)	Markel Corp.	2,275,305	0.2
4,801	MarketAxess Holdings, Inc.	1,338,951	0.1
38,175	MGIC Investment Corp.	496,275	0.0
3,214	Morningstar, Inc.	696,120	0.1
10,046	MSCI, Inc. - Class A	4,673,098	0.4
44,453	Nasdaq, Inc.	2,727,192	0.2
86,520	New York Community Bancorp., Inc.	744,072	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
26,575	Northern Trust Corp.	$2,351,622	0.2
36,090	Old Republic International Corp.	871,573	0.1
14,837	OneMain Holdings, Inc.	494,220	0.0
15,022	PacWest Bancorp	344,755	0.0
9,687	Pinnacle Financial Partners, Inc.	711,026	0.1
9,207	Popular, Inc.	610,608	0.0
4,739	Primerica, Inc.	672,085	0.1
31,306	Principal Financial Group, Inc.	2,627,200	0.2
11,318	Prosperity Bancshares, Inc.	822,592	0.1
47,618	Prudential Financial, Inc.	4,736,086	0.4
25,168	Raymond James Financial, Inc.	2,689,201	0.2
120,845	Regions Financial Corp.	2,605,418	0.2
8,637	Reinsurance Group of America, Inc.	1,227,231	0.1
5,565	RenaissanceRe Holdings Ltd.	1,025,240	0.1
55,959	Rithm Capital Corp.	457,185	0.0
72,647 (1)(2)	Robinhood Markets, Inc.	591,347	0.0
14,605 (2)	Rocket Cos, Inc.	102,235	0.0
10,631 (1)	Ryan Specialty Holdings, Inc.	441,293	0.0
13,292	SEI Investments Co.	774,924	0.1
8,009	Signature Bank	922,797	0.1
32,325	SLM Corp.	536,595	0.0
104,140 (1)(2)	SoFi Technologies, Inc.	480,085	0.0
37,754	Starwood Property Trust, Inc.	692,031	0.1
47,438	State Street Corp.	3,679,766	0.3
13,354	Stifel Financial Corp.	779,473	0.1
7,588 (1)	SVB Financial Group	1,746,302	0.1
58,045	Synchrony Financial	1,907,359	0.2
18,610	Synovus Financial Corp.	698,806	0.1
28,448	T. Rowe Price Group, Inc.	3,102,539	0.3
6,448	TFS Financial Corp.	92,916	0.0
13,920	Tradeweb Markets, Inc.	903,826	0.1
27,927	Umpqua Holdings Corp.	498,497	0.0
25,613	Unum Group	1,050,901	0.1
9,079 (1)(2)	Upstart Holdings, Inc.	120,024	0.0
12,290 (2)	UWM Holdings Corp.	40,680	0.0
12,195	Virtu Financial, Inc.	248,900	0.0
12,581 (3)	Voya Financial, Inc.	773,606	0.1
22,339	Webster Financial Corp.	1,057,528	0.1
13,667	Western Alliance Bancorp.	814,007	0.1
323	White Mountains Insurance Group Ltd.	456,829	0.0
13,918	Willis Towers Watson PLC	3,404,064	0.3

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
7,744	Wintrust Financial Corp.	$654,523	0.1
26,614	WR Berkley Corp.	1,931,378	0.2
19,030	Zions Bancorp NA	935,515	0.1
		167,660,876	13.8
	Health Care: 10.9%
11,895 (1)	10X Genomics, Inc.	433,454	0.0
11,511 (1)	Acadia Healthcare Co., Inc.	947,586	0.1
38,251	Agilent Technologies, Inc.	5,724,262	0.5
24,438 (1)(2)	agilon health, Inc.	394,429	0.0
10,144 (1)	Align Technology, Inc.	2,139,370	0.2
15,892 (1)	Alnylam Pharmaceuticals, Inc.	3,776,734	0.3
4,133 (1)	Amedisys, Inc.	345,271	0.0
20,065	AmerisourceBergen Corp.	3,324,971	0.3
78,839 (1)	Avantor, Inc.	1,662,714	0.1
9,573	Azenta, Inc.	557,340	0.1
18,535 (1)	Biogen, Inc.	5,132,712	0.4
23,858 (1)	BioMarin Pharmaceutical, Inc.	2,469,064	0.2
2,764 (1)	Bio-Rad Laboratories, Inc.	1,162,234	0.1
20,113	Bio-Techne Corp.	1,666,965	0.1
13,859	Bruker Corp.	947,263	0.1
33,879	Cardinal Health, Inc.	2,604,279	0.2
23,132 (1)	Catalent, Inc.	1,041,171	0.1
14,963 (1)	Certara, Inc.	240,455	0.0
6,518 (1)	Charles River Laboratories International, Inc.	1,420,272	0.1
1,888	Chemed Corp.	963,692	0.1
6,281	Cooper Cos., Inc.	2,076,938	0.2
7,190 (1)	DaVita, Inc.	536,877	0.1
4,424 (1)	Definitive Healthcare Corp.	48,620	0.0
27,698	Dentsply Sirona, Inc.	881,904	0.1
49,838 (1)	DexCom, Inc.	5,643,655	0.5
14,449 (1)(2)	Doximity, Inc.	484,908	0.0
57,559 (1)	Elanco Animal Health, Inc.	703,371	0.1
12,658	Encompass Health Corp.	757,075	0.1
6,304 (1)	Enhabit, Inc.	82,961	0.0
6,544 (1)	Enovis Corp.	350,235	0.0
21,038 (1)	Envista Holdings Corp.	708,349	0.1
22,598 (1)	Exact Sciences Corp.	1,118,827	0.1
40,844 (1)	Exelixis, Inc.	655,138	0.1
9,872 (1)	Globus Medical, Inc.	733,193	0.1
12,597 (1)(2)	Guardant Health, Inc.	342,638	0.0
17,477 (1)	Henry Schein, Inc.	1,395,888	0.1
31,802 (1)	Hologic, Inc.	2,379,108	0.2
28,620 (1)	Horizon Therapeutics Plc	3,256,956	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
2,607 (1)(2)	ICU Medical, Inc.	$410,550	0.0
10,628 (1)	Idexx Laboratories, Inc.	4,335,799	0.4
23,593 (1)	Incyte Corp., Ltd.	1,894,990	0.2
8,900 (1)	Insulet Corp.	2,620,071	0.2
9,361 (1)	Integra LifeSciences Holdings Corp.	524,871	0.0
18,256 (1)	Ionis Pharmaceuticals, Inc.	689,529	0.1
23,989 (1)	IQVIA Holdings, Inc.	4,915,106	0.4
7,958 (1)	Jazz Pharmaceuticals PLC	1,267,789	0.1
11,449	Laboratory Corp. of America Holdings	2,696,011	0.2
14,137 (1)	Maravai LifeSciences Holdings, Inc.	202,300	0.0
6,132 (1)	Masimo Corp.	907,229	0.1
2,844 (1)	Mettler Toledo International, Inc.	4,110,860	0.3
5,768 (1)	Mirati Therapeutics, Inc.	261,348	0.0
7,405 (1)	Molina Healthcare, Inc.	2,445,279	0.2
12,625 (1)	Natera, Inc.	507,146	0.0
12,251 (1)	Neurocrine Biosciences, Inc.	1,463,259	0.1
10,047 (1)(2)	Novavax, Inc.	103,283	0.0
13,355 (1)(2)	Novocure Ltd.	979,589	0.1
15,058 (1)(2)	Oak Street Health, Inc.	323,898	0.0
32,848	Organon & Co.	917,445	0.1
4,610 (1)	Penumbra, Inc.	1,025,541	0.1
16,307	PerkinElmer, Inc.	2,286,568	0.2
17,359	Perrigo Co. PLC	591,768	0.1
15,217	Premier, Inc.	532,291	0.0
29,322 (1)	QIAGEN NV	1,462,288	0.1
14,675	Quest Diagnostics, Inc.	2,295,757	0.2
6,301 (1)	QuidelOrtho Corp.	539,807	0.1
7,149 (1)	Repligen Corp.	1,210,397	0.1
18,682	Resmed, Inc.	3,888,285	0.3
48,083	Royalty Pharma PLC	1,900,240	0.2
10,877 (1)	Sarepta Therapeutics, Inc.	1,409,442	0.1
17,576 (1)	Seagen, Inc.	2,258,692	0.2
10,463 (1)	Signify Health, Inc.	299,870	0.0
12,799 (1)	Sotera Health Co.	106,616	0.0
12,902	STERIS Public Ltd. Co.	2,382,870	0.2
13,245 (1)	Syneos Health, Inc.	485,827	0.0
8,248 (1)	Tandem Diabetes Care, Inc.	370,748	0.0
20,758 (1)(2)	Teladoc Health, Inc.	490,927	0.0
6,066	Teleflex, Inc.	1,514,256	0.1
13,740 (1)	Tenet Healthcare Corp.	670,375	0.1
8,631 (1)	Ultragenyx Pharmaceutical, Inc.	399,874	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
5,766 (1)	United Therapeutics Corp.	$1,603,467	0.1
8,020	Universal Health Services, Inc.	1,129,938	0.1
18,017 (1)	Veeva Systems, Inc.	2,907,583	0.2
156,654	Viatris, Inc.	1,743,559	0.1
7,636 (1)	Waters Corp.	2,615,941	0.2
9,574	West Pharmaceutical Services, Inc.	2,253,241	0.2
27,126	Zimmer Biomet Holdings, Inc.	3,458,565	0.3
		132,521,964	10.9
	Industrials: 15.6%
4,143	Acuity Brands, Inc.	686,122	0.1
8,281	Advanced Drainage Systems, Inc.	678,794	0.1
17,022	AECOM	1,445,678	0.1
8,023	AGCO Corp.	1,112,710	0.1
13,428	Air Lease Corp.	515,904	0.0
15,991 (1)	Alaska Air Group, Inc.	686,654	0.1
11,328	Allegion Public Ltd.	1,192,385	0.1
11,906	Allison Transmission Holdings, Inc.	495,290	0.0
83,492 (1)	American Airlines Group, Inc.	1,062,018	0.1
29,793	Ametek, Inc.	4,162,678	0.3
16,172	AO Smith Corp.	925,685	0.1
5,855	Armstrong World Industries, Inc.	401,594	0.0
3,301 (1)	Avis Budget Group, Inc.	541,133	0.0
8,732 (1)	Axon Enterprise, Inc.	1,448,901	0.1
14,378 (1)	AZEK Co., Inc./The	292,161	0.0
16,970	Booz Allen Hamilton Holding Corp.	1,773,704	0.1
18,799 (1)	Builders FirstSource, Inc.	1,219,679	0.1
11,801	BWX Technologies, Inc.	685,402	0.1
2,995 (1)	CACI International, Inc.	900,267	0.1
6,648	Carlisle Cos., Inc.	1,566,601	0.1
108,071	Carrier Global Corp.	4,457,929	0.4
15,003	CH Robinson Worldwide, Inc.	1,373,675	0.1
32,715 (1)(2)	ChargePoint Holdings, Inc.	311,774	0.0
11,194	Cintas Corp.	5,055,434	0.4
61,018 (1)	Clarivate PLC	508,890	0.0
6,589 (1)	Clean Harbors, Inc.	751,937	0.1
3,708 (1)(2)	Copa Holdings S.A. - Class A	308,394	0.0
55,113 (1)	Copart, Inc.	3,355,831	0.3
9,175 (1)	Core & Main, Inc.	177,169	0.0
52,150 (1)	CoStar Group, Inc.	4,030,152	0.3
6,080	Crane Holdings Co.	610,736	0.0
18,224	Cummins, Inc.	4,415,493	0.4
4,950	Curtiss-Wright Corp.	826,600	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
82,763 (1)	Delta Air Lines, Inc.	$2,719,592	0.2
15,944	Donaldson Co., Inc.	938,623	0.1
18,110	Dover Corp.	2,452,275	0.2
8,039 (1)	Driven Brands Holdings, Inc.	219,545	0.0
32,498	Dun & Bradstreet Holdings, Inc.	398,425	0.0
15,715	Equifax, Inc.	3,054,367	0.2
6,552	Esab Corp.	307,420	0.0
20,509	Expeditors International Washington, Inc.	2,131,295	0.2
74,430	Fastenal Co.	3,522,028	0.3
16,830	Flowserve Corp.	516,344	0.0
45,782	Fortive Corp.	2,941,494	0.2
16,688	Fortune Brands Innovations, Inc.	953,052	0.1
4,356 (1)	FTI Consulting, Inc.	691,733	0.1
13,891 (1)	Gates Industrial Corp. PLC	158,496	0.0
8,053 (1)	Generac Holdings, Inc.	810,615	0.1
21,696	Graco, Inc.	1,459,273	0.1
13,654 (1)	GXO Logistics, Inc.	582,889	0.0
8,861 (1)	Hayward Holdings, Inc.	83,293	0.0
10,205	Heico Corp. - Class A - HEI.A	1,223,069	0.1
5,812	Heico Corp. - HEI	892,956	0.1
24,404 (1)(2)	Hertz Global Holdings, Inc.	375,578	0.0
10,831	Hexcel Corp.	637,404	0.1
47,977	Howmet Aerospace, Inc.	1,890,774	0.2
6,922	Hubbell, Inc.	1,624,455	0.1
5,087	Huntington Ingalls Industries, Inc.	1,173,469	0.1
17,300 (1)	IAA, Inc.	692,000	0.1
9,821	IDEX Corp.	2,242,429	0.2
52,520	Ingersoll Rand, Inc.	2,744,170	0.2
10,791	ITT, Inc.	875,150	0.1
16,524	Jacobs Solutions, Inc.	1,984,037	0.2
10,655	JB Hunt Transport Services, Inc.	1,857,806	0.2
41,458 (1)	JetBlue Airways Corp.	268,648	0.0
17,615	KBR, Inc.	930,072	0.1
7,716 (1)	Kirby Corp.	496,525	0.0
20,166	Knight-Swift Transportation Holdings, Inc.	1,056,900	0.1
4,610	Landstar System, Inc.	750,969	0.1
17,609	Leidos Holdings, Inc.	1,852,291	0.2
4,130	Lennox International, Inc.	988,020	0.1
7,242	Lincoln Electric Holdings, Inc.	1,046,397	0.1
41,064 (1)	Lyft, Inc.	452,525	0.0
6,495	Manpowergroup, Inc.	540,449	0.0
29,125	Masco Corp.	1,359,264	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
7,879 (1)	Mastec, Inc.	$672,315	0.1
16,620 (1)	Masterbrand, Inc.	125,481	0.0
26,110	MDU Resources Group, Inc.	792,177	0.1
6,359 (1)	Mercury Systems, Inc.	284,502	0.0
6,912 (1)	Middleby Corp.	925,517	0.1
4,772	MSA Safety, Inc.	688,075	0.1
5,972	MSC Industrial Direct Co.	487,912	0.0
7,394	Nordson Corp.	1,757,702	0.1
21,353	nVent Electric PLC	821,450	0.1
12,843	Old Dominion Freight Line	3,644,587	0.3
8,488	Oshkosh Corp.	748,557	0.1
53,910	Otis Worldwide Corp.	4,221,692	0.3
12,058	Owens Corning, Inc.	1,028,547	0.1
44,116	Paccar, Inc.	4,366,161	0.4
16,549	Parker Hannifin Corp.	4,815,759	0.4
21,269	Pentair PLC	956,680	0.1
67,141 (1)(2)	Plug Power, Inc.	830,534	0.1
18,396	Quanta Services, Inc.	2,621,430	0.2
8,552	Regal Rexnord Corp.	1,026,069	0.1
26,666	Republic Services, Inc.	3,439,647	0.3
13,662	Robert Half International, Inc.	1,008,665	0.1
14,852	Rockwell Automation, Inc.	3,825,430	0.3
29,950	Rollins, Inc.	1,094,373	0.1
13,178 (1)	RXO, Inc.	226,662	0.0
6,279	Ryder System, Inc.	524,736	0.0
6,963	Schneider National, Inc.	162,934	0.0
7,106	Science Applications International Corp.	788,269	0.1
19,545	Sensata Technologies Holding PLC	789,227	0.1
5,751 (1)	SiteOne Landscape Supply, Inc.	674,707	0.1
6,797	Snap-On, Inc.	1,553,047	0.1
76,568 (1)	Southwest Airlines Co.	2,578,045	0.2
13,489	Spirit Aerosystems Holdings, Inc.	399,274	0.0
19,090	Stanley Black & Decker, Inc.	1,434,041	0.1
11,847 (1)	Stericycle, Inc.	591,047	0.0
26,922 (1)	Sunrun, Inc.	646,666	0.1
6,797	Tetra Tech, Inc.	986,856	0.1
26,958	Textron, Inc.	1,908,626	0.2
7,905	Timken Co.	558,646	0.0
13,489	Toro Co.	1,526,955	0.1
29,712	Trane Technologies PLC	4,994,290	0.4
6,640	TransDigm Group, Inc.	4,180,876	0.3
24,879	TransUnion	1,411,883	0.1
14,240 (1)	Trex Co., Inc.	602,779	0.0
1,158	U-Haul Holding Co.	69,700	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
10,467	U-Haul Holding Co. - Non-Voting	$575,476	0.0
42,168 (1)	United Airlines Holdings, Inc.	1,589,734	0.1
9,029 (1)	United Rentals, Inc.	3,209,087	0.3
20,783 (1)	Univar Solutions, Inc.	660,899	0.1
2,716	Valmont Industries, Inc.	898,100	0.1
20,084	Verisk Analytics, Inc.	3,543,219	0.3
39,239	Vertiv Holdings Co.	536,005	0.0
4,258	Watsco, Inc.	1,061,945	0.1
5,759 (1)	Wesco International, Inc.	721,027	0.1
23,403	Westinghouse Air Brake Technologies Corp.	2,335,853	0.2
26,291 (1)	WillScot Mobile Mini Holdings Corp.	1,187,564	0.1
7,608 (2)	Woodward, Inc.	735,009	0.1
5,826	WW Grainger, Inc.	3,240,713	0.3
13,231 (1)	XPO, Inc.	440,460	0.0
23,158	Xylem, Inc.	2,560,580	0.2
		189,961,689	15.6
	Information Technology: 15.3%
28,121 (1)(2)	Affirm Holdings, Inc.	271,930	0.0
20,026 (1)	Akamai Technologies, Inc.	1,688,192	0.1
8,567 (1)	Allegro MicroSystems, Inc.	257,181	0.0
7,761 (1)	Alteryx, Inc.	393,250	0.0
15,615	Amdocs Ltd.	1,419,404	0.1
75,730	Amphenol Corp.	5,766,082	0.5
11,246 (1)	ANSYS, Inc.	2,716,921	0.2
28,288 (1)	AppLovin Corp.	297,873	0.0
31,817 (1)	Arista Networks, Inc.	3,860,993	0.3
7,918 (1)	Arrow Electronics, Inc.	827,985	0.1
3,485 (1)	Aspen Technology, Inc.	715,819	0.1
11,755	Avnet, Inc.	488,773	0.0
21,794 (2)	Bentley Systems, Inc.	805,506	0.1
12,783 (1)	Bill.com Holdings, Inc.	1,392,836	0.1
19,978 (1)	Black Knight, Inc.	1,233,642	0.1
15,085	Broadridge Financial Solutions, Inc. ADR	2,023,351	0.2
35,277 (1)	Cadence Design Systems, Inc.	5,666,897	0.5
22,088 (1)	CCC Intelligent Solutions Holdings, Inc.	192,166	0.0
17,481	CDW Corp.	3,121,757	0.3
17,690 (1)	Ceridian HCM Holding, Inc.	1,134,814	0.1
19,046 (1)	Ciena Corp.	970,965	0.1
7,082 (1)	Cirrus Logic, Inc.	527,467	0.0
36,563 (1)(2)	Cloudflare, Inc.	1,653,013	0.1
22,461	Cognex Corp.	1,058,138	0.1
15,337 (1)	Coherent Corp.	538,329	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
5,495	Concentrix Corp.	$731,714	0.1
16,055 (1)	Confluent, Inc.	357,063	0.0
97,629	Corning, Inc.	3,118,270	0.3
9,726 (1)	Coupa Software, Inc.	770,007	0.1
27,186 (1)	Crowdstrike Holdings, Inc.	2,862,414	0.2
34,327 (1)	Datadog, Inc.	2,523,035	0.2
32,662	Dell Technologies, Inc.	1,313,666	0.1
25,539 (1)	DocuSign, Inc.	1,415,371	0.1
7,888	Dolby Laboratories, Inc.	556,420	0.1
9,440 (1)	DoubleVerify Holdings, Inc.	207,302	0.0
34,676 (1)	Dropbox, Inc.	776,049	0.1
29,735 (1)	DXC Technology Co.	787,978	0.1
25,711 (1)	Dynatrace, Inc.	984,731	0.1
10,002 (1)	Elastic NV	515,103	0.0
16,923 (1)	Enphase Energy, Inc.	4,483,918	0.4
19,186	Entegris, Inc.	1,258,410	0.1
7,096 (1)	EPAM Systems, Inc.	2,325,643	0.2
6,104 (1)	Euronet Worldwide, Inc.	576,096	0.1
7,697 (1)	F5, Inc.	1,104,596	0.1
3,139 (1)	Fair Isaac Corp.	1,878,943	0.2
13,733 (1)	First Solar, Inc.	2,057,066	0.2
9,050 (1)	Five9, Inc.	614,133	0.1
9,282 (1)	FleetCor Technologies, Inc.	1,704,918	0.1
83,440 (1)	Fortinet, Inc.	4,079,382	0.3
9,923 (1)	Gartner, Inc.	3,335,517	0.3
72,310	Gen Digital, Inc.	1,549,603	0.1
23,336	Genpact Ltd.	1,080,924	0.1
34,699	Global Payments, Inc.	3,446,305	0.3
8,196 (1)(2)	GLOBALFOUNDRIES, Inc.	441,682	0.0
5,262 (1)	Globant SA	884,858	0.1
20,229 (1)	GoDaddy, Inc.	1,513,534	0.1
10,594 (1)(2)	Guidewire Software, Inc.	662,761	0.1
166,192	Hewlett Packard Enterprise Co.	2,652,424	0.2
130,135	HP, Inc.	3,496,727	0.3
5,986 (1)	HubSpot, Inc.	1,730,732	0.1
4,717 (1)(2)	Informatica, Inc.	76,840	0.0
4,214 (1)	IPG Photonics Corp.	398,939	0.0
16,990	Jabil, Inc.	1,158,718	0.1
9,382	Jack Henry & Associates, Inc.	1,647,104	0.1
8,552 (1)	Jamf Holding Corp.	182,158	0.0
41,311	Juniper Networks, Inc.	1,320,300	0.1
23,174 (1)	Keysight Technologies, Inc.	3,964,376	0.3
26,417 (1)	Kyndryl Holdings, Inc.	293,757	0.0
17,541 (1)	Lattice Semiconductor Corp.	1,138,060	0.1
3,124	Littelfuse, Inc.	687,905	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
8,804 (1)	Lumentum Holdings, Inc.	$459,305	0.0
8,020 (1)	Manhattan Associates, Inc.	973,628	0.1
68,829	Microchip Technology, Inc.	4,835,237	0.4
7,406	MKS Instruments, Inc.	627,510	0.1
8,573 (1)	MongoDB, Inc.	1,687,509	0.1
5,866	Monolithic Power Systems, Inc.	2,074,276	0.2
21,291	Motorola Solutions, Inc.	5,486,904	0.5
16,903	National Instruments Corp.	623,721	0.1
8,965 (1)(2)	nCino, Inc.	237,035	0.0
16,431 (1)	NCR Corp.	384,650	0.0
28,094	NetApp, Inc.	1,687,326	0.1
6,887 (1)	New Relic, Inc.	388,771	0.0
29,685 (1)	Nutanix, Inc.	773,294	0.1
19,556 (1)	Okta, Inc.	1,336,261	0.1
56,097 (1)	ON Semiconductor Corp.	3,498,770	0.3
237,840 (1)	Palantir Technologies, Inc.	1,526,933	0.1
41,711	Paychex, Inc.	4,820,123	0.4
6,619 (1)	Paycom Software, Inc.	2,053,942	0.2
7,078 (1)	Paycor HCM, Inc.	173,199	0.0
5,132 (1)	Paylocity Holding Corp.	996,942	0.1
5,322	Pegasystems, Inc.	182,225	0.0
9,191 (1)	Procore Technologies, Inc.	433,631	0.0
13,616 (1)	PTC, Inc.	1,634,465	0.1
36,368 (1)	Pure Storage, Inc. - Class A	973,208	0.1
13,072 (1)	Qorvo, Inc.	1,184,846	0.1
11,014 (1)	RingCentral, Inc.	389,896	0.0
24,683 (1)	SentinelOne, Inc.	360,125	0.0
6,524 (1)	Shift4 Payments, Inc.	364,887	0.0
20,791	Skyworks Solutions, Inc.	1,894,684	0.2
16,434 (1)	Smartsheet, Inc.	646,842	0.1
21,036 (1)	Splunk, Inc.	1,810,989	0.2
28,523	SS&C Technologies Holdings, Inc.	1,484,907	0.1
19,715 (1)	Synopsys, Inc.	6,294,802	0.5
5,509	TD SYNNEX Corp.	521,757	0.0
5,987 (1)	Teledyne Technologies, Inc.	2,394,261	0.2
13,227 (1)	Teradata Corp.	445,221	0.0
20,247	Teradyne, Inc.	1,768,575	0.2
11,025 (1)	Thoughtworks Holding, Inc.	112,345	0.0
32,957 (1)	Toast, Inc.	594,215	0.1
31,828 (1)	Trimble, Inc.	1,609,224	0.1
22,518 (1)	Twilio, Inc.	1,102,481	0.1
5,320 (1)	Tyler Technologies, Inc.	1,715,221	0.1
536	Ubiquiti, Inc.	146,612	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
48,727 (1)	UiPath, Inc.	$619,320	0.1
32,077 (1)(2)	Unity Software, Inc.	917,081	0.1
5,615	Universal Display Corp.	606,645	0.1
11,996 (1)	VeriSign, Inc.	2,464,458	0.2
9,287 (1)	Viasat, Inc.	293,934	0.0
20,406	Vontier Corp.	394,448	0.0
41,093 (1)	Western Digital Corp.	1,296,484	0.1
49,738	Western Union Co.	684,892	0.1
5,625 (1)	WEX, Inc.	920,531	0.1
7,126 (1)	Wix.com Ltd.	547,491	0.0
15,918 (1)	Wolfspeed, Inc.	1,098,979	0.1
6,671 (1)	Zebra Technologies Corp.	1,710,511	0.1
32,652 (1)	Zoom Video Communications, Inc.	2,211,846	0.2
10,910 (1)	Zscaler, Inc.	1,220,829	0.1
		185,386,940	15.3
	Materials: 6.2%
15,133	Albemarle Corp.	3,281,742	0.3
22,852	Alcoa Corp.	1,039,080	0.1
193,923	Amcor PLC	2,309,623	0.2
8,464	Aptargroup, Inc.	930,871	0.1
19,198	Ardagh Metal Packaging SA	92,342	0.0
6,547	Ashland, Inc.	703,999	0.1
10,526	Avery Dennison Corp.	1,905,206	0.2
28,540 (1)	Axalta Coating Systems Ltd.	726,914	0.1
39,870	Ball Corp.	2,038,952	0.2
16,186	Berry Global Group, Inc.	978,120	0.1
14,000	Celanese Corp. - Series A	1,431,360	0.1
25,313	CF Industries Holdings, Inc.	2,156,668	0.2
19,368	Chemours Co.	593,048	0.0
66,056 (1)	Cleveland-Cliffs, Inc.	1,064,162	0.1
92,509	Corteva, Inc.	5,437,679	0.4
14,878	Crown Holdings, Inc.	1,223,120	0.1
64,846	DuPont de Nemours, Inc.	4,450,381	0.4
4,724	Eagle Materials, Inc.	627,583	0.0
15,460	Eastman Chemical Co.	1,259,062	0.1
29,141	Element Solutions, Inc.	530,075	0.0
16,283	FMC Corp.	2,032,118	0.2
112,421 (1)	Ginkgo Bioworks Holdings, Inc.	189,992	0.0
39,532	Graphic Packaging Holding Co.	879,587	0.1
23,564	Huntsman Corp.	647,539	0.0
32,953	International Flavors & Fragrances, Inc.	3,454,793	0.3
45,916	International Paper Co.	1,590,071	0.1
9,187	Louisiana-Pacific Corp.	543,870	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
33,226	LyondellBasell Industries NV - Class A	$2,758,755	0.2
8,041	Martin Marietta Materials, Inc.	2,717,617	0.2
43,966	Mosaic Co.	1,928,788	0.2
11,728 (1)	MP Materials Corp.	284,756	0.0
761	NewMarket Corp.	236,755	0.0
33,155	Nucor Corp.	4,370,161	0.4
16,314	Olin Corp.	863,663	0.1
11,797	Packaging Corp. of America	1,508,954	0.1
30,469	PPG Industries, Inc.	3,831,172	0.3
7,549	Reliance Steel & Aluminum Co.	1,528,220	0.1
8,471	Royal Gold, Inc.	954,851	0.1
16,498 (2)	RPM International, Inc.	1,607,730	0.1
5,217 (2)	Scotts Miracle-Gro Co.	253,494	0.0
18,841	Sealed Air Corp.	939,789	0.1
10,869	Silgan Holdings, Inc.	563,449	0.0
12,578	Sonoco Products Co.	763,610	0.1
26,628	SSR Mining, Inc.	417,261	0.0
21,522	Steel Dynamics, Inc.	2,102,699	0.2
30,005	United States Steel Corp.	751,625	0.1
22,855	Valvoline, Inc.	746,216	0.1
17,117	Vulcan Materials Co.	2,997,358	0.2
4,266	Westlake Corp.	437,436	0.0
32,762	WestRock Co.	1,151,912	0.1
		75,834,228	6.2
	Real Estate: 7.6%
20,945	Alexandria Real Estate Equities, Inc.	3,051,058	0.3
39,789	American Homes 4 Rent	1,199,240	0.1
34,744	Americold Realty Trust, Inc.	983,603	0.1
19,351	Apartment Income REIT Corp.	663,933	0.1
18,060	AvalonBay Communities, Inc.	2,917,051	0.2
20,260	Boston Properties, Inc.	1,369,171	0.1
38,555	Brixmor Property Group, Inc.	874,042	0.1
13,401	Camden Property Trust	1,499,304	0.1
40,755 (1)	CBRE Group, Inc.	3,136,505	0.3
19,522	Cousins Properties, Inc.	493,711	0.0
28,894	CubeSmart	1,162,983	0.1
21,847	Douglas Emmett, Inc.	342,561	0.0
5,317	EastGroup Properties, Inc.	787,235	0.1
9,569	EPR Properties	360,943	0.0
22,959	Equity Lifestyle Properties, Inc.	1,483,151	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
47,881	Equity Residential	$2,824,979	0.2
8,402	Essex Property Trust, Inc.	1,780,552	0.2
17,131	Extra Space Storage, Inc.	2,521,341	0.2
10,375	Federal Realty Investment Trust	1,048,290	0.1
17,028	First Industrial Realty Trust, Inc.	821,771	0.1
31,563	Gaming and Leisure Properties, Inc.	1,644,117	0.1
49,011	Healthcare Realty Trust, Inc.	944,442	0.1
69,713	Healthpeak Properties, Inc.	1,747,705	0.2
13,428	Highwoods Properties, Inc.	375,715	0.0
91,515	Host Hotels & Resorts, Inc.	1,468,816	0.1
4,734 (1)	Howard Hughes Corp.	361,772	0.0
17,711	Hudson Pacific Properties, Inc.	172,328	0.0
78,899	Invitation Homes, Inc.	2,338,566	0.2
37,318 (2)	Iron Mountain, Inc.	1,860,302	0.2
13,810	JBG SMITH Properties	262,114	0.0
6,170 (1)	Jones Lang LaSalle, Inc.	983,313	0.1
15,023	Kilroy Realty Corp.	580,939	0.1
78,080	Kimco Realty Corp.	1,653,734	0.1
11,177	Lamar Advertising Co.	1,055,109	0.1
10,874	Life Storage, Inc.	1,071,089	0.1
76,770 (2)	Medical Properties Trust, Inc.	855,218	0.1
14,843	Mid-America Apartment Communities, Inc.	2,330,203	0.2
23,042	National Retail Properties, Inc.	1,054,402	0.1
10,973	National Storage Affiliates Trust	396,345	0.0
30,378	Omega Healthcare Investors, Inc.	849,065	0.1
60,413 (1)	Opendoor Technologies, Inc.	70,079	0.0
28,810	Park Hotels & Resorts, Inc.	339,670	0.0
18,833	Rayonier, Inc.	620,736	0.1
81,152	Realty Income Corp.	5,147,471	0.4
22,151	Regency Centers Corp.	1,384,437	0.1
23,742	Rexford Industrial Realty, Inc.	1,297,263	0.1
13,789	SBA Communications Corp.	3,865,195	0.3
42,180	Simon Property Group, Inc.	4,955,306	0.4
8,274	SL Green Realty Corp.	278,999	0.0
17,988	Spirit Realty Capital, Inc.	718,261	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
32,841	STORE Capital Corp.	$1,052,882	0.1
15,728	Sun Communities, Inc.	2,249,104	0.2
41,856	UDR, Inc.	1,621,083	0.1
51,617	Ventas, Inc.	2,325,346	0.2
124,379	VICI Properties, Inc.	4,029,880	0.3
22,807	Vornado Realty Trust	474,614	0.0
61,169	Welltower, Inc.	4,009,628	0.3
27,612 (1)	WeWork, Inc.	39,485	0.0
95,145	Weyerhaeuser Co.	2,949,495	0.2
26,656	WP Carey, Inc.	2,083,166	0.2
7,350 (1)	Zillow Group, Inc. - Class A	229,394	0.0
20,404 (1)(2)	Zillow Group, Inc. - Class C	657,213	0.1
		91,725,425	7.6
	Utilities: 6.0%
86,254	AES Corp.	2,480,665	0.2
32,407	Alliant Energy Corp.	1,789,191	0.1
33,279	Ameren Corp.	2,959,169	0.2
23,525	American Water Works Co., Inc.	3,585,681	0.3
17,841	Atmos Energy Corp.	1,999,441	0.2
9,162 (2)	Avangrid, Inc.	393,783	0.0
16,506	Brookfield Renewable Corp.	454,575	0.0
81,468	Centerpoint Energy, Inc.	2,443,225	0.2
37,433	CMS Energy Corp.	2,370,632	0.2
45,890	Consolidated Edison, Inc.	4,373,776	0.4
42,225	Constellation Energy Corp.	3,640,217	0.3
24,944	DTE Energy Co.	2,931,668	0.2
48,616	Edison International	3,092,950	0.3
26,248	Entergy Corp.	2,952,900	0.2
29,914	Essential Utilities, Inc.	1,427,795	0.1
28,740	Evergy, Inc.	1,808,608	0.2
44,561	Eversource Energy	3,735,994	0.3
70,214	FirstEnergy Corp.	2,944,775	0.2
14,061	Hawaiian Electric Industries	588,453	0.1
6,505	Idacorp, Inc.	701,564	0.1
11,329	National Fuel Gas Co.	717,126	0.1
52,493	NiSource, Inc.	1,439,358	0.1
29,617	NRG Energy, Inc.	942,413	0.1
25,813	OGE Energy Corp.	1,020,904	0.1
212,885 (1)	PG&E Corp.	3,461,510	0.3
14,593	Pinnacle West Capital Corp.	1,109,652	0.1
95,290	PPL Corp.	2,784,374	0.2
64,387	Public Service Enterprise Group, Inc.	3,944,992	0.3
27,062	UGI Corp.	1,003,188	0.1
50,786	Vistra Corp.	1,178,235	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
40,807	WEC Energy Group, Inc.	$3,826,064	0.3
70,522	Xcel Energy, Inc.	4,944,297	0.4
		73,047,175	6.0
	Total Common Stock (Cost $660,096,791)	1,207,312,988	99.4
EXCHANGE-TRADED FUNDS: 0.2%
48,319	iShares Russell Midcap Index Fund	3,259,117	0.2
	Total Exchange-Traded Funds (Cost $3,099,470)	3,259,117	0.2
	Total Long-Term Investments (Cost $663,196,261)	1,210,572,105	99.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Repurchase Agreements: 2.3%
6,498,400 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $6,501,462, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $6,628,368, due 01/15/23-11/20/72)	6,498,400	0.5
6,174,406 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $6,177,390, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $6,300,980, due 04/15/23-11/15/52)	6,174,406	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,734,814 (4)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $2,736,103, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $2,790,844, due 03/01/23-11/20/72)	$2,734,814	0.2
6,498,411 (4)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $6,501,502, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $6,628,380, due 01/03/23-09/09/49)	6,498,411	0.6
5,931,096 (4)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $5,933,917, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,049,747, due 01/15/24-02/15/51)	5,931,096	0.5

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
79,918 (4)	TD Securities (USA) LLC, Repurchase Agreement dated 12/30/22, 4.27%, due 01/03/23 (Repurchase Amount $79,955, collateralized by various U.S. Government Securities, 0.375%-1.875%, Market Value plus accrued interest $81,516, due 10/31/23-07/31/26)	$79,918	0.0
	Total Repurchase Agreements (Cost $27,917,045)	27,917,045	2.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
3,458,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $3,458,000)	3,458,000	0.3
	Total Short-Term Investments (Cost $31,375,045)	31,375,045	2.6
	Total Investments in Securities (Cost $694,571,306)	$1,241,947,150	102.2
	Liabilities in Excess of Other Assets	(27,075,268)	(2.2)
	Net Assets	$1,214,871,882	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Investment in affiliate

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2022.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$1,207,312,988	$—	$—	$1,207,312,988
Exchange-Traded Funds	3,259,117	—	—	3,259,117
Short-Term Investments	3,458,000	27,917,045	—	31,375,045
Total Investments, at fair value	$1,214,030,105	$27,917,045	$—	$1,241,947,150
Liabilities Table
Other Financial Instruments+
Futures	$(106,986)	$—	$—	$(106,986)
Total Liabilities	$(106,986)	$—	$—	$(106,986)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$1,025,948	$3,042	$(79,585)	$(175,799)	$773,606	$11,295	$100,986	$—
	$1,025,948	$3,042	$(79,585)	$(175,799)	$773,606	$11,295	$100,986	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Russell™ Mid Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P Mid 400 E-Mini	18	03/17/23	$4,396,680	$(106,986)
			$4,396,680	$(106,986)
See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$106,986
Total Liability Derivatives		$106,986

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(519,435)
Total	$(519,435)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(261,038)
Total	$(261,038)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $707,432,620.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$642,827,957
Gross Unrealized Depreciation	(108,420,414)
Net Unrealized Appreciation	$534,407,543
See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.6%
	Communication Services: 2.5%
32,681 (1)(2)	Advantage Solutions, Inc.	$67,976	0.0
11,630 (2)	AMC Networks, Inc.	182,242	0.0
6,998 (2)	Anterix, Inc.	225,126	0.0
5,188 (2)	Arena Group Holdings, Inc./The	55,045	0.0
4,745	ATN International, Inc.	214,996	0.0
9,149 (2)	Bandwidth, Inc.	209,970	0.0
8,350 (2)	Boston Omaha Corp.	221,275	0.0
33,106 (2)	Bumble, Inc.	696,881	0.1
12,630 (2)	Cardlytics, Inc.	73,001	0.0
39,260 (2)	Cargurus, Inc.	550,033	0.1
27,546 (2)	Cars.com, Inc.	379,308	0.1
51,300 (2)	Charge Enterprises, Inc.	63,612	0.0
41,835 (2)	Cinemark Holdings, Inc.	362,291	0.1
144,449 (2)	Clear Channel Outdoor Holdings, Inc.	151,671	0.0
16,760	Cogent Communications Holdings, Inc.	956,661	0.1
29,889 (2)	Consolidated Communications Holdings, Inc.	107,003	0.0
7,451 (2)	Cumulus Media, Inc. Class-A	46,271	0.0
546 (2)	Daily Journal Corp.	136,778	0.0
16,044 (2)	DHI Group, Inc.	84,873	0.0
13,592 (2)	EchoStar Corp.	226,715	0.0
25,261	Entravision Communications Corp.	121,253	0.0
30,559 (2)	Eventbrite, Inc.	179,076	0.0
8,404 (2)	EverQuote, Inc.	123,875	0.0
23,291 (2)	EW Scripps Co.	307,208	0.0
69,842 (1)(2)	fuboTV, Inc.	121,525	0.0
55,136 (2)	Gannett Co., Inc.	111,926	0.0
264,750 (2)	Globalstar, Inc.	352,118	0.1
19,283 (2)	Gogo, Inc.	284,617	0.0
32,691	Gray Television, Inc.	365,812	0.1
5,739 (2)	IDT Corp.	161,668	0.0
46,138 (2)	iHeartMedia, Inc.	282,826	0.0
19,764 (2)	Imax Corp.	289,740	0.0
29,896 (2)	Innovid Corp.	51,122	0.0
16,120 (2)	Integral Ad Science Holding Corp.	141,695	0.0
48,708 (2)	Iridium Communications, Inc.	2,503,591	0.3
16,575	John Wiley & Sons, Inc.	663,995	0.1
16,569 (2)	KORE Group Holdings, Inc.	20,877	0.0
68,938 (2)	Liberty Latin America Ltd.	523,929	0.1
7,763 (2)	Liberty Latin America Ltd. - Class A	58,455	0.0
18,763 (2)	Liberty Media Corp.- Liberty Braves C Tracking Stock	604,731	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Communication Services (continued)
22,657 (1)(2)	Lions Gate Entertainment Corp. - Class A	$129,371	0.0
44,389 (2)	Lions Gate Entertainment Corp. - Class B	241,032	0.0
9,950 (2)	Madison Square Garden Entertainment Corp.	447,452	0.1
50,397 (2)	Magnite, Inc.	533,704	0.1
9,489 (1)	Marcus Corp.	136,547	0.0
9,198 (2)	MediaAlpha, Inc.	91,520	0.0
9,512 (2)	Ooma, Inc.	129,553	0.0
15,035 (2)	Outbrain, Inc.	54,427	0.0
30,039 (2)	Playstudios, Inc.	116,551	0.0
16,482 (2)	PubMatic, Inc.	211,134	0.0
21,024 (2)	QuinStreet, Inc.	301,694	0.0
29,740 (2)	Radius Global Infrastructure, Inc.	351,527	0.0
9,328 (2)	Reservoir Media, Inc.	55,688	0.0
11,394	Scholastic Corp.	449,607	0.1
19,167	Shenandoah Telecommunications Co.	304,372	0.0
9,475	Shutterstock, Inc.	499,522	0.1
14,883	Sinclair Broadcast Group, Inc.	230,835	0.0
127,614 (2)	Skillz, Inc.	64,636	0.0
31,107 (2)	Stagwell, Inc.	193,174	0.0
10,445 (2)	TechTarget, Inc.	460,207	0.1
84,844	TEGNA, Inc.	1,797,844	0.2
38,630	Telephone & Data Systems, Inc.	405,229	0.1
9,768 (2)	Thryv Holdings, Inc.	185,592	0.0
40,474 (2)	TrueCar, Inc.	101,590	0.0
5,540 (2)	United States Cellular Corp.	115,509	0.0
56,235 (2)	Vimeo, Inc.	192,886	0.0
88,383 (2)	Vinco Ventures, Inc.	41,010	0.0
20,826 (2)	WideOpenWest, Inc.	189,725	0.0
25,887 (2)	Yelp, Inc.	707,751	0.1
17,247 (2)	Ziff Davis, Inc.	1,364,238	0.2
29,125 (2)	ZipRecruiter, Inc.	478,233	0.1
		22,863,927	2.5
	Consumer Discretionary: 10.2%
11,073 (2)	1-800-Flowers.com, Inc.	105,858	0.0
8,965 (2)	1stdibs.com, Inc.	45,542	0.0
28,552 (2)	2U, Inc.	179,021	0.0
11,850	Aaron’s Co., Inc./The	141,607	0.0
18,887 (2)	Abercrombie & Fitch Co. - Class A	432,701	0.1
30,050 (1)	Academy Sports & Outdoors, Inc.	1,578,827	0.2
24,561 (2)	Accel Entertainment, Inc.	189,120	0.0
13,453	Acushnet Holdings Corp.	571,214	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
35,901 (2)	Adient plc	$1,245,406	0.1
17,293 (2)	Adtalem Global Education, Inc.	613,901	0.1
38,625 (2)	Allbirds, Inc.	93,472	0.0
43,670 (2)	American Axle & Manufacturing Holdings, Inc.	341,499	0.0
58,264	American Eagle Outfitters, Inc.	813,365	0.1
7,808 (2)	American Public Education, Inc.	95,960	0.0
2,386 (1)(2)	America’s Car-Mart, Inc.	172,412	0.0
35,239 (1)(2)	AMMO, Inc.	60,963	0.0
32,683	Arko Corp.	283,035	0.0
8,522 (2)	Asbury Automotive Group, Inc.	1,527,568	0.2
28,352 (2)	Aterian, Inc.	21,840	0.0
14,580 (1)(2)	Bally’s Corp.	282,560	0.0
42,900 (2)	BARK, Inc.	63,921	0.0
46,495 (2)	Beachbody Co., Inc./The	24,456	0.0
11,098 (2)	Beazer Homes USA, Inc.	141,610	0.0
30,972 (1)(2)	Bed Bath & Beyond, Inc.	77,740	0.0
7,892 (1)	Big 5 Sporting Goods Corp.	69,686	0.0
10,695 (1)	Big Lots, Inc.	157,216	0.0
8,949 (2)	BJ’s Restaurants, Inc.	236,075	0.0
33,507	Bloomin Brands, Inc.	674,161	0.1
4,722	Bluegreen Vacations Holding Corp.	117,861	0.0
11,321 (2)	Boot Barn Holdings, Inc.	707,789	0.1
12,957 (2)	Bowlero Corp.	174,660	0.0
16,673 (2)	Brinker International, Inc.	532,035	0.1
11,590	Buckle, Inc.	525,606	0.1
5,141 (2)	Build-A-Bear Workshop, Inc.	122,561	0.0
14,106	Caleres, Inc.	314,282	0.0
14,633 (1)	Camping World Holdings, Inc.	326,609	0.0
64,794 (1)(2)	Canoo, Inc.	79,697	0.0
20,149 (2)	CarParts.com, Inc.	126,133	0.0
5,618	Carriage Services, Inc.	154,720	0.0
7,981	Cato Corp.	74,463	0.0
3,507 (2)	Cavco Industries, Inc.	793,459	0.1
69,829 (2)	Cenntro Electric Group Ltd.	30,725	0.0
11,976 (2)	Century Casinos, Inc.	84,191	0.0
11,007	Century Communities, Inc.	550,460	0.1
18,271 (1)	Cheesecake Factory	579,373	0.1
47,678 (2)	Chegg, Inc.	1,204,823	0.1
47,287 (2)	Chico’s FAS, Inc.	232,652	0.0
5,063 (1)(2)	Childrens Place, Inc./The	184,394	0.0
8,080 (2)	Chuy’s Holdings, Inc.	228,664	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
3,409 (2)	Citi Trends, Inc.	$90,270	0.0
11,327	Clarus Corp.	88,804	0.0
13,512 (2)	Container Store Group, Inc.	58,237	0.0
227,949 (2)	ContextLogic, Inc.	111,171	0.0
43,573 (2)	Coursera, Inc.	515,469	0.1
8,645 (1)	Cracker Barrel Old Country Store, Inc.	819,027	0.1
22,908 (2)	CROCS, Inc.	2,483,914	0.3
48,720	Dana, Inc.	737,134	0.1
16,367 (2)	Dave & Buster’s Entertainment, Inc.	580,046	0.1
22,745 (2)	Denny’s Corp.	209,481	0.0
20,333	Designer Brands, Inc.	198,857	0.0
21,257 (2)	Destination XL Group, Inc.	143,485	0.0
1,538 (1)	Dillards, Inc.	497,082	0.1
6,040	Dine Brands Global, Inc.	390,184	0.1
10,264 (2)	Dorman Products, Inc.	830,050	0.1
7,109 (1)(2)	Dream Finders Homes, Inc.	61,564	0.0
9,056 (2)	Duolingo, Inc.	644,153	0.1
8,534	El Pollo Loco Holdings, Inc.	84,999	0.0
18,942	Ermenegildo Zegna NV	198,323	0.0
8,669 (1)	Ethan Allen Interiors, Inc.	229,035	0.0
9,197 (1)	European Wax Center, Inc.	114,503	0.0
34,101 (2)	Everi Holdings, Inc.	489,349	0.1
26,783 (1)(2)	EVgo, Inc.	119,720	0.0
13,634 (1)(2)	F45 Training Holdings, Inc.	38,857	0.0
82,509 (2)	Faraday Future Intelligent Electric, Inc.	23,952	0.0
65,764 (1)(2)	Fisker, Inc.	478,104	0.1
30,688	Foot Locker, Inc.	1,159,700	0.1
19,451 (2)	Fossil Group, Inc.	83,834	0.0
16,313 (2)	Fox Factory Holding Corp.	1,488,235	0.2
10,585 (1)	Franchise Group, Inc.	252,135	0.0
31,334 (2)	Frontdoor, Inc.	651,747	0.1
13,019 (2)	Full House Resorts, Inc.	97,903	0.0
12,313 (1)(2)	Funko, Inc.	134,335	0.0
5,143 (2)	Genesco, Inc.	236,681	0.0
12,620 (2)	Gentherm, Inc.	823,960	0.1
16,681 (2)	G-III Apparel Group Ltd.	228,697	0.0
7,194 (2)	Golden Entertainment, Inc.	269,056	0.0
106,421 (2)	Goodyear Tire & Rubber Co.	1,080,173	0.1
49,011 (2)	GoPro, Inc.	244,075	0.0
1,426	Graham Holdings Co.	861,603	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
11,128 (2)	Green Brick Partners, Inc.	$269,631	0.0
5,332	Group 1 Automotive, Inc.	961,733	0.1
8,441 (1)(2)	Groupon, Inc.	72,424	0.0
22,238 (2)	GrowGeneration Corp.	87,173	0.0
13,086	Guess?, Inc.	270,749	0.0
6,002	Haverty Furniture Cos., Inc.	179,460	0.0
9,026 (2)	Helen of Troy Ltd.	1,001,074	0.1
4,942	Hibbett, Inc.	337,143	0.0
33,164 (2)	Hilton Grand Vacations, Inc.	1,278,141	0.2
21,067 (1)(2)	Holley, Inc.	44,662	0.0
2,012 (2)	Hovnanian Enterprises, Inc.	84,665	0.0
8,313 (2)	Inspired Entertainment, Inc.	105,326	0.0
9,292	Installed Building Products, Inc.	795,395	0.1
38,120	International Game Technology PLC	864,562	0.1
10,321 (2)	iRobot Corp.	496,750	0.1
8,065	Jack in the Box, Inc.	550,275	0.1
2,184	Johnson Outdoors, Inc.	144,406	0.0
29,258	KB Home	931,867	0.1
20,878	Kontoor Brands, Inc.	834,911	0.1
27,751	Krispy Kreme, Inc.	286,390	0.0
1,665 (1)(2)	Kura Sushi USA, Inc.	79,387	0.0
6,101 (2)	Lands’ End, Inc.	46,307	0.0
16,560 (2)	Latham Group, Inc.	53,323	0.0
51,818	Laureate Education Inc.- Class A	498,489	0.1
16,411	La-Z-Boy, Inc.	374,499	0.1
9,561	LCI Industries	883,914	0.1
7,988 (2)	LGI Homes, Inc.	739,689	0.1
15,520 (2)	Life Time Group Holdings, Inc.	185,619	0.0
6,240	Lifetime Brands, Inc.	47,362	0.0
12,368 (1)(2)	Lindblad Expeditions Holdings, Inc.	95,234	0.0
10,305 (2)	Liquidity Services, Inc.	144,888	0.0
11,672 (2)	LL Flooring Holdings, Inc.	65,597	0.0
66,247 (1)(2)	Lordstown Motors Corp.	75,522	0.0
5,227 (2)	Lovesac Co/The	115,046	0.0
93,577 (1)(2)	Luminar Technologies, Inc.	463,206	0.1
10,193 (2)	M/I Homes, Inc.	470,713	0.1
8,094 (2)	Malibu Boats, Inc.	431,410	0.1
8,136 (2)	MarineMax, Inc.	254,006	0.0
7,182 (2)	MasterCraft Boat Holdings, Inc.	185,798	0.0
21,673	MDC Holdings, Inc.	684,867	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
13,776 (2)	Meritage Homes Corp.	$1,270,147	0.2
19,357 (2)	Modine Manufacturing Co.	384,430	0.1
5,297 (2)	Monarch Casino & Resort, Inc.	407,286	0.1
12,376 (1)	Monro, Inc.	559,395	0.1
7,910 (2)	Motorcar Parts of America, Inc.	93,813	0.0
6,179	Movado Group, Inc.	199,273	0.0
125,806 (2)	Mullen Automotive, Inc.	35,981	0.0
7,941	Murphy USA, Inc.	2,219,827	0.3
30,816 (2)	National Vision Holdings, Inc.	1,194,428	0.1
4,818 (2)	NeoGames SA	58,731	0.0
21,498 (1)(2)	Nerdy, Inc.	48,371	0.0
17,930 (2)	Noodles & Co.	98,436	0.0
15,357 (2)	ODP Corp./The	699,358	0.1
9,103 (2)	ONE Group Hospitality, Inc./The	57,349	0.0
26,058 (1)(2)	OneSpaWorld Holdings Ltd.	243,121	0.0
4,383 (2)	OneWater Marine, Inc.	125,354	0.0
16,337 (2)	Overstock.com, Inc.	316,284	0.0
5,911	Oxford Industries, Inc.	550,787	0.1
12,522	Papa Johns International, Inc.	1,030,686	0.1
8,254	Patrick Industries, Inc.	500,192	0.1
26,238 (2)	Perdoceo Education Corp.	364,708	0.1
8,145 (1)	PetMed Express, Inc.	144,167	0.0
11,012 (1)(2)	PLBY Group, Inc.	30,283	0.0
31,275 (2)	Porch Group, Inc.	58,797	0.0
8,706 (2)	Portillo’s, Inc.	142,082	0.0
18,048 (2)	Poshmark, Inc.	322,698	0.0
20,773 (1)(2)	Purple Innovation, Inc.	99,503	0.0
36,964 (2)	Quotient Technology, Inc.	126,787	0.0
133,912 (2)	Qurate Retail, Inc.	218,277	0.0
3,427	RCI Hospitality Holdings, Inc.	319,362	0.0
19,469	Red Rock Resorts, Inc.	778,955	0.1
18,625 (1)(2)	Rent the Runway, Inc.	56,806	0.0
19,999	Rent-A-Center, Inc.	450,977	0.1
15,800 (1)(2)	Revolve Group, Inc.	351,708	0.1
2,832	Rocky Brands, Inc.	66,892	0.0
38,610 (1)(2)	Rover Group, Inc.	141,699	0.0
3,875 (1)(2)	RumbleON, Inc.	25,071	0.0
22,859 (2)	Rush Street Interactive, Inc.	82,064	0.0
12,966	Ruth’s Hospitality Group, Inc.	200,714	0.0
40,807 (2)	Sally Beauty Holdings, Inc.	510,904	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
37,044 (2)	Scientific Games Corp.	$2,170,778	0.3
15,838 (2)	SeaWorld Entertainment, Inc.	847,491	0.1
14,382 (2)	Shake Shack, Inc.	597,284	0.1
7,138	Shoe Carnival, Inc.	170,670	0.0
17,737 (1)	Signet Jewelers Ltd.	1,206,116	0.1
20,499 (2)	Skyline Champion Corp.	1,055,903	0.1
8,392 (2)	Sleep Number Corp.	218,024	0.0
17,280	Smith & Wesson Brands, Inc.	149,990	0.0
6,685 (2)	Snap One Holdings Corp.	49,536	0.0
49,020 (2)	Solid Power, Inc.	124,511	0.0
71,404 (2)	Sonder Holdings, Inc.	88,541	0.0
7,144	Sonic Automotive, Inc.	351,985	0.1
48,557 (2)	Sonos, Inc.	820,613	0.1
16,489 (2)	Sportsman’s Warehouse Holdings, Inc.	155,161	0.0
7,921	Standard Motor Products, Inc.	275,651	0.0
30,089	Steven Madden Ltd.	961,644	0.1
30,434 (2)	Stitch Fix, Inc.	94,650	0.0
10,360 (2)	Stoneridge, Inc.	223,362	0.0
8,998	Strategic Education, Inc.	704,723	0.1
15,738 (2)	Stride, Inc.	492,285	0.1
6,537	Sturm Ruger & Co., Inc.	330,903	0.0
5,363	Superior Group of Cos, Inc.	53,952	0.0
33,419 (2)	Sweetgreen, Inc.	286,401	0.0
11,784 (2)	Target Hospitality Corp.	178,410	0.0
40,259 (2)	Taylor Morrison Home Corp.	1,221,861	0.1
25,778	Texas Roadhouse, Inc.	2,344,509	0.3
31,982 (1)(2)	The RealReal, Inc.	39,978	0.0
22,577 (2)	ThredUp, Inc.	29,576	0.0
9,726 (2)	Tilly’s, Inc.	88,020	0.0
53,077 (1)(2)	Topgolf Callaway Brands Corp.	1,048,271	0.1
11,687 (1)(2)	Traeger, Inc.	32,957	0.0
4,991 (2)	TravelCenters of America, Inc.	223,497	0.0
38,843 (2)	Tri Pointe Homes, Inc.	722,091	0.1
17,365 (2)	Tupperware Brands Corp.	71,891	0.0
28,236 (2)	Udemy, Inc.	297,890	0.0
5,967 (2)	Unifi, Inc.	51,376	0.0
5,091 (2)	Universal Electronics, Inc.	105,944	0.0
12,053 (2)	Universal Technical Institute, Inc.	80,996	0.0
25,038 (2)	Urban Outfitters, Inc.	597,156	0.1
41,130 (1)(2)	Vacasa, Inc.	51,824	0.0
21,486 (2)	Vista Outdoor, Inc.	523,614	0.1
10,683 (2)	Visteon Corp.	1,397,657	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
9,224 (2)	Vivid Seats, Inc.	$67,335	0.0
36,334 (2)	Vivint Smart Home, Inc.	432,375	0.1
26,370 (2)	Vizio Holding Corp.	195,402	0.0
47,356 (1)(2)	Volta, Inc.	16,830	0.0
22,644 (1)(2)	Vuzix Corp.	82,424	0.0
32,270 (2)	Warby Parker, Inc.	435,322	0.1
9,258 (1)	Weber, Inc.	74,527	0.0
11,527	Wingstop, Inc.	1,586,346	0.2
979	Winmark Corp.	230,878	0.0
11,990	Winnebago Industries	631,873	0.1
30,681	Wolverine World Wide, Inc.	335,343	0.0
61,804 (1)(2)	Workhorse Group, Inc.	93,942	0.0
20,468 (2)	WW International, Inc.	79,006	0.0
13,051 (1)(2)	Xometry, Inc.	420,634	0.1
8,225 (1)(2)	XPEL, Inc.	493,994	0.1
6,453 (2)	Xponential Fitness, Inc.	147,967	0.0
6,244 (2)	Zumiez, Inc.	135,745	0.0
		91,308,748	10.2
	Consumer Staples: 3.5%
60,974 (2)	22nd Century Group, Inc.	56,127	0.0
12,564	Andersons, Inc.	439,614	0.1
33,678 (2)	AppHarvest, Inc.	19,109	0.0
26,629 (1)	B&G Foods, Inc.	296,913	0.0
38,694 (1)(2)	Beauty Health Co/The	352,115	0.0
50,756 (2)	BellRing Brands, Inc.	1,301,384	0.1
69,692 (2)	Benson Hill, Inc.	177,715	0.0
23,898 (1)(2)	Beyond Meat, Inc.	294,184	0.0
9,830 (1)(2)	BRC, Inc.	60,061	0.0
6,799	Calavo Growers, Inc.	199,891	0.0
14,675	Cal-Maine Foods, Inc.	799,054	0.1
21,291 (2)	Celsius Holdings, Inc.	2,215,116	0.2
1,402 (2)	Central Garden & Pet Co. - CENT	52,505	0.0
18,381 (2)	Central Garden & Pet Co. - Class A - CENTA	658,040	0.1
13,404 (2)	Chefs’ Warehouse Holdings, Inc.	446,085	0.1
1,797	Coca-Cola Consolidated, Inc.	920,711	0.1
14,246 (2)	Duckhorn Portfolio, Inc./The	236,056	0.0
19,971	Edgewell Personal Care Co.	769,682	0.1
18,971 (2)	elf Beauty, Inc.	1,049,096	0.1
25,619	Energizer Holdings, Inc.	859,517	0.1
12,187	Fresh Del Monte Produce, Inc.	319,178	0.0
28,419 (2)	Hain Celestial Group, Inc.	459,819	0.1
37,570 (2)	Herbalife Nutrition Ltd.	559,042	0.1
15,527 (2)	HF Foods Group, Inc.	63,040	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
27,312 (2)	Honest Co., Inc./The	$82,209	0.0
51,426 (2)	Hostess Brands, Inc.	1,153,999	0.1
5,644	Ingles Markets, Inc.	544,420	0.1
7,029	Inter Parfums, Inc.	678,439	0.1
5,908	J&J Snack Foods Corp.	884,487	0.1
3,494	John B Sanfilippo & Son, Inc.	284,132	0.0
7,427	Lancaster Colony Corp.	1,465,347	0.2
11,188 (2)	Lifecore Biomedical, Inc.	72,498	0.0
25,752 (2)	Local Bounti Corp.	35,795	0.0
4,192	Medifast, Inc.	483,547	0.1
5,455	MGP Ingredients, Inc.	580,303	0.1
16,818 (2)	Mission Produce, Inc.	195,425	0.0
9,155 (2)	National Beverage Corp.	425,982	0.1
19,126	Nu Skin Enterprises, Inc.	806,352	0.1
9,736	Pricesmart, Inc.	591,754	0.1
60,096	Primo Water Corp.	933,892	0.1
21,479 (2)	Rite Aid Corp.	71,740	0.0
2,416 (2)	Seneca Foods Corp.	147,255	0.0
34,247 (2)	Simply Good Foods Co/The	1,302,413	0.1
14,317 (2)	Sovos Brands, Inc.	205,735	0.0
13,873	SpartanNash Co.	419,520	0.1
41,132 (2)	Sprouts Farmers Market, Inc.	1,331,443	0.2
38,011 (2)	SunOpta, Inc.	320,813	0.0
19,264 (1)(2)	Tattooed Chef, Inc.	23,695	0.0
6,498	Tootsie Roll Industries, Inc.	276,620	0.0
19,582 (1)(2)	TreeHouse Foods, Inc.	966,959	0.1
5,958	Turning Point Brands, Inc.	128,872	0.0
22,447 (2)	United Natural Foods, Inc.	868,923	0.1
9,894	Universal Corp.	522,502	0.1
4,446 (2)	USANA Health Sciences, Inc.	236,527	0.0
25,580 (1)	Utz Brands, Inc.	405,699	0.0
56,481	Vector Group Ltd.	669,865	0.1
24,955 (2)	Veru, Inc.	131,762	0.0
11,569 (1)(2)	Vintage Wine Estates, Inc.	37,715	0.0
11,425 (1)(2)	Vita Coco Co., Inc./The	157,894	0.0
11,805 (2)	Vital Farms, Inc.	176,131	0.0
5,309	WD-40 Co.	855,864	0.1
6,541 (1)	Weis Markets, Inc.	538,259	0.1
15,379 (2)	Whole Earth Brands, Inc.	62,593	0.0
		31,681,434	3.5
	Energy: 6.6%
11,716 (1)(2)	Aemetis, Inc.	46,395	0.0
27,905 (2)	Alto Ingredients, Inc.	80,366	0.0
14,024 (2)	Amplify Energy Corp.	123,271	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
5,719 (1)	Arch Resources, Inc.	$816,616	0.1
52,602	Archrock, Inc.	472,366	0.1
13,502 (2)	Ardmore Shipping Corp.	194,564	0.0
31,342	Berry Corp.	250,736	0.0
75,259 (2)	Borr Drilling Ltd.	374,037	0.1
9,183 (2)	Bristow Group, Inc.	249,135	0.0
22,433	Cactus, Inc.	1,127,483	0.1
28,975	California Resources Corp.	1,260,702	0.1
18,821 (2)	Callon Petroleum Co.	698,071	0.1
4,089 (2)	Centrus Energy Corp.	132,811	0.0
78,522	ChampionX Corp.	2,276,353	0.3
16,230	Chord Energy Corp.	2,220,426	0.3
28,205 (1)	Civitas Resources, Inc.	1,633,916	0.2
64,733 (2)	Clean Energy Fuels Corp.	336,612	0.0
71,287 (1)(2)	CNX Resources Corp.	1,200,473	0.1
35,677	Comstock Resources, Inc.	489,132	0.1
13,169	CONSOL Energy, Inc.	855,985	0.1
13,172 (1)	Crescent Energy Co.	157,932	0.0
11,453	CVR Energy, Inc.	358,937	0.0
27,077	Delek US Holdings, Inc.	731,079	0.1
19,326 (2)	Denbury, Inc.	1,681,749	0.2
54,000	DHT Holdings, Inc.	479,520	0.1
39,362 (2)	Diamond Offshore Drilling, Inc.	409,365	0.1
7,211 (2)	DMC Global, Inc.	140,182	0.0
12,068	Dorian L.P.G Ltd.	228,689	0.0
13,717 (2)	Dril-Quip, Inc.	372,691	0.0
17,410 (1)(2)	Earthstone Energy, Inc.	247,744	0.0
59,585 (1)(2)	Energy Fuels, Inc./ Canada	370,023	0.0
158,798	Equitrans Midstream Corp.	1,063,947	0.1
7,444	Excelerate Energy, Inc.	186,472	0.0
30,147 (2)	Expro Group Holdings NV	546,565	0.1
10,818 (1)	FLEX LNG Ltd.	353,640	0.0
48,084 (1)	Frontline Ltd./Bermuda	583,740	0.1
75,546 (1)(2)	Gevo, Inc.	143,537	0.0
38,836 (2)	Golar LNG Ltd.	885,072	0.1
20,310 (2)	Green Plains, Inc.	619,455	0.1
4,396 (2)	Gulfport Energy Corp.	323,721	0.0
55,432 (2)	Helix Energy Solutions Group, Inc.	409,088	0.1
39,497	Helmerich & Payne, Inc.	1,957,866	0.2
2,977 (1)	HighPeak Energy, Inc.	68,084	0.0
19,174 (1)	International Seaways, Inc.	709,821	0.1
6,852 (1)	Kinetik Holdings, Inc.	226,664	0.0
173,878 (2)	Kosmos Energy Ltd.	1,105,864	0.1
54,686	Liberty Energy, Inc.	875,523	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
63,005 (1)	Magnolia Oil & Gas Corp.	$1,477,467	0.2
43,195	Matador Resources Co.	2,472,482	0.3
56,700	Murphy Oil Corp.	2,438,667	0.3
3,547 (2)	Nabors Industries Ltd.	549,324	0.1
1,529	Nacco Industries, Inc.	58,102	0.0
14,866 (2)	National Energy Services Reunited Corp.	103,170	0.0
35,564 (2)	Newpark Resources, Inc.	147,591	0.0
12,093 (2)	NextDecade Corp.	59,739	0.0
68,005 (2)	NexTier Oilfield Solutions, Inc.	628,366	0.1
29,707 (2)	Noble Corp. PLC	1,120,251	0.1
77,683	Nordic American Tankers Ltd.	237,710	0.0
25,407	Northern Oil and Gas, Inc.	783,044	0.1
40,428 (2)	Oceaneering International, Inc.	707,086	0.1
25,319 (2)	Oil States International, Inc.	188,880	0.0
19,175 (2)	Par Pacific Holdings, Inc.	445,819	0.1
82,077	Patterson-UTI Energy, Inc.	1,382,177	0.2
37,375	PBF Energy, Inc.	1,524,153	0.2
45,317 (1)(2)	Peabody Energy Corp.	1,197,275	0.1
78,651	Permian Resources Corp.	739,319	0.1
6,238 (2)	ProFrac Holding Corp.	157,198	0.0
34,287 (2)	ProPetro Holding Corp.	355,556	0.0
8,050	Ranger Oil Corp.	325,462	0.0
6,390 (2)	REX American Resources Corp.	203,585	0.0
3,984	Riley Exploration Permian, Inc.	117,249	0.0
31,918 (2)	Ring Energy, Inc.	78,518	0.0
30,588 (1)	RPC, Inc.	271,927	0.0
11,841 (2)	SandRidge Energy, Inc.	201,652	0.0
18,444	Scorpio Tankers, Inc.	991,734	0.1
28,823	Select Energy Services, Inc.	266,325	0.0
44,129	SFL Corp. Ltd.	406,869	0.1
4,365 (2)	SilverBow Resources, Inc.	123,442	0.0
26,505 (1)	Sitio Royalties Corp.	764,679	0.1
46,585	SM Energy Co.	1,622,556	0.2
12,780	Solaris Oilfield Infrastructure, Inc.	126,905	0.0
25,599 (2)	Talos Energy, Inc.	483,309	0.1
30,904 (2)	Teekay Corp.	140,304	0.0
8,969 (2)	Teekay Tankers Ltd.	276,335	0.0
196,976 (1)(2)	Tellurian, Inc.	330,920	0.0
48,688 (2)	Tetra Technologies, Inc.	168,460	0.0
16,644 (2)	Tidewater, Inc.	613,331	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
129,646 (1)(2)	Uranium Energy Corp.	$503,026	0.1
79,310 (2)	Ur-Energy, Inc.	91,207	0.0
28,788 (2)	US Silica Holdings, Inc.	359,850	0.0
40,976	Vaalco Energy, Inc.	186,851	0.0
23,404 (1)(2)	Valaris Ltd.	1,582,578	0.2
20,585 (1)(2)	Vertex Energy, Inc.	127,627	0.0
6,399 (2)	Vital Energy, Inc.	329,037	0.0
38,008 (2)	W&T Offshore, Inc.	212,085	0.0
27,272 (2)	Weatherford International PLC	1,388,690	0.2
23,670	World Fuel Services Corp.	646,901	0.1
		59,791,210	6.6
	Financials: 16.8%
7,292	1st Source Corp.	387,132	0.1
2,756	ACNB Corp.	109,716	0.0
5,846	AFC Gamma, Inc.	91,958	0.0
6,737	Alerus Financial Corp.	157,309	0.0
4,744	Amalgamated Financial Corp.	109,302	0.0
7,056	A-Mark Precious Metals, Inc.	245,055	0.0
17,078 (2)	Ambac Financial Group, Inc.	297,840	0.0
10,984	Amerant Bancorp, Inc.	294,811	0.0
27,525	American Equity Investment Life Holding Co.	1,255,690	0.1
4,893	American National Bankshares, Inc.	180,698	0.0
25,667	Ameris Bancorp.	1,209,942	0.1
7,799	Amerisafe, Inc.	405,314	0.1
5,790	Angel Oak Mortgage, Inc.	27,387	0.0
57,938	Apollo Commercial Real Estate Finance, Inc.	623,413	0.1
59,658	Arbor Realty Trust, Inc.	786,889	0.1
19,128 (1)	Ares Commercial Real Estate Corp.	196,827	0.0
12,346	Argo Group International Holdings Ltd.	319,144	0.0
40,638 (1)	ARMOUR Residential REIT, Inc.	228,792	0.0
6,693	Arrow Financial Corp.	226,893	0.0
22,397	Artisan Partners Asset Management, Inc.	665,191	0.1
8,884 (2)	AssetMark Financial Holdings, Inc.	204,332	0.0
56,084	Associated Banc-Corp.	1,294,980	0.2
29,256	Atlantic Union Bankshares Corp.	1,028,056	0.1
2,044 (2)	Atlanticus Holdings Corp.	53,553	0.0
22,437 (2)	Axos Financial, Inc.	857,542	0.1
7,865 (1)	B. Riley Financial, Inc.	268,983	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
26,896 (2)	Bakkt Holdings, Inc.	$32,006	0.0
22,268	Banc of California, Inc.	354,729	0.0
7,302	Bancfirst Corp.	643,890	0.1
10,819	Banco Latinoamericano de Comercio Exterior SA	175,268	0.0
20,956 (2)	Bancorp, Inc.	594,731	0.1
2,925 (1)	Bank First Corp.	271,498	0.0
6,893	Bank of Marin Bancorp	226,642	0.0
19,346	Bank of NT Butterfield & Son Ltd.	576,704	0.1
30,562	BankUnited, Inc.	1,038,191	0.1
13,368	Banner Corp.	844,858	0.1
7,080	Bar Harbor Bankshares	226,843	0.0
18,049	Berkshire Hills Bancorp, Inc.	539,665	0.1
123,548	BGC Partners, Inc.	465,776	0.1
62,523	Blackstone Mortgage Trust, Inc.	1,323,612	0.2
18,975 (2)	Blucora, Inc.	484,432	0.1
18,655	Bread Financial Holdings, Inc.	702,547	0.1
10,717 (2)	Bridgewater Bancshares, Inc.	190,120	0.0
76,096 (2)	Bright Health Group, Inc.	49,455	0.0
13,043 (1)	Brightsphere Investment Group, Inc.	268,425	0.0
36,633	BrightSpire Capital, Inc.	228,224	0.0
52,948	Broadmark Realty Capital, Inc.	188,495	0.0
29,975	Brookline Bancorp, Inc.	424,146	0.1
22,857 (1)(2)	BRP Group, Inc.	574,625	0.1
9,444	Business First Bancshares, Inc.	209,090	0.0
10,880	Byline Bancorp, Inc.	249,914	0.0
70,102	Cadence Bank	1,728,715	0.2
2,989	Cambridge Bancorp	248,266	0.0
6,055	Camden National Corp.	252,433	0.0
29,493 (2)	Cannae Holdings, Inc.	609,030	0.1
6,825	Capital City Bank Group, Inc.	221,812	0.0
52,562	Capitol Federal Financial, Inc.	454,661	0.1
8,495	Capstar Financial Holdings, Inc.	150,022	0.0
10,911 (2)	Carter Bankshares, Inc.	181,013	0.0
27,953	Cathay General Bancorp.	1,140,203	0.1
11,378	Central Pacific Financial Corp.	230,746	0.0
90,983	Chimera Investment Corp.	500,407	0.1
6,917	Citizens & Northern Corp.	158,123	0.0
5,911	City Holding Co.	550,255	0.1
7,057	Civista Bancshares, Inc.	155,325	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
36,093	Claros Mortgage Trust, Inc.	$530,928	0.1
7,382	CNB Financial Corp.	175,618	0.0
43,747	CNO Financial Group, Inc.	999,619	0.1
4,295 (2)	Coastal Financial Corp./WA	204,098	0.0
9,623	Cohen & Steers, Inc.	621,261	0.1
30,304	Columbia Banking System, Inc.	913,060	0.1
14,950 (1)(2)	Columbia Financial, Inc.	323,219	0.0
20,389	Community Bank System, Inc.	1,283,488	0.2
6,136	Community Trust Bancorp, Inc.	281,826	0.0
23,572 (3)	Compass Diversified Holdings	429,718	0.1
15,690	ConnectOne Bancorp, Inc.	379,855	0.0
4,359 (2)	Consumer Portfolio Services, Inc.	38,577	0.0
9,840	Cowen, Inc.	380,021	0.0
19,918 (2)	CrossFirst Bankshares, Inc.	247,182	0.0
7,629	Curo Group Holdings Corp.	27,083	0.0
11,856 (1)(2)	Customers Bancorp, Inc.	335,999	0.0
50,108	CVB Financial Corp.	1,290,281	0.2
1,288	Diamond Hill Investment Group, Inc.	238,306	0.0
13,513	Dime Community Bancshares, Inc.	430,119	0.1
10,314 (2)	Donnelley Financial Solutions, Inc.	398,636	0.1
14,467 (1)	Dynex Capital, Inc.	184,020	0.0
12,402	Eagle Bancorp, Inc.	546,556	0.1
61,641	Eastern Bankshares, Inc.	1,063,307	0.1
10,123 (2)	eHealth, Inc.	48,995	0.0
20,781 (1)	Ellington Financial, Inc.	257,061	0.0
11,017	Employers Holdings, Inc.	475,163	0.1
10,827	Enact Holdings, Inc.	261,147	0.0
8,780 (2)	Encore Capital Group, Inc.	420,913	0.1
12,397 (2)	Enova International, Inc.	475,673	0.1
4,414 (2)	Enstar Group Ltd.	1,019,811	0.1
3,096	Enterprise Bancorp, Inc./MA	109,289	0.0
14,200	Enterprise Financial Services Corp.	695,232	0.1
6,314	Equity Bancshares, Inc.	206,278	0.0
2,457	Esquire Financial Holdings, Inc.	106,290	0.0
40,441	Essent Group Ltd.	1,572,346	0.2
20,146 (2)	Ezcorp, Inc.	164,190	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
4,495	Farmers & Merchants Bancorp, Inc./Archbold OH	$122,174	0.0
14,176	Farmers National Banc Corp.	200,165	0.0
13,687	FB Financial Corp.	494,648	0.1
3,758	Federal Agricultural Mortgage Corp.	423,564	0.1
33,324	Federated Hermes, Inc.	1,209,994	0.1
6,838	Financial Institutions, Inc.	166,574	0.0
5,192	First Bancorp, Inc./The	155,448	0.0
73,293	First BanCorp. Puerto Rico	932,287	0.1
13,663	First BanCorp. Southern Pines NC	585,323	0.1
8,511	First Bancshares, Inc./The	272,437	0.0
8,021	First Bank/Hamilton NJ	110,369	0.0
20,884	First Busey Corp.	516,252	0.1
36,920	First Commonwealth Financial Corp.	515,772	0.1
8,281	First Community Bancshares, Inc.	280,726	0.0
36,289	First Financial Bancorp.	879,282	0.1
49,600 (1)	First Financial Bankshares, Inc.	1,706,240	0.2
4,004	First Financial Corp.	184,504	0.0
18,548	First Foundation, Inc.	265,793	0.0
4,232	First Internet Bancorp	102,753	0.0
34,784	First Interstate Bancsystem, Inc.	1,344,402	0.2
22,018	First Merchants Corp.	905,160	0.1
7,999	First Mid Bancshares, Inc.	256,608	0.0
10,248	First of Long Island Corp.	184,464	0.0
14,760	FirstCash Holdings, Inc.	1,282,792	0.1
4,444	Five Star Bancorp	121,055	0.0
11,330	Flushing Financial Corp.	219,575	0.0
22,417 (2)	Focus Financial Partners, Inc.	835,482	0.1
33,376 (1)	Franklin BSP Realty Trust, Inc.	430,550	0.1
60,280	Fulton Financial Corp.	1,014,512	0.1
17,583	GCM Grosvenor, Inc.	133,807	0.0
190,981 (2)	Genworth Financial, Inc.	1,010,289	0.1
11,002	German American Bancorp, Inc.	410,375	0.1
42,190	Glacier Bancorp., Inc.	2,085,030	0.2
7,436 (2)	Goosehead Insurance, Inc.	255,352	0.0
24,866	Granite Point Mortgage Trust, Inc.	133,282	0.0
4,101	Great Southern Bancorp., Inc.	243,968	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
18,791 (2)	Green Dot Corp.	$297,274	0.0
1,363	Greene County Bancorp, Inc.	78,263	0.0
13,370	Hamilton Lane, Inc.	854,076	0.1
32,872	Hancock Whitney Corp.	1,590,676	0.2
13,103	Hanmi Financial Corp.	324,299	0.0
32,792	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	950,312	0.1
18,927	HarborOne Bancorp, Inc.	263,085	0.0
2,590 (1)	HCI Group, Inc.	102,538	0.0
15,941	Heartland Financial USA, Inc.	743,169	0.1
26,054	Heritage Commerce Corp.	338,702	0.0
14,654	Heritage Financial Corp.	448,999	0.1
20,346	Hilltop Holdings, Inc.	610,583	0.1
668	Hingham Institution for Savings	184,341	0.0
6,082 (1)(2)	Hippo Holdings, Inc.	82,715	0.0
3,848	Home Bancorp, Inc.	154,035	0.0
69,026	Home Bancshares, Inc./Conway AR	1,573,103	0.2
7,420	HomeStreet, Inc.	204,644	0.0
6,557	HomeTrust Bancshares, Inc.	158,483	0.0
45,056	Hope Bancorp, Inc.	577,167	0.1
16,167	Horace Mann Educators Corp.	604,161	0.1
17,767	Horizon Bancorp, Inc.	267,926	0.0
19,416	Houlihan Lokey, Inc.	1,692,299	0.2
17,802	Independent Bank Corp.	1,503,023	0.2
2,180	Independent Bank Corp. Michigan	52,146	0.0
14,285	Independent Bank Group, Inc.	858,243	0.1
20,857	International Bancshares Corp.	954,416	0.1
12,845 (1)	Invesco Mortgage Capital, Inc.	163,517	0.0
28,511	Jackson Financial, Inc.	991,898	0.1
14,240	James River Group Holdings Ltd.	297,758	0.0
3,905	John Marshall Bancorp, Inc.	112,386	0.0
26,431	Kearny Financial Corp./MD	268,275	0.0
8,350	Kinsale Capital Group, Inc.	2,183,692	0.3
20,280	KKR Real Estate Finance Trust, Inc.	283,109	0.0
47,644	Ladder Capital Corp.	478,346	0.1
24,077	Lakeland Bancorp, Inc.	423,996	0.1
9,632	Lakeland Financial Corp.	702,847	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
18,176 (1)(2)	Lemonade, Inc.	$248,648	0.0
38,625 (2)	LendingClub Corp.	339,900	0.0
4,066 (2)	LendingTree, Inc.	86,728	0.0
12,430	Live Oak Bancshares, Inc.	375,386	0.0
19,146 (2)	MBIA, Inc.	246,026	0.0
6,981	Mercantile Bank Corp.	233,724	0.0
6,870	Merchants Bancorp/IN	167,078	0.0
10,176	Mercury General Corp.	348,019	0.0
8,757	Metrocity Bankshares, Inc.	189,414	0.0
4,000 (2)	Metropolitan Bank Holding Corp.	234,680	0.0
42,103	MFA Financial, Inc.	414,715	0.1
5,886	Mid Penn Bancorp, Inc.	176,403	0.0
8,412	Midland States Bancorp, Inc.	223,927	0.0
6,374	MidWestOne Financial Group, Inc.	202,375	0.0
24,028	Moelis & Co.	921,954	0.1
54,501 (2)	Moneylion, Inc.	33,791	0.0
26,529 (2)	Mr Cooper Group, Inc.	1,064,609	0.1
4,354	MVB Financial Corp.	95,875	0.0
11,980	National Bank Holdings Corp.	503,999	0.1
908	National Western Life Group, Inc.	255,148	0.0
41,039	Navient Corp.	675,092	0.1
16,951	NBT Bancorp., Inc.	736,012	0.1
5,706	Nelnet, Inc.	517,820	0.1
10,561 (2)	NerdWallet, Inc.	101,386	0.0
156,767	New York Mortgage Trust, Inc.	401,324	0.1
4,910 (1)(2)	Nicolet Bankshares, Inc.	391,769	0.1
32,903 (2)	NMI Holdings, Inc.	687,673	0.1
20,303	Northfield Bancorp, Inc.	319,366	0.0
44,952	Northwest Bancshares, Inc.	628,429	0.1
22,992	OceanFirst Financial Corp.	488,580	0.1
19,332	OFG Bancorp	532,790	0.1
111,937	Old National Bancorp.	2,012,627	0.2
16,480	Old Second Bancorp, Inc.	264,339	0.0
41,148 (2)	Open Lending Corp.	277,749	0.0
8,977 (2)	Oportun Financial Corp.	49,463	0.0
3,405	Oppenheimer Holdings, Inc.	144,134	0.0
13,755 (1)	Orchid Island Capital, Inc.	144,428	0.0
9,327	Origin Bancorp, Inc.	342,301	0.0
47,383 (2)	Oscar Health, Inc.	116,562	0.0
36,380	Pacific Premier Bancorp, Inc.	1,148,153	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
9,465 (2)	Palomar Holdings, Inc.	$427,439	0.1
5,848	Park National Corp.	823,106	0.1
11,351	Pathward Financial, Inc.	488,661	0.1
7,679	Peapack-Gladstone Financial Corp.	285,812	0.0
11,046	PennyMac Financial Services, Inc.	625,866	0.1
39,347 (1)	Pennymac Mortgage Investment Trust	487,509	0.1
10,579	Peoples Bancorp., Inc.	298,857	0.0
3,165	Peoples Financial Services Corp.	164,074	0.0
15,201	Perella Weinberg Partners	148,970	0.0
6,677	Piper Sandler Cos	869,279	0.1
9,341	PJT Partners, Inc.	688,338	0.1
14,891 (2)	PRA Group, Inc.	503,018	0.1
5,835	Preferred Bank/Los Angeles CA	435,408	0.1
14,643	Premier Financial Corp.	394,922	0.1
11,003	Primis Financial Corp.	130,386	0.0
21,155	ProAssurance Corp.	369,578	0.0
4,835 (2)	Professional Holding Corp.	134,123	0.0
20,119 (2)	PROG Holdings, Inc.	339,810	0.0
30,408	Provident Financial Services, Inc.	649,515	0.1
6,195	QCR Holdings, Inc.	307,520	0.0
60,000	Radian Group, Inc.	1,144,200	0.1
27,316 (1)	Ready Capital Corp.	304,300	0.0
46,078	Redwood Trust, Inc.	311,487	0.0
3,249	Regional Management Corp.	91,232	0.0
21,480	Renasant Corp.	807,433	0.1
4,125	Republic Bancorp., Inc.	168,795	0.0
17,551 (2)	Republic First Bancorp, Inc.	37,735	0.0
14,989	RLI Corp.	1,967,606	0.2
15,976	S&T Bancorp, Inc.	546,060	0.1
5,732	Safety Insurance Group, Inc.	482,978	0.1
17,973	Sandy Spring Bancorp, Inc.	633,189	0.1
8,933	Sculptor Capital Management, Inc.	77,360	0.0
22,555	Seacoast Banking Corp. of Florida	703,490	0.1
22,985	Selective Insurance Group	2,036,701	0.2
54,098 (2)	Selectquote, Inc.	36,348	0.0
19,291	ServisFirst Bancshares, Inc.	1,329,343	0.2
5,755	Sierra Bancorp.	122,236	0.0
12,011 (1)(2)	Silvergate Capital Corp.	208,991	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
47,909	Simmons First National Corp.	$1,033,876	0.1
40,064 (2)	SiriusPoint Ltd.	236,378	0.0
6,906	SmartFinancial, Inc.	189,915	0.0
3,593 (2)	Southern First Bancshares, Inc.	164,380	0.0
3,753	Southern Missouri Bancorp, Inc.	172,000	0.0
12,654	Southside Bancshares, Inc.	455,417	0.1
28,668	SouthState Corp.	2,189,088	0.3
19,265	Stellar Bancorp, Inc.	567,547	0.1
19,922	StepStone Group, Inc.	501,636	0.1
10,117	Stewart Information Services Corp.	432,299	0.1
10,828 (1)	Stock Yards Bancorp, Inc.	703,603	0.1
6,655 (2)	StoneX Group, Inc.	634,222	0.1
19,349 (2)	Texas Capital Bancshares, Inc.	1,166,938	0.1
4,180 (2)	Third Coast Bancshares, Inc.	77,037	0.0
10,141	Tiptree Financial, Inc.	140,351	0.0
6,019	Tompkins Financial Corp.	466,954	0.1
26,173	TowneBank/Portsmouth VA	807,175	0.1
28,143	TPG RE Finance Trust, Inc.	191,091	0.0
12,268	Trico Bancshares	625,545	0.1
9,241 (2)	Triumph Financial, Inc.	451,608	0.1
14,885 (1)(2)	Trupanion, Inc.	707,484	0.1
8,582	TrustCo Bank Corp. NY	322,597	0.0
23,855	Trustmark Corp.	832,778	0.1
32,118 (1)	Two Harbors Investment Corp.	506,501	0.1
16,701	UMB Financial Corp.	1,394,868	0.2
50,621	United Bankshares, Inc.	2,049,644	0.2
40,380	United Community Banks, Inc./GA	1,364,844	0.2
8,670	United Fire Group, Inc.	237,211	0.0
11,265	Universal Insurance Holdings, Inc.	119,296	0.0
12,489	Univest Financial Corp.	326,338	0.0
157,803	Valley National Bancorp	1,784,752	0.2
19,941	Veritex Holdings, Inc.	559,943	0.1
6,059	Victory Capital Holdings, Inc.	162,563	0.0
2,786	Virtus Investment Partners, Inc.	533,352	0.1
11,734	Walker & Dunlop, Inc.	920,884	0.1
25,215	Washington Federal, Inc.	845,963	0.1
7,075	Washington Trust Bancorp, Inc.	333,799	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
8,365	Waterstone Financial, Inc.	$144,213	0.0
22,805	WesBanco, Inc.	843,329	0.1
7,554	West BanCorp, Inc.	193,005	0.0
10,415	Westamerica Bancorp.	614,589	0.1
55,231 (1)	WisdomTree, Inc.	301,009	0.0
1,604 (1)(2)	World Acceptance Corp.	105,768	0.0
24,848	WSFS Financial Corp.	1,126,613	0.1
		150,954,795	16.8
	Health Care: 16.5%
69,065 (2)	1Life Healthcare, Inc.	1,154,076	0.1
98,074 (2)	23andMe Holding Co.	211,840	0.0
15,019 (2)	2seventy bio, Inc.	140,728	0.0
11,710 (2)	4D Molecular Therapeutics, Inc.	260,079	0.0
5,355 (1)(2)	Aadi Bioscience, Inc.	68,705	0.0
79,447 (2)	AbCellera Biologics, Inc.	804,798	0.1
20,105 (2)	Absci Corp.	42,221	0.0
46,015 (2)	Acadia Pharmaceuticals, Inc.	732,559	0.1
24,798 (2)	Accolade, Inc.	193,176	0.0
24,646 (2)	Aclaris Therapeutics, Inc.	388,175	0.1
27,808 (2)	AdaptHealth Corp.	534,470	0.1
43,121 (2)	Adaptive Biotechnologies Corp.	329,444	0.0
6,000 (2)	Addus HomeCare Corp.	596,940	0.1
10,741 (2)	Adicet Bio, Inc.	96,025	0.0
71,313 (2)	ADMA Biologics, Inc.	276,694	0.0
3,773 (1)(2)	Aerovate Therapeutics, Inc.	110,549	0.0
59,093 (2)	Affimed NV	73,275	0.0
118,563 (2)	Agenus, Inc.	284,551	0.0
11,000 (1)(2)	Agiliti, Inc.	179,410	0.0
21,634 (2)	Agios Pharmaceuticals, Inc.	607,483	0.1
13,165 (2)	Akero Therapeutics, Inc.	721,442	0.1
6,383 (2)	Akoya Biosciences, Inc.	61,085	0.0
6,772 (2)	Albireo Pharma, Inc.	146,343	0.0
24,437 (2)	Alector, Inc.	225,554	0.0
35,474 (2)	Alignment Healthcare, Inc.	417,174	0.1
62,678 (2)	Alkermes PLC	1,637,776	0.2
31,068 (1)(2)	Allogene Therapeutics, Inc.	195,418	0.0
12,846 (2)	Allovir, Inc.	65,900	0.0
43,723 (2)	Allscripts Healthcare Solutions, Inc.	771,274	0.1
28,352 (2)	Alphatec Holdings, Inc.	350,147	0.1
8,208 (2)	Alpine Immune Sciences, Inc.	60,329	0.0
8,931 (1)(2)	ALX Oncology Holdings, Inc.	100,652	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
90,263 (2)	American Well Corp.	$255,444	0.0
105,815 (2)	Amicus Therapeutics, Inc.	1,292,001	0.2
16,877 (2)	AMN Healthcare Services, Inc.	1,735,293	0.2
41,827 (2)	Amneal Pharmaceuticals, Inc.	83,236	0.0
14,911 (2)	Amphastar Pharmaceuticals, Inc.	417,806	0.1
19,261 (2)	Amylyx Pharmaceuticals, Inc.	711,694	0.1
4,491 (2)	AN2 Therapeutics, Inc.	42,799	0.0
8,281 (2)	AnaptysBio, Inc.	256,628	0.0
26,383 (1)(2)	Anavex Life Sciences Corp.	244,307	0.0
14,559 (2)	Angiodynamics, Inc.	200,477	0.0
5,019 (2)	ANI Pharmaceuticals, Inc.	201,914	0.0
5,737 (2)	Anika Therapeutics, Inc.	169,815	0.0
35,924 (2)	Apellis Pharmaceuticals, Inc.	1,857,630	0.2
14,944 (2)	Apollo Medical Holdings, Inc.	442,193	0.1
42,208 (2)	Arbutus Biopharma Corp.	98,345	0.0
11,381 (1)(2)	Arcellx, Inc.	352,583	0.1
8,848 (1)(2)	Arcturus Therapeutics Holdings, Inc.	150,062	0.0
19,836 (2)	Arcus Biosciences, Inc.	410,208	0.1
15,496 (2)	Arcutis Biotherapeutics, Inc.	229,341	0.0
39,586 (2)	Arrowhead Pharmaceuticals, Inc.	1,605,608	0.2
15,253 (1)(2)	Artivion, Inc.	184,866	0.0
18,650 (1)(2)	Arvinas, Inc.	638,017	0.1
37,995 (2)	Atara Biotherapeutics, Inc.	124,624	0.0
30,457 (2)	Atea Pharmaceuticals, Inc.	146,498	0.0
12,560 (2)	Athira Pharma, Inc.	39,815	0.0
17,464 (2)	AtriCure, Inc.	775,052	0.1
537	Atrion Corp.	300,425	0.0
7,004 (2)	Aura Biosciences, Inc.	73,542	0.0
52,480 (2)	Aurinia Pharmaceuticals, Inc.	226,714	0.0
18,184 (2)	Avanos Medical, Inc.	492,059	0.1
23,552 (2)	Avid Bioservices, Inc.	324,311	0.0
20,502 (2)	Avidity Biosciences, Inc.	454,939	0.1
16,108 (2)	AxoGen, Inc.	160,758	0.0
18,609 (2)	Axonics, Inc.	1,163,621	0.1
12,252 (1)(2)	Axsome Therapeutics, Inc.	944,997	0.1
24,336 (1)(2)	Beam Therapeutics, Inc.	951,781	0.1
21,087 (2)	Berkeley Lights, Inc.	56,513	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
71,681 (2)	BioCryst Pharmaceuticals, Inc.	$822,898	0.1
24,074 (1)(2)	Biohaven Ltd.	334,147	0.0
13,035 (2)	BioLife Solutions, Inc.	237,237	0.0
114,621 (1)(2)	Bionano Genomics, Inc.	167,347	0.0
10,999 (2)	Bioventus, Inc.	28,707	0.0
7,992 (1)(2)	Bioxcel Therapeutics, Inc.	171,668	0.0
32,458 (1)(2)	Bluebird Bio, Inc.	224,609	0.0
23,031 (2)	Blueprint Medicines Corp.	1,008,988	0.1
41,578 (2)	Bridgebio Pharma, Inc.	316,824	0.0
72,297 (2)	Brookdale Senior Living, Inc.	197,371	0.0
51,340 (2)	Butterfly Network, Inc.	126,296	0.0
16,458 (2)	C4 Therapeutics, Inc.	97,102	0.0
62,689 (2)	Cano Health, Inc.	85,884	0.0
18,043 (2)	Cara Therapeutics, Inc.	193,782	0.0
15,485 (2)	Cardiovascular Systems, Inc.	210,906	0.0
19,521 (2)	CareDx, Inc.	222,735	0.0
24,328 (2)	CareMax, Inc.	88,797	0.0
21,530 (2)	Caribou Biosciences, Inc.	135,208	0.0
14,858 (1)(2)	Cassava Sciences, Inc.	438,905	0.1
9,364 (2)	Castle Biosciences, Inc.	220,429	0.0
37,451 (2)	Catalyst Pharmaceuticals, Inc.	696,589	0.1
17,630 (1)(2)	Celldex Therapeutics, Inc.	785,769	0.1
25,628 (2)	Celularity, Inc.	33,060	0.0
8,962 (2)	Century Therapeutics, Inc.	45,975	0.0
21,479 (1)(2)	Cerevel Therapeutics Holdings, Inc.	677,448	0.1
69,019 (2)	Cerus Corp.	251,919	0.0
34,598 (2)	Chimerix, Inc.	64,352	0.0
18,729 (2)	Chinook Therapeutics, Inc.	490,700	0.1
9,244 (2)	CinCor Pharma, Inc.	113,609	0.0
150,588 (2)	Clover Health Investments Corp.	139,972	0.0
24,125 (2)	Codexis, Inc.	112,423	0.0
24,451 (2)	Cogent Biosciences, Inc.	282,654	0.0
29,171 (2)	Coherus Biosciences, Inc.	231,034	0.0
13,299 (2)	Collegium Pharmaceutical, Inc.	308,537	0.0
51,605 (2)	Community Health Systems, Inc.	222,934	0.0
6,092 (2)	Computer Programs & Systems, Inc.	165,824	0.0
10,966	Conmed Corp.	972,026	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
33,019 (2)	Corcept Therapeutics, Inc.	$670,616	0.1
3,517 (2)	Corvel Corp.	511,126	0.1
20,606 (2)	Crinetics Pharmaceuticals, Inc.	377,090	0.1
14,190 (2)	Cross Country Healthcare, Inc.	377,028	0.1
16,998 (2)	CryoPort, Inc.	294,915	0.0
38,574 (2)	CTI BioPharma Corp.	231,830	0.0
44,111 (2)	Cue Health, Inc.	91,310	0.0
12,281 (2)	Cullinan Oncology, Inc.	129,565	0.0
6,417 (2)	Cutera, Inc.	283,760	0.0
44,063 (2)	Cytek Biosciences, Inc.	449,883	0.1
31,625 (2)	Cytokinetics, Inc.	1,449,058	0.2
10,513 (1)(2)	Day One Biopharmaceuticals, Inc.	226,240	0.0
17,305 (2)	Deciphera Pharmaceuticals, Inc.	283,629	0.0
41,132 (2)	Denali Therapeutics, Inc.	1,143,881	0.1
13,162 (2)	Design Therapeutics, Inc.	135,042	0.0
13,338 (1)(2)	DICE Therapeutics, Inc.	416,146	0.1
31,516 (2)	DocGo, Inc.	222,818	0.0
45,693 (2)	Dynavax Technologies Corp.	486,174	0.1
12,695 (2)	Dyne Therapeutics, Inc.	147,135	0.0
4,142 (2)	Eagle Pharmaceuticals, Inc./DE	121,071	0.0
13,608 (2)	Edgewise Therapeutics, Inc.	121,656	0.0
26,626 (2)	Editas Medicine, Inc.	236,173	0.0
16,112 (2)	Eiger BioPharmaceuticals, Inc.	19,012	0.0
22,334	Embecta Corp.	564,827	0.1
19,305 (2)	Emergent Biosolutions, Inc.	227,992	0.0
7,561 (2)	Enanta Pharmaceuticals, Inc.	351,738	0.1
20,787	Ensign Group, Inc.	1,966,658	0.2
76,840 (2)	EQRx, Inc.	189,026	0.0
26,124 (2)	Erasca, Inc.	112,594	0.0
28,043 (2)	Esperion Therapeutics, Inc.	174,708	0.0
31,543 (2)	Evolent Health, Inc.	885,727	0.1
13,449 (2)	Evolus, Inc.	101,002	0.0
10,258 (1)(2)	EyePoint Pharmaceuticals, Inc.	35,903	0.0
31,961 (1)(2)	Fate Therapeutics, Inc.	322,486	0.0
33,793 (2)	FibroGen, Inc.	541,364	0.1
49,138 (2)	Figs, Inc.	330,699	0.0
7,906 (2)	Foghorn Therapeutics, Inc.	50,440	0.0
17,230 (2)	Fulcrum Therapeutics, Inc.	125,434	0.0
8,207 (1)(2)	Fulgent Genetics, Inc.	244,404	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
20,075 (2)	Generation Bio Co.	$78,895	0.0
138,799 (2)	Geron Corp.	335,894	0.1
17,636 (2)	Glaukos Corp.	770,340	0.1
24,100 (1)(2)	Gossamer Bio, Inc.	52,297	0.0
37,276 (2)	GreenLight Biosciences Holdings PBC	43,986	0.0
19,525 (2)	Haemonetics Corp.	1,535,641	0.2
51,815 (2)	Halozyme Therapeutics, Inc.	2,948,274	0.3
10,159 (2)	Harmony Biosciences Holdings, Inc.	559,761	0.1
21,607 (2)	Health Catalyst, Inc.	229,682	0.0
31,893 (2)	HealthEquity, Inc.	1,965,885	0.2
9,985 (2)	HealthStream, Inc.	248,027	0.0
39,426 (2)	Heron Therapeutics, Inc.	98,565	0.0
3,715 (2)	Heska Corp.	230,924	0.0
6,954 (2)	HilleVax, Inc.	116,340	0.0
46,728 (1)(2)	Hims & Hers Health, Inc.	299,526	0.0
21,174 (2)	Humacyte, Inc.	44,677	0.0
9,110 (2)	Icosavax, Inc.	72,333	0.0
16,215 (2)	Ideaya Biosciences, Inc.	294,627	0.0
4,378 (2)	IGM Biosciences, Inc.	74,470	0.0
10,617 (2)	Imago Biosciences, Inc.	381,681	0.1
31,416 (1)(2)	ImmunityBio, Inc.	159,279	0.0
83,347 (2)	Immunogen, Inc.	413,401	0.1
16,815 (2)	Immunovant, Inc.	298,466	0.0
18,406 (2)	Inari Medical, Inc.	1,169,885	0.1
12,557 (1)(2)	Inhibrx, Inc.	309,404	0.0
7,077 (2)	Innovage Holding Corp.	50,813	0.0
24,238 (2)	Innoviva, Inc.	321,154	0.0
8,820 (2)	Inogen, Inc.	173,842	0.0
6,895 (1)(2)	Inotiv, Inc.	34,061	0.0
93,170 (2)	Inovio Pharmaceuticals, Inc.	145,345	0.0
51,057 (1)(2)	Insmed, Inc.	1,020,119	0.1
10,722 (2)	Inspire Medical Systems, Inc.	2,700,657	0.3
12,776 (2)	Integer Holdings Corp.	874,645	0.1
32,432 (2)	Intellia Therapeutics, Inc.	1,131,552	0.1
10,021 (2)	Intercept Pharmaceuticals, Inc.	123,960	0.0
35,213 (2)	Intra-Cellular Therapies, Inc.	1,863,472	0.2
96,604 (1)(2)	Invitae Corp.	179,683	0.0
19,953 (2)	Invivyd, Inc.	29,930	0.0
58,146 (2)	Iovance Biotherapeutics, Inc.	371,553	0.1
2,596	iRadimed Corp.	73,441	0.0
11,475 (2)	iRhythm Technologies, Inc.	1,074,863	0.1
51,264 (1)(2)	Ironwood Pharmaceuticals, Inc.	635,161	0.1
9,198 (2)	iTeos Therapeutics, Inc.	179,637	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
51,230 (2)	IVERIC bio, Inc.	$1,096,834	0.1
7,246 (2)	Janux Therapeutics, Inc.	95,430	0.0
5,645 (2)	Joint Corp./The	78,917	0.0
9,826 (2)	KalVista Pharmaceuticals, Inc.	66,424	0.0
11,438 (2)	Karuna Therapeutics, Inc.	2,247,567	0.3
28,866 (2)	Karyopharm Therapeutics, Inc.	98,144	0.0
7,114 (2)	Keros Therapeutics, Inc.	341,614	0.1
19,853 (2)	Kezar Life Sciences, Inc.	139,765	0.0
13,278 (2)	Kiniksa Pharmaceuticals Ltd.	198,904	0.0
12,075 (2)	Kinnate Biopharma, Inc.	73,658	0.0
13,226 (2)	Kodiak Sciences, Inc.	94,698	0.0
15,094 (2)	Kronos Bio, Inc.	24,452	0.0
8,047 (2)	Krystal Biotech, Inc.	637,483	0.1
24,683 (2)	Kura Oncology, Inc.	306,316	0.0
14,734 (2)	Kymera Therapeutics, Inc.	367,761	0.1
26,236 (2)	Lantheus Holdings, Inc.	1,336,987	0.2
7,630	LeMaitre Vascular, Inc.	351,133	0.1
32,681 (2)	Lexicon Pharmaceuticals, Inc.	62,421	0.0
11,380 (2)	LHC Group, Inc.	1,840,032	0.2
28,423 (2)	LifeStance Health Group, Inc.	140,410	0.0
5,787 (2)	Ligand Pharmaceuticals, Inc.	386,572	0.1
18,563 (1)(2)	Liquidia Corp.	118,246	0.0
20,655 (2)	LivaNova PLC	1,147,179	0.1
67,441 (1)(2)	Lyell Immunopharma, Inc.	234,020	0.0
23,564 (2)	MacroGenics, Inc.	158,114	0.0
4,990 (2)	Madrigal Pharmaceuticals, Inc.	1,448,348	0.2
96,451 (1)(2)	MannKind Corp.	508,297	0.1
34,398 (2)	MaxCyte, Inc.	187,813	0.0
9,947 (2)	Medpace Holdings, Inc.	2,112,842	0.2
11,938 (2)	MeiraGTx Holdings plc	77,836	0.0
16,493 (2)	Meridian Bioscience, Inc.	547,733	0.1
20,853 (2)	Merit Medical Systems, Inc.	1,472,639	0.2
35,184 (2)	Mersana Therapeutics, Inc.	206,178	0.0
1,955	Mesa Laboratories, Inc.	324,941	0.0
43,769 (2)	MiMedx Group, Inc.	121,678	0.0
6,988 (2)	Mirum Pharmaceuticals, Inc.	136,266	0.0
4,870 (2)	ModivCare, Inc.	436,985	0.1
11,963 (1)(2)	Monte Rosa Therapeutics, Inc.	91,038	0.0
10,057 (2)	Morphic Holding, Inc.	269,025	0.0
147,614 (2)	Multiplan Corp.	169,756	0.0
30,285 (2)	Myriad Genetics, Inc.	439,435	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
18,030 (2)	NanoString Technologies, Inc.	$143,699	0.0
17,607 (1)(2)	Nano-X Imaging Ltd.	129,940	0.0
4,919	National Healthcare Corp.	292,681	0.0
5,788	National Research Corp.	215,892	0.0
20,754 (2)	Nautilus Biotechnology, Inc.	37,357	0.0
71,483 (2)	Nektar Therapeutics	161,552	0.0
77,579 (2)	Neogen Corp.	1,181,528	0.1
47,782 (2)	NeoGenomics, Inc.	441,506	0.1
13,318 (2)	Nevro Corp.	527,393	0.1
21,924 (2)	NextGen Healthcare, Inc.	411,733	0.1
15,576 (2)	NGM Biopharmaceuticals, Inc.	78,192	0.0
12,839 (2)	Nkarta, Inc.	76,906	0.0
18,031 (2)	Nurix Therapeutics, Inc.	197,980	0.0
97,494 (1)(2)	Nutex Health, Inc.	185,239	0.0
7,566 (2)	Nuvalent, Inc.	225,315	0.0
20,262 (2)	NuVasive, Inc.	835,605	0.1
46,169 (2)	Nuvation Bio, Inc.	88,644	0.0
80,752 (1)(2)	Ocugen, Inc.	104,978	0.0
29,930 (2)	Ocular Therapeutix, Inc.	84,103	0.0
28,356 (2)	OmniAb, Inc.	102,082	0.0
2,194 (2)(4)(5)	OmniAB, Inc. - 12.5 Earnout Shares	—	—
2,194 (2)(4)(5)	OmniAB, Inc. - 15 Earnout Shares	—	—
16,836 (2)	Omnicell, Inc.	848,871	0.1
156,761 (2)	Opko Health, Inc.	195,951	0.0
6,998 (2)	OptimizeRx Corp.	117,566	0.0
59,632 (2)	Option Care Health, Inc.	1,794,327	0.2
28,304 (2)	OraSure Technologies, Inc.	136,425	0.0
29,319 (2)	Organogenesis Holdings, Inc.	78,868	0.0
7,691 (2)	Orthofix Medical, Inc.	157,896	0.0
5,815 (2)	OrthoPediatrics Corp.	231,030	0.0
46,993 (1)(2)	Outlook Therapeutics, Inc.	50,752	0.0
18,414 (2)	Outset Medical, Inc.	475,449	0.1
28,162	Owens & Minor, Inc.	550,004	0.1
86,587 (2)	Pacific Biosciences of California, Inc.	708,282	0.1
17,190 (2)	Pacira BioSciences, Inc.	663,706	0.1
17,918 (2)	Paragon 28, Inc.	342,413	0.1
33,825	Patterson Cos., Inc.	948,115	0.1
28,358 (2)	Pear Therapeutics, Inc.	33,462	0.0
31,928 (1)(2)	Pediatrix Medical Group, Inc.	474,450	0.1
10,171 (2)	Pennant Group, Inc./The	111,678	0.0
5,836 (1)(2)	PepGen, Inc.	78,027	0.0
11,074 (1)(2)	PetIQ, Inc.	102,102	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
8,972 (2)	Phathom Pharmaceuticals, Inc.	$100,666	0.0
8,400	Phibro Animal Health Corp.	112,644	0.0
18,990 (2)	Phreesia, Inc.	614,516	0.1
14,725 (1)(2)	PMV Pharmaceuticals, Inc.	128,108	0.0
32,060 (2)	Point Biopharma Global, Inc.	233,717	0.0
18,069 (2)	Praxis Precision Medicines, Inc.	43,004	0.0
41,308 (2)	Precigen, Inc.	62,788	0.0
19,151 (2)	Prestige Consumer Healthcare, Inc.	1,198,853	0.1
2,736 (1)(2)	Prime Medicine, Inc.	50,835	0.0
17,006 (2)	Privia Health Group, Inc.	386,206	0.1
9,992 (2)	PROCEPT BioRobotics Corp.	415,068	0.1
28,557 (2)	Progyny, Inc.	889,551	0.1
13,305 (2)	Prometheus Biosciences, Inc.	1,463,550	0.2
18,954 (2)	Protagonist Therapeutics, Inc.	206,788	0.0
13,795 (2)	Prothena Corp. PLC	831,149	0.1
24,520 (2)	Provention Bio, Inc.	259,176	0.0
26,998 (2)	PTC Therapeutics, Inc.	1,030,514	0.1
13,247 (2)	Pulmonx Corp.	111,672	0.0
12,465 (2)	Quanterix Corp.	172,640	0.0
34,715 (2)	Quantum-Si, Inc.	63,528	0.0
56,925 (2)	R1 RCM, Inc.	623,329	0.1
19,242 (2)	RadNet, Inc.	362,327	0.1
6,754 (2)	Rallybio Corp.	44,374	0.0
9,924 (1)(2)	RAPT Therapeutics, Inc.	196,495	0.0
10,625 (1)(2)	Reata Pharmaceuticals, Inc.	403,644	0.1
52,605 (1)(2)	Recursion Pharmaceuticals, Inc.	405,585	0.1
15,496 (2)	REGENXBIO, Inc.	351,449	0.1
32,626 (2)	Relay Therapeutics, Inc.	487,432	0.1
10,752 (2)	Relmada Therapeutics, Inc.	37,524	0.0
14,824 (2)	Replimune Group, Inc.	403,213	0.1
30,522 (2)	Revance Therapeutics, Inc.	563,436	0.1
28,543 (2)	REVOLUTION Medicines, Inc.	679,894	0.1
66,909 (2)	Rigel Pharmaceuticals, Inc.	100,364	0.0
20,237 (2)	Rocket Pharmaceuticals, Inc.	396,038	0.1
8,877 (2)	RxSight, Inc.	112,472	0.0
19,979 (2)	Sage Therapeutics, Inc.	761,999	0.1
33,854 (1)(2)	Sana Biotechnology, Inc.	133,723	0.0
49,518 (2)	Sangamo Therapeutics, Inc.	155,487	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
20,719 (2)	Schrodinger, Inc./United States	$387,238	0.1
13,620 (2)	SeaSpine Holdings Corp.	113,727	0.0
19,611 (2)	Seer, Inc.	113,744	0.0
40,945	Select Medical Holdings Corp.	1,016,664	0.1
177,167 (1)(2)	Senseonics Holdings, Inc.	182,482	0.0
27,589 (2)	Seres Therapeutics, Inc.	154,498	0.0
112,357 (2)	Sharecare, Inc.	179,771	0.0
13,672 (2)	Shockwave Medical, Inc.	2,811,100	0.3
13,731 (1)(2)	SI-BONE, Inc.	186,742	0.0
18,140	SIGA Technologies, Inc.	133,510	0.0
8,038 (2)	Sight Sciences, Inc.	98,144	0.0
13,598 (2)	Silk Road Medical, Inc.	718,654	0.1
6,171	Simulations Plus, Inc.	225,673	0.0
20,937 (1)(2)	Singular Genomics Systems, Inc.	42,083	0.0
55,479 (2)	SomaLogic, Inc.	139,252	0.0
185,246 (2)	Sorrento Therapeutics, Inc.	164,128	0.0
13,472 (1)(2)	SpringWorks Therapeutics, Inc.	350,407	0.1
18,403 (2)	Staar Surgical Co.	893,282	0.1
9,173 (2)	Stoke Therapeutics, Inc.	84,667	0.0
18,825 (2)	Supernus Pharmaceuticals, Inc.	671,488	0.1
19,283 (2)	Surgery Partners, Inc.	537,224	0.1
5,607 (2)	SurModics, Inc.	191,311	0.0
19,958 (2)	Sutro Biopharma, Inc.	161,261	0.0
20,128 (1)(2)	Syndax Pharmaceuticals, Inc.	512,258	0.1
8,094 (2)	Tactile Systems Technology, Inc.	92,919	0.0
17,371 (2)	Tango Therapeutics, Inc.	125,940	0.0
7,544 (2)	Tarsus Pharmaceuticals, Inc.	110,595	0.0
10,583 (2)	Tenaya Therapeutics, Inc.	21,272	0.0
52,071 (1)(2)	TG Therapeutics, Inc.	616,000	0.1
25,949 (1)(2)	Theravance Biopharma, Inc.	291,148	0.0
6,469 (2)	Theseus Pharmaceuticals, Inc.	32,216	0.0
11,609 (2)	TransMedics Group, Inc.	716,507	0.1
23,422 (2)	Travere Therapeutics, Inc.	492,565	0.1
12,883 (2)	Treace Medical Concepts, Inc.	296,180	0.0
21,474 (2)	Twist Bioscience Corp.	511,296	0.1
2,740 (2)	UFP Technologies, Inc.	323,019	0.0
4,979	US Physical Therapy, Inc.	403,448	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
1,134	Utah Medical Products, Inc.	$114,001	0.0
21,489 (2)	Vanda Pharmaceuticals, Inc.	158,804	0.0
15,408 (1)(2)	Varex Imaging Corp.	312,782	0.0
46,333 (2)	Vaxart, Inc.	44,521	0.0
27,024 (2)	Vaxcyte, Inc.	1,295,801	0.2
95,428 (2)	VBI Vaccines, Inc.	37,322	0.0
9,349 (2)	Ventyx Biosciences, Inc.	306,554	0.0
5,824 (2)	Vera Therapeutics, Inc.	112,694	0.0
27,466 (2)	Veracyte, Inc.	651,768	0.1
18,075 (2)	Vericel Corp.	476,096	0.1
17,937 (1)(2)	Verve Therapeutics, Inc.	347,081	0.1
23,698 (2)	Vicarious Surgical, Inc.	47,870	0.0
59,058 (2)	ViewRay, Inc.	264,580	0.0
28,062 (2)	Vir Biotechnology, Inc.	710,249	0.1
14,297 (2)	Viridian Therapeutics, Inc.	417,615	0.1
22,292 (2)	Xencor, Inc.	580,484	0.1
51,431 (2)	Xeris Biopharma Holdings, Inc.	68,403	0.0
14,278 (2)	Y-mAbs Therapeutics, Inc.	69,677	0.0
17,764 (2)	Zentalis Pharmaceuticals, Inc.	357,767	0.1
8,630 (2)	Zimvie, Inc.	80,604	0.0
9,812 (1)	Zynex, Inc.	136,485	0.0
		148,048,100	16.5
	Industrials: 15.2%
49,408 (2)	3D Systems Corp.	365,619	0.1
16,777	AAON, Inc.	1,263,644	0.2
13,143 (2)	AAR Corp.	590,121	0.1
25,478	ABM Industries, Inc.	1,131,733	0.1
36,018	ACCO Brands Corp.	201,341	0.0
44,235 (2)	ACV Auctions, Inc.	363,169	0.1
30,086 (2)	Aerojet Rocketdyne Holdings, Inc.	1,682,710	0.2
9,380 (2)	Aerovironment, Inc.	803,491	0.1
6,651 (2)	AerSale Corp.	107,879	0.0
22,746 (2)	Air Transport Services Group, Inc.	590,941	0.1
3,932	Alamo Group, Inc.	556,771	0.1
11,893	Albany International Corp.	1,172,531	0.1
128,561 (2)	Alight, Inc.	1,074,770	0.1
5,868 (2)	Allegiant Travel Co.	398,965	0.1
5,211	Allied Motion Technologies, Inc.	181,395	0.0
8,464	Alta Equipment Group, Inc.	111,640	0.0
25,099	Altra Industrial Motion Corp.	1,499,665	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
12,249 (1)(2)	Ameresco, Inc.	$699,908	0.1
6,528 (2)	American Woodmark Corp.	318,958	0.0
78,959 (2)	API Group Corp.	1,485,219	0.2
8,160	Apogee Enterprises, Inc.	362,794	0.0
14,666	Applied Industrial Technologies, Inc.	1,848,356	0.2
9,431	ArcBest Corp.	660,547	0.1
54,888 (2)	Archer Aviation, Inc.	102,641	0.0
18,734	Arcosa, Inc.	1,018,006	0.1
5,396	Argan, Inc.	199,004	0.0
8,290 (1)	Aris Water Solution, Inc.	119,459	0.0
57,920 (2)	Array Technologies, Inc.	1,119,594	0.1
19,018 (2)	ASGN, Inc.	1,549,587	0.2
8,821	Astec Industries, Inc.	358,662	0.0
54,879 (2)	Astra Space, Inc.	23,807	0.0
10,518 (2)	Astronics Corp.	108,335	0.0
15,978 (2)	Atkore, Inc.	1,812,225	0.2
10,388 (2)	Atlas Air Worldwide Holdings, Inc.	1,047,110	0.1
9,548	AZZ, Inc.	383,830	0.1
23,523 (1)(2)	Babcock & Wilcox Enterprises, Inc.	135,728	0.0
18,745	Barnes Group, Inc.	765,733	0.1
2,801	Barrett Business Services, Inc.	261,277	0.0
19,845 (2)	Beacon Roofing Supply, Inc.	1,047,618	0.1
22,217 (2)	Berkshire Grey, Inc.	13,417	0.0
20,973 (1)(2)	Blade Air Mobility, Inc.	75,083	0.0
14,125 (1)(2)	Blink Charging Co.	154,951	0.0
67,341 (1)(2)	Bloom Energy Corp.	1,287,560	0.2
7,039 (2)	Blue Bird Corp.	75,388	0.0
3,425 (2)	BlueLinx Holdings, Inc.	243,552	0.0
15,101	Boise Cascade Co.	1,036,986	0.1
17,659	Brady Corp.	831,739	0.1
18,090 (2)	BrightView Holdings, Inc.	124,640	0.0
17,447	Brink’s Co.	937,078	0.1
10,241 (1)	Brookfield Business Corp.	192,428	0.0
7,218	Cadre Holdings, Inc.	145,371	0.0
9,431	Caesarstone Ltd.	53,851	0.0
19,112 (2)	Casella Waste Systems, Inc.	1,515,773	0.2
19,029 (2)	CBIZ, Inc.	891,509	0.1
16,087 (2)	Chart Industries, Inc.	1,853,705	0.2
6,842 (2)	Cimpress PLC	188,908	0.0
7,799 (2)	CIRCOR International, Inc.	186,864	0.0
10,775	Columbus McKinnon Corp.	349,864	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
13,503	Comfort Systems USA, Inc.	$1,553,925	0.2
12,857 (2)	Concrete Pumping Holdings, Inc.	75,213	0.0
15,166 (2)	Construction Partners, Inc.	404,781	0.1
44,090 (2)	CoreCivic, Inc.	509,680	0.1
20,147	Costamare, Inc.	186,964	0.0
3,732	Covenant Logistics Group, Inc.	129,015	0.0
2,907	CRA International, Inc.	355,904	0.0
5,784	CSW Industrials, Inc.	670,539	0.1
24,095 (2)	Custom Truck One Source, Inc.	152,280	0.0
16,066 (2)	Daseke, Inc.	91,416	0.0
16,529	Deluxe Corp.	280,662	0.0
103,629 (1)(2)	Desktop Metal, Inc.	140,935	0.0
2,017 (2)	Distribution Solutions Group, Inc.	74,347	0.0
8,782	Douglas Dynamics, Inc.	317,557	0.0
4,682 (2)	Ducommun, Inc.	233,913	0.0
6,114 (2)	DXP Enterprises, Inc.	168,441	0.0
10,983 (2)	Dycom Industries, Inc.	1,028,009	0.1
4,975 (1)	Eagle Bulk Shipping, Inc.	248,452	0.0
18,276	EMCOR Group, Inc.	2,706,858	0.3
6,914 (1)	Encore Wire Corp.	951,090	0.1
20,321 (2)	Energy Recovery, Inc.	416,377	0.1
30,477 (2)	Energy Vault Holdings, Inc.	95,088	0.0
23,173	Enerpac Tool Group Corp.	589,753	0.1
15,733	EnerSys	1,161,725	0.1
9,256	Eneti, Inc.	93,023	0.0
8,936	Ennis, Inc.	198,022	0.0
41,673 (1)(2)	Enovix Corp.	518,412	0.1
7,963	EnPro Industries, Inc.	865,498	0.1
9,860	ESCO Technologies, Inc.	863,144	0.1
31,113 (1)(2)	ESS Tech, Inc.	75,605	0.0
45,285 (2)	Evoqua Water Technologies Corp.	1,793,286	0.2
19,512	Exponent, Inc.	1,933,444	0.2
22,700	Federal Signal Corp.	1,054,869	0.1
22,185 (2)	First Advantage Corp.	288,405	0.0
14,066 (1)(2)	Fluence Energy, Inc.	241,232	0.0
54,889 (2)	Fluor Corp.	1,902,453	0.2
4,871 (2)	Forrester Research, Inc.	174,187	0.0
10,296	Forward Air Corp.	1,079,947	0.1
5,042 (2)	Franklin Covey Co.	235,814	0.0
17,405	Franklin Electric Co., Inc.	1,388,049	0.2
14,722 (1)(2)	Frontier Group Holdings, Inc.	151,195	0.0
15,903 (1)(2)	FTC Solar, Inc.	42,620	0.0
147,150 (1)(2)	FuelCell Energy, Inc.	409,077	0.1
13,608	GATX Corp.	1,447,075	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
13,146	Genco Shipping & Trading Ltd.	$201,923	0.0
45,884 (1)(2)	Geo Group, Inc./The	502,430	0.1
12,434 (2)	Gibraltar Industries, Inc.	570,472	0.1
5,366	Global Industrial Co.	126,262	0.0
16,608 (2)	GMS, Inc.	827,078	0.1
45,860 (1)	Golden Ocean Group Ltd.	398,523	0.1
9,226	Gorman-Rupp Co.	236,370	0.0
74,209	GrafTech International Ltd.	353,235	0.0
17,342	Granite Construction, Inc.	608,184	0.1
26,026 (2)	Great Lakes Dredge & Dock Corp.	154,855	0.0
12,153	Greenbrier Cos., Inc.	407,490	0.1
17,924	Griffon Corp.	641,500	0.1
12,259	H&E Equipment Services, Inc.	556,559	0.1
30,408 (2)	Harsco Corp.	191,266	0.0
20,139 (2)	Hawaiian Holdings, Inc.	206,626	0.0
28,246	Healthcare Services Group, Inc.	338,952	0.0
18,574	Heartland Express, Inc.	284,925	0.0
7,664	Heidrick & Struggles International, Inc.	214,362	0.0
34,748 (2)	Heliogen, Inc.	24,261	0.0
12,504	Helios Technologies, Inc.	680,718	0.1
9,810	Herc Holdings, Inc.	1,290,702	0.2
6,711 (2)	Heritage-Crystal Clean, Inc.	217,973	0.0
27,578	Hillenbrand, Inc.	1,176,753	0.1
51,740 (2)	Hillman Solutions Corp.	373,045	0.1
8,697 (2)	HireRight Holdings Corp.	103,146	0.0
16,262	HNI Corp.	462,329	0.1
12,355 (2)	HUB Group, Inc.	982,099	0.1
16,409 (2)	Hudson Technologies, Inc.	166,059	0.0
7,850 (2)	Huron Consulting Group, Inc.	569,910	0.1
15,720 (2)	Hydrofarm Holdings Group, Inc.	24,366	0.0
53,178 (1)(2)	Hyliion Holdings Corp.	124,437	0.0
4,111	Hyster-Yale Materials Handling, Inc. - A shares	104,049	0.0
32,891 (2)	Hyzon Motors, Inc.	50,981	0.0
7,068	ICF International, Inc.	700,085	0.1
3,561 (2)	IES Holdings, Inc.	126,665	0.0
13,713	Insperity, Inc.	1,557,797	0.2
7,438	Insteel Industries, Inc.	204,694	0.0
23,210	Interface, Inc.	229,083	0.0
31,375 (2)	Janus International Group, Inc.	298,690	0.0
33,258 (2)	JELD-WEN Holding, Inc.	320,940	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
97,054 (1)(2)	Joby Aviation, Inc.	$325,131	0.0
12,182	John Bean Technologies Corp.	1,112,582	0.1
4,469	Kadant, Inc.	793,828	0.1
10,879	Kaman Corp.	242,602	0.0
42,518 (1)(2)	KAR Auction Services, Inc.	554,860	0.1
13,672	Kelly Services, Inc.	231,057	0.0
30,753	Kennametal, Inc.	739,917	0.1
7,823	Kforce, Inc.	428,935	0.1
16,531	Kimball International, Inc.	107,451	0.0
20,632	Korn Ferry	1,044,392	0.1
47,636 (2)	Kratos Defense & Security Solutions, Inc.	491,604	0.1
36,606 (1)(2)	Legalzoom.com, Inc.	283,330	0.0
52,937 (1)(2)	Li-Cycle Holdings Corp.	251,980	0.0
4,235	Lindsay Corp.	689,670	0.1
11,995	Luxfer Holdings PLC	164,571	0.0
13,442 (2)	Manitowoc Co., Inc./The	123,129	0.0
45,833 (2)	Markforged Holding Corp.	53,166	0.0
23,690	Marten Transport Ltd.	468,588	0.1
8,636 (2)	Masonite International Corp.	696,148	0.1
14,476	Matson, Inc.	904,895	0.1
12,142	Matthews International Corp.	369,602	0.1
28,501 (1)	Maxar Technologies, Inc.	1,474,642	0.2
9,227	Mcgrath Rentcorp	911,074	0.1
64,039 (2)	Microvast Holdings, Inc.	97,980	0.0
4,246	Miller Industries, Inc.	113,198	0.0
28,877	MillerKnoll, Inc.	606,706	0.1
21,810 (2)	Momentus, Inc.	17,010	0.0
10,617 (2)	Montrose Environmental Group, Inc.	471,289	0.1
10,908	Moog, Inc.	957,286	0.1
31,674 (2)	MRC Global, Inc.	366,785	0.1
21,204	Mueller Industries, Inc.	1,251,036	0.1
58,968	Mueller Water Products, Inc.	634,496	0.1
6,421 (2)	MYR Group, Inc.	591,181	0.1
1,859	National Presto Industries, Inc.	127,267	0.0
129,408 (1)(2)	Nikola Corp.	279,521	0.0
4,067 (2)	Northwest Pipe Co.	137,058	0.0
42,494 (2)	NOW, Inc.	539,674	0.1
11,591 (1)(2)	NuScale Power Corp.	118,924	0.0
5,258 (2)	NV5 Global, Inc.	695,739	0.1
1,320	Omega Flex, Inc.	123,182	0.0
2,448 (2)	PAM Transportation Services	63,403	0.0
9,310	Park Aerospace Corp.	124,847	0.0
12,251 (2)	Parsons Corp.	566,609	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
23,216 (2)	PGT Innovations, Inc.	$416,959	0.1
67,267	Pitney Bowes, Inc.	255,615	0.0
60,308 (1)(2)	Planet Labs PBC	262,340	0.0
3,319	Powell Industries, Inc.	116,762	0.0
1,228	Preformed Line Products Co.	102,280	0.0
20,303	Primoris Services Corp.	445,448	0.1
85,351 (1)(2)	Proterra, Inc.	321,773	0.0
10,559 (2)	Proto Labs, Inc.	269,571	0.0
13,085	Quanex Building Products Corp.	309,853	0.0
16,202 (2)	Radiant Logistics, Inc.	82,468	0.0
10,885 (2)	RBC Bearings, Inc.	2,278,775	0.3
3,555 (2)	Red Violet, Inc.	81,836	0.0
55,096 (2)	Resideo Technologies, Inc.	906,329	0.1
12,940	Resources Connection, Inc.	237,837	0.0
11,973	REV Group, Inc.	151,099	0.0
83,192 (1)(2)	Rocket Lab USA, Inc.	313,634	0.0
18,724	Rush Enterprises, Inc. - Class A	978,891	0.1
26,128	Safe Bulkers, Inc.	76,032	0.0
10,201 (2)	Saia, Inc.	2,138,946	0.2
41,799 (2)	Sarcos Technology and Robotics Corp.	23,462	0.0
53,193 (2)	Shoals Technologies Group, Inc.	1,312,271	0.2
13,346	Shyft Group, Inc./The	331,782	0.0
16,491	Simpson Manufacturing Co., Inc.	1,462,092	0.2
29,138 (2)	Skillsoft Corp.	37,879	0.0
18,802 (2)	Skywest, Inc.	310,421	0.0
8,329 (2)	SP Plus Corp.	289,183	0.0
47,463 (2)	Spire Global, Inc.	45,564	0.0
41,471 (2)	Spirit Airlines, Inc.	807,855	0.1
16,797 (2)	SPX Technologies, Inc.	1,102,723	0.1
4,596	Standex International Corp.	470,676	0.1
33,094	Steelcase, Inc.	233,975	0.0
55,110 (1)(2)	Stem, Inc.	492,683	0.1
9,373 (2)	Sterling Check Corp.	145,000	0.0
11,668 (2)	Sterling Infrastructure, Inc.	382,710	0.1
12,400 (2)	Sun Country Airlines Holdings, Inc.	196,664	0.0
31,599 (2)	SunPower Corp.	569,730	0.1
7,269	Tennant Co.	447,552	0.1
25,545	Terex Corp.	1,091,282	0.1
16,560	Textainer Group Holdings Ltd.	513,526	0.1
14,417 (2)	Thermon Group Holdings, Inc.	289,493	0.0
19,793 (2)	Titan International, Inc.	303,229	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
8,052 (2)	Titan Machinery, Inc.	$319,906	0.0
14,735 (2)	TPI Composites, Inc.	149,413	0.0
2,911 (2)	Transcat, Inc.	206,303	0.0
14,091 (2)	TriNet Group, Inc.	955,370	0.1
30,542	Trinity Industries, Inc.	903,127	0.1
21,994	Triton International Ltd.	1,512,747	0.2
24,609 (2)	Triumph Group, Inc.	258,887	0.0
12,684 (2)	TrueBlue, Inc.	248,353	0.0
54,614 (2)	TuSimple Holdings, Inc.	89,567	0.0
16,471 (2)	Tutor Perini Corp.	124,356	0.0
22,963	UFP Industries, Inc.	1,819,818	0.2
5,690	Unifirst Corp.	1,098,113	0.1
2,498	Universal Logistics Holdings, Inc.	83,533	0.0
46,527 (2)	Upwork, Inc.	485,742	0.1
4,760 (2)	V2X, Inc.	196,540	0.0
21,026 (2)	Velo3D, Inc.	37,637	0.0
5,157	Veritiv Corp.	627,658	0.1
8,446 (2)	Viad Corp.	205,998	0.0
8,525 (2)	Vicor Corp.	458,219	0.1
41,825 (1)(2)	View, Inc.	40,357	0.0
88,561 (1)(2)	Virgin Galactic Holdings, Inc.	308,192	0.0
4,398	VSE Corp.	206,178	0.0
19,310	Wabash National Corp.	436,406	0.1
10,483	Watts Water Technologies, Inc.	1,532,929	0.2
23,894	Werner Enterprises, Inc.	961,972	0.1
59,872 (2)	Wheels Up Experience, Inc.	61,668	0.0
4,466 (2)	Willdan Group, Inc.	79,718	0.0
27,897 (2)	Xos, Inc.	12,356	0.0
47,496	Zurn Elkay Water Solutions Corp.	1,004,540	0.1
		136,969,673	15.2
	Information Technology: 12.4%
47,799 (1)(2)	8x8, Inc.	206,492	0.0
8,887 (1)(2)	908 Devices, Inc.	67,719	0.0
25,908	A10 Networks, Inc.	430,850	0.1
43,765 (2)	ACI Worldwide, Inc.	1,006,595	0.1
18,674 (2)	ACM Research, Inc.	143,977	0.0
40,835	Adeia, Inc.	387,116	0.1
27,547	ADTRAN Holdings, Inc.	517,608	0.1
14,372	Advanced Energy Industries, Inc.	1,232,830	0.1
38,147 (1)(2)	Aeva Technologies, Inc.	51,880	0.0
55,839 (2)	AEye, Inc.	26,836	0.0
7,789 (2)	Agilysys, Inc.	616,421	0.1
19,428 (1)(2)	Akoustis Technologies, Inc.	54,787	0.0
18,522 (2)	Alarm.com Holdings, Inc.	916,469	0.1
14,259 (2)	Alkami Technology, Inc.	208,039	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
8,255 (2)	Alpha & Omega Co.	$235,845	0.0
19,516 (2)	Altair Engineering, Inc.	887,393	0.1
13,939 (2)	Ambarella, Inc.	1,146,204	0.1
14,176	American Software, Inc.	208,104	0.0
39,022	Amkor Technology, Inc.	935,748	0.1
21,828 (1)(2)	Amplitude, Inc.	263,682	0.0
7,355 (2)	Appfolio, Inc.	775,070	0.1
15,547 (2)	Appian Corp.	506,210	0.1
27,496 (1)(2)	Applied Digital Corp.	50,593	0.0
34,827 (2)	Arlo Technologies, Inc.	122,243	0.0
7,699 (2)	Arteris, Inc.	33,106	0.0
28,498 (1)(2)	Asana, Inc.	392,417	0.1
7,861 (1)(2)	Atomera, Inc.	48,895	0.0
32,977 (2)	Avaya Holdings Corp.	6,463	0.0
51,304 (1)(2)	AvePoint, Inc.	210,859	0.0
4,068 (2)	Aviat Networks, Inc.	126,881	0.0
13,830 (2)	Avid Technology, Inc.	367,740	0.1
56,845 (2)	AvidXchange Holdings, Inc.	565,039	0.1
12,587 (2)	Axcelis Technologies, Inc.	998,904	0.1
16,299 (2)	AXT, Inc.	71,390	0.0
11,286	Badger Meter, Inc.	1,230,513	0.1
16,659	Belden, Inc.	1,197,782	0.1
13,749	Benchmark Electronics, Inc.	366,961	0.1
10,842 (2)	Benefitfocus, Inc.	113,407	0.0
24,935 (2)	BigCommerce Holdings, Inc.	217,932	0.0
17,758 (2)	Blackbaud, Inc.	1,045,236	0.1
21,148 (2)	Blackline, Inc.	1,422,626	0.2
74,968 (2)	Blend Labs, Inc.	107,954	0.0
52,660 (2)	Box, Inc.	1,639,306	0.2
17,418 (2)	Brightcove, Inc.	91,096	0.0
26,528 (1)(2)	C3.ai, Inc.	296,848	0.0
21,893 (2)	Calix, Inc.	1,498,138	0.2
4,347 (2)	Cambium Networks Corp.	94,199	0.0
24,760 (2)	Cantaloupe, Inc.	107,706	0.0
13,232 (2)	Casa Systems, Inc.	36,123	0.0
5,860	Cass Information Systems, Inc.	268,505	0.0
17,524 (2)	Cerberus Cyber Sentinel Corp.	44,686	0.0
14,955 (2)	Cerence, Inc.	277,116	0.0
8,976 (2)	Ceva, Inc.	229,606	0.0
14,313 (1)(2)	Cleanspark, Inc.	29,199	0.0
24,003 (1)	Clear Secure, Inc.	658,402	0.1
4,529 (1)(2)	Clearfield, Inc.	426,360	0.1
18,516 (2)	Cohu, Inc.	593,438	0.1
78,658 (2)	CommScope Holding Co., Inc.	578,136	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
17,019 (2)	Commvault Systems, Inc.	$1,069,474	0.1
9,942	Comtech Telecommunications Corp.	120,696	0.0
65,788 (2)	Conduent, Inc.	266,441	0.0
6,201 (2)	Consensus Cloud Solutions, Inc.	333,366	0.0
14,759 (2)	Corsair Gaming, Inc.	200,280	0.0
10,839 (2)	Couchbase, Inc.	143,725	0.0
36,683 (1)(2)	Credo Technology Group Holding Ltd.	488,251	0.1
8,363 (2)	CS Disco, Inc.	52,854	0.0
12,319	CSG Systems International, Inc.	704,647	0.1
12,416	CTS Corp.	489,439	0.1
22,127 (2)	Cvent Holding Corp.	119,486	0.0
16,032 (2)	Cyxtera Technologies, Inc.	30,781	0.0
29,010 (2)	Diebold Nixdorf, Inc.	41,194	0.0
13,590 (2)	Digi International, Inc.	496,715	0.1
5,483 (1)(2)	Digimarc Corp.	101,381	0.0
36,269 (2)	Digital Turbine, Inc.	552,740	0.1
28,471 (1)(2)	DigitalOcean Holdings, Inc.	725,156	0.1
16,904 (2)	Diodes, Inc.	1,287,071	0.2
12,087 (2)	Domo, Inc.	172,119	0.0
30,182 (2)	Duck Creek Technologies, Inc.	363,693	0.1
7,083 (2)	DZS, Inc.	89,812	0.0
76,762 (1)(2)	E2open Parent Holdings, Inc.	450,593	0.1
23,126 (1)(2)	Eastman Kodak Co.	70,534	0.0
10,131 (1)	Ebix, Inc.	202,215	0.0
55,515 (2)	Edgio, Inc.	62,732	0.0
10,126 (2)	eGain Corp.	91,438	0.0
10,027 (2)	Enfusion, Inc.	96,961	0.0
13,833 (2)	EngageSmart, Inc.	243,461	0.0
20,978 (2)	Envestnet, Inc.	1,294,343	0.2
10,233 (2)	ePlus, Inc.	453,117	0.1
15,217 (1)(2)	Everbridge, Inc.	450,119	0.1
9,052 (2)	EverCommerce, Inc.	67,347	0.0
23,696	EVERTEC, Inc.	767,276	0.1
17,473 (2)	Evo Payments, Inc.	591,286	0.1
31,985 (2)	Evolv Technologies Holdings, Inc.	82,841	0.0
12,364 (2)	ExlService Holdings, Inc.	2,094,833	0.2
49,495 (2)	Extreme Networks, Inc.	906,253	0.1
14,242 (2)	Fabrinet	1,826,109	0.2
7,207 (2)	Faro Technologies, Inc.	211,958	0.0
42,996 (2)	Fastly, Inc.	352,137	0.0
21,454 (2)	Flywire Corp.	524,979	0.1
6,843 (1)(2)	Focus Universal, Inc.	43,864	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
13,320 (2)	ForgeRock, Inc.	$303,296	0.0
29,836 (2)	Formfactor, Inc.	663,254	0.1
19,133 (2)	Grid Dynamics Holdings, Inc.	214,672	0.0
10,367	Hackett Group, Inc.	211,176	0.0
37,169 (2)	Harmonic, Inc.	486,914	0.1
9,047 (2)	I3 Verticals, Inc.	220,204	0.0
1,707 (2)	IBEX Holdings Ltd.	42,419	0.0
10,809 (2)	Ichor Holdings Ltd.	289,897	0.0
9,034 (2)	Identiv, Inc.	65,406	0.0
8,000 (2)	Impinj, Inc.	873,440	0.1
38,639 (1)(2)	indie Semiconductor, Inc.	225,265	0.0
72,665 (1)(2)	Infinera Corp.	489,762	0.1
12,682	Information Services Group, Inc.	58,337	0.0
35,218 (2)	Inseego Corp.	29,671	0.0
11,757 (2)	Insight Enterprises, Inc.	1,178,874	0.1
7,152 (2)	Instructure Holdings, Inc.	167,643	0.0
5,202 (2)	Intapp, Inc.	129,738	0.0
11,895	InterDigital, Inc.	588,565	0.1
13,185 (2)	International Money Express, Inc.	321,318	0.0
46,930 (1)(2)	IonQ, Inc.	161,909	0.0
17,508 (2)	Itron, Inc.	886,780	0.1
10,522 (2)	Kimball Electronics, Inc.	237,692	0.0
28,332 (2)	KnowBe4, Inc.	702,067	0.1
33,049 (2)	Knowles Corp.	542,665	0.1
21,971	Kulicke & Soffa Industries, Inc.	972,436	0.1
43,681 (1)(2)	Lightwave Logic, Inc.	188,265	0.0
27,693 (1)(2)	LivePerson, Inc.	280,807	0.0
26,002 (2)	LiveRamp Holdings, Inc.	609,487	0.1
19,050 (2)	MACOM Technology Solutions Holdings, Inc.	1,199,769	0.1
44,607 (1)(2)	Marathon Digital Holdings, Inc.	152,556	0.0
166,219 (2)	Marqeta, Inc.	1,015,598	0.1
86,200 (2)	Matterport, Inc.	241,360	0.0
23,286	MAXIMUS, Inc.	1,707,562	0.2
27,804 (2)	MaxLinear, Inc.	943,946	0.1
9,464 (2)	MeridianLink, Inc.	129,941	0.0
13,876	Methode Electronics, Inc.	615,678	0.1
3,613 (1)(2)	MicroStrategy, Inc.	511,492	0.1
63,737 (1)(2)	Microvision, Inc.	149,782	0.0
52,507 (1)(2)	Mirion Technologies, Inc.	347,071	0.0
17,843 (2)	Mitek Systems, Inc.	172,899	0.0
14,625 (1)(2)	Model N, Inc.	593,190	0.1
51,246 (2)	Momentive Global, Inc.	358,722	0.0
33,858 (2)	MoneyGram International, Inc.	368,714	0.1
26,995 (2)	N-Able, Inc.	277,509	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
11,929 (2)	Napco Security Technologies, Inc.	$327,809	0.0
10,891 (2)	Netgear, Inc.	197,236	0.0
26,738 (1)(2)	Netscout Systems, Inc.	869,252	0.1
27,513 (1)(2)	NextNav, Inc.	80,613	0.0
17,386 (2)	nLight, Inc.	176,294	0.0
13,641 (2)	Novanta, Inc.	1,853,403	0.2
35,381 (2)	Olo, Inc.	221,131	0.0
17,027 (2)	ON24, Inc.	146,943	0.0
12,777 (1)(2)	Ondas Holdings, Inc.	20,315	0.0
16,644 (2)	OneSpan, Inc.	186,246	0.0
18,929 (2)	Onto Innovation, Inc.	1,288,876	0.2
6,183 (2)	OSI Systems, Inc.	491,672	0.1
55,227 (1)(2)	Ouster, Inc.	47,661	0.0
32,584 (1)(2)	PagerDuty, Inc.	865,431	0.1
10,308 (1)(2)	PAR Technology Corp.	268,730	0.0
34,787 (2)	Paya Holdings, Inc.	273,774	0.0
83,204 (2)	Payoneer Global, Inc.	455,126	0.1
11,258 (1)(2)	Paysafe Ltd.	156,374	0.0
4,449	PC Connection, Inc.	208,658	0.0
12,009 (2)	PDF Solutions, Inc.	342,497	0.0
13,008 (2)	Perficient, Inc.	908,349	0.1
23,100 (2)	Photronics, Inc.	388,773	0.1
10,484 (2)	Plexus Corp.	1,079,118	0.1
21,888	Power Integrations, Inc.	1,569,807	0.2
18,320 (2)	PowerSchool Holdings, Inc.	422,826	0.1
16,952	Progress Software Corp.	855,228	0.1
16,382 (2)	PROS Holdings, Inc.	397,427	0.1
21,461 (2)	Q2 Holdings, Inc.	576,657	0.1
14,692 (2)	Qualys, Inc.	1,648,883	0.2
22,330 (2)	Rackspace Technology, Inc.	65,874	0.0
41,859 (2)	Rambus, Inc.	1,499,389	0.2
22,173 (2)	Rapid7, Inc.	753,439	0.1
37,118 (2)	Remitly Global, Inc.	425,001	0.1
33,997 (1)(2)	Repay Holdings Corp.	273,676	0.0
30,736 (2)	Ribbon Communications, Inc.	85,753	0.0
19,078 (2)	Rimini Street, Inc.	72,687	0.0
59,344 (1)(2)	Riot Blockchain, Inc.	201,176	0.0
7,133 (2)	Rogers Corp.	851,252	0.1
125,045 (1)(2)	Sabre Corp.	772,778	0.1
22,100 (2)	Sanmina Corp.	1,266,109	0.2
12,421	Sapiens International Corp. NV	229,540	0.0
9,850 (2)	Scansource, Inc.	287,817	0.0
23,924 (2)	Semtech Corp.	686,380	0.1
3,916 (2)	ShotSpotter, Inc.	132,478	0.0
12,962 (1)(2)	Silicon Laboratories, Inc.	1,758,555	0.2
6,268 (1)(2)	SiTime Corp.	636,954	0.1
18,333 (1)(2)	SMART Global Holdings, Inc.	272,795	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
49,224 (2)	SmartRent, Inc.	$119,614	0.0
19,064 (2)	SolarWinds Corp.	178,439	0.0
17,618 (2)	Sprout Social, Inc.	994,712	0.1
13,939 (2)	SPS Commerce, Inc.	1,790,186	0.2
12,326 (2)	Squarespace, Inc.	273,267	0.0
106,161 (2)	StoneCo Ltd.	1,002,160	0.1
41,948 (2)	Sumo Logic, Inc.	339,779	0.0
17,448 (2)	Super Micro Computer, Inc.	1,432,481	0.2
15,182 (2)	Synaptics, Inc.	1,444,719	0.2
21,378 (2)	Telos Corp.	108,814	0.0
42,001 (2)	Tenable Holdings, Inc.	1,602,338	0.2
10,905 (2)	Transphorm, Inc.	59,323	0.0
7,411	TTEC Holdings, Inc.	327,047	0.0
38,131 (2)	TTM Technologies, Inc.	575,015	0.1
4,059 (2)	Tucows, Inc.	137,681	0.0
6,210 (2)	Turtle Beach Corp.	44,526	0.0
17,177 (2)	Ultra Clean Holdings, Inc.	569,418	0.1
26,059 (2)	Unisys Corp.	133,161	0.0
12,013 (2)	Upland Software, Inc.	85,653	0.0
18,147 (1)(2)	UserTesting, Inc.	136,284	0.0
41,986 (2)	Varonis Systems, Inc.	1,005,145	0.1
19,273 (1)(2)	Veeco Instruments, Inc.	358,092	0.0
83,084 (2)	Velodyne Lidar, Inc.	61,374	0.0
24,272 (2)	Verint Systems, Inc.	880,588	0.1
11,925 (1)(2)	Veritone, Inc.	63,203	0.0
55,408 (2)	Verra Mobility Corp.	766,293	0.1
87,209 (2)	Viavi Solutions, Inc.	916,567	0.1
49,781	Vishay Intertechnology, Inc.	1,073,776	0.1
5,160 (2)	Vishay Precision Group, Inc.	199,434	0.0
10,591 (2)	Weave Communications, Inc.	48,507	0.0
27,315 (2)	WM Technology, Inc.	27,588	0.0
18,116 (2)	Workiva, Inc.	1,521,201	0.2
43,098	Xerox Holdings Corp.	629,231	0.1
16,334 (2)	Xperi, Inc.	140,636	0.0
45,430 (2)	Yext, Inc.	296,658	0.0
41,162 (1)(2)	Zeta Global Holdings Corp.	336,294	0.0
46,949 (2)	Zuora, Inc.	298,596	0.0
		111,627,707	12.4
	Materials: 4.2%
14,495 (1)(2)	5E Advanced Materials, Inc.	114,221	0.0
10,562	AdvanSix, Inc.	401,567	0.1
5,775	Alpha Metallurgical Resources, Inc.	845,402	0.1
11,693	American Vanguard Corp.	253,855	0.0
77,304 (1)(2)	Amyris, Inc.	118,275	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
39,657 (2)	Arconic Corp.	$839,142	0.1
11,625 (2)	Aspen Aerogels, Inc.	137,059	0.0
47,745 (2)	ATI, Inc.	1,425,666	0.2
34,988	Avient Corp.	1,181,195	0.1
12,231	Balchem Corp.	1,493,527	0.2
21,024	Cabot Corp.	1,405,244	0.2
18,672	Carpenter Technology Corp.	689,744	0.1
20,336 (2)	Century Aluminum Co.	166,349	0.0
3,149	Chase Corp.	271,633	0.0
6,665 (2)	Clearwater Paper Corp.	252,004	0.0
107,519 (2)	Coeur Mining, Inc.	361,264	0.1
44,706	Commercial Metals Co.	2,159,300	0.3
13,304	Compass Minerals International, Inc.	545,464	0.1
48,513 (2)	Constellium SE	573,909	0.1
17,931 (2)	Dakota Gold Corp.	54,690	0.0
34,813 (1)(2)	Danimer Scientific, Inc.	62,315	0.0
31,007 (2)	Diversey Holdings Ltd.	132,090	0.0
27,563 (2)	Ecovyst, Inc.	244,208	0.0
10,982	FutureFuel Corp.	89,284	0.0
18,788	Glatfelter Corp.	52,231	0.0
11,184	Greif, Inc. - Class A	749,999	0.1
599	Greif, Inc. - Class B	46,860	0.0
7,744	Hawkins, Inc.	298,918	0.0
5,057	Haynes International, Inc.	231,054	0.0
20,116	HB Fuller Co.	1,440,708	0.2
213,689 (1)	Hecla Mining Co.	1,188,111	0.1
57,420 (2)	Hycroft Mining Holding Corp.	30,553	0.0
14,652 (2)	Ingevity Corp.	1,032,087	0.1
9,654	Innospec, Inc.	993,010	0.1
4,184 (2)	Intrepid Potash, Inc.	120,792	0.0
4,342 (2)	Ivanhoe Electric, Inc. / US	52,755	0.0
6,218	Kaiser Aluminum Corp.	472,319	0.1
8,175	Koppers Holdings, Inc.	230,535	0.0
6,330	Kronos Worldwide, Inc.	59,502	0.0
62,135 (1)(2)	Livent Corp.	1,234,622	0.1
26,318 (2)	LSB Industries, Inc.	350,029	0.0
7,838	Materion Corp.	685,903	0.1
21,183	Mativ Holdings, Inc.	442,725	0.1
12,419	Minerals Technologies, Inc.	754,082	0.1
14,782	Myers Industries, Inc.	328,604	0.0
95,949 (2)	Novagold Resources, Inc.	573,775	0.1
59,298 (2)	O-I Glass, Inc.	982,568	0.1
3,640	Olympic Steel, Inc.	122,231	0.0
41,369 (1)(2)	Origin Materials, Inc.	190,711	0.0
23,113	Orion Engineered Carbons SA	411,643	0.1
16,539	Pactiv Evergreen, Inc.	187,883	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
47,325 (2)	Perimeter Solutions SA	$432,551	0.1
6,651 (2)	Piedmont Lithium, Inc.	292,777	0.0
41,228 (1)(2)	PureCycle Technologies, Inc.	278,701	0.0
5,279 (1)	Quaker Chemical Corp.	881,065	0.1
8,518	Ramaco Resources, Inc.	74,873	0.0
15,184 (2)	Ranpak Holdings Corp.	87,612	0.0
25,132 (2)	Rayonier Advanced Materials, Inc.	241,267	0.0
15,960 (2)	Resolute Forest Products, Inc.	344,576	0.0
7,054	Ryerson Holding Corp.	213,454	0.0
9,929	Schnitzer Steel Industries, Inc.	304,324	0.0
16,056	Sensient Technologies Corp.	1,170,804	0.1
8,148	Stepan Co.	867,436	0.1
46,360 (2)	Summit Materials, Inc.	1,316,160	0.2
31,615	SunCoke Energy, Inc.	272,837	0.0
13,690	Sylvamo Corp.	665,197	0.1
17,537 (2)	TimkenSteel Corp.	318,647	0.0
10,093	Tredegar Corp.	103,151	0.0
16,399	Trimas Corp.	454,908	0.1
13,646	Trinseo PLC	309,901	0.0
44,445	Tronox Holdings PLC	609,341	0.1
19,375	Warrior Met Coal, Inc.	671,150	0.1
12,275	Worthington Industries, Inc.	610,190	0.1
		37,602,539	4.2
	Real Estate: 6.3%
34,675	Acadia Realty Trust	497,586	0.1
31,517	Agree Realty Corp.	2,235,501	0.3
29,366	Alexander & Baldwin, Inc.	550,025	0.1
900	Alexander’s, Inc.	198,054	0.0
20,281	American Assets Trust, Inc.	537,447	0.1
43,024 (2)	Anywhere Real Estate, Inc.	274,923	0.0
60,238	Apartment Investment and Management Co.	428,895	0.1
82,745	Apple Hospitality REIT, Inc.	1,305,716	0.2
26,587	Armada Hoffler Properties, Inc.	305,751	0.0
13,223 (2)	Ashford Hospitality Trust, Inc.	59,107	0.0
1,386 (2)	Bluerock Homes Trust, Inc.	29,536	0.0
24,993	Braemar Hotels & Resorts, Inc.	102,721	0.0
65,162	Brandywine Realty Trust	400,746	0.0
62,431	Broadstone Net Lease, Inc.	1,012,007	0.1
4,180	BRT Apartments Corp.	82,095	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
37,820	CareTrust REIT, Inc.	$702,696	0.1
10,466	CBL & Associates Properties, Inc.	241,555	0.0
6,123	Centerspace	359,236	0.0
20,985	Chatham Lodging Trust	257,486	0.0
15,500	City Office REIT, Inc.	129,890	0.0
10,011	Community Healthcare Trust, Inc.	358,394	0.0
104,732 (2)	Compass, Inc.	244,026	0.0
43,702	Corporate Office Properties Trust SBI MD	1,133,630	0.1
6,798	CTO Realty Growth, Inc.	124,267	0.0
58,967 (2)	Cushman & Wakefield PLC	734,729	0.1
81,565	DiamondRock Hospitality Co.	668,017	0.1
61,037	DigitalBridge Group, Inc.	667,745	0.1
92,257	Diversified Healthcare Trust	59,672	0.0
29,831	Douglas Elliman, Inc.	121,412	0.0
34,663 (1)	Easterly Government Properties, Inc.	494,641	0.1
33,471	Elme Communities	595,784	0.1
54,880	Empire State Realty Trust, Inc.	369,891	0.0
40,335	Equity Commonwealth	1,007,165	0.1
50,799	Essential Properties Realty Trust, Inc.	1,192,253	0.1
26,361 (1)	eXp World Holdings, Inc.	292,080	0.0
18,538	Farmland Partners, Inc.	230,983	0.0
8,692 (2)	Forestar Group, Inc.	133,944	0.0
30,954	Four Corners Property Trust, Inc.	802,637	0.1
40,743	Franklin Street Properties Corp.	111,228	0.0
2,946 (2)	FRP Holdings, Inc.	158,672	0.0
16,006	Getty Realty Corp.	541,803	0.1
15,423	Gladstone Commercial Corp.	285,326	0.0
12,798	Gladstone Land Corp.	234,843	0.0
24,571	Global Medical REIT, Inc.	232,933	0.0
39,347 (1)	Global Net Lease, Inc.	494,592	0.1
14,154	Hersha Hospitality Trust	120,592	0.0
84,246	Independence Realty Trust, Inc.	1,420,388	0.2
2,004 (1)	Indus Realty Trust, Inc.	127,234	0.0
25,347	Industrial Logistics Properties Trust	82,885	0.0
10,590	Innovative Industrial Properties, Inc.	1,073,297	0.1
25,869 (1)	InvenTrust Properties Corp.	612,319	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
25,873	iStar, Inc.	$197,411	0.0
45,372	Kennedy-Wilson Holdings, Inc.	713,702	0.1
83,607	Kite Realty Group Trust	1,759,927	0.2
15,452	LTC Properties, Inc.	549,010	0.1
105,234	LXP Industrial Trust	1,054,445	0.1
82,247	Macerich Co.	926,101	0.1
9,854	Marcus & Millichap, Inc.	339,470	0.0
17,037	National Health Investors, Inc.	889,672	0.1
52,836	Necessity Retail REIT, Inc./The	313,317	0.0
22,096	NETSTREIT Corp.	405,020	0.1
55,507	Newmark Group, Inc.	442,391	0.1
9,302	NexPoint Residential Trust, Inc.	404,823	0.1
19,746 (1)	Office Properties Income Trust	263,609	0.0
7,617	One Liberty Properties, Inc.	169,250	0.0
22,871	Orion Office REIT, Inc.	195,318	0.0
56,156	Outfront Media, Inc.	931,066	0.1
72,148	Paramount Group, Inc.	428,559	0.1
50,099	Pebblebrook Hotel Trust	670,826	0.1
44,370 (1)	Phillips Edison & Co., Inc.	1,412,741	0.2
84,281	Physicians Realty Trust	1,219,546	0.1
48,652	Piedmont Office Realty Trust, Inc.	446,139	0.1
14,168	Plymouth Industrial REIT, Inc.	271,742	0.0
30,540	PotlatchDeltic Corp.	1,343,455	0.2
8,158	RE/MAX Holdings, Inc.	152,065	0.0
41,793 (2)	Redfin Corp.	177,202	0.0
46,586	Retail Opportunity Investments Corp.	700,188	0.1
63,821	RLJ Lodging Trust	675,864	0.1
6,652	RMR Group, Inc.	187,919	0.0
34,312	RPT Realty	344,492	0.0
20,585	Ryman Hospitality Properties	1,683,441	0.2
87,821	Sabra Healthcare REIT, Inc.	1,091,615	0.1
10,293	Safehold, Inc.	294,586	0.0
5,802	Saul Centers, Inc.	236,025	0.0
66,639	Service Properties Trust	485,798	0.1
72,245	SITE Centers Corp.	986,867	0.1
13,587	St. Joe Co.	525,138	0.1
67,598	STAG Industrial, Inc.	2,184,091	0.2
2,130	Stratus Properties, Inc.	41,088	0.0
43,051	Summit Hotel Properties, Inc.	310,828	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
82,676	Sunstone Hotel Investors, Inc.	$798,650	0.1
39,193 (1)	Tanger Factory Outlet Centers, Inc.	703,122	0.1
6,801 (2)	Tejon Ranch Co.	128,131	0.0
27,752	Terreno Realty Corp.	1,578,256	0.2
19,034	UMH Properties, Inc.	306,447	0.0
89,746 (1)	Uniti Group, Inc.	496,295	0.1
5,422	Universal Health Realty Income Trust	258,792	0.0
44,881	Urban Edge Properties	632,373	0.1
13,618	Urstadt Biddle Properties, Inc.	258,061	0.0
35,388 (2)	Veris Residential, Inc.	563,731	0.1
18,988	Whitestone REIT	183,044	0.0
44,991	Xenia Hotels & Resorts, Inc.	592,981	0.1
		56,362,985	6.3
	Utilities: 3.4%
21,519	ALLETE, Inc.	1,388,191	0.2
16,753 (2)	Altus Power, Inc.	109,230	0.0
14,349	American States Water Co.	1,328,000	0.1
3,193	Artesian Resources Corp.	187,046	0.0
28,095	Avista Corp.	1,245,732	0.1
24,784	Black Hills Corp.	1,743,307	0.2
37,297 (1)	Brookfield Infrastructure Corp.	1,450,853	0.2
20,896	California Water Service Group	1,267,133	0.1
6,929	Chesapeake Utilities Corp.	818,869	0.1
11,217	Clearway Energy, Inc.-Class A	335,613	0.0
33,613	Clearway Energy, Inc.-Class C	1,071,246	0.1
14,246	MGE Energy, Inc.	1,002,918	0.1
6,812	Middlesex Water Co.	535,900	0.1
25,130 (2)	Montauk Renewables, Inc.	277,184	0.0
37,500	New Jersey Resources Corp.	1,860,750	0.2
13,002	Northwest Natural Holding Co.	618,765	0.1
21,130	NorthWestern Corp.	1,253,854	0.1
20,671	ONE Gas, Inc.	1,565,208	0.2
18,937 (1)	Ormat Technologies, Inc.	1,637,672	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
16,187	Otter Tail Corp.	$950,339	0.1
32,194	PNM Resources, Inc.	1,570,745	0.2
34,103	Portland General Electric Co.	1,671,047	0.2
9,095 (2)	Purecycle Corp.	95,316	0.0
10,855	SJW Group	881,318	0.1
45,814	South Jersey Industries, Inc.	1,627,771	0.2
25,686	Southwest Gas Holdings, Inc.	1,589,450	0.2
19,701 (1)	Spire, Inc.	1,356,611	0.2
38,078 (1)(2)	Sunnova Energy International, Inc.	685,785	0.1
6,712	Unitil Corp.	344,728	0.0
5,895	York Water Co.	265,157	0.0
		30,735,738	3.4
	Total Common Stock (Cost $658,283,956)	877,946,856	97.6
RIGHTS: 0.0%
	Consumer Discretionary: 0.0%
11,012 (1)(2)	PLBY Group, Inc.	110	0.0

	Consumer, Non-cyclical: —%
390 (2)(4)(5)	GTX, Inc. - CVR	—	—

	Health Care: 0.0%
4,590 (2)(4)(5)	Aduro Biotech, Inc. - CVR	—	—
37,288 (1)(2)(4)(5)	Progenics Pharmaceuticals, Inc. - CVR	—	—
22,307 (1)(2)(4)(5)	Zogenix, Inc. - CVR	15,169	0.0
		15,169	0.0
	Industrials: 0.0%
7,382 (2)	Triumph Group, Inc.	4,946	0.0
	Total Rights (Cost $799)	20,225	0.0
OTHER(6): —%
	Consumer, Non-cyclical: —%
18,479 (1)(4)(5)	The Fresh Market Holdings, Inc.	—	—
	Total Other (Cost $—)	—	—
	Total Long-Term Investments (Cost $658,284,755)	877,967,081	97.6

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.3%
	Repurchase Agreements: 6.1%
2,511,236 (7)	Bethesda Securities LLC, Repurchase Agreement dated 12/30/22, 4.38%, due 01/03/23 (Repurchase Amount $2,512,441, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $2,586,573, due 04/01/23-12/01/52)	$2,511,236	0.3
15,102,800 (7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $15,109,917, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $15,404,856, due 01/15/23-11/20/72)	15,102,800	1.7
10,000,514 (7)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $10,005,347, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $10,205,523, due 04/15/23-11/15/52)	10,000,514	1.1
4,985,537 (7)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $4,987,886, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $5,087,679, due 03/01/23-11/20/72)	4,985,537	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
11,015,896 (7)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $11,021,135, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $11,236,215, due 01/03/23-09/09/49)	$11,015,896	1.2
11,713,688 (7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $11,719,259, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $11,948,018, due 01/15/24-02/15/51)	11,713,688	1.3
	Total Repurchase Agreements (Cost $55,329,671)	55,329,671	6.1

	Time Deposits: 1.1%
1,580,000 (7)	Canadian Imperial Bank of Commerce, 4.300%, 01/03/2023	1,580,000	0.2
1,580,000 (7)	Credit Agricole, 4.300%, 01/03/2023	1,580,000	0.2
1,590,000 (7)	Landesbank Baden-Wuerttemberg, 4.320%, 01/03/2023	1,590,000	0.2
1,580,000 (7)	Mizuho Bank Ltd., 4.320%, 01/03/2023	1,580,000	0.1
1,590,000 (7)	The Royal Bank of Canada, 4.320%, 01/03/2023	1,590,000	0.2
1,590,000 (7)	Toronto-Dominion Bank, 4.310%, 01/03/2023	1,590,000	0.2
	Total Time Deposits (Cost $9,510,000)	9,510,000	1.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.1%
18,955,000 (8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $18,955,000)	$18,955,000	2.1
	Total Short-Term Investments (Cost $83,794,671)	83,794,671	9.3
	Total Investments in Securities (Cost $742,079,426)	$961,761,752	106.9
	Liabilities in Excess of Other Assets	(62,370,533)	(6.9)
	Net Assets	$899,391,219	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
Security is a Master Limited Partnership.

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $15,169 or 0.0% of net assets. Please refer to the table below for additional details.

(6)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$22,863,927	$—	$—	$22,863,927
Consumer Discretionary	91,308,748	—	—	91,308,748
Consumer Staples	31,681,434	—	—	31,681,434
Energy	59,791,210	—	—	59,791,210
Financials	150,954,795	—	—	150,954,795
Health Care	148,048,100	—	—	148,048,100
Industrials	136,969,673	—	—	136,969,673
Information Technology	111,627,707	—	—	111,627,707
Materials	37,602,539	—	—	37,602,539
Real Estate	56,362,985	—	—	56,362,985
Utilities	30,735,738	—	—	30,735,738
Total Common Stock	877,946,856	—	—	877,946,856
Rights	4,946	110	15,169	20,225
Other	—	—	—	—
Short-Term Investments	18,955,000	64,839,671	—	83,794,671
Total Investments, at fair value	$896,906,802	$64,839,781	$15,169	$961,761,752
Liabilities Table
Other Financial Instruments+
Futures	$(582,863)	$—	$—	$(582,863)
Total Liabilities	$(582,863)	$—	$—	$(582,863)
See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, Voya Russell™ Small Cap Index Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Aduro Biotech, Inc. - CVR	10/6/2020	$—	$—
GTX, Inc. - CVR	6/10/2019	799	—
OmniAB, Inc. - 12.5 Earnout Shares	11/2/2022	—	—
OmniAB, Inc. - 15 Earnout Shares	11/2/2022	—	—
Progenics Pharmaceuticals, Inc. - CVR	6/22/2020	—	—
The Fresh Market Holdings, Inc.	11/14/2022	—	—
Zogenix, Inc. - CVR	3/8/2022	—	15,169
		$799	$15,169

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2022, the following futures contracts were outstanding for Voya Russell™ Small Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	251	03/17/23	$22,224,795	$(582,863)
			$22,224,795	$(582,863)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$582,863
Total Liability Derivatives		$582,863

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(4,794,991)
Total	$(4,794,991)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(862,688)
Total	$(862,688)
See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $753,552,726.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$352,677,320
Gross Unrealized Depreciation	(145,050,869)
Net Unrealized Appreciation	$207,626,451
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 24.5%
	Basic Materials: 0.5%
1,000,000	Air Products and Chemicals, Inc., 1.850%, 05/15/2027	$890,017	0.1
500,000	Air Products and Chemicals, Inc., 2.050%, 05/15/2030	419,702	0.0
1,000,000	Air Products and Chemicals, Inc., 2.700%, 05/15/2040	748,083	0.0
800,000	Barrick Australian Finance Pty Ltd., 5.950%, 10/15/2039	819,576	0.0
250,000	Celanese US Holdings LLC, 6.050%, 03/15/2025	249,239	0.0
250,000	Celanese US Holdings LLC, 6.330%, 07/15/2029	243,444	0.0
500,000 (1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	467,776	0.0
750,000 (2)	Dow Chemical Co., 2.100%, 11/15/2030	604,456	0.0
351,000	Dow Chemical Co., 4.250%, 10/01/2034	318,490	0.0
750,000	Dow Chemical Co/The, 3.600%, 11/15/2050	539,332	0.0
1,000,000	DuPont de Nemours, Inc., 5.419%, 11/15/2048	957,194	0.1
400,000	Eastman Chemical Co., 4.650%, 10/15/2044	329,316	0.0
750,000	Ecolab, Inc., 2.700%, 12/15/2051	469,859	0.0
532,000	International Paper Co., 4.350%, 08/15/2048	446,618	0.0
500,000	Linde, Inc./CT, 1.100%, 08/10/2030	384,226	0.0
282,000	LYB International Finance BV, 4.000%, 07/15/2023	279,918	0.0
981,000	LYB International Finance III LLC, 1.250%, 10/01/2025	876,117	0.1
750,000	LYB International Finance III LLC, 3.375%, 10/01/2040	535,746	0.0
250,000	Mosaic Co/The, 5.450%, 11/15/2033	243,934	0.0
1,000,000	Nucor Corp., 2.000%, 06/01/2025	931,532	0.1
1,000,000	Nutrien Ltd., 2.950%, 05/13/2030	859,021	0.0
500,000	PPG Industries, Inc., 1.200%, 03/15/2026	443,760	0.0
500,000	PPG Industries, Inc., 2.550%, 06/15/2030	421,046	0.0
750,000	Rio Tinto Finance USA Ltd., 7.125%, 07/15/2028	827,458	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
1,000,000	Sherwin-Williams Co/The, 3.450%, 06/01/2027	$939,511	0.1
250,000	Southern Copper Corp., 5.875%, 04/23/2045	256,252	0.0
350,000	Southern Copper Corp., 6.750%, 04/16/2040	391,524	0.0
		14,893,147	0.5
	Communications: 2.7%
500,000 (2)	Alibaba Group Holding Ltd., 2.125%, 02/09/2031	399,286	0.0
1,000,000 (2)	Alibaba Group Holding Ltd., 2.800%, 06/06/2023	988,716	0.1
1,000,000	Alibaba Group Holding Ltd., 3.400%, 12/06/2027	921,572	0.0
1,000,000	Alphabet, Inc., 1.100%, 08/15/2030	784,906	0.0
2,000,000	Alphabet, Inc., 1.900%, 08/15/2040	1,335,018	0.1
1,000,000	Amazon.com, Inc., 2.800%, 08/22/2024	969,623	0.0
1,000,000	Amazon.com, Inc., 3.150%, 08/22/2027	941,335	0.0
1,000,000	Amazon.com, Inc., 3.800%, 12/05/2024	984,632	0.0
1,000,000	Amazon.com, Inc., 4.800%, 12/05/2034	1,001,312	0.1
1,000,000	AT&T, Inc., 1.700%, 03/25/2026	902,353	0.0
1,000,000	AT&T, Inc., 2.300%, 06/01/2027	890,912	0.0
4,359,000	AT&T, Inc., 2.550%, 12/01/2033	3,362,708	0.1
2,000,000	AT&T, Inc., 3.500%, 06/01/2041	1,499,270	0.1
5,086,000	AT&T, Inc., 3.500%, 09/15/2053	3,455,607	0.1
1,770,000	AT&T, Inc., 3.550%, 09/15/2055	1,188,980	0.1
1,000,000	AT&T, Inc., 3.650%, 06/01/2051	708,831	0.0
208,000	AT&T, Inc., 3.650%, 09/15/2059	140,181	0.0
1,264,000	AT&T, Inc., 3.800%, 12/01/2057	877,936	0.0
1,000,000	AT&T, Inc., 4.500%, 05/15/2035	912,550	0.0
500,000	AT&T, Inc., 4.650%, 06/01/2044	421,930	0.0
1,000,000	Baidu, Inc., 1.720%, 04/09/2026	890,750	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.300%, 02/01/2032	$369,480	0.0
750,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.500%, 06/01/2041	491,149	0.0
1,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	1,471,602	0.1
1,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.375%, 05/01/2047	1,182,602	0.1
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/2045	906,022	0.0
1,000,000	Cisco Systems, Inc., 3.625%, 03/04/2024	984,235	0.0
1,500,000	Cisco Systems, Inc., 5.500%, 01/15/2040	1,568,170	0.1
3,000,000	Comcast Corp., 1.950%, 01/15/2031	2,432,167	0.1
990,000	Comcast Corp., 2.887%, 11/01/2051	640,291	0.0
3,578,000	Comcast Corp., 2.937%, 11/01/2056	2,229,056	0.1
654,000	Comcast Corp., 2.987%, 11/01/2063	398,501	0.0
500,000	Comcast Corp., 3.375%, 02/15/2025	485,111	0.0
1,000,000	Comcast Corp., 3.750%, 04/01/2040	828,874	0.0
724,000	Comcast Corp., 3.969%, 11/01/2047	581,896	0.0
750,000	Comcast Corp., 4.200%, 08/15/2034	695,004	0.0
750,000	Comcast Corp., 4.250%, 01/15/2033	709,286	0.0
68,000	Comcast Corp., 6.500%, 11/15/2035	75,923	0.0
1,500,000	Deutsche Telekom International Finance BV, 8.750%, 06/15/2030	1,773,049	0.1
1,250,000	Discovery Communications LLC, 3.625%, 05/15/2030	1,032,789	0.1
250,000	Discovery Communications LLC, 3.900%, 11/15/2024	242,125	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,500,000 (2)	eBay, Inc., 2.700%, 03/11/2030	$1,277,589	0.1
500,000	Interpublic Group of Cos, Inc./The, 2.400%, 03/01/2031	395,835	0.0
10,000	Motorola Solutions, Inc., 4.000%, 09/01/2024	9,823	0.0
306,000	NBCUniversal Media, LLC, 4.450%, 01/15/2043	270,448	0.0
500,000	Orange SA, 5.500%, 02/06/2044	489,950	0.0
250,000	Paramount Global, 4.000%, 01/15/2026	239,998	0.0
2,500,000	Paramount Global, 4.200%, 05/19/2032	2,052,503	0.1
390,000	Paramount Global, 4.375%, 03/15/2043	269,869	0.0
440,000	Paramount Global, 5.850%, 09/01/2043	367,052	0.0
250,000	Rogers Communications, Inc., 5.000%, 03/15/2044	215,275	0.0
500,000	Telefonica Emisiones SAU, 4.103%, 03/08/2027	475,134	0.0
750,000	Telefonica Emisiones SAU, 4.665%, 03/06/2038	594,995	0.0
1,000,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	999,139	0.1
1,000,000	Time Warner Cable LLC, 4.500%, 09/15/2042	735,676	0.0
1,538,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	1,396,751	0.1
400,000	TWDC Enterprises 18 Corp., 3.000%, 02/13/2026	379,234	0.0
300,000	TWDC Enterprises 18 Corp., 4.125%, 06/01/2044	258,287	0.0
1,000,000	Verizon Communications, Inc., 1.750%, 01/20/2031	778,195	0.0
1,014,000	Verizon Communications, Inc., 2.355%, 03/15/2032	806,483	0.0
1,000,000	Verizon Communications, Inc., 2.550%, 03/21/2031	824,827	0.0
1,000,000	Verizon Communications, Inc., 2.650%, 11/20/2040	678,673	0.0
750,000	Verizon Communications, Inc., 3.550%, 03/22/2051	537,752	0.0
2,000,000	Verizon Communications, Inc., 4.000%, 03/22/2050	1,574,534	0.1
1,585,000	Verizon Communications, Inc., 4.329%, 09/21/2028	1,527,127	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,650,000	Verizon Communications, Inc., 4.400%, 11/01/2034	$1,520,813	0.1
3,000,000	Verizon Communications, Inc., 4.750%, 11/01/2041	2,748,891	0.1
1,636,000	Verizon Communications, Inc., 4.862%, 08/21/2046	1,474,655	0.1
2,000,000	Vodafone Group PLC, 4.125%, 05/30/2025	1,970,011	0.1
1,000,000	Vodafone Group PLC, 6.150%, 02/27/2037	1,017,098	0.1
200,000	Walt Disney Co/The, 1.750%, 08/30/2024	190,804	0.0
1,000,000 (2)	Walt Disney Co/The, 1.750%, 01/13/2026	916,378	0.0
1,000,000 (2)	Walt Disney Co/The, 2.200%, 01/13/2028	891,533	0.0
2,000,000	Walt Disney Co/The, 2.650%, 01/13/2031	1,712,150	0.1
3,000,000	Walt Disney Co/The, 3.500%, 05/13/2040	2,427,430	0.1
1,000,000	Walt Disney Co/The, 3.600%, 01/13/2051	766,496	0.0
250,000	Walt Disney Co/The, 4.750%, 09/15/2044	231,934	0.0
		75,699,082	2.7
	Consumer, Cyclical: 1.3%
702,232	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	610,549	0.0
309,803	American Airlines 2016-3 Class AA Pass Through Trust, 3.000%, 04/15/2030	269,110	0.0
918,330	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	794,985	0.0
2,000,000	American Honda Finance Corp., 1.200%, 07/08/2025	1,829,943	0.1
500,000	American Honda Finance Corp., 1.500%, 01/13/2025	468,179	0.0
500,000	American Honda Finance Corp., 2.000%, 03/24/2028	431,643	0.0
500,000	American Honda Finance Corp., 2.300%, 09/09/2026	457,713	0.0
500,000	AutoZone, Inc., 1.650%, 01/15/2031	389,253	0.0
750,000	AutoZone, Inc., 3.125%, 07/15/2023	741,246	0.0
1,000,000	BorgWarner, Inc., 2.650%, 07/01/2027	891,109	0.1
500,000	Cummins, Inc., 1.500%, 09/01/2030	393,274	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
250,000	Cummins, Inc., 2.600%, 09/01/2050	$155,871	0.0
750,000	General Motors Co., 6.600%, 04/01/2036	737,218	0.0
500,000	General Motors Financial Co., Inc., 1.050%, 03/08/2024	475,028	0.0
500,000	General Motors Financial Co., Inc., 2.400%, 04/10/2028	421,380	0.0
1,000,000	General Motors Financial Co., Inc., 3.250%, 01/05/2023	999,941	0.1
750,000	General Motors Financial Co., Inc., 3.700%, 05/09/2023	746,395	0.0
500,000	General Motors Financial Co., Inc., 3.850%, 01/05/2028	457,141	0.0
500,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	475,816	0.0
1,000,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	985,631	0.1
1,000,000	Home Depot, Inc./The, 2.700%, 04/15/2030	874,299	0.0
500,000	Home Depot, Inc./The, 2.800%, 09/14/2027	463,963	0.0
1,000,000	Home Depot, Inc./The, 3.300%, 04/15/2040	800,343	0.0
2,350,000	Home Depot, Inc./The, 5.875%, 12/16/2036	2,523,245	0.1
500,000	Kohl’s Corp., 3.625%, 05/01/2031	351,170	0.0
500,000	Lear Corp., 4.250%, 05/15/2029	450,040	0.0
500,000	Lear Corp., 5.250%, 05/15/2049	411,686	0.0
750,000	Lowe’s Cos, Inc., 2.625%, 04/01/2031	623,288	0.0
1,000,000	Lowe’s Cos, Inc., 3.100%, 05/03/2027	932,542	0.1
500,000	Lowe’s Cos, Inc., 3.650%, 04/05/2029	463,024	0.0
500,000	Marriott International, Inc./MD, 2.850%, 04/15/2031	406,096	0.0
500,000	Marriott International, Inc./MD, 3.125%, 02/15/2023	498,724	0.0
325,000	McDonalds Corp., 6.300%, 10/15/2037	355,233	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
500,000	McDonald’s Corp., 3.700%, 01/30/2026	$486,703	0.0
400,000	McDonald’s Corp., 4.600%, 05/26/2045	358,852	0.0
500,000	McDonald’s Corp., 4.700%, 12/09/2035	480,076	0.0
500,000	NIKE, Inc., 2.375%, 11/01/2026	461,806	0.0
500,000	NIKE, Inc., 3.375%, 11/01/2046	389,323	0.0
500,000 (2)	Starbucks Corp., 3.000%, 02/14/2032	427,686	0.0
1,250,000	Starbucks Corp., 3.100%, 03/01/2023	1,246,425	0.1
500,000	Starbucks Corp., 3.550%, 08/15/2029	461,840	0.0
500,000 (2)	Target Corp., 1.950%, 01/15/2027	454,617	0.0
750,000	Target Corp., 2.950%, 01/15/2052	518,041	0.0
1,000,000	Target Corp., 3.500%, 07/01/2024	980,036	0.1
1,000,000	TJX Cos, Inc./The, 1.600%, 05/15/2031	776,867	0.0
1,000,000	Toyota Motor Credit Corp., 1.350%, 08/25/2023	977,911	0.1
1,000,000	Toyota Motor Credit Corp., 1.800%, 02/13/2025	940,479	0.1
500,000	Toyota Motor Credit Corp., 1.900%, 04/06/2028	435,629	0.0
1,000,000	Toyota Motor Credit Corp., 2.700%, 01/11/2023	999,519	0.1
1,000,000	Toyota Motor Credit Corp., 3.050%, 01/11/2028	924,480	0.1
500,000	Toyota Motor Credit Corp., 3.200%, 01/11/2027	470,403	0.0
342,853	United Airlines 2015-1 Class AA Pass Through Trust, 3.450%, 06/01/2029	305,572	0.0
184,043	United Airlines 2016-1 Class A Pass Through Trust, 3.450%, 01/07/2030	155,288	0.0
809,114	United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	700,540	0.0
88,000	Walgreens Boots Alliance, Inc., 3.450%, 06/01/2026	83,769	0.0
1,000,000	Walmart, Inc., 3.300%, 04/22/2024	980,146	0.1
300,000	Whirlpool Corp., 3.700%, 05/01/2025	292,048	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
200,000	Whirlpool Corp., 4.000%, 03/01/2024	$197,845	0.0
		36,390,979	1.3
	Consumer, Non-cyclical: 4.3%
1,000,000	Abbott Laboratories, 1.400%, 06/30/2030	796,659	0.0
284,000	Abbott Laboratories, 3.750%, 11/30/2026	276,896	0.0
339,000	Abbott Laboratories, 4.750%, 11/30/2036	336,969	0.0
500,000	Abbott Laboratories, 4.750%, 04/15/2043	481,092	0.0
1,000,000	Abbott Laboratories, 4.900%, 11/30/2046	980,598	0.1
500,000	AbbVie, Inc., 2.800%, 03/15/2023	498,046	0.0
1,500,000	AbbVie, Inc., 3.200%, 05/14/2026	1,422,101	0.1
1,000,000	AbbVie, Inc., 3.200%, 11/21/2029	903,751	0.0
1,250,000	AbbVie, Inc., 3.600%, 05/14/2025	1,212,562	0.1
750,000	AbbVie, Inc., 3.800%, 03/15/2025	731,592	0.0
1,000,000	AbbVie, Inc., 4.050%, 11/21/2039	860,127	0.0
1,000,000	AbbVie, Inc., 4.250%, 11/21/2049	835,026	0.0
500,000	AbbVie, Inc., 4.300%, 05/14/2036	452,089	0.0
500,000	AbbVie, Inc., 4.450%, 05/14/2046	432,173	0.0
1,000,000	AbbVie, Inc., 4.500%, 05/14/2035	929,888	0.1
750,000	AbbVie, Inc., 4.550%, 03/15/2035	703,993	0.0
250,000	Aetna, Inc., 3.500%, 11/15/2024	243,024	0.0
300,000	Aetna, Inc., 4.500%, 05/15/2042	260,266	0.0
300,000	Altria Group, Inc., 4.250%, 08/09/2042	223,442	0.0
138,000	Altria Group, Inc., 4.800%, 02/14/2029	132,703	0.0
500,000	Altria Group, Inc., 5.800%, 02/14/2039	462,983	0.0
2,000,000	AmerisourceBergen Corp., 2.800%, 05/15/2030	1,700,961	0.1
250,000	AmerisourceBergen Corp., 4.250%, 03/01/2045	206,426	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
500,000	Amgen, Inc., 2.250%, 08/19/2023	$491,571	0.0
2,000,000	Amgen, Inc., 2.300%, 02/25/2031	1,633,866	0.1
1,000,000	Amgen, Inc., 3.150%, 02/21/2040	740,211	0.0
1,500,000	Amgen, Inc., 4.400%, 05/01/2045	1,263,715	0.1
3,500,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	3,199,405	0.1
1,500,000	Anheuser-Busch InBev Worldwide, Inc., 3.500%, 06/01/2030	1,369,134	0.1
250,000	Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/2042	201,693	0.0
1,500,000	Anheuser-Busch InBev Worldwide, Inc., 4.350%, 06/01/2040	1,324,572	0.1
1,500,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 06/01/2050	1,320,097	0.1
750,000	Anheuser-Busch InBev Worldwide, Inc., 8.200%, 01/15/2039	940,850	0.1
100,000	AstraZeneca PLC, 3.500%, 08/17/2023	99,173	0.0
1,000,000	AstraZeneca PLC, 4.000%, 01/17/2029	961,816	0.1
1,000,000	AstraZeneca PLC, 4.375%, 08/17/2048	893,356	0.0
1,400,000	AstraZeneca PLC, 6.450%, 09/15/2037	1,584,631	0.1
500,000	Automatic Data Processing, Inc., 3.375%, 09/15/2025	484,756	0.0
1,000,000	BAT Capital Corp., 3.222%, 08/15/2024	963,507	0.1
224,000	Baxalta, Inc., 4.000%, 06/23/2025	218,369	0.0
1,000,000	Becton Dickinson and Co., 1.957%, 02/11/2031	793,196	0.0
750,000	Biogen, Inc., 4.050%, 09/15/2025	729,827	0.0
500,000 (2)	Boston Scientific Corp., 1.900%, 06/01/2025	467,153	0.0
500,000	Boston Scientific Corp., 2.650%, 06/01/2030	428,263	0.0
1,000,000	Bristol-Myers Squibb Co., 1.125%, 11/13/2027	855,707	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,000,000	Bristol-Myers Squibb Co., 2.350%, 11/13/2040	$691,431	0.0
500,000	Bristol-Myers Squibb Co., 3.250%, 08/01/2042	383,794	0.0
1,000,000	Bristol-Myers Squibb Co., 3.900%, 02/20/2028	964,692	0.1
500,000	Bristol-Myers Squibb Co., 4.625%, 05/15/2044	459,557	0.0
500,000	Cardinal Health, Inc., 3.200%, 03/15/2023	498,626	0.0
500,000	Cardinal Health, Inc., 4.900%, 09/15/2045	424,712	0.0
500,000	Cigna Corp., 1.250%, 03/15/2026	446,039	0.0
500,000	Cigna Corp., 2.375%, 03/15/2031	410,427	0.0
750,000	Cigna Corp., 3.250%, 04/15/2025	722,890	0.0
500,000	Cigna Corp., 3.400%, 03/01/2027	469,737	0.0
500,000	Cigna Corp., 3.400%, 03/15/2051	357,748	0.0
250,000	Cigna Corp., 3.500%, 06/15/2024	244,598	0.0
1,000,000	Cigna Corp., 4.800%, 08/15/2038	932,181	0.1
500,000	Cigna Corp., 4.800%, 07/15/2046	448,567	0.0
500,000	Cigna Corp., 4.900%, 12/15/2048	453,142	0.0
1,000,000	Clorox Co/The, 1.800%, 05/15/2030	798,396	0.0
500,000	Coca-Cola Co., 1.500%, 03/05/2028	431,463	0.0
1,000,000	Coca-Cola Co., 1.650%, 06/01/2030	820,460	0.0
1,500,000	Coca-Cola Co., 2.000%, 03/05/2031	1,241,010	0.1
1,000,000	Coca-Cola Co., 2.500%, 03/15/2051	651,815	0.0
1,000,000	Coca-Cola Co., 2.900%, 05/25/2027	941,786	0.1
500,000	Coca-Cola Co., 3.000%, 03/05/2051	366,162	0.0
222,000	Conagra Brands, Inc., 3.200%, 01/25/2023	221,839	0.0
1,500,000	CVS Health Corp., 2.700%, 08/21/2040	1,041,912	0.1
250,000	CVS Health Corp., 3.375%, 08/12/2024	243,851	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
443,000	CVS Health Corp., 3.875%, 07/20/2025	$432,723	0.0
389,000	CVS Health Corp., 4.300%, 03/25/2028	376,983	0.0
1,000,000	CVS Health Corp., 4.780%, 03/25/2038	914,923	0.1
2,000,000	CVS Health Corp., 5.050%, 03/25/2048	1,805,271	0.1
1,000,000	CVS Health Corp., 5.125%, 07/20/2045	916,293	0.1
200,000	CVS Health Corp., 5.300%, 12/05/2043	187,780	0.0
500,000	Danaher Corp., 2.800%, 12/10/2051	332,768	0.0
2,000,000	Diageo Capital PLC, 2.125%, 04/29/2032	1,598,249	0.1
1,000,000	Diageo Capital PLC, 3.500%, 09/18/2023	990,527	0.1
1,000,000	Diageo Capital PLC, 3.875%, 05/18/2028	954,609	0.1
750,000	Elevance Health, Inc., 1.500%, 03/15/2026	674,947	0.0
750,000	Elevance Health, Inc., 2.550%, 03/15/2031	631,989	0.0
250,000	Elevance Health, Inc., 3.500%, 08/15/2024	244,012	0.0
1,000,000	Elevance Health, Inc., 3.650%, 12/01/2027	944,649	0.1
750,000	Elevance Health, Inc., 4.101%, 03/01/2028	720,117	0.0
250,000	Elevance Health, Inc., 4.650%, 08/15/2044	224,427	0.0
3,750,000	Eli Lilly & Co., 2.250%, 05/15/2050	2,367,013	0.1
500,000	Estee Lauder Cos, Inc./The, 1.950%, 03/15/2031	405,615	0.0
300,000	Estee Lauder Cos, Inc./The, 3.700%, 08/15/2042	235,332	0.0
500,000	Flowers Foods, Inc., 2.400%, 03/15/2031	403,767	0.0
751,000 (2)	General Mills, Inc., 3.000%, 02/01/2051	517,089	0.0
500,000	Gilead Sciences, Inc., 2.500%, 09/01/2023	491,857	0.0
750,000	Gilead Sciences, Inc., 3.500%, 02/01/2025	726,785	0.0
260,000	Gilead Sciences, Inc., 3.650%, 03/01/2026	250,965	0.0
150,000	Gilead Sciences, Inc., 3.700%, 04/01/2024	147,542	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
250,000	Gilead Sciences, Inc., 4.150%, 03/01/2047	$207,704	0.0
200,000	Gilead Sciences, Inc., 4.500%, 02/01/2045	176,933	0.0
750,000	Gilead Sciences, Inc., 4.750%, 03/01/2046	678,738	0.0
350,000	Gilead Sciences, Inc., 4.800%, 04/01/2044	322,674	0.0
500,000	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/2038	567,997	0.0
750,000	Hershey Co/The, 2.300%, 08/15/2026	690,052	0.0
1,750,000	Humana, Inc., 3.850%, 10/01/2024	1,715,934	0.1
500,000	Humana, Inc., 4.950%, 10/01/2044	454,030	0.0
1,000,000	Johnson & Johnson, 2.450%, 03/01/2026	940,919	0.1
1,000,000	Johnson & Johnson, 2.900%, 01/15/2028	933,913	0.1
500,000	Johnson & Johnson, 2.950%, 03/03/2027	473,462	0.0
1,000,000	Johnson & Johnson, 3.625%, 03/03/2037	892,401	0.0
500,000	Johnson & Johnson, 3.700%, 03/01/2046	422,029	0.0
500,000	Johnson & Johnson, 3.750%, 03/03/2047	423,458	0.0
1,000,000	Kellogg Co., 2.100%, 06/01/2030	815,285	0.0
500,000	Kellogg Co., 3.250%, 04/01/2026	475,944	0.0
500,000	Keurig Dr Pepper, Inc., 0.750%, 03/15/2024	474,860	0.0
500,000	Keurig Dr Pepper, Inc., 2.250%, 03/15/2031	402,741	0.0
500,000	Keurig Dr Pepper, Inc., 3.350%, 03/15/2051	345,638	0.0
250,000	Keurig Dr Pepper, Inc., 3.400%, 11/15/2025	239,974	0.0
350,000	Keurig Dr Pepper, Inc., 4.500%, 11/15/2045	299,186	0.0
1,000,000	Kroger Co., 2.650%, 10/15/2026	919,211	0.1
250,000	Kroger Co., 4.450%, 02/01/2047	211,132	0.0
879,000	Kroger Co., 7.500%, 04/01/2031	996,162	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
250,000	Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	$215,366	0.0
500,000 (2)	McCormick & Co., Inc./MD, 1.850%, 02/15/2031	387,731	0.0
1,000,000	McKesson Corp., 0.900%, 12/03/2025	888,992	0.0
250,000	Mead Johnson Nutrition Co., 4.600%, 06/01/2044	224,624	0.0
716,000	Medtronic, Inc., 4.375%, 03/15/2035	679,375	0.0
72,000	Medtronic, Inc., 4.625%, 03/15/2045	67,431	0.0
1,000,000	Merck & Co., Inc., 0.750%, 02/24/2026	886,524	0.0
1,000,000	Merck & Co., Inc., 1.450%, 06/24/2030	800,141	0.0
500,000	Merck & Co., Inc., 1.700%, 06/10/2027	444,036	0.0
500,000	Merck & Co., Inc., 2.750%, 12/10/2051	336,515	0.0
250,000	Merck & Co., Inc., 3.700%, 02/10/2045	206,833	0.0
1,000,000	Merck & Co., Inc., 3.900%, 03/07/2039	881,820	0.0
1,000,000	Merck & Co., Inc., 4.150%, 05/18/2043	890,362	0.0
500,000	Molson Coors Beverage Co., 5.000%, 05/01/2042	445,681	0.0
460,000	Mondelez International, Inc., 2.750%, 04/13/2030	397,564	0.0
200,000	Mylan, Inc., 4.200%, 11/29/2023	198,017	0.0
500,000	Novartis Capital Corp., 2.200%, 08/14/2030	426,483	0.0
500,000	Novartis Capital Corp., 2.750%, 08/14/2050	348,319	0.0
500,000	Novartis Capital Corp., 3.100%, 05/17/2027	474,562	0.0
500,000	Novartis Capital Corp., 3.400%, 05/06/2024	490,107	0.0
1,000,000	PayPal Holdings, Inc., 1.650%, 06/01/2025	929,251	0.1
1,000,000 (2)	PayPal Holdings, Inc., 2.300%, 06/01/2030	823,772	0.0
2,500,000	PepsiCo, Inc., 1.625%, 05/01/2030	2,039,156	0.1
1,000,000	PepsiCo, Inc., 3.600%, 03/01/2024	988,158	0.1
1,000,000	Pfizer, Inc., 3.450%, 03/15/2029	945,178	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,000,000	Pfizer, Inc., 3.900%, 03/15/2039	$886,276	0.0
500,000	Pfizer, Inc., 4.000%, 12/15/2036	457,967	0.0
1,000,000	Pfizer, Inc., 4.100%, 09/15/2038	910,490	0.0
500,000	Pfizer, Inc., 4.125%, 12/15/2046	442,031	0.0
1,000,000	Pfizer, Inc., 4.300%, 06/15/2043	923,569	0.1
500,000	Philip Morris International, Inc., 2.125%, 05/10/2023	495,177	0.0
500,000 (2)	Philip Morris International, Inc., 3.125%, 03/02/2028	454,767	0.0
250,000	Philip Morris International, Inc., 3.250%, 11/10/2024	242,012	0.0
500,000	Philip Morris International, Inc., 3.875%, 08/21/2042	381,595	0.0
750,000	Procter & Gamble Co/The, 1.000%, 04/23/2026	672,671	0.0
750,000	Procter & Gamble Co/The, 1.950%, 04/23/2031	625,859	0.0
750,000	Procter & Gamble Co/The, 2.800%, 03/25/2027	703,480	0.0
1,000,000	Quest Diagnostics, Inc., 2.800%, 06/30/2031	840,165	0.0
500,000	Reynolds American, Inc., 5.700%, 08/15/2035	452,967	0.0
1,250,000	Reynolds American, Inc., 6.150%, 09/15/2043	1,120,080	0.1
1,000,000	Sanofi, 3.625%, 06/19/2028	955,876	0.1
500,000	Stryker Corp., 3.500%, 03/15/2026	480,494	0.0
750,000	Tyson Foods, Inc., 3.550%, 06/02/2027	704,155	0.0
150,000	Unilever Capital Corp., 2.600%, 05/05/2024	145,484	0.0
500,000	Unilever Capital Corp., 3.250%, 03/07/2024	490,904	0.0
1,000,000	Unilever Capital Corp., 3.500%, 03/22/2028	938,708	0.1
1,000,000	UnitedHealth Group, Inc., 2.000%, 05/15/2030	827,377	0.0
500,000	UnitedHealth Group, Inc., 2.750%, 02/15/2023	498,842	0.0
1,000,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	729,392	0.0
500,000	UnitedHealth Group, Inc., 2.875%, 03/15/2023	498,340	0.0
500,000	UnitedHealth Group, Inc., 2.900%, 05/15/2050	340,616	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
500,000	UnitedHealth Group, Inc., 2.950%, 10/15/2027	$463,730	0.0
500,000	UnitedHealth Group, Inc., 3.100%, 03/15/2026	476,351	0.0
500,000	UnitedHealth Group, Inc., 3.125%, 05/15/2060	341,543	0.0
1,000,000	UnitedHealth Group, Inc., 3.500%, 06/15/2023	994,537	0.1
1,000,000	UnitedHealth Group, Inc., 3.850%, 06/15/2028	959,586	0.1
1,000,000	UnitedHealth Group, Inc., 4.250%, 04/15/2047	865,463	0.0
250,000	UnitedHealth Group, Inc., 4.625%, 07/15/2035	243,321	0.0
250,000	UnitedHealth Group, Inc., 4.750%, 07/15/2045	235,424	0.0
1,000,000	Zoetis, Inc., 2.000%, 05/15/2030	813,790	0.0
1,000,000	Zoetis, Inc., 3.000%, 05/15/2050	680,333	0.0
500,000	Zoetis, Inc., 4.500%, 11/13/2025	498,695	0.0
		120,499,744	4.3
	Energy: 1.8%
1,000,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 3.138%, 11/07/2029	884,432	0.0
250,000	Boardwalk Pipelines L.P., 4.950%, 12/15/2024	247,168	0.0
500,000	Boardwalk Pipelines L.P., 5.950%, 06/01/2026	506,956	0.0
500,000	BP Capital Markets America, Inc., 3.017%, 01/16/2027	466,256	0.0
250,000	BP Capital Markets America, Inc., 3.119%, 05/04/2026	237,279	0.0
500,000	BP Capital Markets America, Inc., 3.379%, 02/08/2061	342,346	0.0
1,000,000	BP Capital Markets America, Inc., 3.937%, 09/21/2028	956,913	0.0
250,000	Canadian Natural Resources Ltd., 3.800%, 04/15/2024	245,114	0.0
500,000	Chevron Corp., 2.895%, 03/03/2024	488,929	0.0
500,000	Chevron Corp., 2.954%, 05/16/2026	474,836	0.0
300,000	Chevron USA, Inc., 3.900%, 11/15/2024	295,101	0.0
2,000,000	ConocoPhillips Co., 4.025%, 03/15/2062	1,585,809	0.1
129,000	ConocoPhillips Co., 4.150%, 11/15/2034	112,243	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
500,000	ConocoPhillips Co., 4.300%, 11/15/2044	$434,867	0.0
66,000	Eastern Gas Transmission & Storage, Inc., 3.600%, 12/15/2024	63,788	0.0
500,000	Ecopetrol SA, 4.125%, 01/16/2025	477,280	0.0
250,000	Enbridge, Inc., 3.500%, 06/10/2024	243,248	0.0
250,000	Enbridge, Inc., 4.500%, 06/10/2044	209,031	0.0
500,000	Energy Transfer L.P., 3.450%, 01/15/2023	499,589	0.0
500,000	Energy Transfer L.P., 3.600%, 02/01/2023	499,055	0.0
500,000	Energy Transfer L.P., 4.950%, 01/15/2043	404,017	0.0
800,000	Energy Transfer L.P., 6.125%, 12/15/2045	743,854	0.0
1,809,000	Energy Transfer L.P., 6.500%, 02/01/2042	1,796,058	0.1
1,000,000	Enterprise Products Operating LLC, 3.200%, 02/15/2052	659,671	0.0
500,000	Enterprise Products Operating LLC, 3.700%, 02/15/2026	482,476	0.0
100,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	97,311	0.0
500,000	Enterprise Products Operating LLC, 3.950%, 02/15/2027	480,371	0.0
300,000	Enterprise Products Operating LLC, 4.450%, 02/15/2043	254,091	0.0
1,100,000	Enterprise Products Operating LLC, 4.850%, 03/15/2044	974,911	0.1
1,750,000	Enterprise Products Operating LLC, 4.900%, 05/15/2046	1,530,040	0.1
1,950,000	EOG Resources, Inc., 2.625%, 03/15/2023	1,942,494	0.1
250,000	EOG Resources, Inc., 4.150%, 01/15/2026	245,370	0.0
1,000,000	Equinor ASA, 2.375%, 05/22/2030	852,804	0.0
500,000	Equinor ASA, 3.625%, 09/10/2028	474,126	0.0
500,000	Equinor ASA, 3.950%, 05/15/2043	420,159	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
500,000	Exxon Mobil Corp., 2.726%, 03/01/2023	$498,500	0.0
500,000	Exxon Mobil Corp., 3.043%, 03/01/2026	477,473	0.0
500,000	Exxon Mobil Corp., 4.114%, 03/01/2046	427,859	0.0
500,000 (2)	Halliburton Co., 2.920%, 03/01/2030	429,785	0.0
31,000	Halliburton Co., 3.800%, 11/15/2025	30,186	0.0
500,000	Halliburton Co., 4.750%, 08/01/2043	428,889	0.0
500,000	Halliburton Co., 4.850%, 11/15/2035	464,359	0.0
518,000	Hess Corp., 5.600%, 02/15/2041	491,920	0.0
500,000	Kinder Morgan Energy Partners L.P., 3.500%, 09/01/2023	494,785	0.0
400,000	Kinder Morgan Energy Partners L.P., 4.300%, 05/01/2024	394,870	0.0
400,000	Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	361,366	0.0
1,325,000	Kinder Morgan Energy Partners L.P., 6.950%, 01/15/2038	1,407,401	0.1
750,000	Kinder Morgan, Inc., 2.000%, 02/15/2031	582,346	0.0
500,000	Kinder Morgan, Inc., 3.600%, 02/15/2051	346,575	0.0
500,000	Kinder Morgan, Inc., 4.300%, 06/01/2025	490,805	0.0
500,000	Kinder Morgan, Inc., 5.050%, 02/15/2046	426,303	0.0
500,000	Kinder Morgan, Inc., 5.550%, 06/01/2045	458,246	0.0
1,500,000	Magellan Midstream Partners L.P., 4.200%, 12/01/2042	1,110,433	0.1
500,000	Marathon Oil Corp., 5.200%, 06/01/2045	430,139	0.0
400,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	335,759	0.0
1,000,000	MPLX L.P., 4.000%, 03/15/2028	931,897	0.0
1,000,000	MPLX L.P., 4.875%, 12/01/2024	992,568	0.1
1,000,000	ONEOK Partners L.P., 6.200%, 09/15/2043	953,899	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
173,000	Petroleos Mexicanos, 6.700%, 02/16/2032	$136,186	0.0
1,500,000	Phillips 66, 3.900%, 03/15/2028	1,418,355	0.1
250,000	Phillips 66, 4.650%, 11/15/2034	234,115	0.0
750,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	734,681	0.0
250,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.700%, 06/15/2044	190,570	0.0
1,500,000 (2)	Schlumberger Investment SA, 2.650%, 06/26/2030	1,290,275	0.1
1,040,000	Shell International Finance BV, 2.875%, 05/10/2026	980,653	0.1
1,000,000	Shell International Finance BV, 3.250%, 05/11/2025	969,881	0.1
500,000	Shell International Finance BV, 3.750%, 09/12/2046	393,916	0.0
1,500,000	Shell International Finance BV, 4.125%, 05/11/2035	1,396,223	0.1
250,000	Shell International Finance BV, 4.375%, 05/11/2045	219,687	0.0
600,000	Spectra Energy Partners L.P., 4.500%, 03/15/2045	497,978	0.0
500,000	Suncor Energy, Inc., 3.750%, 03/04/2051	361,476	0.0
1,450,000	Suncor Energy, Inc., 6.500%, 06/15/2038	1,493,010	0.1
500,000	TotalEnergies Capital Canada Ltd., 2.750%, 07/15/2023	493,802	0.0
1,000,000	TransCanada Pipelines Ltd., 7.625%, 01/15/2039	1,147,924	0.1
2,000,000	TransCanada PipeLines Ltd., 4.625%, 03/01/2034	1,829,027	0.1
1,000,000	Valero Energy Corp., 6.625%, 06/15/2037	1,068,323	0.1
1,250,000	Williams Cos, Inc./The, 2.600%, 03/15/2031	1,014,583	0.1
400,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	389,211	0.0
500,000	Williams Cos, Inc./The, 4.300%, 03/04/2024	494,184	0.0
500,000	Williams Cos, Inc./The, 5.100%, 09/15/2045	439,505	0.0
500,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	455,627	0.0
		51,243,548	1.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: 7.9%
500,000	Air Lease Corp., 3.000%, 09/15/2023	$491,659	0.0
1,000,000	Alexandria Real Estate Equities, Inc., 2.000%, 05/18/2032	768,350	0.0
500,000	Allstate Corp./The, 1.450%, 12/15/2030	384,111	0.0
1,000,000	Allstate Corp./The, 3.280%, 12/15/2026	950,867	0.1
750,000	American Express Co., 3.000%, 10/30/2024	725,797	0.0
1,000,000	American Express Co., 3.300%, 05/03/2027	936,384	0.1
1,000,000	American Express Co., 3.400%, 02/27/2023	999,296	0.1
500,000	American Tower Corp., 1.600%, 04/15/2026	445,124	0.0
500,000	American Tower Corp., 2.700%, 04/15/2031	408,197	0.0
500,000	American Tower Corp., 3.375%, 10/15/2026	468,160	0.0
1,000,000	American Tower Corp., 3.500%, 01/31/2023	998,829	0.1
750,000	American Tower Corp., 3.550%, 07/15/2027	695,690	0.0
500,000	Aon Corp., 3.750%, 05/02/2029	462,306	0.0
1,000,000	Aon Global Ltd., 4.450%, 05/24/2043	802,433	0.0
500,000	Aon Global Ltd., 4.600%, 06/14/2044	429,268	0.0
500,000	Aon Global Ltd., 4.750%, 05/15/2045	435,554	0.0
264,000 (2)	Assured Guaranty US Holdings, Inc., 5.000%, 07/01/2024	263,733	0.0
500,000	AvalonBay Communities, Inc., 2.300%, 03/01/2030	416,333	0.0
500,000	AvalonBay Communities, Inc., 2.850%, 03/15/2023	497,780	0.0
600,000	Banco Santander SA, 3.125%, 02/23/2023	598,276	0.0
600,000	Banco Santander SA, 3.800%, 02/23/2028	545,147	0.0
400,000	Banco Santander SA, 4.250%, 04/11/2027	380,347	0.0
400,000	Banco Santander SA, 5.179%, 11/19/2025	393,904	0.0
500,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	438,673	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,000,000 (3)	Bank of America Corp., 1.843%, 02/04/2025	$959,191	0.1
1,281,000 (3)	Bank of America Corp., 1.898%, 07/23/2031	985,967	0.1
500,000 (3)	Bank of America Corp., 2.496%, 02/13/2031	407,467	0.0
2,000,000 (3)	Bank of America Corp., 2.592%, 04/29/2031	1,633,265	0.1
1,926,000 (3)	Bank of America Corp., 2.676%, 06/19/2041	1,302,556	0.1
500,000 (3)	Bank of America Corp., 2.687%, 04/22/2032	401,392	0.0
1,000,000 (3)	Bank of America Corp., 3.093%, 10/01/2025	958,688	0.1
2,000,000	Bank of America Corp., 3.300%, 01/11/2023	1,999,335	0.1
500,000 (3)	Bank of America Corp., 3.311%, 04/22/2042	368,506	0.0
2,384,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	2,162,806	0.1
1,000,000	Bank of America Corp., 3.500%, 04/19/2026	955,561	0.1
500,000 (3)	Bank of America Corp., 3.550%, 03/05/2024	498,153	0.0
1,020,000 (3)	Bank of America Corp., 3.824%, 01/20/2028	953,238	0.1
1,500,000	Bank of America Corp., 3.950%, 04/21/2025	1,461,131	0.1
1,000,000	Bank of America Corp., 4.250%, 10/22/2026	967,345	0.1
2,000,000	Bank of America Corp., 4.450%, 03/03/2026	1,962,115	0.1
1,000,000 (3)	Bank of Montreal, 3.803%, 12/15/2032	882,133	0.0
500,000	Bank of New York Mellon Corp., 2.200%, 08/16/2023	492,392	0.0
700,000	Bank of New York Mellon Corp., 3.000%, 10/30/2028	627,160	0.0
500,000	Bank of New York Mellon Corp./The, 0.500%, 04/26/2024	472,081	0.0
1,000,000	Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	998,818	0.1
750,000	Bank of New York Mellon Corp./The, 3.250%, 05/16/2027	706,298	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
500,000 (2)(3)	Bank of New York Mellon Corp./The, 3.442%, 02/07/2028	$468,623	0.0
500,000	Bank of Nova Scotia, 4.500%, 12/16/2025	490,580	0.0
1,000,000 (3)	Barclays PLC, 2.667%, 03/10/2032	764,897	0.0
750,000 (3)	Barclays PLC, 3.811%, 03/10/2042	508,811	0.0
750,000	Barclays PLC, 4.375%, 01/12/2026	726,612	0.0
1,000,000	Barclays PLC, 5.200%, 05/12/2026	973,726	0.1
250,000	Barclays PLC, 5.250%, 08/17/2045	224,556	0.0
1,000,000	Berkshire Hathaway Finance Corp., 4.200%, 08/15/2048	885,309	0.0
1,000,000	Berkshire Hathaway, Inc., 3.125%, 03/15/2026	959,463	0.1
2,000,000	BlackRock, Inc., 1.900%, 01/28/2031	1,623,539	0.1
500,000	BNP Paribas SA, 3.250%, 03/03/2023	498,737	0.0
1,000,000 (1)	BNP Paribas SA, 3.500%, 11/16/2027	920,729	0.0
1,000,000	Boston Properties L.P., 2.550%, 04/01/2032	762,758	0.0
500,000	Boston Properties L.P., 3.250%, 01/30/2031	414,523	0.0
1,000,000 (1)	BPCE SA, 3.250%, 01/11/2028	898,625	0.0
1,500,000 (2)	Brighthouse Financial, Inc., 5.625%, 05/15/2030	1,430,135	0.1
750,000	Brookfield Finance, Inc., 2.724%, 04/15/2031	603,352	0.0
500,000	Capital One Financial Corp., 3.200%, 01/30/2023	500,000	0.0
500,000	Capital One Financial Corp., 3.200%, 02/05/2025	481,119	0.0
500,000	Capital One Financial Corp., 3.300%, 10/30/2024	482,925	0.0
1,000,000	Capital One Financial Corp., 3.650%, 05/11/2027	942,366	0.1
500,000	Capital One Financial Corp., 3.750%, 04/24/2024	490,794	0.0
500,000	Capital One Financial Corp., 3.750%, 07/28/2026	471,400	0.0
500,000	Capital One Financial Corp., 3.800%, 01/31/2028	468,221	0.0
500,000	Capital One Financial Corp., 4.200%, 10/29/2025	483,696	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
500,000	Charles Schwab Corp./The, 0.750%, 03/18/2024	$475,416	0.0
1,000,000	Charles Schwab Corp./The, 2.650%, 01/25/2023	998,738	0.1
1,000,000 (2)	Charles Schwab Corp./The, 3.200%, 01/25/2028	933,489	0.1
1,000,000	Chubb Corp./The, 6.000%, 05/11/2037	1,062,434	0.1
750,000	Chubb INA Holdings, Inc., 2.700%, 03/13/2023	747,116	0.0
750,000	Chubb INA Holdings, Inc., 2.850%, 12/15/2051	499,162	0.0
750,000 (3)	Citigroup, Inc., 2.014%, 01/25/2026	695,647	0.0
1,000,000 (3)	Citigroup, Inc., 2.561%, 05/01/2032	791,849	0.0
1,410,000 (3)	Citigroup, Inc., 2.572%, 06/03/2031	1,143,505	0.1
500,000	Citigroup, Inc., 3.400%, 05/01/2026	474,517	0.0
1,000,000	Citigroup, Inc., 3.500%, 05/15/2023	995,321	0.1
1,000,000 (3)	Citigroup, Inc., 3.878%, 01/24/2039	830,261	0.0
1,500,000 (3)	Citigroup, Inc., 3.887%, 01/10/2028	1,403,837	0.1
1,000,000 (3)	Citigroup, Inc., 3.980%, 03/20/2030	903,917	0.0
700,000	Citigroup, Inc., 4.000%, 08/05/2024	687,895	0.0
1,500,000	Citigroup, Inc., 4.125%, 07/25/2028	1,398,959	0.1
500,000	Citigroup, Inc., 4.300%, 11/20/2026	484,381	0.0
500,000	Citigroup, Inc., 4.400%, 06/10/2025	491,218	0.0
345,000	Citigroup, Inc., 4.450%, 09/29/2027	329,503	0.0
500,000	Citigroup, Inc., 4.600%, 03/09/2026	491,709	0.0
793,000	Citigroup, Inc., 5.300%, 05/06/2044	718,362	0.0
615,000	Citigroup, Inc., 8.125%, 07/15/2039	758,926	0.0
1,000,000	Citizens Financial Group, Inc., 3.250%, 04/30/2030	870,375	0.0
300,000	CNA Financial Corp., 4.500%, 03/01/2026	295,264	0.0
250,000	Comerica, Inc., 3.800%, 07/22/2026	239,021	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
500,000	Cooperatieve Rabobank UA, 3.750%, 07/21/2026	$470,109	0.0
500,000	Corporate Office Properties L.P., 2.750%, 04/15/2031	375,306	0.0
1,000,000	Credit Suisse Group AG, 3.800%, 06/09/2023	973,919	0.1
750,000 (1)	Credit Suisse Group AG, 4.282%, 01/09/2028	622,763	0.0
500,000	Crown Castle, Inc., 1.050%, 07/15/2026	432,612	0.0
1,000,000	Crown Castle, Inc., 2.100%, 04/01/2031	790,555	0.0
500,000	Crown Castle, Inc., 2.900%, 04/01/2041	344,385	0.0
1,000,000	Crown Castle, Inc., 3.150%, 07/15/2023	989,025	0.1
1,000,000 (3)	Deutsche Bank AG/New York NY, 1.447%, 04/01/2025	929,213	0.0
1,000,000 (3)	Deutsche Bank AG/New York NY, 3.961%, 11/26/2025	956,278	0.1
400,000	Deutsche Bank AG/New York NY, 4.100%, 01/13/2026	384,873	0.0
500,000	Discover Bank, 4.200%, 08/08/2023	496,867	0.0
400,000	Discover Bank, 4.250%, 03/13/2026	380,862	0.0
500,000	ERP Operating L.P., 4.500%, 07/01/2044	424,543	0.0
500,000	Federal Realty Investment Trust, 3.500%, 06/01/2030	429,082	0.0
400,000	Fifth Third Bancorp, 4.300%, 01/16/2024	395,987	0.0
750,000	Franklin Resources, Inc., 1.600%, 10/30/2030	579,705	0.0
500,000	Goldman Sachs Group, Inc., 3.750%, 05/22/2025	484,031	0.0
1,000,000	Goldman Sachs Group, Inc., 3.850%, 07/08/2024	979,114	0.1
4,000,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	4,284,988	0.2
1,750,000 (3)	Goldman Sachs Group, Inc./The, 1.431%, 03/09/2027	1,536,533	0.1
1,000,000 (3)	Goldman Sachs Group, Inc./The, 1.757%, 01/24/2025	957,562	0.1
500,000 (3)	Goldman Sachs Group, Inc./The, 2.615%, 04/22/2032	399,945	0.0
1,000,000 (3)	Goldman Sachs Group, Inc./The, 2.640%, 02/24/2028	891,810	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
500,000	Goldman Sachs Group, Inc./The, 3.200%, 02/23/2023	$498,775	0.0
500,000 (3)	Goldman Sachs Group, Inc./The, 3.210%, 04/22/2042	362,068	0.0
500,000 (3)	Goldman Sachs Group, Inc./The, 3.436%, 02/24/2043	369,364	0.0
500,000	Goldman Sachs Group, Inc./The, 3.500%, 11/16/2026	469,386	0.0
500,000	Goldman Sachs Group, Inc./The, 3.750%, 02/25/2026	481,872	0.0
500,000 (3)	Goldman Sachs Group, Inc./The, 3.814%, 04/23/2029	457,609	0.0
500,000	Goldman Sachs Group, Inc./The, 3.850%, 01/26/2027	476,797	0.0
1,000,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	939,822	0.1
1,000,000 (3)	HSBC Holdings PLC, 3.803%, 03/11/2025	972,589	0.1
750,000 (3)	HSBC Holdings PLC, 4.292%, 09/12/2026	718,164	0.0
300,000	HSBC Holdings PLC, 4.300%, 03/08/2026	290,527	0.0
500,000	HSBC Holdings PLC, 4.375%, 11/23/2026	480,867	0.0
500,000 (3)	HSBC Holdings PLC, 4.583%, 06/19/2029	461,220	0.0
500,000 (3)	HSBC Holdings PLC, 6.000%, 12/31/2199	460,155	0.0
3,400,000	HSBC Holdings PLC, 6.500%, 09/15/2037	3,480,338	0.1
250,000	HSBC USA, Inc., 3.500%, 06/23/2024	243,859	0.0
1,000,000	Huntington National Bank/ The, 3.550%, 10/06/2023	989,702	0.1
1,000,000	Intercontinental Exchange, Inc., 1.850%, 09/15/2032	755,738	0.0
1,000,000	Jefferies Financial Group, Inc., 4.150%, 01/23/2030	894,972	0.0
1,500,000 (3)	JPMorgan Chase & Co., 1.764%, 11/19/2031	1,140,477	0.1
1,000,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	875,882	0.0
1,500,000 (3)	JPMorgan Chase & Co., 2.525%, 11/19/2041	986,061	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
500,000	JPMorgan Chase & Co., 2.950%, 10/01/2026	$466,990	0.0
2,000,000 (3)	JPMorgan Chase & Co., 2.956%, 05/13/2031	1,652,314	0.1
688,000 (3)	JPMorgan Chase & Co., 3.109%, 04/22/2041	502,577	0.0
750,000	JPMorgan Chase & Co., 3.125%, 01/23/2025	724,429	0.0
750,000 (3)	JPMorgan Chase & Co., 3.220%, 03/01/2025	729,292	0.0
1,000,000 (3)	JPMorgan Chase & Co., 3.328%, 04/22/2052	680,286	0.0
1,000,000 (3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	909,247	0.0
750,000 (3)	JPMorgan Chase & Co., 3.540%, 05/01/2028	691,294	0.0
1,000,000 (3)	JPMorgan Chase & Co., 3.782%, 02/01/2028	935,740	0.1
750,000 (3)	JPMorgan Chase & Co., 3.882%, 07/24/2038	625,253	0.0
1,000,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	967,685	0.1
1,000,000	JPMorgan Chase & Co., 4.250%, 10/01/2027	965,208	0.1
474,000 (3)	JPMorgan Chase & Co., 4.912%, 07/25/2033	452,721	0.0
2,375,000	JPMorgan Chase & Co., 5.500%, 10/15/2040	2,351,203	0.1
500,000	Kemper Corp., 4.350%, 02/15/2025	485,460	0.0
500,000	KeyBank NA/Cleveland OH, 3.400%, 05/20/2026	469,071	0.0
500,000	Kilroy Realty L.P., 2.500%, 11/15/2032	356,250	0.0
400,000	Kilroy Realty L.P., 4.250%, 08/15/2029	351,106	0.0
250,000	Kilroy Realty L.P., 4.375%, 10/01/2025	242,574	0.0
1,500,000	Kimco Realty Corp., 2.700%, 10/01/2030	1,226,046	0.1
1,000,000	Korea Development Bank/ The, 1.000%, 09/09/2026	873,009	0.0
3,000,000	Landwirtschaftliche Rentenbank, 0.875%, 09/03/2030	2,369,021	0.1
750,000	Lincoln National Corp., 3.625%, 12/12/2026	703,603	0.0
1,000,000	Lincoln National Corp., 3.800%, 03/01/2028	924,407	0.0
500,000 (3)	Lloyds Banking Group PLC, 3.574%, 11/07/2028	450,462	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,000,000	Lloyds Banking Group PLC, 3.900%, 03/12/2024	$981,986	0.1
500,000	Lloyds Banking Group PLC, 4.650%, 03/24/2026	479,352	0.0
250,000	Loews Corp., 3.750%, 04/01/2026	241,626	0.0
500,000 (3)	Manulife Financial Corp., 4.061%, 02/24/2032	455,972	0.0
500,000	Manulife Financial Corp., 4.150%, 03/04/2026	487,502	0.0
500,000	Manulife Financial Corp., 5.375%, 03/04/2046	482,579	0.0
1,000,000	Markel Corp., 3.625%, 03/30/2023	996,549	0.1
1,000,000	Marsh & McLennan Cos, Inc., 2.250%, 11/15/2030	821,066	0.0
750,000	Marsh & McLennan Cos, Inc., 2.900%, 12/15/2051	484,346	0.0
400,000	Marsh & McLennan Cos, Inc., 3.500%, 03/10/2025	388,607	0.0
500,000	Mastercard, Inc., 2.950%, 03/15/2051	356,415	0.0
1,000,000	Mastercard, Inc., 3.500%, 02/26/2028	950,691	0.1
500,000	MetLife, Inc., 4.050%, 03/01/2045	420,208	0.0
400,000	MetLife, Inc., 4.125%, 08/13/2042	340,478	0.0
300,000	MetLife, Inc., 4.721%, 12/15/2044	275,837	0.0
955,000	MetLife, Inc., 5.000%, 07/15/2052	914,828	0.0
750,000 (1)	Metropolitan Life Global Funding I, 3.450%, 12/18/2026	702,068	0.0
1,000,000	Mid-America Apartments L.P., 1.700%, 02/15/2031	782,058	0.0
500,000	Mitsubishi UFJ Financial Group, Inc., 3.455%, 03/02/2023	498,968	0.0
500,000	Mitsubishi UFJ Financial Group, Inc., 3.777%, 03/02/2025	486,596	0.0
750,000	Mitsubishi UFJ Financial Group, Inc., 3.850%, 03/01/2026	718,416	0.0
500,000 (3)	Mizuho Financial Group, Inc., 3.922%, 09/11/2024	492,097	0.0
500,000 (3)	Mizuho Financial Group, Inc., 4.254%, 09/11/2029	462,095	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,250,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	$1,097,994	0.1
1,000,000	Morgan Stanley, 3.125%, 01/23/2023	999,106	0.1
500,000	Morgan Stanley, 3.125%, 07/27/2026	467,030	0.0
500,000 (3)	Morgan Stanley, 3.217%, 04/22/2042	371,968	0.0
1,750,000 (3)	Morgan Stanley, 3.591%, 07/22/2028	1,607,943	0.1
750,000	Morgan Stanley, 3.625%, 01/20/2027	708,353	0.0
500,000	Morgan Stanley, 3.700%, 10/23/2024	488,360	0.0
1,000,000 (3)	Morgan Stanley, 3.772%, 01/24/2029	917,477	0.0
750,000	Morgan Stanley, 3.875%, 04/29/2024	738,740	0.0
500,000	Morgan Stanley, 3.875%, 01/27/2026	484,585	0.0
750,000	Morgan Stanley, 3.950%, 04/23/2027	709,445	0.0
750,000	Morgan Stanley, 4.000%, 07/23/2025	733,100	0.0
1,000,000	Morgan Stanley, 4.100%, 05/22/2023	996,501	0.1
500,000	Morgan Stanley, 4.350%, 09/08/2026	485,800	0.0
1,000,000	Morgan Stanley, 5.000%, 11/24/2025	998,094	0.1
491,000 (3)	Morgan Stanley, 6.342%, 10/18/2033	516,043	0.0
500,000	National Australia Bank Ltd./New York, 2.500%, 07/12/2026	461,120	0.0
1,000,000	National Australia Bank Ltd./New York, 2.875%, 04/12/2023	995,600	0.1
300,000	National Retail Properties, Inc., 4.000%, 11/15/2025	288,597	0.0
1,000,000 (3)	NatWest Group PLC, 3.073%, 05/22/2028	895,143	0.0
500,000	NatWest Group PLC, 4.800%, 04/05/2026	489,572	0.0
750,000 (3)	Northern Trust Corp., 3.375%, 05/08/2032	682,530	0.0
250,000	Northern Trust Corp., 3.950%, 10/30/2025	245,039	0.0
3,000,000	Oesterreichische Kontrollbank AG, 0.500%, 02/02/2026	2,665,372	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,000,000 (1)	Ontario Teachers’ Finance Trust, 0.375%, 09/29/2023	$2,897,798	0.1
2,000,000 (1)	Ontario Teachers’ Finance Trust, 1.625%, 09/12/2024	1,896,339	0.1
750,000 (2)	ORIX Corp., 2.250%, 03/09/2031	589,221	0.0
500,000	Owl Rock Capital Corp., 2.625%, 01/15/2027	413,101	0.0
750,000	PNC Bank NA, 3.100%, 10/25/2027	703,352	0.0
500,000	PNC Bank NA, 3.250%, 01/22/2028	467,811	0.0
1,000,000 (3)	PNC Financial Services Group, Inc./The, 2.307%, 04/23/2032	811,416	0.0
1,500,000	Principal Financial Group, Inc., 2.125%, 06/15/2030	1,232,462	0.1
300,000	Principal Financial Group, Inc., 3.125%, 05/15/2023	297,918	0.0
1,000,000	Private Export Funding Corp., 3.250%, 06/15/2025	962,820	0.1
1,000,000	Private Export Funding Corp., 3.550%, 01/15/2024	986,633	0.1
1,000,000	Progressive Corp./The, 4.000%, 03/01/2029	961,719	0.1
1,000,000	Prologis L.P., 1.750%, 07/01/2030	789,899	0.0
750,000 (2)	Prologis L.P., 3.250%, 10/01/2026	705,210	0.0
893,000	Prudential Financial, Inc., 3.878%, 03/27/2028	857,926	0.0
500,000 (3)	Prudential Financial, Inc., 5.375%, 05/15/2045	484,167	0.0
1,000,000 (3)	Prudential Financial, Inc., 5.625%, 06/15/2043	983,860	0.1
750,000	Public Storage, 1.500%, 11/09/2026	667,561	0.0
500,000 (2)	Public Storage, 1.850%, 05/01/2028	429,816	0.0
250,000	Public Storage, 2.300%, 05/01/2031	203,531	0.0
250,000	Public Storage, 3.094%, 09/15/2027	232,941	0.0
1,500,000	Realty Income Corp., 3.250%, 01/15/2031	1,304,485	0.1
400,000	Realty Income Corp., 3.875%, 07/15/2024	392,920	0.0
300,000	Realty Income Corp., 4.125%, 10/15/2026	292,022	0.0
1,000,000	Royal Bank of Canada, 0.875%, 01/20/2026	888,922	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,000,000	Simon Property Group L.P., 2.650%, 07/15/2030	$1,667,973	0.1
500,000	Simon Property Group L.P., 3.375%, 06/15/2027	466,732	0.0
1,000,000	Simon Property Group L.P., 3.500%, 09/01/2025	958,734	0.1
500,000	Simon Property Group L.P., 3.800%, 07/15/2050	365,300	0.0
500,000	Simon Property Group L.P., 4.250%, 10/01/2044	396,913	0.0
750,000 (2)(3)	State Street Corp., 1.746%, 02/06/2026	698,609	0.0
750,000	State Street Corp., 2.200%, 03/03/2031	601,443	0.0
1,500,000	State Street Corp., 3.100%, 05/15/2023	1,490,198	0.1
500,000	State Street Corp., 3.550%, 08/18/2025	486,656	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 2.632%, 07/14/2026	458,490	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 3.364%, 07/12/2027	463,119	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 3.446%, 01/11/2027	468,325	0.0
500,000 (2)	Sumitomo Mitsui Financial Group, Inc., 3.544%, 01/17/2028	461,119	0.0
300,000	Synchrony Financial, 4.250%, 08/15/2024	293,298	0.0
250,000	Synchrony Financial, 4.500%, 07/23/2025	239,876	0.0
500,000	Tanger Properties L.P., 3.125%, 09/01/2026	454,752	0.0
750,000 (2)	Toronto-Dominion Bank/The, 1.950%, 01/12/2027	669,323	0.0
1,000,000	Toronto-Dominion Bank/The, 3.250%, 03/11/2024	979,434	0.1
1,500,000	Travelers Cos, Inc./The, 2.550%, 04/27/2050	933,677	0.1
750,000	Travelers Cos, Inc./The, 4.000%, 05/30/2047	609,958	0.0
500,000	Truist Bank, 2.750%, 05/01/2023	496,560	0.0
1,000,000	Truist Bank, 3.000%, 02/02/2023	998,584	0.1
500,000	Truist Bank, 3.300%, 05/15/2026	468,301	0.0
500,000	Truist Bank, 3.625%, 09/16/2025	480,619	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
400,000	Truist Bank, 3.800%, 10/30/2026	$378,851	0.0
1,000,000 (2)	Truist Financial Corp., 1.125%, 08/03/2027	844,528	0.0
500,000 (3)	Truist Financial Corp., 1.267%, 03/02/2027	443,555	0.0
750,000	Truist Financial Corp., 2.850%, 10/26/2024	723,699	0.0
2,000,000	US Bancorp, 1.375%, 07/22/2030	1,550,287	0.1
500,000 (3)	US Bancorp, 2.215%, 01/27/2028	450,145	0.0
750,000	US Bancorp, 3.150%, 04/27/2027	705,281	0.0
250,000	Ventas Realty L.P., 3.500%, 02/01/2025	240,297	0.0
500,000	Ventas Realty L.P., 3.750%, 05/01/2024	489,018	0.0
500,000	Ventas Realty L.P., 4.125%, 01/15/2026	485,526	0.0
1,000,000	Visa, Inc., 2.050%, 04/15/2030	847,330	0.0
1,000,000	Visa, Inc., 2.700%, 04/15/2040	761,636	0.0
750,000	Visa, Inc., 2.750%, 09/15/2027	694,904	0.0
500,000	Visa, Inc., 3.150%, 12/14/2025	482,594	0.0
500,000	Visa, Inc., 4.300%, 12/14/2045	459,117	0.0
500,000 (3)	Wells Fargo & Co., 2.164%, 02/11/2026	466,508	0.0
2,000,000 (3)	Wells Fargo & Co., 2.188%, 04/30/2026	1,863,039	0.1
1,000,000 (3)	Wells Fargo & Co., 2.879%, 10/30/2030	851,541	0.0
1,000,000	Wells Fargo & Co., 3.000%, 10/23/2026	925,577	0.0
1,875,000 (3)	Wells Fargo & Co., 3.068%, 04/30/2041	1,344,350	0.1
1,000,000 (3)	Wells Fargo & Co., 3.584%, 05/22/2028	930,037	0.0
500,000	Wells Fargo & Co., 4.300%, 07/22/2027	481,981	0.0
1,000,000	Wells Fargo & Co., 4.900%, 11/17/2045	865,517	0.0
983,000	Wells Fargo & Co., 5.606%, 01/15/2044	957,849	0.1
750,000	Wells Fargo Bank NA, 6.600%, 01/15/2038	813,578	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
500,000	Welltower, Inc., 2.800%, 06/01/2031	$398,725	0.0
500,000	Welltower, Inc., 4.000%, 06/01/2025	487,480	0.0
500,000	Western Union Co/The, 1.350%, 03/15/2026	438,211	0.0
1,000,000 (2)	Westpac Banking Corp., 2.750%, 01/11/2023	999,605	0.1
750,000 (3)	Westpac Banking Corp., 4.322%, 11/23/2031	706,904	0.0
500,000	Zions Bancorp NA, 3.250%, 10/29/2029	409,621	0.0
		220,532,679	7.9
	Industrial: 2.0%
750,000	3M Co., 2.250%, 09/19/2026	692,865	0.0
1,000,000	3M Co., 2.875%, 10/15/2027	924,559	0.1
100,000 (2)	3M Co., 3.000%, 08/07/2025	95,931	0.0
200,000	3M Co., 3.875%, 06/15/2044	159,535	0.0
1,000,000 (2)	3M Co., 4.000%, 09/14/2048	790,898	0.0
500,000	Agilent Technologies, Inc., 2.300%, 03/12/2031	404,391	0.0
1,000,000	Boeing Co/The, 2.196%, 02/04/2026	909,669	0.1
500,000	Boeing Co/The, 2.800%, 03/01/2027	451,926	0.0
500,000	Boeing Co/The, 3.300%, 03/01/2035	370,084	0.0
500,000	Boeing Co/The, 3.600%, 05/01/2034	401,290	0.0
1,000,000	Boeing Co/The, 5.040%, 05/01/2027	990,563	0.1
3,000,000	Boeing Co/The, 5.150%, 05/01/2030	2,934,275	0.1
1,000,000	Boeing Co/The, 5.705%, 05/01/2040	957,851	0.1
500,000	Burlington Northern Santa Fe LLC, 2.875%, 06/15/2052	335,745	0.0
500,000	Burlington Northern Santa Fe LLC, 3.000%, 03/15/2023	498,421	0.0
1,000,000	Burlington Northern Santa Fe LLC, 3.300%, 09/15/2051	732,839	0.0
500,000	Burlington Northern Santa Fe LLC, 4.375%, 09/01/2042	447,977	0.0
500,000	Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	449,885	0.0
400,000	Burlington Northern Santa Fe LLC, 4.900%, 04/01/2044	379,603	0.0
750,000	Canadian Pacific Railway Co., 4.800%, 09/15/2035	704,181	0.0
750,000	Canadian Pacific Railway Co., 4.800%, 08/01/2045	687,443	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
500,000 (2)	Caterpillar Financial Services Corp., 1.700%, 01/08/2027	$448,732	0.0
200,000	Caterpillar Financial Services Corp., 2.400%, 08/09/2026	184,914	0.0
300,000	Caterpillar Financial Services Corp., 2.625%, 03/01/2023	298,978	0.0
500,000	Caterpillar Financial Services Corp., 3.750%, 11/24/2023	495,150	0.0
500,000	Caterpillar, Inc., 1.900%, 03/12/2031	407,040	0.0
1,000,000	Caterpillar, Inc., 3.803%, 08/15/2042	856,579	0.0
1,000,000	Caterpillar, Inc., 4.300%, 05/15/2044	908,870	0.1
500,000	CSX Corp., 3.800%, 04/15/2050	390,617	0.0
500,000	CSX Corp., 4.100%, 03/15/2044	421,704	0.0
1,000,000	CSX Corp., 4.400%, 03/01/2043	873,070	0.1
500,000	Deere & Co., 3.900%, 06/09/2042	444,826	0.0
2,000,000	Emerson Electric Co., 1.950%, 10/15/2030	1,622,899	0.1
750,000 (2)	FedEx Corp., 2.400%, 05/15/2031	608,410	0.0
500,000	FedEx Corp., 3.250%, 05/15/2041	357,876	0.0
1,000,000	FedEx Corp., 3.400%, 02/15/2028	925,000	0.1
200,000	FedEx Corp., 3.875%, 08/01/2042	152,735	0.0
500,000	FedEx Corp., 4.750%, 11/15/2045	424,466	0.0
500,000	GATX Corp., 1.900%, 06/01/2031	369,982	0.0
536,000	GE Capital Funding LLC, 4.550%, 05/15/2032	510,384	0.0
500,000	General Dynamics Corp., 3.600%, 11/15/2042	411,699	0.0
2,600,000	Honeywell International, Inc., 3.812%, 11/21/2047	2,161,940	0.1
500,000	Illinois Tool Works, Inc., 3.500%, 03/01/2024	492,427	0.0
500,000	Illinois Tool Works, Inc., 3.900%, 09/01/2042	427,015	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
500,000	Jabil, Inc., 1.700%, 04/15/2026	$443,660	0.0
500,000	John Deere Capital Corp., 1.500%, 03/06/2028	427,246	0.0
1,000,000	John Deere Capital Corp., 2.800%, 03/06/2023	996,538	0.1
1,000,000	John Deere Capital Corp., 2.800%, 09/08/2027	922,683	0.1
500,000	John Deere Capital Corp., 3.350%, 06/12/2024	489,577	0.0
1,000,000	John Deere Capital Corp., 3.450%, 03/07/2029	929,790	0.1
373,000 (3)	Johnson Controls International plc, 3.625%, 07/02/2024	364,893	0.0
250,000 (3)	Johnson Controls International plc, 4.625%, 07/02/2044	217,568	0.0
24,000	Johnson Controls International plc, 5.125%, 09/14/2045	22,073	0.0
1,500,000	Lockheed Martin Corp., 2.800%, 06/15/2050	1,017,196	0.1
892,000	Lockheed Martin Corp., 3.550%, 01/15/2026	867,516	0.0
1,250,000	Lockheed Martin Corp., 3.600%, 03/01/2035	1,113,910	0.1
500,000	Lockheed Martin Corp., 4.500%, 05/15/2036	479,093	0.0
500,000	Lockheed Martin Corp., 4.700%, 05/15/2046	464,609	0.0
500,000	Masco Corp., 1.500%, 02/15/2028	414,776	0.0
500,000	Masco Corp., 2.000%, 02/15/2031	385,860	0.0
1,000,000	Norfolk Southern Corp., 3.950%, 10/01/2042	825,637	0.0
375,000	Norfolk Southern Corp., 4.800%, 08/15/2043	328,498	0.0
750,000	Northrop Grumman Corp., 2.930%, 01/15/2025	719,832	0.0
500,000	Northrop Grumman Corp., 3.850%, 04/15/2045	401,163	0.0
1,000,000	Northrop Grumman Corp., 4.030%, 10/15/2047	833,740	0.0
500,000 (2)	Otis Worldwide Corp., 2.293%, 04/05/2027	448,256	0.0
500,000	Otis Worldwide Corp., 3.112%, 02/15/2040	366,523	0.0
200,000	Packaging Corp. of America, 3.650%, 09/15/2024	194,983	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
250,000	Parker-Hannifin Corp., 4.200%, 11/21/2034	$226,077	0.0
500,000	Raytheon Technologies Corp., 3.030%, 03/15/2052	341,367	0.0
500,000	Raytheon Technologies Corp., 4.150%, 05/15/2045	419,306	0.0
1,000,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	912,510	0.1
500,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	452,001	0.0
1,000,000	Raytheon Technologies Corp., 4.625%, 11/16/2048	906,500	0.1
500,000	Republic Services, Inc., 2.300%, 03/01/2030	419,586	0.0
500,000	Ryder System, Inc., 1.750%, 09/01/2026	440,126	0.0
500,000	Ryder System, Inc., 2.900%, 12/01/2026	456,532	0.0
500,000	Stanley Black & Decker, Inc., 2.300%, 03/15/2030	410,823	0.0
252,000	Teledyne Technologies, Inc., 1.600%, 04/01/2026	225,588	0.0
250,000	Teledyne Technologies, Inc., 2.750%, 04/01/2031	205,034	0.0
500,000	Textron, Inc., 2.450%, 03/15/2031	401,451	0.0
500,000	Trane Technologies Luxembourg Finance SA, 3.800%, 03/21/2029	461,230	0.0
500,000	Trane Technologies Luxembourg Finance SA, 4.500%, 03/21/2049	407,899	0.0
250,000	Trane Technologies Luxembourg Finance SA, 4.650%, 11/01/2044	211,641	0.0
500,000	Union Pacific Corp., 2.750%, 04/15/2023	496,570	0.0
500,000	Union Pacific Corp., 2.750%, 03/01/2026	473,403	0.0
750,000	Union Pacific Corp., 2.950%, 03/10/2052	510,643	0.0
500,000	Union Pacific Corp., 2.973%, 09/16/2062	323,723	0.0
250,000	Union Pacific Corp., 3.375%, 02/01/2035	212,027	0.0
250,000	Union Pacific Corp., 3.750%, 03/15/2024	246,128	0.0
250,000	Union Pacific Corp., 3.799%, 10/01/2051	200,199	0.0
750,000	Union Pacific Corp., 3.799%, 04/06/2071	556,786	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
1,000,000	United Parcel Service, Inc., 2.800%, 11/15/2024	$964,917	0.1
1,000,000	United Parcel Service, Inc., 3.050%, 11/15/2027	940,638	0.1
1,000,000	Vulcan Materials Co., 3.500%, 06/01/2030	883,174	0.1
1,000,000	Waste Management, Inc., 1.150%, 03/15/2028	836,981	0.0
750,000	Waste Management, Inc., 1.500%, 03/15/2031	588,216	0.0
500,000	Waste Management, Inc., 2.500%, 11/15/2050	313,766	0.0
		56,635,706	2.0
	Technology: 1.8%
500,000	Adobe, Inc., 2.150%, 02/01/2027	455,781	0.0
750,000	Apple, Inc., 1.200%, 02/08/2028	636,718	0.0
1,000,000	Apple, Inc., 1.650%, 05/11/2030	819,049	0.0
750,000	Apple, Inc., 2.375%, 02/08/2041	533,069	0.0
1,000,000	Apple, Inc., 2.400%, 01/13/2023	999,532	0.1
1,000,000	Apple, Inc., 2.400%, 05/03/2023	992,137	0.1
1,000,000	Apple, Inc., 2.650%, 05/11/2050	666,359	0.0
750,000	Apple, Inc., 2.650%, 02/08/2051	498,213	0.0
750,000	Apple, Inc., 3.000%, 02/09/2024	735,328	0.0
1,000,000	Apple, Inc., 3.200%, 05/13/2025	967,079	0.1
1,000,000	Apple, Inc., 3.250%, 02/23/2026	961,849	0.1
1,000,000	Apple, Inc., 3.350%, 02/09/2027	957,627	0.1
500,000	Apple, Inc., 3.450%, 05/06/2024	491,156	0.0
500,000	Apple, Inc., 3.450%, 02/09/2045	404,311	0.0
1,000,000	Apple, Inc., 3.850%, 05/04/2043	867,230	0.0
400,000	Apple, Inc., 4.375%, 05/13/2045	371,796	0.0
500,000	Apple, Inc., 4.450%, 05/06/2044	473,832	0.0
500,000	Applied Materials, Inc., 3.900%, 10/01/2025	489,378	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
250,000	Autodesk, Inc., 4.375%, 06/15/2025	$247,127	0.0
1,000,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 01/15/2027	947,338	0.1
1,052,000 (1)	Broadcom, Inc., 4.926%, 05/15/2037	921,507	0.0
106,000	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	106,079	0.0
400,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	408,554	0.0
99,000	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	113,303	0.0
500,000	Fidelity National Information Services, Inc., 1.150%, 03/01/2026	439,001	0.0
500,000	Fidelity National Information Services, Inc., 1.650%, 03/01/2028	414,753	0.0
500,000	Fidelity National Information Services, Inc., 2.250%, 03/01/2031	392,982	0.0
1,000,000	Fiserv, Inc., 2.250%, 06/01/2027	894,017	0.0
2,000,000	Fiserv, Inc., 2.650%, 06/01/2030	1,685,874	0.1
1,000,000	Hewlett Packard Enterprise Co., 1.450%, 04/01/2024	954,811	0.1
1,000,000	HP, Inc., 2.200%, 06/17/2025	935,179	0.0
500,000	HP, Inc., 3.400%, 06/17/2030	424,672	0.0
1,000,000	Intel Corp., 2.450%, 11/15/2029	861,118	0.0
1,000,000 (2)	Intel Corp., 3.150%, 05/11/2027	943,772	0.1
500,000	Intel Corp., 3.250%, 11/15/2049	342,506	0.0
1,760,000	Intel Corp., 3.700%, 07/29/2025	1,718,315	0.1
272,000	Intel Corp., 3.734%, 12/08/2047	205,088	0.0
3,000,000	International Business Machines Corp., 1.950%, 05/15/2030	2,453,514	0.1
1,000,000	International Business Machines Corp., 2.850%, 05/15/2040	729,370	0.0
1,000,000	International Business Machines Corp., 3.375%, 08/01/2023	990,531	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
1,000,000	International Business Machines Corp., 3.450%, 02/19/2026	$961,906	0.1
400,000	Lam Research Corp., 3.800%, 03/15/2025	391,779	0.0
750,000	Lam Research Corp., 4.000%, 03/15/2029	715,774	0.0
1,000,000 (2)	Microsoft Corp., 2.375%, 05/01/2023	992,990	0.1
1,000,000	Microsoft Corp., 2.400%, 08/08/2026	933,772	0.0
2,250,000	Microsoft Corp., 2.525%, 06/01/2050	1,491,464	0.1
87,000	Microsoft Corp., 2.675%, 06/01/2060	55,649	0.0
500,000	Microsoft Corp., 2.875%, 02/06/2024	491,349	0.0
1,000,000	Microsoft Corp., 2.921%, 03/17/2052	712,672	0.0
413,000	Microsoft Corp., 3.041%, 03/17/2062	287,665	0.0
500,000	Microsoft Corp., 3.125%, 11/03/2025	483,549	0.0
1,500,000	Microsoft Corp., 3.300%, 02/06/2027	1,447,808	0.1
250,000	Microsoft Corp., 3.500%, 02/12/2035	226,727	0.0
750,000	Microsoft Corp., 3.625%, 12/15/2023	742,399	0.0
1,000,000	NVIDIA Corp., 2.850%, 04/01/2030	874,634	0.0
1,000,000	NVIDIA Corp., 3.500%, 04/01/2040	813,955	0.0
500,000	NVIDIA Corp., 3.500%, 04/01/2050	379,878	0.0
750,000	Oracle Corp., 1.650%, 03/25/2026	672,277	0.0
500,000	Oracle Corp., 2.875%, 03/25/2031	415,792	0.0
1,000,000	Oracle Corp., 2.950%, 11/15/2024	961,775	0.1
750,000	Oracle Corp., 2.950%, 05/15/2025	712,234	0.0
1,000,000	Oracle Corp., 3.250%, 11/15/2027	920,157	0.0
500,000 (2)	Oracle Corp., 3.400%, 07/08/2024	488,092	0.0
500,000	Oracle Corp., 3.650%, 03/25/2041	370,980	0.0
400,000	Oracle Corp., 3.850%, 07/15/2036	328,457	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
750,000	Oracle Corp., 3.900%, 05/15/2035	$629,660	0.0
500,000	Oracle Corp., 3.950%, 03/25/2051	358,410	0.0
750,000	Oracle Corp., 4.125%, 05/15/2045	568,744	0.0
180,000	Oracle Corp., 4.300%, 07/08/2034	158,680	0.0
1,500,000	Oracle Corp., 5.375%, 07/15/2040	1,382,773	0.1
500,000	QUALCOMM, Inc., 2.150%, 05/20/2030	424,198	0.0
850,000	QUALCOMM, Inc., 4.650%, 05/20/2035	828,553	0.0
350,000	QUALCOMM, Inc., 4.800%, 05/20/2045	329,828	0.0
		51,004,435	1.8
	Utilities: 2.2%
250,000	Ameren Illinois Co., 4.300%, 07/01/2044	205,682	0.0
500,000	Appalachian Power Co., 3.700%, 05/01/2050	366,502	0.0
500,000	Appalachian Power Co., 4.400%, 05/15/2044	414,219	0.0
750,000	Appalachian Power Co., 4.450%, 06/01/2045	620,413	0.0
750,000	Arizona Public Service Co., 2.950%, 09/15/2027	683,090	0.0
400,000	Arizona Public Service Co., 3.350%, 06/15/2024	387,400	0.0
1,000,000	Arizona Public Service Co., 3.350%, 05/15/2050	660,753	0.0
500,000	Atlantic City Electric Co., 2.300%, 03/15/2031	408,403	0.0
500,000	Atmos Energy Corp., 4.125%, 10/15/2044	412,526	0.0
500,000	Atmos Energy Corp., 4.125%, 03/15/2049	411,698	0.0
1,000,000	Baltimore Gas and Electric Co., 3.350%, 07/01/2023	992,963	0.1
500,000	Baltimore Gas and Electric Co., 3.500%, 08/15/2046	373,322	0.0
1,000,000	Berkshire Hathaway Energy Co., 6.125%, 04/01/2036	1,053,332	0.1
750,000	CenterPoint Energy Houston Electric LLC, 3.000%, 02/01/2027	706,635	0.0
750,000	CenterPoint Energy Houston Electric LLC, 3.350%, 04/01/2051	555,920	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
250,000	CMS Energy Corp., 3.875%, 03/01/2024	$244,661	0.0
250,000	CMS Energy Corp., 4.875%, 03/01/2044	227,980	0.0
500,000	Commonwealth Edison Co., 3.125%, 03/15/2051	347,369	0.0
200,000	Consolidated Edison Co. of New York, Inc., 4.300%, 12/01/2056	161,293	0.0
500,000	Consolidated Edison Co. of New York, Inc., 4.450%, 03/15/2044	431,137	0.0
500,000	Consolidated Edison Co. of New York, Inc., 4.500%, 12/01/2045	430,413	0.0
400,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	341,342	0.0
500,000	Consumers Energy Co., 3.950%, 07/15/2047	408,835	0.0
250,000	Dominion Energy South Carolina, Inc., 5.100%, 06/01/2065	229,159	0.0
750,000	Dominion Energy, Inc., 1.450%, 04/15/2026	668,571	0.0
750,000	Dominion Energy, Inc., 3.300%, 04/15/2041	558,070	0.0
250,000	DTE Electric Co., 4.300%, 07/01/2044	216,157	0.0
1,000,000	DTE Energy Co., 1.050%, 06/01/2025	906,642	0.1
500,000	Duke Energy Carolinas LLC, 2.500%, 03/15/2023	498,701	0.0
750,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	627,954	0.0
750,000 (2)	Duke Energy Carolinas LLC, 3.450%, 04/15/2051	551,543	0.0
1,000,000	Duke Energy Corp., 2.450%, 06/01/2030	824,548	0.0
500,000	Duke Energy Corp., 3.750%, 09/01/2046	373,174	0.0
500,000	Duke Energy Corp., 3.950%, 10/15/2023	494,972	0.0
500,000	Duke Energy Corp., 4.800%, 12/15/2045	442,656	0.0
1,000,000	Duke Energy Florida LLC, 3.800%, 07/15/2028	951,383	0.1
150,000	Duke Energy Progress LLC, 4.150%, 12/01/2044	125,673	0.0
750,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	631,197	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
134,000	Eastern Energy Gas Holdings LLC, 3.600%, 12/15/2024	$129,509	0.0
500,000	Enel Generacion Chile SA, 4.250%, 04/15/2024	494,045	0.0
500,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	349,735	0.0
400,000	Entergy Arkansas LLC, 3.500%, 04/01/2026	384,394	0.0
400,000	Entergy Arkansas LLC, 3.700%, 06/01/2024	393,253	0.0
500,000	Entergy Corp., 2.400%, 06/15/2031	398,367	0.0
1,000,000	Entergy Corp., 2.800%, 06/15/2030	846,943	0.1
500,000	Entergy Louisiana LLC, 2.350%, 06/15/2032	398,718	0.0
500,000	Entergy Louisiana LLC, 4.950%, 01/15/2045	445,655	0.0
500,000	Essential Utilities, Inc., 2.400%, 05/01/2031	398,472	0.0
1,000,000	Evergy Kansas Central, Inc., 4.125%, 03/01/2042	834,934	0.1
500,000	Evergy Kansas Central, Inc., 4.625%, 09/01/2043	417,455	0.0
1,000,000	Exelon Corp., 4.950%, 06/15/2035	958,683	0.1
750,000	Exelon Corp., 5.100%, 06/15/2045	701,183	0.0
500,000	Florida Power & Light Co., 3.250%, 06/01/2024	488,977	0.0
750,000	Florida Power & Light Co., 3.800%, 12/15/2042	623,319	0.0
1,500,000	Florida Power & Light Co., 4.050%, 06/01/2042	1,296,947	0.1
500,000	Georgia Power Co., 3.250%, 03/15/2051	346,407	0.0
500,000	Indiana Michigan Power Co., 4.550%, 03/15/2046	420,495	0.0
1,000,000 (1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	946,875	0.1
1,000,000	ITC Holdings Corp., 3.350%, 11/15/2027	922,387	0.1
250,000	ITC Holdings Corp., 3.650%, 06/15/2024	244,027	0.0
500,000	Jersey Central Power & Light Co., 6.150%, 06/01/2037	490,739	0.0
1,000,000	Kentucky Utilities Co., 3.300%, 06/01/2050	707,343	0.0
2,500,000	Kentucky Utilities Co., 5.125%, 11/01/2040	2,378,112	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
500,000	MidAmerican Energy Co., 3.100%, 05/01/2027	$468,991	0.0
500,000	MidAmerican Energy Co., 3.950%, 08/01/2047	409,710	0.0
2,000,000	Mississippi Power Co., 4.250%, 03/15/2042	1,630,672	0.1
250,000 (1)	Monongahela Power Co., 5.400%, 12/15/2043	242,059	0.0
500,000	National Fuel Gas Co., 2.950%, 03/01/2031	392,970	0.0
1,000,000	National Fuel Gas Co., 5.200%, 07/15/2025	995,798	0.1
500,000	National Fuel Gas Co., 5.500%, 01/15/2026	497,998	0.0
1,000,000 (3)	National Rural Utilities Cooperative Finance Corp., 5.250%, 04/20/2046	901,317	0.1
500,000	Northern States Power Co/MN, 4.125%, 05/15/2044	424,692	0.0
250,000	Oklahoma Gas and Electric Co., 4.000%, 12/15/2044	192,417	0.0
250,000	Oklahoma Gas and Electric Co., 4.550%, 03/15/2044	207,118	0.0
1,500,000	Pacific Gas and Electric Co., 2.100%, 08/01/2027	1,283,320	0.1
1,500,000	Pacific Gas and Electric Co., 2.500%, 02/01/2031	1,167,250	0.1
500,000	Pacific Gas and Electric Co., 3.250%, 06/01/2031	407,629	0.0
1,500,000	Pacific Gas and Electric Co., 3.300%, 08/01/2040	1,020,717	0.1
1,500,000	Pacific Gas and Electric Co., 3.500%, 08/01/2050	937,370	0.1
500,000	Pacific Gas and Electric Co., 4.200%, 06/01/2041	372,024	0.0
1,000,000	PacifiCorp, 4.150%, 02/15/2050	825,542	0.0
750,000	PECO Energy Co., 4.150%, 10/01/2044	641,049	0.0
250,000	Piedmont Natural Gas Co., 4.100%, 09/18/2034	214,601	0.0
500,000	Public Service Co. of Colorado, 1.900%, 01/15/2031	402,412	0.0
1,000,000	Public Service Co. of Colorado, 3.700%, 06/15/2028	953,603	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
500,000	Public Service Co. of Colorado, 4.100%, 06/15/2048	$416,843	0.0
1,000,000	Public Service Electric and Gas Co., 2.375%, 05/15/2023	991,033	0.1
750,000	Public Service Electric and Gas Co., 3.800%, 01/01/2043	614,773	0.0
250,000	Public Service Electric and Gas Co., 4.000%, 06/01/2044	199,332	0.0
750,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	697,475	0.0
999,518	Southaven Combined Cycle Generation LLC, 3.846%, 08/15/2033	931,768	0.1
500,000	Southern California Edison Co., 3.900%, 03/15/2043	387,323	0.0
750,000	Southern California Edison Co., 4.000%, 04/01/2047	589,574	0.0
500,000	Southern California Edison Co., 4.650%, 10/01/2043	434,450	0.0
500,000	Southern California Gas Co., 4.300%, 01/15/2049	413,974	0.0
1,000,000	Southern Co. Gas Capital Corp., 1.750%, 01/15/2031	768,872	0.0
1,000,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	796,969	0.0
500,000	Southern Co/The, 1.750%, 03/15/2028	421,825	0.0
500,000	Southern Power Co., 4.150%, 12/01/2025	490,590	0.0
500,000	Tampa Electric Co., 2.400%, 03/15/2031	406,769	0.0
250,000	Tampa Electric Co., 3.450%, 03/15/2051	175,715	0.0
250,000	Union Electric Co., 3.500%, 04/15/2024	245,421	0.0
300,000	Union Electric Co., 3.900%, 09/15/2042	246,992	0.0
250,000	Virginia Electric and Power Co., 2.950%, 11/15/2051	165,433	0.0
500,000	Virginia Electric and Power Co., 4.450%, 02/15/2044	431,096	0.0
1,533,000	Virginia Electric and Power Co., 6.000%, 05/15/2037	1,592,396	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
250,000	Wisconsin Electric Power Co., 4.250%, 06/01/2044	$201,286	0.0
500,000	Wisconsin Power and Light Co., 4.100%, 10/15/2044	389,554	0.0
		61,561,984	2.2
	Total Corporate Bonds/Notes (Cost $781,819,145)	688,461,304	24.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.0%
448,977	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	407,930	0.0
374,104	Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/2036	390,274	0.0
	Total Collateralized Mortgage Obligations (Cost $860,811)	798,204	0.0

MUNICIPAL BONDS: 0.8%
	California: 0.2%
4,335,000	State of California, 7.550%, 04/01/2039	5,436,794	0.2

	Connecticut: 0.2%
3,735,000	State of Connecticut, 5.850%, 03/15/2032	3,947,283	0.2

	New Jersey: 0.2%
3,425,000	New Jersey Turnpike Authority, 7.102%, 01/01/2041	4,138,176	0.1
2,335,000	Port Authority of New York & New Jersey, 4.926%, 10/01/2051	2,207,792	0.1
		6,345,968	0.2
	New York: 0.1%
3,495,000	Metropolitan Transportation Authority, 6.814%, 11/15/2040	3,661,737	0.1

	Washington: 0.1%
3,900,000	State of Washington, 5.140%, 08/01/2040	3,946,041	0.1
	Total Municipal Bonds (Cost $22,696,312)	23,337,823	0.8

U.S. TREASURY OBLIGATIONS: 42.6%
	U.S. Treasury Bonds: 6.2%
160,000	1.250%, 05/15/2050	86,166	0.0
215,300	1.625%, 11/15/2050	128,183	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Bonds (continued)
10,159,000	2.250%, 08/15/2046	$7,199,001	0.3
7,000,000	2.500%, 02/15/2046	5,243,984	0.2
9,072,000	2.500%, 05/15/2046	6,776,359	0.2
9,022,000	3.000%, 11/15/2044	7,454,427	0.3
10,042,000	3.000%, 11/15/2045	8,270,136	0.3
26,600	3.000%, 02/15/2049	21,920	0.0
100,661,000	3.000%, 08/15/2052	82,966,684	2.9
5,686,000	3.125%, 08/15/2044	4,810,001	0.2
4,488,400	3.250%, 05/15/2042	3,937,168	0.1
11,092,000	3.625%, 02/15/2044	10,184,276	0.4
9,251,000	3.750%, 11/15/2043	8,679,317	0.3
7,845,000	3.875%, 08/15/2040	7,659,141	0.3
20,844,000 (2)	4.000%, 11/15/2042	20,414,093	0.7
		173,830,856	6.2
	U.S. Treasury Notes: 36.4%
97,000	0.125%, 10/15/2023	93,582	0.0
18,549,700	0.375%, 01/31/2026	16,507,059	0.6
405,700	0.500%, 11/30/2023	390,345	0.0
16,424,200	1.250%, 11/30/2026	14,740,078	0.5
54,972,900	1.500%, 01/31/2027	49,640,958	1.8
80,000,000 (2)	1.625%, 10/31/2023	78,018,756	2.8
69,000	1.750%, 01/31/2023	68,876	0.0
10,000	1.875%, 06/30/2026	9,280	0.0
12,133,000	2.000%, 11/15/2026	11,220,655	0.4
19,000	2.250%, 04/30/2024	18,402	0.0
6,457,000	2.250%, 11/15/2024	6,203,008	0.2
931,000	2.750%, 04/30/2027	882,450	0.0
1,427,600	2.750%, 08/15/2032	1,300,231	0.0
49,821,300	2.875%, 06/15/2025	48,159,292	1.7
7,725,200	3.000%, 07/15/2025	7,483,787	0.3
32,300	3.250%, 06/30/2027	31,243	0.0
45,841,300	3.875%, 11/30/2027	45,597,768	1.6
171,631,100	3.875%, 12/31/2027	170,665,675	6.1
44,811,700	3.875%, 11/30/2029	44,521,124	1.6
108,929,000	3.875%, 12/31/2029	108,409,886	3.8
169,402,000	4.000%, 12/15/2025	168,343,238	6.0
52,130,300	4.125%, 11/15/2032	53,209,560	1.9
200,117,000	4.250%, 12/31/2024	199,436,914	7.1
		1,024,952,167	36.4
	Total U.S. Treasury Obligations (Cost $1,229,583,110)	1,198,783,023	42.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 29.3%
	Federal Home Loan Bank: 0.1%
2,000,000	3.500%, 06/11/2032	1,886,301	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation: 3.0%(4)
608,475	2.350%, (US0012M + 1.900)%, 02/01/2042	$596,280	0.0
2,987,932	3.000%, 04/01/2045	2,699,817	0.1
2,741,582	3.000%, 04/01/2045	2,473,818	0.1
10,492,028	3.000%, 05/01/2045	9,462,948	0.4
4,849,282	3.000%, 11/01/2046	4,350,130	0.2
5,314,649	3.000%, 11/01/2047	4,772,728	0.2
111,560	3.500%, 01/01/2042	104,651	0.0
621,723	3.500%, 01/01/2042	583,231	0.0
2,379,451	3.500%, 08/01/2042	2,228,441	0.1
10,267,913	3.500%, 04/01/2043	9,611,630	0.4
10,515,533	3.500%, 02/01/2044	9,845,323	0.4
3,724,838	3.500%, 12/01/2046	3,463,644	0.1
2,025,417	3.500%, 12/01/2047	1,886,804	0.1
11,405,549	3.500%, 03/01/2048	10,667,362	0.4
132,024	4.000%, 01/01/2025	129,119	0.0
40,632	4.000%, 08/01/2040	39,012	0.0
604,997	4.000%, 04/01/2041	582,224	0.0
684,361	4.000%, 05/01/2041	658,590	0.0
28,232	4.000%, 08/01/2041	27,169	0.0
67,012	4.000%, 12/01/2041	64,489	0.0
153,941	4.000%, 01/01/2042	148,660	0.0
1,272,658	4.000%, 03/01/2042	1,224,751	0.1
42,732	4.000%, 12/01/2042	41,061	0.0
561,968	4.000%, 02/01/2044	553,277	0.0
213,670	4.000%, 07/01/2045	205,240	0.0
222,403	4.000%, 09/01/2045	213,472	0.0
144,817	4.000%, 09/01/2045	139,002	0.0
189,791	4.000%, 09/01/2045	182,170	0.0
3,816,068	4.000%, 11/01/2045	3,662,840	0.2
534,621	4.000%, 05/01/2046	513,047	0.0
134,116	4.000%, 11/01/2047	127,321	0.0
227,619	4.000%, 03/01/2048	217,778	0.0
83	4.500%, 04/01/2023	83	0.0
27,096	4.500%, 03/01/2039	26,892	0.0
75,650	4.500%, 08/01/2039	75,111	0.0
205,949	4.500%, 09/01/2039	204,534	0.0
144,004	4.500%, 09/01/2039	143,033	0.0
93,766	4.500%, 09/01/2039	93,013	0.0
162,303	4.500%, 10/01/2039	160,158	0.0
256,465	4.500%, 12/01/2039	254,032	0.0
75,956	4.500%, 03/01/2040	75,454	0.0
206,011	4.500%, 04/01/2040	204,648	0.0
37,917	4.500%, 06/01/2040	37,667	0.0
231,193	4.500%, 07/01/2040	229,664	0.0
167,757	4.500%, 07/01/2040	166,648	0.0
166,660	4.500%, 08/01/2040	165,558	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
62,923	4.500%, 08/01/2040	$62,507	0.0
192,080	4.500%, 03/01/2041	190,809	0.0
69,581	4.500%, 03/01/2041	69,120	0.0
91,301	4.500%, 04/01/2041	90,697	0.0
290,633	4.500%, 06/01/2041	288,711	0.0
195,743	4.500%, 07/01/2041	194,447	0.0
24,861	4.500%, 08/01/2041	24,212	0.0
943,953	4.500%, 08/01/2041	929,560	0.1
675,334	4.500%, 07/01/2048	662,565	0.0
12,751	5.000%, 03/01/2034	13,002	0.0
50,342	5.000%, 12/01/2034	51,515	0.0
58,660	5.000%, 08/01/2035	60,027	0.0
180,586	5.000%, 08/01/2035	184,795	0.0
53,554	5.000%, 10/01/2035	54,802	0.0
57,011	5.000%, 10/01/2035	58,136	0.0
47,903	5.000%, 10/01/2035	49,020	0.0
132,094	5.000%, 12/01/2035	135,173	0.0
18,279	5.000%, 04/01/2036	18,640	0.0
55,979	5.000%, 11/01/2036	57,284	0.0
41,875	5.000%, 02/01/2037	42,851	0.0
31,573	5.000%, 05/01/2037	32,310	0.0
474,613	5.000%, 10/01/2037	482,286	0.0
279,433	5.000%, 03/01/2038	285,950	0.0
256,019	5.000%, 03/01/2038	261,992	0.0
90,549	5.000%, 03/01/2038	92,659	0.0
71,516	5.000%, 04/01/2038	72,652	0.0
8,478	5.000%, 10/01/2038	8,660	0.0
29,013	5.000%, 06/01/2040	29,440	0.0
79,594	5.000%, 08/01/2040	80,765	0.0
184,265	5.000%, 04/01/2041	186,476	0.0
46,335	5.490%, 02/01/2037	47,175	0.0
3,924	5.500%, 12/01/2024	3,909	0.0
40,345	5.500%, 09/01/2034	41,717	0.0
61,783	5.500%, 01/01/2035	63,692	0.0
477,603	5.500%, 09/01/2035	495,369	0.0
23,667	5.500%, 09/01/2035	24,532	0.0
320,837	5.500%, 10/01/2035	327,617	0.0
37,670	5.500%, 03/01/2036	39,013	0.0
147,198	5.500%, 03/01/2036	152,663	0.0
23,635	5.500%, 05/01/2036	24,477	0.0
127,217	5.500%, 06/01/2036	131,705	0.0
2,281	5.500%, 07/01/2036	2,361	0.0
42,694	5.500%, 07/01/2036	44,306	0.0
8,348	5.500%, 07/01/2036	8,672	0.0
8,374	5.500%, 10/01/2036	8,692	0.0
55,335	5.500%, 11/01/2036	57,497	0.0
40,992	5.500%, 12/01/2036	42,591	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
28,405	5.500%, 12/01/2036	$29,512	0.0
3,570	5.500%, 12/01/2036	3,587	0.0
5,382	5.500%, 02/01/2037	5,456	0.0
40,270	5.500%, 02/01/2037	41,840	0.0
14,323	5.500%, 05/01/2037	14,883	0.0
1,607	5.500%, 06/01/2037	1,670	0.0
21,354	5.500%, 12/01/2037	22,159	0.0
10,939	5.500%, 03/01/2038	11,328	0.0
3,460	5.500%, 06/01/2038	3,595	0.0
6,219	5.500%, 06/01/2038	6,462	0.0
5,274	5.500%, 08/01/2038	5,320	0.0
423	5.500%, 10/01/2038	425	0.0
419,149	5.500%, 11/01/2038	435,498	0.0
6,266	5.500%, 12/01/2038	6,511	0.0
8,057	5.500%, 12/01/2038	8,371	0.0
10,285	5.500%, 12/01/2038	10,687	0.0
11,148	5.500%, 01/01/2039	11,583	0.0
65,785	5.500%, 01/01/2039	68,350	0.0
40,476	5.500%, 01/01/2040	42,055	0.0
33,022	5.500%, 01/01/2040	34,199	0.0
39,280	5.500%, 03/01/2040	40,815	0.0
101,655	5.500%, 01/01/2041	102,228	0.0
50,666	5.750%, 05/01/2037	51,330	0.0
48,112	5.800%, 07/01/2037	48,637	0.0
37,558	5.800%, 08/01/2037	38,099	0.0
68,018	5.800%, 09/01/2037	68,999	0.0
34,860	5.800%, 09/01/2037	35,362	0.0
2,355	6.000%, 04/01/2028	2,440	0.0
23,861	6.000%, 07/01/2028	24,270	0.0
1,738	6.000%, 04/01/2036	1,814	0.0
5,216	6.000%, 04/01/2036	5,440	0.0
88	6.000%, 04/01/2036	89	0.0
15,923	6.000%, 06/01/2036	16,656	0.0
5,749	6.000%, 07/01/2036	6,010	0.0
1,685	6.000%, 08/01/2036	1,714	0.0
5,364	6.000%, 08/01/2036	5,612	0.0
31,109	6.000%, 08/01/2036	32,046	0.0
28,360	6.000%, 01/01/2037	29,588	0.0
26,671	6.000%, 02/01/2037	27,904	0.0
1,585	6.000%, 04/01/2037	1,658	0.0
1,111	6.000%, 06/01/2037	1,159	0.0
5,685	6.000%, 06/01/2037	5,827	0.0
4,020	6.000%, 07/01/2037	4,203	0.0
140	6.000%, 07/01/2037	146	0.0
3,914	6.000%, 08/01/2037	4,089	0.0
135,556	6.000%, 08/01/2037	140,713	0.0
1,318	6.000%, 08/01/2037	1,371	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
2,094	6.000%, 08/01/2037	$2,184	0.0
8,817	6.000%, 08/01/2037	9,104	0.0
3,385	6.000%, 09/01/2037	3,530	0.0
2,424	6.000%, 09/01/2037	2,471	0.0
1,861	6.000%, 09/01/2037	1,932	0.0
8,115	6.000%, 10/01/2037	8,255	0.0
7,048	6.000%, 10/01/2037	7,362	0.0
5,771	6.000%, 10/01/2037	6,028	0.0
1,249	6.000%, 10/01/2037	1,271	0.0
1,095	6.000%, 11/01/2037	1,114	0.0
24,339	6.000%, 11/01/2037	25,326	0.0
1,794	6.000%, 11/01/2037	1,871	0.0
47,617	6.000%, 12/01/2037	49,262	0.0
1,355	6.000%, 01/01/2038	1,399	0.0
10,805	6.000%, 01/01/2038	11,304	0.0
6,733	6.000%, 01/01/2038	6,868	0.0
7,134	6.000%, 05/01/2038	7,262	0.0
848	6.000%, 06/01/2038	881	0.0
20,667	6.000%, 07/01/2038	21,381	0.0
9,538	6.000%, 07/01/2038	9,758	0.0
538	6.000%, 09/01/2038	559	0.0
256,704	6.000%, 09/01/2038	266,076	0.0
4,986	6.000%, 09/01/2038	5,200	0.0
10,090	6.000%, 09/01/2038	10,265	0.0
5,868	6.000%, 11/01/2038	5,987	0.0
128,436	6.000%, 01/01/2039	133,029	0.0
72,822	6.000%, 04/01/2039	75,015	0.0
31,924	6.000%, 08/01/2039	32,736	0.0
23,835	6.000%, 10/01/2039	24,705	0.0
11,670	6.000%, 11/01/2039	12,141	0.0
26,723	6.000%, 11/01/2039	27,181	0.0
1,147	6.000%, 12/01/2039	1,184	0.0
38,207	6.000%, 05/01/2040	39,911	0.0
53,297	6.150%, 12/01/2037	54,502	0.0
18,040	6.150%, 01/01/2038	18,446	0.0
76,155	6.150%, 02/01/2038	77,877	0.0
840,000 (2)	6.250%, 07/15/2032	980,440	0.1
6,517	6.500%, 06/01/2036	6,892	0.0
1,335	6.500%, 08/01/2036	1,384	0.0
23,191	6.500%, 10/01/2036	24,525	0.0
630	6.500%, 10/01/2036	649	0.0
8,383	6.500%, 07/01/2037	8,668	0.0
4,420	6.500%, 09/01/2037	4,628	0.0
1,989	6.500%, 10/01/2037	2,080	0.0
2,671	6.500%, 11/01/2037	2,753	0.0
9,579	6.500%, 04/01/2038	10,268	0.0
3,104	6.500%, 04/01/2038	3,274	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
244	6.500%, 05/01/2038	$251	0.0
1,415	6.500%, 05/01/2038	1,453	0.0
1,202	6.500%, 08/01/2038	1,259	0.0
146	6.500%, 10/01/2038	150	0.0
5,285	6.500%, 11/01/2038	5,575	0.0
6,639	6.500%, 12/01/2038	6,817	0.0
364,237	6.500%, 12/01/2038	375,525	0.0
52,147	6.500%, 12/01/2038	53,542	0.0
5,104	6.500%, 12/01/2038	5,267	0.0
2,723	6.500%, 01/01/2039	2,869	0.0
		83,522,931	3.0
	Federal National Mortgage Association: 1.2%(4)
980,369	3.000%, 09/01/2046	869,320	0.0
9,484,670	3.500%, 11/01/2051	8,748,525	0.3
1,134,500	3.720%, 10/01/2029	1,095,154	0.1
18,000,000 (5)	5.000%, 01/15/2053	17,739,610	0.6
36,221	5.700%, 07/01/2036	36,111	0.0
8,756	5.700%, 07/01/2036	8,727	0.0
805,000 (2)	6.625%, 11/15/2030	944,588	0.0
3,430,000	7.125%, 01/15/2030	4,070,649	0.2
		33,512,684	1.2
	Government National Mortgage Association: 6.5%
17,441,781	2.000%, 01/20/2051	14,727,693	0.5
11,657,095	2.000%, 02/20/2051	9,784,968	0.4
3,062,591	2.500%, 03/20/2051	2,669,355	0.1
6,134,191	2.500%, 04/20/2051	5,349,250	0.2
4,737,822	2.500%, 05/20/2051	4,124,373	0.1
4,350,679	2.500%, 08/20/2051	3,783,549	0.1
13,296,668	2.500%, 09/20/2051	11,556,193	0.4
4,410,704	2.500%, 10/20/2051	3,832,293	0.1
6,011,452	2.500%, 11/20/2051	5,216,088	0.2
12,003,860	2.500%, 12/20/2051	10,425,437	0.4
4,799,889	2.500%, 04/20/2052	4,163,525	0.2
2,825,268	3.000%, 07/20/2045	2,577,645	0.1
2,902,560	3.000%, 10/20/2051	2,621,572	0.1
15,159,037	3.000%, 10/20/2051	13,561,373	0.5
20,575,125	3.000%, 11/20/2051	18,419,514	0.7
6,583,011	3.000%, 11/20/2051	5,945,729	0.2
4,487,083	3.000%, 12/20/2051	4,013,970	0.1
11,173,000 (5)	3.000%, 01/15/2053	9,951,238	0.4
9,691,938	3.500%, 03/20/2047	9,192,345	0.3
3,651,026	3.500%, 09/20/2047	3,323,558	0.1
1,703,540	3.500%, 01/20/2048	1,588,386	0.1
11,170,613	3.500%, 02/20/2048	10,416,225	0.4
10,823,063	3.500%, 03/20/2048	10,092,171	0.4
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
2,410,798	4.000%, 10/20/2043	$2,362,783	0.1
1,105,367	4.000%, 03/20/2046	1,063,878	0.0
1,815,056	4.000%, 03/20/2046	1,746,368	0.1
412,277	4.500%, 02/20/2041	411,858	0.0
126,496	4.500%, 03/20/2041	126,367	0.0
474,969	4.500%, 05/20/2041	474,486	0.0
643,673	4.500%, 06/20/2041	641,051	0.0
1,043,655	4.500%, 07/20/2041	1,042,592	0.0
458,857	4.500%, 09/20/2041	458,390	0.0
1,342,035	4.500%, 10/20/2041	1,341,979	0.1
1,728,342	4.500%, 01/20/2050	1,678,859	0.1
6,158	5.000%, 10/15/2037	6,308	0.0
1,617	5.000%, 04/15/2038	1,643	0.0
27,277	5.000%, 03/15/2039	27,947	0.0
47,713	5.000%, 08/15/2039	48,886	0.0
358,149	5.000%, 09/15/2039	366,958	0.0
342,692	5.000%, 09/15/2039	351,119	0.0
319,583	5.000%, 02/15/2040	327,446	0.0
227,965	5.000%, 04/15/2040	231,435	0.0
506,381	5.000%, 06/15/2040	515,870	0.0
13,036	5.000%, 07/15/2040	13,250	0.0
173,518	5.000%, 04/15/2042	175,669	0.0
296,511	5.000%, 04/20/2042	301,843	0.0
188,061	5.000%, 06/20/2048	187,061	0.0
14,906	5.500%, 07/20/2038	15,265	0.0
195,104	5.500%, 09/20/2039	203,191	0.0
14,807	5.500%, 10/20/2039	15,416	0.0
8,846	5.500%, 11/20/2039	9,206	0.0
338,184	5.500%, 11/20/2039	352,234	0.0
5,100	5.500%, 12/20/2040	5,307	0.0
18,141	5.500%, 01/20/2041	18,889	0.0
110,389	5.500%, 03/20/2041	114,959	0.0
173,720	5.500%, 04/20/2041	180,936	0.0
270,851	5.500%, 05/20/2041	282,025	0.0
258,938	5.500%, 06/20/2041	269,712	0.0
6,894	6.000%, 10/15/2036	7,279	0.0
18,934	6.000%, 08/15/2037	19,680	0.0
21,031	6.000%, 11/15/2037	21,962	0.0
3,830	6.000%, 12/15/2037	3,934	0.0
12,842	6.000%, 01/15/2038	13,278	0.0
18,095	6.000%, 01/15/2038	19,199	0.0
14,820	6.000%, 02/15/2038	15,721	0.0
39,905	6.000%, 02/15/2038	41,223	0.0
207	6.000%, 02/15/2038	214	0.0
88,414	6.000%, 05/15/2038	92,683	0.0
90,547	6.000%, 05/15/2038	95,606	0.0
14,201	6.000%, 07/15/2038	15,069	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
27,868	6.000%, 09/15/2038	$29,533	0.0
441,921	6.000%, 08/20/2040	467,166	0.0
		183,550,183	6.5
	Other U.S. Agency Obligations: 2.0%
3,489,000	1.620%, 09/04/2025	3,257,933	0.1
2,000,000	2.320%, 01/26/2032	1,688,243	0.1
5,000,000	2.380%, 03/16/2032	4,291,024	0.1
12,500,000	2.390%, 11/01/2034	10,219,091	0.4
5,000,000	2.400%, 09/21/2026	4,683,817	0.2
4,000,000	2.600%, 04/05/2027	3,764,222	0.1
5,000,000	2.850%, 05/23/2025	4,809,647	0.2
5,000,000	2.900%, 04/12/2032	4,482,130	0.1
5,000,000	3.375%, 08/26/2024	4,896,843	0.2
4,000,000	3.400%, 04/25/2034	3,700,397	0.1
3,000,000	3.500%, 09/01/2032	2,784,409	0.1
2,000,000	3.780%, 06/08/2028	1,899,186	0.1
10,000	6.150%, 01/15/2038	11,349	0.0
5,000,000	7.125%, 05/01/2030	5,796,532	0.2
		56,284,823	2.0
	Uniform Mortgage-Backed Securities: 16.5%
897,631	2.000%, 05/01/2051	733,520	0.0
6,940,749	2.000%, 05/01/2051	5,724,186	0.2
14,651,716	2.000%, 09/01/2051	11,965,600	0.4
9,238,136	2.000%, 10/01/2051	7,544,237	0.3
13,467,328	2.000%, 11/01/2051	11,112,834	0.4
16,425,254	2.000%, 01/01/2052	13,484,623	0.5
9,281,394	2.000%, 01/01/2052	7,650,805	0.3
5,695,044	2.000%, 02/01/2052	4,680,421	0.2
12,084,793	2.000%, 02/01/2052	9,951,243	0.4
17,851,471	2.000%, 02/01/2052	14,570,066	0.5
14,181,156	2.000%, 02/01/2052	11,639,257	0.4
2,833,293	2.000%, 02/01/2052	2,331,298	0.1
6,503,851	2.000%, 02/01/2052	5,353,512	0.2
10,349,964	2.000%, 02/01/2052	8,508,855	0.3
2,810,733	2.000%, 03/01/2052	2,305,766	0.1
3,630,085	2.000%, 03/01/2052	2,972,124	0.1
4,793,636	2.000%, 04/01/2052	3,947,297	0.1
27,500,000 (5)	2.000%, 01/15/2053	22,383,048	0.8
1,890,029	2.500%, 09/01/2027	1,803,213	0.1
2,649,512	2.500%, 06/01/2030	2,487,244	0.1
1,990,841	2.500%, 06/01/2030	1,868,794	0.1
1,195,105	2.500%, 07/01/2030	1,121,918	0.0
10,087,144	2.500%, 06/01/2050	8,677,851	0.3
18,188,804	2.500%, 08/01/2050	15,660,479	0.6
243,444	2.500%, 11/01/2050	209,967	0.0
3,577,449	2.500%, 05/01/2051	3,059,146	0.1
13,053,697	2.500%, 06/01/2051	11,073,164	0.4
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
1,808,152	2.500%, 09/01/2051	$1,546,121	0.1
9,374,782	2.500%, 11/01/2051	8,009,281	0.3
8,434,537	2.500%, 12/01/2051	7,222,301	0.3
9,467,177	2.500%, 01/01/2052	8,080,765	0.3
9,718,078	2.500%, 02/01/2052	8,253,555	0.3
3,767,804	2.500%, 02/01/2052	3,234,716	0.1
1,704,127	2.500%, 02/01/2052	1,452,867	0.1
1,910,066	2.500%, 02/01/2052	1,628,450	0.1
4,780,103	2.500%, 02/01/2052	4,087,266	0.2
2,880,453	2.500%, 03/01/2052	2,460,154	0.1
3,832,403	2.500%, 03/01/2052	3,271,491	0.1
10,699,859	2.500%, 03/01/2052	9,142,184	0.3
6,749,281	2.500%, 04/01/2052	5,761,434	0.2
454,695	3.000%, 06/01/2026	441,637	0.0
3,002,599	3.000%, 08/01/2030	2,875,472	0.1
1,162,838	3.000%, 09/01/2030	1,113,586	0.0
29,800,000 (5)	3.000%, 01/15/2038	27,913,655	1.0
11,193,192	3.000%, 12/01/2042	10,196,177	0.4
4,615,237	3.000%, 07/01/2043	4,204,113	0.2
2,105,309	3.000%, 09/01/2043	1,917,963	0.1
2,802,284	3.000%, 07/01/2046	2,515,357	0.1
962,756	3.000%, 08/01/2046	863,932	0.0
11,483,026	3.000%, 12/01/2046	10,302,510	0.4
4,624,180	3.000%, 01/01/2052	4,113,138	0.2
1,353,506	3.500%, 05/01/2029	1,313,140	0.1
470,076	3.500%, 03/01/2041	439,561	0.0
501,732	3.500%, 12/01/2041	470,122	0.0
872,715	3.500%, 01/01/2042	817,726	0.0
1,997,988	3.500%, 10/01/2042	1,871,463	0.1
4,444,979	3.500%, 11/01/2042	4,161,379	0.2
2,455,825	3.500%, 01/01/2046	2,284,893	0.1
1,865,874	3.500%, 02/01/2046	1,735,966	0.1
3,745,945	3.500%, 02/01/2046	3,484,827	0.1
3,727,030	3.500%, 04/01/2046	3,468,374	0.1
2,016,453	3.500%, 02/01/2052	1,850,222	0.1
1,516,926	3.500%, 03/01/2052	1,395,489	0.1
6,999,689	3.500%, 05/01/2052	6,386,877	0.2
81,079	4.000%, 10/01/2040	77,941	0.0
374,786	4.000%, 10/01/2040	361,530	0.0
4,749,269	4.000%, 11/01/2040	4,565,444	0.2
506,372	4.000%, 12/01/2040	486,760	0.0
700,928	4.000%, 12/01/2040	673,800	0.0
993,561	4.000%, 02/01/2041	955,081	0.0
162,272	4.000%, 03/01/2041	155,991	0.0
156,277	4.000%, 04/01/2041	150,229	0.0
109,775	4.000%, 09/01/2041	105,525	0.0
621,196	4.000%, 11/01/2041	597,133	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
112,749	4.000%, 12/01/2041	$108,381	0.0
402,744	4.000%, 01/01/2042	387,147	0.0
212,305	4.000%, 07/01/2042	204,086	0.0
895,115	4.000%, 12/01/2042	860,063	0.0
1,293,303	4.000%, 07/01/2043	1,253,398	0.0
748,667	4.000%, 02/01/2044	724,959	0.0
535,715	4.000%, 02/01/2044	518,757	0.0
85,922	4.000%, 03/01/2044	83,363	0.0
386,818	4.000%, 05/01/2045	370,874	0.0
3,600,070	4.000%, 06/01/2045	3,451,679	0.1
1,081,128	4.000%, 07/01/2045	1,041,374	0.0
1,263,769	4.000%, 07/01/2045	1,221,915	0.0
272,606	4.000%, 07/01/2045	262,181	0.0
1,038,269	4.000%, 07/01/2045	996,659	0.0
1,211,409	4.000%, 02/01/2046	1,161,475	0.0
2,305,770	4.000%, 02/01/2048	2,201,050	0.1
403,800	4.000%, 03/01/2048	385,777	0.0
89,884	4.000%, 03/01/2048	85,788	0.0
19,566,093	4.000%, 08/01/2052	18,372,088	0.7
20,500,000 (5)	4.000%, 01/15/2053	19,228,435	0.7
391,856	4.500%, 07/01/2026	391,288	0.0
2,765	4.500%, 06/01/2034	2,730	0.0
8,130	4.500%, 05/01/2035	8,005	0.0
971	4.500%, 03/01/2038	963	0.0
650	4.500%, 05/01/2038	635	0.0
5,197	4.500%, 06/01/2038	5,131	0.0
7,926	4.500%, 07/01/2038	7,749	0.0
12,584	4.500%, 09/01/2038	12,236	0.0
113,593	4.500%, 03/01/2039	112,714	0.0
8,389	4.500%, 04/01/2039	8,325	0.0
10,223	4.500%, 04/01/2039	10,135	0.0
213,745	4.500%, 07/01/2039	211,381	0.0
519,136	4.500%, 09/01/2039	515,123	0.0
476,260	4.500%, 10/01/2039	472,578	0.0
153,213	4.500%, 12/01/2039	151,589	0.0
112,131	4.500%, 12/01/2039	111,250	0.0
137,798	4.500%, 12/01/2039	136,715	0.0
94,077	4.500%, 03/01/2040	93,349	0.0
119,806	4.500%, 10/01/2040	118,879	0.0
106,609	4.500%, 10/01/2040	104,866	0.0
109,296	4.500%, 10/01/2040	108,451	0.0
149,317	4.500%, 03/01/2041	147,304	0.0
87,281	4.500%, 04/01/2041	84,934	0.0
105,771	4.500%, 06/01/2041	104,953	0.0
89,488	4.500%, 06/01/2041	88,538	0.0
1,337,650	4.500%, 06/01/2041	1,327,301	0.1
1,578,924	4.500%, 07/01/2041	1,566,712	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
79,256	4.500%, 07/01/2041	$77,960	0.0
44,387	4.500%, 07/01/2041	44,044	0.0
506,951	4.500%, 08/01/2041	503,029	0.0
693,346	4.500%, 08/01/2041	686,361	0.0
67,743	4.500%, 08/01/2041	67,193	0.0
5,948,633	4.500%, 08/01/2052	5,748,392	0.2
11,810,482	4.500%, 10/01/2052	11,379,316	0.4
17,200,000 (5)	4.500%, 01/15/2053	16,556,183	0.6
63,331	5.000%, 03/01/2027	63,750	0.0
3,141,467	5.000%, 05/01/2042	3,210,998	0.1
21	5.500%, 01/01/2023	21	0.0
50	5.500%, 04/01/2023	50	0.0
633	5.500%, 06/01/2023	631	0.0
1,664	5.500%, 08/01/2023	1,657	0.0
140	5.500%, 08/01/2023	140	0.0
859	5.500%, 08/01/2023	855	0.0
253	5.500%, 08/01/2023	252	0.0
1,539	5.500%, 09/01/2023	1,532	0.0
149	5.500%, 11/01/2023	148	0.0
146	5.500%, 11/01/2023	145	0.0
955	5.500%, 11/01/2023	952	0.0
8,471	5.500%, 02/01/2024	8,427	0.0
332	5.500%, 03/01/2024	331	0.0
85	5.500%, 07/01/2024	85	0.0
1,433	5.500%, 07/01/2024	1,422	0.0
4,099	5.500%, 08/01/2025	4,081	0.0
865	5.500%, 07/01/2027	868	0.0
219	5.500%, 08/01/2027	220	0.0
51,673	5.500%, 03/01/2034	53,312	0.0
46,357	5.500%, 04/01/2034	47,295	0.0
20,282	5.500%, 11/01/2034	20,946	0.0
21,446	5.500%, 12/01/2034	22,152	0.0
251,547	5.500%, 02/01/2035	260,098	0.0
37,319	5.500%, 05/01/2035	38,633	0.0
35,355	5.500%, 09/01/2035	36,634	0.0
150,077	5.500%, 09/01/2035	150,791	0.0
27,813	5.500%, 04/01/2036	28,827	0.0
46,135	5.500%, 04/01/2036	47,813	0.0
9,311	5.500%, 05/01/2036	9,660	0.0
20,180	5.500%, 06/01/2036	20,945	0.0
123,139	5.500%, 07/01/2036	127,325	0.0
66,864	5.500%, 11/01/2036	69,399	0.0
194,162	5.500%, 12/01/2036	201,525	0.0
98,786	5.500%, 12/01/2036	102,469	0.0
32,887	5.500%, 01/01/2037	34,066	0.0
141,549	5.500%, 03/01/2037	146,916	0.0
303,786	5.500%, 03/01/2037	315,306	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
27,404	5.500%, 03/01/2037	$28,443	0.0
122,841	5.500%, 08/01/2037	127,220	0.0
453	5.500%, 01/01/2038	471	0.0
549	5.500%, 01/01/2038	570	0.0
1,498	5.500%, 01/01/2038	1,555	0.0
4,496	5.500%, 03/01/2038	4,666	0.0
4,069	5.500%, 05/01/2038	4,181	0.0
18,115	5.500%, 06/01/2038	18,802	0.0
463,281	5.500%, 09/01/2038	479,225	0.0
127,488	5.500%, 12/01/2038	132,326	0.0
32,924	5.500%, 06/01/2039	34,173	0.0
35,828	5.500%, 05/01/2040	35,973	0.0
219,899	5.500%, 06/01/2040	220,880	0.0
3,646	6.000%, 01/01/2034	3,709	0.0
28,240	6.000%, 12/01/2034	29,237	0.0
7,218	6.000%, 05/01/2035	7,334	0.0
13,925	6.000%, 01/01/2036	14,150	0.0
28,755	6.000%, 01/01/2036	29,219	0.0
7,703	6.000%, 02/01/2036	8,000	0.0
17,056	6.000%, 03/01/2036	17,838	0.0
12,061	6.000%, 03/01/2036	12,416	0.0
5,296	6.000%, 04/01/2036	5,509	0.0
2,213	6.000%, 04/01/2036	2,251	0.0
40,013	6.000%, 05/01/2036	41,458	0.0
112	6.000%, 06/01/2036	115	0.0
8,962	6.000%, 08/01/2036	9,366	0.0
1,539	6.000%, 08/01/2036	1,564	0.0
7,926	6.000%, 09/01/2036	8,258	0.0
37,107	6.000%, 09/01/2036	38,071	0.0
23,576	6.000%, 09/01/2036	24,639	0.0
7,799	6.000%, 10/01/2036	8,029	0.0
84,119	6.000%, 12/01/2036	85,524	0.0
299,508	6.000%, 12/01/2036	312,131	0.0
6,749	6.000%, 01/01/2037	6,858	0.0
4,994	6.000%, 02/01/2037	5,105	0.0
4,765	6.000%, 04/01/2037	4,843	0.0
41,769	6.000%, 07/01/2037	43,551	0.0
1,355	6.000%, 08/01/2037	1,406	0.0
10,537	6.000%, 08/01/2037	10,969	0.0
446	6.000%, 08/01/2037	454	0.0
762	6.000%, 09/01/2037	777	0.0
6,758	6.000%, 09/01/2037	7,063	0.0
2,212	6.000%, 09/01/2037	2,281	0.0
7,197	6.000%, 09/01/2037	7,352	0.0
219	6.000%, 09/01/2037	227	0.0
855	6.000%, 10/01/2037	875	0.0
154	6.000%, 10/01/2037	161	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
1,032	6.000%, 10/01/2037	$1,053	0.0
1,945	6.000%, 10/01/2037	1,986	0.0
6,042	6.000%, 11/01/2037	6,143	0.0
8,170	6.000%, 11/01/2037	8,445	0.0
551	6.000%, 11/01/2037	560	0.0
7,206	6.000%, 11/01/2037	7,324	0.0
21,798	6.000%, 11/01/2037	22,781	0.0
971	6.000%, 11/01/2037	987	0.0
17,332	6.000%, 12/01/2037	17,959	0.0
10,403	6.000%, 12/01/2037	10,788	0.0
27,489	6.000%, 12/01/2037	28,483	0.0
4,068	6.000%, 12/01/2037	4,195	0.0
3,683	6.000%, 01/01/2038	3,754	0.0
4,212	6.000%, 01/01/2038	4,280	0.0
695	6.000%, 02/01/2038	707	0.0
57,312	6.000%, 02/01/2038	59,104	0.0
63,279	6.000%, 03/01/2038	64,516	0.0
2,859	6.000%, 03/01/2038	2,910	0.0
8,773	6.000%, 04/01/2038	9,076	0.0
138,774	6.000%, 04/01/2038	145,031	0.0
10,232	6.000%, 05/01/2038	10,602	0.0
7,192	6.000%, 05/01/2038	7,308	0.0
1,002	6.000%, 06/01/2038	1,018	0.0
7,711	6.000%, 07/01/2038	7,847	0.0
22,836	6.000%, 07/01/2038	23,299	0.0
764	6.000%, 08/01/2038	779	0.0
1,426	6.000%, 08/01/2038	1,474	0.0
11,188	6.000%, 09/01/2038	11,379	0.0
32,213	6.000%, 09/01/2038	32,822	0.0
6,208	6.000%, 09/01/2038	6,308	0.0
33,514	6.000%, 10/01/2038	34,699	0.0
27,858	6.000%, 10/01/2038	28,519	0.0
15,730	6.000%, 10/01/2038	16,142	0.0
313,500	6.000%, 10/01/2039	327,633	0.0
5,944	6.000%, 11/01/2039	6,040	0.0
403	6.500%, 04/01/2030	414	0.0
51,027	6.500%, 02/01/2034	52,432	0.0
4,927	6.500%, 11/01/2034	5,199	0.0
9,469	6.500%, 01/01/2036	9,820	0.0
16,941	6.500%, 03/01/2036	17,836	0.0
25,911	6.500%, 04/01/2036	26,848	0.0
3,801	6.500%, 06/01/2036	3,899	0.0
646	6.500%, 07/01/2036	677	0.0
1,133	6.500%, 07/01/2036	1,177	0.0
20,717	6.500%, 07/01/2036	21,597	0.0
29,371	6.500%, 07/01/2036	30,212	0.0
4,716	6.500%, 07/01/2036	4,846	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
10,910	6.500%, 07/01/2036	$11,516	0.0
525	6.500%, 08/01/2036	540	0.0
6,261	6.500%, 09/01/2036	6,434	0.0
7,095	6.500%, 09/01/2036	7,278	0.0
56,230	6.500%, 09/01/2036	58,878	0.0
707	6.500%, 09/01/2036	746	0.0
1,761	6.500%, 11/01/2036	1,847	0.0
764	6.500%, 11/01/2036	784	0.0
11,860	6.500%, 12/01/2036	12,166	0.0
1,122	6.500%, 12/01/2036	1,173	0.0
18,442	6.500%, 01/01/2037	18,949	0.0
43	6.500%, 01/01/2037	44	0.0
28,273	6.500%, 01/01/2037	29,138	0.0
10,384	6.500%, 03/01/2037	10,653	0.0
7,824	6.500%, 03/01/2037	8,028	0.0
3,209	6.500%, 03/01/2037	3,345	0.0
163	6.500%, 07/01/2037	168	0.0
1,372	6.500%, 08/01/2037	1,407	0.0
3,370	6.500%, 08/01/2037	3,488	0.0
220	6.500%, 08/01/2037	226	0.0
245	6.500%, 09/01/2037	258	0.0
8,452	6.500%, 09/01/2037	8,843	0.0
96,629	6.500%, 09/01/2037	99,436	0.0
3,714	6.500%, 09/01/2037	3,889	0.0
608	6.500%, 09/01/2037	635	0.0
59,551	6.500%, 09/01/2037	62,594	0.0
571	6.500%, 09/01/2037	588	0.0
2,132	6.500%, 10/01/2037	2,206	0.0
1,148	6.500%, 10/01/2037	1,204	0.0
15,102	6.500%, 10/01/2037	15,891	0.0
250	6.500%, 10/01/2037	258	0.0
6,809	6.500%, 10/01/2037	7,047	0.0
46,094	6.500%, 11/01/2037	47,758	0.0
54,698	6.500%, 12/01/2037	56,428	0.0
6,008	6.500%, 12/01/2037	6,323	0.0
4,801	6.500%, 12/01/2037	4,925	0.0
1,516	6.500%, 12/01/2037	1,555	0.0
1,381	6.500%, 12/01/2037	1,417	0.0
1,285	6.500%, 12/01/2037	1,318	0.0
1,196	6.500%, 12/01/2037	1,227	0.0
10,248	6.500%, 01/01/2038	10,687	0.0
483	6.500%, 01/01/2038	497	0.0
40,460	6.500%, 03/01/2038	42,320	0.0
26,390	6.500%, 04/01/2038	27,895	0.0
33,629	6.500%, 08/01/2038	34,566	0.0
25,291	6.500%, 08/01/2038	26,044	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
20,926	6.500%, 09/01/2038	$21,489	0.0
7,221	6.500%, 10/01/2038	7,459	0.0
11,339	6.500%, 10/01/2038	11,715	0.0
107,232	6.500%, 10/01/2038	113,363	0.0
1,641	6.500%, 10/01/2038	1,733	0.0
13,356	6.500%, 11/01/2038	13,967	0.0
26,043	6.500%, 01/01/2039	26,862	0.0
624	6.500%, 01/01/2039	646	0.0
4,889	6.500%, 03/01/2039	5,015	0.0
4,916	6.500%, 09/01/2039	5,043	0.0
		463,934,546	16.5
	Total U.S. Government Agency Obligations (Cost $892,502,958)	822,691,468	29.3

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.9%
2,500,000	Banc of America Commercial Mortgage Trust 2017-BNK3 AS, 3.748%, 02/15/2050	2,285,986	0.1
5,000,000	BANK 2021-BNK33 A5, 2.556%, 05/15/2064	4,143,091	0.2
800,000	BANK 2022-BNK39 A4, 2.928%, 02/15/2055	676,629	0.0
2,950,000 (3)	BANK 2022-BNK41 A4, 3.790%, 04/15/2065	2,685,904	0.1
4,000,000	Benchmark 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	3,804,555	0.1
1,103,000	Benchmark 2019-B10 A4 Mortgage Trust, 3.717%, 03/15/2062	1,020,290	0.0
5,000,000	Benchmark 2020-B21 A5 Mortgage Trust, 1.978%, 12/17/2053	3,996,546	0.1
1,500,000 (3)	Benchmark 2021-B28 A5 Mortgage Trust, 2.224%, 08/15/2054	1,200,516	0.1
6,500,000 (3)	Benchmark 2022-B35 A5 Mortgage Trust, 4.445%, 05/15/2055	6,225,590	0.2
2,431,865 (1)	BX Trust 2022-PSB A, 6.787%, (TSFR1M + 2.451)%, 08/15/2039	2,430,119	0.1
3,000,000	Citigroup Commercial Mortgage Trust 2014-GC19 A4, 4.023%, 03/11/2047	2,941,701	0.1
641,367 (3)	Ginnie Mae 2011-127 C, 3.500%, 03/16/2047	601,407	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
361,731 (3)	Ginnie Mae 2011-142 B, 3.373%, 02/16/2044	$359,764	0.0
657,895	Ginnie Mae 2014-150 C, 3.400%, 12/16/2049	651,719	0.0
1,952,040	Ginnie Mae 2014-50 C, 3.400%, 02/16/2047	1,880,097	0.1
3,000,000	JPMDB Commercial Mortgage Securities Trust 2016-C2 A3A, 2.881%, 06/15/2049	2,793,878	0.1
1,750,000	JPMDB Commercial Mortgage Securities Trust 2019-COR6 A4, 3.057%, 11/13/2052	1,509,220	0.1
1,000,000 (3)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22 C, 4.202%, 04/15/2048	892,152	0.0
5,000,000	Morgan Stanley Capital I Trust 2021-L5 A4, 2.728%, 05/15/2054	4,169,442	0.2
1,000,000 (1)(3)	MSCG Trust 2015-ALDR A2, 3.462%, 06/07/2035	907,583	0.0
1,000,000 (3)	UBS Commercial Mortgage Trust 2018-C9 A4, 4.117%, 03/15/2051	942,616	0.0
1,611,921	Wells Fargo Commercial Mortgage Trust 2015-P2 A3, 3.541%, 12/15/2048	1,529,133	0.1
529,000	Wells Fargo Commercial Mortgage Trust 2021-C59 A5, 2.626%, 04/15/2054	436,273	0.0
4,445,000 (3)	WFRBS Commercial Mortgage Trust 2013-C18 A5, 4.162%, 12/15/2046	4,359,271	0.2
	Total Commercial Mortgage-Backed Securities (Cost $59,843,231)	52,443,482	1.9

SOVEREIGN BONDS: 1.4%
1,250,000	Chile Government International Bond, 2.450%, 01/31/2031	1,040,221	0.0
500,000	Export-Import Bank of Korea, 3.250%, 08/12/2026	475,256	0.0
1,000,000	Export-Import Bank of Korea, 4.000%, 01/14/2024	990,874	0.0
1,000,000 (2)	Indonesia Government International Bond, 1.850%, 03/12/2031	810,268	0.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
1,000,000	Indonesia Government International Bond, 4.350%, 01/11/2048	$866,434	0.0
1,800,000 (1)	Kommunalbanken AS, 2.500%, 01/11/2023	1,799,270	0.1
500,000	Korea International Bond, 4.125%, 06/10/2044	462,143	0.0
1,500,000	Mexico Government International Bond, 2.659%, 05/24/2031	1,213,543	0.0
5,000,000	Mexico Government International Bond, 4.750%, 03/08/2044	4,054,351	0.2
1,000,000	Panama Government International Bond, 3.870%, 07/23/2060	648,385	0.0
4,000,000	Peruvian Government International Bond, 6.550%, 03/14/2037	4,229,094	0.2
4,000,000	Philippine Government International Bond, 6.375%, 01/15/2032	4,449,471	0.2
5,000,000	Province of Alberta Canada, 2.950%, 01/23/2024	4,897,463	0.2
3,000,000	Province of British Columbia Canada, 2.250%, 06/02/2026	2,800,032	0.1
3,000,000 (2)	Province of Ontario Canada, 1.050%, 04/14/2026	2,684,894	0.1
3,000,000	Province of Ontario Canada, 1.125%, 10/07/2030	2,359,841	0.1
2,400,000	Republic of Italy Government International Bond, 1.250%, 02/17/2026	2,088,473	0.1
1,000,000	Republic of Poland Government International Bond, 3.250%, 04/06/2026	960,860	0.0
2,000,000	Uruguay Government International Bond, 4.500%, 08/14/2024	2,000,656	0.1
	Total Sovereign Bonds (Cost $43,678,212)	38,831,529	1.4

SUPRANATIONAL BONDS: 0.2%
300,000	Asian Development Bank, 2.125%, 03/19/2025	285,362	0.0
750,000	European Investment Bank, 0.625%, 07/25/2025	682,842	0.0
1,500,000	Inter-American Development Bank, 0.250%, 11/15/2023	1,441,163	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SUPRANATIONAL BONDS: (continued)
2,400,000	Inter-American Development Bank, 0.625%, 07/15/2025	$2,185,599	0.1
1,000,000 (2)	Inter-American Development Bank, 3.200%, 08/07/2042	830,218	0.0
	Total Supranational Bonds (Cost $5,935,119)	5,425,184	0.2

ASSET-BACKED SECURITIES: 0.4%
	Automobile Asset-Backed Securities: 0.4%
1,000,000	Ally Auto Receivables Trust 2019-4 A4, 1.920%, 01/15/2025	989,192	0.1
974,616	BMW Vehicle Lease Trust 2021-2 A3, 0.330%, 12/26/2024	952,494	0.1
185,108	Carmax Auto Owner Trust 2019-2 A4, 2.770%, 12/16/2024	183,941	0.0
1,150,000	Carmax Auto Owner Trust 2019-2 B, 3.010%, 12/16/2024	1,138,927	0.1
243,690	Exeter Automobile Receivables Trust 2021-4 A3, 0.680%, 07/15/2025	242,684	0.0
453,658	Ford Credit Auto Owner Trust 2019-A A4, 2.850%, 08/15/2024	452,851	0.0
250,000	Ford Credit Auto Owner Trust 2021-A A4, 0.490%, 09/15/2026	231,369	0.0
1,000,000	GM Financial Consumer Automobile Receivables Trust 2021-1 A4, 0.540%, 05/17/2027	924,187	0.0
850,000	GM Financial Consumer Automobile Receivables Trust 2021-3 A3, 0.480%, 06/16/2026	811,382	0.0
1,000,000	Honda Auto Receivables Owner Trust 2021-2 A4, 0.550%, 08/16/2027	924,606	0.0
1,000,000	Mercedes-Benz Auto Receivables Trust 2021-1 A3, 0.460%, 06/15/2026	949,343	0.0
496,041	Nissan Auto Receivables 2019-B A4 Owner Trust, 2.540%, 12/15/2025	492,532	0.0
750,000	Nissan Auto Receivables 2022-B A4 Owner Trust, 4.450%, 11/15/2029	739,747	0.0
279,994	Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	277,742	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
550,000	Toyota Auto Receivables 2021-D A3 Owner Trust, 0.710%, 04/15/2026	$518,343	0.0
500,000	Toyota Auto Receivables 2022-D A4 Owner Trust, 5.430%, 04/17/2028	509,730	0.0
1,000,000	Volkswagen Auto Loan Enhanced Trust 2021-1 A3, 1.020%, 06/22/2026	950,742	0.1
		11,289,812	0.4
	Other Asset-Backed Securities: 0.0%
1,000,000	Verizon Master Trust 2021-1 A, 0.500%, 05/20/2027	939,970	0.0
	Total Asset-Backed Securities (Cost $12,681,689)	12,229,782	0.4
	Total Long-Term Investments (Cost $3,049,600,587)	2,843,001,799	101.1
SHORT-TERM INVESTMENTS: 17.2%
	Commercial Paper: 4.5%
56,000,000	BASF SE, 5.830%, 01/03/2023	55,973,176	2.0
35,800,000	Consolidated Edison Inc., 6.150%, 01/03/2023	35,781,925	1.3
1,800,000	Duke Energy Corporation, 6.120%, 01/03/2023	1,799,095	0.0
25,000,000	Enterprise Products Operating LLC, 6.150%, 01/03/2023	24,987,378	0.9
2,500,000	Fiserv, Inc., 4.940%, 01/30/2023	2,489,892	0.1
5,500,000	Waste Management, Inc., 4.930%, 02/06/2023	5,472,656	0.2
	Total Commercial Paper (Cost $126,534,016)	126,504,122	4.5

	Repurchase Agreements: 1.4%
10,824,700 (6)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $10,829,801, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $11,041,194, due 01/15/23-11/20/72)	10,824,700	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
7,815,308 (6)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $7,819,085, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $7,975,520, due 04/15/23-11/15/52)	$7,815,308	0.3
3,457,536 (6)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $3,459,165, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $3,528,373, due 03/01/23-11/20/72)	3,457,536	0.1
7,932,662 (6)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $7,936,400, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $8,091,315, due 09/01/24-10/20/52)	7,932,662	0.3
8,220,676 (6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $8,224,586, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,385,129, due 01/15/24-02/15/51)	8,220,676	0.3
	Total Repurchase Agreements (Cost $38,250,882)	38,250,882	1.4

	Time Deposits: 0.2%
1,130,000 (6)	Canadian Imperial Bank of Commerce, 4.300%, 01/03/2023	1,130,000	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Time Deposits (continued)
1,130,000 (6)	Credit Agricole, 4.300%, 01/03/2023	$1,130,000	0.0
1,140,000 (6)	Landesbank Baden- Wuerttemberg, 4.320%, 01/03/2023	1,140,000	0.0
1,130,000 (6)	Mizuho Bank Ltd., 4.320%, 01/03/2023	1,130,000	0.0
1,140,000 (6)	The Royal Bank of Canada, 4.320%, 01/03/2023	1,140,000	0.1
1,140,000 (6)	Toronto-Dominion Bank, 4.310%, 01/03/2023	1,140,000	0.1
	Total Time Deposits (Cost $6,810,000)	6,810,000	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 11.1%
311,633,000 (7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $311,633,000)	311,633,000	11.1
	Total Short-Term Investments (Cost $483,227,898)	483,198,004	17.2
	Total Investments in Securities (Cost $3,532,828,485)	$3,326,199,803	118.3
	Liabilities in Excess of Other Assets	(515,302,129)	(18.3)
	Net Assets	$2,810,897,674	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of December 31, 2022.

(4)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(5)
Represents or includes a TBA transaction.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2022.

Reference Rate Abbreviations:
TSFR1M    1-month CME Term Secured Overnight Financing Rate
US0012M   12-month LIBOR

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$688,461,304	$—	$688,461,304
Collateralized Mortgage Obligations	—	798,204	—	798,204
Municipal Bonds	—	23,337,823	—	23,337,823
Sovereign Bonds	—	38,831,529	—	38,831,529
U.S. Government Agency Obligations	—	822,691,468	—	822,691,468
Asset-Backed Securities	—	12,229,782	—	12,229,782
Supranational Bonds	—	5,425,184	—	5,425,184
Commercial Mortgage-Backed Securities	—	52,443,482	—	52,443,482
U.S. Treasury Obligations	—	1,198,783,023	—	1,198,783,023
Short-Term Investments	311,633,000	171,565,004	—	483,198,004
Total Investments, at fair value	$311,633,000	$3,014,566,803	$—	$3,326,199,803
Other Financial Instruments+
Futures	172,863	—	—	172,863
Total Assets	$311,805,863	$3,014,566,803	$—	$3,326,372,666
Liabilities Table
Other Financial Instruments+
Futures	$(587,881)	$—	$—	$(587,881)
Total Liabilities	$(587,881)	$—	$—	$(587,881)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2022, the following futures contracts were outstanding for Voya U.S. Bond Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	21	03/22/23	$2,358,234	$(12,674)
U.S. Treasury 2-Year Note	62	03/31/23	12,714,844	(35,957)
U.S. Treasury Ultra Long Bond	314	03/22/23	42,174,125	(539,250)
			$57,247,203	$(587,881)
Short Contracts:
U.S. Treasury 5-Year Note	(213)	03/31/23	(22,989,023)	26,751
U.S. Treasury Long Bond	(1)	03/22/23	(125,344)	1,123
U.S. Treasury Ultra 10-Year Note	(132)	03/22/23	(15,613,125)	144,989
			$(38,727,492)	$172,863
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$172,863
Total Asset Derivatives		$172,863
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$587,881
Total Liability Derivatives		$587,881

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Interest Rate Contracts	$11,098,090	$—	$11,098,090
Credit Contracts	—	(24,823)	(24,823)
Total	$11,098,090	$(24,823)	$11,073,267
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contracts	$—	$30,900	$30,900
Interest Rate Contracts	(109,871)	—	(109,871)
Total	$(109,871)	$30,900	$(78,971)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $3,538,680,163.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,957,472
Gross Unrealized Depreciation	(215,852,850)
Net Unrealized Depreciation	$(212,895,378)
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Emerging Markets Index Portfolio
Class I	NII	$0.2346
Class P2	NII	$0.2347
Class S	NII	$0.2093
All Classes	LTCG	$0.3931
Voya International Index Portfolio
Class ADV	NII	$0.2985
Class I	NII	$0.3604
Class P2	NII	$0.3627
Class S	NII	$0.3318
Class S2	NII	$0.3204
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	NII	$—
Class I	NII	$0.2480
Class S	NII	$0.0691
All Classes	STCG	$1.0205
All Classes	LTCG	$3.8959
Voya Russell™ Large Cap Index Portfolio
Class ADV	NII	$0.0684
Class I	NII	$0.1980
Class S	NII	$0.1646
Class S2	NII	$0.0937
All Classes	STCG	$0.0766
All Classes	LTCG	$1.0493
Voya Russell™ Large Cap Value Index Portfolio
Class ADV	NII	$0.2258
Class I	NII	$0.3578
Class S	NII	$0.3109
Portfolio Name	Type	Per Share Amount
Voya Russell™ Mid Cap Growth Index Portfolio
All Classes	STCG	$0.9766
All Classes	LTCG	$2.8078
Voya Russell™ Mid Cap Index Portfolio
Class ADV	NII	$0.0610
Class I	NII	$0.1276
Class P2	NII	$0.1394
Class S	NII	$0.0877
Class S2	NII	$0.0649
All Classes	STCG	$0.1833
All Classes	LTCG	$0.8076
Voya Russell™ Small Cap Index Portfolio
Class ADV	NII	$0.0412
Class I	NII	$0.1277
Class P2	NII	$0.1410
Class S	NII	$0.0721
Class S2	NII	$0.0485
All Classes	STCG	$0.2151
All Classes	LTCG	$1.0469
Voya U.S. Bond Index Portfolio
Class ADV	NII	$0.1685
Class I	NII	$0.2178
Class P2	NII	$0.2421
Class S	NII	$0.1928
Class S2	NII	$0.1784

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Emerging Markets Index Portfolio	0.25%
Voya Russell™ Large Cap Growth Index Portfolio	44.22%
Voya Russell™ Large Cap Index Portfolio	100.00%
Voya Russell™ Large Cap Value Index Portfolio	100.00%
Voya Russell™ Mid Cap Growth Index Portfolio	13.02%
Voya Russell™ Mid Cap Index Portfolio	44.44%
Voya Russell™ Small Cap Index Portfolio	42.48%

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Emerging Markets Index Portfolio	$27,857,778
Voya Russell™ Large Cap Growth Index Portfolio	$86,970,479
Voya Russell™ Large Cap Index Portfolio	$80,534,528
Voya Russell™ Mid Cap Growth Index Portfolio	$81,386,933
Voya Russell™ Mid Cap Index Portfolio	$90,711,613
Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Emerging Markets Index Portfolio	$3,916,492	$0.0603	100.00%
Voya International Index Portfolio	$1,297,932	$0.0065	86.04%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2020 – Present May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 − Present).	132	RSR Partners, Inc, (2016 − Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 − December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 − Present).	132	The Royce Funds (22 funds) (December 2009 − Present). AMICA Mutual Insurance Company (1992 − Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Director	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 − Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Consultant (May 2001 − Present).	129	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	October 2015 – Present	Retired.	132	None.

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years
Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. − Head of Funds Compliance; Chief Compliance Officer − Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 − Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 − Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 − Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 − February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 − Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 − February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 − Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management − Mutual Fund Legal Department (September 2020 − Present). Formerly, Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 − Present); Vice President, Voya Funds Services, LLC (July 2012 − Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2002 – Present	Vice President, Voya Investments, LLC (August 1997 − Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 − Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 − Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 − Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 − April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 − Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Directors (“Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, with respect to each Portfolio that seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index over certain time periods.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Emerging Markets Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Emerging Markets Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
Voya International Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya International Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding it belief that the Portfolio’s pricing is competitive.
Voya Russell™ Large Cap Growth Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Growth Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of the net expense ratios of the funds in its Selected Peer Group.
Voya Russell™ Large Cap Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Russell™ Large Cap Value Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Value Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Russell™ Mid Cap Growth Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Mid Cap Growth Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
Voya Russell™ Mid Cap Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Mid Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
Voya Russell™ Small Cap Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Small Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
Voya U.S. Bond Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya U.S. Bond Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as a result of the Board’s request during the 2021 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective on January 1, 2022; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
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VPAR-VIPALL   (1222-021623)

(b)        Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2022 and December 31, 2021.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of each respective registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $270,376 for the year ended December 31, 2022 and $269,473 for the year ended December 31, 2021.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of each respective registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2022 and $0 for the year ended December 31, 2021.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $120,726 for the year ended December 31, 2021 and $104,053 for the year ended December 31, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2022 and $0 for the year ended December 31, 2021.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 18, 2021

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:          January 1, 2022 to December 31, 2022

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA CREDIT INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2022 and December 31, 2021; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2022	2021
Voya Variable Portfolios, Inc.	$120,726	$104,053
Voya Investments, LLC (1)	$12,831,317	$13,583,983

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Portfolios, Inc.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2023

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2023